EXHIBIT 99.1

SABR 05- FR5



GIB Runs

40% Severity         to Maturty
12 Mon Lag           Triggers Failing
First $ Prin Wrietdown
100 PPC

          --------------------
                FWD LIBOR
          --------------------
          CDR   Cum Loss WAL
B3        8.755  9.770%  7.297
          --------------------

40% Severity         to Maturty
12 Mon Lag           Triggers Failing
First $ Prin Wrietdown
20 CPR

          --------------------
                FWD LIBOR
          --------------------
          CDR   Cum Loss WAL
B3        8.910 11.555%  7.309
          --------------------

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/ or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS CAPITAL

                             **** INTERNAL ONLY ****

--------------------------------------------------------------------------------
                           SABR 2005-FR5 ~ RBOS Stress
--------------------------------------------------------------------------------

Please solve for the breakeven CDRs and show cum loss using the following assumptions:
      - triggers fail
      - 12-month lag
      - Loss severity: 40%; 70%
      - Adv P+I

       FL
       40% Severity
                       % of given PPC curve
--------------------------------------------------------------------------------
       50%                  75%               100%              125%
--------------------------------------------------------------------------------
Class  CDR   Cum Loss       CDR  Cum Loss      CDR  Cum Loss    CDR   Cum Loss -
   M1 14.999  21.62%       16.40318.50%       18.04 16.51%     19.916  15.17%
--------------------------------------------------------------------------------

       FL
       70% Severity
                      % of given PPC curve
--------------------------------------------------------------------------------
       50%                  75%               100%              125%
--------------------------------------------------------------------------------
Class  CDR   Cum Loss       CDR  Cum Loss      CDR  Cum Loss    CDR   Cum Loss -
   M1 7.817   25.75%       8.518 20.91%       9.356 18.01%     10.331  16.15%
--------------------------------------------------------------------------------


      FL+200
      40% Severity
                     % of given PPC curve
--------------------------------------------------------------------------------
       50%                  75%               100%              125%
--------------------------------------------------------------------------------
Class  CDR   Cum Loss       CDR  Cum Loss      CDR  Cum Loss    CDR   Cum Loss -
   M1 12.941  20.05%       14.49417.18%       16.36815.49%     18.56   14.44%
--------------------------------------------------------------------------------



       FL+200
       70% Severity
                     % of given PPC curve
--------------------------------------------------------------------------------
       50%                  75%               100%              125%
--------------------------------------------------------------------------------
Class  CDR   Cum Loss       CDR  Cum Loss      CDR  Cum Loss    CDR   Cum Loss -
   M1 6.751   23.37%       7.512 19.07%       8.45  16.64%     9.568   15.18%
--------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS CAPITAL

1. By Loan Type     please use more rows if there are other type of loans

                                                                      % of Principal         Wt. Avg.
           No. of Mortgage Loans             Principal Balance            Balance          Gross Coupon   % ARM
----------------------------------------------------------------------------------------------------------------
Fixed Rate                 1,692               167,460,352.85              14.41              8.246         0.00
2/28 ARM                   3,873               953,385,494.21              82.01              7.172       100.00
3/27 ARM                     128                31,079,931.78               2.67              6.877       100.00
5/25 ARM                      30                10,563,846.37               0.91              6.813       100.00


                                                                FICO
                      <= 500      500.1-525     525.1-550    550.1-575     575.1-600       >600       Wt. Avg.        <=80
-----------------------------------------------------------------------------------------------------------------------------
Fixed Rate               0.00         1.07          1.66         5.52         10.42        81.32           644        26.16
2/28 ARM                 0.15         4.48          6.16         9.76         12.56        66.89           627        25.60
3/27 ARM                 0.00         0.98          4.75         3.12         10.87        80.28           646        32.90
5/25 ARM                 0.00         0.00          0.00         8.88          6.29        84.84           643        39.95


                                                 Effective Combined LTV (includes silent seconds)
                      <=80       80.01-85      85.01-90     90.01-95     95.01-100            >100                 Wt. Avg.
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate            26.16          8.68        12.09         6.85         46.22                   0.00                   89.43
2/28 ARM              25.60          9.10        13.15         9.76         42.39                   0.00                   89.89
3/27 ARM              32.90         15.56        17.99         3.59         29.96                   0.00                   87.71
5/25 ARM              39.95          2.83        25.80        10.27         21.15                   0.00                   86.28


                                         Debt-to-Income Ratio                               Documentation
                       <=45         45.01-50      50.01-55         >55       Wt. Avg.   % Full        % Limited        % Refinancing
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate             51.27         36.62             12.11     0.00        41.97         69.62           1.15              51.52
2/28 ARM               50.81         37.23             11.96     0.00        42.49         59.80           1.48              43.94
3/27 ARM               61.06         29.49              9.44     0.00        40.49         60.02           6.98              66.44
5/25 ARM               57.28         24.63             18.09     0.00        39.41         78.85           1.58              58.80

                                 Owner Occupancy                                IO Loan Distribution
                    % Owner Occupied      % Investor Properties   24mth IO     36mth IO      60mth IO     120mth IO
-------------------------------------------------------------------------------------------------------------------
Fixed Rate                     93.01                   5.25         0.00          0.00         0.00          0.00
2/28 ARM                       92.30                   6.52         0.00          0.00        27.33          0.00
3/27 ARM                       92.22                   7.36         0.00          0.00        38.53          0.00
5/25 ARM                       86.04                  13.96         0.00          0.00         0.00          0.00


2. By Original IO Term           please use more rows if there are other type of IO products
                                                          % of Principal     Wt. Avg.
            No. of Mortgage Loans     Principal Balance      Balance         Gross Coupon    % ARM
------------------------------------------------------------------------------------------------------
None                      4,796         889,993,905.86         76.56              7.566      81.18
24 months
36 months
60 months                   927         272,495,719.35         23.44              6.496     100.00
120 months


                                                            FICO
                      <= 500     500.1-525     525.1-550    550.1-575     575.1-600       >600       Wt. Avg.
-------------------------------------------------------------------------------------------------------------
None                  0.16         5.03          7.08        11.61         10.88        65.24           624
24 months
36 months
60 months             0.00         0.00          0.00         0.33         16.30        83.37           650
120 months


                                          Effective Combined LTV (includes silent seconds)
                      <=80    80.01-85  85.01-90  90.01-95  95.01-100       >100           Wt. Avg.
----------------------------------------------------------------------------------------------------------
None                   31.01     10.29     15.18     10.83     32.68             0.00            87.84
24 months
36 months
60 months               9.68      5.46      6.90      3.78     74.19             0.00            95.92
120 months


                                        Debt-to-Income Ratio                        Documentation
                      <=45    45.01-50      50.01-55       >55    Wt. Avg.     % Full       % Limited       % Refinancing
---------------------------------------------------------------------------------------------------------------------------
None                   50.95     33.47            15.58     0.00    42.38          55.32          1.66         50.85
24 months
36 months
60 months              52.05     47.75             0.20     0.00    42.19          81.24          1.30         29.19
120 months


                              Owner Occupancy                        IO Loan Distribution
                   % Owner Occupied   % Investor Properties  24mth IO  36mth IO  60mth IO  120mth IO
-----------------------------------------------------------------------------------------------------
None                           90.03                8.40      0.00      0.00      0.00      0.00
24 months
36 months
60 months                      99.89                0.00      0.00      0.00    100.00      0.00
120 months

3. By Occupancy Status

                                                                                                           Wt. Avg.
                        No. of Mortgage Loans          Principal Balance      % of Principal Balance     Gross Coupon   % ARM
------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                             5,251             1,073,437,579.68              92.34              7.283      85.49
2nd Homes                                     55                14,317,538.14               1.23              7.503      79.63
Investor Properties                          417                74,734,507.39               6.43              7.746      88.24


                                                                           FICO
                                     <= 500     500.1-525     525.1-550    550.1-575     575.1-600       >600       Wt. Avg.
------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                          0.13         3.87          5.56         9.37         12.22        68.85           628
2nd Homes                               0.00        10.13          5.27        11.54          9.80        63.25           632
Investor Properties                     0.00         2.43          3.47         2.58         11.60        79.92           651


                                                            Effective Combined LTV (includes silent seconds)
                                    <=80        80.01-85     85.01-90      90.01-95     95.01-100      >100          Wt. Avg.
----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                        24.92         9.35         12.14         8.22         45.37          0.00            90.10
2nd Homes                             53.64        14.74          6.08        15.60          9.94          0.00            81.57
Investor Properties                   36.28         5.38         30.42        21.78          6.13          0.00            86.06


                                                             Debt-to-Income Ratio
                                     <=45        45.01-50           50.01-55            >55       Wt. Avg.
-----------------------------------------------------------------------------------------------------------
Owner Occupied                      51.01         37.94                  11.05        0.00        42.45
2nd Homes                           56.92         29.24                  13.84        0.00        41.50
Investor Properties                 52.95         22.14                  24.91        0.00        40.77


                                     Documentation                                            Owner Occupancy
                             % Full             % Limited       % Refinancing    % Owner Occupied         % Investor Properties
---------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               60.97                1.42              45.74             100.00                        0.00
2nd Homes                    53.21                4.58              52.41               0.00                        0.00
Investor Properties          69.05                3.21              44.94               0.00                      100.00


                                           IO Loan Distribution
                             24mth IO     36mth IO     60mth IO     120mth IO
------------------------------------------------------------------------------
Owner Occupied                0.00         0.00         25.36         0.00
2nd Homes                     0.00         0.00          2.09         0.00
Investor Properties           0.00         0.00          0.00         0.00

4. By Documentation

                  No. of Mortgage Loans          Principal Balance      % of Principal Balance  Wt. Avg. Gross Coupon   % ARM
------------------------------------------------------------------------------------------------------------------------------
Full Doc                         3,885               713,738,859.09              61.40                 7.186              83.67
Limited Doc                         71                18,324,289.79               1.58                 7.359              89.50
Stated Doc                       1,767               430,426,476.33              37.03                 7.528              88.63


                                                            FICO
                   <= 500     500.1-525     525.1-550    550.1-575     575.1-600       >600       Wt. Avg.
----------------------------------------------------------------------------------------------------------
Full Doc           0.15         4.02          6.15        11.14         15.35        63.18           621
Limited Doc        0.00         1.66         10.19        11.19         20.85        56.11           612
Stated Doc         0.08         3.66          4.01         5.26          6.47        80.52           646


                                                   Effective Combined LTV (includes silent seconds)
                           <=80        80.01-85     85.01-90      90.01-95     95.01-100        >100           Wt. Avg.
-----------------------------------------------------------------------------------------------------------------------------
Full Doc                    21.67        10.39         15.64        11.80         40.51             0.00             90.38
Limited Doc                 35.52        18.80         15.64        13.21         16.83             0.00             84.60
Stated Doc                  32.80         6.71          9.17         4.67         46.66             0.00             88.88


                                                   Debt-to-Income Ratio
                             <=45        45.01-50      50.01-55            >55       Wt. Avg.
--------------------------------------------------------------------------------------------
Full Doc                    51.64         35.50             12.86        0.00        41.89
Limited Doc                 56.58         26.80             16.62        0.00        38.84
Stated Doc                  50.27         39.44             10.30        0.00        43.22


                               Documentation                                          Owner Occupancy
                        % Full             % Limited    % Refinancing     % Owner Occupied      % Investor Properties
------------------------------------------------------------------------------------------------------------------------
Full Doc                 100.00                0.00         46.96          91.70                              7.23
Limited Doc                0.00              100.00         58.80          83.34                             13.08
Stated Doc                 0.00                0.00         43.26          93.78                              4.82


                                        IO Loan Distribution
                        24mth IO     36mth IO     60mth IO     120mth IO
------------------------------------------------------------------------
Full Doc                  0.00         0.00         31.02         0.00
Limited Doc               0.00         0.00         19.37         0.00
Stated Doc                0.00         0.00         11.05         0.00


5. Debt-to-Income Ratio Distribution

                                                                                                    Wt. Avg.
                       No. of Mortgage Loans      Principal Balance      % of Principal Balance  Gross Coupon  % ARM
---------------------------------------------------------------------------------------------------------------------------
<=30                                    648           121,412,822.34              10.44              7.334      83.94
30.01-35.00                             508            92,055,691.34               7.92              7.384      82.11
35.01-40.00                             783           147,692,215.34              12.70              7.404      86.95
40.01-45.00                           1,161           234,136,193.88              20.14              7.301      86.92
45.01-50.00                           2,031           428,008,286.24              36.82              7.236      85.67
50.01-55.00                             592           139,184,416.07              11.97              7.426      85.43
55.01-60.00
>60.00
Wt. Avg. DTI =

                                                                 FICO
                       <= 500     500.1-525     525.1-550    550.1-575     575.1-600       >600       Wt. Avg.
-----------------------------------------------------------------------------------------------------------------
<=30                        0.23         3.94          6.24         7.57         11.98        70.04           627
30.01-35.00                 0.00         4.60          4.35         7.91         13.96        69.19           627
35.01-40.00                 0.06         3.81          4.96        10.20         12.47        68.50           630
40.01-45.00                 0.25         2.45          3.97         9.62         10.86        72.85           635
45.01-50.00                 0.08         2.15          3.65         7.28         12.11        74.73           638
50.01-55.00                 0.09        10.93         13.80        13.64         13.06        48.48           601
55.01-60.00
>60.00
Wt. Avg. DTI =


                                    Effective Combined LTV (includes silent seconds)
                         <=80        80.01-85     85.01-90      90.01-95     95.01-100       >100           Wt. Avg.
------------------------------------------------------------------------------------------------------------------------
<=30                       33.74        11.08         11.93         9.07         34.18           0.00           87.45
30.01-35.00                32.19         5.90         10.96        11.19         39.76           0.00           88.76
35.01-40.00                26.54         8.75         13.40        10.10         41.21           0.00           89.81
40.01-45.00                23.41         8.94         11.73         8.90         47.02           0.00           90.53
45.01-50.00                16.53         7.32         11.65         9.86         54.64           0.00           92.75
50.01-55.00                48.12        16.09         23.17         5.33          7.29           0.00           81.66
55.01-60.00
>60.00
Wt. Avg. DTI =

                                                       Debt-to-Income Ratio
                             <=45        45.01-50      50.01-55            >55       Wt. Avg.
-------------------------------------------------------------------------------------------------
<=30                         100.00          0.00              0.00        0.00        22.87
30.01-35.00                  100.00          0.00              0.00        0.00        32.62
35.01-40.00                  100.00          0.00              0.00        0.00        37.75
40.01-45.00                  100.00          0.00              0.00        0.00        42.75
45.01-50.00                    0.00        100.00              0.00        0.00        47.89
50.01-55.00                    0.00          0.00            100.00        0.00        52.81
55.01-60.00
>60.00
Wt. Avg. DTI =


                                 Documentation                                                     Owner Occupancy
                          % Full             % Limited        % Refinancing         % Owner Occupied         % Investor Properties
-----------------------------------------------------------------------------------------------------------------------------------
<=30                       71.85                3.39              49.98               86.89                       12.24
30.01-35.00                67.12                1.90              47.30               92.61                        6.59
35.01-40.00                60.85                1.82              46.32               92.04                        5.30
40.01-45.00                55.39                0.77              40.71               94.34                        4.62
45.01-50.00                59.19                1.15              39.86               95.16                        3.87
50.01-55.00                65.97                2.19              67.19               85.20                       13.37
55.01-60.00
>60.00
Wt. Avg. DTI =


                                          IO Loan Distribution
                            24mth IO     36mth IO     60mth IO     120mth IO
-----------------------------------------------------------------------------
<=30                           0.00         0.00         21.29         0.00
30.01-35.00                    0.00         0.00         22.34         0.00
35.01-40.00                    0.00         0.00         22.96         0.00
40.01-45.00                    0.00         0.00         26.27         0.00
45.01-50.00                    0.00         0.00         30.40         0.00
50.01-55.00                    0.00         0.00          0.39         0.00
55.01-60.00
>60.00
Wt. Avg. DTI =


6. Silent Seconds

                                                                                                    Wt. Avg.
                        No. of Mortgage Loans      Principal Balance      % of Principal Balance   Gross Coupon   % ARM
--------------------------------------------------------------------------------------------------------------------------------
                                        2,115           514,164,613.97              44.23              6.895       94.98


FICO

                          <= 500     500.1-525     525.1-550    550.1-575     575.1-600       >600       Wt. Avg.
----------------------------------------------------------------------------------------------------------------------
                             0.00        0.32          0.76         6.07         10.59        82.25          651


                                  Effective Combined LTV (includes silent seconds)
     <=80        80.01-85     85.01-90      90.01-95     95.01-100            >100        Wt. Avg.
---------------------------------------------------------------------------------------------------------
          0.37         0.26        3.91        15.54         79.92               0.00          98.63


                                       Debt-to-Income Ratio
                 <=45        45.01-50           50.01-55            >55       Wt. Avg.
----------------------------------------------------------------------------------------
               51.15         45.42                   3.44        0.00        42.32


             Documentation                                                             Owner Occupancy
       % Full             % Limited                 % Refinancing         % Owner Occupied          % Investor Properties
---------------------------------------------------------------------------------------------------------------------------
               62.76                0.25              18.26                     94.75                        4.66


                        IO Loan Distribution
           24mth IO     36mth IO     60mth IO     120mth IO
------------------------------------------------------------
              0.00         0.00         40.27         0.00

Effective Combined LTV (taking into account the silent seconds) =


7. Credit Grades                 please use originator's grades

                                                                                                        Wt. Avg.
                    No. of Mortgage Loans          Principal Balance      % of Principal Balance     Gross Coupon   % ARM
----------------------------------------------------------------------------------------------------------------------------
C                                          1                   109,903.65               0.01             11.990       0.00
AXP                                      411                89,824,018.01               7.73              7.458      87.45
AXTC                                      36                 7,676,091.23               0.66              6.814      90.29
AXTH                                      54                16,638,242.19               1.43              7.781      96.48
AXTJ                                       1                   937,151.62               0.08              5.950     100.00
A-XP                                     238                52,074,817.39               4.48              7.779      95.58
A+XP                                   2,191               493,159,197.10              42.42              7.025      86.71
A+XT                                   1,415               370,826,268.34              31.90              6.951      94.41
BXP                                      201                44,286,772.60               3.81              7.982      91.55
CXP                                      103                19,801,475.12               1.70              8.559      97.27
C-XP                                      31                 5,283,071.26               0.45             10.956      96.46
DXP                                        2                   302,090.48               0.03             11.389      58.50
XTA                                       37                 2,053,599.89               0.18             10.412       0.00
XTA+                                   1,002                59,516,926.33               5.12              9.959       0.00


                                                             FICO
                    <= 500     500.1-525     525.1-550    550.1-575     575.1-600       >600       Wt. Avg.
---------------------------------------------------------------------------------------------------------------
C                        0.00       100.00          0.00         0.00          0.00         0.00           511
AXP                      0.38        10.89         16.40        21.66         15.72        34.96           581
AXTC                     0.00         0.00          0.00         2.13         35.60        62.27           622
AXTH                     0.00         0.00          0.00         7.01         25.21        67.78           616
AXTJ                     0.00         0.00          0.00         0.00          0.00       100.00           632
A-XP                     0.00        14.19         16.03        28.01         17.78        23.99           576
A+XP                     0.18         2.91          5.44        10.62         12.66        68.20           629
A+XT                     0.00         0.00          0.07         0.15          8.79        90.99           659
BXP                      0.47        18.99         21.16        21.25         11.06        27.08           572
CXP                      0.00        16.19         12.19        28.36         15.04        28.22           577
C-XP                     0.00        28.84         17.34         8.75         25.28        19.80           560
DXP                      0.00         0.00         58.50         0.00          0.00        41.50           576
XTA                      0.00         0.00          0.00        14.88         25.29        59.83           612
XTA+                     0.00         0.00          0.00         0.19         10.44        89.37           654


                                    Effective Combined LTV (includes silent seconds)
                      <=80        80.01-85     85.01-90      90.01-95     95.01-100       >100           Wt. Avg.
-----------------------------------------------------------------------------------------------------------------------
C                     100.00         0.00          0.00         0.00          0.00            0.00             37.93
AXP                    47.28        23.11         18.29         7.77          3.56            0.00             81.36
AXTC                    0.00         0.00          0.00         6.16         93.84            0.00             99.68
AXTH                    0.00        30.38         48.84        18.13          2.65            0.00             89.18
AXTJ                    0.00         0.00        100.00         0.00          0.00            0.00             90.00
A-XP                   62.01        16.85         12.04         7.93          1.17            0.00             78.53
A+XP                   32.74         9.17         16.96        11.32         29.81            0.00             87.71
A+XT                    2.46         4.87          9.36         8.98         74.33            0.00             97.24
BXP                    76.08        17.36          6.00         0.57          0.00            0.00             75.35
CXP                    88.88         4.65          0.41         0.00          6.07            0.00             72.56
C-XP                  100.00         0.00          0.00         0.00          0.00            0.00             66.49
DXP                   100.00         0.00          0.00         0.00          0.00            0.00             46.06
XTA                     0.00         0.00          6.76        11.35         81.89            0.00             98.54
XTA+                    0.00         0.03          1.59         4.17         94.21            0.00             99.55


                                               Debt-to-Income Ratio
                          <=45        45.01-50      50.01-55       >55       Wt. Avg.
----------------------------------------------------------------------------------------
C                         0.00        100.00            0.00        0.00        48.66
AXP                      49.98         29.24           20.78        0.00        42.29
AXTC                     43.03         56.97            0.00        0.00        42.24
AXTH                     48.81         31.38           19.81        0.00        43.35
AXTJ                    100.00          0.00            0.00        0.00        19.35
A-XP                     52.01         24.71           23.28        0.00        42.28
A+XP                     52.00         33.43           14.58        0.00        42.18
A+XT                     51.90         45.10            3.00        0.00        42.25
BXP                      41.94         27.14           30.92        0.00        44.00
CXP                      46.55         20.92           32.53        0.00        43.72
C-XP                     60.11         15.49           24.39        0.00        42.19
DXP                      41.50          0.00           58.50        0.00        39.60
XTA                      46.06         53.94            0.00        0.00        42.58
XTA+                     50.46         48.68            0.86        0.00        42.60


                         Documentation                                                     Owner Occupancy
                    % Full           % Limited       % Refinancing            % Owner Occupied          % Investor Properties
--------------------------------------------------------------------------------------------------------------------------------
C                     0.00              0.00             100.00                    100.00                        0.00
AXP                  69.60              3.54              79.93                     88.19                       11.17
AXTC                 93.87              0.00              56.00                    100.00                        0.00
AXTH                 17.82              1.94              75.83                    100.00                        0.00
AXTJ                100.00              0.00               0.00                    100.00                        0.00
A-XP                 61.16              2.33              76.28                     95.02                        2.61
A+XP                 71.69              1.91              46.55                     85.92                       12.17
A+XT                 46.32              1.02              28.14                     99.27                        0.32
BXP                  63.67              0.69              87.75                     93.18                        4.52
CXP                  62.67              0.58              77.24                     97.89                        0.87
C-XP                 67.75              0.00              61.02                     94.67                        0.00
DXP                 100.00              0.00             100.00                    100.00                        0.00
XTA                  94.26              0.00              64.52                    100.00                        0.00
XTA+                 61.34              0.00              17.88                    100.00                        0.00


                                   IO Loan Distribution
                     24mth IO     36mth IO     60mth IO     120mth IO
---------------------------------------------------------------------
C                      0.00         0.00          0.00         0.00
AXP                    0.00         0.00         10.02         0.00
AXTC                   0.00         0.00         45.47         0.00
AXTH                   0.00         0.00          3.16         0.00
AXTJ                   0.00         0.00          0.00         0.00
A-XP                   0.00         0.00          0.00         0.00
A+XP                   0.00         0.00         25.06         0.00
A+XT                   0.00         0.00         36.48         0.00
BXP                    0.00         0.00          1.35         0.00
CXP                    0.00         0.00          0.00         0.00
C-XP                   0.00         0.00          0.00         0.00
DXP                    0.00         0.00          0.00         0.00
XTA                    0.00         0.00          0.00         0.00
XTA+                   0.00         0.00          0.00         0.00


8. Others

                                                                                                          Wt. Avg.
                            No. of Mortgage Loans      Principal Balance      % of Principal Balance   Gross Coupon   % ARM
-------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                                    1,241            63,866,485.32               5.49             10.050       0.00


                                                                               FICO
                                     <= 500     500.1-525     525.1-550    550.1-575     575.1-600       >600       Wt. Avg.
---------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                              0.00         0.00          0.09         2.40         11.31        86.20           651


                                                            Effective Combined LTV (includes silent seconds)
                                     <=80        80.01-85     85.01-90      90.01-95     95.01-100        >100           Wt. Avg.
------------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                              0.00         0.13          2.09         7.35         90.43               0.00         99.32


                                                                 Debt-to-Income Ratio
                                         <=45        45.01-50           50.01-55            >55       Wt. Avg.
---------------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                             50.56         48.42                   1.01        0.00        42.52


                                        Documentation                                            Owner Occupancy
                                   % Full       % Limited      % Refinancing       % Owner Occupied      % Investor Properties
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                            63.72          0.06              20.17                 99.41                     0.47


                                                  IO Loan Distribution
                                     24mth IO     36mth IO     60mth IO     120mth IO
-------------------------------------------------------------------------------------
Manufactured Housing
2nd Lien                               0.00         0.00          0.00         0.00

9. Loss Coverage Levels

these are not the credit enhancement levels found in termsheet

                                                 Moody's Loss Coverage
                        S&P LEVELS output for    levels for different
                        different ratings        ratings
--------------------------------------------------------------------------------
Aaa/AAA
Aa1/AA+
Aa2/AA
Aa3/AA-
A1/A+
A2/A
A3/A-
Baa1/BBB+
Baa2/BBB
Baa3/BBB-
Ba2/BB
B2/B

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Radian Covered


1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 3,277
Aggregate Principal Balance ($): 791,985,941
Weighted Average Current Mortgage Rate (%): 7.014
Non-Zero Weighted Average Margin (%): 6.216
Non-Zero Weighted Average Maximum Rate (%): 13.043
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.88
% First Liens: 100.00
% Owner Occupied: 93.78
% Purchase: 58.12
% Full Documentation: 59.61

Non-Zero Weighted Average FICO Score: 636

Top


2. Product Types

                                                                                   % of Mortgage      Weighted   Weighted
                                                                                    Loan Pool by      Average    Average
                                                 Number of       Aggregate           Aggregate         Gross     Remaining
Product                                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Types                                               Loans     Principal Balance   Principal Balance     Rate     (months)
-----                                            ---------    -----------------   -----------------  ---------   ---------
Fixed - 15 Year                                           4             487,701                0.06      7.307         177
Fixed - 20 Year                                           6           1,158,434                0.15      7.022         237
Fixed - 25 Year                                           1             402,186                0.05      6.750         297
Fixed - 30 Year                                         340          83,011,617               10.48      7.025         357
ARM - 2 Year/6 Month LIBOR                            2,146         498,378,497               62.93      7.237         357
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only         654         177,030,264               22.35      6.427         357
ARM - 3 Year/6 Month LIBOR                               71          16,071,290                2.03      7.042         357
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only          30           7,386,203                0.93      6.123         357
ARM - 5 Year/6 Month LIBOR                               25           8,059,750                1.02      6.750         357
Total:                                                3,277         791,985,941              100.00      7.014         357


                                                    Weighted       Weighted
                                                    Average        Average      Weighted   Weighted
Product                                             Combined     Original LTV   Average    Average
Types                                             Original LTV       w SS         FICO       DTI
--------                                          ------------   ------------   --------   --------
Fixed - 15 Year                                          73.51          73.51        601      44.72
Fixed - 20 Year                                          83.14          84.06        638      39.77
Fixed - 25 Year                                          85.00          85.00        637      44.12
Fixed - 30 Year                                          81.12          85.86        643      41.52
ARM - 2 Year/6 Month LIBOR                               82.38          90.06        627      42.57
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only          80.79          97.43        655      42.33
ARM - 3 Year/6 Month LIBOR                               83.30          87.38        633      40.43
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only          81.38          92.60        683      40.84
ARM - 5 Year/6 Month LIBOR                               79.99          86.34        639      38.20
Total:                                                   81.88          91.18        636      42.30

Top

3. Range of Gross Interest Rates (%)

                                                                                    % of Mortgage     Weighted   Weighted
Range of                                                                            Loan Pool by      Average     Average
Gross                                             Number of       Aggregate           Aggregate        Gross     Remaining
Interest                                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Rates (%)                                           Loans     Principal Balance   Principal Balance     Rate     (months)
---------                                         ---------   -----------------   -----------------   --------   ---------
5.000% - 5.999%                                         252          78,115,652                9.86      5.776         357
6.000% - 6.999%                                       1,308         353,645,367               44.65      6.562         356
7.000% - 7.999%                                       1,228         272,437,395               34.40      7.502         356
8.000% - 8.999%                                         453          82,126,850               10.37      8.356         357
9.000% - 9.999%                                          35           5,331,113                0.67      9.299         357
10.000% - 10.999%                                         1             329,563                0.04     10.050         357
Total:                                                3,277         791,985,941              100.00      7.014         357


Range of                                            Weighted       Weighted
Gross                                               Average        Average      Weighted   Weighted
Interest                                            Combined     Original LTV   Average    Average
Rates (%)                                         Original LTV       w SS         FICO       DTI
--------                                          ------------   ------------   --------   --------
5.000% - 5.999%                                          80.09          92.18        667      42.49
6.000% - 6.999%                                          81.09          92.43        650      42.80
7.000% - 7.999%                                          82.82          90.63        624      42.13
8.000% - 8.999%                                          83.99          87.39        587      40.79
9.000% - 9.999%                                          79.74          80.51        552      38.98
10.000% - 10.999%                                        75.00          75.00        513      43.16
Total:                                                   81.88          91.18        636      42.30

Minimum: 5.150%
Maximum: 10.050%
Weighted Average: 7.014%

Top

4. Range of Cut-off Date Principal Balances ($)

                                                                                    % of Mortgage     Weighted   Weighted
Range of                                                                            Loan Pool by      Average    Average
Cut-off                                           Number of       Aggregate           Aggregate        Gross     Remaining
Date Principal                                    Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Balances ($)                                        Loans     Principal Balance   Principal Balance     Rate     (months)
------------                                      ---------   -----------------   -----------------   --------   --------
$25,001 - $50,000                                         2              99,761                0.01      7.950         357
$50,001 - $75,000                                        48           2,942,088                0.37      8.276         355
$75,001 - $100,000                                      189          16,745,091                2.11      7.617         355
$100,001 - $125,000                                     362          40,814,168                5.15      7.528         356
$125,001 - $150,000                                     318          43,684,051                5.52      7.518         357
$150,001 - $175,000                                     320          51,651,097                6.52      7.212         357
$175,001 - $200,000                                     312          58,527,254                7.39      7.076         356
$200,001 - $225,000                                     265          56,669,238                7.16      7.063         357
$225,001 - $250,000                                     193          45,895,886                5.80      6.993         356
$250,001 - $275,000                                     177          46,484,691                5.87      6.968         356
$275,001 - $300,000                                     170          48,953,748                6.18      6.891         357
$300,001 - $325,000                                     163          51,052,012                6.45      7.035         357
$325,001 - $350,000                                     136          45,832,377                5.79      6.894         357
$350,001 - $375,000                                     108          39,015,436                4.93      6.799         356
$375,001 - $400,000                                      91          35,364,669                4.47      6.740         357
$400,001 - $425,000                                      70          28,937,086                3.65      6.931         356
$425,001 - $450,000                                      91          39,981,007                5.05      6.653         357
$450,001 - $475,000                                      55          25,513,539                3.22      6.748         357
$475,001 - $500,000                                      48          23,372,614                2.95      6.696         357
$500,001 - $750,000                                     159          90,450,129               11.42      6.893         357
Total:                                                3,277         791,985,941              100.00      7.014         357


Range of                                            Weighted       Weighted
Cut-off                                             Average        Average      Weighted   Weighted
Date Principal                                      Combined     Original LTV   Average    Average
Balances ($)                                      Original LTV       w SS         FICO       DTI
--------                                          ------------   ------------   --------   --------
$25,001 - $50,000                                        73.33          73.33        654      36.61
$50,001 - $75,000                                        80.72          82.49        644      39.57
$75,001 - $100,000                                       81.70          89.75        623      38.17
$100,001 - $125,000                                      82.67          92.55        623      40.69
$125,001 - $150,000                                      82.52          92.25        622      40.50
$150,001 - $175,000                                      82.79          91.66        628      41.47
$175,001 - $200,000                                      81.63          92.07        636      41.22
$200,001 - $225,000                                      82.17          90.65        629      41.54
$225,001 - $250,000                                      81.33          90.25        635      42.56
$250,001 - $275,000                                      81.79          91.41        634      41.90
$275,001 - $300,000                                      80.48          89.73        632      42.60
$300,001 - $325,000                                      82.46          91.16        629      42.71
$325,001 - $350,000                                      82.43          90.93        633      42.34
$350,001 - $375,000                                      81.38          90.99        642      44.82
$375,001 - $400,000                                      80.61          90.18        651      41.90
$400,001 - $425,000                                      80.87          91.10        639      43.90
$425,001 - $450,000                                      81.54          91.02        655      43.88
$450,001 - $475,000                                      81.78          92.66        646      46.17
$475,001 - $500,000                                      82.42          90.41        645      42.74
$500,001 - $750,000                                      82.28          91.70        644      42.75
Total:                                                   81.88          91.18        636      42.30

Minimum: $49,863
Maximum: $698,265
Average: $241,680

Top

5. Original Terms (month)

                                                                                    % of Mortgage     Weighted   Weighted
                                                                                     Loan Pool by      Average    Average
Original                                          Number of       Aggregate           Aggregate        Gross     Remaining
Terms                                             Mortgage      Cut-off Date        Cut-off Date      Interest     Term
(month)                                             Loans     Principal Balance   Principal Balance     Rate     (months)
-------                                           --------    -----------------   -----------------   --------   --------
180                                                       4             487,701                0.06      7.307         177
240                                                       6           1,158,434                0.15      7.022         237
300                                                       1             402,186                0.05      6.750         297
359                                                       5           1,181,853                0.15      6.731         355
360                                                   3,261         788,755,768               99.59      7.014         357
Total:                                                3,277         791,985,941              100.00      7.014         357


                                                   Weighted       Weighted
Original                                            Average        Average      Weighted   Weighted
Terms                                               Combined     Original LTV   Average    Average
(month)                                           Original LTV       w SS         FICO       DTI
--------                                          ------------   ------------   --------   --------
180                                                      73.51          73.51        601      44.72
240                                                      83.14          84.06        638      39.77
300                                                      85.00          85.00        637      44.12
359                                                      80.71          80.71        630      47.21
360                                                      81.88          91.22        636      42.30
Total:                                                   81.88          91.18        636      42.30

Minimum: 180
Maximum: 360
Weighted Average: 360

Top

6. Range of Remaining Terms (month)

                                                                                    % of Mortgage     Weighted   Weighted
Range of                                                                             Loan Pool by      Average    Average
Remaining                                         Number of       Aggregate           Aggregate        Gross     Remaining
Terms                                             Mortgage      Cut-off Date        Cut-off Date      Interest     Term
(month)                                             Loans     Principal Balance   Principal Balance     Rate     (months)
-------                                           ---------   -----------------   -----------------   --------   ---------
121 - 180                                                 4             487,701                0.06      7.307         177
181 - 240                                                 6           1,158,434                0.15      7.022         237
241 - 300                                                 1             402,186                0.05      6.750         297
301 - 360                                             3,266         789,937,621               99.74      7.014         357
Total:                                                3,277         791,985,941              100.00      7.014         357


Range of                                           Weighted       Weighted
Remaining                                           Average        Average      Weighted   Weighted
Terms                                               Combined     Original LTV   Average    Average
(month)                                           Original LTV       w SS         FICO       DTI
--------                                          ------------   ------------   --------   --------
121 - 180                                                73.51          73.51        601      44.72
181 - 240                                                83.14          84.06        638      39.77
241 - 300                                                85.00          85.00        637      44.12
301 - 360                                                81.88          91.20        636      42.31
Total:                                                   81.88          91.18        636      42.30

Minimum: 176
Maximum: 357
Weighted Average: 357

Top

7. Range of Combined Original LTV Ratios (%)

                                                                                    % of Mortgage     Weighted   Weighted
Range of                                                                             Loan Pool by      Average    Average
Combined                                          Number of       Aggregate           Aggregate        Gross     Remaining
Original                                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term
LTV Ratios (%)                                      Loans     Principal Balance   Principal Balance     Rate     (months)
--------------                                    --------     -----------------  -----------------   --------   ---------
60.01% - 65.00%                                          66          14,552,305                1.84      6.927         352
65.01% - 70.00%                                          87          20,709,719                2.61      7.183         357
70.01% - 75.00%                                         143          34,698,799                4.38      7.172         357
75.01% - 80.00%                                       1,851         458,587,896               57.90      6.850         357
80.01% - 85.00%                                         313          79,152,400                9.99      6.970         356
85.01% - 90.00%                                         756         168,017,970               21.21      7.382         356
90.01% - 95.00%                                          61          16,266,852                2.05      7.549         357
Total:                                                3,277         791,985,941              100.00      7.014         357


Range of                                            Weighted       Weighted
Combined                                            Average        Average      Weighted   Weighted
Original                                            Combined     Original LTV   Average    Average
LTV Ratios (%)                                    Original LTV       w SS         FICO       DTI
--------------                                    ------------   ------------   --------   --------
60.01% - 65.00%                                          63.46          63.46        613      41.98
65.01% - 70.00%                                          68.86          69.01        590      40.91
70.01% - 75.00%                                          73.72          74.69        599      42.20
75.01% - 80.00%                                          79.89          94.64        649      42.34
80.01% - 85.00%                                          84.43          86.29        622      42.21
85.01% - 90.00%                                          89.73          92.21        620      42.39
90.01% - 95.00%                                          94.83          94.83        650      43.14
Total:                                                   81.88          91.18        636      42.30

Minimum: 60.65%
Maximum: 95.00%
Weighted Average: 81.88%

Top

8. Range of Gross Margins (%)

                                                                                    % of Mortgage     Weighted   Weighted
Range                                                                                Loan Pool by      Average    Average
of                                                 Number of       Aggregate         Aggregate         Gross    Remaining
Gross                                              Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Margins (%)                                         Loans     Principal Balance   Principal Balance     Rate     (months)
----------------                                   ---------  -----------------   ----------------    --------  -----------
Fixed Rate Loans                                        351          85,059,937               10.74      7.025         354
1.000% - 3.500%                                           1             301,500                0.04      6.950         357
4.001% - 4.500%                                           5           1,411,842                0.18      5.172         357
4.501% - 5.000%                                          67          20,278,250                2.56      5.499         357
5.001% - 5.500%                                         277          87,385,198               11.03      5.967         357
5.501% - 6.000%                                         572         153,572,306               19.39      6.444         357
6.001% - 6.500%                                         612         152,820,908               19.30      6.916         357
6.501% - 7.000%                                       1,392         291,156,000               36.76      7.790         357
Total:                                                3,277         791,985,941              100.00      7.014         357


Range                                               Weighted       Weighted
of                                                  Average        Average      Weighted   Weighted
Gross                                               Combined     Original LTV   Average    Average
Margins (%)                                       Original LTV       w SS         FICO       DTI
---------------                                   ------------   ------------   --------   --------
Fixed Rate Loans                                         81.12          85.76        642      41.53
1.000% - 3.500%                                          90.00          90.00        648      41.25
4.001% - 4.500%                                          77.43          89.42        700      41.20
4.501% - 5.000%                                          80.16          92.49        669      43.85
5.001% - 5.500%                                          80.43          94.00        662      42.61
5.501% - 6.000%                                          80.88          93.32        654      42.86
6.001% - 6.500%                                          81.74          92.67        641      42.12
6.501% - 7.000%                                          83.26          89.92        611      42.14
Total:                                                   81.88          91.18        636      42.30

Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 6.216%

Top

9. Range of Minimum Mortgage Rates (%)

Range                                                                              % of Mortgage      Weighted    Weighted
of                                                                                  Loan Pool by       Average     Average
Minimum                                           Number of       Aggregate           Aggregate        Gross     Remaining
Mortgage                                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Rates (%)                                           Loans     Principal Balance   Principal Balance     Rate     (months)
----------------                                   ---------  -----------------   ----------------    --------  -----------
Fixed Rate Loans                                        351          85,059,937               10.74      7.025         354
5.001% - 5.500%                                          42          12,437,387                1.57      5.373         357
5.501% - 6.000%                                         231          71,705,725                9.05      5.865         357
6.001% - 6.500%                                         497         141,374,324               17.85      6.342         357
6.501% - 7.000%                                         646         165,287,224               20.87      6.807         357
7.001% - 7.500%                                         551         127,591,261               16.11      7.310         357
7.501% - 8.000%                                         545         114,239,120               14.42      7.782         357
8.001% - 8.500%                                         280          53,260,144                6.72      8.271         357
8.501% - 9.000%                                         109          16,828,529                2.12      8.713         357
9.001% - 9.500%                                          17           2,843,377                0.36      9.278         357
9.501% - 10.000%                                          6             725,603                0.09      9.650         357
10.001% - 10.500%                                         2             633,310                0.08      9.283         357
Total:                                                3,277         791,985,941              100.00      7.014         357

Range
of                                                  Weighted       Weighted
Minimum                                             Average        Average      Weighted   Weighted
Mortgage                                            Combined     Original LTV   Average    Average
Rates (%)                                         Original LTV       w SS         FICO       DTI
---------                                         ------------   ------------   --------   --------
Fixed Rate Loans                                         81.12          85.76        642      41.53
5.001% - 5.500%                                          79.57          90.85        677      43.55
5.501% - 6.000%                                          80.33          93.36        662      42.80
6.001% - 6.500%                                          80.88          93.87        655      42.86
6.501% - 7.000%                                          81.45          92.86        645      42.45
7.001% - 7.500%                                          82.45          91.89        631      42.62
7.501% - 8.000%                                          83.56          89.89        613      42.14
8.001% - 8.500%                                          84.33          88.01        588      40.79
8.501% - 9.000%                                          83.85          86.67        575      40.41
9.001% - 9.500%                                          79.79          80.05        542      42.46
9.501% - 10.000%                                         79.58          82.57        532      39.66
10.001% - 10.500%                                        72.60          72.60        542      46.65
Total:                                                   81.88          91.18        636      42.30

Non-Zero Minimum: 5.150%
Maximum: 10.450%
Non-Zero Weighted Average: 7.013%

Top

10. Range of Maximum Mortgage Rates (%)

Range                                                                               % of Mortgage     Weighted   Weighted
of                                                                                   Loan Pool by      Average    Average
Maximum                                           Number of       Aggregate           Aggregate        Gross    Remaining
Mortgage                                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Rates (%)                                           Loans     Principal Balance   Principal Balance     Rate     (months)
----------------                                  ---------   -----------------   ----------------    --------  ----------
Fixed Rate Loans                                        351          85,059,937               10.74      7.025         354
11.001% - 11.500%                                        41          12,223,975                1.54      5.373         357
11.501% - 12.000%                                       223          68,465,540                8.64      5.870         357
12.001% - 12.500%                                       486         137,523,782               17.36      6.342         357
12.501% - 13.000%                                       634         163,980,001               20.70      6.786         357
13.001% - 13.500%                                       552         128,672,928               16.25      7.277         357
13.501% - 14.000%                                       550         114,857,759               14.50      7.743         357
14.001% - 14.500%                                       283          54,577,301                6.89      8.220         357
14.501% - 15.000%                                       121          20,198,545                2.55      8.536         357
15.001% - 15.500%                                        26           4,812,254                0.61      8.863         356
15.501% - 16.000%                                         9           1,284,356                0.16      9.282         356
16.001% - 16.500%                                         1             329,563                0.04     10.050         357
Total:                                                3,277         791,985,941              100.00      7.014         357

Range
of                                                  Weighted       Weighted
Maximum                                             Average        Average      Weighted   Weighted
Mortgage                                            Combined     Original LTV   Average    Average
Rates (%)                                         Original LTV       w SS         FICO       DTI
---------                                         ------------   ------------   --------   --------
Fixed Rate Loans                                         81.12          85.76        642      41.53
11.001% - 11.500%                                        79.48          90.95        676      43.45
11.501% - 12.000%                                        80.18          93.36        663      43.16
12.001% - 12.500%                                        80.85          94.01        655      42.80
12.501% - 13.000%                                        81.43          93.04        646      42.29
13.001% - 13.500%                                        82.37          91.78        632      42.81
13.501% - 14.000%                                        83.55          89.88        613      42.37
14.001% - 14.500%                                        84.10          88.02        590      40.53
14.501% - 15.000%                                        84.03          86.92        582      39.77
15.001% - 15.500%                                        83.88          84.50        574      43.69
15.501% - 16.000%                                        78.09          79.78        532      39.15
16.001% - 16.500%                                        75.00          75.00        513      43.16
Total:                                                   81.88          91.18        636      42.30

Non-Zero Minimum: 11.150%
Maximum: 16.050%
Non-Zero Weighted Average: 13.043%

Top


11. Initial Cap (%)

                                                                                    % of Mortgage     Weighted   Weighted
                                                                                    Loan Pool by       Average    Average
                                                   Number of       Aggregate         Aggregate         Gross    Remaining
                                                    Mortgage      Cut-off Date      Cut-off Date      Interest     Term
Initial Cap (%)                                     Loans     Principal Balance   Principal Balance     Rate     (months)
----------------                                   ---------  -----------------   -----------------   --------   ---------

Fixed Rate Loans                                        351          85,059,937               10.74      7.025         354
2.00%                                                 2,848         685,718,653               86.58      7.014         357
3.00%                                                    78          21,207,351                2.68      6.973         355
Total:                                                3,277         791,985,941              100.00      7.014         357


                                                   Weighted       Weighted
                                                   Average        Average       Weighted   Weighted
                                                   Combined     Original LTV     Average    Average
Initial Cap (%)                                   Original LTV       w SS         FICO       DTI
--------                                          ------------   ------------   --------   --------

Fixed Rate Loans                                         81.12          85.76        642      41.53
2.00%                                                    81.91          91.92        635      42.45
3.00%                                                    83.78          88.74        632      40.68
Total:                                                   81.88          91.18        636      42.30

Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.030%

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12. Periodic Cap (%)

                                                                                   % of Mortgage      Weighted   Weighted
                                                                                    Loan Pool by       Average    Average
                                                  Number of       Aggregate          Aggregate         Gross     Remaining
Periodic                                           Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Cap (%)                                             Loans     Principal Balance   Principal Balance     Rate     (months)
-------                                           ---------   -----------------   -----------------   --------   --------
Fixed Rate Loans                                        351          85,059,937               10.74      7.025         354
1.50%                                                 2,926         706,926,004               89.26      7.012         357
Total:                                                3,277         791,985,941              100.00      7.014         357


                                                   Weighted       Weighted
                                                    Average        Average      Weighted   Weighted
Periodic                                            Combined     Original LTV   Average    Average
Cap (%)                                           Original LTV       w SS         FICO       DTI
-------                                           ------------   ------------   --------   --------
Fixed Rate Loans                                         81.12          85.76        642      41.53
1.50%                                                    81.97          91.83        635      42.40
Total:                                                   81.88          91.18        636      42.30

Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

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13. Next Rate Adjustment Date

                                                                                    % of Mortgage     Weighted   Weighted
Next                                                                                 Loan Pool by      Average    Average
Rate                                              Number of       Aggregate           Aggregate        Gross    Remaining
Adjustment                                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Date                                                Loans     Principal Balance   Principal Balance     Rate     (months)
----                                              --------     -----------------  ------------------  --------     --------
Fixed Rate Loans                                        351          85,059,937               10.74      7.025         354
Feb-07                                                    1             254,517                0.03      6.250         352
Apr-07                                                    3           1,231,548                0.16      6.607         354
May-07                                                   40          10,804,688                1.36      6.944         355
Jun-07                                                  326          82,173,190               10.38      6.940         356
Jul-07                                                2,430         580,944,818               73.35      7.039         357
May-08                                                    3             533,532                0.07      7.258         355
Jun-08                                                   14           4,233,759                0.53      6.843         356
Jul-08                                                   84          18,690,202                2.36      6.717         357
Jun-10                                                    2             908,708                0.11      7.216         356
Jul-10                                                   23           7,151,043                0.90      6.691         357
Total:                                                3,277         791,985,941              100.00      7.014         357


Next                                                Weighted       Weighted
Rate                                                Average        Average      Weighted   Weighted
Adjustment                                          Combined     Original LTV    Average    Average
Date                                              Original LTV       w SS         FICO       DTI
--------                                          ------------   ------------   --------   --------
Fixed Rate Loans                                         81.12          85.76        642      41.53
Feb-07                                                   90.00         100.00        689      35.14
Apr-07                                                   83.30          87.73        641      49.37
May-07                                                   84.99          89.73        633      42.21
Jun-07                                                   81.23          91.37        633      42.89
Jul-07                                                   82.01          92.13        635      42.45
May-08                                                   87.44          96.85        701      40.11
Jun-08                                                   84.43          88.80        645      36.43
Jul-08                                                   82.17          88.85        648      41.51
Jun-10                                                   69.35          69.35        582      40.19
Jul-10                                                   81.35          88.50        646      37.95
Total:                                                   81.88          91.18        636      42.30

Non-Zero Weighted Average: 2007-07-21

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14. Geographical Distribution

                                                                                    % of Mortgage     Weighted   Weighted
                                                                                     Loan Pool by      Average    Average
                                                  Number of      Aggregate           Aggregate         Gross    Remaining
Geographical                                       Mortgage     Cut-off Date        Cut-off Date      Interest     Term
Distribution                                        Loans     Principal Balance   Principal Balance     Rate     (months)
----------------                                   ---------  -----------------   ----------------    --------  -----------
California                                              636         216,420,279               27.33      6.670         357
New York                                                279          92,227,493               11.65      6.923         356
Florida                                                 430          86,124,792               10.87      7.224         357
New Jersey                                              215          58,044,154                7.33      7.272         357
Maryland                                                173          40,584,533                5.12      7.117         357
Illinois                                                208          38,518,501                4.86      7.316         357
Virginia                                                115          29,845,466                3.77      7.053         356
Massachusetts                                           105          26,380,568                3.33      6.985         357
Georgia                                                 167          25,874,446                3.27      7.319         356
Nevada                                                   69          16,680,522                2.11      6.944         357
Arizona                                                  75          16,488,835                2.08      7.134         352
Other                                                   805         144,796,351               18.28      7.185         357
Total:                                                3,277         791,985,941              100.00      7.014         357


                                                   Weighted       Weighted
                                                    Average        Average      Weighted   Weighted
Geographical                                        Combined     Original LTV   Average    Average
Distribution                                      Original LTV       w SS         FICO       DTI
--------                                          ------------   ------------   --------   --------
California                                               81.11          91.25        640      42.92
New York                                                 81.16          91.27        649      44.77
Florida                                                  82.35          90.53        632      40.31
New Jersey                                               81.72          88.35        635      42.27
Maryland                                                 82.47          91.00        624      41.89
Illinois                                                 82.21          90.73        633      42.76
Virginia                                                 81.76          89.69        623      41.46
Massachusetts                                            81.18          92.10        638      43.03
Georgia                                                  83.80          94.67        627      41.99
Nevada                                                   81.45          90.72        637      43.05
Arizona                                                  80.92          89.18        631      40.41
Other                                                    82.98          92.49        632      41.24
Total:                                                   81.88          91.18        636      42.30

Number of States Represented: 44

Top

15. Occupancy

                                                                                    % of Mortgage     Weighted   Weighted
                                                                                    Loan Pool by      Average    Average
                                                  Number of        Aggregate          Aggregate        Gross    Remaining
                                                   Mortgage      Cut-off Date       Cut-off Date      Interest     Term
Occupancy                                           Loans     Principal Balance   Principal Balance     Rate     (months)
----------------                                   ---------  -----------------   ----------------    --------  -----------
Primary                                               3,016         742,758,826               93.78      6.985         356
Investment                                              227          40,858,216                5.16      7.561         357
Second Home                                              34           8,368,899                1.06      6.907         357
Total:                                                3,277         791,985,941              100.00      7.014         357



                                                    Weighted        Weighted
                                                    Average         Average      Weighted  Weighted
                                                    Combined     Original LTV    Average   Average
Occupancy                                         Original LTV       w SS         FICO       DTI
--------                                          ------------   ------------   --------   --------
Primary                                                  81.70          91.44        634      42.48
Investment                                               85.22          87.66        665      39.55
Second Home                                              81.50          85.15        658      40.26
Total:                                                   81.88          91.18        636      42.30

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16. Property Types

                                                                                   % of Mortgage     Weighted   Weighted
                                                                                    Loan Pool by      Average    Average
                                                 Number of       Aggregate           Aggregate         Gross    Remaining
Property                                          Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Types                                               Loans     Principal Balance   Principal Balance     Rate     (months)
-----                                               -----     -----------------   -----------------     ----     --------
Single Family Residence                               2,744         654,961,058               82.70      7.016         357
2-4 Family                                              300          87,710,753               11.07      6.991         356
Condo                                                   233          49,314,131                6.23      7.018         357
Total:                                                3,277         791,985,941              100.00      7.014         357


                                                    Weighted       Weighted
                                                    Average        Average       Weighted   Weighted
Property                                            Combined     Original LTV    Average    Average
Types                                             Original LTV       w SS         FICO       DTI
--------                                          ------------   ------------   --------   --------
Single Family Residence                                  81.84          90.97        632      42.13
2-4 Family                                               81.94          91.12        657      43.78
Condo                                                    82.29          94.05        644      42.01
Total:                                                   81.88          91.18        636      42.30


Top

17. Loan Purpose

                                                                                    % of Mortgage     Weighted   Weighted
                                                                                    Loan Pool by      Average     Average
                                                   Number of     Aggregate            Aggregate        Gross     Remaining
Loan                                               Mortgage     Cut-off Date        Cut-off Date      Interest     Term
Purpose                                             Loans     Principal Balance   Principal Balance     Rate     (months)
----------------                                   ---------  -----------------   -----------------    --------  -----------
Purchase                                              1,942         460,305,128               58.12      6.966         357
Refinance - Cashout                                   1,314         326,812,171               41.26      7.081         356
Refinance - Rate Term                                    21           4,868,642                0.61      6.974         357
Total:                                                3,277         791,985,941              100.00      7.014         357


                                                    Weighted       Weighted
                                                    Average        Average      Weighted   Weighted
Loan                                                Combined     Original LTV   Average    Average
Purpose                                           Original LTV       w SS         FICO       DTI
--------                                          ------------   ------------   --------   --------
Purchase                                                 82.10          95.95        648      42.26
Refinance - Cashout                                      81.56          84.53        618      42.36
Refinance - Rate Term                                    82.37          86.09        630      42.76
Total:                                                   81.88          91.18        636      42.30

Top

18. Documentation Level

                                                                                   % of Mortgage     Weighted   Weighted
                                                                                   Loan Pool by       Average    Average
                                                 Number of       Aggregate           Aggregate         Gross    Remaining
Documentation                                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Level                                               Loans     Principal Balance   Principal Balance     Rate     (months)
----------------                                   ---------  -----------------   ----------------    --------  -----------
Full Documentation                                    2,135         472,126,365               59.61      6.871         356
Stated Documentation                                  1,104         309,979,960               39.14      7.231         357
Easy Documentation                                       38           9,879,616                1.25      6.993         357
Total:                                                3,277         791,985,941              100.00      7.014         357


                                                   Weighted       Weighted
                                                   Average        Average      Weighted   Weighted
Documentation                                       Combined     Original LTV   Average    Average
Level                                             Original LTV       w SS         FICO       DTI
-----                                             ------------   ------------  --------   --------
Full Documentation                                       82.80          91.68        627      41.63
Stated Documentation                                     80.44          90.66        650      43.41
Easy Documentation                                       82.60          83.32        615      40.00
Total:                                                   81.88          91.18        636      42.30


Top

19. Original Prepayment Penalty Term (months)

                                                                                    % of Mortgage     Weighted   Weighted
Original                                                                            Loan Pool by       Average    Average
Prepayment                                        Number of       Aggregate           Aggregate        Gross     Remaining
Penalty                                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Term (months)                                       Loans     Principal Balance   Principal Balance     Rate     (months)
-------------                                     --------    -----------------   -----------------   --------   ---------
 0                                                      696         156,300,804               19.74      7.295         357
12                                                      435         119,032,795               15.03      7.126         357
24                                                    1,808         436,299,185               55.09      6.920         357
36                                                      338          80,353,157               10.15      6.812         355
Total:                                                3,277         791,985,941              100.00      7.014         357


Original                                            Weighted       Weighted
Prepayment                                          Average        Average      Weighted   Weighted
Penalty                                             Combined     Original LTV   Average    Average
Term (months)                                     Original LTV       w SS         FICO       DTI
-------------                                     ------------   ------------   --------   --------
 0                                                       82.27          91.14        635      41.79
12                                                       81.17          91.22        644      43.98
24                                                       81.93          91.90        633      42.36
36                                                       81.85          87.26        640      40.52
Total:                                                   81.88          91.18        636      42.30

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23

Top


20. Lien Position

                                                                                    % of Mortgage     Weighted   Weighted
                                                                                    Loan Pool by       Average    Average
                                                 Number of       Aggregate           Aggregate         Gross    Remaining
Lien                                              Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Position                                            Loans     Principal Balance   Principal Balance     Rate     (months)
----------------                                   ---------  -----------------   ----------------    --------  -----------
1st Lien                                              3,277         791,985,941              100.00      7.014         357
Total:                                                3,277         791,985,941              100.00      7.014         357


                                                    Weighted       Weighted
                                                    Average        Average      Weighted   Weighted
Lien                                                Combined     Original LTV   Average    Average
Position                                          Original LTV       w SS         FICO       DTI
--------                                          ------------   ------------   --------   --------
1st Lien                                                 81.88          91.18        636      42.30
Total:                                                   81.88          91.18        636      42.30


Top


21. FICO Score

                                                                                   % of Mortgage      Weighted   Weighted
                                                                                   Loan Pool by       Average    Average
                                                 Number of       Aggregate           Aggregate         Gross    Remaining
FICO                                              Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Score                                               Loans     Principal Balance   Principal Balance     Rate     (months)
----------------                                   ---------  -----------------   ----------------    --------  -----------
500 - 500                                                 3             913,083                0.12      8.583         357
501 - 520                                                79          16,978,464                2.14      8.245         357
521 - 540                                                67          14,023,957                1.77      7.900         357
541 - 560                                               205          45,420,517                5.74      7.756         356
561 - 580                                               252          56,498,578                7.13      7.579         357
581 - 600                                               358          79,690,142               10.06      7.161         357
601 - 620                                               338          80,664,423               10.19      7.058         356
621 - 640                                               536         125,110,944               15.80      6.914         356
641 - 660                                               456         116,896,343               14.76      6.755         357
661 - 680                                               357          94,904,429               11.98      6.807         357
681 - 700                                               263          67,101,585                8.47      6.666         357
701 - 720                                               159          39,318,561                4.96      6.730         357
721 - 740                                                86          24,253,016                3.06      6.755         357
741 - 760                                                58          15,002,970                1.89      6.524         357
761 - 780                                                38           9,307,118                1.18      6.667         354
781 - 800                                                17           5,001,926                0.63      6.750         357
801 >=                                                    5             899,884                0.11      6.280         357
Total:                                                3,277         791,985,941              100.00      7.014         357


                                                   Weighted       Weighted
                                                   Average         Average      Weighted   Weighted
FICO                                                Combined     Original LTV    Average    Average
Score                                             Original LTV       w SS         FICO       DTI
--------                                          ------------   ------------   --------   --------
500 - 500                                                72.25          72.25        500      35.70
501 - 520                                                77.13          77.66        512      42.36
521 - 540                                                75.59          75.59        531      43.26
541 - 560                                                82.92          84.02        552      43.26
561 - 580                                                84.54          87.32        570      42.97
581 - 600                                                82.42          89.49        591      42.13
601 - 620                                                82.99          88.87        610      41.61
621 - 640                                                81.34          91.52        630      42.44
641 - 660                                                81.71          94.10        650      42.32
661 - 680                                                81.61          95.34        669      41.94
681 - 700                                                81.31          93.57        690      42.20
701 - 720                                                82.08          95.46        710      41.89
721 - 740                                                81.82          95.59        731      43.17
741 - 760                                                81.57          94.19        748      43.11
761 - 780                                                81.83          96.87        769      43.62
781 - 800                                                81.70          95.10        790      37.72
801 >=                                                   76.70          87.64        810      37.82
Total:                                                   81.88          91.18        636      42.30

Minimum: 500
Maximum: 816
Weighted Average: 636

Top

BARCLAYS CAPITAL



The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5

Radian Not Covered

1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 2,446
Aggregate Principal Balance ($): 370,503,684
Weighted Average Current Mortgage Rate (%): 7.960
Non-Zero Weighted Average Margin (%): 6.445
Non-Zero Weighted Average Maximum Rate (%): 13.555
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 357
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 82.93
Weighted Average Combined Effective Original LTV (%): 82.93
% First Liens: 82.76
% Owner Occupied: 89.25
% Purchase: 45.90
% Full Documentation: 65.21
Non-Zero Weighted Average FICO Score: 617

Top

2. Product Types

                                                                                      % of Mortgage      Weighted   Weighted
                                                                                      Loan Pool by        Average    Average
                                                    Number of       Aggregate           Aggregate          Gross    Remaining
Product                                              Mortgage      Cut-off Date        Cut-off Date      Interest     Term
Types                                                  Loans     Principal Balance   Principal Balance     Rate     (months)
-----                                                ---------   -----------------   -----------------   --------   ---------
Fixed - 5 Year                                              15             116,471                0.03     12.034          57
Fixed - 10 Year                                            151           1,488,153                0.40     11.891         117
Fixed - 15 Year                                            105           2,677,835                0.72     10.340         177
Fixed - 20 Year                                             92           2,673,810                0.72      9.951         237
Fixed - 25 Year                                              1             326,724                0.09      6.475         296
Fixed - 30 Year                                            977          75,117,423               20.27      9.423         357
ARM - 2 Year/6 Month LIBOR                                 842         194,485,281               52.49      7.903         357
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only            231          83,491,452               22.53      6.658         357
ARM - 3 Year/6 Month LIBOR                                  15           3,034,639                0.82      7.920         357
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only             12           4,587,800                1.24      6.825         357
ARM - 5 Year/6 Month LIBOR                                   5           2,504,096                0.68      7.018         357
Total:                                                   2,446         370,503,684              100.00      7.960         354


                                                      Weighted       Weighted
                                                      Average         Average      Weighted   Weighted
Product                                                Combined     Original LTV   Average    Average
Types                                                Original LTV       w SS         FICO       DTI
-----                                                ------------   ------------   --------   -------
Fixed - 5 Year                                              94.13          94.13        577      43.39
Fixed - 10 Year                                             95.32          95.32        588      40.75
Fixed - 15 Year                                             86.62          86.62        625      39.98
Fixed - 20 Year                                             92.85          92.85        630      40.82
Fixed - 25 Year                                             90.00          90.00        725      54.48
Fixed - 30 Year                                             93.15          93.43        647      42.55
ARM - 2 Year/6 Month LIBOR                                  78.76          80.96        596      42.52
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only             82.97          93.71        636      42.23
ARM - 3 Year/6 Month LIBOR                                  83.00          84.04        621      43.33
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only             77.08          83.42        648      38.27
ARM - 5 Year/6 Month LIBOR                                  86.08          86.08        654      43.28
Total:                                                      82.93          86.65        617      42.40


Top

3. Range of Gross Interest Rates (%)

                                                                     % of Mortgage     Weighted   Weighted
Range of                                                             Loan Pool by      Average    Average       Weighted
Gross                              Number of       Aggregate           Aggregate        Gross     Remaining     Average
Interest                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------                          ---------   -----------------   -----------------   --------   ---------   ------------
5.000% - 5.999%                           60          25,839,729                6.97      5.785         357          77.37
6.000% - 6.999%                          254          92,644,489               25.01      6.623         356          78.72
7.000% - 7.999%                          347          93,843,984               25.33      7.568         357          80.49
8.000% - 8.999%                          485          77,572,155               20.94      8.498         356          83.35
9.000% - 9.999%                          528          42,879,848               11.57      9.512         354          91.55
10.000% - 10.999%                        406          25,617,759                6.91     10.527         345          92.70
11.000% - 11.999%                        234          10,179,541                2.75     11.328         328          92.83
12.000% - 12.999%                        122           1,817,567                0.49     12.308         197          86.62
13.000% - 13.999%                         10             108,610                0.03     13.313         139          90.70
Total:                                 2,446         370,503,684              100.00      7.960         354          82.93


Range of                             Weighted
Gross                                Average      Weighted   Weighted
Interest                           Original LTV   Average    Average
Rates (%)                              w SS         FICO       DTI
---------                          ------------   --------   -------
5.000% - 5.999%                           85.41        642      40.32
6.000% - 6.999%                           86.24        635      42.37
7.000% - 7.999%                           83.84        610      42.84
8.000% - 8.999%                           84.88        595      42.68
9.000% - 9.999%                           92.34        630      42.58
10.000% - 10.999%                         92.95        610      42.48
11.000% - 11.999%                         92.89        599      41.62
12.000% - 12.999%                         86.62        592      36.94
13.000% - 13.999%                         90.70        618      43.75
Total:                                    86.65        617      42.40

Minimum: 5.250%
Maximum: 13.750%
Weighted Average: 7.960%

Top

4. Range of Cut-off Date Principal Balances ($)

                                                                     % of Mortgage     Weighted   Weighted
Range of                                                             Loan Pool by       Average    Average      Weighted
Cut-off                            Number of       Aggregate           Aggregate        Gross     Remaining     Average
Date Principal                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Balances ($)                         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------                          ---------   -----------------   -----------------   --------   ---------   ------------
$1 - $25,000                             323           4,484,717                1.21     11.211         183          96.97
$25,001 - $50,000                        413          14,982,825                4.04     10.005         346          99.40
$50,001 - $75,000                        364          22,521,536                6.08      9.636         353          92.24
$75,001 - $100,000                       274          23,800,125                6.42      9.133         355          88.23
$100,001 - $125,000                      185          20,589,832                5.56      8.998         356          87.07
$125,001 - $150,000                      124          17,079,401                4.61      8.710         355          82.93
$150,001 - $175,000                      103          16,668,936                4.50      8.399         354          79.11
$175,001 - $200,000                       90          16,837,464                4.54      8.233         355          76.38
$200,001 - $225,000                       63          13,427,635                3.62      7.582         357          76.54
$225,001 - $250,000                       58          13,809,127                3.73      8.052         357          74.77
$250,001 - $275,000                       47          12,273,999                3.31      7.621         357          79.10
$275,001 - $300,000                       41          11,836,156                3.19      7.302         357          78.93
$300,001 - $325,000                       35          10,945,268                2.95      7.371         357          82.69
$325,001 - $350,000                       40          13,477,063                3.64      7.283         355          80.44
$350,001 - $375,000                       25           9,057,986                2.44      7.335         357          79.08
$375,001 - $400,000                       28          10,847,337                2.93      7.417         357          81.58
$400,001 - $425,000                       23           9,495,361                2.56      7.497         357          83.48
$425,001 - $450,000                       23          10,119,813                2.73      7.652         357          85.73
$450,001 - $475,000                       19           8,800,358                2.38      7.312         357          84.37
$475,001 - $500,000                       17           8,252,125                2.23      7.391         357          82.79
$500,001 - $750,000                      142          93,447,625               25.22      7.092         357          80.98
$750,001 - $1,000,000                      9           7,748,995                2.09      6.002         357          77.59
Total:                                 2,446         370,503,684              100.00      7.960         354          82.93



Range of                             Weighted
Cut-off                              Average      Weighted   Weighted
Date Principal                     Original LTV   Average    Average
Balances ($)                           w SS         FICO       DTI
---------                          ------------   --------   -------
$1 - $25,000                              96.97        613      40.49
$25,001 - $50,000                         99.40        647      41.99
$50,001 - $75,000                         94.51        632      41.31
$75,001 - $100,000                        89.96        617      42.06
$100,001 - $125,000                       89.68        615      42.24
$125,001 - $150,000                       84.71        610      41.91
$150,001 - $175,000                       80.52        600      42.40
$175,001 - $200,000                       77.81        602      41.69
$200,001 - $225,000                       79.91        596      42.42
$225,001 - $250,000                       77.22        572      43.04
$250,001 - $275,000                       80.99        587      43.61
$275,001 - $300,000                       82.19        608      44.61
$300,001 - $325,000                       84.56        587      44.75
$325,001 - $350,000                       83.96        604      44.27
$350,001 - $375,000                       80.10        586      41.08
$375,001 - $400,000                       87.27        620      43.82
$400,001 - $425,000                       84.80        606      43.90
$425,001 - $450,000                       87.92        633      45.18
$450,001 - $475,000                       88.30        623      41.88
$475,001 - $500,000                       85.42        624      44.08
$500,001 - $750,000                       89.09        634      42.15
$750,001 - $1,000,000                     80.81        659      34.16
Total:                                    86.65        617      42.40

Minimum: $4,183
Maximum: $997,139
Average: $151,473

Top

5. Original Terms (month)

                                                                     % of Mortgage     Weighted   Weighted
                                                                     Loan Pool by       Average    Average      Weighted
Original                           Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                              Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                              Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------                          ---------   -----------------   -----------------   --------   ---------   ------------
60                                        15             116,471                0.03     12.034          57          94.13
120                                      151           1,488,153                0.40     11.891         117          95.32
180                                      105           2,677,835                0.72     10.340         177          86.62
240                                       92           2,673,810                0.72      9.951         237          92.85
300                                        1             326,724                0.09      6.475         296          90.00
359                                        1             680,000                0.18      6.050         355          77.27
360                                    2,081         362,540,691               97.85      7.915         357          82.78
Total:                                 2,446         370,503,684              100.00      7.960         354          82.93





                                     Weighted
Original                             Average         Weighted       Weighted
Terms                              Original LTV       Average       Average
(month)                                w SS            FICO           DTI
---------                          ------------      --------       --------
60                                       94.13            577          43.39
120                                      95.32            588          40.75
180                                      86.62            625          39.98
240                                      92.85            630          40.82
300                                      90.00            725          54.48
359                                      93.74            630          49.78
360                                      86.55            617          42.41
Total:                                   86.65            617          42.40

Minimum: 60
Maximum: 360
Weighted Average: 357


Top

6. Range of Remaining Terms (month)

                                                                    % of Mortgage      Weighted   Weighted
Range of                                                             Loan Pool by       Average    Average      Weighted
Remaining                          Number of       Aggregate           Aggregate        Gross     Remaining     Average
Terms                              Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
(month)                              Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------                          ---------   -----------------   -----------------   --------   ---------   ------------
Jan-60                                    15             116,471                0.03     12.034          57          94.13
61 - 120                                 151           1,488,153                0.40     11.891         117          95.32
121 - 180                                105           2,677,835                0.72     10.340         177          86.62
181 - 240                                 92           2,673,810                0.72      9.951         237          92.85
241 - 300                                  1             326,724                0.09      6.475         296          90.00
301 - 360                              2,082         363,220,691               98.03      7.912         357          82.77
Total:                                 2,446         370,503,684              100.00      7.960         354          82.93


Range of                             Weighted
Remaining                            Average      Weighted   Weighted
Terms                              Original LTV   Average    Average
(month)                                w SS         FICO       DTI
---------                          ------------   --------   -------
Jan-60                                    94.13        577      43.39
61 - 120                                  95.32        588      40.75
121 - 180                                 86.62        625      39.98
181 - 240                                 92.85        630      40.82
241 - 300                                 90.00        725      54.48
301 - 360                                 86.56        617      42.42
Total:                                    86.65        617      42.40

Minimum: 56
Maximum: 357
Weighted Average: 354

Top

7. Range of Combined Original LTV Ratios (%)

                                                                    % of Mortgage     Weighted    Weighted
Range of                                                             Loan Pool by      Average     Average      Weighted
Combined                           Number of       Aggregate           Aggregate        Gross     Remaining     Average
Original                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
LTV Ratios (%)                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------                          ---------   -----------------   -----------------   --------   ---------   ------------
10.01% - 15.00%                            1              50,345                0.01     10.990         357          12.00
15.01% - 20.00%                            1             100,732                0.03      6.650         357          19.80
20.01% - 25.00%                            2             228,425                0.06      7.076         236          23.01
25.01% - 30.00%                            6             624,031                0.17      8.673         357          27.76
30.01% - 35.00%                            6           1,038,479                0.28      8.293         357          32.49
35.01% - 40.00%                           12           1,507,742                0.41      7.800         332          37.58
40.01% - 45.00%                           14           2,173,832                0.59      7.851         357          43.07
45.01% - 50.00%                           22           3,238,855                0.87      7.520         357          48.05
50.01% - 55.00%                           40           8,175,301                2.21      7.085         351          53.15
55.01% - 60.00%                           66          14,733,185                3.98      7.495         356          58.23
60.01% - 65.00%                           43           9,438,489                2.55      8.898         357          63.93
65.01% - 70.00%                           64          15,591,589                4.21      8.709         357          69.29
70.01% - 75.00%                           84          22,174,420                5.98      7.655         357          74.05
75.01% - 80.00%                          338         106,107,509               28.64      7.075         357          79.70
80.01% - 85.00%                          184          45,130,122               12.18      7.538         356          84.53
85.01% - 90.00%                          227          47,530,724               12.83      7.637         355          89.70
90.01% - 95.00%                          244          10,539,734                2.84      8.874         313          94.84
95.01% - 100.00%                       1,092          82,120,169               22.16      9.424         350          99.94
Total:                                 2,446         370,503,684              100.00      7.960         354          82.93


Range of                             Weighted
Combined                             Average      Weighted   Weighted
Original                           Original LTV   Average    Average
LTV Ratios (%)                         w SS         FICO       DTI
---------                          ------------   --------   -------
10.01% - 15.00%                           12.00        526      21.78
15.01% - 20.00%                           19.80        604      47.44
20.01% - 25.00%                           23.01        630      35.79
25.01% - 30.00%                           27.76        593      34.13
30.01% - 35.00%                           32.49        597      42.37
35.01% - 40.00%                           37.58        600      44.64
40.01% - 45.00%                           43.68        570      44.37
45.01% - 50.00%                           48.05        584      37.30
50.01% - 55.00%                           53.15        589      42.96
55.01% - 60.00%                           59.15        587      41.33
60.01% - 65.00%                           65.24        582      43.84
65.01% - 70.00%                           69.57        566      43.60
70.01% - 75.00%                           75.22        590      40.94
75.01% - 80.00%                           90.50        627      42.01
80.01% - 85.00%                           85.67        573      42.56
85.01% - 90.00%                           92.28        627      44.27
90.01% - 95.00%                           94.84        627      43.28
95.01% - 100.00%                          99.94        655      41.94
Total:                                    86.65        617      42.40

Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 82.93%

Top

8. Range of Gross Margins (%)

                                                                    % of Mortgage     Weighted    Weighted
Range                                                                Loan Pool by      Average     Average      Weighted
of                                 Number of       Aggregate           Aggregate        Gross     Remaining     Average
Gross                              Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Margins (%)                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------                          ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans                       1,341          82,400,416               22.24      9.506         342          92.96
4.501% - 5.000%                           15           6,073,712                1.64      5.526         357          75.79
5.001% - 5.500%                           55          23,315,586                6.29      5.903         357          78.47
5.501% - 6.000%                          107          43,175,189               11.65      6.441         357          78.98
6.001% - 6.500%                          147          49,209,818               13.28      6.937         357          79.98
6.501% - 7.000%                          781         166,328,963               44.89      8.268         357          80.74
Total:                                 2,446         370,503,684              100.00      7.960         354          82.93


Range                                Weighted
of                                   Average      Weighted   Weighted
Gross                              Original LTV   Average    Average
Margins (%)                            w SS         FICO       DTI
---------                          ------------   --------   -------
Fixed Rate Loans                          93.21        645      42.43
4.501% - 5.000%                           86.18        650      41.25
5.001% - 5.500%                           86.91        636      41.15
5.501% - 6.000%                           87.90        640      40.81
6.001% - 6.500%                           86.77        624      43.11
6.501% - 7.000%                           83.01        592      42.79
Total:                                    86.65        617      42.40

Non-Zero Minimum: 4.510%
Maximum: 6.990%
Non-Zero Weighted Average: 6.445%

Top

9. Range of Minimum Mortgage Rates (%)

Range                                                                % of Mortgage     Weighted   Weighted
of                                                                   Loan Pool by      Average     Average      Weighted
Minimum                            Number of       Aggregate           Aggregate        Gross     Remaining     Average
Mortgage                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------                          ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans                       1,341          82,400,416               22.24      9.506         342          92.96
5.001% - 5.500%                            9           3,348,722                0.90      5.445         357          75.60
5.501% - 6.000%                           52          22,537,778                6.08      5.837         357          77.72
6.001% - 6.500%                           82          34,869,802                9.41      6.346         357          79.16
6.501% - 7.000%                          150          51,309,193               13.85      6.827         357          79.16
7.001% - 7.500%                          126          40,087,694               10.82      7.303         357          80.87
7.501% - 8.000%                          193          49,146,866               13.26      7.809         357          81.69
8.001% - 8.500%                          165          38,099,003               10.28      8.264         357          82.88
8.501% - 9.000%                          163          26,599,598                7.18      8.785         357          81.66
9.001% - 9.500%                           66           9,198,034                2.48      9.276         357          80.18
9.501% - 10.000%                          52           5,763,028                1.56      9.803         357          73.63
10.001% - 10.500%                         17           1,863,146                0.50     10.308         357          73.02
10.501% - 11.000%                         19           3,598,837                0.97     10.782         357          67.19
11.001% - 11.500%                          3             533,880                0.14     11.310         357          68.32
11.501% - 12.000%                          6             984,319                0.27     11.728         357          66.79
12.001% - 12.500%                          2             163,367                0.04     12.282         357          66.99
Total:                                 2,446         370,503,684              100.00      7.960         354          82.93

Range
of                                   Weighted
Minimum                              Average      Weighted   Weighted
Mortgage                           Original LTV   Average    Average
Rates (%)                              w SS         FICO       DTI
---------                          ------------   --------   -------
Fixed Rate Loans                          93.21        645      42.43
5.001% - 5.500%                           80.30        657      38.13
5.501% - 6.000%                           86.70        637      40.85
6.001% - 6.500%                           89.47        640      41.44
6.501% - 7.000%                           85.69        628      42.46
7.001% - 7.500%                           84.59        614      42.77
7.501% - 8.000%                           84.80        605      43.04
8.001% - 8.500%                           84.42        590      43.28
8.501% - 9.000%                           83.48        580      42.79
9.001% - 9.500%                           82.07        561      42.48
9.501% - 10.000%                          75.55        545      41.31
10.001% - 10.500%                         75.72        538      37.24
10.501% - 11.000%                         67.19        551      44.28
11.001% - 11.500%                         68.32        580      37.95
11.501% - 12.000%                         67.39        551      39.09
12.001% - 12.500%                         66.99        503      38.29
Total:                                    86.65        617      42.40

Non-Zero Minimum: 5.250%
Maximum: 12.300%
Non-Zero Weighted Average: 7.518%

Top

10. Range of Maximum Mortgage Rates (%)

Range                                                                % of Mortgage     Weighted   Weighted
of                                                                   Loan Pool by       Average    Average      Weighted
Maximum                            Number of       Aggregate           Aggregate        Gross     Remaining      Average
Mortgage                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Rates (%)                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------                          ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans                       1,341          82,400,416               22.24      9.506         342          92.96
11.001% - 11.500%                          9           3,348,722                0.90      5.445         357          75.60
11.501% - 12.000%                         50          21,939,580                5.92      5.837         357          78.33
12.001% - 12.500%                         79          33,293,898                8.99      6.354         357          79.89
12.501% - 13.000%                        147          49,784,771               13.44      6.820         357          78.77
13.001% - 13.500%                        124          40,489,960               10.93      7.259         357          80.21
13.501% - 14.000%                        190          49,456,372               13.35      7.761         357          81.86
14.001% - 14.500%                        164          37,403,758               10.10      8.233         357          82.59
14.501% - 15.000%                        167          27,310,458                7.37      8.717         357          81.63
15.001% - 15.500%                         71          10,949,631                2.96      9.107         357          81.40
15.501% - 16.000%                         54           6,622,269                1.79      9.644         357          73.87
16.001% - 16.500%                         17           1,926,621                0.52     10.245         357          73.67
16.501% - 17.000%                         20           3,625,295                0.98     10.714         357          67.09
17.001% - 17.500%                          4             587,691                0.16     11.213         356          68.01
17.501% - 18.000%                          7           1,200,875                0.32     11.588         357          67.37
18.001% - 18.500%                          2             163,367                0.04     12.282         357          66.99
Total:                                 2,446         370,503,684              100.00      7.960         354          82.93


Range
of                                   Weighted
Maximum                              Average      Weighted   Weighted
Mortgage                           Original LTV   Average    Average
Rates (%)                              w SS         FICO       DTI
---------                          ------------   --------   -------
Fixed Rate Loans                          93.21        645      42.43
11.001% - 11.500%                         80.30        657      38.13
11.501% - 12.000%                         87.56        637      40.88
12.001% - 12.500%                         90.35        641      41.29
12.501% - 13.000%                         85.25        629      42.26
13.001% - 13.500%                         84.17        614      42.85
13.501% - 14.000%                         85.17        607      43.15
14.001% - 14.500%                         84.14        591      43.06
14.501% - 15.000%                         83.48        579      42.68
15.001% - 15.500%                         83.05        567      43.39
15.501% - 16.000%                         75.54        547      42.53
16.001% - 16.500%                         76.28        537      37.78
16.501% - 17.000%                         67.09        547      43.26
17.001% - 17.500%                         68.01        576      35.59
17.501% - 18.000%                         67.86        557      41.29
18.001% - 18.500%                         66.99        503      38.29
Total:                                    86.65        617      42.40

Non-Zero Minimum: 11.250%
Maximum: 18.300%
Non-Zero Weighted Average: 13.555%

Top

11. Initial Cap (%)

                                                                    % of Mortgage     Weighted   Weighted
                                                                    Loan Pool by       Average    Average      Weighted
                                  Number of       Aggregate           Aggregate        Gross     Remaining      Average
                                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Initial Cap (%)                      Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------                          ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans                       1,341          82,400,416               22.24      9.506         342          92.96
2.00%                                  1,067         277,217,985               74.82      7.518         357          80.21
3.00%                                     38          10,885,283                2.94      7.518         356          76.15
Total:                                 2,446         370,503,684              100.00      7.960         354          82.93



                                    Weighted
                                    Average      Weighted   Weighted
                                  Original LTV   Average    Average
Initial Cap (%)                        w SS         FICO       DTI
---------                          ------------   --------   -------
Fixed Rate Loans                          93.21        645      42.43
2.00%                                     85.01        610      42.29
3.00%                                     78.60        595      44.78
Total:                                    86.65        617      42.40

Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.038%

Top

12. Periodic Cap (%)

                                                                    % of Mortgage     Weighted   Weighted
                                                                    Loan Pool by       Average    Average      Weighted
                                  Number of       Aggregate           Aggregate        Gross     Remaining      Average
Periodic                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Cap (%)                              Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------                          ---------   -----------------   -----------------   --------   ---------   ------------
Fixed Rate Loans                       1,341          82,400,416               22.24      9.506         342          92.96
1.50%                                  1,105         288,103,268               77.76      7.518         357          80.06
Total:                                 2,446         370,503,684              100.00      7.960         354          82.93


                                    Weighted
                                    Average      Weighted   Weighted
Periodic                           Original LTV   Average    Average
Cap (%)                                w SS         FICO       DTI
---------                          ------------   --------   -------
Fixed Rate Loans                          93.21        645      42.43
1.50%                                     84.77        609      42.39
Total:                                    86.65        617      42.40

Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%

Top

13. Next Rate Adjustment Date

                                                                    % of Mortgage     Weighted    Weighted
Next                                                                 Loan Pool by      Average     Average        Weighted
Rate                               Number of       Aggregate           Aggregate        Gross     Remaining       Average
Adjustment                         Mortgage      Cut-off Date        Cut-off Date      Interest     Term         Combined
Date                                 Loans     Principal Balance   Principal Balance     Rate     (months)      Original LTV
---------                          ---------   -----------------   -----------------   --------   ---------     ------------
Fixed Rate Loans                       1,341          82,400,416               22.24      9.506         342            92.96
Apr-07                                     5             838,633                0.23      8.497         354            95.57
May-07                                    14           3,885,178                1.05      7.541         355            77.85
Jun-07                                   149          40,411,772               10.91      7.555         356            79.08
Jul-07                                   905         232,841,150               62.84      7.521         357            80.17
Jun-08                                     4           1,131,099                0.31      7.891         356            66.48
Jul-08                                    23           6,491,339                1.75      7.151         357            81.70
Jul-10                                     5           2,504,096                0.68      7.018         357            86.08
Total:                                 2,446         370,503,684              100.00      7.960         354            82.93


Next                                 Weighted
Rate                                 Average      Weighted   Weighted
Adjustment                         Original LTV   Average    Average
Date                                   w SS         FICO       DTI
---------                          ------------   --------   -------
Fixed Rate Loans                          93.21        645      42.43
Apr-07                                    96.37        664      42.48
May-07                                    78.43        604      42.79
Jun-07                                    84.07        601      43.81
Jul-07                                    84.97        609      42.19
Jun-08                                    78.75        647      35.14
Jul-08                                    84.53        636      41.18
Jul-10                                    86.08        654      43.28
Total:                                    86.65        617      42.40

Non-Zero Weighted Average: 2007-07-15

Top

14. Geographical Distribution

                                                                    % of Mortgage     Weighted    Weighted
                                                                    Loan Pool by       Average     Average      Weighted
                                  Number of       Aggregate           Aggregate         Gross     Remaining      Average
Geographical                       Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Distribution                         Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------                          ---------   -----------------   -----------------   --------   ---------   ------------
California                               479         110,492,316               29.82      7.565         355          82.14
New York                                 211          48,471,463               13.08      7.818         354          82.10
Florida                                  302          41,696,714               11.25      7.984         354          81.77
New Jersey                               144          27,020,455                7.29      8.374         353          82.17
Massachusetts                             89          15,878,772                4.29      8.047         354          81.94
Virginia                                  81          15,789,340                4.26      7.858         355          80.41
Maryland                                 112          15,415,687                4.16      8.082         354          85.36
Illinois                                 118          11,460,835                3.09      8.403         352          87.09
Georgia                                  115           7,778,678                2.10      8.934         346          86.70
Hawaii                                    34           7,496,602                2.02      7.483         357          83.99
Connecticut                               47           6,585,953                1.78      7.900         353          81.09
Other                                    714          62,416,870               16.85      8.407         350          85.18
Total:                                 2,446         370,503,684              100.00      7.960         354          82.93


                                    Weighted
                                     Average      Weighted   Weighted
Geographical                       Original LTV   Average    Average
Distribution                           w SS         FICO       DTI
---------                          ------------   --------   -------
California                                87.06        621      43.69
New York                                  85.68        633      43.21
Florida                                   84.16        608      40.61
New Jersey                                83.69        618      41.77
Massachusetts                             84.51        622      44.12
Virginia                                  85.99        620      41.20
Maryland                                  86.09        601      43.75
Illinois                                  89.42        612      40.21
Georgia                                   89.86        595      37.38
Hawaii                                    94.28        663      41.01
Connecticut                               82.71        618      45.64
Other                                     89.04        604      41.31
Total:                                    86.65        617      42.40

Number of States Represented: 42

Top

15. Occupancy

                                                                     % of Mortgage     Weighted   Weighted
                                                                     Loan Pool by       Average    Average      Weighted
                                  Number of       Aggregate           Aggregate         Gross     Remaining     Average
                                  Mortgage      Cut-off Date         Cut-off Date      Interest     Term        Combined
Occupancy                            Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------                          ---------   -----------------   -----------------   --------   ---------   ------------
Primary                                2,235         330,678,754               89.25      7.952         353          83.12
Investment                               190          33,876,291                9.14      7.969         354          82.26
Second Home                               21           5,948,640                1.61      8.341         354          76.07
Total:                                 2,446         370,503,684              100.00      7.960         354          82.93


                                    Weighted
                                    Average      Weighted   Weighted
                                  Original LTV   Average    Average
Occupancy                              w SS         FICO       DTI
---------                          ------------   --------   -------
Primary                                   87.08        616      42.40
Investment                                84.14        635      42.24
Second Home                               76.53        595      43.24
Total:                                    86.65        617      42.40

Top

16. Property Types

                                                                    % of Mortgage     Weighted   Weighted
                                                                    Loan Pool by       Average    Average      Weighted
                                  Number of       Aggregate           Aggregate         Gross    Remaining      Average
Property                           Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Types                                Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------                          ---------   -----------------   -----------------   --------   ---------   ------------
Single Family Residence                1,995         288,372,680               77.83      8.012         354          82.92
2-4 Family                               252          55,473,156               14.97      7.705         353          82.10
Condo                                    198          26,530,513                7.16      7.915         354          84.75
Modular                                    1             127,335                0.03     10.150         357          75.00
Total:                                 2,446         370,503,684              100.00      7.960         354          82.93


                                    Weighted
                                    Average      Weighted   Weighted
Property                           Original LTV   Average    Average
Types                                  w SS         FICO       DTI
---------                          ------------   --------   -------
Single Family Residence                   86.48        612      42.15
2-4 Family                                87.08        636      44.11
Condo                                     87.57        635      41.43
Modular                                   75.00        517      49.85
Total:                                    86.65        617      42.40

Top

17. Loan Purpose

                                                                    % of Mortgage      Weighted  Weighted
                                                                    Loan Pool by        Average   Average       Weighted
                                  Number of       Aggregate           Aggregate         Gross    Remaining       Average
Loan                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Purpose                              Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------                          ---------   -----------------   -----------------   --------   ---------   ------------
Refinance - Cashout                    1,025         198,052,282               53.45      7.710         355          78.56
Purchase                               1,411         170,077,750               45.90      8.253         352          88.16
Refinance - Rate Term                     10           2,373,652                0.64      7.844         353          71.21
Total:                                 2,446         370,503,684              100.00      7.960         354          82.93


                                    Weighted
                                    Average      Weighted   Weighted
Loan                               Original LTV   Average    Average
Purpose                                w SS         FICO       DTI
---------                          ------------   --------   -------
Refinance - Cashout                       80.50        597      42.68
Purchase                                  93.97        641      42.02
Refinance - Rate Term                     74.28        575      45.46
Total:                                    86.65        617      42.40


Top

18. Documentation Level

                                                                    % of Mortgage     Weighted    Weighted
                                                                    Loan Pool by       Average     Average      Weighted
                                  Number of       Aggregate           Aggregate         Gross     Remaining      Average
Documentation                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Level                                Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------                          ---------   -----------------   -----------------   --------   ---------   ------------
Full Documentation                     1,750         241,612,494               65.21      7.800         353          84.25
Stated Documentation                     663         120,446,516               32.51      8.293         355          80.07
Easy Documentation                        33           8,444,674                2.28      7.787         354          85.74
Total:                                 2,446         370,503,684              100.00      7.960         354          82.93


                                    Weighted
                                     Average     Weighted   Weighted
Documentation                     Original LTV   Average    Average
Level                                 w SS         FICO       DTI
---------                         ------------   --------   -------
Full Documentation                       87.84        609      42.40
Stated Documentation                     84.28        635      42.73
Easy Documentation                       86.10        610      37.48
Total:                                   86.65        617      42.40


Top

19. Original Prepayment Penalty Term (months)


                                                           % of Mortgage      Weighted   Weighted
Original                                                    Loan Pool by      Average     Average      Weighted
Prepayment                Number of       Aggregate           Aggregate        Gross     Remaining     Average
Penalty                   Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Term (months)               Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
-------------             --------    -----------------   -----------------   --------   ---------   ------------
0                               668          79,212,078               21.38      8.543         351          85.33
12                              280          55,505,499               14.98      7.971         354          82.49
24                            1,287         203,557,343               54.94      7.800         354          82.74
36                              211          32,228,765                8.70      7.516         354          78.99
Total:                        2,446         370,503,684              100.00      7.960         354          82.93


Original                             Weighted
Prepayment                            Average     Weighted   Weighted
Penalty                            Original LTV   Average    Average
Term (months)                          w SS         FICO       DTI
---------                          ------------   --------   -------
0                                         87.87        627      42.05
12                                        86.16        625      42.08
24                                        87.24        614      42.46
36                                        80.73        602      43.39
Total:                                    86.65        617      42.40

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23

Top

20. Lien Position

                                                                    % of Mortgage     Weighted    Weighted
                                                                     Loan Pool by      Average     Average      Weighted
                                  Number of       Aggregate            Aggregate        Gross     Remaining      Average
Lien                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Position                             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------                          ---------   -----------------   -----------------   --------   ---------   ------------
1st Lien                               1,205         306,637,199               82.76      7.524         356          79.51
2nd Lien                               1,241          63,866,485               17.24     10.050         340          99.32
Total:                                 2,446         370,503,684              100.00      7.960         354          82.93


                                  Weighted
                                   Average      Weighted   Weighted
Lien                              Original LTV   Average    Average
Position                              w SS         FICO       DTI
---------                         ------------   --------   -------
1st Lien                                 84.00        610     42.37
2nd Lien                                 99.32        651     42.52
Total:                                   86.65        617     42.40


Top

21. FICO Score

                                                                    % of Mortgage     Weighted   Weighted
                                                                    Loan Pool by      Average     Average      Weighted
                                  Number of       Aggregate           Aggregate        Gross     Remaining      Average
FICO                               Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined
Score                                Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV
---------                          ---------   -----------------   -----------------   --------   ---------   ------------
500 - 500                                  3             508,349                0.14      8.072         357          58.77
501 - 520                                 97          20,219,754                5.46      8.873         357          72.06
521 - 540                                141          30,970,164                8.36      8.286         357          76.63
541 - 560                                168          24,711,480                6.67      8.149         352          75.86
561 - 580                                207          23,260,050                6.28      8.203         347          76.63
581 - 600                                319          41,480,748               11.20      7.939         352          81.92
601 - 620                                304          52,875,554               14.27      7.596         354          84.13
621 - 640                                371          51,127,718               13.80      8.000         352          85.21
641 - 660                                289          39,296,416               10.61      7.780         354          87.35
661 - 680                                235          34,325,950                9.26      7.957         354          88.63
681 - 700                                117          16,657,523                4.50      7.906         356          87.34
701 - 720                                 88          16,716,217                4.51      7.326         354          87.06
721 - 740                                 39           5,884,904                1.59      7.924         351          90.50
741 - 760                                 40           7,331,631                1.98      8.010         356          88.12
761 - 780                                 17           3,265,067                0.88      7.548         355          84.15
781 - 800                                  8           1,219,215                0.33      7.452         354          87.74
801 >=                                     3             652,944                0.18      7.348         357          90.72
Total:                                 2,446         370,503,684              100.00      7.960         354          82.93


                                    Weighted
                                     Average      Weighted   Weighted
FICO                               Original LTV   Average    Average
Score                                  w SS         FICO       DTI
---------                          ------------   --------   -------
500 - 500                                 58.77        500      45.09
501 - 520                                 72.54        512      43.27
521 - 540                                 77.54        531      44.03
541 - 560                                 77.17        550      43.47
561 - 580                                 79.47        570      41.87
581 - 600                                 86.22        591      42.79
601 - 620                                 87.84        610      40.98
621 - 640                                 89.21        631      41.77
641 - 660                                 90.71        650      41.93
661 - 680                                 94.01        670      42.91
681 - 700                                 93.77        689      42.35
701 - 720                                 94.86        710      42.48
721 - 740                                 93.42        731      40.70
741 - 760                                 96.54        748      42.95
761 - 780                                 87.77        770      43.00
781 - 800                                100.00        787      45.45
801 >=                                    95.36        808      52.22
Total:                                    86.65        617      42.40

Minimum: 500
Maximum: 817
Weighted Average: 617

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/ or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS CAPITAL

            SABR-05FR5    Winter AFC Stress

                             Assumptions:
                              - 100% PPC
                              - 5 CDR
                              - 60% Severity
                              - 12mo lag
                              - Adv P&I

                                FL                                                  FL+200
                                ------------------------------------------------    -------------------------------------------
  Period   Date                 Balance              Excess ($)       Excess (%)    Balance             Excess ($)      Excess (%)
    0              3-Nov-05                                     0                                                  0
    1             25-Nov-05     1,162,489,625.21     2,463,461.50         2.543     1,162,489,625.21    2,505,375.93      2.586
    2             25-Dec-05     1,137,365,001.79     1,185,321.36         1.251     1,137,365,001.79    1,229,802.97      1.298
    3             25-Jan-06     1,112,704,613.18     1,160,765.70         1.252     1,112,704,613.18    1,191,074.73      1.285
    4             25-Feb-06     1,088,492,288.05     1,139,797.56         1.257     1,088,492,288.05    1,152,105.60      1.270
    5             25-Mar-06     1,064,713,242.39     1,149,859.72         1.296     1,064,713,242.39    1,142,795.00      1.288
    6             25-Apr-06     1,041,354,058.90     1,094,755.78         1.262     1,041,354,058.90    1,064,895.73      1.227
    7             25-May-06     1,018,402,661.36     1,084,380.23         1.278     1,018,402,661.36    1,032,523.54      1.217
    8             25-Jun-06       995,848,284.07     1,046,031.23         1.260       995,848,284.07      967,256.81      1.166
    9             25-Jul-06       973,681,436.22     1,039,064.02         1.281       973,681,436.22      937,252.73      1.155
    10            25-Aug-06       951,893,861.16       996,997.21         1.257       951,893,861.16      864,341.47      1.090
    11            25-Sep-06       930,478,490.66       972,219.02         1.254       930,478,490.66      881,032.80      1.136
    12            25-Oct-06       909,429,757.30       970,981.25         1.281       909,429,757.30      848,386.37      1.119
    13            25-Nov-06       888,743,191.04             0.00         0.000       888,743,191.04            0.00      0.000
    14            25-Dec-06       863,715,133.41             0.00         0.000       863,715,133.41            0.00      0.000
    15            25-Jan-07       839,379,026.36             0.00         0.000       839,379,026.36            0.00      0.000
    16            25-Feb-07       815,716,550.05             0.00         0.000       815,716,550.05            0.00      0.000
    17            25-Mar-07       792,709,904.38             0.00         0.000       792,709,904.38            0.00      0.000
    18            25-Apr-07       770,341,790.52             0.00         0.000       770,341,790.52            0.00      0.000
    19            25-May-07       748,595,392.79             0.00         0.000       748,595,392.79            0.00      0.000
    20            25-Jun-07       727,454,361.09             0.00         0.000       727,454,361.09            0.00      0.000
    21            25-Jul-07       706,902,793.83             0.00         0.000       706,902,793.83            0.00      0.000
    22            25-Aug-07       686,925,755.49             0.00         0.000       686,925,755.49            0.00      0.000
    23            25-Sep-07       667,617,370.12             0.00         0.000       667,617,370.12            0.00      0.000
    24            25-Oct-07       648,847,381.39             0.00         0.000       648,847,381.39            0.00      0.000
    25            25-Nov-07       630,601,753.34             0.00         0.000       630,601,753.34            0.00      0.000
    26            25-Dec-07       612,866,810.82             0.00         0.000       612,866,810.82            0.00      0.000
    27            25-Jan-08       595,628,303.68             0.00         0.000       595,628,303.68            0.00      0.000
    28            25-Feb-08       578,872,606.90             0.00         0.000       578,872,625.40            0.00      0.000
    29            25-Mar-08       562,637,970.54             0.00         0.000       562,638,017.08            0.00      0.000
    30            25-Apr-08       546,856,649.01             0.00         0.000       546,856,722.14            0.00      0.000
    31            25-May-08       531,516,019.18             0.00         0.000       531,516,117.54            0.00      0.000
    32            25-Jun-08       516,603,808.86             0.00         0.000       516,603,931.13            0.00      0.000
    33            25-Jul-08       502,108,087.03             0.00         0.000       502,108,231.93            0.00      0.000
    34            25-Aug-08       488,017,581.51             0.00         0.000       488,017,895.17            0.00      0.000
    35            25-Sep-08       474,334,322.21             0.00         0.000       474,358,113.76            0.00      0.000
    36            25-Oct-08       461,032,991.87             0.00         0.000       461,079,077.67            0.00      0.000
    37            25-Nov-08       448,102,959.68             0.00         0.000       448,170,200.61            0.00      0.000
    38            25-Dec-08       435,533,890.26             0.00         0.000       435,621,190.24            0.00      0.000
    39            25-Jan-09       423,315,735.42             0.00         0.000       423,422,039.96            0.00      0.000
    40            25-Feb-09       411,438,849.13             0.00         0.000       411,563,194.46            0.00      0.000
    41            25-Mar-09       399,893,545.09             0.00         0.000       400,050,915.03            0.00      0.000
    42            25-Apr-09       388,670,651.25             0.00         0.000       388,859,311.35            0.00      0.000
    43            25-May-09       377,761,190.94             0.00         0.000       377,979,472.64            0.00      0.000
    44            25-Jun-09       367,156,436.98             0.00         0.000       367,402,735.38            0.00      0.000
    45            25-Jul-09       356,847,904.75             0.00         0.000       357,120,676.47            0.00      0.000
    46            25-Aug-09       346,827,390.81             0.00         0.000       347,125,200.55            0.00      0.000
    47            25-Sep-09       337,089,308.97             0.00         0.000       337,409,920.53            0.00      0.000
    48            25-Oct-09       327,623,254.84             0.00         0.000       327,965,338.11            0.00      0.000
    49            25-Nov-09       318,421,653.46             0.00         0.000       318,783,930.32            0.00      0.000
    50            25-Dec-09       309,477,140.37             0.00         0.000       309,858,382.99            0.00      0.000
    51            25-Jan-10       300,782,555.82             0.00         0.000       301,181,584.91            0.00      0.000
    52            25-Feb-10       292,330,940.03             0.00         0.000       292,746,655.95            0.00      0.000
    53            25-Mar-10       284,114,715.97             0.00         0.000       284,546,916.82            0.00      0.000
    54            25-Apr-10       276,128,154.60             0.00         0.000       276,575,749.98            0.00      0.000
    55            25-May-10       268,364,858.10             0.00         0.000       268,826,801.63            0.00      0.000
    56            25-Jun-10       260,818,606.48             0.00         0.000       261,293,894.30            0.00      0.000
    57            25-Jul-10       253,483,352.70             0.00         0.000       253,971,021.99            0.00      0.000
    58            25-Aug-10       246,353,066.08             0.00         0.000       246,852,233.75            0.00      0.000
    59            25-Sep-10       239,388,184.79             0.00         0.000       239,906,013.90            0.00      0.000
    60            25-Oct-10       232,618,748.12             0.00         0.000       233,153,978.34            0.00      0.000
    61            25-Nov-10       226,039,297.24             0.00         0.000       226,590,719.55            0.00      0.000
    62            25-Dec-10       219,644,525.37             0.00         0.000       220,210,980.24            0.00      0.000
    63            25-Jan-11       213,429,273.51             0.00         0.000       214,009,649.23            0.00      0.000
    64            25-Feb-11       207,388,525.86             0.00         0.000       207,981,757.12            0.00      0.000
    65            25-Mar-11       201,516,676.75             0.00         0.000       202,122,714.10            0.00      0.000
    66            25-Apr-11       195,809,754.02             0.00         0.000       196,427,569.05            0.00      0.000
    67            25-May-11       190,263,148.51             0.00         0.000       190,891,756.19            0.00      0.000
    68            25-Jun-11       184,872,379.46             0.00         0.000       185,510,836.65            0.00      0.000
    69            25-Jul-11       179,633,090.97             0.00         0.000       180,280,494.91            0.00      0.000
    70            25-Aug-11       174,541,053.58             0.00         0.000       175,196,537.49            0.00      0.000
    71            25-Sep-11       169,593,863.07             0.00         0.000       170,255,264.27            0.00      0.000
    72            25-Oct-11       164,785,711.16             0.00         0.000       165,452,309.17            0.00      0.000
    73            25-Nov-11       160,112,710.95             0.00         0.000       160,783,817.55            0.00      0.000
    74            25-Dec-11       155,571,083.84             0.00         0.000       156,246,041.93            0.00      0.000
    75            25-Jan-12       151,157,156.50             0.00         0.000       151,835,339.02            0.00      0.000
    76            25-Feb-12       146,867,359.81             0.00         0.000       147,548,167.54            0.00      0.000
    77            25-Mar-12       142,697,758.35             0.00         0.000       143,381,189.45            0.00      0.000
    78            25-Apr-12       138,645,463.40             0.00         0.000       139,330,945.17            0.00      0.000
    79            25-May-12       134,707,193.42             0.00         0.000       135,394,180.14            0.00      0.000
    80            25-Jun-12       130,879,758.34             0.00         0.000       131,567,730.29            0.00      0.000
    81            25-Jul-12       127,160,057.03             0.00         0.000       127,848,519.54            0.00      0.000
    82            25-Aug-12       123,545,077.56             0.00         0.000       124,233,558.48            0.00      0.000
    83            25-Sep-12       120,032,945.39             0.00         0.000       120,719,961.36            0.00      0.000
    84            25-Oct-12       116,619,697.72             0.00         0.000       117,304,877.62            0.00      0.000
    85            25-Nov-12       113,302,567.20             0.00         0.000       113,985,559.35            0.00      0.000
    86            25-Dec-12       110,078,863.61             0.00         0.000       110,759,335.06            0.00      0.000
    87            25-Jan-13       106,945,971.75             0.00         0.000       107,623,607.55            0.00      0.000
    88            25-Feb-13       103,901,350.08             0.00         0.000       104,575,852.18            0.00      0.000
    89            25-Mar-13       100,942,057.55             0.00         0.000       101,613,607.39            0.00      0.000
    90            25-Apr-13        98,066,184.97             0.00         0.000        98,734,493.56            0.00      0.000
    91            25-May-13        95,271,395.94             0.00         0.000        95,936,190.61            0.00      0.000
    92            25-Jun-13        92,555,419.26             0.00         0.000        93,216,443.00            0.00      0.000
    93            25-Jul-13        89,916,047.06             0.00         0.000        90,573,057.96            0.00      0.000
    94            25-Aug-13        87,351,137.10             0.00         0.000        88,003,905.43            0.00      0.000
    95            25-Sep-13        84,859,647.14             0.00         0.000        85,506,925.82            0.00      0.000
    96            25-Oct-13        82,438,446.10             0.00         0.000        83,080,088.90            0.00      0.000
    97            25-Nov-13        80,085,564.53             0.00                      80,721,435.97            0.00
    98            25-Dec-13        77,799,087.93             0.00                      78,429,062.83            0.00
    99            25-Jan-14        75,577,155.20             0.00                      76,201,118.25            0.00
   100            25-Feb-14        73,417,957.32             0.00                      74,035,802.58            0.00
   101            25-Mar-14        71,319,331.84             0.00                      71,931,360.42            0.00
   102            25-Apr-14        69,279,993.88             0.00                      69,886,096.91            0.00
   103            25-May-14        67,298,280.78             0.00                      67,898,358.48            0.00
   104            25-Jun-14        65,372,576.28             0.00                      65,966,537.61            0.00
   105            25-Jul-14        63,501,309.27             0.00                      64,089,071.52            0.00
   106            25-Aug-14        61,682,955.42             0.00                      62,264,442.25            0.00
   107            25-Sep-14        59,916,823.20             0.00                      60,491,182.04            0.00
   108            25-Oct-14        58,200,631.58             0.00                      58,767,843.89            0.00
   109            25-Nov-14        56,532,979.34             0.00                      57,093,032.00            0.00
   110            25-Dec-14        54,912,504.40             0.00                      55,465,389.40            0.00
   111            25-Jan-15        53,337,920.54             0.00                      53,883,634.79            0.00
   112            25-Feb-15        51,807,901.40             0.00                      52,346,446.32            0.00
   113            25-Mar-15        50,320,900.12             0.00                      50,852,573.68            0.00
   114            25-Apr-15        48,876,011.58             0.00                      49,400,808.66            0.00
   115            25-May-15        47,472,052.99             0.00                      47,989,973.06            0.00
   116            25-Jun-15        46,107,874.66             0.00                      46,618,921.55            0.00
   117            25-Jul-15        44,782,358.97             0.00                      45,286,540.67            0.00
   118            25-Aug-15        43,494,421.85             0.00                      43,991,749.03            0.00
   119            25-Sep-15        42,243,657.67             0.00                      42,733,541.40            0.00
   120            25-Oct-15        41,028,353.19             0.00                      41,510,844.57            0.00
   121            25-Nov-15        39,847,511.92             0.00                      40,322,664.16            0.00
   122            25-Dec-15        38,700,165.21             0.00                      39,168,033.52            0.00
   123            25-Jan-16        37,585,371.51             0.00                      38,046,012.94            0.00
   124            25-Feb-16        36,502,216.62             0.00                      36,955,689.40            0.00
   125            25-Mar-16        35,449,699.89             0.00                      35,896,174.27            0.00
   126            25-Apr-16        34,427,071.79             0.00                      34,866,603.93            0.00
   127            25-May-16        33,433,491.65             0.00                      33,866,139.28            0.00
   128            25-Jun-16        32,468,142.13             0.00                      32,893,964.48            0.00
   129            25-Jul-16        31,530,228.94             0.00                      31,949,286.65            0.00
   130            25-Aug-16        30,618,980.83             0.00                      31,031,335.37            0.00
   131            25-Sep-16        29,733,974.70             0.00                      30,139,361.13            0.00
   132            25-Oct-16        28,874,135.51             0.00                      29,272,635.37            0.00
   133            25-Nov-16        28,038,754.90             0.00                      28,430,450.04            0.00
   134            25-Dec-16        27,227,144.30             0.00                      27,612,116.85            0.00
   135            25-Jan-17        26,438,634.43             0.00                      26,816,966.67            0.00
   136            25-Feb-17        25,672,574.65             0.00                      26,044,349.05            0.00
   137            25-Mar-17        24,928,487.09             0.00                      25,293,990.90            0.00
   138            25-Apr-17        24,205,597.58             0.00                      24,564,902.42            0.00
   139            25-May-17        23,503,446.37             0.00                      23,856,624.26            0.00
   140            25-Jun-17        22,821,308.77             0.00                      23,168,432.04            0.00
   141            25-Jul-17        22,158,619.98             0.00                      22,499,761.25            0.00
   142            25-Aug-17        21,514,832.65             0.00                      21,850,063.95            0.00
   143            25-Sep-17        20,889,730.99             0.00                      21,218,823.72            0.00
   144            25-Oct-17        20,282,461.81             0.00                      20,605,505.17            0.00
   145            25-Nov-17        19,692,522.19             0.00                      20,009,604.78            0.00
   146            25-Dec-17        19,119,423.31             0.00                      19,430,633.14            0.00
   147            25-Jan-18        18,562,690.05             0.00                      18,868,114.49            0.00
   148            25-Feb-18        18,021,860.36             0.00                      18,321,586.35            0.00
   149            25-Mar-18        17,496,314.49             0.00                      17,790,599.12            0.00
   150            25-Apr-18        16,985,796.43             0.00                      17,274,715.88            0.00
   151            25-May-18        16,489,881.76             0.00                      16,773,511.86            0.00
   152            25-Jun-18        16,008,557.41             0.00                      16,286,973.61            0.00
   153            25-Jul-18        15,541,005.01             0.00                      15,814,282.35            0.00
   154            25-Aug-18        15,086,835.92             0.00                      15,355,048.40            0.00
   155            25-Sep-18        14,645,881.26             0.00                      14,908,892.99            0.00
   156            25-Oct-18        14,217,570.65             0.00                      14,475,466.61            0.00
   157            25-Nov-18        13,801,527.53        12,369.39                      14,054,391.77       12,369.39
   158            25-Dec-18        13,397,404.99       110,705.86                      13,645,320.58      110,705.86
   159            25-Jan-19        13,004,865.85       107,454.01                      13,247,914.91      107,454.01
   160            25-Feb-19        12,623,582.16       103,637.87                      12,861,846.05      103,637.87
   161            25-Mar-19        12,253,099.87       100,589.72                      12,486,794.50      100,589.72
   162            25-Apr-19        11,893,252.34        97,629.29                      12,122,449.58       97,629.29
   163            25-May-19        11,543,743.85        94,754.12                      11,768,514.89       94,754.12
   164            25-Jun-19        11,204,276.03        91,961.77                      11,424,691.37       91,961.77
   165            25-Jul-19        10,874,600.10        89,252.24                      11,090,729.55       89,252.24
   166            25-Aug-19        10,554,402.79        87,323.98                      10,766,315.02       87,323.98
   167            25-Sep-19        10,243,564.82        84,746.77                      10,451,178.47       84,746.77
   168            25-Oct-19         9,941,667.11        82,243.87                      10,145,057.98       82,243.87
   169            25-Nov-19         9,648,456.26        79,813.17                       9,847,699.10       79,813.17
   170            25-Dec-19         9,363,685.98        77,452.61                       9,558,854.49       77,452.61
   171            25-Jan-20         9,087,116.91        75,160.52                       9,278,283.77       75,160.52
   172            25-Feb-20         8,818,516.49        72,616.56                       9,005,753.25       72,616.56
   173            25-Mar-20         8,557,729.21        70,464.50                       8,741,175.97       70,464.50
   174            25-Apr-20         8,304,461.90        68,374.66                       8,484,184.44       68,374.66
   175            25-May-20         8,058,546.28        66,345.51                       8,234,609.52       66,345.51
   176            25-Jun-20         7,819,727.39        64,375.07                       7,992,195.38       64,375.07
   177            25-Jul-20         7,587,803.61        62,461.80                       7,756,739.55       62,461.80
   178            25-Aug-20         7,362,579.02        60,917.76                       7,528,045.22       60,917.76
   179            25-Sep-20         7,143,977.81        59,105.05                       7,305,964.95       59,105.05
   180            25-Oct-20         6,931,694.23        57,344.86                       7,090,266.85       57,344.86
   181            25-Nov-20         6,725,548.64        55,635.70                       6,880,770.26       55,635.70
   182            25-Dec-20         6,525,366.44        53,976.10                       6,677,299.60       53,976.10
   183            25-Jan-21         6,330,977.97        52,363.81                       6,479,684.21       52,363.81
   184            25-Feb-21         6,142,218.12        50,435.50                       6,287,758.20       50,435.50
   185            25-Mar-21         5,958,842.21        48,926.51                       6,101,360.35       48,926.51
   186            25-Apr-21         5,780,783.82        47,461.39                       5,920,334.00       47,461.39
   187            25-May-21         5,607,891.42        46,038.88                       5,744,526.86       46,038.88
   188            25-Jun-21         5,440,017.74        44,657.77                       5,573,790.92       44,657.77
   189            25-Jul-21         5,277,019.67        43,317.65                       5,407,982.31       43,317.65
   190            25-Aug-21         5,118,758.31        42,325.22                       5,246,961.24       42,325.22
   191            25-Sep-21         4,965,172.53        41,052.60                       5,090,591.82       41,052.60
   192            25-Oct-21         4,816,052.65        39,817.08                       4,938,741.96       39,817.08
   193            25-Nov-21         4,671,271.21        38,617.60                       4,791,283.30       38,617.60
   194            25-Dec-21         4,530,704.34        37,453.11                       4,648,091.09       37,453.11
   195            25-Jan-22         4,394,231.65        36,321.96                       4,509,044.10       36,321.96
   196            25-Feb-22         4,261,736.03        34,961.62                       4,374,024.46       34,961.62
   197            25-Mar-22         4,133,039.01        33,903.70                       4,242,917.66       33,903.70
   198            25-Apr-22         4,008,098.73        32,876.72                       4,115,612.41       32,876.72
   199            25-May-22         3,886,807.70        31,879.82                       3,992,000.55       31,879.82
   200            25-Jun-22         3,769,061.48        30,912.13                       3,871,976.95       30,912.13
   201            25-Jul-22         3,654,758.56        29,973.29                       3,755,439.46       29,973.29
   202            25-Aug-22         3,543,800.44        29,270.40                       3,642,288.78       29,270.40
   203            25-Sep-22         3,436,144.31        28,379.45                       3,532,428.43       28,379.45
                                    3,331,640.89        27,514.65                       3,425,764.61       27,514.65
                                    3,230,199.80        26,675.25                       3,322,206.20       26,675.25
                                    3,131,733.23        25,860.52                       3,221,664.62       25,860.52
                                    3,036,155.84        25,069.27                       3,124,053.80       25,069.27
                                    2,943,384.61        24,114.90                       3,029,290.08       24,114.90
                                    2,853,290.14        23,375.36                       2,937,292.18       23,375.36
                                    2,765,845.89        22,657.62                       2,847,981.11       22,657.62
                                    2,680,975.70        21,961.06                       2,761,280.09       21,961.06
                                    2,598,605.54        21,285.07                       2,677,114.54       21,285.07
                                    2,518,663.48        20,629.36                       2,595,411.95       20,629.36
                                    2,441,079.73        20,131.39                       2,516,101.88       20,131.39
                                    2,365,823.70        19,509.62                       2,439,115.86       19,509.62
                                    2,292,789.87        18,906.25                       2,364,387.36       18,906.25
                                    2,221,914.21        18,320.75                       2,291,851.72       18,320.75
                                    2,153,134.55        17,752.61                       2,221,446.11       17,752.61
                                    2,086,390.44        17,201.25                       2,153,109.49       17,201.25
                                    2,021,623.15        16,575.65                       2,086,782.53       16,575.65
                                    1,958,750.52        16,059.24                       2,022,407.58       16,059.24
                                    1,897,743.71        15,558.19                       1,959,928.62       15,558.19
                                    1,838,548.83        15,072.06                       1,899,291.22       15,072.06
                                    1,781,113.48        14,600.41                       1,840,442.48       14,600.41
                                    1,725,386.79        14,142.75                       1,783,331.02       14,142.75
                                    1,671,319.29        13,754.97                       1,727,906.87       13,754.97
                                    1,618,878.99        13,322.66                       1,674,121.54       13,322.66
                                    1,568,002.25        12,903.27                       1,621,927.84       12,903.27
                                    1,518,643.78        12,496.43                       1,571,279.96       12,496.43
                                    1,470,759.57        12,101.76                       1,522,133.39       12,101.76
                                    1,424,306.88        11,718.64                       1,474,444.86       11,718.64
                                    1,379,244.07        11,255.64                       1,428,172.33       11,255.64
                                    1,335,503.98        10,898.12                       1,383,274.96       10,898.12
                                    1,293,075.92        10,551.35                       1,339,713.08       10,551.35
                                    1,251,921.73        10,215.01                       1,297,448.12       10,215.01
                                    1,212,004.34         9,888.80                       1,256,442.64        9,888.80
                                    1,173,287.76         9,572.53                       1,216,660.22        9,572.53
                                    1,135,737.03         9,324.66                       1,178,065.50        9,324.66
                                    1,099,335.94         9,025.35                       1,140,624.14        9,025.35
                                    1,064,032.62         8,735.09                       1,104,302.74        8,735.09
                                    1,029,795.07         8,453.61                       1,069,068.86        8,453.61
                                      996,592.16         8,180.65                       1,034,890.98        8,180.65
                                      964,393.71         7,915.77                       1,001,738.50        7,915.77
                                      933,170.30         7,596.04                         969,581.66        7,596.04
                                      902,873.94         7,349.08                         938,391.56        7,349.08
                                      873,497.68         7,109.64                         908,140.13        7,109.64
                                      845,014.57         6,877.49                         878,800.09        6,877.49
                                      817,398.45         6,652.42                         850,344.95        6,652.42
                                      790,623.88         6,434.29                         822,748.95        6,434.29
                                      764,666.20         6,261.87                         795,987.10        6,261.87
                                      739,513.83         6,055.63                         770,035.09        6,055.63
                                      715,130.26         5,855.70                         744,869.32        5,855.70
                                      691,492.90         5,661.91                         720,466.86        5,661.91
                                      668,579.81         5,474.07                         696,805.42        5,474.07
                                      646,369.66         5,291.87                         673,863.37        5,291.87
                                      624,841.72         5,073.68                         651,619.68        5,073.68
                                      603,962.29         4,903.94                         630,053.92        4,903.94
                                      583,726.33         4,739.44                         609,146.28        4,739.44
                                      564,114.85         4,580.02                         588,877.47        4,580.02
                                      545,109.38         4,425.55                         569,228.79        4,425.55
                                      526,692.00         4,275.90                         550,182.05        4,275.90
                                      508,845.32         4,157.16                         531,719.59        4,157.16
                                      491,561.22         4,015.80                         513,824.26        4,015.80
                                      474,813.92         3,878.85                         496,479.39        3,878.85
                                      458,587.50         3,746.16                         479,668.78        3,746.16
                                      442,866.50         3,617.61                         463,376.72        3,617.61
                                      427,635.90         3,493.06                         447,587.94        3,493.06
                                      412,881.13         3,353.26                         432,287.60        3,353.26
                                      398,581.45         3,237.02                         417,461.29        3,237.02
                                      384,730.13         3,124.43                         403,095.02        3,124.43
                                      371,313.80         3,015.38                         389,175.21        3,015.38
                                      358,319.49         2,909.77                         375,688.66        2,909.77
                                      345,734.58         2,807.47                         362,622.53        2,807.47
                                      333,546.84         2,719.09                         349,964.39        2,719.09
                                      321,748.14         2,622.84                         337,702.14        2,622.84
                                      310,322.94         2,529.64                         325,824.04        2,529.64
                                      299,260.05         2,439.39                         314,318.68        2,439.39
                                      288,548.59         2,352.02                         303,174.98        2,352.02
                                      278,178.02         2,267.38                         292,382.19        2,267.38
                                      268,138.08         2,168.00                         281,929.85        2,168.00
                                      258,412.53         2,089.32                         271,807.82        2,089.32
                                      248,998.46         2,013.16                         262,006.26        2,013.16
                                      239,886.48         1,939.45                         252,515.60        1,939.45
                                      231,067.46         1,868.11                         243,326.55        1,868.11
                                      222,532.56         1,799.10                         234,430.09        1,799.10
                                      214,273.19         1,743.34                         225,817.46        1,743.34
                                      206,285.06         1,678.32                         217,480.15        1,678.32
                                      198,555.71         1,615.41                         209,409.91        1,615.41
                                      191,077.29         1,554.55                         201,598.72        1,554.55
                                      183,842.19         1,495.68                         194,038.77        1,495.68
                                      176,843.01         1,438.69                         186,722.53        1,438.69
                                      170,072.54         1,372.62                         179,642.62        1,372.62
                                      163,519.71         1,319.72                         172,791.94        1,319.72
                                      157,182.18         1,268.57                         166,163.56        1,268.57
                                      151,053.38         1,219.10                         159,750.77        1,219.10
                                      145,126.92         1,171.27                         153,547.05        1,171.27
                                      139,396.60         1,125.03                         147,546.05        1,125.03
                                      133,856.41         1,087.30                         141,741.64        1,087.30
                                      128,503.20         1,043.83                         136,127.85        1,043.83
                                      123,328.39         1,001.80                         130,698.87        1,001.80
                                      118,327.05           961.18                         125,449.63          961.18
                                      113,493.27           921.93                         120,374.09          921.93
                                      108,821.88           883.98                         115,466.96          883.98
                                      104,307.87           840.66                         110,723.08          840.66
                                       99,943.75            805.5                         106,137.47           805.5
                                       95,727.62           771.54                         101,705.27          771.54
                                       91,654.90           738.73                          97,421.79          738.73
                                       87,721.12           707.04                          93,282.46          707.04
                                       83,921.96           676.45                          89,282.84          676.45
                                       80,253.87           651.09                          85,419.29          651.09
                                       76,713.78            622.4                          81,686.94           622.4
                                       73,295.90           594.69                          78,081.74          594.69
                                       69,996.42           567.95                          74,599.76          567.95
                                       66,811.63           542.13                          71,237.18          542.13
                                       63,737.91           517.22                          67,990.29          517.22
                                       60,771.77           490.52                          64,855.50          490.52
                                       57,908.73           467.44                          61,829.32          467.44
                                       55,146.70           445.17                          58,908.37          445.17
                                       52,482.48            423.7                          56,089.35           423.7
                                       49,912.98           402.99                          53,369.09          402.99
                                       47,435.18           383.02                          50,744.48          383.02
                                       45,046.16           365.26                          48,212.54          365.26
                                       42,743.74           346.63                          45,770.34          346.63
                                       40,524.47           328.67                          43,415.07          328.67
                                       38,385.70           311.37                          41,143.97          311.37
                                       36,324.85           294.69                          38,954.40          294.69
                                       34,341.15           278.63                          36,845.50          278.63
                                       32,430.37           261.13                          34,812.95          261.13
                                       30,589.29           246.34                          32,854.33          246.34
                                       28,816.61           232.11                          30,967.28          232.11
                                       27,110.09            218.4                          29,149.54           218.4
                                       25,468.85           205.22                          27,400.12          205.22
                                       23,889.69           192.55                          25,715.76          192.55
                                       22,370.39           181.52                          24,094.19          181.52
                                       20,909.52           169.72                          22,533.40          169.72
                                       19,504.59           158.36                          21,031.41          158.36
                                       18,153.78           147.45                          19,586.33          147.45
                                       16,855.31           136.96                          18,196.32          136.96
                                       15,607.45           126.87                          16,859.59          126.87
                                       14,408.55           116.27                          15,574.40          116.27
                                       13,256.55           107.03                          14,339.06          107.03
                                       12,150.33            98.16                          13,151.92           98.16
                                       11,088.39            89.65                          12,011.42           89.65
                                       10,069.25            81.48                          10,916.03           81.48
                                        9,091.49            73.64                           9,864.28           73.64
                                        8,153.78            66.56                           8,854.80           66.56
                                        7,254.80            59.31                           7,886.00           59.31
                                        6,392.59            52.35                           6,956.07           52.35
                                        5,566.12            45.68                           6,063.93           45.68
                                        4,774.37            39.29                           5,208.55           39.29
                                        4,016.36            33.17                           4,388.91           33.17
                                        3,309.19            27.21                           3,622.08           27.21
                                        2,652.32            21.88                           2,907.56           21.88
                                        2,025.12             16.8                           2,224.58            16.8
                                        1,427.53            11.95                           1,573.05           11.95
                                          870.81             7.38                              964.2            7.38
                                          384.21             3.29                             427.27            3.29
                                               0                                                   0

Assumptions:
 - 50% PPC on FRM, 150% on ARMs

                                    FL             FL-100          FL-200
                           -----------------------------------------------------
            Days                    M1 AFC         M1 AFC          M1 AFC
          1         22                4.46           3.46            2.46
          2         30                4.60           3.60            2.60
          3         31                4.80           3.80            2.80
          4         31                4.87           3.87            2.87
          5         28                4.94           3.94            2.94
          6         31                5.01           4.01            3.01
          7         30                5.06           4.06            3.06
          8         31                5.10           4.10            3.10
          9         30                5.11           4.11            3.11
         10         31                5.13           4.13            3.13
         11         31                5.14           4.14            3.14
         12         30                5.15           4.15            3.15
         13         31                5.16           4.16            3.16
         14         30                5.15           4.15            3.15
         15         31                5.18           4.18            3.18
         16         31                5.14           4.14            3.14
         17         28                5.14           4.14            3.14
         18         31                5.14           4.14            3.14
         19         30                5.14           4.14            3.14
         20         31                5.14           4.14            3.14
         21         30                5.14           4.14            3.14
         22         31                5.15           4.15            3.15
         23         31                5.15           4.15            3.15
         24         30                5.16           4.16            3.16
         25         31                5.16           4.16            3.16
         26         30                5.17           4.17            3.17
         27         31                5.18           4.18            3.18
         28         31                5.18           4.18            3.18
         29         29                5.19           4.19            3.19
         30         31                5.20           4.20            3.20
         31         30                5.20           4.20            3.20
         32         31                5.21           4.21            3.21
         33         30                5.22           4.22            3.22
         34         31                5.22           4.22            3.22
         35         31                5.23           4.23            3.23
         36         30                5.23           4.23            3.23
         37         31                5.40           4.40            3.40
         38         30                5.24           4.24            3.24
         39         31                5.40           4.40            3.40
         40         31                5.41           4.41            3.41
         41         28                4.94           3.94            2.94
         42         31                5.42           4.42            3.42
         43         30                5.27           4.27            3.27
         44         31                5.43           4.43            3.43
         45         30                5.28           4.28            3.28
         46         31                5.44           4.45            3.45
         47         31                5.44           4.44            3.44
         48         30                5.30           4.30            3.30
         49         31                5.46           4.46            3.46
         50         30                5.31           4.31            3.31
         51         31                5.48           4.48            3.48
         52         31                5.48           4.48            3.48
         53         28                5.00           4.00            3.00
         54         31                5.49           4.49            3.49
         55         30                5.33           4.33            3.33
         56         31                5.49           4.49            3.49
         57         30                5.34           4.34            3.34
         58         31                5.51           4.51            3.51
         59         31                5.51           4.51            3.51
         60         30                5.36           4.36            3.36
         61         31                5.53           4.53            3.53
         62         30                5.37           4.37            3.37
         63         31                5.53           4.53            3.53
         64         31                5.52           4.52            3.52
         65         28                5.05           4.05            3.05
         66         31                5.54           4.54            3.54
         67         30                5.38           4.38            3.38
         68         31                5.55           4.55            3.55
         69         30                5.39           4.39            3.39
         70         31                5.56           4.56            3.56
         71         31                5.56           4.56            3.56
         72         30                5.40           4.40            3.40
         73         31                5.55           4.55            3.56
         74         30                5.40           4.40            3.40
         75         31                5.57           4.57            3.57
         76         31                5.56           4.56            3.56
         77         29                5.25           4.25            3.25
         78         31                5.58           4.58            3.58
         79         30                5.42           4.42            3.42
         80         31                5.82           4.82            3.82
         81         30                5.66           4.66            3.66
         82         31                5.83           4.83            3.83
         83         31                5.84           4.84            3.84
         84         30                5.68           4.68            3.68
         85         31                5.85           4.85            3.85
         86         30                5.69           4.69            3.69
         87         31                5.85           4.85            3.85
         88         31                5.87           4.87            3.87
         89         28                5.37           4.37            3.37
         90         31                5.88           4.88            3.88
         91         30                5.72           4.72            3.72
         92         31                5.90           4.90            3.90
         93         30                5.73           4.73            3.73
         94         31                5.91           4.91            3.91
         95         31                5.91           4.91            3.91
         96         30                5.75           4.75            3.75
         97         31                5.92           4.92            3.92
         98         30                5.76           4.76            3.76
         99         31                5.93           4.93            3.93
        100         31                5.94           4.94            3.94
        101         28                5.44           4.44            3.43
        102         31                5.94           4.94            3.94
        103         30                5.79           4.79            3.79
        104         31                5.96           4.96            3.96
        105         30                5.80           4.80            3.80
        106         31                5.97           4.97            3.97
        107         31                5.98           4.98            3.98
        108         30                5.81           4.81            3.81
        109         31                5.99           4.99            3.99
        110         30                5.83           4.82            3.83
        111         31                6.00           5.00            4.00
        112         31                6.01           5.01            4.01
        113         28                5.50           4.50            3.50
        114         31                6.01           5.02            4.02
        115         30                5.85           4.85            3.85
        116         31                6.03           5.03            4.03
        117         30                5.87           4.86            3.87
        118         31                6.04           5.04            4.04
        119         31                6.04           5.04            4.04
        120         30                5.88           4.88            3.88
        121         31                6.06           5.06            4.06
        122         30                5.90           4.90            3.90
        123         31                6.07           5.07            4.07
        124         31                6.08           5.08            4.08
        125         29                5.75           4.75            3.75
        126         31                6.09           5.09            4.09
        127         30                5.92           4.92            3.92
        128         31                6.10           5.09            4.10
        129         30                5.93           4.93            3.93
        130         31                6.11           5.11            4.11
        131         31                6.12           5.12            4.12
        132         30                5.94           4.94            3.94
        133         31                6.11           5.11            4.11
        134         30                5.95           4.95            3.95
        135         31                6.13           5.13            4.13
        136         31                6.13           5.13            4.13
        137         28                5.61           4.61            3.61
        138         31                6.15           5.15            4.14
        139         30                5.97           4.97            3.97
        140         31                6.15           5.15            4.15
        141         30                5.98           4.98            3.98
        142         31                6.15           5.15            4.15
        143         31                6.16           5.16            4.16
        144         30                5.99           4.99            3.99
        145         31                6.16           5.16            4.16
        146         30                6.00           4.99            3.99
        147         31                6.17           5.17            4.17
        148         31                6.17           5.17            4.17
        149         28                5.65           4.65            3.65
        150         31                6.18           5.18            4.18
        151         30                6.01           5.01            4.01
        152         31                6.19           5.19            4.19
        153         30                6.01           5.01            4.01
        154         31                6.19           5.19            4.19
        155         31                6.20           5.20            4.20
        156         30                6.02           5.02            4.02
        157         31                6.20           5.20            4.20
        158         30                6.02           5.02            4.02
        159         31                6.19           5.19            4.19
        160         31                6.21           5.21            4.21
        161         28                5.67           4.67            3.67
        162         31                6.19           5.19            4.19
        163         30                6.03           5.03            4.03
        164         31                6.21           5.21            4.21
        165         30                6.04           5.04            4.04
        166         31                6.22           5.22            4.22
        167         31                6.22           5.22            4.22
        168         30                6.04           5.04            4.04
        169         31                6.22           5.22            4.22
        170         30                6.04           5.04            4.04
        171         31                6.21           5.21            4.21
        172         31                6.22           5.22            4.22
        173         29                5.87           4.87            3.87
        174         31                6.22           5.22            4.22
        175         30                6.05           5.05            4.05
        176         31                6.23           5.23            4.23
        177         30                6.05           5.05            4.05
        178         31                6.23           5.23            4.23
        179         31                6.22           5.22            4.22
        180         30                6.05           5.05            4.05
        181         31                6.23           5.23            4.23
        182         30                6.05           5.05            4.05
        183         31                6.23           5.23            4.23
        184         31                6.23           5.23            4.23
        185         28                5.69           4.69            3.69
        186         31                6.23           5.23            4.23
        187         30                6.05           5.05            4.05
        188         31                6.22           5.22            4.22
        189         30                6.05           5.05            4.05
        190         31                6.23           5.23            4.23
        191         31                6.23           5.23            4.23
        192         30                6.05           5.05            4.05
        193         31                6.23           5.23            4.23
        194         30                6.05           5.05            4.05
        195         31                6.23           5.23            4.23
        196         31                6.22           5.22            4.22
        197         28                5.69           4.69            3.69
        198         31                6.23           5.23            4.23
        199         30                6.05           5.05            4.05
        200         31                6.23           5.22            4.22
        201         30                6.05           5.05            4.05
        202         31                6.23           5.23            4.23
        203         31                6.23           5.23            4.23
        204

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/ or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS CAPITAL

[LOGO] BARCLAYS CAPITAL

SABR 2005-FR5
             B1  ~   AFC @ 20%

   Period    Date          with CAP            without CAP
-----------------------------------------------------------------
     0            3-Nov-05                   0                 0
     1           25-Nov-05               21.25             21.25
     2           25-Dec-05               21.25             21.25
     3           25-Jan-06               21.25             21.25
     4           25-Feb-06               21.25             21.25
     5           25-Mar-06               21.25             21.25
     6           25-Apr-06               21.25             21.25
     7           25-May-06               21.25             21.25
     8           25-Jun-06               21.25             21.25
     9           25-Jul-06               21.25             21.25
     10          25-Aug-06               21.25             21.25
     11          25-Sep-06               21.25             21.25
     12          25-Oct-06               21.25             21.25
     13          25-Nov-06               21.25              5.94
     14          25-Dec-06               21.25              6.14
     15          25-Jan-07               10.00              5.94
     16          25-Feb-07               10.00              5.94
     17          25-Mar-07               10.00              6.58
     18          25-Apr-07               10.00              5.94
     19          25-May-07               10.00              6.14
     20          25-Jun-07               10.00              5.94
     21          25-Jul-07               10.00              6.15
     22          25-Aug-07               10.00              7.52
     23          25-Sep-07               10.00              7.52
     24          25-Oct-07               10.00              7.77
     25          25-Nov-07               10.00              7.52
     26          25-Dec-07               10.00              7.77
     27          25-Jan-08               10.00              7.52
     28          25-Feb-08               10.00              8.68
     29          25-Mar-08               10.00              9.28
     30          25-Apr-08               10.00              8.68
     31          25-May-08               10.00              8.97
     32          25-Jun-08               10.00              8.68
     33          25-Jul-08               10.00              8.98
     34          25-Aug-08               10.00              9.89
     35          25-Sep-08               10.00              9.89
     36          25-Oct-08               10.22             10.22
     37          25-Nov-08               10.00              9.89
     38          25-Dec-08               10.22             10.22
     39          25-Jan-09               10.00              9.89
     40          25-Feb-09               10.70             10.70
     41          25-Mar-09               11.84             11.84
     42          25-Apr-09               10.69             10.69
     43          25-May-09               11.05             11.05
     44          25-Jun-09               10.69             10.69
     45          25-Jul-09               11.05             11.05
     46          25-Aug-09               10.73             10.73
     47          25-Sep-09               10.73             10.73
     48          25-Oct-09               11.08             11.08
     49          25-Nov-09               10.72             10.72
     50          25-Dec-09               11.08             11.08
     51          25-Jan-10               10.72             10.72
     52          25-Feb-10               10.75             10.75
     53          25-Mar-10               11.90             11.90
     54          25-Apr-10               10.75             10.75
     55          25-May-10               11.10             11.10
     56          25-Jun-10               10.74             10.74
     57          25-Jul-10               11.10             11.10
     58          25-Aug-10               10.76             10.76
     59          25-Sep-10               10.76             10.76
     60          25-Oct-10               11.11             11.11
     61          25-Nov-10               10.76             10.76
     62          25-Dec-10               11.11             11.11
     63          25-Jan-11               10.75             10.75
     64          25-Feb-11               10.76             10.76
     65          25-Mar-11               11.92             11.92
     66          25-Apr-11               10.76             10.76
     67          25-May-11               11.12             11.12
     68          25-Jun-11               10.76             10.76
     69          25-Jul-11               11.12             11.12
     70          25-Aug-11               10.77             10.77
     71          25-Sep-11               10.77             10.77
     72          25-Oct-11               11.13             11.13
     73          25-Nov-11               10.77             10.77
     74          25-Dec-11               11.13             11.13
     75          25-Jan-12               10.77             10.77
     76          25-Feb-12               10.77             10.77
     77          25-Mar-12               11.52             11.52
     78          25-Apr-12               10.77             10.77
     79          25-May-12               11.13             11.13
     80          25-Jun-12               10.77             10.77
     81          25-Jul-12               11.13             11.13
     82          25-Aug-12               10.77             10.77
     83          25-Sep-12               10.77             10.77
     84          25-Oct-12               11.13             11.13
     85          25-Nov-12               10.77             10.77
     86          25-Dec-12               11.12             11.12
     87          25-Jan-13               10.76             10.76
     88          25-Feb-13               10.76             10.76
     89          25-Mar-13               11.92             11.92
     90          25-Apr-13               10.76             10.76
     91          25-May-13               11.12             11.12
     92          25-Jun-13               10.76             10.76
     93          25-Jul-13               11.12             11.12
     94          25-Aug-13               10.76             10.76
     95          25-Sep-13               10.76             10.76
     96          25-Oct-13               11.11             11.11
                                         10.75             10.75
                                         11.11             11.11
                                         10.75             10.75
                                         10.75             10.75
                                         11.90             11.90
                                         10.75             10.75
                                         11.11             11.11
                                         10.75             10.75
                                         11.11             11.11
                                         10.75             10.75
                                         10.75             10.75
                                         11.10             11.10
                                         10.74             10.74
                                         11.10             11.10
                                         10.74             10.74
                                         10.74             10.74
                                         11.89             11.89
                                         10.74             10.74
                                         11.10             11.10
                                         10.74             10.74
                                         11.10             11.10
                                         10.74             10.74
                                         10.74             10.74
                                         11.09             11.09
                                         10.74             10.74
                                         11.09             11.09
                                         10.73             10.73
                                         10.73             10.73
                                         11.47             11.47
                                         10.73             10.73
                                         11.09             11.09
                                         10.73             10.73
                                         11.09             11.09
                                         10.73             10.73
                                         10.73             10.73
                                         11.08             11.08
                                         10.73             10.73
                                         11.08             11.08
                                         10.73             10.73
                                                           10.72
                                                           11.87
                                                           10.72
                                                           11.08
                                                           10.72
                                                           11.08
                                                           10.72
                                                           10.72
                                                           11.08
                                                           10.72
                                                           11.08
                                                           10.72
                                                           10.72
                                                           11.86
                                                           10.72
                                                           11.07
                                                           10.71
                                                           11.07
                                                           10.71
                                                           10.71
                                                           11.07
                                                           10.71
                                                           11.07
                                                           10.71
                                                           10.71
                                                           11.86
                                                           10.71
                                                           11.07
                                                           10.71
                                                           11.07
                                                           10.71
                                                           10.71
                                                           11.06
                                                           10.71
                                                           11.06
                                                           10.71
                                                           10.71
                                                           11.44
                                                           10.70
                                                           11.06
                                                           10.70
                                                           11.06

           ** Fwd LIBORs used in stress runs for SABR-05FR5

Period    Date          LIBOR_1MO                     LIBOR_6MO
------------------------------------------------------------------------------------------
   0           3-Nov-05
   1          25-Nov-05                         4.000                         4.360
   2          25-Dec-05                         4.139                         4.465
   3          25-Jan-06                         4.343                         4.544
   4          25-Feb-06                         4.407                         4.597
   5          25-Mar-06                         4.478                         4.645
   6          25-Apr-06                         4.548                         4.677
   7          25-May-06                         4.602                         4.701
   8          25-Jun-06                         4.636                         4.717
   9          25-Jul-06                         4.652                         4.726
  10          25-Aug-06                         4.667                         4.739
  11          25-Sep-06                         4.680                         4.742
  12          25-Oct-06                         4.690                         4.741
  13          25-Nov-06                         4.697                         4.739
  14          25-Dec-06                         4.695                         4.735
  15          25-Jan-07                         4.724                         4.733
  16          25-Feb-07                         4.684                         4.725
  17          25-Mar-07                         4.678                         4.726
  18          25-Apr-07                         4.676                         4.729
  19          25-May-07                         4.676                         4.732
  20          25-Jun-07                         4.678                         4.737
  21          25-Jul-07                         4.682                         4.742
  22          25-Aug-07                         4.688                         4.749
  23          25-Sep-07                         4.692                         4.754
  24          25-Oct-07                         4.696                         4.760
  25          25-Nov-07                         4.702                         4.767
  26          25-Dec-07                         4.708                         4.773
  27          25-Jan-08                         4.717                         4.780
  28          25-Feb-08                         4.724                         4.787
  29          25-Mar-08                         4.729                         4.793
  30          25-Apr-08                         4.737                         4.800
  31          25-May-08                         4.743                         4.886
  32          25-Jun-08                         4.749                         4.919
  33          25-Jul-08                         4.756                         4.897
  34          25-Aug-08                         4.761                         4.930
  35          25-Sep-08                         4.766                         4.935
  36          25-Oct-08                         4.772                         4.859
  37          25-Nov-08                         4.936                         4.891
  38          25-Dec-08                         4.781                         4.869
  39          25-Jan-09                         4.941                         4.902
  40          25-Feb-09                         4.952                         4.881
  41          25-Mar-09                         4.476                         4.886
  42          25-Apr-09                         4.957                         4.973
  43          25-May-09                         4.807                         4.952
  44          25-Jun-09                         4.974                         4.986
  45          25-Jul-09                         4.819                         4.964
  46          25-Aug-09                         4.985                         4.998
  47          25-Sep-09                         4.982                         5.004
  48          25-Oct-09                         4.836                         4.927
  49          25-Nov-09                         5.003                         4.960
  50          25-Dec-09                         4.848                         4.938
  51          25-Jan-10                         5.016                         4.971
  52          25-Feb-10                         5.021                         4.949
  53          25-Mar-10                         4.539                         4.954
  54          25-Apr-10                         5.031                         5.042
  55          25-May-10                         4.874                         5.019
  56          25-Jun-10                         5.032                         5.052
  57          25-Jul-10                         4.884                         5.029
  58          25-Aug-10                         5.052                         5.061
  59          25-Sep-10                         5.051                         5.064
  60          25-Oct-10                         4.897                         4.986
  61          25-Nov-10                         5.065                         5.017
  62          25-Dec-10                         4.906                         4.993
  63          25-Jan-11                         5.073                         5.025
  64          25-Feb-11                         5.064                         5.000
  65          25-Mar-11                         4.588                         5.004
  66          25-Apr-11                         5.084                         5.090
  67          25-May-11                         4.923                         5.065
  68          25-Jun-11                         5.086                         5.096
  69          25-Jul-11                         4.929                         5.071
  70          25-Aug-11                         5.096                         5.101
  71          25-Sep-11                         5.099                         5.104
  72          25-Oct-11                         4.937                         5.051
  73          25-Nov-11                         5.095                         5.082
  74          25-Dec-11                         4.942                         5.058
  75          25-Jan-12                         5.110                         5.090
  76          25-Feb-12                         5.104                         5.067
  77          25-Mar-12                         4.787                         5.072
  78          25-Apr-12                         5.121                         5.133
  79          25-May-12                         4.961                         5.110
  80          25-Jun-12                         5.131                         5.145
  81          25-Jul-12                         4.970                         5.123
  82          25-Aug-12                         5.137                         5.157
  83          25-Sep-12                         5.149                         5.165
  84          25-Oct-12                         4.988                         5.085
  85          25-Nov-12                         5.162                         5.120
  86          25-Dec-12                         5.002                         5.099
  87          25-Jan-13                         5.162                         5.133
  88          25-Feb-13                         5.183                         5.111
  89          25-Mar-13                         4.685                         5.117
  90          25-Apr-13                         5.194                         5.208
  91          25-May-13                         5.033                         5.185
  92          25-Jun-13                         5.206                         5.220
  93          25-Jul-13                         5.043                         5.197
  94          25-Aug-13                         5.218                         5.230
  95          25-Sep-13                         5.223                         5.236
  96          25-Oct-13                         5.060                         5.155

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/ or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAY CAPITAL

                          SABR 2005-FR5 - RBOS Stress

Please solve for the breakeven CDRs and show cum loss using the following assumptions:
        - triggers fail
        - 12-month lag
        - Loss severity: 40%; 70%
        - Adv P+I

               FL
                40% Severity

                                               % of given PPC curve
                             50%                            75%                           100%                         125%

         Class     CDR       Cum Loss             CDR      Cum Loss             CDR      Cum Loss            CDR       Cum Loss   -
            M1   14.999       21.62%            16.403      18.50%             18.04      16.51%           19.916       15.17%



               FL
                70% Severity

                                                 % of given PPC curve
                             50%                            75%                           100%                         125%
         Class     CDR       Cum Loss             CDR      Cum Loss             CDR      Cum Loss            CDR       Cum Loss   -
            M1    7.817       25.75%             8.518      20.91%             9.356      18.01%           10.331       16.15%


               FL+200
                40% Severity

                                                % of given PPC curve
                             50%                            75%                           100%                         125%
         Class     CDR       Cum Loss             CDR      Cum Loss             CDR      Cum Loss            CDR       Cum Loss   -
            M1   12.941       20.05%            14.494      17.18%            16.368      15.49%            18.56       14.44%


               FL+200
                70% Severity

                                                   % of given PPC curve
                             50%                            75%                             100%                       125%
         Class     CDR       Cum Loss             CDR      Cum Loss               CDR      Cum Loss          CDR       Cum Loss   -
            M1    6.751       23.37%             7.512      19.07%               8.45       16.64%          9.568       15.18%


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records

1. ZIPS


                                                                      Weighted
                                           Weighted      Weighted     Average
                 Total         Percent      Average      Average        CLTV
ZIPS            Balance        Balance       FICO          CLTV      (Incl. SS)
----            -------        -------     --------      --------    ----------
44306               82,366.16       0.58           638        95.00        95.00
44312              110,296.69       0.78           531        85.00        85.00
14210               79,360.35       0.56           599       100.00       100.00
14214               87,011.26       0.61           622        83.98       100.00
14225               76,293.61       0.54           604        80.00       100.00
28205              150,185.69       1.06           550        83.31        86.28
28208              126,571.18       0.89           580        91.00       100.00
28213              101,953.28       0.72           578        90.00        90.00
28214              131,972.99       0.93           584        84.00       100.00
28216              943,884.88       6.66           603        86.31        98.98
28227               75,999.71       0.54           601        80.00       100.00
28269              736,640.53       5.20           579        87.72        97.70
28277              251,365.46       1.77           611        77.68        86.46
45217              104,742.22       0.74           634        83.99       100.00
45236               79,075.59       0.56           576        90.00        90.00
45244              161,600.98       1.14           551        85.28        90.00
45251               71,615.96       0.51           531        70.00        70.00
44118              164,352.51       1.16           567        90.00        95.00
44125              101,799.48       0.72           636       100.00       100.00
44129              107,000.00       0.76           628        76.98        76.98
44132              140,963.65       1.00           659        84.00       100.00
44142              142,669.74       1.01           618        80.09        95.33
44147               79,847.45       0.56           635        51.61        51.61
29210              120,333.55       0.85           556        90.26        95.00
29229              638,512.40       4.51           654        82.08       100.00
43204              209,846.71       1.48           608        83.99       100.00
43206              103,248.95       0.73           578        90.00        90.00
43221              204,677.28       1.44           685        90.00        95.00
43224              102,145.80       0.72           600        90.25        95.00
43227              172,583.52       1.22           636        76.76        87.21
43229              122,690.57       0.87           679        83.99       100.00
43235              164,621.10       1.16           679        84.00       100.00
43240              215,688.28       1.52           583        84.00       100.00
48203              262,115.27       1.85           630        90.97        97.41
48205              115,867.42       0.82           578        73.28        84.31
48206              146,855.82       1.04           573        74.50        84.02
48208               66,418.27       0.47           527        70.00        95.00
48210              134,594.25       0.95           686        84.22        94.60
48212              291,401.98       2.06           628        84.99        93.31
48215               83,817.34       0.59           732        80.00       100.00
48221              239,000.92       1.69           593        82.13       100.00
48223               89,093.21       0.63           541        85.00        85.00
48224              276,592.31       1.95           606        90.00        93.73
48225              123,049.61       0.87           615        90.00        90.00
48226               79,029.50       0.56           743        80.00        94.39
48227              202,189.77       1.43           598        85.34        96.44
48228              227,743.05       1.61           616        86.50        93.50
48234              247,649.69       1.75           557        78.78        85.01
48235              174,489.49       1.23           572        90.14        97.29
48237              431,210.19       3.04           612        84.84        96.78
48238              328,267.78       2.32           574        80.70        88.46
48239              113,446.77       0.80           660        80.00       100.00
48240              105,986.69       0.75           601        85.00        85.00
48503              117,822.90       0.83           642        95.05        95.05
48504               71,903.44       0.51           583        80.00       100.00
48505               51,222.89       0.36           581        90.00       100.00
48506              117,621.54       0.83           717        87.41        95.19
48507              164,565.27       1.16           556        90.26        95.00
46404              240,000.00       1.69           729        84.21        84.21
27858              161,453.37       1.14           634        90.00        90.00
29611               83,176.74       0.59           561        90.25        95.00
29615              175,595.42       1.24           561        80.00        80.00
45011              103,121.05       0.73           580        90.00        90.00
45013               80,338.19       0.57           700        80.00       100.00
28602               51,921.84       0.37           610        80.00        80.00
46202              165,410.69       1.17           603        65.00        65.00
46205              111,728.47       0.79           793       100.00       100.00
46208              113,477.46       0.80           551        90.00        90.00
46214               57,070.71       0.40           546        80.00        80.00
46218               64,695.20       0.46           511        80.00        95.00
46224               50,424.07       0.36           571        72.14        72.14
46227              101,381.29       0.72           620        80.00       100.00
46231              133,546.93       0.94           725        80.00       100.00
46254               55,883.02       0.39           722        80.00       100.00
46268              139,257.46       0.98           556        90.00       100.00
38109               52,935.55       0.37           662       100.00       100.00
38117              159,716.52       1.13           631        84.00       100.00
38125              155,948.08       1.10           586        84.00       100.00
29579              161,514.95       1.14           650        85.28        90.00
61101               51,203.15       0.36           782        90.00        90.00
61103              120,278.02       0.85           668        90.00        95.14
61107              180,863.18       1.28           578        85.81        88.71
61114              314,313.63       2.22           636        90.00        95.00
27804               73,472.02       0.52           625        80.00       100.00
18510               86,682.69       0.61           646        90.00        90.00
50702               80,554.03       0.57           606       100.00       100.00
44055              164,651.94       1.16           604        91.92        91.92
45042              112,167.45       0.79           665        90.00        90.00
45406               60,987.68       0.43           642        90.00       100.00
45426               79,029.20       0.56           620        90.00        90.00
Total:          14,166,672.90     100.00           614        85.08        93.77

Top

2. San Bernardino / Riverside Percents in California


                                                                       Weighted
                                                Weighted    Weighted   Average
San Bernardino        Total         Percent      Average    Average      CLTV
Riverside            Balance        Balance       FICO        CLTV    (Incl. SS)
--------------       -------        -------     --------    --------  ----------
San Bernardino        2,637,434.82       0.81        639      84.08      94.33
Riverside             4,009,142.08       1.23        627      85.33      96.22
Other               320,266,017.80      97.97        634      81.38      89.71
Total:              326,912,594.70     100.00        634      81.45      89.83


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/ or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS CAPITAL


SABR 2005-FR5


Aladdin Runs 1
to Maturty
12 Mon Lag              Triggers Failing
First $ Prin Wrietdown
100PPC



           40 % Severity                                            50% Severity
------------------------------------------------------------------------------------------------------------------------------------
            LBOR FLAT                                                    LBOR FLAT
------------------------------------------------------------------------------------------------------------------------------------
               CDR                 Cum Loss                 WAL             CDR                    Cum Loss                 WAL
------------------------------------------------------------------------------------------------------------------------------------
M1            18.845                16.972%                7.50           14.422                    17.731%                8.25
M2            13.243                13.353%                9.59           10.387                    13.942%                10.26
M3            12.233                12.607%                13.52           9.638                    13.161%                14.40

           60% Severity
------------------------------------------------------------------------
                LBOR FLAT
------------------------------------------------------------------------
                   CDR                    Cum Loss                 WAL
------------------------------------------------------------------------
M1                11.68                    18.276%                8.79
M2                8.545                    14.365%                10.74
M3                7.951                    13.558%                15.03


           40 % Severity                                            50% Severity
------------------------------------------------------------------------------------------------------------------------------------
            Fwd Libor                                                    Fwd Libor
------------------------------------------------------------------------------------------------------------------------------------
               CDR                 Cum Loss                 WAL             CDR                    Cum Loss                 WAL
------------------------------------------------------------------------------------------------------------------------------------
M1            18.039                16.505%                7.63           13.776                    17.175%                8.38
M2            12.480                12.798%                9.77            9.772                    13.310%                10.43
M3            11.481                12.035%               13.79            9.031                    12.515%                14.65

           60% Severity
------------------------------------------------------------------------
                Fwd Libor
------------------------------------------------------------------------
                   CDR                    Cum Loss                 WAL
------------------------------------------------------------------------
M1               11.143                    17.654%                8.91
M2                8.032                    13.678%                10.89
M3                7.442                    12.856%                15.26

           40 % Severity                                            50% Severity
------------------------------------------------------------------------------------------------------------------------------------
                         Fwd Libor + 200                              Fwd Libor + 200
------------------------------------------------------------------------------------------------------------------------------------
               CDR                 Cum Loss                 WAL             CDR                    Cum Loss                 WAL
------------------------------------------------------------------------------------------------------------------------------------
M1            16.367                15.488%                7.93           12.468                    16.002%                8.66
M2            10.961                11.637%                10.16           8.570                    12.021%                10.78
M3            9.990                 10.843%                14.35           7.846                    11.199%                15.15

           60% Severity
------------------------------------------------------------------------
             Fwd Libor + 200
------------------------------------------------------------------------
                   CDR                    Cum Loss                 WAL
------------------------------------------------------------------------
M1               10.072                    16.367%                9.16
M2                7.036                    12.293%                11.21
M3                6.461                    11.451%                15.71

Aladdin Runs 2
to Maturty
12 Mon Lag              Triggers Failing
First $ Prin Wrietdown
50PPC

           40 % Severity                                            50% Severity
------------------------------------------------------------------------------------------------------------------------------------
            LBOR FLAT                                                    LBOR FLAT
------------------------------------------------------------------------------------------------------------------------------------
               CDR                 Cum Loss                 WAL             CDR                    Cum Loss                 WAL
------------------------------------------------------------------------------------------------------------------------------------
M1            16.055                22.336%                11.68          12.310                    24.289%                13.28
M2            12.43                 19.536%                14.85           9.784                    21.215%                16.34
M3            11.771                18.945%                20.43           9.308                    20.565%                22.10


           40 % Severity           60% Severity
------------------------------------------------------------------------------------------------
            LBOR FLAT                   LBOR FLAT
------------------------------------------------------------------------------------------------
               CDR                         CDR                    Cum Loss                 WAL
------------------------------------------------------------------------------------------------
M1            16.055                      9.985                    25.779%                14.47
M2            12.43                       8.068                    22.494%                17.43
M3            11.771                      7.698                    21.797%                23.23

                                            50% Severity
------------------------------------------------------------------------------------------------------------
                                                 Fwd Libor
------------------------------------------------------------------------------------------------------------
           Cum Loss                 WAL             CDR                    Cum Loss                 WAL
------------------------------------------------------------------------------------------------------------
M1          21.615%                12.12          11.477                    23.376%                13.73
M2          18.693%                15.42           9.013                    20.188%                16.88
M3          18.075%                21.16           8.549                    19.513%                22.75


           60% Severity
------------------------------------------------------------------------
                Fwd Libor
------------------------------------------------------------------------
                   CDR                    Cum Loss                 WAL
------------------------------------------------------------------------
M1                9.298                    24.707%                14.91
M2                7.425                    21.315%                17.94
M3                7.064                    20.596%                23.81

           40 % Severity                                          50% Severity
----------------------------------------------------------------------------------------------------------------------------------
                               Fwd Libor + 200                        Fwd Libor + 200
----------------------------------------------------------------------------------------------------------------------------------
               CDR                 Cum Loss                 WAL             CDR                    Cum Loss                 WAL
----------------------------------------------------------------------------------------------------------------------------------
M1            12.941                20.052%                13.09           9.906                    21.484%                14.66
M2            9.664                 16.928%                16.59           7.598                    18.113%                17.96
M3            9.068                 16.268%                22.54           7.163                    17.399%                23.91


           60% Severity
--------------------------------------------------------------------------
               Fwd Libor + 200
--------------------------------------------------------------------------
                     CDR                    Cum Loss                 WAL
--------------------------------------------------------------------------
M1                  8.028                    22.550%                15.79
M2                  6.261                    18.992%                18.93
M3                  5.919                    18.234%                24.79

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS CAPITAL


1. CLTV/FICO Matrix

                                           LTV
--------------------------------------------------------------------------------------------------------------------------
                                        60 and below     61-65          66-70              71-75               76-80
--------------------------------------------------------------------------------------------------------------------------
                  0 -     19
                500 -    519                   0.32%          0.05%              0.00%               0.04%      0.22%
                520 -    539                   0.05%          0.00%              0.05%               0.18%      0.58%
                540 -    559                   0.10%          0.26%              0.59%               0.54%      0.47%
                560 -    579                   0.19%          0.49%              0.29%               0.26%      0.55%
FIXED           580 -    599                   0.57%          0.73%              0.16%               0.31%      2.40%
                600 -    619                   0.49%          0.43%              0.17%               0.57%      3.54%
FICO            620 -    639                   1.10%          0.36%              0.89%               1.10%      3.23%
                640 -    659                   0.37%          0.11%              0.60%               0.82%      4.85%
                660 -    679                   0.22%          0.27%              0.00%               0.16%      3.25%
                680 -    699                   0.20%          0.11%              0.00%               0.10%      2.20%
                700 -    719                   0.00%          0.13%              0.00%               0.00%      0.60%
                720 -    739                   0.05%          0.00%              0.15%               0.00%      0.86%
                740 -    759                   0.05%          0.00%              0.00%               0.00%      0.31%
                760 -    779                   0.00%          0.00%              0.00%               0.00%      0.68%
                780 -    799                   0.00%          0.00%              0.00%               0.24%      0.23%
       800 >=                                   0.0%           0.0%               0.0%                0.0%       0.1%

       Total                                   3.72%          2.94%              2.89%               4.31%     24.07%
                  0 -     19
                500 -    519                   0.29%          0.32%              0.41%               0.63%      1.64%
                520 -    539                   0.38%          0.22%              0.46%               0.60%      1.30%
                540 -    559                   0.38%          0.13%              0.54%               0.66%      1.45%
                560 -    579                   0.40%          0.20%              0.33%               0.34%      1.35%
                580 -    599                   0.32%          0.11%              0.46%               0.54%      4.57%
ARM             600 -    619                   0.19%          0.26%              0.41%               0.60%      4.16%
                620 -    639                   0.22%          0.17%              0.24%               0.58%      8.99%
FICO            640 -    659                   0.18%          0.11%              0.21%               0.35%      7.87%
                660 -    679                   0.09%          0.05%              0.04%               0.28%      8.33%
                680 -    699                   0.06%          0.20%              0.06%               0.16%      5.23%
                700 -    719                   0.00%          0.03%              0.00%               0.22%      3.39%
                720 -    739                   0.01%          0.00%              0.00%               0.00%      1.95%
                740 -    759                   0.01%          0.04%              0.00%               0.05%      1.34%
                760 -    779                   0.04%          0.06%              0.01%               0.00%      0.68%
                780 -    799                   0.00%          0.00%              0.00%               0.00%      0.40%
                800 -    819                   0.00%          0.03%              0.00%               0.00%      0.05%

       Total                                   2.58%          1.92%              3.16%               4.99%     52.70%


----------------------------------------------------------------------------------------------------------
                                           81-85          86-90     91-95           96-100          Total
----------------------------------------------------------------------------------------------------------
                  0 -     19                                                                         0.00%
                500 -    519                    0.00%     0.00%           0.00%           0.00%      0.64%
                520 -    539                    0.40%     0.00%           0.00%           0.00%      1.26%
                540 -    559                    0.22%     0.49%           0.22%           0.10%      2.98%
                560 -    579                    0.59%     0.96%           0.49%           0.09%      3.92%
FIXED           580 -    599                    0.75%     0.61%           0.40%           3.54%      9.47%
                600 -    619                    0.67%     2.54%           0.14%           3.72%     12.27%
FICO            620 -    639                    1.67%     0.97%           0.59%           7.16%     17.06%
                640 -    659                    1.61%     2.64%           0.25%           6.12%     17.37%
                660 -    679                    0.63%     2.22%           0.31%           7.19%     14.24%
                680 -    699                    1.42%     1.21%           0.35%           2.96%      8.55%
                700 -    719                    0.61%     1.11%           0.42%           1.59%      4.47%
                720 -    739                    0.54%     0.31%           0.02%           1.05%      2.97%
                740 -    759                    0.00%     0.18%           0.07%           1.18%      1.79%
                760 -    779                    0.15%     0.52%           0.04%           0.33%      1.72%
                780 -    799                    0.00%     0.29%           0.00%           0.14%      0.90%
       800 >=                                    0.0%      0.2%            0.0%            0.0%      0.39%
                                                                                                     0.00%
       Total                                    9.26%    14.30%           3.30%          35.19%    100.00%
                  0 -     19                                                                         0.00%
                500 -    519                    0.16%     0.00%           0.00%           0.00%      3.45%
                520 -    539                    1.29%     0.09%           0.00%           0.00%      4.34%
                540 -    559                    1.29%     1.99%           0.03%           0.00%      6.47%
                560 -    579                    1.17%     3.08%           0.02%           0.00%      6.88%
                580 -    599                    1.94%     2.21%           0.53%           0.03%     10.71%
ARM             600 -    619                    1.70%     3.47%           0.25%           0.41%     11.43%
                620 -    639                    1.14%     2.95%           0.16%           0.36%     14.80%
FICO            640 -    659                    0.90%     2.11%           0.32%           0.40%     12.45%
                660 -    679                    0.60%     1.03%           0.42%           0.35%     11.18%
                680 -    699                    0.38%     0.83%           0.07%           0.29%      7.28%
                700 -    719                    0.12%     0.62%           0.16%           0.23%      4.75%
                720 -    739                    0.12%     0.40%           0.08%           0.14%      2.70%
                740 -    759                    0.12%     0.23%           0.08%           0.07%      1.95%
                760 -    779                    0.00%     0.16%           0.02%           0.04%      1.01%
                780 -    799                    0.00%     0.06%           0.00%           0.02%      0.49%
                800 -    819                    0.00%     0.03%           0.00%           0.00%      0.11%
                                                                                                     0.00%
       Total                                   10.93%    19.26%           2.14%           2.33%    100.00%


2. Effective CLTV/FICO Matrix

                                           LTV
------------------------------------------------------------------------------------------------------------------------
                                       60 and below        61-65          66-70              71-75           76-80
------------------------------------------------------------------------------------------------------------------------
                  0 -     19
                500 -    519                   0.47%          0.05%              0.00%               0.04%      0.07%
                520 -    539                   0.75%          0.06%              0.05%               0.00%      0.00%
                540 -    559                   1.20%          0.81%              0.35%               0.00%      0.03%
                560 -    579                   1.04%          1.63%              0.00%               0.26%      0.11%
FIXED           580 -    599                   4.07%          1.15%              0.00%               0.16%      0.10%
                600 -    619                   4.22%          3.42%              0.00%               0.19%      0.44%
FICO            620 -    639                   7.13%          1.90%              0.00%               0.03%      0.13%
                640 -    659                   6.53%          3.58%              0.32%               0.00%      0.04%
                660 -    679                   3.85%          1.99%              0.00%               0.00%      0.31%
                680 -    699                   3.93%          0.91%              0.00%               0.00%      0.46%
                700 -    719                   0.82%          1.45%              0.00%               0.00%      0.00%
                720 -    739                   1.43%          0.24%              0.00%               0.00%      0.00%
                740 -    759                   0.36%          0.11%              0.00%               0.00%      0.00%
                760 -    779                   0.58%          0.51%              0.00%               0.00%      0.00%
                780 -    799                   0.47%          0.29%              0.00%               0.00%      0.00%
       800 >=                                  0.11%          0.00%              0.00%               0.00%      0.00%

       Total                                  36.95%         18.11%              0.71%               0.68%      1.70%
                  0 -     19
                500 -    519                   1.53%          0.57%              0.33%               0.30%      0.57%
                520 -    539                   1.54%          0.36%              0.19%               0.39%      0.48%
                540 -    559                   2.29%          2.13%              0.30%               0.24%      0.54%
                560 -    579                   2.56%          2.95%              0.06%               0.13%      0.43%
                580 -    599                   5.23%          2.54%              0.24%               0.11%      1.27%
ARM             600 -    619                   4.28%          2.87%              0.19%               0.16%      1.49%
                620 -    639                   8.68%          2.93%              0.02%               0.20%      1.64%
FICO            640 -    659                   8.00%          2.05%              0.07%               0.25%      0.88%
                660 -    679                   7.64%          1.53%              0.03%               0.11%      1.23%
                680 -    699                   5.06%          1.14%              0.02%               0.06%      0.56%
                700 -    719                   2.86%          0.72%              0.00%               0.16%      0.64%
                720 -    739                   1.84%          0.37%              0.00%               0.00%      0.18%
                740 -    759                   1.21%          0.26%              0.00%               0.00%      0.30%
                760 -    779                   0.68%          0.17%              0.00%               0.00%      0.07%
                780 -    799                   0.29%          0.10%              0.00%               0.00%      0.08%
                800 -    819                   0.08%          0.02%              0.00%               0.00%      0.00%

       Total                                  53.76%         20.72%              1.45%               2.11%     10.38%


--------------------------------------------------------------------------------------------------------
                                       81-85         86-90       91-95           96-100          Total
--------------------------------------------------------------------------------------------------------
                  0 -     19                                                                       0.00%
                500 -    519                  0.00%     0.00%           0.00%           0.00%      0.64%
                520 -    539                  0.40%     0.00%           0.00%           0.00%      1.26%
                540 -    559                  0.22%     0.05%           0.22%           0.10%      2.98%
                560 -    579                  0.21%     0.10%           0.49%           0.09%      3.92%
FIXED           580 -    599                  0.02%     0.03%           0.40%           3.54%      9.47%
                600 -    619                  0.05%     0.09%           0.14%           3.72%     12.27%
FICO            620 -    639                  0.00%     0.12%           0.59%           7.16%     17.06%
                640 -    659                  0.00%     0.52%           0.25%           6.12%     17.37%
                660 -    679                  0.00%     0.71%           0.19%           7.19%     14.24%
                680 -    699                  0.00%     0.07%           0.21%           2.96%      8.55%
                700 -    719                  0.01%     0.42%           0.18%           1.59%      4.47%
                720 -    739                  0.00%     0.24%           0.02%           1.05%      2.97%
                740 -    759                  0.00%     0.07%           0.07%           1.18%      1.79%
                760 -    779                  0.00%     0.25%           0.04%           0.33%      1.72%
                780 -    799                  0.00%     0.00%           0.00%           0.14%      0.90%
       800 >=                                 0.00%     0.25%           0.00%           0.03%      0.39%
                                                                                                   0.00%
       Total                                  0.90%     2.94%           2.80%          35.19%    100.00%
                  0 -     19                                                                       0.00%
                500 -    519                  0.16%     0.00%           0.00%           0.00%      3.45%
                520 -    539                  1.29%     0.09%           0.00%           0.00%      4.34%
                540 -    559                  0.66%     0.30%           0.00%           0.00%      6.47%
                560 -    579                  0.34%     0.39%           0.00%           0.00%      6.88%
                580 -    599                  0.56%     0.70%           0.04%           0.03%     10.71%
ARM             600 -    619                  0.78%     1.07%           0.18%           0.41%     11.43%
                620 -    639                  0.20%     0.63%           0.14%           0.36%     14.80%
FICO            640 -    659                  0.19%     0.50%           0.10%           0.40%     12.45%
                660 -    679                  0.07%     0.13%           0.09%           0.35%     11.18%
                680 -    699                  0.08%     0.06%           0.02%           0.29%      7.28%
                700 -    719                  0.05%     0.09%           0.00%           0.23%      4.75%
                720 -    739                  0.00%     0.16%           0.00%           0.14%      2.70%
                740 -    759                  0.01%     0.09%           0.00%           0.07%      1.95%
                760 -    779                  0.00%     0.06%           0.00%           0.04%      1.01%
                780 -    799                  0.00%     0.00%           0.00%           0.02%      0.49%
                800 -    819                  0.00%     0.02%           0.00%           0.00%      0.11%
                                                                                                   0.00%
       Total                                  4.38%     4.28%           0.59%           2.33%    100.00%

3. FICO/Geography

                           FICO
-----------------------------------------------------------------------------------------------------
                                   <500               500-519    520-539   540-559      560-579
-----------------------------------------------------------------------------------------------------
California-Southern            633               0.00       2.14      3.56         5.48          5.79
New York                       643               0.00       3.17      1.36         3.84          6.62
California-Northern            634               0.00       1.86      3.70         6.23          1.95
Florida                        624               0.00       3.59      6.46         4.51          6.40
New Jersey                     629               0.00       3.61      3.53         6.31          5.79
Maryland                       618               0.00       5.18      4.62         8.16          6.69
Illinois                       628               0.00       2.42      4.85         7.95          7.95
Virginia                       622               0.00       6.34      9.90         4.55          7.35
Massachusetts                  632               0.00       3.52      2.85         7.25          4.22
Georgia                        620               0.00       3.31      2.48         9.46          5.76
Arizona                        623               0.00       1.73      6.14         8.23          8.06
Hawaii                         661               0.00       0.51      0.98         1.39          6.22
Nevada                         632               0.00       0.70      1.85         5.18          3.27
Minnesota                      626               0.00       1.56      2.70         7.24          8.06
Connecticut                    631               0.00       1.18      4.73         1.09         10.11
Michigan                       614               0.00       4.19      1.82         8.38         10.06
Washington                     623               0.00       3.59      6.23         4.78         10.40
Pennsylvania                   608               0.00      10.11      3.64         9.10         10.48
Texas                          616               0.00       2.94      0.64        15.72         12.95
Colorado                       631               0.00       0.00      4.89         1.38          7.35
North Carolina                 590               0.00       3.99      6.81        14.75         20.26
Ohio                           621               0.00       1.21      5.27         5.56          4.85
District of Columbia           625               0.00      13.20      0.00         1.94          5.76
Wisconsin                      617               0.00       1.64      3.61        10.26          8.45
New Hampshire                  637               0.00       3.44      1.97         3.44         11.75
South Carolina                 617               0.00      10.22      3.73         5.72          6.70
Tennessee                      597               0.00       0.00      1.24        21.52         20.98
Oregon                         653               0.00       0.00      0.00         8.33          6.63
Missouri                       613               0.00       8.96      3.77         8.69          4.33
Indiana                        621               0.00       1.67      2.24        11.85         18.38
Rhode Island                   645               0.00       0.00     13.46         6.83          0.00
Utah                           643               0.00       0.00      5.65         8.30          4.31
Delaware                       605               0.00       3.19      6.20         3.94         33.24
Idaho                          610               0.00       0.00      4.56         0.00         30.09
Kansas                         631               0.00       0.00      0.00         4.92          4.44
Arkansas                       643               0.00       0.00      0.00         0.00          0.00
Maine                          627               0.00       0.00      0.00         0.00         21.89
New Mexico                     649               0.00       0.00      0.00         6.54          9.67
Kentucky                       619               0.00       0.00      0.00         0.00          0.00
West Virginia                  611               0.00       7.71      8.18         0.00         10.41
Iowa                           639               0.00       0.00      0.00         0.00         18.40
Oklahoma                       609               0.00       8.72      0.00        12.69         15.56
Alaska                         585               0.00       0.00      0.00        77.99          0.00
Vermont                        652               0.00       0.00      0.00         0.00          0.00
Nebraska                       560               0.00       0.00      0.00         0.00        100.00
Wyoming                        620               0.00       0.00      0.00         0.00          0.00
Total:                         630               0.00       3.04      3.89         5.97          6.45

4. Strats for Investor Propeties

5. Strats for 2nd Liens

6. Strats for Stated Doc

7. Strats for Loans with no MI

8. Pool Breakdown by Credit Grade

9. CDR analysis using 40% loss severity and another scenario with 40% loss severity / 20% CPR

10. Excess Spread table in Excel /PDF

11. ARMs - Start Rates with corresponding margins

12. Does OC step down?

13. Why do you use constant CPR for ARMS?

14.

                                 % of pool     average LTV    CLTV above 80%      CLTV above 90%   % full doc   % owner occ
                                 ---------------------------------------------------------------------------------------------
A       FICO below 600             29.89          80.15            43.87               4.07           73.85        94.28
        FICO below 580             19.36          79.04            42.97               0.90           72.39        95.14
        FICO below 560             12.91          77.46            33.79               0.58           68.49        94.76

                                 ave wac    % below 100k    % above 500k      % IO    ave DTI   DTI > 45%
                                 ------------------------------------------------------------------------
A       FICO below 600            7.821         7.30            11.23        12.21     42.90      50.94
        FICO below 580            8.034         6.61            12.11         0.45     43.10      50.73
        FICO below 560            8.149         6.34            10.96         0.00     43.38      54.52


                                 % of pool     average LTV       FICO <600        FICO < 575     % full doc   % owner occ   ave wac
                                 ---------------------------------------------------------------------------------------------------
B       LTV above 85%              27.91          92.73            28.00            15.00           75.23        87.29       7.993
        LTV above 90%              9.37           98.68            13.00             2.00           61.16        99.24       9.091
        LTV above 95%              7.06           99.94             8.00             0.00           59.76        99.34       9.424


                                 % below 100k   % above 500k      % IO        ave DTI        DTI > 45%  CLTV above 80%   CLTV > 90%
                                 ---------------------------------------------------------------------------------------------------
B      LTV above 85%               17.82          12.75           10.71         42.62          50.15        100.00         33.57
       LTV above 90%               42.62           7.30            8.36         42.25          49.82        100.00         100.00
       LTV above 95%               51.09           4.27            6.52         41.94          47.45        100.00         100.00


                                 % of pool     average LTV       FICO <600          FICO < 575     % full doc   % owner occ
                                 ---------------------------------------------------------------------------------------------
B       LTV above 85%              27.91          92.73            28.00              15.00           75.23        87.29
        LTV above 90%              9.37           98.68            13.00               2.00           61.16        99.24
        LTV above 95%              7.06           99.94            8.00                0.00           59.76        99.34


                                 % of pool     average LTV       FICO <600        FICO < 575     % full doc   % owner occ   ave wac
                                 ---------------------------------------------------------------------------------------------------
C         DTI > 40%                68.93          82.37            30.00            18.00           59.26        93.19       7.288
          DTI > 45%                48.79          82.42            31.00            19.00           60.86        92.71       7.283
          DTI > 50%                11.97          80.22            51.00            38.00           65.97        85.20       7.426

                                 % below 100k    % above 500k      % IO    ave DTI   DTI > 45%    CLTV above 80%     CLTV > 90%
                                 ----------------------------------------------------------------------------------------------
C         DTI > 40%                  6.61            16.79        23.98     47.24      70.78           39.14            9.64
          DTI > 45%                  6.33            17.51        23.04     49.10     100.00           40.01            9.57
          DTI > 50%                  4.92            16.46         0.39     52.81     100.00           46.47            2.04


                                 % of pool     average LTV       FICO <600        FICO < 575     % full doc   % owner occ   ave wac
                                 ---------------------------------------------------------------------------------------------------
D      Loans below 100k            7.34           90.17            30.00            16.00           71.21        89.21       9.204
           IO Loans                23.44          81.41            16.00             0.00           81.24        99.89       6.496

                                 % below 100k    % above 500k      % IO    ave DTI   DTI > 45%  LTV > 80%            CLTV > 90%
                                 ----------------------------------------------------------------------------------------------
D      Loans below 100k             100.00           0.00          2.23     40.90      42.02           72.79            54.38
           IO Loans                  0.70            24.56        100.00    42.19      47.95           20.14            3.34


Securitized Asset Backed Receivables LLC Trust 2005-FR5
2nd Lien


1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 1,241
Aggregate Principal Balance ($): 63,866,485
Weighted Average Current Mortgage Rate (%): 10.050
Non-Zero Weighted Average Margin (%): 0.000
Non-Zero Weighted Average Maximum Rate (%): 0.000
Non-Zero Weighted Average Months to Roll: 0
Weighted Average Stated Original Term (months): 343
Weighted Average Stated Remaining Term (months): 340
Weighted Average Combined Original LTV (%): 99.32
% First Liens: 0.00
% Owner Occupied: 99.41
% Purchase: 79.83
% Full Documentation: 63.72
Non-Zero Weighted Average FICO Score: 651




2. Product Types

                                                           % of Mortgage     Weighted   Weighted
                                                           Loan Pool by      Average     Average      Weighted       Weighted
                         Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Product                   Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Types                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
Fixed - 5 Year                   15             116,471                0.18     12.034          57          94.13          94.13
Fixed - 10 Year                 151           1,488,153                2.33     11.891         117          95.32          95.32
Fixed - 15 Year                 100           2,146,865                3.36     11.140         177          96.80          96.80
Fixed - 20 Year                  89           2,365,554                3.70     10.300         237          99.59          99.59
Fixed - 30 Year                 886          57,749,443               90.42      9.948         357          99.52          99.52
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32




                         Weighted   Weighted
Product                   Average    Average
Types                       FICO       DTI
---------------           --------   --------
Fixed - 5 Year                 577      43.39
Fixed - 10 Year                588      40.75
Fixed - 15 Year                627      40.43
Fixed - 20 Year                632      41.22
Fixed - 30 Year                654      42.70
Total:                         651      42.52




3. Range of Gross Interest Rates (%)

                                                           % of Mortgage     Weighted    Weighted
Range of                                                    Loan Pool by      Average     Average      Weighted       Weighted
Gross                     Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Interest                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Rates (%)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
7.000% - 7.999%                   4             264,888                0.41      7.990         346          99.24          99.24
8.000% - 8.999%                 122           6,883,643               10.78      8.823         353          99.54          99.54
9.000% - 9.999%                 400          27,017,028               42.30      9.541         352          99.61          99.61
10.000% - 10.999%               365          19,817,960               31.03     10.506         341          99.43          99.43
11.000% - 11.999%               222           8,322,465               13.03     11.270         322          98.87          98.87
12.000% - 12.999%               118           1,451,891                2.27     12.284         157          94.91          94.91
13.000% - 13.999%                10             108,610                0.17     13.313         139          90.70          90.70
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32


Range of
Gross                       Weighted   Weighted
Interest                    Average    Average
Rates (%)                     FICO       DTI
---------------             --------   --------
7.000% - 7.999%                  668      44.76
8.000% - 8.999%                  687      41.37
9.000% - 9.999%                  673      42.96
10.000% - 10.999%                629      42.62
11.000% - 11.999%                608      42.32
12.000% - 12.999%                601      39.23
13.000% - 13.999%                618      43.75
Total:                           651      42.52

Minimum: 7.990%
Maximum: 13.750%
Weighted Average: 10.050%



4. Range of Cut-off Date Principal Balances ($)

                                                           % of Mortgage     Weighted    Weighted
Range of                                                    Loan Pool by      Average     Average      Weighted       Weighted
Cut-off                   Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Date Principal            Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Balances ($)                Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
$1 - $25,000                    323           4,484,717                7.02     11.211         183          96.97          96.97
$25,001 - $50,000               412          14,933,318               23.38     10.012         347          99.61          99.61
$50,001 - $75,000               235          14,422,163               22.58      9.955         354          99.40          99.40
$75,001 - $100,000              124          10,690,706               16.74      9.999         353          99.48          99.48
$100,001 - $125,000              72           8,013,493               12.55      9.925         355          99.71          99.71
$125,001 - $150,000              43           5,821,207                9.11      9.917         352          99.62          99.62
$150,001 - $175,000              17           2,748,539                4.30     10.013         357          99.50          99.50
$175,001 - $200,000              15           2,752,344                4.31      9.758         357          98.74          98.74
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32


Range of
Cut-off                     Weighted   Weighted
Date Principal              Average    Average
Balances ($)                  FICO       DTI
---------------             --------   --------
$1 - $25,000                     613      40.49
$25,001 - $50,000                647      41.99
$50,001 - $75,000                652      42.40
$75,001 - $100,000               650      43.56
$100,001 - $125,000              664      44.14
$125,001 - $150,000              657      40.88
$150,001 - $175,000              645      44.10
$175,001 - $200,000              681      42.54
Total:                           651      42.52

Minimum: $4,183
Maximum: $194,710
Average: $51,464



5. Original Terms (month)

                                                           % of Mortgage      Weighted   Weighted
                                                           Loan Pool by       Average    Average       Weighted       Weighted
Original                  Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Terms                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
(month)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
 60                              15             116,471                0.18     12.034          57          94.13          94.13
120                             151           1,488,153                2.33     11.891         117          95.32          95.32
180                             100           2,146,865                3.36     11.140         177          96.80          96.80
240                              89           2,365,554                3.70     10.300         237          99.59          99.59
360                             886          57,749,443               90.42      9.948         357          99.52          99.52
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32



Original                    Weighted   Weighted
Terms                       Average    Average
(month)                       FICO       DTI
---------------             --------   --------
 60                              577      43.39
120                              588      40.75
180                              627      40.43
240                              632      41.22
360                              654      42.70
Total:                           651      42.52

Minimum: 60
Maximum: 360
Weighted Average: 343



6. Range of Remaining Terms (month)

                                                           % of Mortgage      Weighted   Weighted
Range of                                                    Loan Pool by      Average     Average      Weighted       Weighted
Remaining                 Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Terms                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
(month)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
1 - 60                           15             116,471                0.18     12.034          57          94.13          94.13
61 - 120                        151           1,488,153                2.33     11.891         117          95.32          95.32
121 - 180                       100           2,146,865                3.36     11.140         177          96.80          96.80
181 - 240                        89           2,365,554                3.70     10.300         237          99.59          99.59
301 - 360                       886          57,749,443               90.42      9.948         357          99.52          99.52
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32


Range of
Remaining                   Weighted   Weighted
Terms                       Average    Average
(month)                       FICO       DTI
---------------             --------   --------
1 - 60                           577      43.39
61 - 120                         588      40.75
121 - 180                        627      40.43
181 - 240                        632      41.22
301 - 360                        654      42.70
Total:                           651      42.52

Minimum: 56
Maximum: 357
Weighted Average: 340



7. Range of Combined Original LTV Ratios (%)

                                                           % of Mortgage      Weighted   Weighted
Range of                                                    Loan Pool by      Average     Average      Weighted       Weighted
Combined                  Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Original                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
LTV Ratios (%)              Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
80.01% - 85.00%                   5              82,438                0.13     12.310         148          85.00          85.00
85.01% - 90.00%                  35           1,335,894                2.09     10.532         312          89.42          89.42
90.01% - 95.00%                 225           4,693,470                7.35     10.877         258          94.77          94.77
95.01% - 100.00%                976          57,754,684               90.43      9.969         348          99.94          99.94
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32


Range of
Combined                    Weighted   Weighted
Original                    Average    Average
LTV Ratios (%)                FICO       DTI
---------------             --------   --------
80.01% - 85.00%                  608      36.48
85.01% - 90.00%                  659      40.74
90.01% - 95.00%                  624      41.89
95.01% - 100.00%                 653      42.62
Total:                           651      42.52

Minimum: 85.00%
Maximum: 100.00%
Weighted Average: 99.32%



8. Range of Gross Margins (%)

                                                           % of Mortgage     Weighted   Weighted
Range                                                       Loan Pool by      Average    Average       Weighted       Weighted
of                        Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Gross                     Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Margins (%)                 Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
Fixed Rate Loans              1,241          63,866,485              100.00     10.050         340          99.32          99.32
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32


Range
of                          Weighted   Weighted
Gross                       Average    Average
Margins (%)                   FICO       DTI
---------------             --------   --------
Fixed Rate Loans                 651      42.52
Total:                           651      42.52

Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%



9. Range of Minimum Mortgage Rates (%)

Range                                                       % of Mortgage     Weighted   Weighted
of                                                          Loan Pool by      Average     Average      Weighted       Weighted
Minimum                   Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Mortgage                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Rates (%)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
Fixed Rate Loans              1,241          63,866,485              100.00     10.050         340          99.32          99.32
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32

Range
of
Minimum                     Weighted   Weighted
Mortgage                    Average    Average
Rates (%)                     FICO       DTI
---------------             --------   --------
Fixed Rate Loans                 651      42.52
Total:                           651      42.52

Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%



10. Range of Maximum Mortgage Rates (%)


Range                                                       % of Mortgage     Weighted   Weighted
of                                                          Loan Pool by      Average     Average      Weighted       Weighted
Maximum                   Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Mortgage                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Rates (%)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
Fixed Rate Loans              1,241          63,866,485              100.00     10.050         340          99.32          99.32
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32


Range
of
Maximum                     Weighted   Weighted
Mortgage                    Average    Average
Rates (%)                     FICO       DTI
---------------             --------   --------
Fixed Rate Loans                 651      42.52
Total:                           651      42.52

Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%



11. Initial Cap (%)

                                                           % of Mortgage     Weighted   Weighted
                                                           Loan Pool by      Average    Average       Weighted       Weighted
                         Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
                         Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Initial Cap (%)             Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
Fixed Rate Loans              1,241          63,866,485              100.00     10.050         340          99.32          99.32
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32



                           Weighted   Weighted
                           Average    Average
Initial Cap (%)               FICO       DTI
---------------             --------   --------
Fixed Rate Loans                 651      42.52
Total:                           651      42.52

Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%



12. Periodic Cap (%)

                                                           % of Mortgage     Weighted   Weighted
                                                           Loan Pool by      Average    Average       Weighted       Weighted
                         Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Periodic                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Cap (%)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
Fixed Rate Loans              1,241          63,866,485              100.00     10.050         340          99.32          99.32
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32



                           Weighted   Weighted
Periodic                    Average    Average
Cap (%)                       FICO       DTI
---------------             --------   --------
Fixed Rate Loans                 651      42.52
Total:                           651      42.52

Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%



13. Next Rate Adjustment Date

                                                           % of Mortgage      Weighted   Weighted
Next                                                        Loan Pool by      Average    Average       Weighted       Weighted
Rate                      Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Adjustment                Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Date                        Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
Fixed Rate Loans              1,241          63,866,485              100.00     10.050         340          99.32          99.32
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32


Next
Rate                       Weighted   Weighted
Adjustment                 Average    Average
Date                         FICO       DTI
---------------            --------   --------
Fixed Rate Loans                651      42.52
Total:                          651      42.52

Non-Zero Weighted Average: 0



14. Geographical Distribution

                                                           % of Mortgage     Weighted   Weighted
                                                           Loan Pool by      Average     Average      Weighted       Weighted
                         Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Geographical              Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Distribution                Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
California                      239          20,233,053               31.68      9.919         349          99.41          99.41
New York                         99           7,616,945               11.93     10.040         345          99.12          99.12
Florida                         149           6,374,286                9.98     10.154         337          99.25          99.25
Maryland                         56           2,996,978                4.69      9.911         348          99.59          99.59
New Jersey                       52           2,752,235                4.31     10.077         342          98.81          98.81
Massachusetts                    48           2,619,450                4.10      9.878         350          99.72          99.72
Georgia                          85           2,592,783                4.06     10.165         325          99.69          99.69
Illinois                         63           2,262,825                3.54      9.891         332          99.63          99.63
Virginia                         32           1,959,835                3.07      9.657         345          98.48          98.48
Hawaii                           18           1,571,370                2.46     10.343         355          98.93          98.93
Colorado                         37           1,542,876                2.42     10.074         346          99.79          99.79
Other                           363          11,343,849               17.76     10.334         320          99.32          99.32
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32



                           Weighted   Weighted
Geographical                Average    Average
Distribution                  FICO       DTI
---------------             --------   --------
California                       652      43.74
New York                         667      44.57
Florida                          652      40.42
Maryland                         649      41.98
New Jersey                       653      41.23
Massachusetts                    654      42.90
Georgia                          639      40.82
Illinois                         667      41.92
Virginia                         656      42.65
Hawaii                           648      40.86
Colorado                         633      42.85
Other                            637      41.20
Total:                           651      42.52

Number of States Represented: 40



15. Occupancy

                                                           % of Mortgage     Weighted   Weighted
                                                           Loan Pool by      Average    Average       Weighted       Weighted
                         Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
                         Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Occupancy                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
Primary                       1,212          63,491,964               99.41     10.037         341          99.36          99.36
Investment                       23             298,633                0.47     12.274         145          93.08          93.08
Second Home                       6              75,889                0.12     12.244         147          95.00          95.00
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32



                          Weighted   Weighted
                          Average    Average
Occupancy                    FICO       DTI
---------------            --------   --------
Primary                         650      42.56
Investment                      666      36.19
Second Home                     682      38.74
Total:                          651      42.52



16. Property Types

                                                           % of Mortgage     Weighted   Weighted
                                                           Loan Pool by      Average     Average      Weighted       Weighted
                         Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Property                  Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Types                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
Single Family Residence       1,036          52,260,944               81.83     10.049         339          99.37          99.37
2-4 Family                      102           6,435,946               10.08     10.059         341          99.22          99.22
Condo                           103           5,169,595                8.09     10.051         348          99.00          99.00
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32




                          Weighted   Weighted
Property                   Average    Average
Types                        FICO       DTI
---------------            --------   --------
Single Family Residence         648      42.30
2-4 Family                      672      44.05
Condo                           654      42.86
Total:                          651      42.52



17. Loan Purpose

                                                           % of Mortgage     Weighted   Weighted
                                                           Loan Pool by      Average    Average       Weighted       Weighted
                         Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Loan                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Purpose                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
Purchase                        965          50,983,911               79.83     10.084         341          99.60          99.60
Refinance - Cashout             273          12,847,532               20.12      9.910         336          98.23          98.23
Refinance - Rate Term             3              35,042                0.05     12.384         117          93.63          93.63
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32



                           Weighted   Weighted
Loan                        Average    Average
Purpose                       FICO       DTI
---------------             --------   --------
Purchase                         652      42.92
Refinance - Cashout              644      40.92
Refinance - Rate Term            581      53.58
Total:                           651      42.52



18. Documentation Level

                                                           % of Mortgage     Weighted   Weighted
                                                           Loan Pool by      Average    Average       Weighted       Weighted
                         Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Documentation             Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Level                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
Full Documentation              913          40,698,672               63.72     10.018         335          99.28          99.28
Stated Documentation            325          23,126,385               36.21     10.104         350          99.43          99.43
Easy Documentation                3              41,428                0.06     12.442         155          88.58          88.58
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32



                           Weighted   Weighted
Documentation               Average    Average
Level                         FICO       DTI
---------------             --------   --------
Full Documentation               637      41.99
Stated Documentation             674      43.49
Easy Documentation               620      30.17
Total:                           651      42.52



19. Original Prepayment Penalty Term (months)

                                                           % of Mortgage     Weighted   Weighted
Original                                                    Loan Pool by     Average     Average      Weighted       Weighted
Prepayment                Number of       Aggregate           Aggregate        Gross     Remaining    Average        Average
Penalty                   Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Term (months)               Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
 0                              422          18,354,640               28.74     10.187         336          99.36          99.36
12                              139           8,878,684               13.90      9.916         344          99.43          99.43
24                              612          33,706,911               52.78     10.034         342          99.25          99.25
36                               68           2,926,250                4.58      9.794         339          99.60          99.60
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32


Original
Prepayment                  Weighted   Weighted
Penalty                     Average    Average
Term (months)                 FICO       DTI
---------------             --------   --------
 0                               652      41.75
12                               665      44.31
24                               647      42.43
36                               647      43.05
Total:                           651      42.52

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22



20. Lien Position

                                                           % of Mortgage     Weighted   Weighted
                                                           Loan Pool by      Average    Average       Weighted       Weighted
                         Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
Lien                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Position                    Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
2nd Lien                      1,241          63,866,485              100.00     10.050         340          99.32          99.32
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32




                           Weighted   Weighted
Lien                        Average    Average
Position                      FICO       DTI
---------------             --------   --------
2nd Lien                         651      42.52
Total:                           651      42.52



21. FICO Score

                                                           % of Mortgage     Weighted   Weighted
                                                           Loan Pool by      Average    Average       Weighted       Weighted
                         Number of       Aggregate           Aggregate        Gross     Remaining     Average        Average
FICO                      Mortgage      Cut-off Date        Cut-off Date      Interest     Term        Combined     Original LTV
Score                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV       w SS
---------------           ---------   -----------------   -----------------   --------   ---------   ------------   ------------
541 - 560                        47             601,317                0.94     11.168         190          96.30          96.30
561 - 580                        98           1,589,106                2.49     11.721         221          94.99          94.99
581 - 600                       162           6,625,607               10.37     10.987         329          99.48          99.48
601 - 620                       125           6,025,920                9.44     10.688         340          99.46          99.46
621 - 640                       232          12,985,622               20.33     10.454         341          99.43          99.43
641 - 660                       191          10,575,943               16.56      9.614         347          99.56          99.56
661 - 680                       179          12,191,437               19.09      9.524         352          99.74          99.74
681 - 700                        84           5,175,311                8.10      9.444         353          99.38          99.38
701 - 720                        56           3,389,479                5.31      9.396         344          98.81          98.81
721 - 740                        25           1,600,496                2.51      9.494         349          99.47          99.47
741 - 760                        26           2,203,336                3.45      9.719         354          98.90          98.90
761 - 780                        10             624,771                0.98      9.422         348          99.39          99.39
781 - 800                         5             231,269                0.36      9.444         341         100.00         100.00
801 >=                            1              46,872                0.07      8.500         357         100.00         100.00
Total:                        1,241          63,866,485              100.00     10.050         340          99.32          99.32



                           Weighted   Weighted
FICO                        Average    Average
Score                         FICO       DTI
---------------             --------   --------
541 - 560                        554      41.13
561 - 580                        573      41.68
581 - 600                        590      42.44
601 - 620                        611      41.95
621 - 640                        630      42.81
641 - 660                        651      42.67
661 - 680                        670      42.33
681 - 700                        688      42.74
701 - 720                        711      42.11
721 - 740                        729      40.63
741 - 760                        747      45.83
761 - 780                        769      43.38
781 - 800                        791      36.74
801 >=                           810      45.44
Total:                           651      42.52

Minimum: 549
Maximum: 810
Weighted Average: 651



BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Investor


1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $74,734,507
Number of Loans: 417
Average Current Balance: $179,219
Weighted Average Coupon: 7.746%
Weighted Average Net Coupon: 7.226%
Weighted Average Remaining Term: 356
Weighted Average Seasoning: 3
Second Liens: 0.40%
Weighted Average Combined OLTV: 83.88%
Weighted Average FICO: 651
Loans w/ Prepay Penalties: 77.10%
:
ARM Characteristics:
Weighted Average Coupon (Arm Only): 7.700%
Weighted Average Remaining Term (Arm Only): 357
Weighted Average Margin: 6.668%
Weighted Average Initial Per Cap: 2.012%
Weighted Average Per Cap: 1.500%
Weighted Average Lifetime Rate Cap: 6.012%
Weighted Average Months To Roll: 22
:
Loan Type:
Fixed: 11.76%
Balloons: 0.00%

2-28 Arms: 83.21%
3-27 Arms: 3.06%
Other Hybrid: 1.97%

:
Index:
6-Month Libor: 88.24%
1-Month Libor: 0.00%
Other Index: 11.76%




2. Loan Purpose

                                                                  % of Mortgage        Weighted      Weighted
                                                                  Loan Pool by         Average        Average           Weighted
                          Number of          Aggregate              Aggregate           Gross        Remaining          Average
Loan                      Mortgage         Cut-off Date           Cut-off Date         Interest        Term             Combined
Purpose                     Loans        Principal Balance      Principal Balance        Rate        (months)       Original LTV (%)
-------                   ---------      -----------------      -----------------      --------      ---------      ----------------
Purchase                        227            $41,146,520                  55.06         7.620            355                 87.09
Refinance - Cashout             188             32,903,049                  44.03         7.902            356                 80.08
Refinance - Rate Term             2                684,938                   0.92         7.794            357                 73.53
Total:                          417            $74,734,507                 100.00         7.746            356                 83.88



3. Occupancy

                                                                  % of Mortgage        Weighted      Weighted
                                                                  Loan Pool by         Average        Average           Weighted
                          Number of          Aggregate              Aggregate           Gross        Remaining          Average
                          Mortgage         Cut-off Date           Cut-off Date         Interest        Term             Combined
Occupancy                   Loans        Principal Balance      Principal Balance        Rate        (months)       Original LTV (%)
-------                   ---------      -----------------      -----------------      --------      ---------      ----------------
Investment                      417            $74,734,507                 100.00         7.746            356                 83.88
Total:                          417            $74,734,507                 100.00         7.746            356                 83.88



4. Property Type

                                                                  % of Mortgage        Weighted      Weighted
                                                                  Loan Pool by         Average        Average           Weighted
                          Number of          Aggregate              Aggregate           Gross        Remaining          Average
Property                  Mortgage         Cut-off Date           Cut-off Date         Interest        Term             Combined
Type                        Loans        Principal Balance      Principal Balance        Rate        (months)       Original LTV (%)
-------                   ---------      -----------------      -----------------      --------      ---------      ----------------
Single Family Residence         278            $48,795,406                  65.29         7.753            356                 84.44
2-4 Family                      102             19,862,714                  26.58         7.809            356                 82.09
Condo                            37              6,076,387                   8.13         7.484            352                 85.23
Total:                          417            $74,734,507                 100.00         7.746            356                 83.88



5. Documentation Type

                                                                  % of Mortgage        Weighted      Weighted
                                                                  Loan Pool by         Average        Average           Weighted
                          Number of          Aggregate              Aggregate           Gross        Remaining          Average
Documentation             Mortgage         Cut-off Date           Cut-off Date         Interest        Term             Combined
Type                        Loans        Principal Balance      Principal Balance        Rate        (months)       Original LTV (%)
-------                   ---------      -----------------      -----------------      --------      ---------      ----------------
Full Documentation              293            $51,606,379                  69.05         7.586            355                 87.24
Stated Documentation            115             20,731,165                  27.74         8.112            356                 76.44
EASY                              9              2,396,964                   3.21         8.022            354                 75.83
Total:                          417            $74,734,507                 100.00         7.746            356                 83.88



6. Fico Distribution

                                                                  % of Mortgage        Weighted      Weighted
                                                                  Loan Pool by         Average        Average           Weighted
                          Number of          Aggregate              Aggregate           Gross        Remaining          Average
Fico                      Mortgage         Cut-off Date           Cut-off Date         Interest        Term             Combined
Distribution                Loans        Principal Balance      Principal Balance        Rate        (months)       Original LTV (%)
-------                   ---------      -----------------      -----------------      --------      ---------      ----------------
500 - 519                         8             $1,705,894                   2.28         9.691            357                 74.60
520 - 539                        12              1,760,288                   2.36         8.910            357                 74.57
540 - 559                        17              2,044,471                   2.74         8.769            352                 77.01
560 - 579                        14              1,558,801                   2.09         8.678            356                 77.43
580 - 599                        40              7,656,605                  10.25         8.007            356                 76.82
600 - 619                        38              6,497,474                   8.69         7.934            356                 85.87
620 - 639                        65             11,700,739                  15.66         7.759            356                 84.28
640 - 659                        54             11,432,954                  15.30         7.548            356                 86.93
660 - 679                        50              7,970,415                  10.66         7.570            356                 84.88
680 - 699                        34              5,351,203                   7.16         7.286            356                 85.56
700 - 719                        29              5,178,651                   6.93         7.450            356                 87.69
720 - 739                        24              4,925,085                   6.59         7.393            351                 85.98
740 - 759                        18              3,326,269                   4.45         7.294            356                 87.09
760 >=                           14              3,625,657                   4.85         7.360            357                 83.90
Total:                          417            $74,734,507                 100.00         7.746            356                 83.88

Minimum: 503
Maximum: 817
Weighted Average: 651.2



7. Combined Original Loan-to-Value Ratio (%)

                                                                  % of Mortgage        Weighted      Weighted
Combined                                                          Loan Pool by         Average        Average           Weighted
Original                  Number of          Aggregate              Aggregate           Gross        Remaining          Average
Loan-to-Value             Mortgage         Cut-off Date           Cut-off Date         Interest        Term             Combined
Ratio (%)                   Loans        Principal Balance      Principal Balance        Rate        (months)       Original LTV (%)
-------                   ---------      -----------------      -----------------      --------      ---------      ----------------
<= 20.00                          1                $50,345                   0.07        10.990            357                 12.00
30.01 - 40.00                     1                 77,850                   0.10         8.250            357                 33.33
40.01 - 50.00                     2                514,127                   0.69         8.874            357                 45.63
50.01 - 60.00                     6              1,488,253                   1.99         7.829            356                 56.47
60.01 - 70.00                    19              3,985,636                   5.33         8.277            357                 67.44
70.01 - 80.00                   124             22,651,560                  30.31         7.905            356                 79.22
80.01 - 90.00                   246             45,754,928                  61.22         7.580            356                 89.05
90.01 - 100.00                   18                211,808                   0.28        12.266            136                 95.00
Total:                          417            $74,734,507                 100.00         7.746            356                 83.88

Minimum: 12.00
Maximum: 95.00
Weighted Average by Original Balance: 83.88
Weighted Average by Current Balance: 83.88



8. Current Principal Balance ($)

                                                                  % of Mortgage        Weighted      Weighted
                                                                  Loan Pool by         Average        Average           Weighted
Current                   Number of          Aggregate              Aggregate           Gross        Remaining          Average
Principal                 Mortgage         Cut-off Date           Cut-off Date         Interest        Term             Combined
Balance ($)                 Loans        Principal Balance      Principal Balance        Rate        (months)       Original LTV (%)
-------                   ---------      -----------------      -----------------      --------      ---------      ----------------
$1 - $25,000                     21               $241,221                   0.32        12.253            138                 93.72
$25,001 - $50,000                 2                 57,412                   0.08        12.366            177                 90.37
$50,001 - $75,000                68              4,180,820                   5.59         8.998            354                 83.10
$75,001 - $100,000               54              4,603,840                   6.16         8.072            357                 82.59
$100,001 - $150,000              74              9,233,202                  12.35         8.064            357                 85.39
$150,001 - $200,000              65             11,264,931                  15.07         7.651            357                 84.68
$200,001 - $250,000              36              8,018,425                  10.73         7.622            357                 82.57
$250,001 - $300,000              23              6,110,041                   8.18         7.475            357                 82.07
$300,001 - $350,000              26              8,465,852                  11.33         7.315            355                 86.13
$350,001 - $400,000              11              4,124,347                   5.52         7.726            357                 81.12
$400,001 - $450,000              16              6,858,335                   9.18         7.415            357                 85.13
$450,001 - $500,000               4              1,878,051                   2.51         7.622            357                 85.04
$500,001 - $550,000               8              4,177,648                   5.59         7.493            357                 84.35
$550,001 - $600,000               5              2,834,992                   3.79         7.715            357                 83.90
$600,001 - $650,000               1                618,555                   0.83         7.300            357                 80.00
$650,001 - $700,000               2              1,319,128                   1.77         8.210            356                 90.00
$700,001 - $750,000               1                747,708                   1.00         7.400            356                 55.56
Total:                          417            $74,734,507                 100.00         7.746            356                 83.88

Minimum: 5,115.64
Maximum: 747,707.51
Average: 179,219.44



9. Geographical Distribution

                                                                  % of Mortgage        Weighted      Weighted
                                                                  Loan Pool by         Average        Average           Weighted
                          Number of          Aggregate              Aggregate           Gross        Remaining          Average
Geographical              Mortgage         Cut-off Date           Cut-off Date         Interest        Term             Combined
Distribution                Loans        Principal Balance      Principal Balance        Rate        (months)       Original LTV (%)
-------                   ---------      -----------------      -----------------      --------      ---------      ----------------
Arizona                           4               $522,600                   0.70         8.051            357                 79.84
Arkansas                          1                114,097                   0.15         8.650            357                 90.00
California                       55             13,390,076                  17.92         7.428            354                 83.10
Colorado                          1                206,536                   0.28         7.500            357                 90.00
Connecticut                       8              1,635,866                   2.19         7.473            355                 88.12
Delaware                          2                249,513                   0.33         8.194            357                 87.92
District of Columbia              6              1,056,609                   1.41         7.604            357                 84.27
Florida                          54              8,853,896                  11.85         7.744            356                 83.61
Georgia                          27              4,539,757                   6.07         7.836            357                 86.02
Hawaii                            8              1,750,357                   2.34         7.103            356                 85.57
Idaho                             1                170,358                   0.23         6.350            356                 90.00
Illinois                         34              4,457,555                   5.96         7.835            356                 84.97
Indiana                           2                134,784                   0.18         8.143            357                 82.93
Kansas                            2                562,662                   0.75         7.849            357                 90.00
Kentucky                          3                212,873                   0.28         8.097            357                 84.94
Maine                             1                159,704                   0.21         8.450            357                 68.38
Maryland                         19              3,202,814                   4.29         7.759            357                 85.32
Massachusetts                     7              1,831,419                   2.45         8.372            356                 76.45
Michigan                         25              1,851,140                   2.48         8.796            357                 82.75
Minnesota                        10              1,588,121                   2.13         7.810            353                 88.01
Missouri                          9                684,615                   0.92         8.634            357                 85.23
Nevada                            4                781,415                   1.05         8.010            357                 83.06
New Hampshire                     2                295,669                   0.40         7.672            357                 90.00
New Jersey                       26              7,075,116                   9.47         7.850            356                 83.41
New Mexico                        1                116,664                   0.16         7.600            357                 90.00
New York                         36             10,550,392                  14.12         7.567            356                 82.42
North Carolina                    5                275,263                   0.37         9.286            316                 81.81
Ohio                              7                592,125                   0.79         8.075            354                 83.86
Oklahoma                          1                108,688                   0.15         8.200            357                 90.00
Oregon                            1                190,944                   0.26         6.990            357                 90.00
Pennsylvania                     11              1,449,742                   1.94         8.032            357                 83.42
Rhode Island                      2                458,179                   0.61         8.093            357                 74.47
South Carolina                    5                493,063                   0.66         8.426            357                 88.02
Tennessee                         2                115,021                   0.15         9.310            357                 78.92
Texas                             5                470,305                   0.63         7.669            353                 89.13
Utah                              2                176,024                   0.24         7.471            357                 89.79
Vermont                           1                152,559                   0.20         7.700            356                 78.87
Virginia                         15              2,759,395                   3.69         7.796            357                 85.18
Washington                        6                981,234                   1.31         7.558            353                 83.23
West Virginia                     1                 55,438                   0.07         9.650            354                 80.00
Wisconsin                         5                461,918                   0.62         8.533            352                 88.50
Total:                          417            $74,734,507                 100.00         7.746            356                 83.88
Number of States Represented: 41



10. Back Debt to Income Ratio

                                                                  % of Mortgage        Weighted      Weighted
                                                                  Loan Pool by         Average        Average           Weighted
                          Number of          Aggregate              Aggregate           Gross        Remaining          Average
Back Debt                 Mortgage         Cut-off Date           Cut-off Date         Interest        Term             Combined
to Income Ratio             Loans        Principal Balance      Principal Balance        Rate        (months)       Original LTV (%)
---------------           ---------      -----------------      -----------------      --------      ---------      ----------------
0.0000 - 9.9999                   7             $1,542,879                   2.06         8.332            357                 87.83
10.0000 - 19.9999                21              2,740,309                   3.67         7.948            354                 83.53
20.0000 - 24.9999                25              3,736,736                   5.00         7.741            353                 82.51
25.0000 - 29.9999                40              6,840,720                   9.15         7.825            355                 81.82
30.0000 - 34.9999                33              6,066,271                   8.12         7.916            356                 83.21
35.0000 - 39.9999                42              7,822,366                  10.47         7.704            357                 84.06
40.0000 - 44.9999                66             10,823,425                  14.48         7.782            356                 82.28
45.0000 - 49.9999                91             16,547,230                  22.14         7.792            355                 85.62
50.0000 - 54.9999                92             18,614,570                  24.91         7.539            356                 84.16
Total:                          417            $74,734,507                 100.00         7.746            356                 83.88

Non-Zero Minimum: 7.51
Maximum: 54.99
Non-Zero Weighted Average: 40.77



11. Zip Codes

                                                                  % of Mortgage        Weighted      Weighted
                                                                  Loan Pool by         Average        Average           Weighted
                          Number of          Aggregate              Aggregate           Gross        Remaining          Average
                          Mortgage         Cut-off Date           Cut-off Date         Interest        Term             Combined
Zip Codes                   Loans        Principal Balance      Principal Balance        Rate        (months)       Original LTV (%)
-------                   ---------      -----------------      -----------------      --------      ---------      ----------------

07670                             2               $929,340                   1.24         7.343            357                 89.98
33019                             2                849,891                   1.14         6.998            357                 88.08
30315                             5                840,529                   1.12         7.140            357                 90.00
33904                             2                833,016                   1.11         7.409            356                 59.09
11967                             2                746,928                   1.00         6.958            357                 90.00
Other                           404             70,534,804                  94.38         7.780            356                 83.90
Total:                          417            $74,734,507                 100.00         7.746            356                 83.88



12. Top 5 Cities

                                                                  % of Mortgage        Weighted      Weighted
                                                                  Loan Pool by         Average        Average           Weighted
                          Number of          Aggregate              Aggregate           Gross        Remaining          Average
                          Mortgage         Cut-off Date           Cut-off Date         Interest        Term             Combined
Top 5 Cities                Loans        Principal Balance      Principal Balance        Rate        (months)       Original LTV (%)
-------                   ---------      -----------------      -----------------      --------      ---------      ----------------
ATLANTA                          14             $2,492,967                   3.34         8.197            357                 86.19
CHICAGO                          10              1,687,821                   2.26         7.764            357                 86.40
BROOKLYN                          4              1,560,397                   2.09         7.334            357                 73.01
STATEN ISLAND                     4              1,375,423                   1.84         7.569            357                 81.36
CAPE CORAL                        4              1,261,484                   1.69         7.394            356                 64.96
Other                           381             66,356,416                  88.79         7.748            355                 84.39
Total:                          417            $74,734,507                 100.00         7.746            356                 83.88

600k($)>13. Original Principal Balance > 600k ($)

                                                                                                               Pct
Original                                            % of     Weighted   Weighted   Weighted    Pct    Cash     Pct
Principal                             Current      Current   Average    Average    Average    Owner   -out     Full
Balance > 600k ($)                    Balance      Balance    Coupon      Fico       OLTV      Occ    Refi     Doc
------------------                    -------      -------   --------   --------   --------   -----   ------   -----
$600,001 - $650,000                   618,554.62     23.03      7.300        629      80.00    0.00   100.00   0.00
$650,001 - $700,000                 1,319,127.61     49.12      8.210        622      90.00    0.00   0.00     49.29
$700,001 - $750,000                   747,707.51     27.84      7.400        593      55.56    0.00   100.00   0.00
Total:                              2,685,389.74    100.00      7.775        616      78.11    0.00   50.88    24.21

14. Product Types

                                  Aggregate     Averagae
                                   Cut-off      Cut-off
                     Number of      Date          Date        % of     Weighted     % of                Weighted
Product              Mortgage     Principal    Principal    Interest   Average     Owner       % of     Average
Types                  Loans       Balance      Balance       Only       Fico     Occupied   Purchase     DTI
-------              --------     ---------    ---------    --------   -------    --------   --------   --------
30 Fixed                    42    $8,104,450     $192,963       0.00        655       0.00      37.91      40.59
15 Fixed                     8       209,754       26,219       0.00        648       0.00      60.82      30.40
Other                      367    66,420,303      180,982       0.00        651       0.00      57.13      40.83
Total:                     417   $74,734,507     $179,219       0.00        651       0.00      55.06      40.77


                       % of        % of      Weighted
Product                Full        2nd        Average
Types                   Doc       Liens     Initial Cap
-------                -------    -------   -----------
30 Fixed                 66.58       0.00         0.000
15 Fixed                 60.82      73.50         0.000
Other                    69.38       0.22         2.012
Total:                   69.05       0.40         2.012




BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Stated


1. Summary Statistics


Collateral Characteristics:
Total Current Balance: $430,426,476
Number of Loans: 1,767
Average Current Balance: $243,592
Weighted Average Coupon: 7.528%
Weighted Average Net Coupon: 7.008%
Weighted Average Remaining Term: 356
Weighted Average Seasoning: 3
Second Liens: 5.37%
Weighted Average Combined OLTV: 80.34%
Weighted Average FICO: 646
Loans w/ Prepay Penalties: 77.31%
:
ARM Characteristics:
Weighted Average Coupon (Arm Only): 7.373%
Weighted Average Remaining Term (Arm Only): 357
Weighted Average Margin: 6.458%
Weighted Average Initial Per Cap: 2.031%
Weighted Average Per Cap: 1.500%
Weighted Average Lifetime Rate Cap: 6.032%
Weighted Average Months To Roll: 21
:
Loan Type:
Fixed: 11.37%
Balloons: 0.00%
2-28 Arms: 85.76%
3-27 Arms: 2.38%
Other Hybrid: 0.48%
:
Index:
6-Month Libor: 88.63%
1-Month Libor: 0.00%
Other Index: 11.37%





2. Loan Purpose

                                                      % of Mortgage          Weighted        Weighted
                                                       Loan Pool by           Average        Average    Weighted
                                        Number of       Aggregate            Aggregate        Gross     Remaining       Average
Loan                                    Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Purpose                                   Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
-------                                 ---------   -----------------    -----------------   --------   ---------   ----------------
Purchase                                    1,042         $244,239,359               56.74      7.444         356              82.66
Refinance - Cashout                           713          182,977,619               42.51      7.644         356              77.35
Refinance - Rate Term                          12            3,209,498                0.75      7.356         357              74.26
Total:                                      1,767         $430,426,476              100.00      7.528         356              80.34



3. Occupancy

                                                                           % of Mortgage     Weighted   Weighted
                                                                           Loan Pool by      Average     Average        Weighted
                                        Number of       Aggregate            Aggregate        Gross     Remaining       Average
                                        Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Occupancy                                 Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
-------                                 ---------   -----------------    -----------------   --------   ---------   ----------------
Primary                                     1,633         $403,652,957               93.78      7.494         356              80.59
Investment                                    115           20,731,165                4.82      8.112         356              76.44
Second Home                                    19            6,042,355                1.40      7.840         357              76.73
Total:                                      1,767         $430,426,476              100.00      7.528         356              80.34



4. Property Type

                                                                           % of Mortgage     Weighted   Weighted
                                                                           Loan Pool by      Average     Average        Weighted
                                        Number of       Aggregate            Aggregate        Gross     Remaining       Average
Property                                Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Type                                      Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
-------                                 ---------   ------------------   -----------------   --------   ---------   ----------------
Single Family Residence                     1,392         $333,057,221               77.38      7.563         356              80.39
2-4 Family                                    260           76,791,637               17.84      7.316         356              79.88
Condo                                         115           20,577,618                4.78      7.757         357              81.19
Total:                                      1,767         $430,426,476              100.00      7.528         356              80.34



5. Documentation Type

                                                                           % of Mortgage     Weighted   Weighted
                                                                           Loan Pool by      Average     Average        Weighted
                                        Number of       Aggregate            Aggregate        Gross     Remaining       Average
Documentation                           Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Type                                      Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
-------                                 ---------   -----------------    -----------------   --------   ---------   ----------------
Stated Documentation                        1,767         $430,426,476              100.00      7.528         356              80.34
Total:                                      1,767         $430,426,476              100.00      7.528         356              80.34



6. Fico Distribution

                                                                           % of Mortgage     Weighted   Weighted
                                                                           Loan Pool by      Average     Average        Weighted
                                        Number of       Aggregate            Aggregate        Gross     Remaining       Average
Fico                                    Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Distribution                              Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
-------                                 ---------   -----------------    -----------------   --------   ---------   ----------------
500 - 519                                      52          $13,109,826                3.05      9.003         357              72.92
520 - 539                                      54           13,724,604                3.19      8.500         357              73.41
540 - 559                                      69           17,624,902                4.09      8.243         356              73.35
560 - 579                                      54           13,227,733                3.07      8.080         356              73.15
580 - 599                                      93           25,638,410                5.96      7.611         357              76.46
600 - 619                                     110           31,506,983                7.32      7.529         356              81.20
620 - 639                                     314           67,079,258               15.58      7.620         356              81.22
640 - 659                                     285           66,051,406               15.35      7.306         356              81.68
660 - 679                                     277           69,139,124               16.06      7.356         356              82.25
680 - 699                                     173           45,328,445               10.53      7.275         357              81.80
700 - 719                                     111           24,736,120                5.75      7.230         356              82.55
720 - 739                                      71           17,299,870                4.02      7.218         357              82.96
740 - 759                                      63           15,606,662                3.63      7.170         357              82.94
760 >=                                         41           10,353,134                2.41      7.094         357              80.00
Total:                                      1,767         $430,426,476              100.00      7.528         356              80.34

Minimum: 500
Maximum: 816
Weighted Average: 645.9



7. Combined Original Loan-to-Value Ratio (%)

                                                                           % of Mortgage     Weighted   Weighted
Combined                                                                   Loan Pool by      Average     Average        Weighted
Original                                Number of       Aggregate            Aggregate        Gross     Remaining       Average
Loan-to-Value                           Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Ratio (%)                                 Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
-------                                 ---------   -----------------    -----------------   --------   ---------   ----------------
<= 20.00                                        1              $50,345                0.01     10.990         357              12.00
20.01 - 30.00                                   3              387,823                0.09      7.007         286              25.61
30.01 - 40.00                                   9            1,434,077                0.33      8.124         351              34.77
40.01 - 50.00                                  14            2,255,711                0.52      7.871         357              45.38
50.01 - 60.00                                  50           11,786,942                2.74      7.575         354              56.13
60.01 - 70.00                                 122           30,158,101                7.01      7.959         357              66.63
70.01 - 80.00                               1,000          282,995,997               65.75      7.230         357              79.36
80.01 - 90.00                                 196           63,713,589               14.80      7.552         356              87.35
90.01 - 100.00                                372           37,643,889                8.75      9.324         353              98.90
Total:                                      1,767         $430,426,476              100.00      7.528         356              80.34

Minimum: 12.00
Maximum: 100.00
Weighted Average by Original Balance: 80.34
Weighted Average by Current Balance: 80.34



8. Current Principal Balance ($)

                                                                           % of Mortgage     Weighted   Weighted
                                                                           Loan Pool by      Average     Average        Weighted
Current                                 Number of       Aggregate            Aggregate        Gross     Remaining       Average
Principal                               Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Balance ($)                               Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
-------                                 ---------   -----------------    -----------------   --------   ---------   ----------------
$1 - $25,000                                   30             $648,372                0.15     10.416         239              99.07
$25,001 - $50,000                              87            3,222,099                0.75     10.105         348              99.57
$50,001 - $75,000                             136            8,492,714                1.97      9.735         353              90.59
$75,001 - $100,000                            133           11,685,089                2.71      8.828         353              85.34
$100,001 - $150,000                           241           30,039,268                6.98      8.476         357              82.03
$150,001 - $200,000                           232           40,437,479                9.39      7.803         355              78.15
$200,001 - $250,000                           190           42,658,356                9.91      7.518         357              77.67
$250,001 - $300,000                           149           41,215,996                9.58      7.383         357              78.47
$300,001 - $350,000                           151           49,019,511               11.39      7.359         357              80.43
$350,001 - $400,000                           115           43,113,902               10.02      7.158         357              78.96
$400,001 - $450,000                           101           43,320,299               10.06      7.133         356              81.02
$450,001 - $500,000                            64           30,311,238                7.04      7.088         357              80.46
$500,001 - $550,000                            33           17,254,684                4.01      7.210         357              80.97
$550,001 - $600,000                            30           17,242,474                4.01      7.276         357              79.54
$600,001 - $650,000                            18           11,141,794                2.59      7.227         357              83.15
$650,001 - $700,000                            21           14,227,374                3.31      7.440         357              79.87
$700,001 - $750,000                            35           25,617,976                5.95      7.246         357              80.72
$750,001 - $800,000                             1              777,852                0.18      6.450         357              80.00
Total:                                      1,767         $430,426,476              100.00      7.528         356              80.34

Minimum: 14,892.10
Maximum: 777,852.44
Average: 243,591.67



9. Geographical Distribution

                                                                           % of Mortgage     Weighted   Weighted
                                                                           Loan Pool by      Average     Average        Weighted
                                        Number of       Aggregate            Aggregate        Gross     Remaining       Average
Geographical                            Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Distribution                              Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
-------                                 ---------   -----------------    -----------------   --------   ---------   ----------------
Alaska                                          1             $119,734                0.03      7.550         357              63.19
Arizona                                        36            6,557,705                1.52      7.911         355              80.77
Arkansas                                        2              161,907                0.04      7.564         356              80.00
California                                    402          126,736,663               29.44      7.319         357              80.23
Colorado                                       11            1,465,624                0.34      8.503         353              81.05
Connecticut                                    25            5,021,956                1.17      7.533         357              79.92
Delaware                                        3              924,766                0.21      7.490         357              81.73
District of Columbia                            9            2,659,660                0.62      7.926         357              76.47
Florida                                       202           39,087,646                9.08      7.846         357              80.10
Georgia                                        37            5,922,469                1.38      8.018         357              80.25
Hawaii                                         31            9,224,521                2.14      7.085         357              81.33
Idaho                                           3              329,973                0.08      7.361         357              80.00
Illinois                                      116           21,136,153                4.91      7.595         357              80.86
Indiana                                         6              900,798                0.21      7.174         357              73.31
Iowa                                            2              106,136                0.02      8.059         332              83.99
Kansas                                          2              308,672                0.07      7.374         357              84.49
Kentucky                                        2              107,811                0.03      8.728         357              80.00
Maine                                           4              401,259                0.09      8.511         357              77.07
Maryland                                       69           15,045,033                3.50      7.730         357              80.31
Massachusetts                                  67           16,812,302                3.91      7.767         357              80.67
Michigan                                       40            5,061,748                1.18      8.302         356              80.67
Minnesota                                      25            4,274,743                0.99      7.532         357              80.37
Missouri                                       12            1,010,489                0.23      8.587         351              83.75
Nevada                                         35            8,024,145                1.86      7.404         357              83.31
New Hampshire                                   9            1,453,836                0.34      7.547         357              85.36
New Jersey                                    144           37,288,943                8.66      7.757         356              80.06
New Mexico                                      5              496,468                0.12      8.536         351              86.99
New York                                      279           86,104,159               20.00      7.293         356              80.13
North Carolina                                 11              950,901                0.22      8.202         339              81.87
Ohio                                            8              921,588                0.21      8.387         351              84.16
Oregon                                          4              374,897                0.09      7.698         349              81.17
Pennsylvania                                   26            4,158,554                0.97      8.011         356              80.71
Rhode Island                                    4              881,212                0.20      7.797         357              70.33
South Carolina                                 10            1,038,162                0.24      8.288         355              82.07
Tennessee                                       6              574,186                0.13      7.960         357              82.74
Texas                                          29            3,796,771                0.88      8.104         349              85.27
Utah                                            5              288,855                0.07      7.966         348              85.53
Vermont                                         1              325,138                0.08      7.990         357              90.00
Virginia                                       58           16,321,889                3.79      7.487         357              79.00
Washington                                      8            2,230,798                0.52      7.854         357              78.15
West Virginia                                   3              318,240                0.07      8.345         357              80.49
Wisconsin                                      15            1,499,965                0.35      8.418         355              83.06
Total:                                      1,767         $430,426,476              100.00      7.528         356              80.34

Number of States Represented: 42



10. Back Debt to Income Ratio

                                                                           % of Mortgage     Weighted   Weighted
                                                                           Loan Pool by      Average     Average        Weighted
                                        Number of       Aggregate            Aggregate        Gross     Remaining       Average
                                        Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Back Debt to Income Ratio                 Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
-------                                 ---------   -----------------    -----------------   --------   ---------   ----------------
0.00 - 9.99                                     2             $286,744                0.07      8.619         357              84.86
10.00 - 19.99                                  23            2,773,185                0.64      7.833         356              75.06
20.00 - 24.99                                  41            6,725,715                1.56      8.008         354              77.56
25.00 - 29.99                                 101           20,276,973                4.71      7.649         356              78.28
30.00 - 34.99                                 136           28,518,996                6.63      7.600         355              78.65
35.00 - 39.99                                 253           55,133,156               12.81      7.633         356              80.20
40.00 - 44.99                                 413          102,644,919               23.85      7.463         356              80.88
45.00 - 49.99                                 640          169,077,200               39.28      7.454         356              81.83
50.00 - 54.99                                 158           44,989,589               10.45      7.629         357              76.39
Total:                                      1,767         $430,426,476              100.00      7.528         356              80.34

Non-Zero Minimum: 9.69
Maximum: 55.00
Non-Zero Weighted Average: 43.22



11. Zip Codes

                                                                           % of Mortgage     Weighted   Weighted
                                                                           Loan Pool by      Average     Average        Weighted
                                        Number of       Aggregate            Aggregate        Gross     Remaining       Average
                                        Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Zip Codes                                 Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
-------                                 ---------   -----------------    -----------------   --------   ---------   ----------------
11221                                          14           $4,517,982                1.05      7.064         357              82.31
11550                                           9            2,259,395                0.52      7.080         357              82.81
11236                                           6            2,208,429                0.51      7.072         357              82.69
11369                                           5            2,141,974                0.50      7.247         357              82.49
33029                                           4            1,882,118                0.44      7.927         357              88.30
Other                                       1,729          417,416,579               96.98      7.538         356              80.25
Total:                                      1,767         $430,426,476              100.00      7.528         356              80.34



12. Top 5 Cities

                                                                           % of Mortgage     Weighted   Weighted
                                                                           Loan Pool by      Average     Average        Weighted
                                        Number of       Aggregate            Aggregate        Gross     Remaining       Average
                                        Mortgage       Cut-off Date        Cut-off Date      Interest     Term          Combined
Top 5 Cities                              Loans     Principal Balance    Principal Balance     Rate     (months)    Original LTV (%)
-------                                 ---------   -----------------    -----------------   --------   ---------   ----------------
BROOKLYN                                       50          $17,995,374                4.18      7.169         357              79.80
CHICAGO                                        58           11,191,033                2.60      7.593         357              80.17
LOS ANGELES                                    20            5,335,619                1.24      7.206         353              78.78
SAN JOSE                                       10            5,116,858                1.19      6.829         357              80.15
JAMAICA                                        15            5,084,048                1.18      6.922         357              82.26
Other                                       1,614          385,703,544               89.61      7.565         356              80.37
Total:                                      1,767         $430,426,476              100.00      7.528         356              80.34

600k($)>13. Original Principal Balance > 600k ($)

                                                                                                                         Pct
Original                                                               % of     Weighted   Weighted   Weighted    Pct    Cash   Pct
Principal                                                Current      Current   Average    Average    Average    Owner   -out   Full
Balance > 600k ($)                                       Balance      Balance    Coupon      Fico       OLTV      Occ    Refi   Doc
------------------                                    -------------   -------   --------   --------   --------   -----   -----  ----
$600,001 - $650,000                                   11,141,793.54     21.52      7.227        665      83.15   94.45   32.82  0.00
$650,001 - $700,000                                   14,227,374.27     27.48      7.440        634      79.87   90.38   43.16  0.00
$700,001 - $750,000                                   25,617,975.50     49.49      7.246        658      80.72   97.08   31.53  0.00
$750,001 - $800,000                                      777,852.44      1.50      6.450        688      80.00   100.00  0.00   0.00
Total:                                                51,764,995.75    100.00      7.283        654      81.00   94.72   34.53  0.00


14. Product Types




                              Aggregate    Averagae
                    Number     Cut-off      Cut-off                                                                      Weighted
                      of         Date        Date       % of    Weighted    % of               Weighted   % of   % of    Average
Product            Mortgage   Principal    Principal  Interest  Average    Owner      % of     Average    Full    2nd    Initial
Types               Loans      Balance      Balance     Only      Fico    Occupied  Purchase     DTI      Doc    Liens     Cap
-----------        --------   ---------    ---------  --------  --------  --------  --------   --------   -----  -----   --------
2/28 ARM 60
  Month IO              107   $45,778,149   $427,833    100.00       680    100.00     91.26      42.16   0.00    0.00      2.030
3/27 ARM
  60 Month IO             4     1,784,056    446,014    100.00       705    100.00     92.33      37.47   0.00    0.00      2.077
30 Fixed                389    46,905,348    120,579      0.00       661     94.38     56.77      43.89   0.00   47.04      0.000
15 Fixed                 14       770,972     55,069      0.00       647     92.79     45.13      39.15   0.00   34.50      0.000
Other                 1,253   335,187,951    267,508      0.00       639     92.82     51.86      43.31   0.00    0.24      2.031
Total:                1,767  $430,426,476   $243,592     11.05       646     93.78     56.74      43.22   0.00    5.37      2.031


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Radian Not Covered

1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 2,446
Aggregate Principal Balance ($): 370,503,684
Weighted Average Current Mortgage Rate (%): 7.960
Non-Zero Weighted Average Margin (%): 6.445
Non-Zero Weighted Average Maximum Rate (%): 13.555
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 357
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 82.93
Weighted Average Combined Effective Original LTV (%): 82.93
% First Liens: 82.76
% Owner Occupied: 89.25
% Purchase: 45.90
% Full Documentation: 65.21
Non-Zero Weighted Average FICO Score: 617





2. Product Types

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------

Fixed - 5 Year                       15       116,471        0.03     12.034          57      94.13      94.13        577      43.39
Fixed - 10 Year                     151     1,488,153        0.40     11.891         117      95.32      95.32        588      40.75
Fixed - 15 Year                     105     2,677,835        0.72     10.340         177      86.62      86.62        625      39.98
Fixed - 20 Year                      92     2,673,810        0.72      9.951         237      92.85      92.85        630      40.82
Fixed - 25 Year                       1       326,724        0.09      6.475         296      90.00      90.00        725      54.48
Fixed - 30 Year                     977    75,117,423       20.27      9.423         357      93.15      93.43        647      42.55
ARM - 2 Year/6 Month LIBOR          842   194,485,281       52.49      7.903         357      78.76      80.96        596      42.52
ARM - 2 Year/6 Month LIBOR
  /5 Year Interest Only             231    83,491,452       22.53      6.658         357      82.97      93.71        636      42.23
ARM - 3 Year/6 Month LIBOR           15     3,034,639        0.82      7.920         357      83.00      84.04        621      43.33
ARM - 3 Year/6 Month LIBOR
  /5 Year Interest Only              12     4,587,800        1.24      6.825         357      77.08      83.42        648      38.27
ARM - 5 Year/6 Month LIBOR            5     2,504,096        0.68      7.018         357      86.08      86.08        654      43.28
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40



3. Range of Gross Interest Rates (%)

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates(%)                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------

5.000% - 5.999%                      60    25,839,729        6.97      5.785         357      77.37      85.41        642      40.32
6.000% - 6.999%                     254    92,644,489       25.01      6.623         356      78.72      86.24        635      42.37
7.000% - 7.999%                     347    93,843,984       25.33      7.568         357      80.49      83.84        610      42.84
8.000% - 8.999%                     485    77,572,155       20.94      8.498         356      83.35      84.88        595      42.68
9.000% - 9.999%                     528    42,879,848       11.57      9.512         354      91.55      92.34        630      42.58
10.000% - 10.999%                   406    25,617,759        6.91     10.527         345      92.70      92.95        610      42.48
11.000% - 11.999%                   234    10,179,541        2.75     11.328         328      92.83      92.89        599      41.62
12.000% - 12.999%                   122     1,817,567        0.49     12.308         197      86.62      86.62        592      36.94
13.000% - 13.999%                    10       108,610        0.03     13.313         139      90.70      90.70        618      43.75
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40

Minimum: 5.250%
Maximum: 13.750%
Weighted Average: 7.960%



4. Range of Cut-off Date Principal Balances ($)

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Banlances($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------
$1 - $25,000                        323     4,484,717        1.21     11.211         183      96.97      96.97        613      40.49
$25,001 - $50,000                   413    14,982,825        4.04     10.005         346      99.40      99.40        647      41.99
$50,001 - $75,000                   364    22,521,536        6.08      9.636         353      92.24      94.51        632      41.31
$75,001 - $100,000                  274    23,800,125        6.42      9.133         355      88.23      89.96        617      42.06
$100,001 - $125,000                 185    20,589,832        5.56      8.998         356      87.07      89.68        615      42.24
$125,001 - $150,000                 124    17,079,401        4.61      8.710         355      82.93      84.71        610      41.91
$150,001 - $175,000                 103    16,668,936        4.50      8.399         354      79.11      80.52        600      42.40
$175,001 - $200,000                  90    16,837,464        4.54      8.233         355      76.38      77.81        602      41.69
$200,001 - $225,000                  63    13,427,635        3.62      7.582         357      76.54      79.91        596      42.42
$225,001 - $250,000                  58    13,809,127        3.73      8.052         357      74.77      77.22        572      43.04
$250,001 - $275,000                  47    12,273,999        3.31      7.621         357      79.10      80.99        587      43.61
$275,001 - $300,000                  41    11,836,156        3.19      7.302         357      78.93      82.19        608      44.61
$300,001 - $325,000                  35    10,945,268        2.95      7.371         357      82.69      84.56        587      44.75
$325,001 - $350,000                  40    13,477,063        3.64      7.283         355      80.44      83.96        604      44.27
$350,001 - $375,000                  25     9,057,986        2.44      7.335         357      79.08      80.10        586      41.08
$375,001 - $400,000                  28    10,847,337        2.93      7.417         357      81.58      87.27        620      43.82
$400,001 - $425,000                  23     9,495,361        2.56      7.497         357      83.48      84.80        606      43.90
$425,001 - $450,000                  23    10,119,813        2.73      7.652         357      85.73      87.92        633      45.18
$450,001 - $475,000                  19     8,800,358        2.38      7.312         357      84.37      88.30        623      41.88
$475,001 - $500,000                  17     8,252,125        2.23      7.391         357      82.79      85.42        624      44.08
$500,001 - $750,000                 142    93,447,625       25.22      7.092         357      80.98      89.09        634      42.15
$750,001 - $1,000,000                 9     7,748,995        2.09      6.002         357      77.59      80.81        659      34.16
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40

Minimum: $4,183
Maximum: $997,139
Average: $151,473



5. Original Terms (month)

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------

 60                                  15       116,471        0.03     12.034          57      94.13      94.13        577      43.39
 120                                151     1,488,153        0.40     11.891         117      95.32      95.32        588      40.75
 180                                105     2,677,835        0.72     10.340         177      86.62      86.62        625      39.98
 240                                 92     2,673,810        0.72      9.951         237      92.85      92.85        630      40.82
 300                                  1       326,724        0.09      6.475         296      90.00      90.00        725      54.48
 359                                  1       680,000        0.18      6.050         355      77.27      93.74        630      49.78
 360                              2,081   362,540,691       97.85      7.915         357      82.78      86.55        617      42.41
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40

Minimum: 60
Maximum: 360
Weighted Average: 357



6. Range of Remaining Terms (month)

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------
Jan-60                               15       116,471        0.03     12.034          57      94.13      94.13        577      43.39
61 - 120                            151     1,488,153        0.40     11.891         117      95.32      95.32        588      40.75
121 - 180                           105     2,677,835        0.72     10.340         177      86.62      86.62        625      39.98
181 - 240                            92     2,673,810        0.72      9.951         237      92.85      92.85        630      40.82
241 - 300                             1       326,724        0.09      6.475         296      90.00      90.00        725      54.48
301 - 360                         2,082   363,220,691       98.03      7.912         357      82.77      86.56        617      42.42
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40

Minimum: 56
Maximum: 357
Weighted Average: 354



7. Range of Combined Original LTV Ratios (%)

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios(%)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------
10.01% - 15.00%                       1        50,345        0.01     10.990         357      12.00      12.00        526      21.78
15.01% - 20.00%                       1       100,732        0.03      6.650         357      19.80      19.80        604      47.44
20.01% - 25.00%                       2       228,425        0.06      7.076         236      23.01      23.01        630      35.79
25.01% - 30.00%                       6       624,031        0.17      8.673         357      27.76      27.76        593      34.13
30.01% - 35.00%                       6     1,038,479        0.28      8.293         357      32.49      32.49        597      42.37
35.01% - 40.00%                      12     1,507,742        0.41      7.800         332      37.58      37.58        600      44.64
40.01% - 45.00%                      14     2,173,832        0.59      7.851         357      43.07      43.68        570      44.37
45.01% - 50.00%                      22     3,238,855        0.87      7.520         357      48.05      48.05        584      37.30
50.01% - 55.00%                      40     8,175,301        2.21      7.085         351      53.15      53.15        589      42.96
55.01% - 60.00%                      66    14,733,185        3.98      7.495         356      58.23      59.15        587      41.33
60.01% - 65.00%                      43     9,438,489        2.55      8.898         357      63.93      65.24        582      43.84
65.01% - 70.00%                      64    15,591,589        4.21      8.709         357      69.29      69.57        566      43.60
70.01% - 75.00%                      84    22,174,420        5.98      7.655         357      74.05      75.22        590      40.94
75.01% - 80.00%                     338   106,107,509       28.64      7.075         357      79.70      90.50        627      42.01
80.01% - 85.00%                     184    45,130,122       12.18      7.538         356      84.53      85.67        573      42.56
85.01% - 90.00%                     227    47,530,724       12.83      7.637         355      89.70      92.28        627      44.27
90.01% - 95.00%                     244    10,539,734        2.84      8.874         313      94.84      94.84        627      43.28
95.01% - 100.00%                  1,092    82,120,169       22.16      9.424         350      99.94      99.94        655      41.94
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40

Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 82.93%



8. Range of Gross Margins (%)

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Range of                       Number of      Date         Date       Gross    Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins(%)                      Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------
Fixed Rate Loans                  1,341    82,400,416       22.24      9.506         342      92.96      93.21        645      42.43
4.501% - 5.000%                      15     6,073,712        1.64      5.526         357      75.79      86.18        650      41.25
5.001% - 5.500%                      55    23,315,586        6.29      5.903         357      78.47      86.91        636      41.15
5.501% - 6.000%                     107    43,175,189       11.65      6.441         357      78.98      87.90        640      40.81
6.001% - 6.500%                     147    49,209,818       13.28      6.937         357      79.98      86.77        624      43.11
6.501% - 7.000%                     781   166,328,963       44.89      8.268         357      80.74      83.01        592      42.79
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40

Non-Zero Minimum: 4.510%
Maximum: 6.990%
Non-Zero Weighted Average: 6.445%



9. Range of Minimum Mortgage Rates (%)

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates(%)                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------
Fixed Rate Loans                  1,341    82,400,416       22.24      9.506         342      92.96      93.21        645      42.43
5.001% - 5.500%                       9     3,348,722        0.90      5.445         357      75.60      80.30        657      38.13
5.501% - 6.000%                      52    22,537,778        6.08      5.837         357      77.72      86.70        637      40.85
6.001% - 6.500%                      82    34,869,802        9.41      6.346         357      79.16      89.47        640      41.44
6.501% - 7.000%                     150    51,309,193       13.85      6.827         357      79.16      85.69        628      42.46
7.001% - 7.500%                     126    40,087,694       10.82      7.303         357      80.87      84.59        614      42.77
7.501% - 8.000%                     193    49,146,866       13.26      7.809         357      81.69      84.80        605      43.04
8.001% - 8.500%                     165    38,099,003       10.28      8.264         357      82.88      84.42        590      43.28
8.501% - 9.000%                     163    26,599,598        7.18      8.785         357      81.66      83.48        580      42.79
9.001% - 9.500%                      66     9,198,034        2.48      9.276         357      80.18      82.07        561      42.48
9.501% - 10.000%                     52     5,763,028        1.56      9.803         357      73.63      75.55        545      41.31
10.001% - 10.500%                    17     1,863,146        0.50     10.308         357      73.02      75.72        538      37.24
10.501% - 11.000%                    19     3,598,837        0.97     10.782         357      67.19      67.19        551      44.28
11.001% - 11.500%                     3       533,880        0.14     11.310         357      68.32      68.32        580      37.95
11.501% - 12.000%                     6       984,319        0.27     11.728         357      66.79      67.39        551      39.09
12.001% - 12.500%                     2       163,367        0.04     12.282         357      66.99      66.99        503      38.29
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40

Non-Zero Minimum: 5.250%
Maximum: 12.300%
Non-Zero Weighted Average: 7.518%



10. Range of Maximum Mortgage Rates (%)

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------
Fixed Rate Loans                  1,341    82,400,416       22.24      9.506         342      92.96      93.21        645      42.43
11.001% - 11.500%                     9     3,348,722        0.90      5.445         357      75.60      80.30        657      38.13
11.501% - 12.000%                    50    21,939,580        5.92      5.837         357      78.33      87.56        637      40.88
12.001% - 12.500%                    79    33,293,898        8.99      6.354         357      79.89      90.35        641      41.29
12.501% - 13.000%                   147    49,784,771       13.44      6.820         357      78.77      85.25        629      42.26
13.001% - 13.500%                   124    40,489,960       10.93      7.259         357      80.21      84.17        614      42.85
13.501% - 14.000%                   190    49,456,372       13.35      7.761         357      81.86      85.17        607      43.15
14.001% - 14.500%                   164    37,403,758       10.10      8.233         357      82.59      84.14        591      43.06
14.501% - 15.000%                   167    27,310,458        7.37      8.717         357      81.63      83.48        579      42.68
15.001% - 15.500%                    71    10,949,631        2.96      9.107         357      81.40      83.05        567      43.39
15.501% - 16.000%                    54     6,622,269        1.79      9.644         357      73.87      75.54        547      42.53
16.001% - 16.500%                    17     1,926,621        0.52     10.245         357      73.67      76.28        537      37.78
16.501% - 17.000%                    20     3,625,295        0.98     10.714         357      67.09      67.09        547      43.26
17.001% - 17.500%                     4       587,691        0.16     11.213         356      68.01      68.01        576      35.59
17.501% - 18.000%                     7     1,200,875        0.32     11.588         357      67.37      67.86        557      41.29
18.001% - 18.500%                     2       163,367        0.04     12.282         357      66.99      66.99        503      38.29
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40

Non-Zero Minimum: 11.250%
Maximum: 18.300%
Non-Zero Weighted Average: 13.555%



11. Initial Cap (%)

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------
Fixed Rate Loans                  1,341    82,400,416       22.24      9.506         342      92.96      93.21        645      42.43
2.00%                             1,067   277,217,985       74.82      7.518         357      80.21      85.01        610      42.29
3.00%                                38    10,885,283        2.94      7.518         356      76.15      78.60        595      44.78
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40

Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.038%



12. Periodic Cap (%)

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------
Fixed Rate Loans                  1,341   82,400,416       22.24       9.506         342      92.96      93.21        645      42.43
1.50%                             1,105  288,103,268       77.76       7.518         357      80.06      84.77        609      42.39
Total:                            2,446  370,503,684      100.00       7.960         354      82.93      86.65        617      42.40

Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%



13. Next Rate Adjustment Date

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------
Fixed Rate Loans                  1,341    82,400,416       22.24      9.506         342      92.96      93.21        645      42.43
Apr-07                                5       838,633        0.23      8.497         354      95.57      96.37        664      42.48
May-07                               14     3,885,178        1.05      7.541         355      77.85      78.43        604      42.79
Jun-07                              149    40,411,772       10.91      7.555         356      79.08      84.07        601      43.81
Jul-07                              905   232,841,150       62.84      7.521         357      80.17      84.97        609      42.19
Jun-08                                4     1,131,099        0.31      7.891         356      66.48      78.75        647      35.14
Jul-08                               23     6,491,339        1.75      7.151         357      81.70      84.53        636      41.18
Jul-10                                5     2,504,096        0.68      7.018         357      86.08      86.08        654      43.28
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40

Non-Zero Weighted Average: 2007-07-15



14. Geographical Distribution

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------
California                          479   110,492,316       29.82      7.565         355      82.14      87.06        621      43.69
New York                            211    48,471,463       13.08      7.818         354      82.10      85.68        633      43.21
Florida                             302    41,696,714       11.25      7.984         354      81.77      84.16        608      40.61
New Jersey                          144    27,020,455        7.29      8.374         353      82.17      83.69        618      41.77
Massachusetts                        89    15,878,772        4.29      8.047         354      81.94      84.51        622      44.12
Virginia                             81    15,789,340        4.26      7.858         355      80.41      85.99        620      41.20
Maryland                            112    15,415,687        4.16      8.082         354      85.36      86.09        601      43.75
Illinois                            118    11,460,835        3.09      8.403         352      87.09      89.42        612      40.21
Georgia                             115     7,778,678        2.10      8.934         346      86.70      89.86        595      37.38
Hawaii                               34     7,496,602        2.02      7.483         357      83.99      94.28        663      41.01
Connecticut                          47     6,585,953        1.78      7.900         353      81.09      82.71        618      45.64
Other                               714    62,416,870       16.85      8.407         350      85.18      89.04        604      41.31
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
Number of States Represented: 42



15. Occupancy

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                               Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------
Primary                           2,235   330,678,754       89.25      7.952         353      83.12      87.08        616      42.40
Investment                          190    33,876,291        9.14      7.969         354      82.26      84.14        635      42.24
Second Home                          21     5,948,640        1.61      8.341         354      76.07      76.53        595      43.24
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40



16. Property Types

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------
Single Family Residence           1,995   288,372,680       77.83      8.012         354      82.92      86.48        612      42.15
2-4 Family                          252    55,473,156       14.97      7.705         353      82.10      87.08        636      44.11
Condo                               198    26,530,513        7.16      7.915         354      84.75      87.57        635      41.43
Modular                               1       127,335        0.03     10.150         357      75.00      75.00        517      49.85
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40



17. Loan Purpose

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------

Refinance - Cashout               1,025   198,052,282       53.45      7.710         355      78.56      80.50        597      42.68
Purchase                          1,411   170,077,750       45.90      8.253         352      88.18      93.97        641      42.02
Refinance - Rate Term                10     2,373,652        0.64      7.844         353      71.21      74.28        575      45.46
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40



18. Documentation Level

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------
Full Documentation                1,750   241,612,494       65.21      7.800         353      84.25      87.84        609      42.40
Stated Documentation                663   120,446,516       32.51      8.293         355      80.07      84.28        635      42.73
Easy Documentation                   33     8,444,674        2.28      7.787         354      85.74      86.10        610      37.48
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40



19. Original Prepayment Penalty Term (months)

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------
                          0         668    79,212,078       21.38      8.543         351      85.33      87.87        627      42.05
                         12         280    55,505,499       14.98      7.971         354      82.49      86.16        625      42.08
                         24       1,287   203,557,343       54.94      7.800         354      82.74      87.24        614      42.46
                         36         211    32,228,765        8.70      7.516         354      78.99      80.73        602      43.39
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23



20. Lien Position

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------
1st Lien                          1,205   306,637,199       82.76      7.524         356      79.51      84.00        610      42.37
2nd Lien                          1,241    63,866,485       17.24     10.050         340      99.32      99.32        651      42.52
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40



21. FICO Score

                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
--------------------          ---------    ---------    ---------   --------   ---------   --------   --------   --------   --------
500 - 500                             3       508,349        0.14      8.072         357      58.77      58.77        500      45.09
501 - 520                            97    20,219,754        5.46      8.873         357      72.06      72.54        512      43.27
521 - 540                           141    30,970,164        8.36      8.286         357      76.63      77.54        531      44.03
541 - 560                           168    24,711,480        6.67      8.149         352      75.86      77.17        550      43.47
561 - 580                           207    23,260,050        6.28      8.203         347      76.63      79.47        570      41.87
581 - 600                           319    41,480,748       11.20      7.939         352      81.92      86.22        591      42.79
601 - 620                           304    52,875,554       14.27      7.596         354      84.13      87.84        610      40.98
621 - 640                           371    51,127,718       13.80      8.000         352      85.21      89.21        631      41.77
641 - 660                           289    39,296,416       10.61      7.780         354      87.35      90.71        650      41.93
661 - 680                           235    34,325,950        9.26      7.957         354      88.63      94.01        670      42.91
681 - 700                           117    16,657,523        4.50      7.906         356      87.34      93.77        689      42.35
701 - 720                            88    16,716,217        4.51      7.326         354      87.06      94.86        710      42.48
721 - 740                            39     5,884,904        1.59      7.924         351      90.50      93.42        731      40.70
741 - 760                            40     7,331,631        1.98      8.010         356      88.12      96.54        748      42.95
761 - 780                            17     3,265,067        0.88      7.548         355      84.15      87.77        770      43.00
781 - 800                             8     1,219,215        0.33      7.452         354      87.74     100.00        787      45.45
801 >=                                3       652,944        0.18      7.348         357      90.72      95.36        808      52.22
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is

9. CREDIT GRADES

CREDIT GRADES  please
use Relevant Credit Grades
of Originator                           WAFICO               WALTV              Loan Count             $ Avge Loan Amount
--------------------------            ----------             -----              ----------             ------------------
C                                             511            37.93                        1                 109,903.65
AXP                                   581.1895746            80.22                      411                 218,549.92
AXTC                                  621.7328392            80.89                       36                 213,224.76
AXTH                                  616.1501661            89.13                       54                 308,115.60
AXTJ                                          632            80.00                        1                 937,151.62
A-XP                                  575.9546695            77.94                      238                 218,801.75
A+XP                                  628.6527409            81.28                    2,191                 225,084.07
A+XT                                  658.5989663            83.10                    1,415                 262,068.03
BXP                                   571.9154619            75.01                      201                 220,332.20
CXP                                   577.2064929            71.06                      103                 192,247.33
C-XP                                  560.4651521            66.38                       31                 170,421.65
DXP                                   576.3505842            46.06                        2                 151,045.24
XTA                                   611.8215927            98.54                       37                  55,502.70
XTA+                                  654.0988777            99.55                    1,002                  59,398.13


CREDIT GRADES  please
use Relevant Credit Grades                                                                                   FICO
of Originator                         % of Pool                   Agg $ Balance            WAC           520 and below
--------------------------            ---------                  ----------------         ------         -------------
C                                        0.01                         109,903.65          11.990             100.00%
AXP                                      7.73                      89,824,018.01           7.458               8.76%
AXTC                                     0.66                       7,676,091.23           6.814               0.00%
AXTH                                     1.43                      16,638,242.19           7.781               0.00%
AXTJ                                     0.08                         937,151.62           5.950               0.00%
A-XP                                     4.48                      52,074,817.39           7.779              11.95%
A+XP                                    42.42                     493,159,197.10           7.025               2.66%
A+XT                                    31.90                     370,826,268.34           6.951               0.00%
BXP                                      3.81                      44,286,772.60           7.982              17.03%
CXP                                      1.70                      19,801,475.12           8.559              13.26%
C-XP                                     0.45                       5,283,071.26          10.956              21.14%
DXP                                      0.03                         302,090.48          11.389               0.00%
XTA                                      0.18                       2,053,599.89          10.412               0.00%
XTA+                                     5.12                      59,516,926.33           9.959               0.00%


CREDIT GRADES  please
use Relevant Credit Grades                            FICO                                                 LTV
of Originator                         521-540           541-560            561-580         581 and above       85% LTV & below
--------------------------            -------           -------            -------         -------------       ---------------
C                                       0.00%              0.00%             0.00%               0.00%               100.00%
AXP                                    11.16%             17.85%            15.27%              46.97%                77.28%
AXTC                                    0.00%              0.00%             2.13%              97.87%                90.98%
AXTH                                    0.00%              5.10%             9.07%              85.83%                31.02%
AXTJ                                    0.00%              0.00%             0.00%             100.00%               100.00%
A-XP                                   10.00%             22.55%            17.54%              37.96%                79.65%
A+XP                                    3.82%              5.97%             8.73%              78.81%                71.63%
A+XT                                    0.00%              0.07%             0.56%              99.37%                78.58%
BXP                                    18.61%             16.59%            10.71%              37.06%                99.10%
CXP                                     8.07%             18.64%            19.91%              40.11%               100.00%
C-XP                                   17.24%             11.20%            13.66%              36.76%               100.00%
DXP                                    58.50%              0.00%             0.00%              41.50%               100.00%
XTA                                     0.00%              8.02%             6.86%              85.12%                 0.00%
XTA+                                    0.00%              0.00%             0.91%              99.09%                 0.03%

                                                                          Percentage of Aggregate Collateral
CREDIT GRADES  please
use Relevant Credit Grades                                                 LTV                            Loan Amount
of Originator                         LTV 85.01-90            LTV 90.01-95            LTV 95.01-100         LTV 100.01+
--------------------------            ------------            ------------            -------------         -----------
C                                             0.00%                   0.00%                   0.00%             0.00%
AXP                                          21.44%                   0.69%                   0.59%             0.00%
AXTC                                          9.02%                   0.00%                   0.00%             0.00%
AXTH                                         48.84%                  17.49%                   2.65%             0.00%
AXTJ                                          0.00%                   0.00%                   0.00%             0.00%
A-XP                                         20.10%                   0.25%                   0.00%             0.00%
A+XP                                         27.63%                   0.57%                   0.16%             0.00%
A+XT                                         10.59%                   4.74%                   6.09%             0.00%
BXP                                           0.89%                   0.01%                   0.00%             0.00%
CXP                                           0.00%                   0.00%                   0.00%             0.00%
C-XP                                          0.00%                   0.00%                   0.00%             0.00%
DXP                                           0.00%                   0.00%                   0.00%             0.00%
XTA                                           6.76%                  11.35%                  81.89%             0.00%
XTA+                                          1.59%                   4.17%                  94.21%             0.00%




CREDIT GRADES  please                                           Percentage of Aggregate Collateral
use Relevant Credit Grades                                                    Loan Amount
of Originator                         $50K and below            $50.01-75K          $75.01-100K       $100.01 - $600K
--------------------------            --------------            ----------          -----------       ---------------
C                                             0.00%                    0.00%            0.00%                100.00%
AXP                                           0.41%                    1.43%            2.82%                 86.85%
AXTC                                          0.00%                    0.00%            4.64%                 95.36%
AXTH                                          0.00%                    0.42%            1.53%                 77.67%
AXTJ                                          0.00%                    0.00%            0.00%                  0.00%
A-XP                                          0.25%                    0.76%            4.14%                 86.78%
A+XP                                          0.37%                    1.33%            2.82%                 87.43%
A+XT                                          0.00%                    0.39%            2.13%                 85.16%
BXP                                           0.23%                    1.46%            3.03%                 92.19%
CXP                                           0.20%                    2.63%            5.31%                 84.66%
C-XP                                          0.00%                    2.09%            6.85%                 91.06%
DXP                                           0.00%                    0.00%            0.00%                100.00%
XTA                                          31.10%                   24.22%           18.43%                 26.25%
XTA+                                         27.70%                   23.40%           17.33%                 31.58%


CREDIT GRADES  please                                           Percentage of Aggregate Collateral
use Relevant Credit Grades                                                  Loan Amount             Documentation
of Originator                         $600.01-750K           $750-900K              >$900K             Full Doc
--------------------------            ------------           ---------              ------             --------
C                                          0.00%                 0.00%               0.00%              0.00%
AXP                                        8.49%                 0.00%               0.00%             69.60%
AXTC                                       0.00%                 0.00%               0.00%             93.87%
AXTH                                      20.37%                 0.00%               0.00%             17.82%
AXTJ                                       0.00%                 0.00%             100.00%            100.00%
A-XP                                       8.07%                 0.00%               0.00%             61.16%
A+XP                                       7.70%                 0.16%               0.20%             71.69%
A+XT                                      10.95%                 1.09%               0.27              46.32%
BXP                                        3.09%                 0.00%               0.00%             63.67%
CXP                                        7.21%                 0.00%               0.00%             62.67%
C-XP                                       0.00%                 0.00%               0.00%             67.75%
DXP                                        0.00%                 0.00%               0.00%            100.00%
XTA                                        0.00%                 0.00%               0.00%             94.26%
XTA+                                       0.00%                 0.00%               0.00%             61.34%


CREDIT GRADES  please
use Relevant Credit Grades                      Documentation                                   Interest Only
of Originator                         Stated Doc              Limited Doc           2yr IO         3yr IO          5yr IO
--------------------------            ----------              -----------           ------         ------          ------
C                                        100.00%                   0.00%          0.00%          0.00%             0.00%
AXP                                       26.86%                   0.00%          0.00%          0.00%            10.02%
AXTC                                       6.13%                   0.00%          0.00%          0.00%            45.47%
AXTH                                      80.24%                   0.00%          0.00%          0.00%             3.16%
AXTJ                                       0.00%                   0.00%          0.00%          0.00%             0.00%
A-XP                                      36.51%                   0.00%          0.00%          0.00%             0.00%
A+XP                                      26.40%                   0.00%          0.00%          0.00%            25.06%
A+XT                                      52.66%                   0.00%          0.00%          0.00%            36.48%
BXP                                       35.64%                   0.00%          0.00%          0.00%             1.35%
CXP                                       36.75%                   0.00%          0.00%          0.00%             0.00%
C-XP                                      32.25%                   0.00%          0.00%          0.00%             0.00%
DXP                                        0.00%                   0.00%          0.00%          0.00%             0.00%
XTA                                        5.74%                   0.00%          0.00%          0.00%             0.00%
XTA+                                      38.66%                   0.00%          0.00%          0.00%             0.00%




CREDIT GRADES  please
use Relevant Credit Grades           Interest Only                           DTI                                     Other Data
of Originator                          10yr IO          DTI > 45           DTI > 50          Wtd Avg DTI         Not Owner Occupied
--------------------------             -------          --------           --------          -----------         ------------------
C                                     0.00%             100.00%             0.00%                0.00%                    0.00%
AXP                                   0.00%              50.02%            20.78%                0.00%                    0.00%
AXTC                                  0.00%              56.97%             0.00%                0.00%                    0.00%
AXTH                                  0.00%              51.19%            19.81%                0.00%                    0.00%
AXTJ                                  0.00%               0.00%             0.00%                0.00%                    0.00%
A-XP                                  0.00%              47.99%            23.28%                0.00%                    0.00%
A+XP                                  0.00%              48.00%            14.58%                0.00%                    0.00%
A+XT                                  0.00%              48.10%             3.00%                0.00%                    0.00%
BXP                                   0.00%              58.06%            30.92%                0.00%                    0.00%
CXP                                   0.00%              53.45%            32.53%                0.00%                    0.00%
C-XP                                  0.00%              39.89%            24.39%                0.00%                    0.00%
DXP                                   0.00%              58.50%            58.50%                0.00%                    0.00%
XTA                                   0.00%              53.94%             0.00%                0.00%                    0.00%
XTA+                                  0.00%              49.54%             0.86%                0.00%                    0.00%

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Loans With Silent Seconds


1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 2,115
Aggregate Principal Balance ($): 514,164,614
Weighted Average Current Mortgage Rate (%): 6.895
Non-Zero Weighted Average Margin (%): 6.112
Non-Zero Weighted Average Maximum Rate (%): 12.903
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.62
% First Liens: 100.00
% Owner Occupied: 94.75
% Purchase: 81.74
% Full Documentation: 62.76
Non-Zero Weighted Average FICO Score: 651


2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                       1       107,316        0.02      6.250         237      80.00      90.00        600      19.85
Fixed - 30 Year                     120    25,711,935        5.00      7.057         357      82.10      98.23        659      42.64
ARM - 2 Year/6 Month LIBOR        1,230   274,011,850       53.29      7.191         357      82.41      97.93        648      42.27
ARM - 2 Year/6 Month
 LIBOR/5 Year Interest Only         704   201,097,897       39.11      6.477         357      80.57      99.67        653      42.48
ARM - 3 Year/6 Month LIBOR           25     4,159,291        0.81      7.083         357      82.53      99.07        673      40.92
ARM - 3 Year/6 Month
 LIBOR/5 Year Interest Only          24     5,975,714        1.16      6.596         357      78.58      97.31        682      40.99
ARM - 5 Year/6 Month LIBOR           11     3,100,611        0.60      6.887         357      81.76      98.26        657      38.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                     186    60,068,799       11.68      5.771         357      80.14      99.31        670      42.40
6.000% - 6.999%                     922   255,823,470       49.76      6.554         357      80.61      99.01        661      42.90
7.000% - 7.999%                     713   157,897,739       30.71      7.469         357      82.76      98.22        642      41.67
8.000% - 8.999%                     248    36,458,867        7.09      8.359         357      86.09      97.01        600      41.11
9.000% - 9.999%                      38     3,295,831        0.64      9.397         357      83.84      95.30        568      39.95
10.000% - 10.999%                     7       440,025        0.09     10.282         357      82.10      96.88        563      44.87
11.000% - 11.999%                     1       179,883        0.03     11.700         357      65.00      68.25        559      43.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 11.700%
Weighted Average: 6.895%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                    61     3,783,453        0.74      8.996         357      84.12      99.04        604      41.90
$75,001 - $100,000                  129    11,482,066        2.23      7.655         357      82.96      98.30        625      40.31
$100,001 - $125,000                 273    30,574,818        5.95      7.537         356      83.66      98.62        628      41.75
$125,001 - $150,000                 210    28,797,113        5.60      7.381         357      82.81      98.63        632      41.11
$150,001 - $175,000                 196    31,494,535        6.13      7.062         357      82.87      98.18        636      42.47
$175,001 - $200,000                 200    37,467,425        7.29      6.975         357      81.83      98.77        652      41.64
$200,001 - $225,000                 150    31,909,228        6.21      6.895         357      82.11      98.59        643      42.19
$225,001 - $250,000                 105    24,902,299        4.84      6.709         357      81.45      99.24        656      43.17
$250,001 - $275,000                 106    27,804,858        5.41      6.884         357      81.98      98.88        651      41.23
$275,001 - $300,000                  97    27,836,780        5.41      6.763         357      81.13      98.77        650      42.37
$300,001 - $325,000                  88    27,515,069        5.35      6.837         357      81.70      98.58        649      42.78
$325,001 - $350,000                  77    25,958,687        5.05      6.755         357      81.75      98.60        649      41.32
$350,001 - $375,000                  60    21,702,767        4.22      6.792         357      81.33      99.04        658      43.36
$375,001 - $400,000                  57    22,072,774        4.29      6.573         357      80.99      99.12        665      43.43
$400,001 - $425,000                  43    17,771,793        3.46      6.758         357      81.35      98.70        664      43.07
$425,001 - $450,000                  52    22,846,248        4.44      6.505         357      80.84      98.41        677      44.87
$450,001 - $475,000                  39    18,050,733        3.51      6.837         357      81.66      98.97        659      45.28
$475,001 - $500,000                  25    12,123,141        2.36      6.502         357      81.94      99.13        670      42.15
$500,001 - $750,000                 145    88,355,823       17.18      6.703         357      80.04      98.25        662      42.00
$750,001 - $1,000,000                 2     1,715,004        0.33      6.177         357      80.00      94.54        657      31.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $50,299
Maximum: $937,152
Average: $243,104


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
240                                   1       107,316        0.02      6.250         237      80.00      90.00        600      19.85
359                                   1       680,000        0.13      6.050         355      77.27      93.74        630      49.78
360                               2,113   513,377,298       99.85      6.896         357      81.63      98.64        651      42.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
181 - 240                             1       107,316        0.02      6.250         237      80.00      90.00        600      19.85
301 - 360                         2,114   514,057,298       99.98      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 237
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                   Cut-off      Cut-off      Average    Average     Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
40.01% - 45.00%                       1       207,271        0.04      6.850         357      44.59      51.03        533      53.05
55.01% - 60.00%                       1       748,014        0.15      6.650         357      60.00      78.16        568      48.74
60.01% - 65.00%                       2       929,883        0.18      8.708         356      63.29      76.60        661      34.06
65.01% - 70.00%                       3       320,436        0.06      7.097         357      69.84      93.00        611      44.22
70.01% - 75.00%                       9     2,948,227        0.57      7.317         357      73.27      93.51        640      38.90
75.01% - 80.00%                   1,566   408,127,127       79.38      6.730         357      79.96      99.34        660      42.54
80.01% - 85.00%                     102    19,156,759        3.73      7.160         357      84.98      95.33        618      41.07
85.01% - 90.00%                     431    81,726,898       15.90      7.624         357      89.99      96.59        616      41.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 44.59%
Maximum: 90.00%
Weighted Average: 81.62%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    121    25,819,251        5.02      7.054         356      82.09      98.20        659      42.54
4.001% - 4.500%                       3       845,960        0.16      5.186         357      80.00     100.00        716      45.95
4.501% - 5.000%                      50    15,868,498        3.09      5.507         357      79.99      99.72        670      44.40
5.001% - 5.500%                     221    72,340,294       14.07      5.966         357      80.19      99.31        666      42.17
5.501% - 6.000%                     440   123,849,956       24.09      6.442         357      80.67      99.21        662      42.97
6.001% - 6.500%                     440   113,285,179       22.03      6.909         357      80.85      98.54        656      42.27
6.501% - 7.000%                     840   162,155,476       31.54      7.765         357      83.62      97.89        630      41.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.410%
Maximum: 6.990%
Non-Zero Weighted Average: 6.112%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    121    25,819,251        5.02      7.054         356      82.09      98.20        659      42.54
5.001% - 5.500%                      28     8,015,213        1.56      5.358         357      79.99      99.45        675      43.88
5.501% - 6.000%                     184    59,359,748       11.54      5.855         357      80.15      99.30        666      42.41
6.001% - 6.500%                     387   116,228,187       22.61      6.340         357      80.46      99.35        662      42.81
6.501% - 7.000%                     472   123,374,076       24.00      6.804         357      80.74      98.74        660      42.70
7.001% - 7.500%                     357    82,112,770       15.97      7.296         357      82.13      98.61        648      42.28
7.501% - 8.000%                     295    63,030,785       12.26      7.762         357      83.73      97.64        630      40.93
8.001% - 8.500%                     154    24,103,144        4.69      8.263         357      86.39      96.98        605      41.03
8.501% - 9.000%                      79     8,964,027        1.74      8.712         357      86.29      96.97        585      41.84
9.001% - 9.500%                      19     1,685,252        0.33      9.268         357      83.59      94.33        569      42.34
9.501% - 10.000%                     13       975,090        0.19      9.780         357      83.35      96.93        571      41.16
10.001% - 10.500%                     5       317,187        0.06     10.368         357      79.84      95.68        549      44.38
11.501% - 12.000%                     1       179,883        0.03     11.700         357      65.00      68.25        559      43.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 11.700%
Non-Zero Weighted Average: 6.887%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    121    25,819,251        5.02      7.054         356      82.09      98.20        659      42.54
11.001% - 11.500%                    28     8,015,213        1.56      5.358         357      79.99      99.45        675      43.88
11.501% - 12.000%                   180    57,768,388       11.24      5.861         357      80.15      99.28        666      42.82
12.001% - 12.500%                   381   113,842,035       22.14      6.343         357      80.47      99.42        662      42.72
12.501% - 13.000%                   470   123,314,714       23.98      6.789         357      80.70      98.76        660      42.43
13.001% - 13.500%                   357    83,343,085       16.21      7.264         357      82.08      98.53        649      42.47
13.501% - 14.000%                   298    63,561,791       12.36      7.739         357      83.66      97.66        632      41.06
14.001% - 14.500%                   158    25,077,727        4.88      8.220         357      86.18      97.03        607      40.88
14.501% - 15.000%                    82    10,083,743        1.96      8.601         357      86.26      97.09        591      42.02
15.001% - 15.500%                    21     1,866,506        0.36      9.159         357      83.60      94.88        586      42.75
15.501% - 16.000%                    13       975,090        0.19      9.780         357      83.35      96.93        571      41.16
16.001% - 16.500%                     5       317,187        0.06     10.368         357      79.84      95.68        549      44.38
17.501% - 18.000%                     1       179,883        0.03     11.700         357      65.00      68.25        559      43.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 17.700%
Non-Zero Weighted Average: 12.903%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Initial Cap (%)               Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Fixed Rate Loans                Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
2.00%                             1,967   480,260,321       93.41      6.891         357      81.59      98.66        650      42.32
3.00%                                27     8,085,042        1.57      6.638         355      81.78      98.06        677      41.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.017%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                             Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    121    25,819,251        5.02      7.054         356      82.09      98.20        659      42.54
1.50%                             1,994   488,345,363       94.98      6.887         357      81.60      98.65        651      42.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    121    25,819,251        5.02      7.054         356      82.09      98.20        659      42.54
Feb-07                                1       254,517        0.05      6.250         352      90.00     100.00        689      35.14
Apr-07                                2       340,432        0.07      7.219         354      81.97     100.00        663      49.12
May-07                               14     3,517,924        0.68      6.841         355      83.05      98.26        673      43.17
Jun-07                              224    58,429,646       11.36      6.794         356      81.06      98.77        656      42.42
Jul-07                            1,693   412,567,228       80.24      6.902         357      81.69      98.65        649      42.34
May-08                                2       365,232        0.07      7.538         355      86.25     100.00        699      41.32
Jun-08                                7     1,819,876        0.35      7.185         356      73.38      91.18        683      40.14
Jul-08                               40     7,949,897        1.55      6.672         357      81.48      99.52        677      41.13
Jul-10                               11     3,100,611        0.60      6.887         357      81.76      98.26        657      38.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted
Average: 2007-07-11


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          407   149,056,602       28.99      6.545         357      80.53      98.90        658      43.00
New York                            181    63,391,478       12.33      6.846         357      81.16      98.61        670      44.59
Florida                             236    48,860,330        9.50      7.042         357      82.17      98.64        650      40.81
New Jersey                           99    26,635,727        5.18      7.129         357      82.39      98.39        660      41.96
Maryland                             89    21,689,081        4.22      6.806         357      82.10      98.59        643      42.22
Illinois                            118    21,530,744        4.19      7.146         357      81.80      98.28        655      41.33
Georgia                             136    20,733,530        4.03      7.276         357      83.83      98.58        629      41.44
Virginia                             69    19,837,556        3.86      6.881         357      81.63      97.99        650      42.05
Massachusetts                        71    17,870,966        3.48      6.888         357      80.86      99.26        660      43.10
Hawaii                               34    13,090,207        2.55      6.559         357      80.22      99.07        673      42.16
Colorado                             54    10,176,451        1.98      6.844         357      81.00      98.24        632      40.12
Other                               621   101,291,943       19.70      7.248         357      82.85      98.39        632      41.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Number of States
Represented: 42


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                           1,973   487,158,457       94.75      6.865         357      81.27      98.81        650      42.44
Investment                          131    23,968,383        4.66      7.530         357      88.41      95.22        676      39.92
Second Home                          11     3,037,774        0.59      6.774         357      84.80      95.75        673      41.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           1,737   411,244,602       79.98      6.884         357      81.58      98.62        648      42.01
2-4 Family                          211    65,400,138       12.72      6.956         357      82.07      98.60        672      44.10
Condo                               167    37,519,874        7.30      6.911         357      81.27      98.72        658      42.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                          1,742   420,298,241       81.74      6.914         357      81.52      99.03        655      42.42
Refinance - Cashout                 366    91,841,476       17.86      6.805         357      82.02      96.79        633      41.76
Refinance - Rate Term                 7     2,024,896        0.39      7.082         357      85.42      97.98        631      47.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                1,458   322,680,906       62.76      6.800         357      82.64      98.32        637      41.79
Stated Documentation                649   190,177,161       36.99      7.052         357      79.88      99.20        675      43.27
Easy Documentation                    8     1,306,547        0.25      7.483         357      84.42      92.15        602      34.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   458    97,710,671       19.00      7.194         357      82.16      98.40        652      41.56
12                                  279    82,141,548       15.98      6.951         357      81.61      98.65        666      43.41
24                                1,235   304,435,994       59.21      6.799         357      81.41      98.71        648      42.31
36                                  143    29,876,401        5.81      6.742         356      82.04      98.45        644      41.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                          2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
501 - 520                            10     1,279,514        0.25      8.595         357      79.25      93.92        515      40.87
521 - 540                            12     2,652,906        0.52      8.015         357      79.64      90.18        533      34.06
541 - 560                            80    12,350,525        2.40      8.210         357      88.43      95.11        555      42.28
561 - 580                           142    28,064,899        5.46      7.780         357      86.68      94.62        571      42.71
581 - 600                           234    46,903,658        9.12      7.028         357      82.79      98.60        591      42.15
601 - 620                           189    41,156,679        8.00      6.919         357      82.64      98.93        611      41.69
621 - 640                           358    81,397,892       15.83      6.903         357      80.92      99.08        630      42.52
641 - 660                           337    86,830,232       16.89      6.762         357      80.96      99.15        650      42.62
661 - 680                           266    77,956,446       15.16      6.785         357      80.36      99.44        670      42.44
681 - 700                           191    50,569,928        9.84      6.628         357      80.40      98.77        689      41.49
701 - 720                           131    37,066,086        7.21      6.624         357      81.19      98.89        709      42.17
721 - 740                            66    19,201,004        3.73      6.770         357      80.96      99.25        731      42.93
741 - 760                            47    14,285,724        2.78      6.610         357      80.67      98.24        748      43.33
761 - 780                            33     8,811,970        1.71      6.539         357      81.70      98.93        769      43.43
781 - 800                            14     4,538,502        0.88      6.726         357      81.19      99.26        791      42.76
801 >=                                5     1,098,648        0.21      6.844         357      85.52      97.24        809      47.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 502
Maximum: 817
Weighted Average: 651


BARCLAYS CAPITAL



The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Interest Only




1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 927
Aggregate Principal Balance ($): 272,495,719
Weighted Average Current Mortgage Rate (%): 6.496
Non-Zero Weighted Average Margin (%): 5.779
Non-Zero Weighted Average Maximum Rate (%): 12.518
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.41
% First Liens: 100.00
% Owner Occupied: 99.89
% Purchase: 70.81
% Full Documentation: 81.24
Non-Zero Weighted Average FICO Score: 650




2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month
 LIBOR/5 Year Interest Only         885   260,521,716       95.61      6.501         357      81.49      96.23        649      42.30
ARM - 3 Year/6 Month
 LIBOR/5 Year Interest Only          42    11,974,003        4.39      6.392         357      79.73      89.08        670      39.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                     198    67,390,125       24.73      5.756         357      79.90      94.43        663      42.25
6.000% - 6.999%                     529   154,026,447       56.52      6.493         357      81.12      96.13        649      42.19
7.000% - 7.999%                     175    46,640,265       17.12      7.411         357      83.57      97.08        635      42.14
8.000% - 8.999%                      24     4,379,383        1.61      8.220         357      91.77      99.14        632      41.78
9.000% - 9.999%                       1        59,500        0.02      9.500         356     100.00     100.00        655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 9.500%
Weighted Average: 6.496%



4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                     2       119,500        0.04      8.872         356     100.00     100.00        639      49.05
$75,001 - $100,000                   23     1,986,491        0.73      7.150         357      82.07      98.87        629      41.04
$100,001 - $125,000                  70     7,825,440        2.87      7.020         357      81.42      97.37        628      42.43
$125,001 - $150,000                  66     9,152,915        3.36      6.836         357      80.11      97.12        640      43.26
$150,001 - $175,000                  80    12,907,035        4.74      6.599         357      81.52      96.41        628      42.75
$175,001 - $200,000                  78    14,684,899        5.39      6.543         357      81.25      98.51        645      41.59
$200,001 - $225,000                  68    14,462,009        5.31      6.496         357      81.84      97.78        642      42.60
$225,001 - $250,000                  59    13,999,742        5.14      6.407         357      81.26      97.08        646      42.92
$250,001 - $275,000                  53    13,960,439        5.12      6.494         357      81.66      95.83        659      40.13
$275,001 - $300,000                  61    17,514,829        6.43      6.456         357      82.12      94.94        646      42.22
$300,001 - $325,000                  46    14,389,996        5.28      6.553         357      82.60      94.70        637      43.00
$325,001 - $350,000                  41    13,823,538        5.07      6.356         357      81.89      95.18        652      42.55
$350,001 - $375,000                  40    14,491,506        5.32      6.440         357      81.93      93.80        645      41.60
$375,001 - $400,000                  34    13,147,434        4.82      6.317         357      81.11      95.61        654      41.73
$400,001 - $425,000                  24     9,937,344        3.65      6.478         357      82.16      97.12        649      43.08
$425,001 - $450,000                  28    12,282,991        4.51      6.049         357      81.25      94.81        665      42.58
$450,001 - $475,000                  20     9,229,278        3.39      6.743         357      80.90      97.15        655      45.06
$475,001 - $500,000                  24    11,657,760        4.28      6.296         357      81.15      95.28        661      40.96
$500,001 - $750,000                 106    63,737,822       23.39      6.541         357      81.09      96.29        658      42.27
$750,001 - $1,000,000                 4     3,184,750        1.17      5.965         357      76.82      76.82        664      33.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $59,500
Maximum: $825,000
Average: $293,954


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
359                                   2       848,300        0.31      6.169         355      79.80      93.00        645      47.34
360                                 925   271,647,419       99.69      6.497         357      81.42      95.93        650      42.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 359
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                           927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 354
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
45.01% - 50.00%                       1       165,000        0.06      5.500         357      50.00      50.00        688      44.98
50.01% - 55.00%                       2       288,288        0.11      5.442         357      52.95      52.95        669      30.98
55.01% - 60.00%                       1       116,000        0.04      6.750         357      58.00      58.00        579      34.14
60.01% - 65.00%                       4     1,328,999        0.49      7.228         356      62.33      71.20        665      31.28
65.01% - 70.00%                       5     1,461,599        0.54      6.180         357      70.00      70.00        615      45.38
70.01% - 75.00%                      16     6,681,655        2.45      5.955         357      74.14      75.75        650      36.05
75.01% - 80.00%                     703   207,569,682       76.17      6.429         357      79.95      98.07        654      42.21
80.01% - 85.00%                      72    20,144,623        7.39      6.517         357      84.26      88.02        628      41.41
85.01% - 90.00%                      91    25,638,493        9.41      6.801         357      89.37      92.97        632      44.71
90.01% - 95.00%                      11     3,743,401        1.37      7.107         357      94.83      94.83        627      45.49
95.01% - 100.00%                     21     5,357,979        1.97      7.791         357     100.00     100.00        655      40.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.41%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                       1       301,500        0.11      6.950         357      90.00      90.00        648      41.25
4.001% - 4.500%                       4     1,208,560        0.44      5.175         357      77.00      91.00        691      43.78
4.501% - 5.000%                      59    19,679,495        7.22      5.498         357      79.51      94.03        668      42.91
5.001% - 5.500%                     207    69,778,106       25.61      5.951         357      80.38      95.69        659      42.05
5.501% - 6.000%                     294    85,806,843       31.49      6.417         357      80.96      95.45        646      42.44
6.001% - 6.500%                     203    55,871,070       20.50      6.902         357      81.83      96.81        646      41.76
6.501% - 7.000%                     159    39,850,145       14.62      7.581         357      84.64      97.22        637      42.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 5.779%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                      38    11,861,396        4.35      5.381         357      78.64      91.06        674      42.25
5.501% - 6.000%                     180    61,500,578       22.57      5.851         357      80.25      95.42        659      42.31
6.001% - 6.500%                     293    88,773,782       32.58      6.328         357      80.92      96.00        649      42.56
6.501% - 7.000%                     227    62,077,164       22.78      6.798         357      81.36      96.31        648      41.35
7.001% - 7.500%                     108    28,563,892       10.48      7.269         357      83.73      97.19        636      42.59
7.501% - 8.000%                      60    16,341,673        6.00      7.767         357      84.22      96.58        635      41.91
8.001% - 8.500%                      17     2,946,735        1.08      8.230         357      92.00      98.72        622      44.31
8.501% - 9.000%                       3       371,000        0.14      8.774         357     100.00     100.00        664      38.09
9.001% - 9.500%                       1        59,500        0.02      9.500         356     100.00     100.00        655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 9.500%
Non-Zero Weighted Average: 6.496%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%                    38    11,861,396        4.35      5.381         357      78.64      91.06        674      42.25
11.501% - 12.000%                   175    59,090,978       21.69      5.856         357      80.14      95.44        659      42.74
12.001% - 12.500%                   291    87,900,590       32.26      6.330         357      80.95      96.01        649      42.50
12.501% - 13.000%                   227    62,812,464       23.05      6.759         357      81.37      96.26        649      40.82
13.001% - 13.500%                   107    28,309,374       10.39      7.234         357      83.32      97.02        634      42.56
13.501% - 14.000%                    65    18,015,973        6.61      7.672         357      84.17      96.55        638      42.44
14.001% - 14.500%                    20     4,074,445        1.50      7.962         357      91.29      99.08        634      45.22
14.501% - 15.000%                     3       371,000        0.14      8.774         357     100.00     100.00        664      38.09
15.001% - 15.500%                     1        59,500        0.02      9.500         356     100.00     100.00        655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 15.500%
Non-Zero Weighted Average: 12.518%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
2.00%                               912   266,410,917       97.77      6.499         357      81.36      95.91        650      42.21
3.00%                                15     6,084,802        2.23      6.354         355      83.69      96.34        658      41.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.022%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.50%                               927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Apr-07                                1       273,200        0.10      6.990         354      80.00     100.00        656      48.63
May-07                                7     2,832,102        1.04      6.301         355      88.00      94.24        633      43.10
Jun-07                              135    40,627,799       14.91      6.466         356      80.71      95.92        654      42.28
Jul-07                              742   216,788,616       79.56      6.509         357      81.55      96.32        648      42.29
May-08                                2       305,100        0.11      6.964         354      85.52      94.48        703      38.66
Jun-08                                6     1,950,345        0.72      7.004         356      74.78      88.73        702      38.94
Jul-08                               34     9,718,558        3.57      6.251         357      80.55      88.99        662      40.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted
Average: 2007-07-12


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          347   132,719,045       48.71      6.352         357      80.64      95.39        653      42.51
Florida                              91    21,563,743        7.91      6.653         357      82.37      95.33        646      40.13
New York                             37    14,309,253        5.25      6.481         357      80.88      93.43        654      43.28
Maryland                             52    13,697,352        5.03      6.492         357      83.40      97.33        639      41.71
Virginia                             32    10,543,822        3.87      6.552         357      82.03      96.95        667      42.28
New Jersey                           35     9,464,497        3.47      6.967         357      86.60      96.25        641      41.48
Massachusetts                        29     8,350,570        3.06      6.574         357      81.93      97.39        664      43.96
Colorado                             41     7,521,668        2.76      6.523         357      80.25      99.75        644      43.85
Hawaii                               18     7,127,817        2.62      6.225         357      80.77      98.78        678      40.87
Georgia                              41     6,807,932        2.50      6.861         357      82.07      98.21        637      42.09
Nevada                               23     5,902,425        2.17      6.737         357      81.50      95.87        639      39.97
Other                               181    34,487,595       12.66      6.733         357      81.73      96.17        637      42.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 37


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                             926   272,196,318       99.89      6.497         357      81.40      95.92        650      42.19
Second Home                           1       299,401        0.11      5.900         357      90.00     100.00        790      48.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             807   237,644,415       87.21      6.484         357      81.34      95.75        649      41.92
Condo                                81    20,058,030        7.36      6.529         357      82.07      97.24        648      44.18
2-4 Family                           39    14,793,274        5.43      6.642         357      81.64      96.88        666      43.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                            659   192,943,557       70.81      6.515         357      80.89      98.41        656      42.16
Refinance - Cashout                 264    78,278,851       28.73      6.438         357      82.63      89.73        634      42.16
Refinance - Rate Term                 4     1,273,311        0.47      7.260         357      86.45     100.00        608      48.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  806   221,383,446       81.24      6.400         357      81.65      95.73        643      42.30
Stated Documentation                111    47,562,205       17.45      6.900         357      79.45      97.02        681      41.99
Easy Documentation                   10     3,550,069        1.30      7.092         357      92.83      92.83        650      38.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   138    34,203,385       12.55      6.913         357      82.50      96.93        648      41.51
12                                   71    26,245,630        9.63      6.691         357      81.21      96.17        659      42.63
24                                  642   192,481,721       70.64      6.428         357      81.17      96.09        650      42.26
36                                   76    19,564,984        7.18      6.177         357      82.19      92.12        643      42.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                            927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                            15     2,932,279        1.08      6.983         357      80.36      96.97        578      38.19
581 - 600                           176    42,382,257       15.55      6.730         357      81.94      95.67        591      42.72
601 - 620                           135    36,177,538       13.28      6.663         357      82.39      93.97        610      41.71
621 - 640                           135    39,911,710       14.65      6.419         357      82.13      94.32        630      43.46
641 - 660                           145    44,639,148       16.38      6.357         357      81.42      95.58        650      42.36
661 - 680                           113    41,479,033       15.22      6.573         357      81.03      97.48        669      41.18
681 - 700                            89    25,537,755        9.37      6.354         357      79.59      96.61        689      41.65
701 - 720                            56    20,411,967        7.49      6.279         357      80.77      98.37        709      42.33
721 - 740                            26     7,899,091        2.90      6.351         357      80.86      96.31        730      45.06
741 - 760                            18     5,632,183        2.07      6.304         357      80.68      95.85        750      37.99
761 - 780                            12     3,925,613        1.44      6.245         357      81.31     100.00        768      44.81
781 - 800                             6     1,347,145        0.49      6.567         357      82.22     100.00        793      36.00
801 >=                                1       220,000        0.08      5.850         357      80.00     100.00        813      45.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 572
Maximum: 813
Weighted Average: 650


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Radian Not Covered







1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 2,446
Aggregate Principal Balance ($): 370,503,684
Weighted Average Current Mortgage Rate (%): 7.960
Non-Zero Weighted Average Margin (%): 6.445
Non-Zero Weighted Average Maximum Rate (%): 13.555
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 357
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 82.93
Weighted Average Combined Effective Original LTV (%): 82.93
% First Liens: 82.76
% Owner Occupied: 89.25
% Purchase: 45.90
% Full Documentation: 65.21
Non-Zero Weighted Average FICO Score: 617


2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                       15       116,471        0.03     12.034          57      94.13      94.13        577      43.39
Fixed - 10 Year                     151     1,488,153        0.40     11.891         117      95.32      95.32        588      40.75
Fixed - 15 Year                     105     2,677,835        0.72     10.340         177      86.62      86.62        625      39.98
Fixed - 20 Year                      92     2,673,810        0.72      9.951         237      92.85      92.85        630      40.82
Fixed - 25 Year                       1       326,724        0.09      6.475         296      90.00      90.00        725      54.48
Fixed - 30 Year                     977    75,117,423       20.27      9.423         357      93.15      93.43        647      42.55
ARM - 2 Year/6 Month LIBOR          842   194,485,281       52.49      7.903         357      78.76      80.96        596      42.52
ARM - 2 Year/6 Month
 LIBOR/5 Year Interest Only         231    83,491,452       22.53      6.658         357      82.97      93.71        636      42.23
ARM - 3 Year/6 Month LIBOR           15     3,034,639        0.82      7.920         357      83.00      84.04        621      43.33
ARM - 3 Year/6 Month
 LIBOR/5 Year Interest Only          12     4,587,800        1.24      6.825         357      77.08      83.42        648      38.27
ARM - 5 Year/6 Month LIBOR            5     2,504,096        0.68      7.018         357      86.08      86.08        654      43.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                      60    25,839,729        6.97      5.785         357      77.37      85.41        642      40.32
6.000% - 6.999%                     254    92,644,489       25.01      6.623         356      78.72      86.24        635      42.37
7.000% - 7.999%                     347    93,843,984       25.33      7.568         357      80.49      83.84        610      42.84
8.000% - 8.999%                     485    77,572,155       20.94      8.498         356      83.35      84.88        595      42.68
9.000% - 9.999%                     528    42,879,848       11.57      9.512         354      91.55      92.34        630      42.58
10.000% - 10.999%                   406    25,617,759        6.91     10.527         345      92.70      92.95        610      42.48
11.000% - 11.999%                   234    10,179,541        2.75     11.328         328      92.83      92.89        599      41.62
12.000% - 12.999%                   122     1,817,567        0.49     12.308         197      86.62      86.62        592      36.94
13.000% - 13.999%                    10       108,610        0.03     13.313         139      90.70      90.70        618      43.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.250%
Maximum: 13.750%
Weighted Average: 7.960%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                        323     4,484,717        1.21     11.211         183      96.97      96.97        613      40.49
$25,001 - $50,000                   413    14,982,825        4.04     10.005         346      99.40      99.40        647      41.99
$50,001 - $75,000                   364    22,521,536        6.08      9.636         353      92.24      94.51        632      41.31
$75,001 - $100,000                  274    23,800,125        6.42      9.133         355      88.23      89.96        617      42.06
$100,001 - $125,000                 185    20,589,832        5.56      8.998         356      87.07      89.68        615      42.24
$125,001 - $150,000                 124    17,079,401        4.61      8.710         355      82.93      84.71        610      41.91
$150,001 - $175,000                 103    16,668,936        4.50      8.399         354      79.11      80.52        600      42.40
$175,001 - $200,000                  90    16,837,464        4.54      8.233         355      76.38      77.81        602      41.69
$200,001 - $225,000                  63    13,427,635        3.62      7.582         357      76.54      79.91        596      42.42
$225,001 - $250,000                  58    13,809,127        3.73      8.052         357      74.77      77.22        572      43.04
$250,001 - $275,000                  47    12,273,999        3.31      7.621         357      79.10      80.99        587      43.61
$275,001 - $300,000                  41    11,836,156        3.19      7.302         357      78.93      82.19        608      44.61
$300,001 - $325,000                  35    10,945,268        2.95      7.371         357      82.69      84.56        587      44.75
$325,001 - $350,000                  40    13,477,063        3.64      7.283         355      80.44      83.96        604      44.27
$350,001 - $375,000                  25     9,057,986        2.44      7.335         357      79.08      80.10        586      41.08
$375,001 - $400,000                  28    10,847,337        2.93      7.417         357      81.58      87.27        620      43.82
$400,001 - $425,000                  23     9,495,361        2.56      7.497         357      83.48      84.80        606      43.90
$425,001 - $450,000                  23    10,119,813        2.73      7.652         357      85.73      87.92        633      45.18
$450,001 - $475,000                  19     8,800,358        2.38      7.312         357      84.37      88.30        623      41.88
$475,001 - $500,000                  17     8,252,125        2.23      7.391         357      82.79      85.42        624      44.08
$500,001 - $750,000                 142    93,447,625       25.22      7.092         357      80.98      89.09        634      42.15
$750,001 - $1,000,000                 9     7,748,995        2.09      6.002         357      77.59      80.81        659      34.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $997,139
Average: $151,473


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
60                                   15       116,471        0.03     12.034          57      94.13      94.13        577      43.39
120                                 151     1,488,153        0.40     11.891         117      95.32      95.32        588      40.75
180                                 105     2,677,835        0.72     10.340         177      86.62      86.62        625      39.98
240                                  92     2,673,810        0.72      9.951         237      92.85      92.85        630      40.82
300                                   1       326,724        0.09      6.475         296      90.00      90.00        725      54.48
359                                   1       680,000        0.18      6.050         355      77.27      93.74        630      49.78
360                               2,081   362,540,691       97.85      7.915         357      82.78      86.55        617      42.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 357


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Jan-60                               15       116,471        0.03     12.034          57      94.13      94.13        577      43.39
61 - 120                            151     1,488,153        0.40     11.891         117      95.32      95.32        588      40.75
121 - 180                           105     2,677,835        0.72     10.340         177      86.62      86.62        625      39.98
181 - 240                            92     2,673,810        0.72      9.951         237      92.85      92.85        630      40.82
241 - 300                             1       326,724        0.09      6.475         296      90.00      90.00        725      54.48
301 - 360                         2,082   363,220,691       98.03      7.912         357      82.77      86.56        617      42.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 354


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                       1        50,345        0.01     10.990         357      12.00      12.00        526      21.78
15.01% - 20.00%                       1       100,732        0.03      6.650         357      19.80      19.80        604      47.44
20.01% - 25.00%                       2       228,425        0.06      7.076         236      23.01      23.01        630      35.79
25.01% - 30.00%                       6       624,031        0.17      8.673         357      27.76      27.76        593      34.13
30.01% - 35.00%                       6     1,038,479        0.28      8.293         357      32.49      32.49        597      42.37
35.01% - 40.00%                      12     1,507,742        0.41      7.800         332      37.58      37.58        600      44.64
40.01% - 45.00%                      14     2,173,832        0.59      7.851         357      43.07      43.68        570      44.37
45.01% - 50.00%                      22     3,238,855        0.87      7.520         357      48.05      48.05        584      37.30
50.01% - 55.00%                      40     8,175,301        2.21      7.085         351      53.15      53.15        589      42.96
55.01% - 60.00%                      66    14,733,185        3.98      7.495         356      58.23      59.15        587      41.33
60.01% - 65.00%                      43     9,438,489        2.55      8.898         357      63.93      65.24        582      43.84
65.01% - 70.00%                      64    15,591,589        4.21      8.709         357      69.29      69.57        566      43.60
70.01% - 75.00%                      84    22,174,420        5.98      7.655         357      74.05      75.22        590      40.94
75.01% - 80.00%                     338   106,107,509       28.64      7.075         357      79.70      90.50        627      42.01
80.01% - 85.00%                     184    45,130,122       12.18      7.538         356      84.53      85.67        573      42.56
85.01% - 90.00%                     227    47,530,724       12.83      7.637         355      89.70      92.28        627      44.27
90.01% - 95.00%                     244    10,539,734        2.84      8.874         313      94.84      94.84        627      43.28
95.01% - 100.00%                  1,092    82,120,169       22.16      9.424         350      99.94      99.94        655      41.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 82.93%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,341    82,400,416       22.24      9.506         342      92.96      93.21        645      42.43
4.501% - 5.000%                      15     6,073,712        1.64      5.526         357      75.79      86.18        650      41.25
5.001% - 5.500%                      55    23,315,586        6.29      5.903         357      78.47      86.91        636      41.15
5.501% - 6.000%                     107    43,175,189       11.65      6.441         357      78.98      87.90        640      40.81
6.001% - 6.500%                     147    49,209,818       13.28      6.937         357      79.98      86.77        624      43.11
6.501% - 7.000%                     781   166,328,963       44.89      8.268         357      80.74      83.01        592      42.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.510%
Maximum: 6.990%
Non-Zero Weighted Average: 6.445%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,341    82,400,416       22.24      9.506         342      92.96      93.21        645      42.43
5.001% - 5.500%                       9     3,348,722        0.90      5.445         357      75.60      80.30        657      38.13
5.501% - 6.000%                      52    22,537,778        6.08      5.837         357      77.72      86.70        637      40.85
6.001% - 6.500%                      82    34,869,802        9.41      6.346         357      79.16      89.47        640      41.44
6.501% - 7.000%                     150    51,309,193       13.85      6.827         357      79.16      85.69        628      42.46
7.001% - 7.500%                     126    40,087,694       10.82      7.303         357      80.87      84.59        614      42.77
7.501% - 8.000%                     193    49,146,866       13.26      7.809         357      81.69      84.80        605      43.04
8.001% - 8.500%                     165    38,099,003       10.28      8.264         357      82.88      84.42        590      43.28
8.501% - 9.000%                     163    26,599,598        7.18      8.785         357      81.66      83.48        580      42.79
9.001% - 9.500%                      66     9,198,034        2.48      9.276         357      80.18      82.07        561      42.48
9.501% - 10.000%                     52     5,763,028        1.56      9.803         357      73.63      75.55        545      41.31
10.001% - 10.500%                    17     1,863,146        0.50     10.308         357      73.02      75.72        538      37.24
10.501% - 11.000%                    19     3,598,837        0.97     10.782         357      67.19      67.19        551      44.28
11.001% - 11.500%                     3       533,880        0.14     11.310         357      68.32      68.32        580      37.95
11.501% - 12.000%                     6       984,319        0.27     11.728         357      66.79      67.39        551      39.09
12.001% - 12.500%                     2       163,367        0.04     12.282         357      66.99      66.99        503      38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.250%
Maximum: 12.300%
Non-Zero Weighted Average: 7.518%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,341    82,400,416       22.24      9.506         342      92.96      93.21        645      42.43
11.001% - 11.500%                     9     3,348,722        0.90      5.445         357      75.60      80.30        657      38.13
11.501% - 12.000%                    50    21,939,580        5.92      5.837         357      78.33      87.56        637      40.88
12.001% - 12.500%                    79    33,293,898        8.99      6.354         357      79.89      90.35        641      41.29
12.501% - 13.000%                   147    49,784,771       13.44      6.820         357      78.77      85.25        629      42.26
13.001% - 13.500%                   124    40,489,960       10.93      7.259         357      80.21      84.17        614      42.85
13.501% - 14.000%                   190    49,456,372       13.35      7.761         357      81.86      85.17        607      43.15
14.001% - 14.500%                   164    37,403,758       10.10      8.233         357      82.59      84.14        591      43.06
14.501% - 15.000%                   167    27,310,458        7.37      8.717         357      81.63      83.48        579      42.68
15.001% - 15.500%                    71    10,949,631        2.96      9.107         357      81.40      83.05        567      43.39
15.501% - 16.000%                    54     6,622,269        1.79      9.644         357      73.87      75.54        547      42.53
16.001% - 16.500%                    17     1,926,621        0.52     10.245         357      73.67      76.28        537      37.78
16.501% - 17.000%                    20     3,625,295        0.98     10.714         357      67.09      67.09        547      43.26
17.001% - 17.500%                     4       587,691        0.16     11.213         356      68.01      68.01        576      35.59
17.501% - 18.000%                     7     1,200,875        0.32     11.588         357      67.37      67.86        557      41.29
18.001% - 18.500%                     2       163,367        0.04     12.282         357      66.99      66.99        503      38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.250%
Maximum: 18.300%
Non-Zero Weighted Average: 13.555%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,341    82,400,416       22.24      9.506         342      92.96      93.21        645      42.43
2.00%                             1,067   277,217,985       74.82      7.518         357      80.21      85.01        610      42.29
3.00%                                38    10,885,283        2.94      7.518         356      76.15      78.60        595      44.78
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.038%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,341    82,400,416       22.24      9.506         342      92.96      93.21        645      42.43
1.50%                             1,105   288,103,268       77.76      7.518         357      80.06      84.77        609      42.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%



13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,341    82,400,416       22.24      9.506         342      92.96      93.21        645      42.43
Apr-07                                5       838,633        0.23      8.497         354      95.57      96.37        664      42.48
May-07                               14     3,885,178        1.05      7.541         355      77.85      78.43        604      42.79
Jun-07                              149    40,411,772       10.91      7.555         356      79.08      84.07        601      43.81
Jul-07                              905   232,841,150       62.84      7.521         357      80.17      84.97        609      42.19
Jun-08                                4     1,131,099        0.31      7.891         356      66.48      78.75        647      35.14
Jul-08                               23     6,491,339        1.75      7.151         357      81.70      84.53        636      41.18
Jul-10                                5     2,504,096        0.68      7.018         357      86.08      86.08        654      43.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted
Average: 2007-07-15


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          479   110,492,316       29.82      7.565         355      82.14      87.06        621      43.69
New York                            211    48,471,463       13.08      7.818         354      82.10      85.68        633      43.21
Florida                             302    41,696,714       11.25      7.984         354      81.77      84.16        608      40.61
New Jersey                          144    27,020,455        7.29      8.374         353      82.17      83.69        618      41.77
Massachusetts                        89    15,878,772        4.29      8.047         354      81.94      84.51        622      44.12
Virginia                             81    15,789,340        4.26      7.858         355      80.41      85.99        620      41.20
Maryland                            112    15,415,687        4.16      8.082         354      85.36      86.09        601      43.75
Illinois                            118    11,460,835        3.09      8.403         352      87.09      89.42        612      40.21
Georgia                             115     7,778,678        2.10      8.934         346      86.70      89.86        595      37.38
Hawaii                               34     7,496,602        2.02      7.483         357      83.99      94.28        663      41.01
Connecticut                          47     6,585,953        1.78      7.900         353      81.09      82.71        618      45.64
Other                               714    62,416,870       16.85      8.407         350      85.18      89.04        604      41.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------
Number of States
Represented: 42


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                           2,235   330,678,754       89.25      7.952         353      83.12      87.08        616      42.40
Investment                          190    33,876,291        9.14      7.969         354      82.26      84.14        635      42.24
Second Home                          21     5,948,640        1.61      8.341         354      76.07      76.53        595      43.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           1,995   288,372,680       77.83      8.012         354      82.92      86.48        612      42.15
2-4 Family                          252    55,473,156       14.97      7.705         353      82.10      87.08        636      44.11
Condo                               198    26,530,513        7.16      7.915         354      84.75      87.57        635      41.43
Modular                               1       127,335        0.03     10.150         357      75.00      75.00        517      49.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout               1,025   198,052,282       53.45      7.710         355      78.56      80.50        597      42.68
Purchase                          1,411   170,077,750       45.90      8.253         352      88.18      93.97        641      42.02
Refinance - Rate Term                10     2,373,652        0.64      7.844         353      71.21      74.28        575      45.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                1,750   241,612,494       65.21      7.800         353      84.25      87.84        609      42.40
Stated Documentation                663   120,446,516       32.51      8.293         355      80.07      84.28        635      42.73
Easy Documentation                   33     8,444,674        2.28      7.787         354      85.74      86.10        610      37.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   668    79,212,078       21.38      8.543         351      85.33      87.87        627      42.05
12                                  280    55,505,499       14.98      7.971         354      82.49      86.16        625      42.08
24                                1,287   203,557,343       54.94      7.800         354      82.74      87.24        614      42.46
36                                  211    32,228,765        8.70      7.516         354      78.99      80.73        602      43.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                          1,205   306,637,199       82.76      7.524         356      79.51      84.00        610      42.37
2nd Lien                          1,241    63,866,485       17.24     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
500 - 500                             3       508,349        0.14      8.072         357      58.77      58.77        500      45.09
501 - 520                            97    20,219,754        5.46      8.873         357      72.06      72.54        512      43.27
521 - 540                           141    30,970,164        8.36      8.286         357      76.63      77.54        531      44.03
541 - 560                           168    24,711,480        6.67      8.149         352      75.86      77.17        550      43.47
561 - 580                           207    23,260,050        6.28      8.203         347      76.63      79.47        570      41.87
581 - 600                           319    41,480,748       11.20      7.939         352      81.92      86.22        591      42.79
601 - 620                           304    52,875,554       14.27      7.596         354      84.13      87.84        610      40.98
621 - 640                           371    51,127,718       13.80      8.000         352      85.21      89.21        631      41.77
641 - 660                           289    39,296,416       10.61      7.780         354      87.35      90.71        650      41.93
661 - 680                           235    34,325,950        9.26      7.957         354      88.63      94.01        670      42.91
681 - 700                           117    16,657,523        4.50      7.906         356      87.34      93.77        689      42.35
701 - 720                            88    16,716,217        4.51      7.326         354      87.06      94.86        710      42.48
721 - 740                            39     5,884,904        1.59      7.924         351      90.50      93.42        731      40.70
741 - 760                            40     7,331,631        1.98      8.010         356      88.12      96.54        748      42.95
761 - 780                            17     3,265,067        0.88      7.548         355      84.15      87.77        770      43.00
781 - 800                             8     1,219,215        0.33      7.452         354      87.74     100.00        787      45.45
801 >=                                3       652,944        0.18      7.348         357      90.72      95.36        808      52.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,446   370,503,684      100.00      7.960         354      82.93      86.65        617      42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 817
Weighted Average: 617


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Non-Interest Only


1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 4,796
Aggregate Principal Balance ($): 889,993,906
Weighted Average Current Mortgage Rate (%): 7.566
Non-Zero Weighted Average Margin (%): 6.472
Non-Zero Weighted Average Maximum Rate (%): 13.445
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 358
Weighted Average Stated Remaining Term (months): 355
Weighted Average Combined Original LTV (%): 82.46
Weighted Average Combined Effective Original LTV (%): 67.30
% First Liens: 92.82
% Owner Occupied: 90.03
% Purchase: 49.15
% Full Documentation: 55.32
Non-Zero Weighted Average FICO Score: 624



2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                       15       116,471        0.01     12.034          57      94.13      94.13        577      43.39
Fixed - 10 Year                     151     1,488,153        0.17     11.891         117      95.32      95.32        588      40.75
Fixed - 15 Year                     109     3,165,536        0.36      9.873         177      84.60      84.60        622      40.71
Fixed - 20 Year                      98     3,832,243        0.43      9.066         237      89.92      90.20        632      40.50
Fixed - 25 Year                       2       728,910        0.08      6.627         297      87.24      87.24        676      48.76
Fixed - 30 Year                   1,317   158,129,040       17.77      8.164         357      86.84      89.46        645      42.01
ARM - 2 Year/6 Month LIBOR        2,988   692,863,778       77.85      7.424         357      81.36      87.50        619      42.56
ARM - 3 Year/6 Month LIBOR           86    19,105,929        2.15      7.181         357      83.25      86.85        631      40.89
ARM - 5 Year/6 Month LIBOR           30    10,563,846        1.19      6.813         357      81.44      86.28        643      39.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                     114    36,565,256        4.11      5.820         357      78.53      83.25        657      41.40
6.000% - 6.999%                   1,033   292,263,410       32.84      6.618         356      80.32      88.52        646      42.98
7.000% - 7.999%                   1,400   319,641,114       35.91      7.535         356      82.03      87.70        619      42.34
8.000% - 8.999%                     914   155,319,623       17.45      8.431         357      83.45      85.81        590      41.71
9.000% - 9.999%                     562    48,151,461        5.41      9.488         354      90.23      91.02        621      42.17
10.000% - 10.999%                   407    25,947,322        2.92     10.521         345      92.47      92.72        609      42.49
11.000% - 11.999%                   234    10,179,541        1.14     11.328         328      92.83      92.89        599      41.62
12.000% - 12.999%                   122     1,817,567        0.20     12.308         197      86.62      86.62        592      36.94
13.000% - 13.999%                    10       108,610        0.01     13.313         139      90.70      90.70        618      43.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 13.750%
Weighted Average: 7.566%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                        323     4,484,717        0.50     11.211         183      96.97      96.97        613      40.49
$25,001 - $50,000                   415    15,082,586        1.69      9.991         346      99.22      99.22        647      41.95
$50,001 - $75,000                   410    25,344,123        2.85      9.482         353      90.86      93.09        633      41.07
$75,001 - $100,000                  440    38,558,724        4.33      8.577         355      85.71      89.41        619      40.43
$100,001 - $125,000                 477    53,578,560        6.02      8.168         356      84.54      90.75        619      41.03
$125,001 - $150,000                 376    51,610,537        5.80      8.034         356      83.09      88.89        614      40.48
$150,001 - $175,000                 343    55,412,998        6.23      7.712         356      81.98      87.21        619      41.45
$175,001 - $200,000                 324    60,679,819        6.82      7.526         356      80.27      86.55        624      41.26
$200,001 - $225,000                 260    55,634,864        6.25      7.336         357      80.90      86.20        618      41.48
$225,001 - $250,000                 192    45,705,271        5.14      7.492         356      79.37      84.22        612      42.60
$250,001 - $275,000                 171    44,798,251        5.03      7.294         356      81.10      87.17        613      42.92
$275,001 - $300,000                 150    43,275,075        4.86      7.179         357      79.40      85.55        620      43.30
$300,001 - $325,000                 152    47,607,283        5.35      7.258         357      82.47      88.57        617      43.09
$325,001 - $350,000                 135    45,485,901        5.11      7.173         356      82.00      87.58        619      42.85
$350,001 - $375,000                  93    33,581,916        3.77      7.098         356      80.52      86.84        626      45.20
$375,001 - $400,000                  85    33,064,572        3.72      7.130         357      80.73      87.06        639      42.60
$400,001 - $425,000                  69    28,495,103        3.20      7.278         356      81.29      86.90        625      44.18
$425,001 - $450,000                  86    37,817,829        4.25      7.116         357      82.75      88.96        646      44.65
$450,001 - $475,000                  54    25,084,619        2.82      6.948         357      83.01      89.48        635      45.07
$475,001 - $500,000                  41    19,966,979        2.24      7.217         357      83.32      85.50        627      44.33
$500,001 - $750,000                 195   120,159,933       13.50      7.235         357      81.90      87.23        629      42.54
$750,001 - $1,000,000                 5     4,564,245        0.51      6.027         357      78.13      83.59        655      34.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $997,139
Average: $185,570


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
60                                   15       116,471        0.01     12.034          57      94.13      94.13        577      43.39
120                                 151     1,488,153        0.17     11.891         117      95.32      95.32        588      40.75
180                                 109     3,165,536        0.36      9.873         177      84.60      84.60        622      40.71
240                                  98     3,832,243        0.43      9.066         237      89.92      90.20        632      40.50
300                                   2       728,910        0.08      6.627         297      87.24      87.24        676      48.76
359                                   4     1,013,553        0.11      6.744         355      79.16      79.16        618      48.83
360                               4,417   879,649,040       98.84      7.545         357      82.39      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 358


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Jan-60                               15       116,471        0.01     12.034          57      94.13      94.13        577      43.39
61 - 120                            151     1,488,153        0.17     11.891         117      95.32      95.32        588      40.75
121 - 180                           109     3,165,536        0.36      9.873         177      84.60      84.60        622      40.71
181 - 240                            98     3,832,243        0.43      9.066         237      89.92      90.20        632      40.50
241 - 300                             2       728,910        0.08      6.627         297      87.24      87.24        676      48.76
301 - 360                         4,421   880,662,593       98.95      7.544         357      82.39      87.83        624      42.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 355


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                       1        50,345        0.01     10.990         357      12.00      12.00        526      21.78
15.01% - 20.00%                       1       100,732        0.01      6.650         357      19.80      19.80        604      47.44
20.01% - 25.00%                       2       228,425        0.03      7.076         236      23.01      23.01        630      35.79
25.01% - 30.00%                       6       624,031        0.07      8.673         357      27.76      27.76        593      34.13
30.01% - 35.00%                       6     1,038,479        0.12      8.293         357      32.49      32.49        597      42.37
35.01% - 40.00%                      12     1,507,742        0.17      7.800         332      37.58      37.58        600      44.64
40.01% - 45.00%                      14     2,173,832        0.24      7.851         357      43.07      43.68        570      44.37
45.01% - 50.00%                      21     3,073,855        0.35      7.628         357      47.95      47.95        579      36.89
50.01% - 55.00%                      38     7,887,013        0.89      7.145         350      53.16      53.16        586      43.40
55.01% - 60.00%                      65    14,617,185        1.64      7.501         356      58.23      59.16        587      41.39
60.01% - 65.00%                     105    22,661,795        2.55      7.730         354      63.72      63.75        597      43.39
65.01% - 70.00%                     146    34,839,709        3.91      7.908         357      69.01      69.22        578      41.93
70.01% - 75.00%                     211    50,191,565        5.64      7.547         357      73.81      74.78        588      42.46
75.01% - 80.00%                   1,486   357,125,724       40.13      7.162         357      79.80      91.42        639      42.32
80.01% - 85.00%                     425   104,137,899       11.70      7.304         356      84.51      85.68        600      42.52
85.01% - 90.00%                     892   189,910,200       21.34      7.525         356      89.77      92.12        620      42.55
90.01% - 95.00%                     294    23,063,184        2.59      8.227         337      94.83      94.83        644      42.82
95.01% - 100.00%                  1,071    76,762,190        8.63      9.538         350      99.94      99.94        655      42.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 82.46%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,692   167,460,353       18.82      8.246         348      86.95      89.43        644      41.97
4.001% - 4.500%                       1       203,282        0.02      5.150         357      80.00      80.00        756      25.91
4.501% - 5.000%                      23     6,672,467        0.75      5.526         357      78.12      82.21        653      44.23
5.001% - 5.500%                     125    40,922,678        4.60      5.959         357      79.40      87.08        652      42.74
5.501% - 6.000%                     385   110,940,652       12.47      6.464         357      80.08      89.56        655      42.38
6.001% - 6.500%                     556   146,159,655       16.42      6.929         357      81.11      89.10        634      42.59
6.501% - 7.000%                   2,014   417,634,819       46.93      8.001         357      82.13      86.47        601      42.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.410%
Maximum: 6.990%
Non-Zero Weighted Average: 6.472%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,692   167,460,353       18.82      8.246         348      86.95      89.43        644      41.97
5.001% - 5.500%                      13     3,924,713        0.44      5.410         357      79.00      81.21        669      42.87
5.501% - 6.000%                     103    32,742,925        3.68      5.871         357      78.67      84.89        650      42.37
6.001% - 6.500%                     286    87,470,344        9.83      6.357         357      80.15      89.95        655      42.61
6.501% - 7.000%                     569   154,519,253       17.36      6.817         357      80.73      89.09        638      42.90
7.001% - 7.500%                     569   139,115,064       15.63      7.316         357      81.73      88.69        625      42.67
7.501% - 8.000%                     678   147,044,314       16.52      7.793         357      82.86      87.45        608      42.46
8.001% - 8.500%                     428    88,412,413        9.93      8.269         357      83.45      86.11        588      41.75
8.501% - 9.000%                     269    43,057,127        4.84      8.757         357      82.36      84.58        577      41.90
9.001% - 9.500%                      82    11,981,911        1.35      9.275         357      79.99      81.50        556      42.44
9.501% - 10.000%                     58     6,488,631        0.73      9.786         357      74.29      76.33        544      41.12
10.001% - 10.500%                    19     2,496,455        0.28     10.048         357      72.92      74.93        539      39.63
10.501% - 11.000%                    19     3,598,837        0.40     10.782         357      67.19      67.19        551      44.28
11.001% - 11.500%                     3       533,880        0.06     11.310         357      68.32      68.32        580      37.95
11.501% - 12.000%                     6       984,319        0.11     11.728         357      66.79      67.39        551      39.09
12.001% - 12.500%                     2       163,367        0.02     12.282         357      66.99      66.99        503      38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 12.300%
Non-Zero Weighted Average: 7.409%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,692   167,460,353       18.82      8.246         348      86.95      89.43        644      41.97
11.001% - 11.500%                    12     3,711,301        0.42      5.412         357      78.66      81.00        665      42.51
11.501% - 12.000%                    98    31,314,142        3.52      5.872         357      78.98      85.38        651      42.35
12.001% - 12.500%                   274    82,917,090        9.32      6.360         357      80.36      90.43        656      42.52
12.501% - 13.000%                   554   150,952,308       16.96      6.809         357      80.58      89.13        639      42.89
13.001% - 13.500%                   569   140,853,514       15.83      7.281         357      81.56      88.54        626      42.87
13.501% - 14.000%                   675   146,298,158       16.44      7.758         357      82.91      87.46        608      42.63
14.001% - 14.500%                   427    87,906,615        9.88      8.237         357      83.12      85.86        588      41.39
14.501% - 15.000%                   285    47,138,003        5.30      8.639         357      82.51      84.82        580      41.47
15.001% - 15.500%                    96    15,702,385        1.76      9.031         357      82.09      83.43        568      43.46
15.501% - 16.000%                    63     7,906,625        0.89      9.585         357      74.56      76.23        545      41.98
16.001% - 16.500%                    18     2,256,184        0.25     10.217         357      73.87      76.09        533      38.57
16.501% - 17.000%                    20     3,625,295        0.41     10.714         357      67.09      67.09        547      43.26
17.001% - 17.500%                     4       587,691        0.07     11.213         356      68.01      68.01        576      35.59
17.501% - 18.000%                     7     1,200,875        0.13     11.588         357      67.37      67.86        557      41.29
18.001% - 18.500%                     2       163,367        0.02     12.282         357      66.99      66.99        503      38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 18.300%
Non-Zero Weighted Average: 13.445%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,692   167,460,353       18.82      8.246         348      86.95      89.43        644      41.97
2.00%                             3,003   696,525,720       78.26      7.411         357      81.45      87.65        620      42.48
3.00%                               101    26,007,833        2.92      7.346         355      80.61      82.71        611      42.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.036%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,692   167,460,353       18.82      8.246         348      86.95      89.43        644      41.97
1.50%                             3,104   722,533,553       81.18      7.409         357      81.42      87.47        619      42.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,692   167,460,353       18.82      8.246         348      86.95      89.43        644      41.97
Feb-07                                1       254,517        0.03      6.250         352      90.00     100.00        689      35.14
Apr-07                                7     1,796,981        0.20      7.431         354      89.53      89.90        650      46.27
May-07                               47    11,857,764        1.33      7.293         355      81.94      84.96        623      42.19
Jun-07                              340    81,957,164        9.21      7.478         356      80.43      85.51        606      43.65
Jul-07                            2,593   596,997,352       67.08      7.420         357      81.45      87.82        620      42.41
May-08                                1       228,432        0.03      7.650         355      90.00     100.00        699      42.03
Jun-08                               12     3,414,513        0.38      7.098         356      84.00      85.52        613      34.56
Jul-08                               73    15,462,983        1.74      7.192         357      82.99      86.95        634      42.27
Jun-10                                2       908,708        0.10      7.216         356      69.35      69.35        582      40.19
Jul-10                               28     9,655,139        1.08      6.775         357      82.57      87.87        648      39.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-22


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          768   194,193,549       21.82      7.396         356      82.01      86.03        621      43.64
New York                            453   126,389,702       14.20      7.316         356      81.55      88.88        642      44.34
Florida                             641   106,257,763       11.94      7.638         356      82.12      87.06        620      40.46
New Jersey                          324    75,600,112        8.49      7.705         356      81.27      85.69        628      42.19
Illinois                            309    46,858,647        5.27      7.609         356      83.39      89.93        628      41.96
Maryland                            233    42,302,867        4.75      7.671         356      83.22      87.16        611      42.62
Virginia                            164    35,090,984        3.94      7.565         355      81.07      85.84        608      41.10
Massachusetts                       165    33,908,771        3.81      7.584         356      81.35      87.24        624      43.32
Georgia                             241    26,845,193        3.02      7.903         353      85.08      92.38        616      40.63
Arizona                             109    18,103,988        2.03      7.530         351      82.65      86.85        617      41.11
Nevada                               84    15,797,570        1.78      7.468         356      82.83      88.11        630      42.70
Other                             1,305   168,644,759       18.95      7.759         354      83.98      90.07        621      41.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 45


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                           4,325   801,241,261       90.03      7.550         355      82.38      88.12        621      42.54
Investment                          417    74,734,507        8.40      7.746         356      83.88      86.06        651      40.77
Second Home                          54    14,018,137        1.58      7.537         356      79.01      81.17        628      41.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           3,932   705,689,323       79.29      7.603         355      82.45      87.53        618      42.21
2-4 Family                          513   128,390,635       14.43      7.340         355      82.05      88.71        647      43.91
Condo                               350    55,786,614        6.27      7.621         356      83.54      89.82        638      40.96
Modular                               1       127,335        0.01     10.150         357      75.00      75.00        517      49.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout               2,075   446,585,601       50.18      7.473         355      80.04      81.83        606      42.54
Purchase                          2,694   437,439,321       49.15      7.666         355      85.00      94.10        642      42.21
Refinance - Rate Term                27     5,968,984        0.67      7.259         355      77.06      78.43        613      42.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                3,079   492,355,414       55.32      7.539         354      84.03      87.97        611      41.71
Stated Documentation              1,656   382,864,271       43.02      7.606         356      80.45      87.86        641      43.37
Easy Documentation                   61    14,774,221        1.66      7.423         355      81.94      82.62        604      38.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                 1,226   201,309,497       22.62      7.851         354      83.44      88.87        629      41.94
12                                  644   148,292,664       16.66      7.520         356      81.66      88.45        635      43.51
24                                2,453   447,374,807       50.27      7.532         356      82.63      87.98        617      42.45
36                                  473    93,016,938       10.45      7.189         354      80.79      83.97        626      41.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                          3,555   826,127,421       92.82      7.374         356      81.15      86.95        622      42.37
2nd Lien                          1,241    63,866,485        7.18     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
500 - 500                             6     1,421,432        0.16      8.400         357      67.43      67.43        500      39.06
501 - 520                           176    37,198,218        4.18      8.586         357      74.37      74.88        512      42.86
521 - 540                           208    44,994,121        5.06      8.166         357      76.31      76.93        531      43.79
541 - 560                           373    70,131,996        7.88      7.895         355      80.43      81.60        552      43.34
561 - 580                           444    76,826,349        8.63      7.791         354      82.31      84.57        570      42.82
581 - 600                           501    78,788,633        8.85      7.802         354      82.42      84.44        590      42.17
601 - 620                           507    97,362,439       10.94      7.497         354      83.83      86.42        610      41.23
621 - 640                           772   136,326,952       15.32      7.466         355      82.56      89.83        631      41.89
641 - 660                           600   111,553,611       12.53      7.275         356      83.81      92.31        650      42.17
661 - 680                           479    87,751,345        9.86      7.368         356      84.63      93.81        669      42.68
681 - 700                           291    58,221,353        6.54      7.157         357      83.79      92.29        690      42.49
701 - 720                           191    35,622,811        4.00      7.268         356      85.17      93.51        710      41.92
721 - 740                            99    22,238,830        2.50      7.208         355      84.46      94.76        731      41.84
741 - 760                            80    16,702,419        1.88      7.250         356      84.74      94.66        748      44.76
761 - 780                            43     8,646,572        0.97      7.192         353      82.94      92.02        770      42.85
781 - 800                            19     4,873,996        0.55      6.976         356      83.06      94.97        788      40.13
801 >=                                7     1,332,828        0.15      6.874         357      83.02      89.38        809      43.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,796   889,993,906      100.00      7.566         355      82.46      87.84        624      42.38
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 817
Weighted Average: 624


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Interest Only




1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 927
Aggregate Principal Balance ($): 272,495,719
Weighted Average Current Mortgage Rate (%): 6.496
Non-Zero Weighted Average Margin (%): 5.779
Non-Zero Weighted Average Maximum Rate (%): 12.518
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.41
% First Liens: 100.00
% Owner Occupied: 99.89
% Purchase: 70.81
% Full Documentation: 81.24
Non-Zero Weighted Average FICO Score: 650


2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month
 LIBOR/5 Year Interest Only         885   260,521,716       95.61      6.501         357      81.49      96.23        649      42.30
ARM - 3 Year/6 Month
 LIBOR/5 Year Interest Only          42    11,974,003        4.39      6.392         357      79.73      89.08        670      39.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                     198    67,390,125       24.73      5.756         357      79.90      94.43        663      42.25
6.000% - 6.999%                     529   154,026,447       56.52      6.493         357      81.12      96.13        649      42.19
7.000% - 7.999%                     175    46,640,265       17.12      7.411         357      83.57      97.08        635      42.14
8.000% - 8.999%                      24     4,379,383        1.61      8.220         357      91.77      99.14        632      41.78
9.000% - 9.999%                       1        59,500        0.02      9.500         356     100.00     100.00        655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 9.500%
Weighted Average: 6.496%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                     2       119,500        0.04      8.872         356     100.00     100.00        639      49.05
$75,001 - $100,000                   23     1,986,491        0.73      7.150         357      82.07      98.87        629      41.04
$100,001 - $125,000                  70     7,825,440        2.87      7.020         357      81.42      97.37        628      42.43
$125,001 - $150,000                  66     9,152,915        3.36      6.836         357      80.11      97.12        640      43.26
$150,001 - $175,000                  80    12,907,035        4.74      6.599         357      81.52      96.41        628      42.75
$175,001 - $200,000                  78    14,684,899        5.39      6.543         357      81.25      98.51        645      41.59
$200,001 - $225,000                  68    14,462,009        5.31      6.496         357      81.84      97.78        642      42.60
$225,001 - $250,000                  59    13,999,742        5.14      6.407         357      81.26      97.08        646      42.92
$250,001 - $275,000                  53    13,960,439        5.12      6.494         357      81.66      95.83        659      40.13
$275,001 - $300,000                  61    17,514,829        6.43      6.456         357      82.12      94.94        646      42.22
$300,001 - $325,000                  46    14,389,996        5.28      6.553         357      82.60      94.70        637      43.00
$325,001 - $350,000                  41    13,823,538        5.07      6.356         357      81.89      95.18        652      42.55
$350,001 - $375,000                  40    14,491,506        5.32      6.440         357      81.93      93.80        645      41.60
$375,001 - $400,000                  34    13,147,434        4.82      6.317         357      81.11      95.61        654      41.73
$400,001 - $425,000                  24     9,937,344        3.65      6.478         357      82.16      97.12        649      43.08
$425,001 - $450,000                  28    12,282,991        4.51      6.049         357      81.25      94.81        665      42.58
$450,001 - $475,000                  20     9,229,278        3.39      6.743         357      80.90      97.15        655      45.06
$475,001 - $500,000                  24    11,657,760        4.28      6.296         357      81.15      95.28        661      40.96
$500,001 - $750,000                 106    63,737,822       23.39      6.541         357      81.09      96.29        658      42.27
$750,001 - $1,000,000                 4     3,184,750        1.17      5.965         357      76.82      76.82        664      33.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $59,500
Maximum: $825,000
Average: $293,954


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
359                                   2       848,300        0.31      6.169         355      79.80      93.00        645      47.34
360                                 925   271,647,419       99.69      6.497         357      81.42      95.93        650      42.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 359
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                           927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 354
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
45.01% - 50.00%                       1       165,000        0.06      5.500         357      50.00      50.00        688      44.98
50.01% - 55.00%                       2       288,288        0.11      5.442         357      52.95      52.95        669      30.98
55.01% - 60.00%                       1       116,000        0.04      6.750         357      58.00      58.00        579      34.14
60.01% - 65.00%                       4     1,328,999        0.49      7.228         356      62.33      71.20        665      31.28
65.01% - 70.00%                       5     1,461,599        0.54      6.180         357      70.00      70.00        615      45.38
70.01% - 75.00%                      16     6,681,655        2.45      5.955         357      74.14      75.75        650      36.05
75.01% - 80.00%                     703   207,569,682       76.17      6.429         357      79.95      98.07        654      42.21
80.01% - 85.00%                      72    20,144,623        7.39      6.517         357      84.26      88.02        628      41.41
85.01% - 90.00%                      91    25,638,493        9.41      6.801         357      89.37      92.97        632      44.71
90.01% - 95.00%                      11     3,743,401        1.37      7.107         357      94.83      94.83        627      45.49
95.01% - 100.00%                     21     5,357,979        1.97      7.791         357     100.00     100.00        655      40.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.41%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                       1       301,500        0.11      6.950         357      90.00      90.00        648      41.25
4.001% - 4.500%                       4     1,208,560        0.44      5.175         357      77.00      91.00        691      43.78
4.501% - 5.000%                      59    19,679,495        7.22      5.498         357      79.51      94.03        668      42.91
5.001% - 5.500%                     207    69,778,106       25.61      5.951         357      80.38      95.69        659      42.05
5.501% - 6.000%                     294    85,806,843       31.49      6.417         357      80.96      95.45        646      42.44
6.001% - 6.500%                     203    55,871,070       20.50      6.902         357      81.83      96.81        646      41.76
6.501% - 7.000%                     159    39,850,145       14.62      7.581         357      84.64      97.22        637      42.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 5.779%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                      38    11,861,396        4.35      5.381         357      78.64      91.06        674      42.25
5.501% - 6.000%                     180    61,500,578       22.57      5.851         357      80.25      95.42        659      42.31
6.001% - 6.500%                     293    88,773,782       32.58      6.328         357      80.92      96.00        649      42.56
6.501% - 7.000%                     227    62,077,164       22.78      6.798         357      81.36      96.31        648      41.35
7.001% - 7.500%                     108    28,563,892       10.48      7.269         357      83.73      97.19        636      42.59
7.501% - 8.000%                      60    16,341,673        6.00      7.767         357      84.22      96.58        635      41.91
8.001% - 8.500%                      17     2,946,735        1.08      8.230         357      92.00      98.72        622      44.31
8.501% - 9.000%                       3       371,000        0.14      8.774         357     100.00     100.00        664      38.09
9.001% - 9.500%                       1        59,500        0.02      9.500         356     100.00     100.00        655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 9.500%
Non-Zero Weighted Average: 6.496%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%                    38    11,861,396        4.35      5.381         357      78.64      91.06        674      42.25
11.501% - 12.000%                   175    59,090,978       21.69      5.856         357      80.14      95.44        659      42.74
12.001% - 12.500%                   291    87,900,590       32.26      6.330         357      80.95      96.01        649      42.50
12.501% - 13.000%                   227    62,812,464       23.05      6.759         357      81.37      96.26        649      40.82
13.001% - 13.500%                   107    28,309,374       10.39      7.234         357      83.32      97.02        634      42.56
13.501% - 14.000%                    65    18,015,973        6.61      7.672         357      84.17      96.55        638      42.44
14.001% - 14.500%                    20     4,074,445        1.50      7.962         357      91.29      99.08        634      45.22
14.501% - 15.000%                     3       371,000        0.14      8.774         357     100.00     100.00        664      38.09
15.001% - 15.500%                     1        59,500        0.02      9.500         356     100.00     100.00        655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 15.500%
Non-Zero Weighted Average: 12.518%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
2.00%                               912   266,410,917       97.77      6.499         357      81.36      95.91        650      42.21
3.00%                                15     6,084,802        2.23      6.354         355      83.69      96.34        658      41.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.022%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.50%                               927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Apr-07                                1       273,200        0.10      6.990         354      80.00     100.00        656      48.63
May-07                                7     2,832,102        1.04      6.301         355      88.00      94.24        633      43.10
Jun-07                              135    40,627,799       14.91      6.466         356      80.71      95.92        654      42.28
Jul-07                              742   216,788,616       79.56      6.509         357      81.55      96.32        648      42.29
May-08                                2       305,100        0.11      6.964         354      85.52      94.48        703      38.66
Jun-08                                6     1,950,345        0.72      7.004         356      74.78      88.73        702      38.94
Jul-08                               34     9,718,558        3.57      6.251         357      80.55      88.99        662      40.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted
Average: 2007-07-12


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          347   132,719,045       48.71      6.352         357      80.64      95.39        653      42.51
Florida                              91    21,563,743        7.91      6.653         357      82.37      95.33        646      40.13
New York                             37    14,309,253        5.25      6.481         357      80.88      93.43        654      43.28
Maryland                             52    13,697,352        5.03      6.492         357      83.40      97.33        639      41.71
Virginia                             32    10,543,822        3.87      6.552         357      82.03      96.95        667      42.28
New Jersey                           35     9,464,497        3.47      6.967         357      86.60      96.25        641      41.48
Massachusetts                        29     8,350,570        3.06      6.574         357      81.93      97.39        664      43.96
Colorado                             41     7,521,668        2.76      6.523         357      80.25      99.75        644      43.85
Hawaii                               18     7,127,817        2.62      6.225         357      80.77      98.78        678      40.87
Georgia                              41     6,807,932        2.50      6.861         357      82.07      98.21        637      42.09
Nevada                               23     5,902,425        2.17      6.737         357      81.50      95.87        639      39.97
Other                               181    34,487,595       12.66      6.733         357      81.73      96.17        637      42.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 37


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                             926   272,196,318       99.89      6.497         357      81.40      95.92        650      42.19
Second Home                           1       299,401        0.11      5.900         357      90.00     100.00        790      48.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             807   237,644,415       87.21      6.484         357      81.34      95.75        649      41.92
Condo                                81    20,058,030        7.36      6.529         357      82.07      97.24        648      44.18
2-4 Family                           39    14,793,274        5.43      6.642         357      81.64      96.88        666      43.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                            659   192,943,557       70.81      6.515         357      80.89      98.41        656      42.16
Refinance - Cashout                 264    78,278,851       28.73      6.438         357      82.63      89.73        634      42.16
Refinance - Rate Term                 4     1,273,311        0.47      7.260         357      86.45     100.00        608      48.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  806   221,383,446       81.24      6.400         357      81.65      95.73        643      42.30
Stated Documentation                111    47,562,205       17.45      6.900         357      79.45      97.02        681      41.99
Easy Documentation                   10     3,550,069        1.30      7.092         357      92.83      92.83        650      38.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   138    34,203,385       12.55      6.913         357      82.50      96.93        648      41.51
12                                   71    26,245,630        9.63      6.691         357      81.21      96.17        659      42.63
24                                  642   192,481,721       70.64      6.428         357      81.17      96.09        650      42.26
36                                   76    19,564,984        7.18      6.177         357      82.19      92.12        643      42.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                            927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                            15     2,932,279        1.08      6.983         357      80.36      96.97        578      38.19
581 - 600                           176    42,382,257       15.55      6.730         357      81.94      95.67        591      42.72
601 - 620                           135    36,177,538       13.28      6.663         357      82.39      93.97        610      41.71
621 - 640                           135    39,911,710       14.65      6.419         357      82.13      94.32        630      43.46
641 - 660                           145    44,639,148       16.38      6.357         357      81.42      95.58        650      42.36
661 - 680                           113    41,479,033       15.22      6.573         357      81.03      97.48        669      41.18
681 - 700                            89    25,537,755        9.37      6.354         357      79.59      96.61        689      41.65
701 - 720                            56    20,411,967        7.49      6.279         357      80.77      98.37        709      42.33
721 - 740                            26     7,899,091        2.90      6.351         357      80.86      96.31        730      45.06
741 - 760                            18     5,632,183        2.07      6.304         357      80.68      95.85        750      37.99
761 - 780                            12     3,925,613        1.44      6.245         357      81.31     100.00        768      44.81
781 - 800                             6     1,347,145        0.49      6.567         357      82.22     100.00        793      36.00
801 >=                                1       220,000        0.08      5.850         357      80.00     100.00        813      45.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 572
Maximum: 813
Weighted Average: 650


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records


4. Fico Distribution

---------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted
                                                                                             Average               Weighted
                               Current                               Weighted    Weighted    Stated                Average
Fico           Number of      Principal        Average     Percent    Average    Average    Remaining     FICO     Original
Distribution     Loans         Balance         Balance     Balance   Seasoning    Coupon      Term       Score       LTV
---------------------------------------------------------------------------------------------------------------------------
<= 500                 6       1,421,431.95   236,905.33      0.12       3.000      8.400         357        500      67.43
501 - 525            213      44,769,925.02   210,187.44      3.85       3.000      8.543         357        514      74.34
526 - 550            292      63,027,531.65   215,847.71      5.42       3.000      8.036         356        538      77.66
551 - 575            595     104,184,893.76   175,100.66      8.96       3.000      7.826         354        562      80.21
576 - 600            793     141,271,503.73   178,148.18     12.15       3.000      7.469         355        589      78.29
601 - 625            869     172,806,087.43   198,856.26     14.87       3.000      7.258         355        613      78.85
626 - 650          1,054     220,995,903.12   209,673.53     19.01       3.000      7.128         355        638      77.53
651 >=             1,901     414,012,348.55   217,786.61     35.61       3.000      7.012         356        691      77.13
---------------------------------------------------------------------------------------------------------------------------
Total:             5,723   1,162,489,625.21   203,125.92    100.00       3.000      7.315         356        630      77.79
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------

               Weighted    Wtd                       Pct
               Average     Avg     Pct     Pct     Single               Pct
Fico           Original   Back    Full    Owner    Family      Pct     Silent    Pct
Distribution     CLTV     Ratio    Doc     Occ     and PUD   Cashout   Second    IO
-------------------------------------------------------------------------------------
<= 500            67.43   39.06   75.84   100.00    100.00     79.24     0.00    0.00
501 - 525         74.34   43.50   64.16    92.70     89.52     80.03     0.00    0.00
526 - 550         77.75   43.10   69.65    94.69     85.73     74.17     0.09    0.00
551 - 575         81.49   43.12   76.32    96.56     87.46     60.35     1.47    0.86
576 - 600         82.45   42.34   77.57    92.87     87.15     53.96     5.11   31.44
601 - 625         83.13   41.55   71.26    93.48     83.51     56.63     5.31   26.92
626 - 650         82.65   42.34   57.65    92.70     80.16     37.73     6.39   25.42
651 >=            83.28   42.23   48.40    90.00     75.39     29.18     7.67   30.07
-------------------------------------------------------------------------------------
Total:            82.21   42.33   61.40    92.34     81.15     45.15     5.49   23.44
-------------------------------------------------------------------------------------
Minimum: 500
Maximum: 817
Weighted Average: 629.9

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/ or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

--------------------------------------------------------------------------------
Assumptions:
--------------------------------------------------------------------------------
Severity                                                                    100%
Advances                                                                    100%
Lag                12 months
Libor              Forward
Losses             SP default assumptions(on original pool)
Prepays            SP prepays for nim bonds
To Maturity


------------------------------------------------     -----------------------------------------
  6 Month ARMs, 1/29's and 2/28 Prepay Curve                   3/27 Prepay Curve
------------------------------------------------     -----------------------------------------
          Period                   Value                  Period                  Value
------------------------------------------------     -----------------------------------------
                  1                    7.25                       1                  7.25
                  2                     8.5                       2                  8.17
                  3                    9.75                       3                   9.1
                  4                   11.06                       4                 10.08
                  5                   13.02                       5                 11.65
                  6                   16.32                       6                 14.37
                  7                   18.16                       7                 15.79
                  8                   20.05                       8                 17.24
                  9                   23.16                       9                 19.72
                 10                   25.05                      10                 21.15
                 11                   30.15                      11                 25.28
                 12                    32.5                      12                 27.07
                 13                   33.79                      13                 27.99
                 14                   34.22                      14                  28.2
                 15                   34.92                      15                 28.55
                 16                   35.06                      16                 28.75
                 17                   34.19                      17                 28.94
                 18                   37.49                      18                 29.14
                 19                      40                      19                    30
                 20                      55                      20                    30
                 21                      55                      21                    30
                 22                      55                      22                    30
                 23                      55                      23                 30.93
                 24                      55                      24                    33
                 25                      55                      25                    40
                 26                      55                      26                    40
                 27                      55                      27                    40
                 28                      55                      28                    40
                 29                      55                      29                    40
                 30                      55                      30                    55
                 31                      35                      31                    55
                 32                      35                      32                    55
                 33                      35                      33                    55
                 34                      35                      34                    55
                 35                      35                      35                    55
                 36                      35                      36                    55
                 37                      35                      37                    55
                 38                      35                      38                    55
                 39                      35                      39                    55
                 40                      35                      40                    55
                 41                      35                      41                    35
                 42                      35                      42                    35
                 43                      35                      43                    35
                 44                      35                      44                    35
                 45                      35                      45                    35
                 46                      35                      46                    35
                 47                      35                      47                    35
                 48                      35                      48                    35
                 49                      35                      49                    35
                 50                      35                      50                    35
                 51                      35                      51                    35
                 52                      35                      52                    35
                 53                      35                      53                    35
                 54                      35                      54                    35
                 55                      35                      55                    35
                 56                      35                      56                    35
                 57                      35                      57                    35
                 58                      35                      58                    35
                 59                      35                      59                    35
                 60                      35                      60                    35
                 61                      35                      61                    35
                 62                      35                      62                    35
                 63                      35                      63                    35
                 64                      35                      64                    35
                 65                      35                      65                    35
                 66                      35                      66                    35
                 67                      35                      67                    35
                 68                      35                      68                    35
                 69                      35                      69                    35
                 70                      35                      70                    35
                 71                      35                      71                    35
                 72                      35                      72                    35
                 73                      35                      73                    35
                 74                      35                      74                    35
                 75                      35                      75                    35
                 76                      35                      76                    35
                 77                      35                      77                    35
                 78                      35                      78                    35
                 79                      35                      79                    35
                 80                      35                      80                    35
                 81                      35                      81                    35
                 82                      35                      82                    35
                 83                      35                      83                    35
                 84                      35                      84                    35
                 85                      35                      85                    35
                 86                      35                      86                    35
                 87                      35                      87                    35
                 88                      35                      88                    35
                 89                      35                      89                    35
                 90                      35                      90                    35
                 91                      35                      91                    35
                 92                      35                      92                    35
                 93                      35                      93                    35
                 94                      35                      94                    35
                 95                      35                      95                    35
                 96                      35                      96                    35
                 97                      35                      97                    35
                 98                      35                      98                    35
                 99                      35                      99                    35
                100                      35                     100                    35
                101                      35                     101                    35
                102                      35                     102                    35
                103                      35                     103                    35
                104                      35                     104                    35
                105                      35                     105                    35
                106                      35                     106                    35
                107                      35                     107                    35
                108                      35                     108                    35
                109                      35                     109                    35
                110                      35                     110                    35
                111                      35                     111                    35
                112                      35                     112                    35
                113                      35                     113                    35
                114                      35                     114                    35
                115                      35                     115                    35
                116                      35                     116                    35
                117                      35                     117                    35
                118                      35                     118                    35
                119                      35                     119                    35
                120                      35                     120                    35
                121                      35                     121                    35
                122                      35                     122                    35
                123                      35                     123                    35
                124                      35                     124                    35
                125                      35                     125                    35
                126                      35                     126                    35
                127                      35                     127                    35
                128                      35                     128                    35
                129                      35                     129                    35
                130                      35                     130                    35
                131                      35                     131                    35
                132                      35                     132                    35
                133                      35                     133                    35
                134                      35                     134                    35
                135                      35                     135                    35
                136                      35                     136                    35
                137                      35                     137                    35
                138                      35                     138                    35
                139                      35                     139                    35
                140                      35                     140                    35
                141                      35                     141                    35
                142                      35                     142                    35
                143                      35                     143                    35
                144                      35                     144                    35
                145                      35                     145                    35
                146                      35                     146                    35
                147                      35                     147                    35
                148                      35                     148                    35
                149                      35                     149                    35
                150                      35                     150                    35
                151                      35                     151                    35
                152                      35                     152                    35
                153                      35                     153                    35
                154                      35                     154                    35
                155                      35                     155                    35
                156                      35                     156                    35
                157                      35                     157                    35
                158                      35                     158                    35
                159                      35                     159                    35
                160                      35                     160                    35
                161                      35                     161                    35
                162                      35                     162                    35
                163                      35                     163                    35
                164                      35                     164                    35
                165                      35                     165                    35
                166                      35                     166                    35
                167                      35                     167                    35
                168                      35                     168                    35
                169                      35                     169                    35
                170                      35                     170                    35
                171                      35                     171                    35
                172                      35                     172                    35
                173                      35                     173                    35
                174                      35                     174                    35
                175                      35                     175                    35
                176                      35                     176                    35
                177                      35                     177                    35
                178                      35                     178                    35
                179                      35                     179                    35
                180                      35                     180                    35
                181                      35                     181                    35
                182                      35                     182                    35
                183                      35                     183                    35
                184                      35                     184                    35
                185                      35                     185                    35
                186                      35                     186                    35
                187                      35                     187                    35
                188                      35                     188                    35
                189                      35                     189                    35
                190                      35                     190                    35
                191                      35                     191                    35
                192                      35                     192                    35
                193                      35                     193                    35
                194                      35                     194                    35
                195                      35                     195                    35
                196                      35                     196                    35
                197                      35                     197                    35
                198                      35                     198                    35
                199                      35                     199                    35
                200                      35                     200                    35
                201                      35                     201                    35
                202                      35                     202                    35
                203                      35                     203                    35
                204                      35                     204                    35
                205                      35                     205                    35
                206                      35                     206                    35
                207                      35                     207                    35
                208                      35                     208                    35
                209                      35                     209                    35
                210                      35                     210                    35
                211                      35                     211                    35
                212                      35                     212                    35
                213                      35                     213                    35
                214                      35                     214                    35
                215                      35                     215                    35
                216                      35                     216                    35
                217                      35                     217                    35
                218                      35                     218                    35
                219                      35                     219                    35
                220                      35                     220                    35
                221                      35                     221                    35
                222                      35                     222                    35
                223                      35                     223                    35
                224                      35                     224                    35
                225                      35                     225                    35
                226                      35                     226                    35
                227                      35                     227                    35
                228                      35                     228                    35
                229                      35                     229                    35
                230                      35                     230                    35
                231                      35                     231                    35
                232                      35                     232                    35
                233                      35                     233                    35
                234                      35                     234                    35
                235                      35                     235                    35
                236                      35                     236                    35
                237                      35                     237                    35
                238                      35                     238                    35
                239                      35                     239                    35
                240                      35                     240                    35
                241                      35                     241                    35
                242                      35                     242                    35
                243                      35                     243                    35
                244                      35                     244                    35
                245                      35                     245                    35
                246                      35                     246                    35
                247                      35                     247                    35
                248                      35                     248                    35
                249                      35                     249                    35
                250                      35                     250                    35
                251                      35                     251                    35
                252                      35                     252                    35
                253                      35                     253                    35
                254                      35                     254                    35
                255                      35                     255                    35
                256                      35                     256                    35
                257                      35                     257                    35
                258                      35                     258                    35
                259                      35                     259                    35
                260                      35                     260                    35
                261                      35                     261                    35
                262                      35                     262                    35
                263                      35                     263                    35
                264                      35                     264                    35
                265                      35                     265                    35
                266                      35                     266                    35
                267                      35                     267                    35
                268                      35                     268                    35
                269                      35                     269                    35
                270                      35                     270                    35
                271                      35                     271                    35
                272                      35                     272                    35
                273                      35                     273                    35
                274                      35                     274                    35
                275                      35                     275                    35
                276                      35                     276                    35
                277                      35                     277                    35
                278                      35                     278                    35
                279                      35                     279                    35
                280                      35                     280                    35
                281                      35                     281                    35
                282                      35                     282                    35
                283                      35                     283                    35
                284                      35                     284                    35
                285                      35                     285                    35
                286                      35                     286                    35
                287                      35                     287                    35
                288                      35                     288                    35
                289                      35                     289                    35
                290                      35                     290                    35
                291                      35                     291                    35
                292                      35                     292                    35
                293                      35                     293                    35
                294                      35                     294                    35
                295                      35                     295                    35
                296                      35                     296                    35
                297                      35                     297                    35
                298                      35                     298                    35
                299                      35                     299                    35
                300                      35                     300                    35
                301                      35                     301                    35
                302                      35                     302                    35
                303                      35                     303                    35
                304                      35                     304                    35
                305                      35                     305                    35
                306                      35                     306                    35
                307                      35                     307                    35
                308                      35                     308                    35
                309                      35                     309                    35
                310                      35                     310                    35
                311                      35                     311                    35
                312                      35                     312                    35
                313                      35                     313                    35
                314                      35                     314                    35
                315                      35                     315                    35
                316                      35                     316                    35
                317                      35                     317                    35
                318                      35                     318                    35
                319                      35                     319                    35
                320                      35                     320                    35
                321                      35                     321                    35
                322                      35                     322                    35
                323                      35                     323                    35
                324                      35                     324                    35
                325                      35                     325                    35
                326                      35                     326                    35
                327                      35                     327                    35
                328                      35                     328                    35
                329                      35                     329                    35
                330                      35                     330                    35
                331                      35                     331                    35
                332                      35                     332                    35
                333                      35                     333                    35
                334                      35                     334                    35
                335                      35                     335                    35
                336                      35                     336                    35
                337                      35                     337                    35
                338                      35                     338                    35
                339                      35                     339                    35
                340                      35                     340                    35
                341                      35                     341                    35
                342                      35                     342                    35
                343                      35                     343                    35
                344                      35                     344                    35
                345                      35                     345                    35
                346                      35                     346                    35
                347                      35                     347                    35
                348                      35                     348                    35
                349                      35                     349                    35
                350                      35                     350                    35
                351                      35                     351                    35
                352                      35                     352                    35
                353                      35                     353                    35
                354                      35                     354                    35
                355                      35                     355                    35
                356                      35                     356                    35
                357                      35                     357                    35
                358                      35                     358                    35
                359                      35                     359                    35
                360                      35                     360                    35
------------------------------------------------     -----------------------------------------



-------------------------------------------------     ----------------------------------
      15/15, 10/30, and Fixed Prepay Curve                        Loss Curve
-------------------------------------------------     ----------------------------------
       Period                   Value                      Period           Value
-------------------------------------------------     ----------------------------------
                1                          4                     1                4
                2                       6.27                     2                0
                3                       8.55                     3                0
                4                      10.82                     4                0
                5                      13.09                     5                0
                6                      15.36                     6             5.75
                7                      17.64                     7                0
                8                      19.91                     8                0
                9                      22.18                     9                0
               10                      24.45                    10                0
               11                      26.73                    11                0
               12                         29                    12             6.25
               13                         29                    13                0
               14                         29                    14                0
               15                         29                    15                0
               16                         29                    16                0
               17                         29                    17                0
               18                         29                    18               13
               19                         29                    19                0
               20                         29                    20                0
               21                         29                    21                0
               22                         29                    22                0
               23                         29                    23                0
               24                         29                    24            10.25
               25                         29                    25                0
               26                         29                    26                0
               27                         29                    27                0
               28                         29                    28                0
               29                         29                    29                0
               30                         29                    30               10
               31                         29                    31                0
               32                         29                    32                0
               33                         29                    33                0
               34                         29                    34                0
               35                         29                    35                0
               36                         29                    36              9.5
               37                         29                    37                0
               38                         29                    38                0
               39                         29                    39                0
               40                         29                    40                0
               41                         29                    41                0
               42                         29                    42                9
               43                         29                    43                0
               44                         29                    44                0
               45                         29                    45                0
               46                         29                    46                0
               47                         29                    47                0
               48                         29                    48                9
               49                         29                    49                0
               50                         29                    50                0
               51                         29                    51                0
               52                         29                    52                0
               53                         29                    53                0
               54                         29                    54             7.75
               55                         29                    55                0
               56                         29                    56                0
               57                         29                    57                0
               58                         29                    58                0
               59                         29                    59                0
               60                         29                    60             5.75
               61                         29                    61                0
               62                         29                    62                0
               63                         29                    63                0
               64                         29                    64                0
               65                         29                    65                0
               66                         29                    66              5.5
               67                         29                    67                0
               68                         29                    68                0
               69                         29                    69                0
               70                         29                    70                0
               71                         29                    71                0
               72                         29                    72             4.25
               73                         29                    73                0
               74                         29                    74
               75                         29                    75
               76                         29                    76
               77                         29                    77
               78                         29                    78
               79                         29                    79
               80                         29                    80
               81                         29                    81
               82                         29                    82
               83                         29                    83
               84                         29                    84
               85                         29                    85
               86                         29                    86
               87                         29                    87
               88                         29                    88
               89                         29                    89
               90                         29                    90
               91                         29                    91
               92                         29                    92
               93                         29                    93
               94                         29                    94
               95                         29                    95
               96                         29                    96
               97                         29                    97
               98                         29                    98
               99                         29                    99
              100                         29                   100
              101                         29                   101
              102                         29                   102
              103                         29                   103
              104                         29                   104
              105                         29                   105
              106                         29                   106
              107                         29                   107
              108                         29                   108
              109                         29                   109
              110                         29                   110
              111                         29                   111
              112                         29                   112
              113                         29                   113
              114                         29                   114
              115                         29                   115
              116                         29                   116
              117                         29                   117
              118                         29                   118
              119                         29                   119
              120                         29                   120
              121                         29                   121
              122                         29                   122
              123                         29                   123
              124                         29                   124
              125                         29                   125
              126                         29                   126
              127                         29                   127
              128                         29                   128
              129                         29                   129
              130                         29                   130
              131                         29                   131
              132                         29                   132
              133                         29                   133
              134                         29                   134
              135                         29                   135
              136                         29                   136
              137                         29                   137
              138                         29                   138
              139                         29                   139
              140                         29                   140
              141                         29                   141
              142                         29                   142
              143                         29                   143
              144                         29                   144
              145                         29                   145
              146                         29                   146
              147                         29                   147
              148                         29                   148
              149                         29                   149
              150                         29                   150
              151                         29                   151
              152                         29                   152
              153                         29                   153
              154                         29                   154
              155                         29                   155
              156                         29                   156
              157                         29                   157
              158                         29                   158
              159                         29                   159
              160                         29                   160
              161                         29                   161
              162                         29                   162
              163                         29                   163
              164                         29                   164
              165                         29                   165
              166                         29                   166
              167                         29                   167
              168                         29                   168
              169                         29                   169
              170                         29                   170
              171                         29                   171
              172                         29                   172
              173                         29                   173
              174                         29                   174
              175                         29                   175
              176                         29                   176
              177                         29                   177
              178                         29                   178
              179                         29                   179
              180                         29                   180
              181                         29                   181
              182                         29                   182
              183                         29                   183
              184                         29                   184
              185                         29                   185
              186                         29                   186
              187                         29                   187
              188                         29                   188
              189                         29                   189
              190                         29                   190
              191                         29                   191
              192                         29                   192
              193                         29                   193
              194                         29                   194
              195                         29                   195
              196                         29                   196
              197                         29                   197
              198                         29                   198
              199                         29                   199
              200                         29                   200
              201                         29                   201
              202                         29                   202
              203                         29                   203
              204                         29                   204
              205                         29                   205
              206                         29                   206
              207                         29                   207
              208                         29                   208
              209                         29                   209
              210                         29                   210
              211                         29                   211
              212                         29                   212
              213                         29                   213
              214                         29                   214
              215                         29                   215
              216                         29                   216
              217                         29                   217
              218                         29                   218
              219                         29                   219
              220                         29                   220
              221                         29                   221
              222                         29                   222
              223                         29                   223
              224                         29                   224
              225                         29                   225
              226                         29                   226
              227                         29                   227
              228                         29                   228
              229                         29                   229
              230                         29                   230
              231                         29                   231
              232                         29                   232
              233                         29                   233
              234                         29                   234
              235                         29                   235
              236                         29                   236
              237                         29                   237
              238                         29                   238
              239                         29                   239
              240                         29                   240
              241                         29                   241
              242                         29                   242
              243                         29                   243
              244                         29                   244
              245                         29                   245
              246                         29                   246
              247                         29                   247
              248                         29                   248
              249                         29                   249
              250                         29                   250
              251                         29                   251
              252                         29                   252
              253                         29                   253
              254                         29                   254
              255                         29                   255
              256                         29                   256
              257                         29                   257
              258                         29                   258
              259                         29                   259
              260                         29                   260
              261                         29                   261
              262                         29                   262
              263                         29                   263
              264                         29                   264
              265                         29                   265
              266                         29                   266
              267                         29                   267
              268                         29                   268
              269                         29                   269
              270                         29                   270
              271                         29                   271
              272                         29                   272
              273                         29                   273
              274                         29                   274
              275                         29                   275
              276                         29                   276
              277                         29                   277
              278                         29                   278
              279                         29                   279
              280                         29                   280
              281                         29                   281
              282                         29                   282
              283                         29                   283
              284                         29                   284
              285                         29                   285
              286                         29                   286
              287                         29                   287
              288                         29                   288
              289                         29                   289
              290                         29                   290
              291                         29                   291
              292                         29                   292
              293                         29                   293
              294                         29                   294
              295                         29                   295
              296                         29                   296
              297                         29                   297
              298                         29                   298
              299                         29                   299
              300                         29                   300
              301                         29                   301
              302                         29                   302
              303                         29                   303
              304                         29                   304
              305                         29                   305
              306                         29                   306
              307                         29                   307
              308                         29                   308
              309                         29                   309
              310                         29                   310
              311                         29                   311
              312                         29                   312
              313                         29                   313
              314                         29                   314
              315                         29                   315
              316                         29                   316
              317                         29                   317
              318                         29                   318
              319                         29                   319
              320                         29                   320
              321                         29                   321
              322                         29                   322
              323                         29                   323
              324                         29                   324
              325                         29                   325
              326                         29                   326
              327                         29                   327
              328                         29                   328
              329                         29                   329
              330                         29                   330
              331                         29                   331
              332                         29                   332
              333                         29                   333
              334                         29                   334
              335                         29                   335
              336                         29                   336
              337                         29                   337
              338                         29                   338
              339                         29                   339
              340                         29                   340
              341                         29                   341
              342                         29                   342
              343                         29                   343
              344                         29                   344
              345                         29                   345
              346                         29                   346
              347                         29                   347
              348                         29                   348
              349                         29                   349
              350                         29                   350
              351                         29                   351
              352                         29                   352
              353                         29                   353
              354                         29                   354
              355                         29                   355
              356                         29                   356
              357                         29                   357
              358                         29                   358
              359                         29                   359
              360                         29                   360
-------------------------------------------------     ----------------------------------

        1         S&P BB+ exp loss?




        2         % Loss of "BB" Class Princ
                  --------------------------

                                          --------------------------------------------------------------------
TRIGGERS FAIL                                   Libor forward - 50                   Libor forward
% Writedown                                100%        125%         150%        100%        125%         150%
                  ------------------------
                        Coll Loss %             Prepay Ramp                          Prepay Ramp
--------------------------------------------------------------------------------------------------------------
                             1

                             2
S&P Loss Ramp*
                             3

                             4
--------------------------------------------------------------------------------------------------------------




                                          --------------------------------------------------------------------
TRIGGERS FAIL                                   Libor forward +200                   Libor forward + 400
% Writedown                                100%        125%         150%        100%         125%        150%
                  -----------------------
                        Coll Loss %             Prepay Ramp                          Prepay Ramp
--------------------------------------------------------------------------------------------------------------
                             1

                             2
S&P Loss Ramp*
                             3

                             4
--------------------------------------------------------------------------------------------------------------


        3         % Loss of "BB" Class Princ
                  --------------------------

                                          --------------------------------------------------------------------
TRIGGERS PASS                                   Libor forward - 50                   Libor forward
% Writedown                                100%        125%         150%        100%        125%         150%
                  ------------------------
                        Coll Loss %             Prepay Ramp                          Prepay Ramp
--------------------------------------------------------------------------------------------------------------
                             1

                             2
S&P Loss Ramp
                             3

                             4
--------------------------------------------------------------------------------------------------------------


                                          --------------------------------------------------------------------
TRIGGERS PASS                                   Libor forward +200                   Libor forward + 400
% Writedown                                100%        125%         150%        100%         125%        150%
                  ------------------------
                        Coll Loss %             Prepay Ramp                          Prepay Ramp
--------------------------------------------------------------------------------------------------------------
                             1

                             2
S&P Loss Ramp
                             3

                             4
--------------------------------------------------------------------------------------------------------------


        4         Breakeven Runs
                  --------------
                                          ---------------------------------------------------------------------------------
TRIGGERS FAIL                                          Libor forward - 50                   Libor forward
                                                  100%        125%         150%        100%        125%         150%
                                                       Prepay Ramp                          Prepay Ramp
---------------------------------------------------------------------------------------------------------------------------
                           1st $ Loss CDR        2.954       2.830        2.787       2.852       2.763        2.768

                  Cumulative Loss to Pool        6.71%       5.07%        4.07%       6.49%       4.96%       4.045%

                                      WAL        12.05        9.24         7.16       12.09        9.26         7.16

                     Period of 1st $ Loss          222         159          136         226         157          130

                             Princ Window    118 - 357    90 - 357     69 - 356   119 - 357    90 - 357     69 - 356

                         Gap in Princ(Y/N)           N           N            N           N           N            N

---------------------------------------------------------------------------------------------------------------------------


                                             ------------------------------------------------------------------------
TRIGGERS FAIL                                          Libor forward +200                   Libor forward + 400
                                                  100%        125%         150%        100%         125%        150%
                                                       Prepay Ramp                          Prepay Ramp
---------------------------------------------------------------------------------------------------------------------
                           1st $ Loss CDR        2.449       2.556        2.802       1.962        2.410       2.988

                  Cumulative Loss to Pool        5.62%       4.60%        4.09%       4.54%        4.34%       4.36%

                                      WAL        12.24        9.31         7.16       12.40         9.34        7.14

                     Period of 1st $ Loss          247         156          126         180          158         127

                             Princ Window    120 - 357    91 - 357     69 - 356   122 - 357     91 - 357    69 - 355

                         Gap in Princ(Y/N)           N           N            N           N            N           N

---------------------------------------------------------------------------------------------------------------------

* SP default assmuptions are in tab "SP Defaults"
  SP prepayment ramps-nim

-------------------------------------------------------------------------------
                        SP Subprime Default Assumptions

-------------------------------------------------------------------------------
        Month         % when WA seasoning <12mo    % when WA seasoning >12mo
-------------------------------------------------------------------------------
          1                    4.00%                     4.00% & 5.75%
          6                    5.75%                         6.25%
         12                    6.25%                        13.00%
         18                   13.00%                        10.25%
         24                   10.25%                        10.00%
         30                   10.00%                         9.50%
         36                    9.50%                         9.00%
         42                    9.00%                         9.00%
         48                    9.00%                         7.75%
         54                    7.75%                         5.75%
         60                    5.75%                         5.50%
         66                    5.50%                         4.25%
         72                    4.25%                         0.00%
-------------------------------------------------------------------------------

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR5 Preliminary Collateral Analysis
All records
5,723 records
Balance: 1,162,489,625



-----------------------------------------------------------------------------------------------------------------
                                                          % of                               Weighted
                                       % of             Current                              Average    Weighted
LTV > 80              Current         Current          Principal          Weighted           Combined    Average
Covered              Principal       Principal          Balance           Average    FICO    Original   Effective
Radian                Balance         Balance    Of loans with OLTV >80    Coupon    Score     LTV      LTV_8060
-----------------------------------------------------------------------------------------------------------------
<= 80 LTV           713,731,654.77       61.40                                7.03     633      77.04       65.04
>80 Covered         263,437,221.40       22.66                    58.70%      7.27     623      88.45       60.00
>80 Not Covered     185,320,749.04       15.94                    41.30%      8.48     626      93.27       93.27
-----------------------------------------------------------------------------------------------------------------
Total:            1,162,489,625.21      100.00                                7.32     630      82.21       68.40
-----------------------------------------------------------------------------------------------------------------






60CoveredRadian>4. LTV > 60 Covered Radian

-----------------------------------------------------------------------------------------------------------------
                                                          % of                               Weighted
                                       % of             Current                              Average    Weighted
LTV > 60              Current         Current          Principal          Weighted           Combined    Average
Covered              Principal       Principal          Balance           Average    FICO    Original   Effective
Radian                Balance         Balance    Of loans with OLTV >60    Coupon    Score     LTV      LTV_6060
-----------------------------------------------------------------------------------------------------------------
<= 60 LTV            31,870,927.91        2.74                                7.48     587      52.00       52.00
>60 Covered         791,985,941.05       68.13                    70.05%      7.01     636      81.88       60.00
>60 Not Covered     338,632,756.25       29.13                    29.95%      8.01     620      85.84       85.84
-----------------------------------------------------------------------------------------------------------------
Total:            1,162,489,625.21      100.00                                7.32     630      82.21       67.31
-----------------------------------------------------------------------------------------------------------------
Wtd MI Fee (6060): 67

---------------------------------------------------------------------------------------------
Pool with OLTV > 80%
---------------------------------------------------------------------------------------------
                               % of                                                     NZ
               Current        Current                  % of                          Wgtd Avg
              Principal      Principal   Number of   Number of                         FICO
MI6060_RN      Balance        Balance      Loans       Loans     Orig LTV    WAC      Score
---------------------------------------------------------------------------------------------
<= 0.00     185,320,749.04       41.30       1,747       60.72      65.52   8.4750      626.4
1.01 >=     263,437,221.40       58.70       1,130       39.28      88.45   7.2688      622.7
---------------------------------------------------------------------------------------------
Total:      448,757,970.44      100.00       2,877      100.00      78.98   7.7669      624.2
---------------------------------------------------------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Adjustable Rate







1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 4,031
Aggregate Principal Balance ($): 995,029,272
Weighted Average Current Mortgage Rate (%): 7.159
Non-Zero Weighted Average Margin (%): 6.282
Non-Zero Weighted Average Maximum Rate (%): 13.191
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.42
% First Liens: 100.00
% Owner Occupied: 92.23
% Purchase: 55.19
% Full Documentation: 60.01
Non-Zero Weighted Average FICO Score: 628




2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR        2,988   692,863,778       69.63      7.424         357      81.36      87.50        619      42.56
ARM - 2 Year/6 Month
LIBOR/5 Year Interest Only          885   260,521,716       26.18      6.501         357      81.49      96.23        649      42.30
ARM - 3 Year/6 Month LIBOR           86    19,105,929        1.92      7.181         357      83.25      86.85        631      40.89
ARM - 3 Year/6 Month
LIBOR/5 Year Interest Only           42    11,974,003        1.20      6.392         357      79.73      89.08        670      39.86
ARM - 5 Year/6 Month LIBOR           30    10,563,846        1.06      6.813         357      81.44      86.28        643      39.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                     298    99,064,033        9.96      5.768         357      79.51      91.14        661      42.21
6.000% - 6.999%                   1,374   394,387,351       39.64      6.575         357      80.68      91.95        646      42.63
7.000% - 7.999%                   1,415   332,823,709       33.45      7.520         357      82.49      89.41        620      42.48
8.000% - 8.999%                     750   142,233,282       14.29      8.401         357      83.35      86.08        586      41.80
9.000% - 9.999%                     145    18,967,893        1.91      9.440         357      78.26      80.01        553      41.83
10.000% - 10.999%                    38     5,871,439        0.59     10.580         357      69.44      70.30        545      42.02
11.000% - 11.999%                     9     1,518,199        0.15     11.581         357      67.33      67.71        561      38.69
12.000% - 12.999%                     2       163,367        0.02     12.282         357      66.99      66.99        503      38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 12.300%
Weighted Average: 7.159%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                     2        99,761        0.01      7.950         357      73.33      73.33        654      36.61
$50,001 - $75,000                   154     9,583,260        0.96      8.874         357      81.48      86.87        610      39.67
$75,001 - $100,000                  299    26,325,374        2.65      7.970         357      81.24      87.32        608      39.64
$100,001 - $125,000                 419    47,089,069        4.73      7.726         357      82.29      91.34        612      41.39
$125,001 - $150,000                 362    49,870,085        5.01      7.612         357      81.11      89.66        614      41.01
$150,001 - $175,000                 369    59,571,212        5.99      7.399         357      81.52      89.10        620      41.80
$175,001 - $200,000                 337    63,141,656        6.35      7.261         357      80.25      89.63        625      41.06
$200,001 - $225,000                 299    63,955,056        6.43      7.174         357      81.21      88.94        621      41.91
$225,001 - $250,000                 228    54,157,431        5.44      7.246         357      79.94      87.89        617      42.93
$250,001 - $275,000                 205    53,788,294        5.41      7.129         357      81.68      90.18        625      42.16
$275,001 - $300,000                 197    56,758,517        5.70      6.959         357      80.33      88.78        628      43.11
$300,001 - $325,000                 183    57,281,411        5.76      7.115         357      82.50      90.20        620      43.52
$325,001 - $350,000                 158    53,285,063        5.36      6.971         357      81.82      89.39        624      42.76
$350,001 - $375,000                 119    43,006,252        4.32      6.898         357      81.00      89.18        630      43.96
$375,001 - $400,000                 103    39,951,550        4.02      6.938         357      81.37      90.46        640      42.65
$400,001 - $425,000                  83    34,321,137        3.45      7.078         357      81.33      89.96        625      43.71
$425,001 - $450,000                 102    44,787,679        4.50      6.817         357      82.89      91.61        652      44.14
$450,001 - $475,000                  63    29,203,746        2.93      6.925         357      82.51      92.65        637      45.02
$475,001 - $500,000                  57    27,721,317        2.79      6.890         357      82.63      89.97        638      42.89
$500,001 - $750,000                 283   173,382,408       17.42      7.003         357      81.55      90.69        639      42.38
$750,001 - $1,000,000                 9     7,748,995        0.78      6.002         357      77.59      80.81        659      34.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $49,863
Maximum: $997,139
Average: $246,844


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
359                                   5     1,660,785        0.17      6.486         355      80.64      87.38        631      47.66
360                               4,026   993,368,488       99.83      7.160         357      81.42      89.79        628      42.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 359
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                         4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 352
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                       1        50,345        0.01     10.990         357      12.00      12.00        526      21.78
15.01% - 20.00%                       1       100,732        0.01      6.650         357      19.80      19.80        604      47.44
20.01% - 25.00%                       1        74,846        0.01      7.950         357      24.75      24.75        539      42.84
25.01% - 30.00%                       2       224,293        0.02      7.483         357      28.81      28.81        566      41.97
30.01% - 35.00%                       4       460,153        0.05      8.581         357      33.90      33.90        587      44.82
35.01% - 40.00%                       7     1,029,030        0.10      7.494         357      37.99      37.99        596      46.50
40.01% - 45.00%                      12     1,934,368        0.19      7.887         357      43.06      43.75        565      43.90
45.01% - 50.00%                      18     2,678,965        0.27      7.378         357      48.24      48.24        584      36.16
50.01% - 55.00%                      30     6,633,492        0.67      7.083         357      53.06      53.06        583      42.37
55.01% - 60.00%                      51    12,448,203        1.25      7.513         357      58.29      59.39        580      41.92
60.01% - 65.00%                      88    19,064,095        1.92      7.852         357      63.65      64.30        599      42.87
65.01% - 70.00%                     132    31,459,809        3.16      7.883         357      69.06      69.30        575      42.05
70.01% - 75.00%                     193    49,661,007        4.99      7.410         357      73.88      75.05        591      42.29
75.01% - 80.00%                   2,020   524,379,446       52.70      6.885         357      79.86      94.24        645      42.29
80.01% - 85.00%                     429   108,775,730       10.93      7.190         357      84.51      86.20        599      42.49
85.01% - 90.00%                     855   191,594,856       19.26      7.446         357      89.75      92.41        618      42.89
90.01% - 95.00%                      77    21,272,419        2.14      7.468         357      94.84      94.84        643      43.38
95.01% - 100.00%                    110    23,187,482        2.33      8.145         357      99.93      99.93        663      40.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 81.42%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                       1       301,500        0.03      6.950         357      90.00      90.00        648      41.25
4.001% - 4.500%                       5     1,411,842        0.14      5.172         357      77.43      89.42        700      41.20
4.501% - 5.000%                      82    26,351,962        2.65      5.505         357      79.16      91.04        664      43.25
5.001% - 5.500%                     332   110,700,784       11.13      5.954         357      80.02      92.51        656      42.30
5.501% - 6.000%                     679   196,747,495       19.77      6.444         357      80.46      92.13        651      42.41
6.001% - 6.500%                     759   202,030,725       20.30      6.921         357      81.31      91.23        637      42.36
6.501% - 7.000%                   2,173   457,484,963       45.98      7.964         357      82.35      87.41        604      42.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 6.282%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                      51    15,786,109        1.59      5.389         357      78.73      88.61        673      42.40
5.501% - 6.000%                     283    94,243,503        9.47      5.858         357      79.70      91.76        656      42.33
6.001% - 6.500%                     579   176,244,126       17.71      6.343         357      80.54      93.00        652      42.58
6.501% - 7.000%                     796   216,596,417       21.77      6.812         357      80.91      91.16        641      42.46
7.001% - 7.500%                     677   167,678,956       16.85      7.308         357      82.07      90.14        627      42.66
7.501% - 8.000%                     738   163,385,987       16.42      7.790         357      82.99      88.36        610      42.41
8.001% - 8.500%                     445    91,359,148        9.18      8.268         357      83.72      86.52        589      41.83
8.501% - 9.000%                     272    43,428,127        4.36      8.757         357      82.51      84.71        578      41.87
9.001% - 9.500%                      83    12,041,411        1.21      9.276         357      80.09      81.60        557      42.47
9.501% - 10.000%                     58     6,488,631        0.65      9.786         357      74.29      76.33        544      41.12
10.001% - 10.500%                    19     2,496,455        0.25     10.048         357      72.92      74.93        539      39.63
10.501% - 11.000%                    19     3,598,837        0.36     10.782         357      67.19      67.19        551      44.28
11.001% - 11.500%                     3       533,880        0.05     11.310         357      68.32      68.32        580      37.95
11.501% - 12.000%                     6       984,319        0.10     11.728         357      66.79      67.39        551      39.09
12.001% - 12.500%                     2       163,367        0.02     12.282         357      66.99      66.99        503      38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 12.300%
Non-Zero Weighted Average: 7.159%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%                    50    15,572,697        1.57      5.389         357      78.64      88.66        672      42.31
11.501% - 12.000%                   273    90,405,120        9.09      5.862         357      79.73      91.95        656      42.60
12.001% - 12.500%                   565   170,817,680       17.17      6.344         357      80.67      93.30        652      42.51
12.501% - 13.000%                   781   213,764,772       21.48      6.794         357      80.81      91.23        642      42.28
13.001% - 13.500%                   676   169,162,888       17.00      7.273         357      81.85      89.96        628      42.82
13.501% - 14.000%                   740   164,314,131       16.51      7.749         357      83.05      88.46        611      42.61
14.001% - 14.500%                   447    91,981,060        9.24      8.225         357      83.48      86.44        590      41.56
14.501% - 15.000%                   288    47,509,003        4.77      8.640         357      82.65      84.94        581      41.44
15.001% - 15.500%                    97    15,761,885        1.58      9.033         357      82.16      83.49        569      43.48
15.501% - 16.000%                    63     7,906,625        0.79      9.585         357      74.56      76.23        545      41.98
16.001% - 16.500%                    18     2,256,184        0.23     10.217         357      73.87      76.09        533      38.57
16.501% - 17.000%                    20     3,625,295        0.36     10.714         357      67.09      67.09        547      43.26
17.001% - 17.500%                     4       587,691        0.06     11.213         356      68.01      68.01        576      35.59
17.501% - 18.000%                     7     1,200,875        0.12     11.588         357      67.37      67.86        557      41.29
18.001% - 18.500%                     2       163,367        0.02     12.282         357      66.99      66.99        503      38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 18.300%
Non-Zero Weighted Average: 13.191%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
2.00%                             3,915   962,936,638       96.77      7.159         357      81.42      89.93        628      42.40
3.00%                               116    32,092,635        3.23      7.158         355      81.20      85.30        620      42.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.032%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.50%                             4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Feb-07                                1       254,517        0.03      6.250         352      90.00     100.00        689      35.14
Apr-07                                8     2,070,181        0.21      7.373         354      88.27      91.23        651      46.58
May-07                               54    14,689,866        1.48      7.102         355      83.11      86.75        625      42.36
Jun-07                              475   122,584,963       12.32      7.143         356      80.52      88.96        622      43.19
Jul-07                            3,335   813,785,967       81.79      7.177         357      81.48      90.08        627      42.38
May-08                                3       533,532        0.05      7.258         355      87.44      96.85        701      40.11
Jun-08                               18     5,364,858        0.54      7.064         356      80.65      86.68        645      36.15
Jul-08                              107    25,181,541        2.53      6.829         357      82.05      87.74        645      41.42
Jun-10                                2       908,708        0.09      7.216         356      69.35      69.35        582      40.19
Jul-10                               28     9,655,139        0.97      6.775         357      82.57      87.87        648      39.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-19


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          802   285,789,544       28.72      6.780         357      80.54      89.98        632      43.21
New York                            328   114,384,743       11.50      7.054         357      80.33      89.15        640      44.28
Florida                             519   111,200,795       11.18      7.326         357      81.56      88.45        623      40.47
New Jersey                          270    72,248,015        7.26      7.572         357      81.94      87.08        628      42.27
Maryland                            212    48,289,890        4.85      7.221         357      82.38      89.64        615      42.32
Illinois                            248    45,451,198        4.57      7.452         357      82.60      90.29        627      42.31
Virginia                            153    41,199,098        4.14      7.236         357      80.81      88.64        620      41.22
Massachusetts                       135    37,527,606        3.77      7.225         357      80.72      89.34        630      43.58
Georgia                             177    27,729,089        2.79      7.505         357      84.19      93.96        618      41.00
Nevada                               75    18,416,447        1.85      7.078         357      81.81      90.17        630      42.07
Arizona                              87    17,928,003        1.80      7.354         357      81.62      89.36        618      40.74
Other                             1,025   174,864,844       17.57      7.376         357      82.46      91.45        622      41.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 43


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                           3,642   917,679,111       92.23      7.115         357      81.24      90.12        626      42.51
Investment                          350    65,949,124        6.63      7.700         357      84.22      86.44        650      40.76
Second Home                          39    11,401,038        1.15      7.558         357      79.58      82.42        626      42.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           3,340   809,050,466       81.31      7.164         357      81.37      89.64        624      42.22
2-4 Family                          390   120,546,678       12.11      7.134         357      81.36      89.72        645      43.88
Condo                               300    65,304,794        6.56      7.132         357      82.08      91.66        638      41.83
Modular                               1       127,335        0.01     10.150         357      75.00      75.00        517      49.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                          2,255   549,203,188       55.19      7.068         357      82.39      95.27        645      42.16
Refinance - Cashout               1,752   439,798,909       44.20      7.270         357      80.26      83.06        606      42.69
Refinance - Rate Term                24     6,027,176        0.61      7.286         357      76.84      80.91        606      42.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                2,638   597,150,729       60.01      7.016         357      82.57      90.50        618      42.01
Stated Documentation              1,335   381,478,138       38.34      7.373         357      79.47      88.86        644      43.16
Easy Documentation                   58    16,400,405        1.65      7.369         357      84.61      85.08        611      38.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   856   199,684,246       20.07      7.515         357      82.35      89.80        630      41.98
12                                  510   147,620,633       14.84      7.271         357      80.62      89.49        635      43.22
24                                2,442   596,383,713       59.94      7.040         357      81.23      90.02        626      42.38
36                                  223    51,340,680        5.16      6.826         357      82.18      87.85        617      41.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                          4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
500 - 500                             6     1,421,432        0.14      8.400         357      67.43      67.43        500      39.06
501 - 520                           166    35,792,317        3.60      8.572         357      74.64      75.17        512      42.83
521 - 540                           194    43,073,575        4.33      8.144         357      76.29      76.90        531      43.86
541 - 560                           298    64,542,630        6.49      7.854         357      80.55      81.76        552      43.50
561 - 580                           340    72,860,211        7.32      7.667         357      82.42      85.38        570      42.54
581 - 600                           477   105,708,138       10.62      7.209         357      81.78      88.59        591      42.54
601 - 620                           447   111,836,576       11.24      7.093         357      83.04      88.53        610      41.50
621 - 640                           601   147,603,673       14.83      6.976         357      81.65      91.35        631      42.31
641 - 660                           478   126,725,726       12.74      6.810         357      82.17      93.90        650      42.49
661 - 680                           374   106,347,004       10.69      6.870         357      81.72      95.00        669      41.94
681 - 700                           258    69,925,093        7.03      6.749         357      81.20      93.96        690      42.26
701 - 720                           178    48,886,856        4.91      6.740         357      82.49      95.59        710      41.78
721 - 740                            87    25,394,341        2.55      6.835         357      82.85      95.92        731      42.47
741 - 760                            68    19,510,105        1.96      6.681         357      82.07      94.76        748      43.08
761 - 780                            36     9,402,935        0.94      6.732         357      81.03      93.82        768      43.00
781 - 800                            18     5,097,524        0.51      6.879         357      82.10      98.19        790      42.39
801 >=                                5       901,136        0.09      6.479         357      78.79      86.62        812      38.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                            4,031   995,029,272      100.00      7.159         357      81.42      89.78        628      42.39
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 817
Weighted Average: 628


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Fixed Rate







1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 1,692
Aggregate Principal Balance ($): 167,460,353
Weighted Average Current Mortgage Rate (%): 8.246
Non-Zero Weighted Average Margin (%): 0.000
Non-Zero Weighted Average Maximum Rate (%): 0.000
Non-Zero Weighted Average Months to Roll: 0
Weighted Average Stated Original Term (months): 351
Weighted Average Stated Remaining Term (months): 348
Weighted Average Combined Original LTV (%): 86.95
% First Liens: 61.86
% Owner Occupied: 93.01
% Purchase: 48.48
% Full Documentation: 69.62
Non-Zero Weighted Average FICO Score: 644




2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                       15       116,471        0.07     12.034          57      94.13      94.13        577      43.39
Fixed - 10 Year                     151     1,488,153        0.89     11.891         117      95.32      95.32        588      40.75
Fixed - 15 Year                     109     3,165,536        1.89      9.873         177      84.60      84.60        622      40.71
Fixed - 20 Year                      98     3,832,243        2.29      9.066         237      89.92      90.20        632      40.50
Fixed - 25 Year                       2       728,910        0.44      6.627         297      87.24      87.24        676      48.76
Fixed - 30 Year                   1,317   158,129,040       94.43      8.164         357      86.84      89.46        645      42.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                      14     4,891,348        2.92      5.990         357      77.50      77.50        663      36.62
6.000% - 6.999%                     188    51,902,505       30.99      6.573         352      79.96      85.06        657      43.28
7.000% - 7.999%                     160    33,457,671       19.98      7.504         352      79.66      83.69        629      40.70
8.000% - 8.999%                     188    17,465,724       10.43      8.623         354      86.36      86.96        632      40.95
9.000% - 9.999%                     418    29,243,068       17.46      9.520         352      98.02      98.18        666      42.41
10.000% - 10.999%                   369    20,075,883       11.99     10.503         341      99.21      99.28        628      42.63
11.000% - 11.999%                   225     8,661,343        5.17     11.283         324      97.30      97.30        605      42.13
12.000% - 12.999%                   120     1,654,201        0.99     12.310         182      88.56      88.56        600      36.80
13.000% - 13.999%                    10       108,610        0.06     13.313         139      90.70      90.70        618      43.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.990%
Maximum: 13.750%
Weighted Average: 8.246%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                        323     4,484,717        2.68     11.211         183      96.97      96.97        613      40.49
$25,001 - $50,000                   413    14,982,825        8.95     10.005         346      99.40      99.40        647      41.99
$50,001 - $75,000                   258    15,880,364        9.48      9.844         351      96.59      96.89        648      41.97
$75,001 - $100,000                  164    14,219,842        8.49      9.502         352      93.48      94.60        641      41.96
$100,001 - $125,000                 128    14,314,930        8.55      8.993         353      90.23      92.40        648      40.63
$125,001 - $150,000                  80    10,893,367        6.51      8.959         354      89.64      92.30        638      40.40
$150,001 - $175,000                  54     8,748,821        5.22      8.200         351      84.44      87.86        631      40.95
$175,001 - $200,000                  65    12,223,062        7.30      7.711         351      81.55      85.00        647      42.69
$200,001 - $225,000                  29     6,141,817        3.67      7.043         357      79.90      84.99        645      39.56
$225,001 - $250,000                  23     5,547,582        3.31      7.163         351      78.52      80.83        656      40.19
$250,001 - $275,000                  19     4,970,396        2.97      6.839         351      76.35      78.92        610      43.36
$275,001 - $300,000                  14     4,031,387        2.41      7.144         357      78.08      80.85        621      41.36
$300,001 - $325,000                  15     4,715,869        2.82      6.836         357      82.52      87.48        644      37.71
$325,001 - $350,000                  18     6,024,377        3.60      7.080         354      83.39      88.97        648      42.98
$350,001 - $375,000                  14     5,067,169        3.03      6.913         348      80.50      86.89        640      45.42
$375,001 - $400,000                  16     6,260,456        3.74      6.648         357      77.44      83.36        665      40.45
$400,001 - $425,000                  10     4,111,311        2.46      7.009         351      83.07      86.03        677      45.47
$425,001 - $450,000                  12     5,313,142        3.17      7.167         357      78.07      80.12        638      44.14
$450,001 - $475,000                  11     5,110,151        3.05      6.708         357      82.02      85.20        657      45.33
$475,001 - $500,000                   8     3,903,422        2.33      6.788         357      81.71      82.97        652      44.51
$500,001 - $750,000                  18    10,515,346        6.28      6.843         357      82.71      85.05        639      43.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $737,982
Average: $98,972


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
60                                   15       116,471        0.07     12.034          57      94.13      94.13        577      43.39
120                                 151     1,488,153        0.89     11.891         117      95.32      95.32        588      40.75
180                                 109     3,165,536        1.89      9.873         177      84.60      84.60        622      40.71
240                                  98     3,832,243        2.29      9.066         237      89.92      90.20        632      40.50
300                                   2       728,910        0.44      6.627         297      87.24      87.24        676      48.76
359                                   1       201,068        0.12      6.450         355      69.66      69.66        624      52.14
360                               1,316   157,927,971       94.31      8.166         357      86.86      89.48        645      42.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 351


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1 - 60                               15       116,471        0.07     12.034          57      94.13      94.13        577      43.39
61 - 120                            151     1,488,153        0.89     11.891         117      95.32      95.32        588      40.75
121 - 180                           109     3,165,536        1.89      9.873         177      84.60      84.60        622      40.71
181 - 240                            98     3,832,243        2.29      9.066         237      89.92      90.20        632      40.50
241 - 300                             2       728,910        0.44      6.627         297      87.24      87.24        676      48.76
301 - 360                         1,317   158,129,040       94.43      8.164         357      86.84      89.46        645      42.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 348


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
20.01% - 25.00%                       1       153,578        0.09      6.650         177      22.16      22.16        675      32.36
25.01% - 30.00%                       4       399,738        0.24      9.341         357      27.18      27.18        607      29.72
30.01% - 35.00%                       2       578,326        0.35      8.064         357      31.38      31.38        605      40.42
35.01% - 40.00%                       5       478,711        0.29      8.457         280      36.71      36.71        611      40.64
40.01% - 45.00%                       2       239,464        0.14      7.554         357      43.11      43.11        609      48.11
45.01% - 50.00%                       4       559,890        0.33      8.201         357      47.18      47.18        586      42.79
50.01% - 55.00%                      10     1,541,809        0.92      7.095         325      53.55      53.55        612      45.48
55.01% - 60.00%                      15     2,284,982        1.36      7.398         353      57.87      57.87        622      38.10
60.01% - 65.00%                      21     4,926,699        2.94      7.123         342      63.64      63.64        608      42.11
65.01% - 70.00%                      19     4,841,499        2.89      7.544         357      68.95      68.95        608      42.16
70.01% - 75.00%                      34     7,212,212        4.31      7.015         357      73.63      73.85        620      37.70
75.01% - 80.00%                     169    40,315,960       24.07      6.995         356      79.80      88.97        643      42.09
80.01% - 85.00%                      68    15,506,792        9.26      7.078         350      84.19      85.08        643      41.26
85.01% - 90.00%                     128    23,953,838       14.30      7.378         350      89.45      90.74        654      42.14
90.01% - 95.00%                     228     5,534,166        3.30     10.384         273      94.81      94.81        634      42.48
95.01% - 100.00%                    982    58,932,688       35.19      9.927         348      99.95      99.95        652      42.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 22.16%
Maximum: 100.00%
Weighted Average: 86.95%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 0


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          313    41,123,050       24.56      8.308         352      87.82      88.77        647      42.94
New York                            162    26,314,213       15.71      8.002         351      86.47      90.21        656      44.00
Florida                             213    16,620,711        9.93      8.447         348      86.17      88.49        634      40.00
New Jersey                           89    12,816,594        7.65      7.910         348      81.39      85.68        638      41.21
Maryland                             73     7,710,329        4.60      8.391         352      88.82      89.73        635      42.91
Georgia                             105     5,924,036        3.54      8.567         340      85.78      91.67        630      40.56
Hawaii                               31     5,890,227        3.52      7.801         356      86.99      91.79        659      41.24
Massachusetts                        59     4,731,734        2.83      8.651         349      87.37      88.49        643      42.32
Arizona                              40     4,641,191        2.77      7.686         333      85.79      86.63        643      40.41
Illinois                             78     4,528,137        2.70      8.708         345      90.63      91.80        639      40.76
Virginia                             43     4,435,708        2.65      8.212         344      85.75      86.22        640      42.73
Other                               486    32,724,421       19.54      8.343         343      88.31      91.32        640      40.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 43


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                           1,609   155,758,469       93.01      8.273         348      87.43      89.99        643      42.12
Investment                           67     8,785,384        5.25      8.091         346      81.35      83.25        657      40.84
Second Home                          16     2,916,501        1.74      7.285         351      77.93      78.23        654      37.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           1,399   134,283,272       80.19      8.266         348      86.97      89.32        638      41.64
2-4 Family                          162    22,637,231       13.52      7.980         346      85.46      88.67        669      44.08
Condo                               131    10,539,850        6.29      8.569         351      89.79      92.53        656      41.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                 587    85,065,544       50.80      7.566         349      81.28      82.78        635      41.43
Purchase                          1,098    81,179,691       48.48      8.976         347      92.86      96.41        653      42.43
Refinance - Rate Term                 7     1,215,119        0.73      7.128         350      87.98      88.75        642      49.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                1,247   116,588,130       69.62      8.054         347      86.99      89.77        637      41.25
Stated Documentation                432    48,948,338       29.23      8.742         351      87.13      88.97        660      43.72
Easy Documentation                   13     1,923,885        1.15      7.279         346      79.23      80.51        626      41.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   508    35,828,636       21.40      8.828         343      88.59      91.37        643      41.29
12                                  205    26,917,660       16.07      8.076         351      86.91      90.25        656      44.23
24                                  653    43,472,815       25.96      9.387         344      95.30      95.93        643      42.53
36                                  326    61,241,242       36.57      7.170         353      80.07      83.32        639      40.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 27


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                            451   103,593,868       61.86      7.134         353      79.31      83.33        639      41.63
2nd Lien                          1,241    63,866,485       38.14     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
501 - 520                            10     1,405,901        0.84      8.952         357      67.52      67.52        513      43.69
521 - 540                            14     1,920,546        1.15      8.663         357      76.65      77.59        530      42.32
541 - 560                            75     5,589,366        3.34      8.364         328      79.03      79.76        554      41.47
561 - 580                           119     6,898,417        4.12      8.760         324      80.26      81.25        572      43.83
581 - 600                           200    15,462,753        9.23      8.924         344      85.47      86.90        591      41.11
601 - 620                           195    21,703,401       12.96      8.187         346      85.54      88.10        611      40.66
621 - 640                           306    28,634,989       17.10      8.534         346      86.66      88.24        630      41.92
641 - 660                           267    29,467,033       17.60      7.884         353      87.26      90.44        651      41.08
661 - 680                           218    22,883,375       13.66      8.239         353      91.66      94.90        670      43.43
681 - 700                           122    13,834,015        8.26      7.739         355      89.15      91.81        689      42.07
701 - 720                            69     7,147,922        4.27      8.057         351      90.97      93.14        711      44.03
721 - 740                            38     4,743,580        2.83      7.779         350      87.10      91.16        730      43.82
741 - 760                            30     2,824,496        1.69      9.297         355      95.11      96.38        748      42.88
761 - 780                            19     3,169,250        1.89      7.382         346      86.60      96.57        771      44.84
781 - 800                             7     1,123,617        0.67      6.925         354      86.41      86.41        785      24.93
801 >=                                3       651,692        0.39      7.075         357      87.84      96.80        806      51.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,692   167,460,353      100.00      8.246         348      86.95      89.43        644      41.97
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 501
Maximum: 810
Weighted Average: 644


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
1st Lien




1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 4,482
Aggregate Principal Balance ($): 1,098,623,140
Weighted Average Current Mortgage Rate (%): 7.156
Non-Zero Weighted Average Margin (%): 6.282
Non-Zero Weighted Average Maximum Rate (%): 13.191
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 356
Weighted Average Combined Original LTV (%): 81.22
% First Liens: 100.00
% Owner Occupied: 91.93
% Purchase: 52.74
% Full Documentation: 61.26
Non-Zero Weighted Average FICO Score: 629



2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
                                          Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
                                           Cut-off      Cut-off   Average    Average   Average   Average
                             Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
Product                      Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
Types                          Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                      9      1,018,671       0.09     7.202        177     58.89     58.89       611     41.29
Fixed - 20 Year                      9      1,466,690       0.13     7.075        237     74.31     75.05       633     39.35
Fixed - 25 Year                      2        728,910       0.07     6.627        297     87.24     87.24       676     48.76
Fixed - 30 Year                    431    100,379,596       9.14     7.138        357     79.54     83.67       639     41.62
ARM - 2 Year/6 Month LIBOR       2,988    692,863,778      63.07     7.424        357     81.36     87.50       619     42.56
ARM - 2 Year/6 Month
LIBOR/5 Year Interest Only         885    260,521,716      23.71     6.501        357     81.49     96.23       649     42.30
ARM - 3 Year/6 Month LIBOR          86     19,105,929       1.74     7.181        357     83.25     86.85       631     40.89
ARM - 3 Year/6 Month
LIBOR/5 Year Interest Only          42     11,974,003       1.09     6.392        357     79.73     89.08       670     39.86
ARM - 5 Year/6 Month LIBOR          30     10,563,846       0.96     6.813        357     81.44     86.28       643     39.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
                                          Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
Range of                                   Cut-off      Cut-off   Average    Average   Average   Average
Gross                        Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
Interest                     Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
Rates (%)                      Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                    312    103,955,381       9.46     5.778        357     79.42     90.50       661     41.95
6.000% - 6.999%                  1,562    446,289,857      40.62     6.575        356     80.60     91.15       647     42.71
7.000% - 7.999%                  1,571    366,016,491      33.32     7.518        356     82.21     88.88       621     42.31
8.000% - 8.999%                    816    152,815,362      13.91     8.407        357     82.97     85.57       587     41.72
9.000% - 9.999%                    163     21,193,933       1.93     9.422        356     78.31     80.10       555     41.19
10.000% - 10.999%                   42      6,129,362       0.56    10.569        357     69.99     71.05       547     42.09
11.000% - 11.999%                   12      1,857,076       0.17    11.587        357     65.76     66.07       557     38.48
12.000% - 12.999%                    4        365,677       0.03    12.403        357     53.71     53.71       553     27.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 12.500%
Weighted Average: 7.156%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
                                          Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
Range of                                   Cut-off      Cut-off   Average    Average   Average   Average
Cut-off                      Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
Date Principal               Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
Balances ($)                   Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                    3        149,268       0.01     7.933        297     60.69     60.69       638     37.70
$50,001 - $75,000                  177     11,041,460       1.01     8.857        352     79.81     84.92       609     39.42
$75,001 - $100,000                 339     29,854,510       2.72     7.973        356     80.54     86.44       609     39.34
$100,001 - $125,000                475     53,390,507       4.86     7.736        356     81.81     90.37       614     40.77
$125,001 - $150,000                399     54,942,245       5.00     7.634        357     80.84     89.13       614     40.90
$150,001 - $175,000                406     65,571,494       5.97     7.396        356     81.15     88.50       620     41.59
$175,001 - $200,000                387     72,612,374       6.61     7.242        356     79.77     88.51       626     41.28
$200,001 - $225,000                328     70,096,873       6.38     7.162        357     81.09     88.59       623     41.71
$225,001 - $250,000                251     59,705,013       5.43     7.238        356     79.81     87.23       620     42.67
$250,001 - $275,000                224     58,758,689       5.35     7.104        356     81.23     89.23       624     42.26
$275,001 - $300,000                211     60,789,904       5.53     6.971        357     80.18     88.26       627     42.99
$300,001 - $325,000                198     61,997,280       5.64     7.094        357     82.50     89.99       622     43.07
$325,001 - $350,000                176     59,309,439       5.40     6.982        357     81.98     89.35       627     42.78
$350,001 - $375,000                133     48,073,422       4.38     6.900        356     80.94     88.94       631     44.12
$375,001 - $400,000                119     46,212,006       4.21     6.899        357     80.84     89.50       644     42.35
$400,001 - $425,000                 93     38,432,447       3.50     7.071        356     81.52     89.54       631     43.90
$425,001 - $450,000                114     50,100,821       4.56     6.855        357     82.38     90.39       651     44.14
$450,001 - $475,000                 74     34,313,897       3.12     6.893        357     82.44     91.54       640     45.07
$475,001 - $500,000                 65     31,624,739       2.88     6.878        357     82.52     89.11       640     43.09
$500,001 - $750,000                301    183,897,755      16.74     6.994        357     81.62     90.37       639     42.45
$750,001 - $1,000,000                9      7,748,995       0.71     6.002        357     77.59     80.81       659     34.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $49,508
Maximum: $997,139
Average: $245,119


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
                                          Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
                                           Cut-off      Cut-off   Average    Average   Average   Average
Original                     Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
Terms                        Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
(month)                        Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
180                                  9      1,018,671       0.09     7.202        177     58.89     58.89       611     41.29
240                                  9      1,466,690       0.13     7.075        237     74.31     75.05       633     39.35
300                                  2        728,910       0.07     6.627        297     87.24     87.24       676     48.76
359                                  6      1,861,853       0.17     6.482        355     79.45     85.47       630     48.15
360                              4,456  1,093,547,016      99.54     7.158        357     81.25     89.23       629     42.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
                                          Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
Range of                                   Cut-off      Cut-off   Average    Average   Average   Average
Remaining                    Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
Terms                        Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
(month)                        Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                            9      1,018,671       0.09     7.202        177     58.89     58.89       611     41.29
181 - 240                            9      1,466,690       0.13     7.075        237     74.31     75.05       633     39.35
241 - 300                            2        728,910       0.07     6.627        297     87.24     87.24       676     48.76
301 - 360                        4,462  1,095,408,869      99.71     7.157        357     81.24     89.22       629     42.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 176
Maximum: 357
Weighted Average: 356


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
                                          Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
Range of                                   Cut-off      Cut-off   Average    Average   Average   Average
Combined                     Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
Original                     Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
LTV Ratios (%)                 Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                      1         50,345       0.00    10.990        357     12.00     12.00       526     21.78
15.01% - 20.00%                      1        100,732       0.01     6.650        357     19.80     19.80       604     47.44
20.01% - 25.00%                      2        228,425       0.02     7.076        236     23.01     23.01       630     35.79
25.01% - 30.00%                      6        624,031       0.06     8.673        357     27.76     27.76       593     34.13
30.01% - 35.00%                      6      1,038,479       0.09     8.293        357     32.49     32.49       597     42.37
35.01% - 40.00%                     12      1,507,742       0.14     7.800        332     37.58     37.58       600     44.64
40.01% - 45.00%                     14      2,173,832       0.20     7.851        357     43.07     43.68       570     44.37
45.01% - 50.00%                     22      3,238,855       0.29     7.520        357     48.05     48.05       584     37.30
50.01% - 55.00%                     40      8,175,301       0.74     7.085        351     53.15     53.15       589     42.96
55.01% - 60.00%                     66     14,733,185       1.34     7.495        356     58.23     59.15       587     41.33
60.01% - 65.00%                    109     23,990,794       2.18     7.703        354     63.65     64.16       601     42.71
65.01% - 70.00%                    151     36,301,308       3.30     7.838        357     69.05     69.25       579     42.07
70.01% - 75.00%                    227     56,873,219       5.18     7.360        357     73.85     74.90       595     41.71
75.01% - 80.00%                  2,189    564,695,406      51.40     6.893        357     79.85     93.86       645     42.28
80.01% - 85.00%                    492    124,200,084      11.31     7.173        356     84.47     86.06       604     42.34
85.01% - 90.00%                    948    214,212,800      19.50     7.419        356     89.72     92.24       622     42.82
90.01% - 95.00%                     80     22,113,115       2.01     7.475        357     94.85     94.85       645     43.48
95.01% - 100.00%                   116     24,365,486       2.22     8.131        357     99.94     99.94       662     40.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 81.22%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
                                          Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
Range                                      Cut-off      Cut-off   Average    Average   Average   Average
of                           Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
Gross                        Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
Margins (%)                    Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   451    103,593,868       9.43     7.134        353     79.31     83.33       639     41.63
1.000% - 3.500%                      1        301,500       0.03     6.950        357     90.00     90.00       648     41.25
4.001% - 4.500%                      5      1,411,842       0.13     5.172        357     77.43     89.42       700     41.20
4.501% - 5.000%                     82     26,351,962       2.40     5.505        357     79.16     91.04       664     43.25
5.001% - 5.500%                    332    110,700,784      10.08     5.954        357     80.02     92.51       656     42.30
5.501% - 6.000%                    679    196,747,495      17.91     6.444        357     80.46     92.13       651     42.41
6.001% - 6.500%                    759    202,030,725      18.39     6.921        357     81.31     91.23       637     42.36
6.501% - 7.000%                  2,173    457,484,963      41.64     7.964        357     82.35     87.41       604     42.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 6.282%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
Range                                     Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
of                                         Cut-off      Cut-off   Average    Average   Average   Average
Minimum                      Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
Mortgage                     Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
Rates (%)                      Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   451    103,593,868       9.43     7.134        353     79.31     83.33       639     41.63
5.001% - 5.500%                     51     15,786,109       1.44     5.389        357     78.73     88.61       673     42.40
5.501% - 6.000%                    283     94,243,503       8.58     5.858        357     79.70     91.76       656     42.33
6.001% - 6.500%                    579    176,244,126      16.04     6.343        357     80.54     93.00       652     42.58
6.501% - 7.000%                    796    216,596,417      19.72     6.812        357     80.91     91.16       641     42.46
7.001% - 7.500%                    677    167,678,956      15.26     7.308        357     82.07     90.14       627     42.66
7.501% - 8.000%                    738    163,385,987      14.87     7.790        357     82.99     88.36       610     42.41
8.001% - 8.500%                    445     91,359,148       8.32     8.268        357     83.72     86.52       589     41.83
8.501% - 9.000%                    272     43,428,127       3.95     8.757        357     82.51     84.71       578     41.87
9.001% - 9.500%                     83     12,041,411       1.10     9.276        357     80.09     81.60       557     42.47
9.501% - 10.000%                    58      6,488,631       0.59     9.786        357     74.29     76.33       544     41.12
10.001% - 10.500%                   19      2,496,455       0.23    10.048        357     72.92     74.93       539     39.63
10.501% - 11.000%                   19      3,598,837       0.33    10.782        357     67.19     67.19       551     44.28
11.001% - 11.500%                    3        533,880       0.05    11.310        357     68.32     68.32       580     37.95
11.501% - 12.000%                    6        984,319       0.09    11.728        357     66.79     67.39       551     39.09
12.001% - 12.500%                    2        163,367       0.01    12.282        357     66.99     66.99       503     38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 12.300%
Non-Zero Weighted Average: 7.159%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
Range                                     Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
of                                         Cut-off      Cut-off   Average    Average   Average   Average
Maximum                      Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
Mortgage                     Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
Rates (%)                      Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   451    103,593,868       9.43     7.134        353     79.31     83.33       639     41.63
11.001% - 11.500%                   50     15,572,697       1.42     5.389        357     78.64     88.66       672     42.31
11.501% - 12.000%                  273     90,405,120       8.23     5.862        357     79.73     91.95       656     42.60
12.001% - 12.500%                  565    170,817,680      15.55     6.344        357     80.67     93.30       652     42.51
12.501% - 13.000%                  781    213,764,772      19.46     6.794        357     80.81     91.23       642     42.28
13.001% - 13.500%                  676    169,162,888      15.40     7.273        357     81.85     89.96       628     42.82
13.501% - 14.000%                  740    164,314,131      14.96     7.749        357     83.05     88.46       611     42.61
14.001% - 14.500%                  447     91,981,060       8.37     8.225        357     83.48     86.44       590     41.56
14.501% - 15.000%                  288     47,509,003       4.32     8.640        357     82.65     84.94       581     41.44
15.001% - 15.500%                   97     15,761,885       1.43     9.033        357     82.16     83.49       569     43.48
15.501% - 16.000%                   63      7,906,625       0.72     9.585        357     74.56     76.23       545     41.98
16.001% - 16.500%                   18      2,256,184       0.21    10.217        357     73.87     76.09       533     38.57
16.501% - 17.000%                   20      3,625,295       0.33    10.714        357     67.09     67.09       547     43.26
17.001% - 17.500%                    4        587,691       0.05    11.213        356     68.01     68.01       576     35.59
17.501% - 18.000%                    7      1,200,875       0.11    11.588        357     67.37     67.86       557     41.29
18.001% - 18.500%                    2        163,367       0.01    12.282        357     66.99     66.99       503     38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 18.300%
Non-Zero Weighted Average: 13.191%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
                                          Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
                                           Cut-off      Cut-off   Average    Average   Average   Average
                             Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
                             Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
Initial Cap (%)                Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   451    103,593,868       9.43     7.134        353     79.31     83.33       639     41.63
2.00%                            3,915    962,936,638      87.65     7.159        357     81.42     89.93       628     42.40
3.00%                              116     32,092,635       2.92     7.158        355     81.20     85.30       620     42.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.032%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
                                          Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
                                           Cut-off      Cut-off   Average    Average   Average   Average
                             Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
Periodic                     Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
Cap (%)                        Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   451    103,593,868       9.43     7.134        353     79.31     83.33       639     41.63
1.50%                            4,031    995,029,272      90.57     7.159        357     81.42     89.78       628     42.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
                                          Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
Next                                       Cut-off      Cut-off   Average    Average   Average   Average
Rate                         Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
Adjustment                   Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
Date                           Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   451    103,593,868       9.43     7.134        353     79.31     83.33       639     41.63
Feb-07                               1        254,517       0.02     6.250        352     90.00    100.00       689     35.14
Apr-07                               8      2,070,181       0.19     7.373        354     88.27     91.23       651     46.58
May-07                              54     14,689,866       1.34     7.102        355     83.11     86.75       625     42.36
Jun-07                             475    122,584,963      11.16     7.143        356     80.52     88.96       622     43.19
Jul-07                           3,335    813,785,967      74.07     7.177        357     81.48     90.08       627     42.38
May-08                               3        533,532       0.05     7.258        355     87.44     96.85       701     40.11
Jun-08                              18      5,364,858       0.49     7.064        356     80.65     86.68       645     36.15
Jul-08                             107     25,181,541       2.29     6.829        357     82.05     87.74       645     41.42
Jun-10                               2        908,708       0.08     7.216        356     69.35     69.35       582     40.19
Jul-10                              28      9,655,139       0.88     6.775        357     82.57     87.87       648     39.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted
Average: 2007-07-19


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
                                          Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
                                           Cut-off      Cut-off   Average    Average   Average   Average
                             Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
Geographical                 Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
Distribution                   Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
California                         876    306,679,542      27.91     6.778        357     80.27     89.20       633     43.14
New York                           391    133,082,011      12.11     7.070        356     80.47     88.79       642     44.21
Florida                            583    121,447,220      11.05     7.331        357     81.26     87.89       623     40.41
New Jersey                         307     82,312,374       7.49     7.540        356     81.29     86.47       628     42.14
Maryland                           229     53,003,241       4.82     7.239        357     82.34     89.09       616     42.42
Illinois                           263     47,716,511       4.34     7.455        357     82.56     89.99       627     42.18
Virginia                           164     43,674,971       3.98     7.227        356     80.52     87.96       620     41.31
Massachusetts                      146     39,639,890       3.61     7.219        356     80.26     88.56       630     43.48
Georgia                            197     31,060,342       2.83     7.486        356     83.20     93.05       618     40.93
Arizona                             98     21,322,712       1.94     7.265        353     81.48     88.17       622     40.71
Hawaii                              60     20,995,152       1.91     6.604        357     80.77     92.53       662     42.34
Other                            1,168    197,689,175      17.99     7.406        357     82.55     90.68       621     41.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------
Number of States
Represented: 45


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
                                          Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
                                           Cut-off      Cut-off   Average    Average   Average   Average
                             Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
                             Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
Occupancy                      Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                          4,039  1,009,945,616      91.93     7.110        356     81.05     89.51       627     42.45
Investment                         394     74,435,874       6.78     7.728        356     83.84     86.03       651     40.79
Second Home                         49     14,241,649       1.30     7.477        357     79.16     81.50       631     41.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
                                          Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
                                           Cut-off      Cut-off   Average    Average   Average   Average
                             Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
Property                     Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
Types                          Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence          3,703    891,072,793      81.11     7.161        357     81.16     89.02       625     42.13
2-4 Family                         450    136,747,963      12.45     7.136        356     81.20     89.10       648     43.90
Condo                              328     70,675,049       6.43     7.133        357     81.99     91.25       640     41.73
Modular                              1        127,335       0.01    10.150        357     75.00     75.00       517     49.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
                                          Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
                                           Cut-off      Cut-off   Average    Average   Average   Average
                             Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
Loan                         Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
Purpose                        Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                         2,388    579,398,967      52.74     7.070        357     82.34     95.05       646     42.13
Refinance - Cashout              2,066    512,016,921      46.61     7.253        356     79.98     82.63       609     42.52
Refinance - Rate Term               28      7,207,252       0.66     7.234        357     78.64     82.17       612     43.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
                                          Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
                                           Cut-off      Cut-off   Average    Average   Average   Average
                             Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
Documentation                Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
Level                          Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation               2,972    673,040,187      61.26     7.015        356     82.33     89.84       620     41.88
Stated Documentation             1,442    407,300,091      37.07     7.382        357     79.26     88.28       644     43.21
Easy Documentation                  68     18,282,862       1.66     7.348        356     84.04     84.59       612     38.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
                                          Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
Original                                   Cut-off      Cut-off   Average    Average   Average   Average
Prepayment                   Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
Penalty                      Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
Term (months)                  Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                  942    217,158,242      19.77     7.506        356     81.94     89.25       630     41.89
12                                 576    165,659,609      15.08     7.260        357     80.63     89.08       637     43.33
24                               2,483    606,149,617      55.17     7.042        357     81.24     89.93       626     42.39
36                                 481    109,655,672       9.98     6.939        355     80.54     85.01       628     41.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
                                          Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
                                           Cut-off      Cut-off   Average    Average   Average   Average
                             Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
Lien                         Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
Position                       Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                         4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                       Mortgage
                                                         Loan
                                                        Pool by
                                          Aggregate    Aggregate  Weighted  Weighted   Weighted  Weighted
                                           Cut-off      Cut-off   Average    Average   Average   Average
                             Number of      Date         Date      Gross    Remaining  Combined  Original  Weighted  Weighted
FICO                         Mortgage     Principal    Principal  Interest    Term     Original    LTV     Average   Average
Score                          Loans       Balance      Balance     Rate    (months)     LTV       w SS      FICO      DTI
------------------------------------------------------------------------------------------------------------------------------------
500 - 500                            6      1,421,432       0.13     8.400        357     67.43     67.43       500     39.06
501 - 520                          176     37,198,218       3.39     8.586        357     74.37     74.88       512     42.86
521 - 540                          208     44,994,121       4.10     8.166        357     76.31     76.93       531     43.79
541 - 560                          326     69,530,680       6.33     7.866        356     80.29     81.48       552     43.36
561 - 580                          361     78,169,522       7.12     7.681        357     81.97     84.82       570     42.67
581 - 600                          515    114,545,284      10.43     7.222        357     81.25     87.73       591     42.36
601 - 620                          517    127,514,057      11.61     7.109        356     82.69     87.94       610     41.33
621 - 640                          675    163,253,040      14.86     6.972        356     81.11     90.16       631     42.20
641 - 660                          554    145,616,817      13.25     6.824        357     81.94     92.79       650     42.19
661 - 680                          413    117,038,941      10.65     6.861        357     81.78     94.49       669     42.19
681 - 700                          296     78,583,797       7.15     6.746        357     81.40     93.23       690     42.20
701 - 720                          191     52,645,299       4.79     6.748        357     82.59     95.05       710     42.07
721 - 740                          100     28,537,424       2.60     6.842        356     82.62     94.93       731     42.80
741 - 760                           72     20,131,266       1.83     6.715        357     82.06     94.53       748     42.75
761 - 780                           45     11,947,414       1.09     6.764        354     81.55     94.26       769     43.46
781 - 800                           20      5,989,872       0.55     6.789        357     82.22     95.91       789     39.33
801 >=                               7      1,505,956       0.14     6.674        357     82.05     90.60       809     43.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                           4,482  1,098,623,140     100.00     7.156        356     81.22     89.18       629     42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 817
Weighted Average: 629


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
2nd Lien





1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 1,241
Aggregate Principal Balance ($): 63,866,485
Weighted Average Current Mortgage Rate (%): 10.050
Non-Zero Weighted Average Margin (%): 0.000
Non-Zero Weighted Average Maximum Rate (%): 0.000
Non-Zero Weighted Average Months to Roll: 0
Weighted Average Stated Original Term (months): 343
Weighted Average Stated Remaining Term (months): 340
Weighted Average Combined Original LTV (%): 99.32
% First Liens: 0.00
% Owner Occupied: 99.41
% Purchase: 79.83
% Full Documentation: 63.72
Non-Zero Weighted Average FICO Score: 651




2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                       15       116,471        0.18     12.034          57      94.13      94.13        577      43.39
Fixed - 10 Year                     151     1,488,153        2.33     11.891         117      95.32      95.32        588      40.75
Fixed - 15 Year                     100     2,146,865        3.36     11.140         177      96.80      96.80        627      40.43
Fixed - 20 Year                      89     2,365,554        3.70     10.300         237      99.59      99.59        632      41.22
Fixed - 30 Year                     886    57,749,443       90.42      9.948         357      99.52      99.52        654      42.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
7.000% - 7.999%                       4       264,888        0.41      7.990         346      99.24      99.24        668      44.76
8.000% - 8.999%                     122     6,883,643       10.78      8.823         353      99.54      99.54        687      41.37
9.000% - 9.999%                     400    27,017,028       42.30      9.541         352      99.61      99.61        673      42.96
10.000% - 10.999%                   365    19,817,960       31.03     10.506         341      99.43      99.43        629      42.62
11.000% - 11.999%                   222     8,322,465       13.03     11.270         322      98.87      98.87        608      42.32
12.000% - 12.999%                   118     1,451,891        2.27     12.284         157      94.91      94.91        601      39.23
13.000% - 13.999%                    10       108,610        0.17     13.313         139      90.70      90.70        618      43.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.990%
Maximum: 13.750%
Weighted Average: 10.050%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                        323     4,484,717        7.02     11.211         183      96.97      96.97        613      40.49
$25,001 - $50,000                   412    14,933,318       23.38     10.012         347      99.61      99.61        647      41.99
$50,001 - $75,000                   235    14,422,163       22.58      9.955         354      99.40      99.40        652      42.40
$75,001 - $100,000                  124    10,690,706       16.74      9.999         353      99.48      99.48        650      43.56
$100,001 - $125,000                  72     8,013,493       12.55      9.925         355      99.71      99.71        664      44.14
$125,001 - $150,000                  43     5,821,207        9.11      9.917         352      99.62      99.62        657      40.88
$150,001 - $175,000                  17     2,748,539        4.30     10.013         357      99.50      99.50        645      44.10
$175,001 - $200,000                  15     2,752,344        4.31      9.758         357      98.74      98.74        681      42.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $194,710
Average: $51,464


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
60                                   15       116,471        0.18     12.034          57      94.13      94.13        577      43.39
120                                 151     1,488,153        2.33     11.891         117      95.32      95.32        588      40.75
180                                 100     2,146,865        3.36     11.140         177      96.80      96.80        627      40.43
240                                  89     2,365,554        3.70     10.300         237      99.59      99.59        632      41.22
360                                 886    57,749,443       90.42      9.948         357      99.52      99.52        654      42.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 343


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1 - 60                               15       116,471        0.18     12.034          57      94.13      94.13        577      43.39
61 - 120                            151     1,488,153        2.33     11.891         117      95.32      95.32        588      40.75
121 - 180                           100     2,146,865        3.36     11.140         177      96.80      96.80        627      40.43
181 - 240                            89     2,365,554        3.70     10.300         237      99.59      99.59        632      41.22
301 - 360                           886    57,749,443       90.42      9.948         357      99.52      99.52        654      42.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 340


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
80.01% - 85.00%                       5        82,438        0.13     12.310         148      85.00      85.00        608      36.48
85.01% - 90.00%                      35     1,335,894        2.09     10.532         312      89.42      89.42        659      40.74
90.01% - 95.00%                     225     4,693,470        7.35     10.877         258      94.77      94.77        624      41.89
95.01% - 100.00%                    976    57,754,684       90.43      9.969         348      99.94      99.94        653      42.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 85.00%
Maximum: 100.00%
Weighted Average: 99.32%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 0


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          239    20,233,053       31.68      9.919         349      99.41      99.41        652      43.74
New York                             99     7,616,945       11.93     10.040         345      99.12      99.12        667      44.57
Florida                             149     6,374,286        9.98     10.154         337      99.25      99.25        652      40.42
Maryland                             56     2,996,978        4.69      9.911         348      99.59      99.59        649      41.98
New Jersey                           52     2,752,235        4.31     10.077         342      98.81      98.81        653      41.23
Massachusetts                        48     2,619,450        4.10      9.878         350      99.72      99.72        654      42.90
Georgia                              85     2,592,783        4.06     10.165         325      99.69      99.69        639      40.82
Illinois                             63     2,262,825        3.54      9.891         332      99.63      99.63        667      41.92
Virginia                             32     1,959,835        3.07      9.657         345      98.48      98.48        656      42.65
Hawaii                               18     1,571,370        2.46     10.343         355      98.93      98.93        648      40.86
Colorado                             37     1,542,876        2.42     10.074         346      99.79      99.79        633      42.85
Other                               363    11,343,849       17.76     10.334         320      99.32      99.32        637      41.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 40


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                           1,212    63,491,964       99.41     10.037         341      99.36      99.36        650      42.56
Investment                           23       298,633        0.47     12.274         145      93.08      93.08        666      36.19
Second Home                           6        75,889        0.12     12.244         147      95.00      95.00        682      38.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           1,036    52,260,944       81.83     10.049         339      99.37      99.37        648      42.30
2-4 Family                          102     6,435,946       10.08     10.059         341      99.22      99.22        672      44.05
Condo                               103     5,169,595        8.09     10.051         348      99.00      99.00        654      42.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                            965    50,983,911       79.83     10.084         341      99.60      99.60        652      42.92
Refinance - Cashout                 273    12,847,532       20.12      9.910         336      98.23      98.23        644      40.92
Refinance - Rate Term                 3        35,042        0.05     12.384         117      93.63      93.63        581      53.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  913    40,698,672       63.72     10.018         335      99.28      99.28        637      41.99
Stated Documentation                325    23,126,385       36.21     10.104         350      99.43      99.43        674      43.49
Easy Documentation                    3        41,428        0.06     12.442         155      88.58      88.58        620      30.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   422    18,354,640       28.74     10.187         336      99.36      99.36        652      41.75
12                                  139     8,878,684       13.90      9.916         344      99.43      99.43        665      44.31
24                                  612    33,706,911       52.78     10.034         342      99.25      99.25        647      42.43
36                                   68     2,926,250        4.58      9.794         339      99.60      99.60        647      43.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
2nd Lien                          1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
541 - 560                            47       601,317        0.94     11.168         190      96.30      96.30        554      41.13
561 - 580                            98     1,589,106        2.49     11.721         221      94.99      94.99        573      41.68
581 - 600                           162     6,625,607       10.37     10.987         329      99.48      99.48        590      42.44
601 - 620                           125     6,025,920        9.44     10.688         340      99.46      99.46        611      41.95
621 - 640                           232    12,985,622       20.33     10.454         341      99.43      99.43        630      42.81
641 - 660                           191    10,575,943       16.56      9.614         347      99.56      99.56        651      42.67
661 - 680                           179    12,191,437       19.09      9.524         352      99.74      99.74        670      42.33
681 - 700                            84     5,175,311        8.10      9.444         353      99.38      99.38        688      42.74
701 - 720                            56     3,389,479        5.31      9.396         344      98.81      98.81        711      42.11
721 - 740                            25     1,600,496        2.51      9.494         349      99.47      99.47        729      40.63
741 - 760                            26     2,203,336        3.45      9.719         354      98.90      98.90        747      45.83
761 - 780                            10       624,771        0.98      9.422         348      99.39      99.39        769      43.38
781 - 800                             5       231,269        0.36      9.444         341     100.00     100.00        791      36.74
801 >=                                1        46,872        0.07      8.500         357     100.00     100.00        810      45.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 549
Maximum: 810
Weighted Average: 651


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Loans With Silent Seconds




1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 2,115
Aggregate Principal Balance ($): 514,164,614
Weighted Average Current Mortgage Rate (%): 6.895
Non-Zero Weighted Average Margin (%): 6.112
Non-Zero Weighted Average Maximum Rate (%): 12.903
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.62
% First Liens: 100.00
% Owner Occupied: 94.75
% Purchase: 81.74
% Full Documentation: 62.76
Non-Zero Weighted Average FICO Score: 651




2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                       1       107,316        0.02      6.250         237      80.00      90.00        600      19.85
Fixed - 30 Year                     120    25,711,935        5.00      7.057         357      82.10      98.23        659      42.64
ARM - 2 Year/6 Month LIBOR        1,230   274,011,850       53.29      7.191         357      82.41      97.93        648      42.27
ARM - 2 Year/6 Month
 LIBOR/5 Year Interest Only         704   201,097,897       39.11      6.477         357      80.57      99.67        653      42.48
ARM - 3 Year/6 Month LIBOR           25     4,159,291        0.81      7.083         357      82.53      99.07        673      40.92
ARM - 3 Year/6 Month
 LIBOR/5 Year Interest Only          24     5,975,714        1.16      6.596         357      78.58      97.31        682      40.99
ARM - 5 Year/6 Month LIBOR           11     3,100,611        0.60      6.887         357      81.76      98.26        657      38.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                     186    60,068,799       11.68      5.771         357      80.14      99.31        670      42.40
6.000% - 6.999%                     922   255,823,470       49.76      6.554         357      80.61      99.01        661      42.90
7.000% - 7.999%                     713   157,897,739       30.71      7.469         357      82.76      98.22        642      41.67
8.000% - 8.999%                     248    36,458,867        7.09      8.359         357      86.09      97.01        600      41.11
9.000% - 9.999%                      38     3,295,831        0.64      9.397         357      83.84      95.30        568      39.95
10.000% - 10.999%                     7       440,025        0.09     10.282         357      82.10      96.88        563      44.87
11.000% - 11.999%                     1       179,883        0.03     11.700         357      65.00      68.25        559      43.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 11.700%
Weighted Average: 6.895%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                    61     3,783,453        0.74      8.996         357      84.12      99.04        604      41.90
$75,001 - $100,000                  129    11,482,066        2.23      7.655         357      82.96      98.30        625      40.31
$100,001 - $125,000                 273    30,574,818        5.95      7.537         356      83.66      98.62        628      41.75
$125,001 - $150,000                 210    28,797,113        5.60      7.381         357      82.81      98.63        632      41.11
$150,001 - $175,000                 196    31,494,535        6.13      7.062         357      82.87      98.18        636      42.47
$175,001 - $200,000                 200    37,467,425        7.29      6.975         357      81.83      98.77        652      41.64
$200,001 - $225,000                 150    31,909,228        6.21      6.895         357      82.11      98.59        643      42.19
$225,001 - $250,000                 105    24,902,299        4.84      6.709         357      81.45      99.24        656      43.17
$250,001 - $275,000                 106    27,804,858        5.41      6.884         357      81.98      98.88        651      41.23
$275,001 - $300,000                  97    27,836,780        5.41      6.763         357      81.13      98.77        650      42.37
$300,001 - $325,000                  88    27,515,069        5.35      6.837         357      81.70      98.58        649      42.78
$325,001 - $350,000                  77    25,958,687        5.05      6.755         357      81.75      98.60        649      41.32
$350,001 - $375,000                  60    21,702,767        4.22      6.792         357      81.33      99.04        658      43.36
$375,001 - $400,000                  57    22,072,774        4.29      6.573         357      80.99      99.12        665      43.43
$400,001 - $425,000                  43    17,771,793        3.46      6.758         357      81.35      98.70        664      43.07
$425,001 - $450,000                  52    22,846,248        4.44      6.505         357      80.84      98.41        677      44.87
$450,001 - $475,000                  39    18,050,733        3.51      6.837         357      81.66      98.97        659      45.28
$475,001 - $500,000                  25    12,123,141        2.36      6.502         357      81.94      99.13        670      42.15
$500,001 - $750,000                 145    88,355,823       17.18      6.703         357      80.04      98.25        662      42.00
$750,001 - $1,000,000                 2     1,715,004        0.33      6.177         357      80.00      94.54        657      31.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $50,299
Maximum: $937,152
Average: $243,104


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
240                                   1       107,316        0.02      6.250         237      80.00      90.00        600      19.85
359                                   1       680,000        0.13      6.050         355      77.27      93.74        630      49.78
360                               2,113   513,377,298       99.85      6.896         357      81.63      98.64        651      42.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
181 - 240                             1       107,316        0.02      6.250         237      80.00      90.00        600      19.85
301 - 360                         2,114   514,057,298       99.98      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 237
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
40.01% - 45.00%                       1       207,271        0.04      6.850         357      44.59      51.03        533      53.05
55.01% - 60.00%                       1       748,014        0.15      6.650         357      60.00      78.16        568      48.74
60.01% - 65.00%                       2       929,883        0.18      8.708         356      63.29      76.60        661      34.06
65.01% - 70.00%                       3       320,436        0.06      7.097         357      69.84      93.00        611      44.22
70.01% - 75.00%                       9     2,948,227        0.57      7.317         357      73.27      93.51        640      38.90
75.01% - 80.00%                   1,566   408,127,127       79.38      6.730         357      79.96      99.34        660      42.54
80.01% - 85.00%                     102    19,156,759        3.73      7.160         357      84.98      95.33        618      41.07
85.01% - 90.00%                     431    81,726,898       15.90      7.624         357      89.99      96.59        616      41.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 44.59%
Maximum: 90.00%
Weighted Average: 81.62%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    121    25,819,251        5.02      7.054         356      82.09      98.20        659      42.54
4.001% - 4.500%                       3       845,960        0.16      5.186         357      80.00     100.00        716      45.95
4.501% - 5.000%                      50    15,868,498        3.09      5.507         357      79.99      99.72        670      44.40
5.001% - 5.500%                     221    72,340,294       14.07      5.966         357      80.19      99.31        666      42.17
5.501% - 6.000%                     440   123,849,956       24.09      6.442         357      80.67      99.21        662      42.97
6.001% - 6.500%                     440   113,285,179       22.03      6.909         357      80.85      98.54        656      42.27
6.501% - 7.000%                     840   162,155,476       31.54      7.765         357      83.62      97.89        630      41.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.410%
Maximum: 6.990%
Non-Zero Weighted Average: 6.112%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    121    25,819,251        5.02      7.054         356      82.09      98.20        659      42.54
5.001% - 5.500%                      28     8,015,213        1.56      5.358         357      79.99      99.45        675      43.88
5.501% - 6.000%                     184    59,359,748       11.54      5.855         357      80.15      99.30        666      42.41
6.001% - 6.500%                     387   116,228,187       22.61      6.340         357      80.46      99.35        662      42.81
6.501% - 7.000%                     472   123,374,076       24.00      6.804         357      80.74      98.74        660      42.70
7.001% - 7.500%                     357    82,112,770       15.97      7.296         357      82.13      98.61        648      42.28
7.501% - 8.000%                     295    63,030,785       12.26      7.762         357      83.73      97.64        630      40.93
8.001% - 8.500%                     154    24,103,144        4.69      8.263         357      86.39      96.98        605      41.03
8.501% - 9.000%                      79     8,964,027        1.74      8.712         357      86.29      96.97        585      41.84
9.001% - 9.500%                      19     1,685,252        0.33      9.268         357      83.59      94.33        569      42.34
9.501% - 10.000%                     13       975,090        0.19      9.780         357      83.35      96.93        571      41.16
10.001% - 10.500%                     5       317,187        0.06     10.368         357      79.84      95.68        549      44.38
11.501% - 12.000%                     1       179,883        0.03     11.700         357      65.00      68.25        559      43.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 11.700%
Non-Zero Weighted Average: 6.887%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    121    25,819,251        5.02      7.054         356      82.09      98.20        659      42.54
11.001% - 11.500%                    28     8,015,213        1.56      5.358         357      79.99      99.45        675      43.88
11.501% - 12.000%                   180    57,768,388       11.24      5.861         357      80.15      99.28        666      42.82
12.001% - 12.500%                   381   113,842,035       22.14      6.343         357      80.47      99.42        662      42.72
12.501% - 13.000%                   470   123,314,714       23.98      6.789         357      80.70      98.76        660      42.43
13.001% - 13.500%                   357    83,343,085       16.21      7.264         357      82.08      98.53        649      42.47
13.501% - 14.000%                   298    63,561,791       12.36      7.739         357      83.66      97.66        632      41.06
14.001% - 14.500%                   158    25,077,727        4.88      8.220         357      86.18      97.03        607      40.88
14.501% - 15.000%                    82    10,083,743        1.96      8.601         357      86.26      97.09        591      42.02
15.001% - 15.500%                    21     1,866,506        0.36      9.159         357      83.60      94.88        586      42.75
15.501% - 16.000%                    13       975,090        0.19      9.780         357      83.35      96.93        571      41.16
16.001% - 16.500%                     5       317,187        0.06     10.368         357      79.84      95.68        549      44.38
17.501% - 18.000%                     1       179,883        0.03     11.700         357      65.00      68.25        559      43.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 17.700%
Non-Zero Weighted Average: 12.903%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    121    25,819,251        5.02      7.054         356      82.09      98.20        659      42.54
2.00%                             1,967   480,260,321       93.41      6.891         357      81.59      98.66        650      42.32
3.00%                                27     8,085,042        1.57      6.638         355      81.78      98.06        677      41.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.017%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    121    25,819,251        5.02      7.054         356      82.09      98.20        659      42.54
1.50%                             1,994   488,345,363       94.98      6.887         357      81.60      98.65        651      42.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    121    25,819,251        5.02      7.054         356      82.09      98.20        659      42.54
Feb-07                                1       254,517        0.05      6.250         352      90.00     100.00        689      35.14
Apr-07                                2       340,432        0.07      7.219         354      81.97     100.00        663      49.12
May-07                               14     3,517,924        0.68      6.841         355      83.05      98.26        673      43.17
Jun-07                              224    58,429,646       11.36      6.794         356      81.06      98.77        656      42.42
Jul-07                            1,693   412,567,228       80.24      6.902         357      81.69      98.65        649      42.34
May-08                                2       365,232        0.07      7.538         355      86.25     100.00        699      41.32
Jun-08                                7     1,819,876        0.35      7.185         356      73.38      91.18        683      40.14
Jul-08                               40     7,949,897        1.55      6.672         357      81.48      99.52        677      41.13
Jul-10                               11     3,100,611        0.60      6.887         357      81.76      98.26        657      38.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-11


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          407   149,056,602       28.99      6.545         357      80.53      98.90        658      43.00
New York                            181    63,391,478       12.33      6.846         357      81.16      98.61        670      44.59
Florida                             236    48,860,330        9.50      7.042         357      82.17      98.64        650      40.81
New Jersey                           99    26,635,727        5.18      7.129         357      82.39      98.39        660      41.96
Maryland                             89    21,689,081        4.22      6.806         357      82.10      98.59        643      42.22
Illinois                            118    21,530,744        4.19      7.146         357      81.80      98.28        655      41.33
Georgia                             136    20,733,530        4.03      7.276         357      83.83      98.58        629      41.44
Virginia                             69    19,837,556        3.86      6.881         357      81.63      97.99        650      42.05
Massachusetts                        71    17,870,966        3.48      6.888         357      80.86      99.26        660      43.10
Hawaii                               34    13,090,207        2.55      6.559         357      80.22      99.07        673      42.16
Colorado                             54    10,176,451        1.98      6.844         357      81.00      98.24        632      40.12
Other                               621   101,291,943       19.70      7.248         357      82.85      98.39        632      41.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 42


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                           1,973   487,158,457       94.75      6.865         357      81.27      98.81        650      42.44
Investment                          131    23,968,383        4.66      7.530         357      88.41      95.22        676      39.92
Second Home                          11     3,037,774        0.59      6.774         357      84.80      95.75        673      41.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           1,737   411,244,602       79.98      6.884         357      81.58      98.62        648      42.01
2-4 Family                          211    65,400,138       12.72      6.956         357      82.07      98.60        672      44.10
Condo                               167    37,519,874        7.30      6.911         357      81.27      98.72        658      42.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                          1,742   420,298,241       81.74      6.914         357      81.52      99.03        655      42.42
Refinance - Cashout                 366    91,841,476       17.86      6.805         357      82.02      96.79        633      41.76
Refinance - Rate Term                 7     2,024,896        0.39      7.082         357      85.42      97.98        631      47.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                1,458   322,680,906       62.76      6.800         357      82.64      98.32        637      41.79
Stated Documentation                649   190,177,161       36.99      7.052         357      79.88      99.20        675      43.27
Easy Documentation                    8     1,306,547        0.25      7.483         357      84.42      92.15        602      34.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   458    97,710,671       19.00      7.194         357      82.16      98.40        652      41.56
12                                  279    82,141,548       15.98      6.951         357      81.61      98.65        666      43.41
24                                1,235   304,435,994       59.21      6.799         357      81.41      98.71        648      42.31
36                                  143    29,876,401        5.81      6.742         356      82.04      98.45        644      41.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                          2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
501 - 520                            10     1,279,514        0.25      8.595         357      79.25      93.92        515      40.87
521 - 540                            12     2,652,906        0.52      8.015         357      79.64      90.18        533      34.06
541 - 560                            80    12,350,525        2.40      8.210         357      88.43      95.11        555      42.28
561 - 580                           142    28,064,899        5.46      7.780         357      86.68      94.62        571      42.71
581 - 600                           234    46,903,658        9.12      7.028         357      82.79      98.60        591      42.15
601 - 620                           189    41,156,679        8.00      6.919         357      82.64      98.93        611      41.69
621 - 640                           358    81,397,892       15.83      6.903         357      80.92      99.08        630      42.52
641 - 660                           337    86,830,232       16.89      6.762         357      80.96      99.15        650      42.62
661 - 680                           266    77,956,446       15.16      6.785         357      80.36      99.44        670      42.44
681 - 700                           191    50,569,928        9.84      6.628         357      80.40      98.77        689      41.49
701 - 720                           131    37,066,086        7.21      6.624         357      81.19      98.89        709      42.17
721 - 740                            66    19,201,004        3.73      6.770         357      80.96      99.25        731      42.93
741 - 760                            47    14,285,724        2.78      6.610         357      80.67      98.24        748      43.33
761 - 780                            33     8,811,970        1.71      6.539         357      81.70      98.93        769      43.43
781 - 800                            14     4,538,502        0.88      6.726         357      81.19      99.26        791      42.76
801 >=                                5     1,098,648        0.21      6.844         357      85.52      97.24        809      47.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,115   514,164,614      100.00      6.895         357      81.62      98.63        651      42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 502
Maximum: 817
Weighted Average: 651


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Radian Covered





1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 3,277
Aggregate Principal Balance ($): 791,985,941
Weighted Average Current Mortgage Rate (%): 7.014
Non-Zero Weighted Average Margin (%): 6.216
Non-Zero Weighted Average Maximum Rate (%): 13.043
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.88
% First Liens: 100.00
% Owner Occupied: 93.78
% Purchase: 58.12
% Full Documentation: 59.61
Non-Zero Weighted Average FICO Score: 636




2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                       4       487,701        0.06      7.307         177      73.51      73.51        601      44.72
Fixed - 20 Year                       6     1,158,434        0.15      7.022         237      83.14      84.06        638      39.77
Fixed - 25 Year                       1       402,186        0.05      6.750         297      85.00      85.00        637      44.12
Fixed - 30 Year                     340    83,011,617       10.48      7.025         357      81.12      85.86        643      41.52
ARM - 2 Year/6 Month LIBOR        2,146   498,378,497       62.93      7.237         357      82.38      90.06        627      42.57
ARM - 2 Year/6 Month
 LIBOR/5 Year Interest Only         654   177,030,264       22.35      6.427         357      80.79      97.43        655      42.33
ARM - 3 Year/6 Month LIBOR           71    16,071,290        2.03      7.042         357      83.30      87.38        633      40.43
ARM - 3 Year/6 Month
 LIBOR/5 Year Interest Only          30     7,386,203        0.93      6.123         357      81.38      92.60        683      40.84
ARM - 5 Year/6 Month LIBOR           25     8,059,750        1.02      6.750         357      79.99      86.34        639      38.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                     252    78,115,652        9.86      5.776         357      80.09      92.18        667      42.49
6.000% - 6.999%                   1,308   353,645,367       44.65      6.562         356      81.09      92.43        650      42.80
7.000% - 7.999%                   1,228   272,437,395       34.40      7.502         356      82.82      90.63        624      42.13
8.000% - 8.999%                     453    82,126,850       10.37      8.356         357      83.99      87.39        587      40.79
9.000% - 9.999%                      35     5,331,113        0.67      9.299         357      79.74      80.51        552      38.98
10.000% - 10.999%                     1       329,563        0.04     10.050         357      75.00      75.00        513      43.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 10.050%
Weighted Average: 7.014%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                     2        99,761        0.01      7.950         357      73.33      73.33        654      36.61
$50,001 - $75,000                    48     2,942,088        0.37      8.276         355      80.72      82.49        644      39.57
$75,001 - $100,000                  189    16,745,091        2.11      7.617         355      81.70      89.75        623      38.17
$100,001 - $125,000                 362    40,814,168        5.15      7.528         356      82.67      92.55        623      40.69
$125,001 - $150,000                 318    43,684,051        5.52      7.518         357      82.52      92.25        622      40.50
$150,001 - $175,000                 320    51,651,097        6.52      7.212         357      82.79      91.66        628      41.47
$175,001 - $200,000                 312    58,527,254        7.39      7.076         356      81.63      92.07        636      41.22
$200,001 - $225,000                 265    56,669,238        7.16      7.063         357      82.17      90.65        629      41.54
$225,001 - $250,000                 193    45,895,886        5.80      6.993         356      81.33      90.25        635      42.56
$250,001 - $275,000                 177    46,484,691        5.87      6.968         356      81.79      91.41        634      41.90
$275,001 - $300,000                 170    48,953,748        6.18      6.891         357      80.48      89.73        632      42.60
$300,001 - $325,000                 163    51,052,012        6.45      7.035         357      82.46      91.16        629      42.71
$325,001 - $350,000                 136    45,832,377        5.79      6.894         357      82.43      90.93        633      42.34
$350,001 - $375,000                 108    39,015,436        4.93      6.799         356      81.38      90.99        642      44.82
$375,001 - $400,000                  91    35,364,669        4.47      6.740         357      80.61      90.18        651      41.90
$400,001 - $425,000                  70    28,937,086        3.65      6.931         356      80.87      91.10        639      43.90
$425,001 - $450,000                  91    39,981,007        5.05      6.653         357      81.54      91.02        655      43.88
$450,001 - $475,000                  55    25,513,539        3.22      6.748         357      81.78      92.66        646      46.17
$475,001 - $500,000                  48    23,372,614        2.95      6.696         357      82.42      90.41        645      42.74
$500,001 - $750,000                 159    90,450,129       11.42      6.893         357      82.28      91.70        644      42.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $49,863
Maximum: $698,265
Average: $241,680


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
180                                   4       487,701        0.06      7.307         177      73.51      73.51        601      44.72
240                                   6     1,158,434        0.15      7.022         237      83.14      84.06        638      39.77
300                                   1       402,186        0.05      6.750         297      85.00      85.00        637      44.12
359                                   5     1,181,853        0.15      6.731         355      80.71      80.71        630      47.21
360                               3,261   788,755,768       99.59      7.014         357      81.88      91.22        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                             4       487,701        0.06      7.307         177      73.51      73.51        601      44.72
181 - 240                             6     1,158,434        0.15      7.022         237      83.14      84.06        638      39.77
241 - 300                             1       402,186        0.05      6.750         297      85.00      85.00        637      44.12
301 - 360                         3,266   789,937,621       99.74      7.014         357      81.88      91.20        636      42.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 176
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
60.01% - 65.00%                      66    14,552,305        1.84      6.927         352      63.46      63.46        613      41.98
65.01% - 70.00%                      87    20,709,719        2.61      7.183         357      68.86      69.01        590      40.91
70.01% - 75.00%                     143    34,698,799        4.38      7.172         357      73.72      74.69        599      42.20
75.01% - 80.00%                   1,851   458,587,896       57.90      6.850         357      79.89      94.64        649      42.34
80.01% - 85.00%                     313    79,152,400        9.99      6.970         356      84.43      86.29        622      42.21
85.01% - 90.00%                     756   168,017,970       21.21      7.382         356      89.73      92.21        620      42.39
90.01% - 95.00%                      61    16,266,852        2.05      7.549         357      94.83      94.83        650      43.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60.65%
Maximum: 95.00%
Weighted Average: 81.88%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    351    85,059,937       10.74      7.025         354      81.12      85.76        642      41.53
1.000% - 3.500%                       1       301,500        0.04      6.950         357      90.00      90.00        648      41.25
4.001% - 4.500%                       5     1,411,842        0.18      5.172         357      77.43      89.42        700      41.20
4.501% - 5.000%                      67    20,278,250        2.56      5.499         357      80.16      92.49        669      43.85
5.001% - 5.500%                     277    87,385,198       11.03      5.967         357      80.43      94.00        662      42.61
5.501% - 6.000%                     572   153,572,306       19.39      6.444         357      80.88      93.32        654      42.86
6.001% - 6.500%                     612   152,820,908       19.30      6.916         357      81.74      92.67        641      42.12
6.501% - 7.000%                   1,392   291,156,000       36.76      7.790         357      83.26      89.92        611      42.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 6.216%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    351    85,059,937       10.74      7.025         354      81.12      85.76        642      41.53
5.001% - 5.500%                      42    12,437,387        1.57      5.373         357      79.57      90.85        677      43.55
5.501% - 6.000%                     231    71,705,725        9.05      5.865         357      80.33      93.36        662      42.80
6.001% - 6.500%                     497   141,374,324       17.85      6.342         357      80.88      93.87        655      42.86
6.501% - 7.000%                     646   165,287,224       20.87      6.807         357      81.45      92.86        645      42.45
7.001% - 7.500%                     551   127,591,261       16.11      7.310         357      82.45      91.89        631      42.62
7.501% - 8.000%                     545   114,239,120       14.42      7.782         357      83.56      89.89        613      42.14
8.001% - 8.500%                     280    53,260,144        6.72      8.271         357      84.33      88.01        588      40.79
8.501% - 9.000%                     109    16,828,529        2.12      8.713         357      83.85      86.67        575      40.41
9.001% - 9.500%                      17     2,843,377        0.36      9.278         357      79.79      80.05        542      42.46
9.501% - 10.000%                      6       725,603        0.09      9.650         357      79.58      82.57        532      39.66
10.001% - 10.500%                     2       633,310        0.08      9.283         357      72.60      72.60        542      46.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 10.450%
Non-Zero Weighted Average: 7.013%



10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    351    85,059,937       10.74      7.025         354      81.12      85.76        642      41.53
11.001% - 11.500%                    41    12,223,975        1.54      5.373         357      79.48      90.95        676      43.45
11.501% - 12.000%                   223    68,465,540        8.64      5.870         357      80.18      93.36        663      43.16
12.001% - 12.500%                   486   137,523,782       17.36      6.342         357      80.85      94.01        655      42.80
12.501% - 13.000%                   634   163,980,001       20.70      6.786         357      81.43      93.04        646      42.29
13.001% - 13.500%                   552   128,672,928       16.25      7.277         357      82.37      91.78        632      42.81
13.501% - 14.000%                   550   114,857,759       14.50      7.743         357      83.55      89.88        613      42.37
14.001% - 14.500%                   283    54,577,301        6.89      8.220         357      84.10      88.02        590      40.53
14.501% - 15.000%                   121    20,198,545        2.55      8.536         357      84.03      86.92        582      39.77
15.001% - 15.500%                    26     4,812,254        0.61      8.863         356      83.88      84.50        574      43.69
15.501% - 16.000%                     9     1,284,356        0.16      9.282         356      78.09      79.78        532      39.15
16.001% - 16.500%                     1       329,563        0.04     10.050         357      75.00      75.00        513      43.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 16.050%
Non-Zero Weighted Average: 13.043%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    351    85,059,937       10.74      7.025         354      81.12      85.76        642      41.53
2.00%                             2,848   685,718,653       86.58      7.014         357      81.91      91.92        635      42.45
3.00%                                78    21,207,351        2.68      6.973         355      83.78      88.74        632      40.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.030%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    351    85,059,937       10.74      7.025         354      81.12      85.76        642      41.53
1.50%                             2,926   706,926,004       89.26      7.012         357      81.97      91.83        635      42.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    351    85,059,937       10.74      7.025         354      81.12      85.76        642      41.53
Feb-07                                1       254,517        0.03      6.250         352      90.00     100.00        689      35.14
Apr-07                                3     1,231,548        0.16      6.607         354      83.30      87.73        641      49.37
May-07                               40    10,804,688        1.36      6.944         355      84.99      89.73        633      42.21
Jun-07                              326    82,173,190       10.38      6.940         356      81.23      91.37        633      42.89
Jul-07                            2,430   580,944,818       73.35      7.039         357      82.01      92.13        635      42.45
May-08                                3       533,532        0.07      7.258         355      87.44      96.85        701      40.11
Jun-08                               14     4,233,759        0.53      6.843         356      84.43      88.80        645      36.43
Jul-08                               84    18,690,202        2.36      6.717         357      82.17      88.85        648      41.51
Jun-10                                2       908,708        0.11      7.216         356      69.35      69.35        582      40.19
Jul-10                               23     7,151,043        0.90      6.691         357      81.35      88.50        646      37.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted
Average: 2007-07-21


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          636   216,420,279       27.33      6.670         357      81.11      91.25        640      42.92
New York                            279    92,227,493       11.65      6.923         356      81.16      91.27        649      44.77
Florida                             430    86,124,792       10.87      7.224         357      82.35      90.53        632      40.31
New Jersey                          215    58,044,154        7.33      7.272         357      81.72      88.35        635      42.27
Maryland                            173    40,584,533        5.12      7.117         357      82.47      91.00        624      41.89
Illinois                            208    38,518,501        4.86      7.316         357      82.21      90.73        633      42.76
Virginia                            115    29,845,466        3.77      7.053         356      81.76      89.69        623      41.46
Massachusetts                       105    26,380,568        3.33      6.985         357      81.18      92.10        638      43.03
Georgia                             167    25,874,446        3.27      7.319         356      83.80      94.67        627      41.99
Nevada                               69    16,680,522        2.11      6.944         357      81.45      90.72        637      43.05
Arizona                              75    16,488,835        2.08      7.134         352      80.92      89.18        631      40.41
Other                               805   144,796,351       18.28      7.185         357      82.98      92.49        632      41.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 44


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                           3,016   742,758,826       93.78      6.985         356      81.70      91.44        634      42.48
Investment                          227    40,858,216        5.16      7.561         357      85.22      87.66        665      39.55
Second Home                          34     8,368,899        1.06      6.907         357      81.50      85.15        658      40.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           2,744   654,961,058       82.70      7.016         357      81.84      90.97        632      42.13
2-4 Family                          300    87,710,753       11.07      6.991         356      81.94      91.12        657      43.78
Condo                               233    49,314,131        6.23      7.018         357      82.29      94.05        644      42.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                          1,942   460,305,128       58.12      6.966         357      82.10      95.95        648      42.26
Refinance - Cashout               1,314   326,812,171       41.26      7.081         356      81.56      84.53        618      42.36
Refinance - Rate Term                21     4,868,642        0.61      6.974         357      82.37      86.09        630      42.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                2,135   472,126,365       59.61      6.871         356      82.80      91.68        627      41.63
Stated Documentation              1,104   309,979,960       39.14      7.231         357      80.44      90.66        650      43.41
Easy Documentation                   38     9,879,616        1.25      6.993         357      82.60      83.32        615      40.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   696   156,300,804       19.74      7.295         357      82.27      91.14        635      41.79
12                                  435   119,032,795       15.03      7.126         357      81.17      91.22        644      43.98
24                                1,808   436,299,185       55.09      6.920         357      81.93      91.90        633      42.36
36                                  338    80,353,157       10.15      6.812         355      81.85      87.26        640      40.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                          3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
500 - 500                             3       913,083        0.12      8.583         357      72.25      72.25        500      35.70
501 - 520                            79    16,978,464        2.14      8.245         357      77.13      77.66        512      42.36
521 - 540                            67    14,023,957        1.77      7.900         357      75.59      75.59        531      43.26
541 - 560                           205    45,420,517        5.74      7.756         356      82.92      84.02        552      43.26
561 - 580                           252    56,498,578        7.13      7.579         357      84.54      87.32        570      42.97
581 - 600                           358    79,690,142       10.06      7.161         357      82.42      89.49        591      42.13
601 - 620                           338    80,664,423       10.19      7.058         356      82.99      88.87        610      41.61
621 - 640                           536   125,110,944       15.80      6.914         356      81.34      91.52        630      42.44
641 - 660                           456   116,896,343       14.76      6.755         357      81.71      94.10        650      42.32
661 - 680                           357    94,904,429       11.98      6.807         357      81.61      95.34        669      41.94
681 - 700                           263    67,101,585        8.47      6.666         357      81.31      93.57        690      42.20
701 - 720                           159    39,318,561        4.96      6.730         357      82.08      95.46        710      41.89
721 - 740                            86    24,253,016        3.06      6.755         357      81.82      95.59        731      43.17
741 - 760                            58    15,002,970        1.89      6.524         357      81.57      94.19        748      43.11
761 - 780                            38     9,307,118        1.18      6.667         354      81.83      96.87        769      43.62
781 - 800                            17     5,001,926        0.63      6.750         357      81.70      95.10        790      37.72
801 >=                                5       899,884        0.11      6.280         357      76.70      87.64        810      37.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 816
Weighted Average: 636


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus)
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Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Interest Only




1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 927
Aggregate Principal Balance ($): 272,495,719
Weighted Average Current Mortgage Rate (%): 6.496
Non-Zero Weighted Average Margin (%): 5.779
Non-Zero Weighted Average Maximum Rate (%): 12.518
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.41
% First Liens: 100.00
% Owner Occupied: 99.89
% Purchase: 70.81
% Full Documentation: 81.24
Non-Zero Weighted Average FICO Score: 650


2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month
 LIBOR/5 Year Interest Only         885   260,521,716       95.61      6.501         357      81.49      96.23        649      42.30
ARM - 3 Year/6 Month
 LIBOR/5 Year Interest Only          42    11,974,003        4.39      6.392         357      79.73      89.08        670      39.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                     198    67,390,125       24.73      5.756         357      79.90      94.43        663      42.25
6.000% - 6.999%                     529   154,026,447       56.52      6.493         357      81.12      96.13        649      42.19
7.000% - 7.999%                     175    46,640,265       17.12      7.411         357      83.57      97.08        635      42.14
8.000% - 8.999%                      24     4,379,383        1.61      8.220         357      91.77      99.14        632      41.78
9.000% - 9.999%                       1        59,500        0.02      9.500         356     100.00     100.00        655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 9.500%
Weighted Average: 6.496%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                     2       119,500        0.04      8.872         356     100.00     100.00        639      49.05
$75,001 - $100,000                   23     1,986,491        0.73      7.150         357      82.07      98.87        629      41.04
$100,001 - $125,000                  70     7,825,440        2.87      7.020         357      81.42      97.37        628      42.43
$125,001 - $150,000                  66     9,152,915        3.36      6.836         357      80.11      97.12        640      43.26
$150,001 - $175,000                  80    12,907,035        4.74      6.599         357      81.52      96.41        628      42.75
$175,001 - $200,000                  78    14,684,899        5.39      6.543         357      81.25      98.51        645      41.59
$200,001 - $225,000                  68    14,462,009        5.31      6.496         357      81.84      97.78        642      42.60
$225,001 - $250,000                  59    13,999,742        5.14      6.407         357      81.26      97.08        646      42.92
$250,001 - $275,000                  53    13,960,439        5.12      6.494         357      81.66      95.83        659      40.13
$275,001 - $300,000                  61    17,514,829        6.43      6.456         357      82.12      94.94        646      42.22
$300,001 - $325,000                  46    14,389,996        5.28      6.553         357      82.60      94.70        637      43.00
$325,001 - $350,000                  41    13,823,538        5.07      6.356         357      81.89      95.18        652      42.55
$350,001 - $375,000                  40    14,491,506        5.32      6.440         357      81.93      93.80        645      41.60
$375,001 - $400,000                  34    13,147,434        4.82      6.317         357      81.11      95.61        654      41.73
$400,001 - $425,000                  24     9,937,344        3.65      6.478         357      82.16      97.12        649      43.08
$425,001 - $450,000                  28    12,282,991        4.51      6.049         357      81.25      94.81        665      42.58
$450,001 - $475,000                  20     9,229,278        3.39      6.743         357      80.90      97.15        655      45.06
$475,001 - $500,000                  24    11,657,760        4.28      6.296         357      81.15      95.28        661      40.96
$500,001 - $750,000                 106    63,737,822       23.39      6.541         357      81.09      96.29        658      42.27
$750,001 - $1,000,000                 4     3,184,750        1.17      5.965         357      76.82      76.82        664      33.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $59,500
Maximum: $825,000
Average: $293,954


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
359                                   2       848,300        0.31      6.169         355      79.80      93.00        645      47.34
360                                 925   271,647,419       99.69      6.497         357      81.42      95.93        650      42.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 359
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                           927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 354
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
45.01% - 50.00%                       1       165,000        0.06      5.500         357      50.00      50.00        688      44.98
50.01% - 55.00%                       2       288,288        0.11      5.442         357      52.95      52.95        669      30.98
55.01% - 60.00%                       1       116,000        0.04      6.750         357      58.00      58.00        579      34.14
60.01% - 65.00%                       4     1,328,999        0.49      7.228         356      62.33      71.20        665      31.28
65.01% - 70.00%                       5     1,461,599        0.54      6.180         357      70.00      70.00        615      45.38
70.01% - 75.00%                      16     6,681,655        2.45      5.955         357      74.14      75.75        650      36.05
75.01% - 80.00%                     703   207,569,682       76.17      6.429         357      79.95      98.07        654      42.21
80.01% - 85.00%                      72    20,144,623        7.39      6.517         357      84.26      88.02        628      41.41
85.01% - 90.00%                      91    25,638,493        9.41      6.801         357      89.37      92.97        632      44.71
90.01% - 95.00%                      11     3,743,401        1.37      7.107         357      94.83      94.83        627      45.49
95.01% - 100.00%                     21     5,357,979        1.97      7.791         357     100.00     100.00        655      40.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.41%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                       1       301,500        0.11      6.950         357      90.00      90.00        648      41.25
4.001% - 4.500%                       4     1,208,560        0.44      5.175         357      77.00      91.00        691      43.78
4.501% - 5.000%                      59    19,679,495        7.22      5.498         357      79.51      94.03        668      42.91
5.001% - 5.500%                     207    69,778,106       25.61      5.951         357      80.38      95.69        659      42.05
5.501% - 6.000%                     294    85,806,843       31.49      6.417         357      80.96      95.45        646      42.44
6.001% - 6.500%                     203    55,871,070       20.50      6.902         357      81.83      96.81        646      41.76
6.501% - 7.000%                     159    39,850,145       14.62      7.581         357      84.64      97.22        637      42.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 5.779%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                      38    11,861,396        4.35      5.381         357      78.64      91.06        674      42.25
5.501% - 6.000%                     180    61,500,578       22.57      5.851         357      80.25      95.42        659      42.31
6.001% - 6.500%                     293    88,773,782       32.58      6.328         357      80.92      96.00        649      42.56
6.501% - 7.000%                     227    62,077,164       22.78      6.798         357      81.36      96.31        648      41.35
7.001% - 7.500%                     108    28,563,892       10.48      7.269         357      83.73      97.19        636      42.59
7.501% - 8.000%                      60    16,341,673        6.00      7.767         357      84.22      96.58        635      41.91
8.001% - 8.500%                      17     2,946,735        1.08      8.230         357      92.00      98.72        622      44.31
8.501% - 9.000%                       3       371,000        0.14      8.774         357     100.00     100.00        664      38.09
9.001% - 9.500%                       1        59,500        0.02      9.500         356     100.00     100.00        655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 9.500%
Non-Zero Weighted Average: 6.496%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%                    38    11,861,396        4.35      5.381         357      78.64      91.06        674      42.25
11.501% - 12.000%                   175    59,090,978       21.69      5.856         357      80.14      95.44        659      42.74
12.001% - 12.500%                   291    87,900,590       32.26      6.330         357      80.95      96.01        649      42.50
12.501% - 13.000%                   227    62,812,464       23.05      6.759         357      81.37      96.26        649      40.82
13.001% - 13.500%                   107    28,309,374       10.39      7.234         357      83.32      97.02        634      42.56
13.501% - 14.000%                    65    18,015,973        6.61      7.672         357      84.17      96.55        638      42.44
14.001% - 14.500%                    20     4,074,445        1.50      7.962         357      91.29      99.08        634      45.22
14.501% - 15.000%                     3       371,000        0.14      8.774         357     100.00     100.00        664      38.09
15.001% - 15.500%                     1        59,500        0.02      9.500         356     100.00     100.00        655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 15.500%
Non-Zero Weighted Average: 12.518%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
2.00%                               912   266,410,917       97.77      6.499         357      81.36      95.91        650      42.21
3.00%                                15     6,084,802        2.23      6.354         355      83.69      96.34        658      41.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.022%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.50%                               927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Apr-07                                1       273,200        0.10      6.990         354      80.00     100.00        656      48.63
May-07                                7     2,832,102        1.04      6.301         355      88.00      94.24        633      43.10
Jun-07                              135    40,627,799       14.91      6.466         356      80.71      95.92        654      42.28
Jul-07                              742   216,788,616       79.56      6.509         357      81.55      96.32        648      42.29
May-08                                2       305,100        0.11      6.964         354      85.52      94.48        703      38.66
Jun-08                                6     1,950,345        0.72      7.004         356      74.78      88.73        702      38.94
Jul-08                               34     9,718,558        3.57      6.251         357      80.55      88.99        662      40.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-12


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          347   132,719,045       48.71      6.352         357      80.64      95.39        653      42.51
Florida                              91    21,563,743        7.91      6.653         357      82.37      95.33        646      40.13
New York                             37    14,309,253        5.25      6.481         357      80.88      93.43        654      43.28
Maryland                             52    13,697,352        5.03      6.492         357      83.40      97.33        639      41.71
Virginia                             32    10,543,822        3.87      6.552         357      82.03      96.95        667      42.28
New Jersey                           35     9,464,497        3.47      6.967         357      86.60      96.25        641      41.48
Massachusetts                        29     8,350,570        3.06      6.574         357      81.93      97.39        664      43.96
Colorado                             41     7,521,668        2.76      6.523         357      80.25      99.75        644      43.85
Hawaii                               18     7,127,817        2.62      6.225         357      80.77      98.78        678      40.87
Georgia                              41     6,807,932        2.50      6.861         357      82.07      98.21        637      42.09
Nevada                               23     5,902,425        2.17      6.737         357      81.50      95.87        639      39.97
Other                               181    34,487,595       12.66      6.733         357      81.73      96.17        637      42.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 37


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                             926   272,196,318       99.89      6.497         357      81.40      95.92        650      42.19
Second Home                           1       299,401        0.11      5.900         357      90.00     100.00        790      48.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             807   237,644,415       87.21      6.484         357      81.34      95.75        649      41.92
Condo                                81    20,058,030        7.36      6.529         357      82.07      97.24        648      44.18
2-4 Family                           39    14,793,274        5.43      6.642         357      81.64      96.88        666      43.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                            659   192,943,557       70.81      6.515         357      80.89      98.41        656      42.16
Refinance - Cashout                 264    78,278,851       28.73      6.438         357      82.63      89.73        634      42.16
Refinance - Rate Term                 4     1,273,311        0.47      7.260         357      86.45     100.00        608      48.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  806   221,383,446       81.24      6.400         357      81.65      95.73        643      42.30
Stated Documentation                111    47,562,205       17.45      6.900         357      79.45      97.02        681      41.99
Easy Documentation                   10     3,550,069        1.30      7.092         357      92.83      92.83        650      38.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   138    34,203,385       12.55      6.913         357      82.50      96.93        648      41.51
12                                   71    26,245,630        9.63      6.691         357      81.21      96.17        659      42.63
24                                  642   192,481,721       70.64      6.428         357      81.17      96.09        650      42.26
36                                   76    19,564,984        7.18      6.177         357      82.19      92.12        643      42.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                            927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                            15     2,932,279        1.08      6.983         357      80.36      96.97        578      38.19
581 - 600                           176    42,382,257       15.55      6.730         357      81.94      95.67        591      42.72
601 - 620                           135    36,177,538       13.28      6.663         357      82.39      93.97        610      41.71
621 - 640                           135    39,911,710       14.65      6.419         357      82.13      94.32        630      43.46
641 - 660                           145    44,639,148       16.38      6.357         357      81.42      95.58        650      42.36
661 - 680                           113    41,479,033       15.22      6.573         357      81.03      97.48        669      41.18
681 - 700                            89    25,537,755        9.37      6.354         357      79.59      96.61        689      41.65
701 - 720                            56    20,411,967        7.49      6.279         357      80.77      98.37        709      42.33
721 - 740                            26     7,899,091        2.90      6.351         357      80.86      96.31        730      45.06
741 - 760                            18     5,632,183        2.07      6.304         357      80.68      95.85        750      37.99
761 - 780                            12     3,925,613        1.44      6.245         357      81.31     100.00        768      44.81
781 - 800                             6     1,347,145        0.49      6.567         357      82.22     100.00        793      36.00
801 >=                                1       220,000        0.08      5.850         357      80.00     100.00        813      45.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 572
Maximum: 813
Weighted Average: 650


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

SABR 2005-FR5
                                               ***INTERNAL DISTRIBUTION ONLY***
Deerfield
40 % Severity         to Maturty
12 Mon Lag            Triggers Failing
First $ Prin Wrietdown
100 PPC


            ------------------------------          --------------------------------          -------------------------------
                      FWD LIBOR                              FWD LIBOR + 100                          FWD LIBOR + 200
            ------------------------------          --------------------------------          -------------------------------
                 CDR    Cum Loss     WAL                 CDR      Cum Loss     WAL                 CDR    Cum Loss     WAL
                 ---    --------     ---                 ---      --------     ---                 ---    --------     ---
M-1            18.039    16.51%      7.63              17.272      16.05%      7.77              16.367    15.49%       7.93
M-2            12.480    12.80%      9.77              11.796      12.29%      9.95              10.961    11.64%      10.16
M-3            11.481    12.04%     13.79              10.815      11.52%     14.06               9.990    10.84%      14.36
B3              8.755     9.77%     15.03               8.121       9.21%     15.32               7.335     8.48%      15.64
            ------------------------------          --------------------------------          -------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Not Radian Covered; CLTV >= 60





1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 2,287
Aggregate Principal Balance ($): 341,531,410
Weighted Average Current Mortgage Rate (%): 8.002
Non-Zero Weighted Average Margin (%): 6.446
Non-Zero Weighted Average Maximum Rate (%): 13.557
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 357
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 85.62
Weighted Average Combined Effective Original LTV (%): 85.62
% First Liens: 81.30
% Owner Occupied: 89.18
% Purchase: 48.92
% Full Documentation: 67.00
Non-Zero Weighted Average FICO Score: 620


2. Product Types

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Product                        Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                             Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                       15       116,471           0.03    12.034         57     94.13     94.13       577     43.39
Fixed - 10 Year                     151     1,488,153           0.44    11.891        117     95.32     95.32       588     40.75
Fixed - 15 Year                     101     2,202,441           0.64    11.101        177     96.38     96.38       625     39.99
Fixed - 20 Year                      89     2,365,554           0.69    10.300        237     99.59     99.59       632     41.22
Fixed - 25 Year                       1       326,724           0.10     6.475        296     90.00     90.00       725     54.48
Fixed - 30 Year                     942    69,826,877          20.45     9.552        357     96.49     96.80       649     42.72
ARM - 2 Year/6 Month
  LIBOR                             732   172,499,548          50.51     7.959        357     82.17     84.64       598     42.62
ARM - 2 Year/6 Month
  LIBOR/5 Year Interest Only        227    82,922,164          24.28     6.664        357     83.18     93.99       636     42.28
ARM - 3 Year/6 Month LIBOR           12     2,691,583           0.79     8.017        357     86.55     87.72       622     43.56
ARM - 3 Year/6 Month
  LIBOR/5 Year Interest Only         12     4,587,800           1.34     6.825        357     77.08     83.42       648     38.27
ARM - 5 Year/6 Month LIBOR            5     2,504,096           0.73     7.018        357     86.08     86.08       654     43.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross Interest Rates (%)

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                    Aggregate      Aggregate   Average    Average   Average   Average
Gross                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Interest                       Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                         Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                      49    23,451,090           6.87     5.787        357     79.96     88.82       643     40.12
6.000% - 6.999%                     203    82,317,151          24.10     6.618        357     81.91     90.35       638     42.71
7.000% - 7.999%                     298    85,864,645          25.14     7.565        357     83.30     86.96       613     43.08
8.000% - 8.999%                     451    70,932,377          20.77     8.501        356     86.56     88.24       598     42.50
9.000% - 9.999%                     520    41,789,016          12.24     9.514        354     92.54     93.35       632     42.49
10.000% - 10.999%                   403    25,416,587           7.44    10.525        345     93.09     93.35       611     42.49
11.000% - 11.999%                   232     9,959,735           2.92    11.314        328     93.84     93.90       600     41.76
12.000% - 12.999%                   121     1,692,198           0.50    12.293        186     91.08     91.08       589     38.11
13.000% - 13.999%                    10       108,610           0.03    13.313        139     90.70     90.70       618     43.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.250%
Maximum: 13.750%
Weighted Average: 8.002%



4. Range of Cut-off Date Principal Balances ($)

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                    Aggregate      Aggregate   Average    Average   Average   Average
Cut-off                       Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Date Principal                 Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Balances ($)                      Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                        323     4,484,717           1.31    11.211        183     96.97     96.97       613     40.49
$25,001 - $50,000                   412    14,933,318           4.37    10.012        347     99.61     99.61       647     41.99
$50,001 - $75,000                   351    21,609,400           6.33     9.694        354     94.35     96.72       633     41.42
$75,001 - $100,000                  251    21,760,021           6.37     9.238        355     92.25     94.15       619     42.25
$100,001 - $125,000                 168    18,712,229           5.48     9.108        356     90.78     93.66       618     42.73
$125,001 - $150,000                 105    14,420,034           4.22     8.924        355     89.25     91.35       612     42.39
$150,001 - $175,000                  85    13,722,871           4.02     8.614        357     85.24     86.96       598     42.93
$175,001 - $200,000                  69    12,808,560           3.75     8.533        357     84.96     86.84       607     41.11
$200,001 - $225,000                  49    10,431,593           3.05     7.769        357     82.80     87.00       595     42.56
$225,001 - $250,000                  48    11,386,970           3.33     8.049        357     79.61     82.59       576     42.65
$250,001 - $275,000                  43    11,221,172           3.29     7.657        357     81.51     83.58       588     43.63
$275,001 - $300,000                  36    10,339,922           3.03     7.327        357     82.27     85.99       610     44.90
$300,001 - $325,000                  34    10,639,779           3.12     7.325        357     83.88     85.80       590     44.62
$325,001 - $350,000                  37    12,481,690           3.65     7.276        355     82.37     86.16       606     43.96
$350,001 - $375,000                  21     7,601,948           2.23     7.487        357     83.59     84.81       578     39.94
$375,001 - $400,000                  27    10,448,112           3.06     7.385        357     83.52     89.43       621     43.92
$400,001 - $425,000                  23     9,495,361           2.78     7.497        357     83.48     84.80       606     43.90
$425,001 - $450,000                  23    10,119,813           2.96     7.652        357     85.73     87.92       633     45.18
$450,001 - $475,000                  19     8,800,358           2.58     7.312        357     84.37     88.30       623     41.88
$475,001 - $500,000                  16     7,773,091           2.28     7.350        357     84.60     87.40       628     44.03
$500,001 - $750,000                 138    90,591,457          26.53     7.090        357     81.72     90.09       636     42.41
$750,001 - $1,000,000                 9     7,748,995           2.27     6.002        357     77.59     80.81       659     34.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $997,139
Average: $149,336



5. Original Terms (month)

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
Original                      Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                           Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
60                                   15       116,471           0.03    12.034         57     94.13     94.13       577     43.39
120                                 151     1,488,153           0.44    11.891        117     95.32     95.32       588     40.75
180                                 101     2,202,441           0.64    11.101        177     96.38     96.38       625     39.99
240                                  89     2,365,554           0.69    10.300        237     99.59     99.59       632     41.22
300                                   1       326,724           0.10     6.475        296     90.00     90.00       725     54.48
359                                   1       680,000           0.20     6.050        355     77.27     93.74       630     49.78
360                               1,929   334,352,068          97.90     7.952        357     85.42     89.50       619     42.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 357



6. Range of Remaining Terms (month)

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                    Aggregate      Aggregate   Average    Average   Average   Average
Remaining                     Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                           Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Jan-60                               15       116,471           0.03    12.034         57     94.13     94.13       577     43.39
61 - 120                            151     1,488,153           0.44    11.891        117     95.32     95.32       588     40.75
121 - 180                           101     2,202,441           0.64    11.101        177     96.38     96.38       625     39.99
181 - 240                            89     2,365,554           0.69    10.300        237     99.59     99.59       632     41.22
241 - 300                             1       326,724           0.10     6.475        296     90.00     90.00       725     54.48
301 - 360                         1,930   335,032,068          98.10     7.948        357     85.40     89.51       620     42.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 354



7. Range of Combined Original LTV Ratios (%)

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                    Aggregate      Aggregate   Average    Average   Average   Average
Combined                      Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Original                       Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
LTV Ratios (%)                    Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
55.01% - 60.00%                      11     2,898,654           0.85     7.672        357     60.00     64.69       564     44.00
60.01% - 65.00%                      43     9,438,489           2.76     8.898        357     63.93     65.24       582     43.84
65.01% - 70.00%                      64    15,591,589           4.57     8.709        357     69.29     69.57       566     43.60
70.01% - 75.00%                      84    22,174,420           6.49     7.655        357     74.05     75.22       590     40.94
75.01% - 80.00%                     338   106,107,509          31.07     7.075        357     79.70     90.50       627     42.01
80.01% - 85.00%                     184    45,130,122          13.21     7.538        356     84.53     85.67       573     42.56
85.01% - 90.00%                     227    47,530,724          13.92     7.637        355     89.70     92.28       627     44.27
90.01% - 95.00%                     244    10,539,734           3.09     8.874        313     94.84     94.84       627     43.28
95.01% - 100.00%                  1,092    82,120,169          24.04     9.424        350     99.94     99.94       655     41.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60.00%
Maximum: 100.00%
Weighted Average: 85.62%



8. Range of Gross Margins (%)

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range                                       Aggregate      Aggregate   Average    Average   Average   Average
of                            Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Gross                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Margins (%)                       Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,299    76,326,219          22.35     9.656        343     96.53     96.81       647     42.61
4.501% - 5.000%                      11     5,401,635           1.58     5.529        357     78.89     90.58       652     42.06
5.001% - 5.500%                      49    21,788,453           6.38     5.906        357     80.34     89.38       637     40.84
5.501% - 6.000%                      95    40,376,538          11.82     6.445        357     80.79     90.33       643     40.75
6.001% - 6.500%                     123    44,118,287          12.92     6.944        357     82.88     90.42       627     43.80
6.501% - 7.000%                     710   153,520,278          44.95     8.278        357     83.24     85.69       594     42.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.510%
Maximum: 6.990%
Non-Zero Weighted
Average: 6.446%



9. Range of Minimum Mortgage Rates (%)

                                                       % of Mortgage
Range                                                   Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                          Aggregate      Aggregate   Average    Average   Average   Average
Minimum                       Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                       Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                         Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,299    76,326,219          22.35     9.656        343     96.53     96.81       647     42.61
5.001% - 5.500%                       7     3,033,722           0.89     5.452        357     78.03     83.22       654     37.51
5.501% - 6.000%                      44    20,653,568           6.05     5.839        357     80.12     89.92       639     40.75
6.001% - 6.500%                      75    32,875,858           9.63     6.349        357     80.72     91.66       643     41.45
6.501% - 7.000%                     122    45,600,503          13.35     6.827        357     82.25     89.57       631     43.08
7.001% - 7.500%                     113    37,351,384          10.94     7.298        357     83.10     87.09       616     43.11
7.501% - 8.000%                     167    45,086,341          13.20     7.810        357     84.40     87.80       609     43.01
8.001% - 8.500%                     151    34,867,799          10.21     8.264        357     85.73     87.42       592     42.91
8.501% - 9.000%                     154    24,748,676           7.25     8.783        357     84.19     86.14       582     42.75
9.001% - 9.500%                      62     8,562,026           2.51     9.275        357     81.86     83.89       562     42.28
9.501% - 10.000%                     49     5,482,937           1.61     9.807        357     75.24     77.26       545     41.13
10.001% - 10.500%                    16     1,793,232           0.53    10.304        357     74.05     76.85       537     36.73
10.501% - 11.000%                    17     3,467,580           1.02    10.774        357     68.16     68.16       551     44.56
11.001% - 11.500%                     3       533,880           0.16    11.310        357     68.32     68.32       580     37.95
11.501% - 12.000%                     6       984,319           0.29    11.728        357     66.79     67.39       551     39.09
12.001% - 12.500%                     2       163,367           0.05    12.282        357     66.99     66.99       503     38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.250%
Maximum: 12.300%
Non-Zero Weighted
Average: 7.526%



10. Range of Maximum Mortgage Rates(%)

                                                       % of Mortgage
Range                                                   Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                          Aggregate      Aggregate   Average    Average   Average   Average
Maximum                       Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                       Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                         Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,299    76,326,219          22.35     9.656        343     96.53     96.81       647     42.61
11.001% - 11.500%                     7     3,033,722           0.89     5.452        357     78.03     83.22       654     37.51
11.501% - 12.000%                    44    20,653,568           6.05     5.839        357     80.12     89.92       639     40.75
12.001% - 12.500%                    74    32,195,858           9.43     6.355        357     80.80     91.62       643     41.28
12.501% - 13.000%                   117    43,477,883          12.73     6.834        357     82.30     89.68       632     42.92
13.001% - 13.500%                   111    37,291,402          10.92     7.275        357     82.70     87.00       616     43.13
13.501% - 14.000%                   166    45,875,189          13.43     7.759        357     84.27     87.83       610     43.15
14.001% - 14.500%                   148    33,738,897           9.88     8.242        357     85.90     87.62       594     42.78
14.501% - 15.000%                   157    25,229,486           7.39     8.727        357     84.36     86.37       583     42.59
15.001% - 15.500%                    67    10,313,623           3.02     9.096        357     82.87     84.62       567     43.29
15.501% - 16.000%                    50     6,092,885           1.78     9.671        357     76.03     77.85       547     42.39
16.001% - 16.500%                    16     1,856,707           0.54    10.239        357     74.69     77.39       537     37.31
16.501% - 17.000%                    18     3,494,037           1.02    10.704        357     68.06     68.06       547     43.50
17.001% - 17.500%                     4       587,691           0.17    11.213        356     68.01     68.01       576     35.59
17.501% - 18.000%                     7     1,200,875           0.35    11.588        357     67.37     67.86       557     41.29
18.001% - 18.500%                     2       163,367           0.05    12.282        357     66.99     66.99       503     38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.250%
Maximum: 18.300%
Non-Zero Weighted
Average: 13.557%



11. Initial Cap (%)

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                               Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Initial Cap (%)                   Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,299    76,326,219          22.35     9.656        343     96.53     96.81       647     42.61
2.00%                               959   256,976,302          75.24     7.520        357     82.45     87.62       612     42.33
3.00%                                29     8,228,889           2.41     7.723        356     83.22     86.45       596     46.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted
Average: 2.031%



12. Periodic Cap (%)

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Periodic                       Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Cap (%)                           Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,299    76,326,219          22.35     9.656        343     96.53     96.81       647     42.61
1.50%                               988   265,205,191          77.65     7.526        357     82.48     87.59       612     42.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted
Average: 1.500%



13. Next Rate Adjustment Date

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
Next                                        Aggregate      Aggregate   Average    Average   Average   Average
Rate                          Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Adjustment                     Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Date                              Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,299    76,326,219          22.35     9.656        343     96.53     96.81       647     42.61
Apr-07                                5       838,633           0.25     8.497        354     95.57     96.37       664     42.48
May-07                               11     2,649,721           0.78     7.928        355     88.98     89.83       602     44.30
Jun-07                              131    36,617,878          10.72     7.578        356     81.85     87.36       603     44.14
Jul-07                              812   215,315,480          63.04     7.524        357     82.48     87.67       612     42.21
Jun-08                                3     1,006,546           0.29     8.050        356     67.99     81.77       654     35.18
Jul-08                               21     6,272,836           1.84     7.140        357     82.61     85.53       636     41.03
Jul-10                                5     2,504,096           0.73     7.018        357     86.08     86.08       654     43.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted
Average: 2007-07-16



14. Geographical Distribution

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Geographical                   Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Distribution                      Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          430   101,805,160          29.81     7.603        355     84.88     90.20       624     43.74
New York                            196    44,496,503          13.03     7.816        355     84.79     88.68       637     43.24
Florida                             274    36,395,833          10.66     8.072        353     85.82     88.55       612     41.25
New Jersey                          127    24,527,705           7.18     8.425        355     85.45     87.14       620     42.20
Maryland                            109    14,945,603           4.38     8.119        355     86.26     87.01       602     43.81
Virginia                             74    14,248,278           4.17     7.892        355     83.56     89.75       625     41.19
Massachusetts                        80    14,191,040           4.16     8.099        356     85.55     88.41       624     44.02
Illinois                            113    10,862,867           3.18     8.448        352     89.06     91.52       614     39.78
Georgia                             113     7,313,576           2.14     8.976        346     90.10     93.47       595     37.15
Hawaii                               33     7,137,502           2.09     7.510        357     85.34     96.14       657     40.57
Connecticut                          44     5,959,357           1.74     7.939        353     84.58     86.37       625     45.76
Other                               694    59,647,987          17.46     8.445        350     86.77     90.80       604     41.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 42



15. Occupancy

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                               Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Occupancy                         Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                           2,087   304,561,498          89.18     8.001        354     85.88     90.18       618     42.51
Investment                          181    31,829,576           9.32     7.958        354     84.23     86.23       638     42.17
Second Home                          19     5,140,336           1.51     8.350        354     78.74     79.27       597     43.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Property                       Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                             Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           1,872   266,410,300          78.00     8.054        353     85.50     89.35       614     42.25
2-4 Family                          228    50,152,632          14.68     7.747        355     85.54     91.04       640     44.39
Condo                               186    24,841,144           7.27     7.947        354     87.08     90.08       639     41.17
Modular                               1       127,335           0.04    10.150        357     75.00     75.00       517     49.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Loan                           Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Purpose                           Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                 894   172,779,734          50.59     7.753        355     82.49     84.72       598     42.91
Purchase                          1,386   167,085,807          48.92     8.261        352     88.89     94.79       642     42.01
Refinance - Rate Term                 7     1,665,869           0.49     7.881        352     81.63     86.01       577     46.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Documentation                  Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Level                             Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                1,668   228,809,766          67.00     7.830        353     86.12     89.91       611     42.47
Stated Documentation                591   105,622,588          30.93     8.385        355     84.12     88.92       640     42.87
Easy Documentation                   28     7,099,057           2.08     7.869        355     91.63     92.05       612     37.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------



19. Original Prepayment Penalty Term (months)

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
Original                                    Aggregate      Aggregate   Average    Average   Average   Average
Prepayment                    Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Penalty                        Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Term (months)                     Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   634    73,763,855          21.60     8.596        351     87.91     90.64       629     42.04
12                                  260    50,666,570          14.84     8.035        355     85.66     89.68       629     42.60
24                                1,211   189,145,314          55.38     7.827        354     85.06     89.90       616     42.48
36                                  182    27,955,670           8.19     7.561        354     83.29     85.29       600     43.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23



20. Lien Position

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Lien                           Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
------------------------------------------------------------------------------------------------------------------------------------
Position                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
1st Lien                          1,046   277,664,925          81.30     7.531        357     82.47     87.42       612     42.48
2nd Lien                          1,241    63,866,485          18.70    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------



21. FICO Score

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
FICO                           Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Score                             Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
500 - 500                             2       381,592           0.11     7.532        357     62.67     62.67       500     43.23
501 - 520                            85    17,659,789           5.17     8.993        357     75.08     75.64       512     44.12
521 - 540                           121    27,620,129           8.09     8.337        357     80.05     81.01       532     43.81
541 - 560                           147    20,830,305           6.10     8.206        352     80.20     81.76       550     43.34
561 - 580                           189    19,481,319           5.70     8.302        346     80.95     84.34       571     41.95
581 - 600                           301    37,568,320          11.00     7.961        352     85.26     90.01       591     43.04
601 - 620                           290    50,609,744          14.82     7.629        355     85.62     89.49       610     40.96
621 - 640                           346    46,829,120          13.71     8.077        352     88.34     92.70       631     41.90
641 - 660                           277    37,227,691          10.90     7.854        354     89.20     92.75       650     42.34
661 - 680                           226    32,900,865           9.63     7.995        355     90.46     96.07       670     42.96
681 - 700                           113    16,056,340           4.70     7.972        356     88.52     95.20       689     42.51
701 - 720                            88    16,716,217           4.89     7.326        354     87.06     94.86       710     42.48
721 - 740                            36     5,615,037           1.64     7.991        351     93.24     96.29       731     40.72
741 - 760                            39     7,256,817           2.12     8.020        356     88.59     97.09       748     42.86
761 - 780                            16     2,905,966           0.85     7.622        355     87.47     91.55       770     42.14
781 - 800                             8     1,219,215           0.36     7.452        354     87.74    100.00       787     45.45
801 >=                                3       652,944           0.19     7.348        357     90.72     95.36       808     52.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,287   341,531,410         100.00     8.002        354     85.62     89.65       620     42.49
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 817
Weighted Average: 620


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
CLTV >= 90







1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 2,245
Aggregate Principal Balance ($): 289,090,900
Weighted Average Current Mortgage Rate (%): 8.107
Non-Zero Weighted Average Margin (%): 6.639
Non-Zero Weighted Average Maximum Rate (%): 13.634
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 356
Weighted Average Stated Remaining Term (months): 353
Weighted Average Combined Original LTV (%): 93.27
Weighted Average Combined Effective Original LTV (%): 76.67
% First Liens: 78.13
% Owner Occupied: 86.58
% Purchase: 60.57
% Full Documentation: 75.24
Non-Zero Weighted Average FICO Score: 632



2. Product Types

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Product                        Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                             Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                       15       116,471           0.04    12.034         57     94.13     94.13       577     43.39
Fixed - 10 Year                     147     1,440,814           0.50    11.848        117     95.64     95.64       588     40.77
Fixed - 15 Year                      96     2,137,639           0.74    10.967        177     96.95     96.95       625     40.40
Fixed - 20 Year                      90     2,736,308           0.95     9.873        237     98.29     98.29       629     41.03
Fixed - 25 Year                       1       326,724           0.11     6.475        296     90.00     90.00       725     54.48
Fixed - 30 Year                     956    75,577,887          26.14     9.318        357     97.50     97.90       654     42.48
ARM - 2 Year/6 Month LIBOR          811   171,758,622          59.41     7.658        357     91.47     93.72       623     42.53
ARM - 2 Year/6 Month
LIBOR/5 Year Interest Only           91    25,695,467           8.89     7.185        357     92.72     96.13       635     44.21
ARM - 3 Year/6 Month LIBOR           26     5,668,140           1.96     7.506        357     91.22     92.29       627     41.90
ARM - 3 Year/6 Month
LIBOR/5 Year Interest Only            4       837,874           0.29     7.030        356     92.10     95.89       635     37.44
ARM - 5 Year/6 Month LIBOR            8     2,794,953           0.97     7.103        357     90.69     92.80       640     40.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross Interest Rates (%)

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                    Aggregate      Aggregate   Average    Average   Average   Average
Gross                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Interest                       Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                         Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                       9     2,922,042           1.01     5.855        357     90.50     92.29       645     45.63
6.000% - 6.999%                     178    55,016,597          19.03     6.664        356     90.86     92.82       645     44.52
7.000% - 7.999%                     468   105,704,341          36.56     7.559        356     91.32     93.87       626     42.38
8.000% - 8.999%                     445    65,663,941          22.71     8.432        356     93.26     95.19       621     41.10
9.000% - 9.999%                     436    30,203,646          10.45     9.518        353     99.10     99.38       667     42.95
10.000% - 10.999%                   367    19,913,435           6.89    10.504        341     99.42     99.46       629     42.63
11.000% - 11.999%                   219     8,180,331           2.83    11.264        322     99.06     99.06       608     42.32
12.000% - 12.999%                   116     1,405,301           0.49    12.273        157     95.24     95.24       602     39.47
13.000% - 13.999%                     7        81,266           0.03    13.230        147     92.18     92.18       633     44.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.600%
Maximum: 13.250%
Weighted Average: 8.107%



4. Range of Cut-off Date Principal Balances ($)

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                    Aggregate      Aggregate   Average    Average   Average   Average
Cut-off                       Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Date Principal                 Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Balances ($)                      Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                        315     4,356,954           1.51    11.196        183     97.24     97.24       612     40.46
$25,001 - $50,000                   411    14,906,722           5.16    10.007        347     99.64     99.64       647     42.02
$50,001 - $75,000                   293    18,055,868           6.25     9.742        354     97.88     98.59       646     41.93
$75,001 - $100,000                  220    19,086,413           6.60     9.183        354     96.42     97.34       634     42.35
$100,001 - $125,000                 223    24,887,087           8.61     8.607        356     93.83     97.00       626     42.26
$125,001 - $150,000                 147    20,170,943           6.98     8.568        356     93.46     95.79       621     40.51
$150,001 - $175,000                 115    18,604,482           6.44     8.014        357     92.42     94.77       625     42.20
$175,001 - $200,000                  81    14,991,896           5.19     8.037        357     92.48     95.07       639     42.21
$200,001 - $225,000                  72    15,401,898           5.33     7.434        357     91.37     94.36       628     41.12
$225,001 - $250,000                  41     9,674,624           3.35     7.578        357     92.05     94.39       629     41.14
$250,001 - $275,000                  38     9,969,631           3.45     7.414        357     92.09     94.99       624     44.91
$275,001 - $300,000                  31     8,921,216           3.09     7.331        357     92.18     94.28       624     43.70
$300,001 - $325,000                  46    14,432,484           4.99     7.467        357     91.40     93.13       622     41.62
$325,001 - $350,000                  40    13,422,180           4.64     7.262        355     91.62     93.50       631     43.79
$350,001 - $375,000                  23     8,342,259           2.89     7.313        352     92.16     94.57       623     42.63
$375,001 - $400,000                  19     7,294,711           2.52     7.235        357     92.91     95.01       646     42.87
$400,001 - $425,000                  14     5,748,884           1.99     7.462        357     91.09     92.86       639     42.87
$425,001 - $450,000                  26    11,467,027           3.97     7.279        357     91.13     92.10       634     45.58
$450,001 - $475,000                  14     6,473,419           2.24     7.204        357     91.41     94.62       641     44.66
$475,001 - $500,000                  16     7,776,485           2.69     7.371        357     91.37     93.23       646     44.18
$500,001 - $750,000                  60    35,105,715          12.14     7.444        357     91.63     92.24       638     43.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $736,280
Average: $128,771



5. Original Terms (month)

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
Original                      Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                           Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
60                                   15       116,471           0.04    12.034         57     94.13     94.13       577     43.39
120                                 147     1,440,814           0.50    11.848        117     95.64     95.64       588     40.77
180                                  96     2,137,639           0.74    10.967        177     96.95     96.95       625     40.40
240                                  90     2,736,308           0.95     9.873        237     98.29     98.29       629     41.03
300                                   1       326,724           0.11     6.475        296     90.00     90.00       725     54.48
359                                   1       168,300           0.06     6.650        354     90.00     90.00       706     37.46
360                               1,895   282,164,644          97.60     8.050        357     93.19     95.03       633     42.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 356



6. Range of Remaining Terms (month)

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                    Aggregate      Aggregate   Average    Average   Average   Average
Remaining                     Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                           Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Jan-60                               15       116,471           0.04    12.034         57     94.13     94.13       577     43.39
61 - 120                            147     1,440,814           0.50    11.848        117     95.64     95.64       588     40.77
121 - 180                            96     2,137,639           0.74    10.967        177     96.95     96.95       625     40.40
181 - 240                            90     2,736,308           0.95     9.873        237     98.29     98.29       629     41.03
241 - 300                             1       326,724           0.11     6.475        296     90.00     90.00       725     54.48
301 - 360                         1,896   282,332,944          97.66     8.049        357     93.19     95.02       633     42.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 353



7. Range of Combined Original LTV Ratios (%)

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                    Aggregate      Aggregate   Average    Average   Average   Average
Combined                      Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Original                       Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
LTV Ratios (%)                    Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
85.01% - 90.00%                     848   180,164,145          62.32     7.512        356     90.00     92.88       621     42.80
90.01% - 95.00%                     305    26,806,585           9.27     8.070        340     94.83     94.83       641     43.20
95.01% - 100.00%                  1,092    82,120,169          28.41     9.424        350     99.94     99.94       655     41.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 90.00%
Maximum: 100.00%
Weighted Average: 93.27%



8. Range of Gross Margins (%)

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range                                       Aggregate      Aggregate   Average    Average   Average   Average
of                            Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Gross                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Margins (%)                       Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,305    82,335,843          28.48     9.416        343     97.44     97.81       652     42.40
1.000% - 3.500%                       1       301,500           0.10     6.950        357     90.00     90.00       648     41.25
4.501% - 5.000%                       2       541,860           0.19     5.660        357     90.00     90.00       615     46.23
5.001% - 5.500%                      12     4,619,241           1.60     5.991        357     90.31     92.04       643     46.68
5.501% - 6.000%                      63    19,462,812           6.73     6.477        357     90.68     93.01       649     43.53
6.001% - 6.500%                     129    36,072,662          12.48     6.980        357     91.16     93.28       631     43.81
6.501% - 7.000%                     733   145,756,981          50.42     7.942        357     91.90     94.36       619     42.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 6.639%



9. Range of Minimum Mortgage Rates (%)

                                                       % of Mortgage
Range                                                   Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                          Aggregate      Aggregate   Average    Average   Average   Average
Minimum                       Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                       Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                         Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,305    82,335,843          28.48     9.416        343     97.44     97.81       652     42.40
5.501% - 6.000%                      10     3,457,542           1.20     5.877        356     90.42     91.93       645     45.55
6.001% - 6.500%                      46    15,443,602           5.34     6.365        357     90.83     92.86       652     44.95
6.501% - 7.000%                     112    32,667,235          11.30     6.848        357     90.88     92.96       632     43.54
7.001% - 7.500%                     174    43,003,268          14.88     7.315        357     91.13     93.77       629     42.69
7.501% - 8.000%                     267    56,100,692          19.41     7.786        357     91.77     94.31       621     42.61
8.001% - 8.500%                     183    37,094,491          12.83     8.261        357     92.06     94.42       610     41.45
8.501% - 9.000%                     111    15,866,383           5.49     8.747        357     93.17     95.25       614     41.10
9.001% - 9.500%                      23     2,248,920           0.78     9.271        357     95.21     96.80       627     43.21
9.501% - 10.000%                     12       767,855           0.27     9.701        357     94.48     99.18       613     40.13
10.001% - 10.500%                     2       105,069           0.04    10.326        357     95.04     95.04       607     37.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.600%
Maximum: 10.450%
Non-Zero Weighted Average: 7.585%



10. Range of Maximum Mortgage Rates (%)

                                                       % of Mortgage
Range                                                   Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                          Aggregate      Aggregate   Average    Average   Average   Average
Maximum                       Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                       Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                         Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,305    82,335,843          28.48     9.416        343     97.44     97.81       652     42.40
11.501% - 12.000%                     9     2,922,042           1.01     5.855        357     90.50     92.29       645     45.63
12.001% - 12.500%                    44    14,741,273           5.10     6.369        357     90.87     92.82       651     45.81
12.501% - 13.000%                   105    31,171,292          10.78     6.842        357     90.92     93.03       632     43.45
13.001% - 13.500%                   169    41,336,440          14.30     7.300        357     91.02     93.81       631     42.53
13.501% - 14.000%                   265    55,946,463          19.35     7.748        357     91.70     94.21       622     42.66
14.001% - 14.500%                   183    37,506,119          12.97     8.195        357     91.94     94.27       608     41.11
14.501% - 15.000%                   119    17,757,322           6.14     8.623        357     92.96     95.07       612     41.47
15.001% - 15.500%                    30     4,206,449           1.46     8.837        356     95.20     96.21       638     45.06
15.501% - 16.000%                    14     1,062,589           0.37     9.468        357     94.79     98.19       614     39.83
16.001% - 16.500%                     2       105,069           0.04    10.326        357     95.04     95.04       607     37.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.600%
Maximum: 16.450%
Non-Zero Weighted Average: 13.634%




11. Initial Cap (%)

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                               Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Initial Cap (%)                   Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,305    82,335,843          28.48     9.416        343     97.44     97.81       652     42.40
2.00%                               904   196,974,984          68.14     7.595        357     91.58     94.00       624     42.66
3.00%                                36     9,780,073           3.38     7.389        355     92.26     93.35       631     42.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.047%



12. Periodic Cap (%)

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Periodic                       Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Cap (%)                           Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,305    82,335,843          28.48     9.416        343     97.44     97.81       652     42.40
1.50%                               940   206,755,057          71.52     7.585        357     91.61     93.97       625     42.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%



13. Next Rate Adjustment Date

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
Next                                        Aggregate      Aggregate   Average    Average   Average   Average
Rate                          Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Adjustment                     Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Date                              Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,305    82,335,843          28.48     9.416        343     97.44     97.81       652     42.40
Feb-07                                1       254,517           0.09     6.250        352     90.00    100.00       689     35.14
Apr-07                                3       729,384           0.25     8.280        354     99.01     99.93       685     44.66
May-07                               24     7,022,351           2.43     7.210        355     91.51     92.23       619     42.76
Jun-07                               79    17,123,251           5.92     7.627        356     92.35     94.37       624     43.55
Jul-07                              795   172,324,585          59.61     7.609        357     91.54     94.04       624     42.67
May-08                                2       396,732           0.14     7.226        355     90.00     95.76       702     40.10
Jun-08                                3       773,205           0.27     7.074        356     90.00     90.00       620     40.45
Jul-08                               25     5,336,077           1.85     7.515        357     91.62     92.93       624     41.55
Jul-10                                8     2,794,953           0.97     7.103        357     90.69     92.80       640     40.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-22



14. Geographical Distribution

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Geographical                   Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Distribution                      Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          356    64,260,061          22.23     8.037        354     93.76     94.47       631     44.66
Florida                             289    35,606,609          12.32     8.045        353     93.05     94.88       635     40.97
New York                            157    29,508,818          10.21     8.057        354     93.63     95.12       649     43.47
New Jersey                          122    24,799,685           8.58     8.002        355     93.24     95.10       651     40.94
Maryland                            105    14,708,708           5.09     7.937        355     93.13     94.80       632     42.54
Illinois                            138    14,041,622           4.86     8.187        353     93.54     94.98       626     43.03
Georgia                             160    13,135,203           4.54     8.230        351     92.73     97.02       621     41.51
Massachusetts                        69     9,425,053           3.26     8.246        355     94.58     95.31       635     44.49
Virginia                             62     9,040,736           3.13     7.801        354     92.52     94.33       624     43.73
Arizona                              49     6,288,823           2.18     7.978        344     92.97     94.27       631     42.33
Texas                                71     5,860,411           2.03     8.489        343     92.21     96.55       602     43.10
Other                               667    62,415,172          21.59     8.274        352     92.87     95.43       625     41.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 44



15. Occupancy

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                               Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Occupancy                         Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                           2,017   250,302,755          86.58     8.191        353     93.75     95.39       626     42.66
Investment                          210    35,519,580          12.29     7.598        355     90.03     92.83       671     42.42
Second Home                          18     3,268,565           1.13     7.148        352     91.78     94.96       700     39.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Property                       Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                             Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           1,860   229,969,898          79.55     8.144        353     93.36     95.12       629     42.28
2-4 Family                          209    38,587,901          13.35     7.895        354     92.68     94.77       652     44.06
Condo                               176    20,533,100           7.10     8.088        354     93.36     95.04       638     43.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Loan                           Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Purpose                           Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                          1,572   175,111,751          60.57     8.400        352     93.87     96.16       636     42.43
Refinance - Cashout                 662   111,705,120          38.64     7.654        354     92.40     93.38       627     42.75
Refinance - Rate Term                11     2,274,029           0.79     7.737        353     90.06     93.73       612     47.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Documentation                  Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Level                             Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                1,761   217,503,770          75.24     7.953        352     92.63     94.98       623     42.50
Stated Documentation                456    64,235,777          22.22     8.663        354     95.21     95.28       663     43.59
Easy Documentation                   28     7,351,353           2.54     7.797        356     95.23     95.76       634     36.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------



19. Original Prepayment Penalty Term (months)

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
Original                                    Aggregate      Aggregate   Average    Average   Average   Average
Prepayment                    Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Penalty                        Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Term (months)                     Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   667    77,258,477          26.72     8.372        352     93.77     95.56       639     41.62
12                                  254    38,855,712          13.44     8.134        354     93.24     95.08       645     43.78
24                                1,167   150,091,143          51.92     8.052        354     93.20     95.03       626     42.79
36                                  157    22,885,568           7.92     7.522        351     92.12     93.58       629     42.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23



20. Lien Position

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Lien                           Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Position                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                          1,018   225,861,565          78.13     7.564        356     91.55     93.84       627     42.59
2nd Lien                          1,227    63,229,335          21.87    10.046        341     99.44     99.44       651     42.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------



21. FICO Score

                                                       % of Mortgage
                                                        Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                            Aggregate      Aggregate   Average    Average   Average   Average
                              Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
FICO                           Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Score                             Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
521 - 540                             4       850,749           0.29     6.819        357     90.00     90.00       530     44.89
541 - 560                           158    21,726,887           7.52     7.927        352     90.22     92.87       554     43.77
561 - 580                           245    29,927,088          10.35     8.051        350     90.38     93.84       571     42.83
581 - 600                           284    30,933,023          10.70     8.389        351     93.10     95.64       591     42.87
601 - 620                           296    47,022,211          16.27     7.937        354     92.29     94.05       610     42.34
621 - 640                           365    41,785,581          14.45     8.443        351     94.06     95.33       631     43.24
641 - 660                           300    38,130,090          13.19     7.969        354     94.18     95.47       651     41.74
661 - 680                           243    29,641,540          10.25     8.306        355     96.03     96.62       669     42.12
681 - 700                           127    15,055,105           5.21     8.138        355     94.97     96.38       689     41.95
701 - 720                           103    15,257,431           5.28     7.790        354     94.13     96.15       710     41.74
721 - 740                            43     6,941,521           2.40     7.867        352     94.77     95.53       730     43.31
741 - 760                            41     5,817,180           2.01     8.323        356     95.30     96.10       749     43.58
761 - 780                            21     3,633,991           1.26     7.496        355     93.04     95.12       768     41.81
781 - 800                            11     1,557,466           0.54     7.338        355     93.03     95.73       787     40.49
801 >=                                4       811,038           0.28     7.270        357     90.58     94.31       809     49.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,245   289,090,900         100.00     8.107        353     93.27     95.07       632     42.59
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 526
Maximum: 817
Weighted Average: 632


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR5 Preliminary Collateral Analysis
All records
5,723 records
Balance: 1,162,489,625


3. Product Types

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
                                                                   Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
                                                      Number         Cut-off       Cut-off   Average    Average   Average    Average
                                                          of            Date          Date     Gross  Remaining  Combined   Combined
Product                                             Mortgage       Principal     Principal  Interest       Term  Original  Effective
Types                                                  Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                                            15         116,471          0.01    12.034         57     94.13      94.13
Fixed - 10 Year                                          151       1,488,153          0.13    11.891        117     95.32      95.32
Fixed - 15 Year                                          109       3,165,536          0.27     9.873        177     84.60      82.52
Fixed - 20 Year                                           98       3,832,243          0.33     9.066        237     89.92      82.92
Fixed - 25 Year                                            2         728,910          0.06     6.627        297     87.24      73.45
Fixed - 30 Year                                        1,317     158,129,040         13.60     8.164        357     86.84      75.75
ARM - 2 Year/6 Month LIBOR                             2,988     692,863,778         59.60     7.424        357     81.36      65.26
ARM - 2 Year/6 Month LIBOR/5 Year Interest Only          885     260,521,716         22.41     6.501        357     81.49      67.36
ARM - 3 Year/6 Month LIBOR                                86      19,105,929          1.64     7.181        357     83.25      63.65
ARM - 3 Year/6 Month LIBOR/5 Year Interest Only           42      11,974,003          1.03     6.392        357     79.73      66.55
ARM - 5 Year/6 Month LIBOR                                30      10,563,846          0.91     6.813        357     81.44      66.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------



4. Range of Gross Interest Rates (%)

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
                                                                   Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
Range of                                              Number         Cut-off       Cut-off   Average    Average   Average    Average
Gross                                                     of            Date          Date     Gross  Remaining  Combined   Combined
Interest                                            Mortgage       Principal     Principal  Interest       Term  Original  Effective
Rates (%)                                              Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                                          312     103,955,381          8.94     5.778        357     79.42      64.32
6.000% - 6.999%                                        1,562     446,289,857         38.39     6.575        356     80.60      63.89
7.000% - 7.999%                                        1,575     366,281,379         31.51     7.519        356     82.23      65.25
8.000% - 8.999%                                          938     159,699,006         13.74     8.425        357     83.68      71.34
9.000% - 9.999%                                          563      48,210,961          4.15     9.488        354     90.25      88.06
10.000% - 10.999%                                        407      25,947,322          2.23    10.521        345     92.47      92.28
11.000% - 11.999%                                        234      10,179,541          0.88    11.328        328     92.83      92.83
12.000% - 12.999%                                        122       1,817,567          0.16    12.308        197     86.62      86.62
13.000% - 13.999%                                         10         108,610          0.01    13.313        139     90.70      90.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 13.750%
Weighted Average: 7.315%



5. Range of Cut-off Date Principal Balances ($)

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
                                                                   Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
Range of                                              Number         Cut-off       Cut-off   Average    Average   Average    Average
Cut-off                                                   of            Date          Date     Gross  Remaining  Combined   Combined
Date Principal                                      Mortgage       Principal     Principal  Interest       Term  Original  Effective
Balances ($)                                           Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                                             323       4,484,717          0.39    11.211        183     96.97      96.97
$25,001 - $50,000                                        415      15,082,586          1.30     9.991        346     99.22      99.14
$50,001 - $75,000                                        412      25,463,623          2.19     9.479        353     90.91      88.51
$75,001 - $100,000                                       463      40,545,216          3.49     8.507        355     85.53      76.57
$100,001 - $125,000                                      547      61,403,999          5.28     8.021        356     84.14      69.08
$125,001 - $150,000                                      442      60,763,452          5.23     7.853        356     82.64      66.44
$150,001 - $175,000                                      423      68,320,033          5.88     7.501        356     81.89      64.66
$175,001 - $200,000                                      402      75,364,718          6.48     7.334        356     80.46      63.66
$200,001 - $225,000                                      328      70,096,873          6.03     7.162        357     81.09      63.17
$225,001 - $250,000                                      251      59,705,013          5.14     7.238        356     79.81      63.42
$250,001 - $275,000                                      224      58,758,689          5.05     7.104        356     81.23      63.99
$275,001 - $300,000                                      211      60,789,904          5.23     6.971        357     80.18      63.69
$300,001 - $325,000                                      198      61,997,280          5.33     7.094        357     82.50      64.01
$325,001 - $350,000                                      176      59,309,439          5.10     6.982        357     81.98      64.65
$350,001 - $375,000                                      133      48,073,422          4.14     6.900        356     80.94      63.59
$375,001 - $400,000                                      119      46,212,006          3.98     6.899        357     80.84      65.07
$400,001 - $425,000                                       93      38,432,447          3.31     7.071        356     81.52      65.80
$425,001 - $450,000                                      114      50,100,821          4.31     6.855        357     82.38      65.20
$450,001 - $475,000                                       74      34,313,897          2.95     6.893        357     82.44      66.25
$475,001 - $500,000                                       65      31,624,739          2.72     6.878        357     82.52      65.95
$500,001 - $750,000                                      301     183,897,755         15.82     6.994        357     81.62      70.66
$750,001 - $1,000,000                                      9       7,748,995          0.67     6.002        357     77.59      77.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $997,139
Average: $203,126



6. Original Terms (months)

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
                                                                   Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
Original                                              Number         Cut-off       Cut-off   Average    Average   Average    Average
Terms                                                     of            Date          Date     Gross  Remaining  Combined   Combined
(months)                                            Mortgage       Principal     Principal  Interest       Term  Original  Effective
                                                       Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
60                                                        15         116,471          0.01    12.034         57     94.13      94.13
120                                                      151       1,488,153          0.13    11.891        117     95.32      95.32
180                                                      109       3,165,536          0.27     9.873        177     84.60      82.52
240                                                       98       3,832,243          0.33     9.066        237     89.92      82.92
300                                                        2         728,910          0.06     6.627        297     87.24      73.45
359                                                        6       1,861,853          0.16     6.482        355     79.45      66.31
360                                                    5,342   1,151,296,459         99.04     7.298        357     82.16      67.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 359



7. Range of Remaining Terms (months)

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
                                                                   Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
Range of                                              Number         Cut-off       Cut-off   Average    Average   Average    Average
Remaining                                                 of            Date          Date     Gross  Remaining  Combined   Combined
Terms                                               Mortgage       Principal     Principal  Interest       Term  Original  Effective
(months)                                               Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1 - 60                                                    15         116,471          0.01    12.034         57     94.13      94.13
61 - 120                                                 151       1,488,153          0.13    11.891        117     95.32      95.32
121 - 180                                                109       3,165,536          0.27     9.873        177     84.60      82.52
181 - 240                                                 98       3,832,243          0.33     9.066        237     89.92      82.92
241 - 300                                                  2         728,910          0.06     6.627        297     87.24      73.45
301 - 360                                              5,348   1,153,158,312         99.20     7.297        357     82.16      67.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 356



8. Range of Combined Original LTV Ratios (%)

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
                                                                   Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
Range of                                              Number         Cut-off       Cut-off   Average    Average   Average    Average
Combined                                                  of            Date          Date     Gross  Remaining  Combined   Combined
Original                                            Mortgage       Principal     Principal  Interest       Term  Original  Effective
LTV Ratios (%)                                         Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                                            1          50,345             -    10.990        357     12.00      12.00
15.01% - 20.00%                                            1         100,732          0.01     6.650        357     19.80      19.80
20.01% - 25.00%                                            2         228,425          0.02     7.076        236     23.01      23.01
25.01% - 30.00%                                            6         624,031          0.05     8.673        357     27.76      27.76
30.01% - 35.00%                                            6       1,038,479          0.09     8.293        357     32.49      32.49
35.01% - 40.00%                                           12       1,507,742          0.13     7.800        332     37.58      37.58
40.01% - 45.00%                                           14       2,173,832          0.19     7.851        357     43.07      43.07
45.01% - 50.00%                                           22       3,238,855          0.28     7.520        357     48.05      48.05
50.01% - 55.00%                                           40       8,175,301          0.70     7.085        351     53.15      53.15
55.01% - 60.00%                                           66      14,733,185          1.27     7.495        356     58.23      58.23
60.01% - 65.00%                                          109      23,990,794          2.06     7.703        354     63.65      61.55
65.01% - 70.00%                                          151      36,301,308          3.12     7.838        357     69.05      63.99
70.01% - 75.00%                                          227      56,873,219          4.89     7.360        357     73.85      65.48
75.01% - 80.00%                                        2,189     564,695,406         48.58     6.893        357     79.85      63.70
80.01% - 85.00%                                          497     124,282,522         10.69     7.176        356     84.47      68.91
85.01% - 90.00%                                          983     215,548,694         18.54     7.439        356     89.72      66.55
90.01% - 95.00%                                          305      26,806,585          2.31     8.070        340     94.83      73.70
95.01% - 100.00%                                       1,092      82,120,169          7.06     9.424        350     99.94      99.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 82.21%



9. Range of Gross Margins (%)

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
                                                                   Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
Range                                                 Number         Cut-off       Cut-off   Average    Average   Average    Average
of                                                        of            Date          Date     Gross  Remaining  Combined   Combined
Gross                                               Mortgage       Principal     Principal  Interest       Term  Original  Effective
Margins (%)                                            Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       1,692     167,460,353         14.41     8.246        348     86.95      76.22
3.000% - 3.500%                                            1         301,500          0.03     6.950        357     90.00      60.00
4.001% - 4.500%                                            5       1,411,842          0.12     5.172        357     77.43      60.00
4.501% - 5.000%                                           82      26,351,962          2.27     5.505        357     79.16      63.64
5.001% - 5.500%                                          332     110,700,784          9.52     5.954        357     80.02      63.89
5.501% - 6.000%                                          679     196,747,495         16.92     6.444        357     80.46      64.17
6.001% - 6.500%                                          759     202,030,725         17.38     6.921        357     81.31      64.87
6.501% - 7.000%                                        2,173     457,484,963         39.35     7.964        357     82.35      67.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted
Average: 6.282%



10. Range of Minimum Mortgage Rates (%)

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
Range                                                              Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
of                                                    Number         Cut-off       Cut-off   Average    Average   Average    Average
Minimum                                                   of            Date          Date     Gross  Remaining  Combined   Combined
Mortgage                                            Mortgage       Principal     Principal  Interest       Term  Original  Effective
Rates (%)                                              Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       1,692     167,460,353         14.41     8.246        348     86.95      76.22
5.001% - 5.500%                                           51      15,786,109          1.36     5.389        357     78.73      63.31
5.501% - 6.000%                                          283      94,243,503          8.11     5.858        357     79.70      64.24
6.001% - 6.500%                                          579     176,244,126         15.16     6.343        357     80.54      63.79
6.501% - 7.000%                                          796     216,596,417         18.63     6.812        357     80.91      64.54
7.001% - 7.500%                                          677     167,678,956         14.42     7.308        357     82.07      64.99
7.501% - 8.000%                                          738     163,385,987         14.05     7.790        357     82.99      66.52
8.001% - 8.500%                                          445      91,359,148          7.86     8.268        357     83.72      69.54
8.501% - 9.000%                                          272      43,428,127          3.74     8.757        357     82.51      73.27
9.001% - 9.500%                                           83      12,041,411          1.04     9.276        357     80.09      75.42
9.501% - 10.000%                                          58       6,488,631          0.56     9.786        357     74.29      72.10
10.001% - 10.500%                                         19       2,496,455          0.21    10.048        357     72.92      69.72
10.501% - 11.000%                                         19       3,598,837          0.31    10.782        357     67.19      67.19
11.001% - 11.500%                                          3         533,880          0.05    11.310        357     68.32      68.32
11.501% - 12.000%                                          6         984,319          0.08    11.728        357     66.79      66.79
12.001% - 12.500%                                          2         163,367          0.01    12.282        357     66.99      66.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 12.300%
Non-Zero Weighted Average: 7.159%



11. Range of Maximum Mortgage Rates (%)

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
Range                                                              Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
of                                                    Number         Cut-off       Cut-off   Average    Average   Average    Average
Maximum                                                   of            Date          Date     Gross  Remaining  Combined   Combined
Mortgage                                            Mortgage       Principal     Principal  Interest       Term  Original  Effective
Rates (%)                                              Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       1,692     167,460,353         14.41     8.246        348     86.95      76.22
11.001% - 11.500%                                         50      15,572,697          1.34     5.389        357     78.64      63.35
11.501% - 12.000%                                        273      90,405,120          7.78     5.862        357     79.73      64.45
12.001% - 12.500%                                        565     170,817,680         14.69     6.344        357     80.67      63.88
12.501% - 13.000%                                        781     213,764,772         18.39     6.794        357     80.81      64.37
13.001% - 13.500%                                        676     169,162,888         14.55     7.273        357     81.85      64.84
13.501% - 14.000%                                        740     164,314,131         14.13     7.749        357     83.05      66.58
14.001% - 14.500%                                        447      91,981,060          7.91     8.225        357     83.48      69.18
14.501% - 15.000%                                        288      47,509,003          4.09     8.640        357     82.65      72.43
15.001% - 15.500%                                         97      15,761,885          1.36     9.033        357     82.16      74.87
15.501% - 16.000%                                         63       7,906,625          0.68     9.585        357     74.56      71.62
16.001% - 16.500%                                         18       2,256,184          0.19    10.217        357     73.87      71.67
16.501% - 17.000%                                         20       3,625,295          0.31    10.714        357     67.09      67.09
17.001% - 17.500%                                          4         587,691          0.05    11.213        356     68.01      68.01
17.501% - 18.000%                                          7       1,200,875          0.10    11.588        357     67.37      67.37
18.001% - 18.500%                                          2         163,367          0.01    12.282        357     66.99      66.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 18.300%
Non-Zero Weighted Average: 13.191%



12. Initial Cap (%)

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
                                                                   Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
                                                      Number         Cut-off       Cut-off   Average    Average   Average    Average
                                                          of            Date          Date     Gross  Remaining  Combined   Combined
                                                    Mortgage       Principal     Principal  Interest       Term  Original  Effective
Initial Cap (%)                                        Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       1,692     167,460,353         14.41     8.246        348     86.95      76.22
2.000%                                                 3,915     962,936,638         82.83     7.159        357     81.42      65.82
3.000%                                                   116      32,092,635          2.76     7.158        355     81.20      65.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.032%



13. Periodic Cap (%)

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
                                                                   Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
                                                      Number         Cut-off       Cut-off   Average    Average   Average    Average
                                                          of            Date          Date     Gross  Remaining  Combined   Combined
Periodic                                            Mortgage       Principal     Principal  Interest       Term  Original  Effective
Cap (%)                                                Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       1,692     167,460,353         14.41     8.246        348     86.95      76.22
1.500%                                                 4,031     995,029,272         85.59     7.159        357     81.42      65.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted
Average: 1.500%



14. Next Rate Adjustment Dates

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
                                                                   Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
Next                                                  Number         Cut-off       Cut-off   Average    Average   Average    Average
Rate                                                      of            Date          Date     Gross  Remaining  Combined   Combined
Adjustment                                          Mortgage       Principal     Principal  Interest       Term  Original  Effective
Dates                                                  Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                       1,692     167,460,353         14.41     8.246        348     86.95      76.22
Feb-07                                                     1         254,517          0.02     6.250        352     90.00      60.00
Apr-07                                                     8       2,070,181          0.18     7.373        354     88.27      74.41
May-07                                                    54      14,689,866          1.26     7.102        355     83.11      64.72
Jun-07                                                   475     122,584,963         10.55     7.143        356     80.52      66.29
Jul-07                                                 3,335     813,785,967         70.00     7.177        357     81.48      65.77
May-08                                                     3         533,532          0.05     7.258        355     87.44      60.00
Jun-08                                                    18       5,364,858          0.46     7.064        356     80.65      61.37
Jul-08                                                   107      25,181,541          2.17     6.829        357     82.05      65.59
Jun-10                                                     2         908,708          0.08     7.216        356     69.35      60.00
Jul-10                                                    28       9,655,139          0.83     6.775        357     82.57      66.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted
Average: 2007-07-19



15. Geographical Distribution

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
                                                                   Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
                                                      Number         Cut-off       Cut-off   Average    Average   Average    Average
                                                          of            Date          Date     Gross  Remaining  Combined   Combined
Geographical                                        Mortgage       Principal     Principal  Interest       Term  Original  Effective
Distribution                                           Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                                             1,115     326,912,595         28.12     6.972        356     81.45      67.48
New York                                                 490     140,698,956         12.10     7.231        356     81.48      67.61
Florida                                                  732     127,821,506         11.00     7.472        356     82.16      67.10
New Jersey                                               359      85,064,609          7.32     7.622        356     81.86      67.04
Maryland                                                 285      56,000,219          4.82     7.382        356     83.26      66.98
Illinois                                                 326      49,979,336          4.30     7.565        356     83.33      66.21
Virginia                                                 196      45,634,806          3.93     7.331        356     81.29      67.06
Massachusetts                                            194      42,259,340          3.64     7.384        356     81.47      68.24
Georgia                                                  282      33,653,125          2.89     7.692        354     84.47      66.17
Arizona                                                  127      22,569,194          1.94     7.422        352     82.48      67.20
Hawaii                                                    78      22,566,522          1.94     6.865        357     82.04      67.97
Other                                                  1,539     209,329,417         18.01     7.568        355     83.49      67.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------
Number of States
Represented: 45



16. Occupancy

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
                                                                   Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
                                                      Number         Cut-off       Cut-off   Average    Average   Average    Average
                                                          of            Date          Date     Gross  Remaining  Combined   Combined
                                                    Mortgage       Principal     Principal  Interest       Term  Original  Effective
Occupancy                                              Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                5,251   1,073,437,580         92.34     7.283        356     82.14      67.12
Investment                                               417      74,734,507          6.43     7.746        356     83.88      70.09
Second Home                                               55      14,317,538          1.23     7.503        356     79.24      66.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------



17. Property Types

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
                                                                   Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
                                                      Number         Cut-off       Cut-off   Average    Average   Average    Average
                                                          of            Date          Date     Gross  Remaining  Combined   Combined
Property                                            Mortgage       Principal     Principal  Interest       Term  Original  Effective
Types                                                  Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                4,739     943,333,738         81.15     7.321        356     82.17      67.01
2-4 Family                                               552     143,183,908         12.32     7.268        355     82.01      68.56
Condo                                                    431      75,844,644          6.52     7.332        356     83.15      68.66
Modular                                                    1         127,335          0.01    10.150        357     75.00      75.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------



18. Loan Purpose

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
                                                                   Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
                                                      Number         Cut-off       Cut-off   Average    Average   Average    Average
                                                          of            Date          Date     Gross  Remaining  Combined   Combined
Loan                                                Mortgage       Principal     Principal  Interest       Term  Original  Effective
Purpose                                                Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                                               3,353     630,382,878         54.23     7.314        356     83.74      67.60
Refinance - Cashout                                    2,339     524,864,452         45.15     7.318        356     80.43      67.00
Refinance - Rate Term                                     31       7,242,294          0.62     7.259        356     78.71      63.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------



19. Documentation Level

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
                                                                   Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
                                                      Number         Cut-off       Cut-off   Average    Average   Average    Average
                                                          of            Date          Date     Gross  Remaining  Combined   Combined
Documentation                                       Mortgage       Principal     Principal  Interest       Term  Original  Effective
Level                                                  Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                     3,885     713,738,859         61.40     7.186        355     83.29      68.21
Stated Documentation                                   1,767     430,426,476         37.03     7.528        356     80.34      65.62
Easy Documentation                                        71      18,324,290          1.58     7.359        355     84.05      71.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------



20. Original Prepayment
Penalty Term (months)

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
                                                                   Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
Original                                              Number         Cut-off       Cut-off   Average    Average   Average    Average
Prepayment                                                of            Date          Date     Gross  Remaining  Combined   Combined
Penalty                                             Mortgage       Principal     Principal  Interest       Term  Original  Effective
Term (months)                                          Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                                      1,364     235,512,882         20.26     7.715        355     83.30      68.52
12                                                       715     174,538,294         15.01     7.395        356     81.59      67.15
24                                                     3,095     639,856,528         55.04     7.200        356     82.19      67.23
36                                                       549     112,581,922          9.68     7.013        355     81.03      65.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23



21. Lien Position

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
                                                                   Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
                                                      Number         Cut-off       Cut-off   Average    Average   Average    Average
                                                          of            Date          Date     Gross  Remaining  Combined   Combined
Lien                                                Mortgage       Principal     Principal  Interest       Term  Original  Effective
Position                                               Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                               4,482   1,098,623,140         94.51     7.156        356     81.22      65.45
2nd Lien                                               1,241      63,866,485          5.49    10.050        340     99.32      99.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------



22. FICO Score

                                                                                      % of
                                                                                  Mortgage
                                                                              Loan Pool by
                                                                   Aggregate     Aggregate  Weighted   Weighted  Weighted   Weighted
                                                      Number         Cut-off       Cut-off   Average    Average   Average    Average
                                                          of            Date          Date     Gross  Remaining  Combined   Combined
FICO                                                Mortgage       Principal     Principal  Interest       Term  Original  Effective
Score                                                  Loans     Balance ($)       Balance  Rate (%)   (months)   LTV (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
500 - 500                                                  6       1,421,432          0.12     8.400        357     67.43      59.56
501 - 520                                                176      37,198,218          3.20     8.586        357     74.37      66.55
521 - 540                                                208      44,994,121          3.87     8.166        357     76.31      71.45
541 - 560                                                373      70,131,996          6.03     7.895        355     80.43      65.59
561 - 580                                                459      79,758,628          6.86     7.761        354     82.23      64.85
581 - 600                                                677     121,170,891         10.42     7.427        355     82.25      67.50
601 - 620                                                642     133,539,977         11.49     7.271        355     83.44      69.56
621 - 640                                                907     176,238,662         15.16     7.229        355     82.46      67.31
641 - 660                                                745     156,192,760         13.44     7.013        356     83.13      66.88
661 - 680                                                592     129,230,379         11.12     7.112        356     83.48      67.60
681 - 700                                                380      83,759,108          7.21     6.912        357     82.51      65.44
701 - 720                                                247      56,034,778          4.82     6.908        356     83.57      68.07
721 - 740                                                125      30,137,921          2.59     6.983        356     83.52      65.96
741 - 760                                                 98      22,334,602          1.92     7.012        357     83.72      69.23
761 - 780                                                 55      12,572,185          1.08     6.896        354     82.44      66.27
781 - 800                                                 25       6,221,141          0.54     6.888        356     82.88      65.44
801 >=                                                     8       1,552,828          0.13     6.729        357     82.59      72.92
------------------------------------------------------------------------------------------------------------------------------------
                                                       5,723   1,162,489,625        100.00     7.315        356     82.21      67.31
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 817
Weighted Average: 630

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Radian Not Covered




1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 2,446
Aggregate Principal Balance ($): 370,503,684
Weighted Average Current Mortgage Rate (%): 7.960
Non-Zero Weighted Average Margin (%): 6.445
Non-Zero Weighted Average Maximum Rate (%): 13.555
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 357
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 82.93
Weighted Average Combined Effective Original LTV (%): 82.93
% First Liens: 82.76
% Owner Occupied: 89.25
% Purchase: 45.90
% Full Documentation: 65.21
Non-Zero Weighted Average FICO Score: 617


2. Product Types

                                                        % of Mortgage
                                                         Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                             Aggregate      Aggregate   Average    Average   Average   Average
                               Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Product                         Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                              Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                        15       116,471           0.03    12.034         57     94.13     94.13       577     43.39
Fixed - 10 Year                      151     1,488,153           0.40    11.891        117     95.32     95.32       588     40.75
Fixed - 15 Year                      105     2,677,835           0.72    10.340        177     86.62     86.62       625     39.98
Fixed - 20 Year                       92     2,673,810           0.72     9.951        237     92.85     92.85       630     40.82
Fixed - 25 Year                        1       326,724           0.09     6.475        296     90.00     90.00       725     54.48
Fixed - 30 Year                      977    75,117,423          20.27     9.423        357     93.15     93.43       647     42.55
ARM - 2 Year/6 Month LIBOR           842   194,485,281          52.49     7.903        357     78.76     80.96       596     42.52
ARM - 2 Year/6 Month LIBOR/
  5 Year Interest Only               231    83,491,452          22.53     6.658        357     82.97     93.71       636     42.23
ARM - 3 Year/6 Month LIBOR            15     3,034,639           0.82     7.920        357     83.00     84.04       621     43.33
ARM - 3 Year/6 Month LIBOR/
  5 Year Interest Only                12     4,587,800           1.24     6.825        357     77.08     83.42       648     38.27
ARM - 5 Year/6 Month LIBOR             5     2,504,096           0.68     7.018        357     86.08     86.08       654     43.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross Interest Rates (%)

                                                        % of Mortgage
                                                         Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                     Aggregate      Aggregate   Average    Average   Average   Average
Gross                          Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Interest                        Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                       60    25,839,729           6.97     5.785        357     77.37     85.41       642     40.32
6.000% - 6.999%                      254    92,644,489          25.01     6.623        356     78.72     86.24       635     42.37
7.000% - 7.999%                      347    93,843,984          25.33     7.568        357     80.49     83.84       610     42.84
8.000% - 8.999%                      485    77,572,155          20.94     8.498        356     83.35     84.88       595     42.68
9.000% - 9.999%                      528    42,879,848          11.57     9.512        354     91.55     92.34       630     42.58
10.000% - 10.999%                    406    25,617,759           6.91    10.527        345     92.70     92.95       610     42.48
11.000% - 11.999%                    234    10,179,541           2.75    11.328        328     92.83     92.89       599     41.62
12.000% - 12.999%                    122     1,817,567           0.49    12.308        197     86.62     86.62       592     36.94
13.000% - 13.999%                     10       108,610           0.03    13.313        139     90.70     90.70       618     43.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.250%
Maximum: 13.750%
Weighted Average: 7.960%



4. Range of Cut-off Date
 Principal Balances ($)

                                                        % of Mortgage
                                                         Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                     Aggregate      Aggregate   Average    Average   Average   Average
Cut-off                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Date Principal                  Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Balances ($)                       Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                         323     4,484,717           1.21    11.211        183     96.97     96.97       613     40.49
$25,001 - $50,000                    413    14,982,825           4.04    10.005        346     99.40     99.40       647     41.99
$50,001 - $75,000                    364    22,521,536           6.08     9.636        353     92.24     94.51       632     41.31
$75,001 - $100,000                   274    23,800,125           6.42     9.133        355     88.23     89.96       617     42.06
$100,001 - $125,000                  185    20,589,832           5.56     8.998        356     87.07     89.68       615     42.24
$125,001 - $150,000                  124    17,079,401           4.61     8.710        355     82.93     84.71       610     41.91
$150,001 - $175,000                  103    16,668,936           4.50     8.399        354     79.11     80.52       600     42.40
$175,001 - $200,000                   90    16,837,464           4.54     8.233        355     76.38     77.81       602     41.69
$200,001 - $225,000                   63    13,427,635           3.62     7.582        357     76.54     79.91       596     42.42
$225,001 - $250,000                   58    13,809,127           3.73     8.052        357     74.77     77.22       572     43.04
$250,001 - $275,000                   47    12,273,999           3.31     7.621        357     79.10     80.99       587     43.61
$275,001 - $300,000                   41    11,836,156           3.19     7.302        357     78.93     82.19       608     44.61
$300,001 - $325,000                   35    10,945,268           2.95     7.371        357     82.69     84.56       587     44.75
$325,001 - $350,000                   40    13,477,063           3.64     7.283        355     80.44     83.96       604     44.27
$350,001 - $375,000                   25     9,057,986           2.44     7.335        357     79.08     80.10       586     41.08
$375,001 - $400,000                   28    10,847,337           2.93     7.417        357     81.58     87.27       620     43.82
$400,001 - $425,000                   23     9,495,361           2.56     7.497        357     83.48     84.80       606     43.90
$425,001 - $450,000                   23    10,119,813           2.73     7.652        357     85.73     87.92       633     45.18
$450,001 - $475,000                   19     8,800,358           2.38     7.312        357     84.37     88.30       623     41.88
$475,001 - $500,000                   17     8,252,125           2.23     7.391        357     82.79     85.42       624     44.08
$500,001 - $750,000                  142    93,447,625          25.22     7.092        357     80.98     89.09       634     42.15
$750,001 - $1,000,000                  9     7,748,995           2.09     6.002        357     77.59     80.81       659     34.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $997,139
Average: $151,473



5. Original Terms (month)

                                                        % of Mortgage
                                                         Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                             Aggregate      Aggregate   Average    Average   Average   Average
Original                       Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                           Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
60                                    15       116,471           0.03    12.034         57     94.13     94.13       577     43.39
120                                  151     1,488,153           0.40    11.891        117     95.32     95.32       588     40.75
180                                  105     2,677,835           0.72    10.340        177     86.62     86.62       625     39.98
240                                   92     2,673,810           0.72     9.951        237     92.85     92.85       630     40.82
300                                    1       326,724           0.09     6.475        296     90.00     90.00       725     54.48
359                                    1       680,000           0.18     6.050        355     77.27     93.74       630     49.78
360                                2,081   362,540,691          97.85     7.915        357     82.78     86.55       617     42.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 357



6. Range of Remaining Terms (month)

                                                        % of Mortgage
                                                         Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                     Aggregate      Aggregate   Average    Average   Average   Average
Remaining                      Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                           Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Jan-60                                15       116,471           0.03    12.034         57     94.13     94.13       577     43.39
61 - 120                             151     1,488,153           0.40    11.891        117     95.32     95.32       588     40.75
121 - 180                            105     2,677,835           0.72    10.340        177     86.62     86.62       625     39.98
181 - 240                             92     2,673,810           0.72     9.951        237     92.85     92.85       630     40.82
241 - 300                              1       326,724           0.09     6.475        296     90.00     90.00       725     54.48
301 - 360                          2,082   363,220,691          98.03     7.912        357     82.77     86.56       617     42.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 354



7. Range of Combined Original LTV Ratios (%)

                                                        % of Mortgage
                                                         Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                     Aggregate      Aggregate   Average    Average   Average   Average
Combined                       Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Original                        Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
LTV Ratios (%)                     Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                        1        50,345           0.01    10.990        357     12.00     12.00       526     21.78
15.01% - 20.00%                        1       100,732           0.03     6.650        357     19.80     19.80       604     47.44
20.01% - 25.00%                        2       228,425           0.06     7.076        236     23.01     23.01       630     35.79
25.01% - 30.00%                        6       624,031           0.17     8.673        357     27.76     27.76       593     34.13
30.01% - 35.00%                        6     1,038,479           0.28     8.293        357     32.49     32.49       597     42.37
35.01% - 40.00%                       12     1,507,742           0.41     7.800        332     37.58     37.58       600     44.64
40.01% - 45.00%                       14     2,173,832           0.59     7.851        357     43.07     43.68       570     44.37
45.01% - 50.00%                       22     3,238,855           0.87     7.520        357     48.05     48.05       584     37.30
50.01% - 55.00%                       40     8,175,301           2.21     7.085        351     53.15     53.15       589     42.96
55.01% - 60.00%                       66    14,733,185           3.98     7.495        356     58.23     59.15       587     41.33
60.01% - 65.00%                       43     9,438,489           2.55     8.898        357     63.93     65.24       582     43.84
65.01% - 70.00%                       64    15,591,589           4.21     8.709        357     69.29     69.57       566     43.60
70.01% - 75.00%                       84    22,174,420           5.98     7.655        357     74.05     75.22       590     40.94
75.01% - 80.00%                      338   106,107,509          28.64     7.075        357     79.70     90.50       627     42.01
80.01% - 85.00%                      184    45,130,122          12.18     7.538        356     84.53     85.67       573     42.56
85.01% - 90.00%                      227    47,530,724          12.83     7.637        355     89.70     92.28       627     44.27
90.01% - 95.00%                      244    10,539,734           2.84     8.874        313     94.84     94.84       627     43.28
95.01% - 100.00%                   1,092    82,120,169          22.16     9.424        350     99.94     99.94       655     41.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 82.93%



8. Range of Gross Margins (%)

                                                        % of Mortgage
                                                         Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range                                        Aggregate      Aggregate   Average    Average   Average   Average
of                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Gross                           Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Margins (%)                        Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,341    82,400,416          22.24     9.506        342     92.96     93.21       645     42.43
4.501% - 5.000%                       15     6,073,712           1.64     5.526        357     75.79     86.18       650     41.25
5.001% - 5.500%                       55    23,315,586           6.29     5.903        357     78.47     86.91       636     41.15
5.501% - 6.000%                      107    43,175,189          11.65     6.441        357     78.98     87.90       640     40.81
6.001% - 6.500%                      147    49,209,818          13.28     6.937        357     79.98     86.77       624     43.11
6.501% - 7.000%                      781   166,328,963          44.89     8.268        357     80.74     83.01       592     42.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.510%
Maximum: 6.990%
Non-Zero Weighted Average: 6.445%



9. Range of Minimum Mortgage Rates (%)

                                                        % of Mortgage
Range                                                    Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                           Aggregate      Aggregate   Average    Average   Average   Average
Minimum                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                        Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,341    82,400,416          22.24     9.506        342     92.96     93.21       645     42.43
5.001% - 5.500%                        9     3,348,722           0.90     5.445        357     75.60     80.30       657     38.13
5.501% - 6.000%                       52    22,537,778           6.08     5.837        357     77.72     86.70       637     40.85
6.001% - 6.500%                       82    34,869,802           9.41     6.346        357     79.16     89.47       640     41.44
6.501% - 7.000%                      150    51,309,193          13.85     6.827        357     79.16     85.69       628     42.46
7.001% - 7.500%                      126    40,087,694          10.82     7.303        357     80.87     84.59       614     42.77
7.501% - 8.000%                      193    49,146,866          13.26     7.809        357     81.69     84.80       605     43.04
8.001% - 8.500%                      165    38,099,003          10.28     8.264        357     82.88     84.42       590     43.28
8.501% - 9.000%                      163    26,599,598           7.18     8.785        357     81.66     83.48       580     42.79
9.001% - 9.500%                       66     9,198,034           2.48     9.276        357     80.18     82.07       561     42.48
9.501% - 10.000%                      52     5,763,028           1.56     9.803        357     73.63     75.55       545     41.31
10.001% - 10.500%                     17     1,863,146           0.50    10.308        357     73.02     75.72       538     37.24
10.501% - 11.000%                     19     3,598,837           0.97    10.782        357     67.19     67.19       551     44.28
11.001% - 11.500%                      3       533,880           0.14    11.310        357     68.32     68.32       580     37.95
11.501% - 12.000%                      6       984,319           0.27    11.728        357     66.79     67.39       551     39.09
12.001% - 12.500%                      2       163,367           0.04    12.282        357     66.99     66.99       503     38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.250%
Maximum: 12.300%
Non-Zero Weighted Average: 7.518%



10. Range of Maximum Mortgage Rates (%)

                                                        % of Mortgage
Range                                                    Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                           Aggregate      Aggregate   Average    Average   Average   Average
Maximum                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                        Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,341    82,400,416          22.24     9.506        342     92.96     93.21       645     42.43
11.001% - 11.500%                      9     3,348,722           0.90     5.445        357     75.60     80.30       657     38.13
11.501% - 12.000%                     50    21,939,580           5.92     5.837        357     78.33     87.56       637     40.88
12.001% - 12.500%                     79    33,293,898           8.99     6.354        357     79.89     90.35       641     41.29
12.501% - 13.000%                    147    49,784,771          13.44     6.820        357     78.77     85.25       629     42.26
13.001% - 13.500%                    124    40,489,960          10.93     7.259        357     80.21     84.17       614     42.85
13.501% - 14.000%                    190    49,456,372          13.35     7.761        357     81.86     85.17       607     43.15
14.001% - 14.500%                    164    37,403,758          10.10     8.233        357     82.59     84.14       591     43.06
14.501% - 15.000%                    167    27,310,458           7.37     8.717        357     81.63     83.48       579     42.68
15.001% - 15.500%                     71    10,949,631           2.96     9.107        357     81.40     83.05       567     43.39
15.501% - 16.000%                     54     6,622,269           1.79     9.644        357     73.87     75.54       547     42.53
16.001% - 16.500%                     17     1,926,621           0.52    10.245        357     73.67     76.28       537     37.78
16.501% - 17.000%                     20     3,625,295           0.98    10.714        357     67.09     67.09       547     43.26
17.001% - 17.500%                      4       587,691           0.16    11.213        356     68.01     68.01       576     35.59
17.501% - 18.000%                      7     1,200,875           0.32    11.588        357     67.37     67.86       557     41.29
18.001% - 18.500%                      2       163,367           0.04    12.282        357     66.99     66.99       503     38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.250%
Maximum: 18.300%
Non-Zero Weighted Average: 13.555%



11. Initial Cap (%)

                                                        % of Mortgage
                                                         Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                             Aggregate      Aggregate   Average    Average   Average   Average
                               Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                                Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Initial Cap (%)                    Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,341    82,400,416          22.24     9.506        342     92.96     93.21       645     42.43
2.00%                              1,067   277,217,985          74.82     7.518        357     80.21     85.01       610     42.29
3.00%                                 38    10,885,283           2.94     7.518        356     76.15     78.60       595     44.78
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.038%



12. Periodic Cap (%)

                                                        % of Mortgage
                                                         Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                             Aggregate      Aggregate   Average    Average   Average   Average
                               Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Periodic                        Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Cap (%)                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,341    82,400,416          22.24     9.506        342     92.96     93.21       645     42.43
1.50%                              1,105   288,103,268          77.76     7.518        357     80.06     84.77       609     42.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%



13. Next Rate Adjustment Date

                                                        % of Mortgage
                                                         Loan Pool by  Weighted   Weighted  Weighted  Weighted
Next                                         Aggregate      Aggregate   Average    Average   Average   Average
Rate                           Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Adjustment                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Date                               Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,341    82,400,416          22.24     9.506        342     92.96     93.21       645     42.43
Apr-07                                 5       838,633           0.23     8.497        354     95.57     96.37       664     42.48
May-07                                14     3,885,178           1.05     7.541        355     77.85     78.43       604     42.79
Jun-07                               149    40,411,772          10.91     7.555        356     79.08     84.07       601     43.81
Jul-07                               905   232,841,150          62.84     7.521        357     80.17     84.97       609     42.19
Jun-08                                 4     1,131,099           0.31     7.891        356     66.48     78.75       647     35.14
Jul-08                                23     6,491,339           1.75     7.151        357     81.70     84.53       636     41.18
Jul-10                                 5     2,504,096           0.68     7.018        357     86.08     86.08       654     43.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-15



14. Geographical Distribution

                                                        % of Mortgage
                                                         Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                             Aggregate      Aggregate   Average    Average   Average   Average
                               Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Geographical                    Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Distribution                       Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                           479   110,492,316          29.82     7.565        355     82.14     87.06       621     43.69
New York                             211    48,471,463          13.08     7.818        354     82.10     85.68       633     43.21
Florida                              302    41,696,714          11.25     7.984        354     81.77     84.16       608     40.61
New Jersey                           144    27,020,455           7.29     8.374        353     82.17     83.69       618     41.77
Massachusetts                         89    15,878,772           4.29     8.047        354     81.94     84.51       622     44.12
Virginia                              81    15,789,340           4.26     7.858        355     80.41     85.99       620     41.20
Maryland                             112    15,415,687           4.16     8.082        354     85.36     86.09       601     43.75
Illinois                             118    11,460,835           3.09     8.403        352     87.09     89.42       612     40.21
Georgia                              115     7,778,678           2.10     8.934        346     86.70     89.86       595     37.38
Hawaii                                34     7,496,602           2.02     7.483        357     83.99     94.28       663     41.01
Connecticut                           47     6,585,953           1.78     7.900        353     81.09     82.71       618     45.64
Other                                714    62,416,870          16.85     8.407        350     85.18     89.04       604     41.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 42



15. Occupancy

                                                        % of Mortgage
                                                         Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                             Aggregate      Aggregate   Average    Average   Average   Average
                               Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                                Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Occupancy                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                            2,235   330,678,754          89.25     7.952        353     83.12     87.08       616     42.40
Investment                           190    33,876,291           9.14     7.969        354     82.26     84.14       635     42.24
Second Home                           21     5,948,640           1.61     8.341        354     76.07     76.53       595     43.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                        % of Mortgage
                                                         Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                             Aggregate      Aggregate   Average    Average   Average   Average
                               Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Property                        Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                              Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence            1,995   288,372,680          77.83     8.012        354     82.92     86.48       612     42.15
2-4 Family                           252    55,473,156          14.97     7.705        353     82.10     87.08       636     44.11
Condo                                198    26,530,513           7.16     7.915        354     84.75     87.57       635     41.43
Modular                                1       127,335           0.03    10.150        357     75.00     75.00       517     49.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                        % of Mortgage
                                                         Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                             Aggregate      Aggregate   Average    Average   Average   Average
                               Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Loan                            Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Purpose                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                1,025   198,052,282          53.45     7.710        355     78.56     80.50       597     42.68
Purchase                           1,411   170,077,750          45.90     8.253        352     88.18     93.97       641     42.02
Refinance - Rate Term                 10     2,373,652           0.64     7.844        353     71.21     74.28       575     45.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

                                                        % of Mortgage
                                                         Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                             Aggregate      Aggregate   Average    Average   Average   Average
                               Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Documentation                   Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Level                              Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                 1,750   241,612,494          65.21     7.800        353     84.25     87.84       609     42.40
Stated Documentation                 663   120,446,516          32.51     8.293        355     80.07     84.28       635     42.73
Easy Documentation                    33     8,444,674           2.28     7.787        354     85.74     86.10       610     37.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------



19. Original Prepayment Penalty Term (months)

                                                        % of Mortgage
                                                         Loan Pool by  Weighted   Weighted  Weighted  Weighted
Original                                     Aggregate      Aggregate   Average    Average   Average   Average
Prepayment                     Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Penalty                         Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Term (months)                      Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                    668    79,212,078          21.38     8.543        351     85.33     87.87       627     42.05
12                                   280    55,505,499          14.98     7.971        354     82.49     86.16       625     42.08
24                                 1,287   203,557,343          54.94     7.800        354     82.74     87.24       614     42.46
36                                   211    32,228,765           8.70     7.516        354     78.99     80.73       602     43.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23



20. Lien Position

                                                        % of Mortgage
                                                         Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                             Aggregate      Aggregate   Average    Average   Average   Average
                               Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Lien                            Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Position                           Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                           1,205   306,637,199          82.76     7.524        356     79.51     84.00       610     42.37
2nd Lien                           1,241    63,866,485          17.24    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------



21. FICO Score

                                                        % of Mortgage
                                                         Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                             Aggregate      Aggregate   Average    Average   Average   Average
                               Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
FICO                            Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Score                              Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
500 - 500                              3       508,349           0.14     8.072        357     58.77     58.77       500     45.09
501 - 520                             97    20,219,754           5.46     8.873        357     72.06     72.54       512     43.27
521 - 540                            141    30,970,164           8.36     8.286        357     76.63     77.54       531     44.03
541 - 560                            168    24,711,480           6.67     8.149        352     75.86     77.17       550     43.47
561 - 580                            207    23,260,050           6.28     8.203        347     76.63     79.47       570     41.87
581 - 600                            319    41,480,748          11.20     7.939        352     81.92     86.22       591     42.79
601 - 620                            304    52,875,554          14.27     7.596        354     84.13     87.84       610     40.98
621 - 640                            371    51,127,718          13.80     8.000        352     85.21     89.21       631     41.77
641 - 660                            289    39,296,416          10.61     7.780        354     87.35     90.71       650     41.93
661 - 680                            235    34,325,950           9.26     7.957        354     88.63     94.01       670     42.91
681 - 700                            117    16,657,523           4.50     7.906        356     87.34     93.77       689     42.35
701 - 720                             88    16,716,217           4.51     7.326        354     87.06     94.86       710     42.48
721 - 740                             39     5,884,904           1.59     7.924        351     90.50     93.42       731     40.70
741 - 760                             40     7,331,631           1.98     8.010        356     88.12     96.54       748     42.95
761 - 780                             17     3,265,067           0.88     7.548        355     84.15     87.77       770     43.00
781 - 800                              8     1,219,215           0.33     7.452        354     87.74    100.00       787     45.45
801 >=                                 3       652,944           0.18     7.348        357     90.72     95.36       808     52.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,446   370,503,684         100.00     7.960        354     82.93     86.65       617     42.40
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 817
Weighted Average: 617

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
2nd Lien







1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 1,241
Aggregate Principal Balance ($): 63,866,485
Weighted Average Current Mortgage Rate (%): 10.050
Non-Zero Weighted Average Margin (%): 0.000
Non-Zero Weighted Average Maximum Rate (%): 0.000
Non-Zero Weighted Average Months to Roll: 0
Weighted Average Stated Original Term (months): 343
Weighted Average Stated Remaining Term (months): 340
Weighted Average Combined Original LTV (%): 99.32
% First Liens: 0.00
% Owner Occupied: 99.41
% Purchase: 79.83
% Full Documentation: 63.72
Non-Zero Weighted Average FICO Score: 651


2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                       15       116,471        0.18     12.034          57      94.13      94.13        577      43.39
Fixed - 10 Year                     151     1,488,153        2.33     11.891         117      95.32      95.32        588      40.75
Fixed - 15 Year                     100     2,146,865        3.36     11.140         177      96.80      96.80        627      40.43
Fixed - 20 Year                      89     2,365,554        3.70     10.300         237      99.59      99.59        632      41.22
Fixed - 30 Year                     886    57,749,443       90.42      9.948         357      99.52      99.52        654      42.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
7.000% - 7.999%                       4       264,888        0.41      7.990         346      99.24      99.24        668      44.76
8.000% - 8.999%                     122     6,883,643       10.78      8.823         353      99.54      99.54        687      41.37
9.000% - 9.999%                     400    27,017,028       42.30      9.541         352      99.61      99.61        673      42.96
10.000% - 10.999%                   365    19,817,960       31.03     10.506         341      99.43      99.43        629      42.62
11.000% - 11.999%                   222     8,322,465       13.03     11.270         322      98.87      98.87        608      42.32
12.000% - 12.999%                   118     1,451,891        2.27     12.284         157      94.91      94.91        601      39.23
13.000% - 13.999%                    10       108,610        0.17     13.313         139      90.70      90.70        618      43.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.990%
Maximum: 13.750%
Weighted Average: 10.050%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                        323     4,484,717        7.02     11.211         183      96.97      96.97        613      40.49
$25,001 - $50,000                   412    14,933,318       23.38     10.012         347      99.61      99.61        647      41.99
$50,001 - $75,000                   235    14,422,163       22.58      9.955         354      99.40      99.40        652      42.40
$75,001 - $100,000                  124    10,690,706       16.74      9.999         353      99.48      99.48        650      43.56
$100,001 - $125,000                  72     8,013,493       12.55      9.925         355      99.71      99.71        664      44.14
$125,001 - $150,000                  43     5,821,207        9.11      9.917         352      99.62      99.62        657      40.88
$150,001 - $175,000                  17     2,748,539        4.30     10.013         357      99.50      99.50        645      44.10
$175,001 - $200,000                  15     2,752,344        4.31      9.758         357      98.74      98.74        681      42.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $194,710
Average: $51,464


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
60                                   15       116,471        0.18     12.034          57      94.13      94.13        577      43.39
120                                 151     1,488,153        2.33     11.891         117      95.32      95.32        588      40.75
180                                 100     2,146,865        3.36     11.140         177      96.80      96.80        627      40.43
240                                  89     2,365,554        3.70     10.300         237      99.59      99.59        632      41.22
360                                 886    57,749,443       90.42      9.948         357      99.52      99.52        654      42.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 343


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1 - 60                               15       116,471        0.18     12.034          57      94.13      94.13        577      43.39
61 - 120                            151     1,488,153        2.33     11.891         117      95.32      95.32        588      40.75
121 - 180                           100     2,146,865        3.36     11.140         177      96.80      96.80        627      40.43
181 - 240                            89     2,365,554        3.70     10.300         237      99.59      99.59        632      41.22
301 - 360                           886    57,749,443       90.42      9.948         357      99.52      99.52        654      42.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 340


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
80.01% - 85.00%                       5        82,438        0.13     12.310         148      85.00      85.00        608      36.48
85.01% - 90.00%                      35     1,335,894        2.09     10.532         312      89.42      89.42        659      40.74
90.01% - 95.00%                     225     4,693,470        7.35     10.877         258      94.77      94.77        624      41.89
95.01% - 100.00%                    976    57,754,684       90.43      9.969         348      99.94      99.94        653      42.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 85.00%
Maximum: 100.00%
Weighted Average: 99.32%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%

10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%

12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 0


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          239    20,233,053       31.68      9.919         349      99.41      99.41        652      43.74
New York                             99     7,616,945       11.93     10.040         345      99.12      99.12        667      44.57
Florida                             149     6,374,286        9.98     10.154         337      99.25      99.25        652      40.42
Maryland                             56     2,996,978        4.69      9.911         348      99.59      99.59        649      41.98
New Jersey                           52     2,752,235        4.31     10.077         342      98.81      98.81        653      41.23
Massachusetts                        48     2,619,450        4.10      9.878         350      99.72      99.72        654      42.90
Georgia                              85     2,592,783        4.06     10.165         325      99.69      99.69        639      40.82
Illinois                             63     2,262,825        3.54      9.891         332      99.63      99.63        667      41.92
Virginia                             32     1,959,835        3.07      9.657         345      98.48      98.48        656      42.65
Hawaii                               18     1,571,370        2.46     10.343         355      98.93      98.93        648      40.86
Colorado                             37     1,542,876        2.42     10.074         346      99.79      99.79        633      42.85
Other                               363    11,343,849       17.76     10.334         320      99.32      99.32        637      41.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 40


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                           1,212    63,491,964       99.41     10.037         341      99.36      99.36        650      42.56
Investment                           23       298,633        0.47     12.274         145      93.08      93.08        666      36.19
Second Home                           6        75,889        0.12     12.244         147      95.00      95.00        682      38.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           1,036    52,260,944       81.83     10.049         339      99.37      99.37        648      42.30
2-4 Family                          102     6,435,946       10.08     10.059         341      99.22      99.22        672      44.05
Condo                               103     5,169,595        8.09     10.051         348      99.00      99.00        654      42.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                            965    50,983,911       79.83     10.084         341      99.60      99.60        652      42.92
Refinance - Cashout                 273    12,847,532       20.12      9.910         336      98.23      98.23        644      40.92
Refinance - Rate Term                 3        35,042        0.05     12.384         117      93.63      93.63        581      53.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  913    40,698,672       63.72     10.018         335      99.28      99.28        637      41.99
Stated Documentation                325    23,126,385       36.21     10.104         350      99.43      99.43        674      43.49
Easy Documentation                    3        41,428        0.06     12.442         155      88.58      88.58        620      30.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   422    18,354,640       28.74     10.187         336      99.36      99.36        652      41.75
12                                  139     8,878,684       13.90      9.916         344      99.43      99.43        665      44.31
24                                  612    33,706,911       52.78     10.034         342      99.25      99.25        647      42.43
36                                   68     2,926,250        4.58      9.794         339      99.60      99.60        647      43.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
2nd Lien                          1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
541 - 560                            47       601,317        0.94     11.168         190      96.30      96.30        554      41.13
561 - 580                            98     1,589,106        2.49     11.721         221      94.99      94.99        573      41.68
581 - 600                           162     6,625,607       10.37     10.987         329      99.48      99.48        590      42.44
601 - 620                           125     6,025,920        9.44     10.688         340      99.46      99.46        611      41.95
621 - 640                           232    12,985,622       20.33     10.454         341      99.43      99.43        630      42.81
641 - 660                           191    10,575,943       16.56      9.614         347      99.56      99.56        651      42.67
661 - 680                           179    12,191,437       19.09      9.524         352      99.74      99.74        670      42.33
681 - 700                            84     5,175,311        8.10      9.444         353      99.38      99.38        688      42.74
701 - 720                            56     3,389,479        5.31      9.396         344      98.81      98.81        711      42.11
721 - 740                            25     1,600,496        2.51      9.494         349      99.47      99.47        729      40.63
741 - 760                            26     2,203,336        3.45      9.719         354      98.90      98.90        747      45.83
761 - 780                            10       624,771        0.98      9.422         348      99.39      99.39        769      43.38
781 - 800                             5       231,269        0.36      9.444         341     100.00     100.00        791      36.74
801 >=                                1        46,872        0.07      8.500         357     100.00     100.00        810      45.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 549
Maximum: 810
Weighted Average: 651


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Radian Covered







1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 3,277
Aggregate Principal Balance ($): 791,985,941
Weighted Average Current Mortgage Rate (%): 7.014
Non-Zero Weighted Average Margin (%): 6.216
Non-Zero Weighted Average Maximum Rate (%): 13.043
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.88
% First Liens: 100.00
% Owner Occupied: 93.78
% Purchase: 58.12
% Full Documentation: 59.61
Non-Zero Weighted Average FICO Score: 636




2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                       4       487,701        0.06      7.307         177      73.51      73.51        601      44.72
Fixed - 20 Year                       6     1,158,434        0.15      7.022         237      83.14      84.06        638      39.77
Fixed - 25 Year                       1       402,186        0.05      6.750         297      85.00      85.00        637      44.12
Fixed - 30 Year                     340    83,011,617       10.48      7.025         357      81.12      85.86        643      41.52
ARM - 2 Year/6 Month LIBOR        2,146   498,378,497       62.93      7.237         357      82.38      90.06        627      42.57
ARM - 2 Year/6 Month
 LIBOR/5 Year Interest Only         654   177,030,264       22.35      6.427         357      80.79      97.43        655      42.33
ARM - 3 Year/6 Month LIBOR           71    16,071,290        2.03      7.042         357      83.30      87.38        633      40.43
ARM - 3 Year/6 Month
 LIBOR/5 Year Interest Only          30     7,386,203        0.93      6.123         357      81.38      92.60        683      40.84
ARM - 5 Year/6 Month LIBOR           25     8,059,750        1.02      6.750         357      79.99      86.34        639      38.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                     252    78,115,652        9.86      5.776         357      80.09      92.18        667      42.49
6.000% - 6.999%                   1,308   353,645,367       44.65      6.562         356      81.09      92.43        650      42.80
7.000% - 7.999%                   1,228   272,437,395       34.40      7.502         356      82.82      90.63        624      42.13
8.000% - 8.999%                     453    82,126,850       10.37      8.356         357      83.99      87.39        587      40.79
9.000% - 9.999%                      35     5,331,113        0.67      9.299         357      79.74      80.51        552      38.98
10.000% - 10.999%                     1       329,563        0.04     10.050         357      75.00      75.00        513      43.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 10.050%
Weighted Average: 7.014%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                     2        99,761        0.01      7.950         357      73.33      73.33        654      36.61
$50,001 - $75,000                    48     2,942,088        0.37      8.276         355      80.72      82.49        644      39.57
$75,001 - $100,000                  189    16,745,091        2.11      7.617         355      81.70      89.75        623      38.17
$100,001 - $125,000                 362    40,814,168        5.15      7.528         356      82.67      92.55        623      40.69
$125,001 - $150,000                 318    43,684,051        5.52      7.518         357      82.52      92.25        622      40.50
$150,001 - $175,000                 320    51,651,097        6.52      7.212         357      82.79      91.66        628      41.47
$175,001 - $200,000                 312    58,527,254        7.39      7.076         356      81.63      92.07        636      41.22
$200,001 - $225,000                 265    56,669,238        7.16      7.063         357      82.17      90.65        629      41.54
$225,001 - $250,000                 193    45,895,886        5.80      6.993         356      81.33      90.25        635      42.56
$250,001 - $275,000                 177    46,484,691        5.87      6.968         356      81.79      91.41        634      41.90
$275,001 - $300,000                 170    48,953,748        6.18      6.891         357      80.48      89.73        632      42.60
$300,001 - $325,000                 163    51,052,012        6.45      7.035         357      82.46      91.16        629      42.71
$325,001 - $350,000                 136    45,832,377        5.79      6.894         357      82.43      90.93        633      42.34
$350,001 - $375,000                 108    39,015,436        4.93      6.799         356      81.38      90.99        642      44.82
$375,001 - $400,000                  91    35,364,669        4.47      6.740         357      80.61      90.18        651      41.90
$400,001 - $425,000                  70    28,937,086        3.65      6.931         356      80.87      91.10        639      43.90
$425,001 - $450,000                  91    39,981,007        5.05      6.653         357      81.54      91.02        655      43.88
$450,001 - $475,000                  55    25,513,539        3.22      6.748         357      81.78      92.66        646      46.17
$475,001 - $500,000                  48    23,372,614        2.95      6.696         357      82.42      90.41        645      42.74
$500,001 - $750,000                 159    90,450,129       11.42      6.893         357      82.28      91.70        644      42.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $49,863
Maximum: $698,265
Average: $241,680


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
180                                   4       487,701        0.06      7.307         177      73.51      73.51        601      44.72
240                                   6     1,158,434        0.15      7.022         237      83.14      84.06        638      39.77
300                                   1       402,186        0.05      6.750         297      85.00      85.00        637      44.12
359                                   5     1,181,853        0.15      6.731         355      80.71      80.71        630      47.21
360                               3,261   788,755,768       99.59      7.014         357      81.88      91.22        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                             4       487,701        0.06      7.307         177      73.51      73.51        601      44.72
181 - 240                             6     1,158,434        0.15      7.022         237      83.14      84.06        638      39.77
241 - 300                             1       402,186        0.05      6.750         297      85.00      85.00        637      44.12
301 - 360                         3,266   789,937,621       99.74      7.014         357      81.88      91.20        636      42.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 176
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
60.01% - 65.00%                      66    14,552,305        1.84      6.927         352      63.46      63.46        613      41.98
65.01% - 70.00%                      87    20,709,719        2.61      7.183         357      68.86      69.01        590      40.91
70.01% - 75.00%                     143    34,698,799        4.38      7.172         357      73.72      74.69        599      42.20
75.01% - 80.00%                   1,851   458,587,896       57.90      6.850         357      79.89      94.64        649      42.34
80.01% - 85.00%                     313    79,152,400        9.99      6.970         356      84.43      86.29        622      42.21
85.01% - 90.00%                     756   168,017,970       21.21      7.382         356      89.73      92.21        620      42.39
90.01% - 95.00%                      61    16,266,852        2.05      7.549         357      94.83      94.83        650      43.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60.65%
Maximum: 95.00%
Weighted Average: 81.88%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    351    85,059,937       10.74      7.025         354      81.12      85.76        642      41.53
1.000% - 3.500%                       1       301,500        0.04      6.950         357      90.00      90.00        648      41.25
4.001% - 4.500%                       5     1,411,842        0.18      5.172         357      77.43      89.42        700      41.20
4.501% - 5.000%                      67    20,278,250        2.56      5.499         357      80.16      92.49        669      43.85
5.001% - 5.500%                     277    87,385,198       11.03      5.967         357      80.43      94.00        662      42.61
5.501% - 6.000%                     572   153,572,306       19.39      6.444         357      80.88      93.32        654      42.86
6.001% - 6.500%                     612   152,820,908       19.30      6.916         357      81.74      92.67        641      42.12
6.501% - 7.000%                   1,392   291,156,000       36.76      7.790         357      83.26      89.92        611      42.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 6.216%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    351    85,059,937       10.74      7.025         354      81.12      85.76        642      41.53
5.001% - 5.500%                      42    12,437,387        1.57      5.373         357      79.57      90.85        677      43.55
5.501% - 6.000%                     231    71,705,725        9.05      5.865         357      80.33      93.36        662      42.80
6.001% - 6.500%                     497   141,374,324       17.85      6.342         357      80.88      93.87        655      42.86
6.501% - 7.000%                     646   165,287,224       20.87      6.807         357      81.45      92.86        645      42.45
7.001% - 7.500%                     551   127,591,261       16.11      7.310         357      82.45      91.89        631      42.62
7.501% - 8.000%                     545   114,239,120       14.42      7.782         357      83.56      89.89        613      42.14
8.001% - 8.500%                     280    53,260,144        6.72      8.271         357      84.33      88.01        588      40.79
8.501% - 9.000%                     109    16,828,529        2.12      8.713         357      83.85      86.67        575      40.41
9.001% - 9.500%                      17     2,843,377        0.36      9.278         357      79.79      80.05        542      42.46
9.501% - 10.000%                      6       725,603        0.09      9.650         357      79.58      82.57        532      39.66
10.001% - 10.500%                     2       633,310        0.08      9.283         357      72.60      72.60        542      46.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 10.450%
Non-Zero Weighted Average: 7.013%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    351    85,059,937       10.74      7.025         354      81.12      85.76        642      41.53
11.001% - 11.500%                    41    12,223,975        1.54      5.373         357      79.48      90.95        676      43.45
11.501% - 12.000%                   223    68,465,540        8.64      5.870         357      80.18      93.36        663      43.16
12.001% - 12.500%                   486   137,523,782       17.36      6.342         357      80.85      94.01        655      42.80
12.501% - 13.000%                   634   163,980,001       20.70      6.786         357      81.43      93.04        646      42.29
13.001% - 13.500%                   552   128,672,928       16.25      7.277         357      82.37      91.78        632      42.81
13.501% - 14.000%                   550   114,857,759       14.50      7.743         357      83.55      89.88        613      42.37
14.001% - 14.500%                   283    54,577,301        6.89      8.220         357      84.10      88.02        590      40.53
14.501% - 15.000%                   121    20,198,545        2.55      8.536         357      84.03      86.92        582      39.77
15.001% - 15.500%                    26     4,812,254        0.61      8.863         356      83.88      84.50        574      43.69
15.501% - 16.000%                     9     1,284,356        0.16      9.282         356      78.09      79.78        532      39.15
16.001% - 16.500%                     1       329,563        0.04     10.050         357      75.00      75.00        513      43.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 16.050%
Non-Zero Weighted Average: 13.043%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    351    85,059,937       10.74      7.025         354      81.12      85.76        642      41.53
2.00%                             2,848   685,718,653       86.58      7.014         357      81.91      91.92        635      42.45
3.00%                                78    21,207,351        2.68      6.973         355      83.78      88.74        632      40.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.030%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    351    85,059,937       10.74      7.025         354      81.12      85.76        642      41.53
1.50%                             2,926   706,926,004       89.26      7.012         357      81.97      91.83        635      42.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    351    85,059,937       10.74      7.025         354      81.12      85.76        642      41.53
Feb-07                                1       254,517        0.03      6.250         352      90.00     100.00        689      35.14
Apr-07                                3     1,231,548        0.16      6.607         354      83.30      87.73        641      49.37
May-07                               40    10,804,688        1.36      6.944         355      84.99      89.73        633      42.21
Jun-07                              326    82,173,190       10.38      6.940         356      81.23      91.37        633      42.89
Jul-07                            2,430   580,944,818       73.35      7.039         357      82.01      92.13        635      42.45
May-08                                3       533,532        0.07      7.258         355      87.44      96.85        701      40.11
Jun-08                               14     4,233,759        0.53      6.843         356      84.43      88.80        645      36.43
Jul-08                               84    18,690,202        2.36      6.717         357      82.17      88.85        648      41.51
Jun-10                                2       908,708        0.11      7.216         356      69.35      69.35        582      40.19
Jul-10                               23     7,151,043        0.90      6.691         357      81.35      88.50        646      37.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-21


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          636   216,420,279       27.33      6.670         357      81.11      91.25        640      42.92
New York                            279    92,227,493       11.65      6.923         356      81.16      91.27        649      44.77
Florida                             430    86,124,792       10.87      7.224         357      82.35      90.53        632      40.31
New Jersey                          215    58,044,154        7.33      7.272         357      81.72      88.35        635      42.27
Maryland                            173    40,584,533        5.12      7.117         357      82.47      91.00        624      41.89
Illinois                            208    38,518,501        4.86      7.316         357      82.21      90.73        633      42.76
Virginia                            115    29,845,466        3.77      7.053         356      81.76      89.69        623      41.46
Massachusetts                       105    26,380,568        3.33      6.985         357      81.18      92.10        638      43.03
Georgia                             167    25,874,446        3.27      7.319         356      83.80      94.67        627      41.99
Nevada                               69    16,680,522        2.11      6.944         357      81.45      90.72        637      43.05
Arizona                              75    16,488,835        2.08      7.134         352      80.92      89.18        631      40.41
Other                               805   144,796,351       18.28      7.185         357      82.98      92.49        632      41.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 44


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                           3,016   742,758,826       93.78      6.985         356      81.70      91.44        634      42.48
Investment                          227    40,858,216        5.16      7.561         357      85.22      87.66        665      39.55
Second Home                          34     8,368,899        1.06      6.907         357      81.50      85.15        658      40.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           2,744   654,961,058       82.70      7.016         357      81.84      90.97        632      42.13
2-4 Family                          300    87,710,753       11.07      6.991         356      81.94      91.12        657      43.78
Condo                               233    49,314,131        6.23      7.018         357      82.29      94.05        644      42.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                          1,942   460,305,128       58.12      6.966         357      82.10      95.95        648      42.26
Refinance - Cashout               1,314   326,812,171       41.26      7.081         356      81.56      84.53        618      42.36
Refinance - Rate Term                21     4,868,642        0.61      6.974         357      82.37      86.09        630      42.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                2,135   472,126,365       59.61      6.871         356      82.80      91.68        627      41.63
Stated Documentation              1,104   309,979,960       39.14      7.231         357      80.44      90.66        650      43.41
Easy Documentation                   38     9,879,616        1.25      6.993         357      82.60      83.32        615      40.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   696   156,300,804       19.74      7.295         357      82.27      91.14        635      41.79
12                                  435   119,032,795       15.03      7.126         357      81.17      91.22        644      43.98
24                                1,808   436,299,185       55.09      6.920         357      81.93      91.90        633      42.36
36                                  338    80,353,157       10.15      6.812         355      81.85      87.26        640      40.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                          3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
500 - 500                             3       913,083        0.12      8.583         357      72.25      72.25        500      35.70
501 - 520                            79    16,978,464        2.14      8.245         357      77.13      77.66        512      42.36
521 - 540                            67    14,023,957        1.77      7.900         357      75.59      75.59        531      43.26
541 - 560                           205    45,420,517        5.74      7.756         356      82.92      84.02        552      43.26
561 - 580                           252    56,498,578        7.13      7.579         357      84.54      87.32        570      42.97
581 - 600                           358    79,690,142       10.06      7.161         357      82.42      89.49        591      42.13
601 - 620                           338    80,664,423       10.19      7.058         356      82.99      88.87        610      41.61
621 - 640                           536   125,110,944       15.80      6.914         356      81.34      91.52        630      42.44
641 - 660                           456   116,896,343       14.76      6.755         357      81.71      94.10        650      42.32
661 - 680                           357    94,904,429       11.98      6.807         357      81.61      95.34        669      41.94
681 - 700                           263    67,101,585        8.47      6.666         357      81.31      93.57        690      42.20
701 - 720                           159    39,318,561        4.96      6.730         357      82.08      95.46        710      41.89
721 - 740                            86    24,253,016        3.06      6.755         357      81.82      95.59        731      43.17
741 - 760                            58    15,002,970        1.89      6.524         357      81.57      94.19        748      43.11
761 - 780                            38     9,307,118        1.18      6.667         354      81.83      96.87        769      43.62
781 - 800                            17     5,001,926        0.63      6.750         357      81.70      95.10        790      37.72
801 >=                                5       899,884        0.11      6.280         357      76.70      87.64        810      37.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                            3,277   791,985,941      100.00      7.014         357      81.88      91.18        636      42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 816
Weighted Average: 636


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Interest Only






1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 927
Aggregate Principal Balance ($): 272,495,719
Weighted Average Current Mortgage Rate (%): 6.496
Non-Zero Weighted Average Margin (%): 5.779
Non-Zero Weighted Average Maximum Rate (%): 12.518
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.41
% First Liens: 100.00
% Owner Occupied: 99.89
% Purchase: 70.81
% Full Documentation: 81.24
Non-Zero Weighted Average FICO Score: 650




2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month
 LIBOR/5 Year Interest Only         885   260,521,716       95.61      6.501         357      81.49      96.23        649      42.30
ARM - 3 Year/6 Month
 LIBOR/5 Year Interest Only          42    11,974,003        4.39      6.392         357      79.73      89.08        670      39.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                     198    67,390,125       24.73      5.756         357      79.90      94.43        663      42.25
6.000% - 6.999%                     529   154,026,447       56.52      6.493         357      81.12      96.13        649      42.19
7.000% - 7.999%                     175    46,640,265       17.12      7.411         357      83.57      97.08        635      42.14
8.000% - 8.999%                      24     4,379,383        1.61      8.220         357      91.77      99.14        632      41.78
9.000% - 9.999%                       1        59,500        0.02      9.500         356     100.00     100.00        655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 9.500%
Weighted Average: 6.496%
------------------------------------------------------------------------------------------------------------------------------------


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                     2       119,500        0.04      8.872         356     100.00     100.00        639      49.05
$75,001 - $100,000                   23     1,986,491        0.73      7.150         357      82.07      98.87        629      41.04
$100,001 - $125,000                  70     7,825,440        2.87      7.020         357      81.42      97.37        628      42.43
$125,001 - $150,000                  66     9,152,915        3.36      6.836         357      80.11      97.12        640      43.26
$150,001 - $175,000                  80    12,907,035        4.74      6.599         357      81.52      96.41        628      42.75
$175,001 - $200,000                  78    14,684,899        5.39      6.543         357      81.25      98.51        645      41.59
$200,001 - $225,000                  68    14,462,009        5.31      6.496         357      81.84      97.78        642      42.60
$225,001 - $250,000                  59    13,999,742        5.14      6.407         357      81.26      97.08        646      42.92
$250,001 - $275,000                  53    13,960,439        5.12      6.494         357      81.66      95.83        659      40.13
$275,001 - $300,000                  61    17,514,829        6.43      6.456         357      82.12      94.94        646      42.22
$300,001 - $325,000                  46    14,389,996        5.28      6.553         357      82.60      94.70        637      43.00
$325,001 - $350,000                  41    13,823,538        5.07      6.356         357      81.89      95.18        652      42.55
$350,001 - $375,000                  40    14,491,506        5.32      6.440         357      81.93      93.80        645      41.60
$375,001 - $400,000                  34    13,147,434        4.82      6.317         357      81.11      95.61        654      41.73
$400,001 - $425,000                  24     9,937,344        3.65      6.478         357      82.16      97.12        649      43.08
$425,001 - $450,000                  28    12,282,991        4.51      6.049         357      81.25      94.81        665      42.58
$450,001 - $475,000                  20     9,229,278        3.39      6.743         357      80.90      97.15        655      45.06
$475,001 - $500,000                  24    11,657,760        4.28      6.296         357      81.15      95.28        661      40.96
$500,001 - $750,000                 106    63,737,822       23.39      6.541         357      81.09      96.29        658      42.27
$750,001 - $1,000,000                 4     3,184,750        1.17      5.965         357      76.82      76.82        664      33.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $59,500
Maximum: $825,000
Average: $293,954


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
359                                   2       848,300        0.31      6.169         355      79.80      93.00        645      47.34
360                                 925   271,647,419       99.69      6.497         357      81.42      95.93        650      42.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 359
Maximum: 360
Weighted Average: 360



6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                           927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 354
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
45.01% - 50.00%                       1       165,000        0.06      5.500         357      50.00      50.00        688      44.98
50.01% - 55.00%                       2       288,288        0.11      5.442         357      52.95      52.95        669      30.98
55.01% - 60.00%                       1       116,000        0.04      6.750         357      58.00      58.00        579      34.14
60.01% - 65.00%                       4     1,328,999        0.49      7.228         356      62.33      71.20        665      31.28
65.01% - 70.00%                       5     1,461,599        0.54      6.180         357      70.00      70.00        615      45.38
70.01% - 75.00%                      16     6,681,655        2.45      5.955         357      74.14      75.75        650      36.05
75.01% - 80.00%                     703   207,569,682       76.17      6.429         357      79.95      98.07        654      42.21
80.01% - 85.00%                      72    20,144,623        7.39      6.517         357      84.26      88.02        628      41.41
85.01% - 90.00%                      91    25,638,493        9.41      6.801         357      89.37      92.97        632      44.71
90.01% - 95.00%                      11     3,743,401        1.37      7.107         357      94.83      94.83        627      45.49
95.01% - 100.00%                     21     5,357,979        1.97      7.791         357     100.00     100.00        655      40.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.41%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                       1       301,500        0.11      6.950         357      90.00      90.00        648      41.25
4.001% - 4.500%                       4     1,208,560        0.44      5.175         357      77.00      91.00        691      43.78
4.501% - 5.000%                      59    19,679,495        7.22      5.498         357      79.51      94.03        668      42.91
5.001% - 5.500%                     207    69,778,106       25.61      5.951         357      80.38      95.69        659      42.05
5.501% - 6.000%                     294    85,806,843       31.49      6.417         357      80.96      95.45        646      42.44
6.001% - 6.500%                     203    55,871,070       20.50      6.902         357      81.83      96.81        646      41.76
6.501% - 7.000%                     159    39,850,145       14.62      7.581         357      84.64      97.22        637      42.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 5.779%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                      38    11,861,396        4.35      5.381         357      78.64      91.06        674      42.25
5.501% - 6.000%                     180    61,500,578       22.57      5.851         357      80.25      95.42        659      42.31
6.001% - 6.500%                     293    88,773,782       32.58      6.328         357      80.92      96.00        649      42.56
6.501% - 7.000%                     227    62,077,164       22.78      6.798         357      81.36      96.31        648      41.35
7.001% - 7.500%                     108    28,563,892       10.48      7.269         357      83.73      97.19        636      42.59
7.501% - 8.000%                      60    16,341,673        6.00      7.767         357      84.22      96.58        635      41.91
8.001% - 8.500%                      17     2,946,735        1.08      8.230         357      92.00      98.72        622      44.31
8.501% - 9.000%                       3       371,000        0.14      8.774         357     100.00     100.00        664      38.09
9.001% - 9.500%                       1        59,500        0.02      9.500         356     100.00     100.00        655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 9.500%
Non-Zero Weighted Average: 6.496%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%                    38    11,861,396        4.35      5.381         357      78.64      91.06        674      42.25
11.501% - 12.000%                   175    59,090,978       21.69      5.856         357      80.14      95.44        659      42.74
12.001% - 12.500%                   291    87,900,590       32.26      6.330         357      80.95      96.01        649      42.50
12.501% - 13.000%                   227    62,812,464       23.05      6.759         357      81.37      96.26        649      40.82
13.001% - 13.500%                   107    28,309,374       10.39      7.234         357      83.32      97.02        634      42.56
13.501% - 14.000%                    65    18,015,973        6.61      7.672         357      84.17      96.55        638      42.44
14.001% - 14.500%                    20     4,074,445        1.50      7.962         357      91.29      99.08        634      45.22
14.501% - 15.000%                     3       371,000        0.14      8.774         357     100.00     100.00        664      38.09
15.001% - 15.500%                     1        59,500        0.02      9.500         356     100.00     100.00        655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 15.500%
Non-Zero Weighted Average: 12.518%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
2.00%                               912   266,410,917       97.77      6.499         357      81.36      95.91        650      42.21
3.00%                                15     6,084,802        2.23      6.354         355      83.69      96.34        658      41.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.022%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.50%                               927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Apr-07                                1       273,200        0.10      6.990         354      80.00     100.00        656      48.63
May-07                                7     2,832,102        1.04      6.301         355      88.00      94.24        633      43.10
Jun-07                              135    40,627,799       14.91      6.466         356      80.71      95.92        654      42.28
Jul-07                              742   216,788,616       79.56      6.509         357      81.55      96.32        648      42.29
May-08                                2       305,100        0.11      6.964         354      85.52      94.48        703      38.66
Jun-08                                6     1,950,345        0.72      7.004         356      74.78      88.73        702      38.94
Jul-08                               34     9,718,558        3.57      6.251         357      80.55      88.99        662      40.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-12


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          347   132,719,045       48.71      6.352         357      80.64      95.39        653      42.51
Florida                              91    21,563,743        7.91      6.653         357      82.37      95.33        646      40.13
New York                             37    14,309,253        5.25      6.481         357      80.88      93.43        654      43.28
Maryland                             52    13,697,352        5.03      6.492         357      83.40      97.33        639      41.71
Virginia                             32    10,543,822        3.87      6.552         357      82.03      96.95        667      42.28
New Jersey                           35     9,464,497        3.47      6.967         357      86.60      96.25        641      41.48
Massachusetts                        29     8,350,570        3.06      6.574         357      81.93      97.39        664      43.96
Colorado                             41     7,521,668        2.76      6.523         357      80.25      99.75        644      43.85
Hawaii                               18     7,127,817        2.62      6.225         357      80.77      98.78        678      40.87
Georgia                              41     6,807,932        2.50      6.861         357      82.07      98.21        637      42.09
Nevada                               23     5,902,425        2.17      6.737         357      81.50      95.87        639      39.97
Other                               181    34,487,595       12.66      6.733         357      81.73      96.17        637      42.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 37


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                             926   272,196,318       99.89      6.497         357      81.40      95.92        650      42.19
Second Home                           1       299,401        0.11      5.900         357      90.00     100.00        790      48.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             807   237,644,415       87.21      6.484         357      81.34      95.75        649      41.92
Condo                                81    20,058,030        7.36      6.529         357      82.07      97.24        648      44.18
2-4 Family                           39    14,793,274        5.43      6.642         357      81.64      96.88        666      43.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                            659   192,943,557       70.81      6.515         357      80.89      98.41        656      42.16
Refinance - Cashout                 264    78,278,851       28.73      6.438         357      82.63      89.73        634      42.16
Refinance - Rate Term                 4     1,273,311        0.47      7.260         357      86.45     100.00        608      48.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  806   221,383,446       81.24      6.400         357      81.65      95.73        643      42.30
Stated Documentation                111    47,562,205       17.45      6.900         357      79.45      97.02        681      41.99
Easy Documentation                   10     3,550,069        1.30      7.092         357      92.83      92.83        650      38.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   138    34,203,385       12.55      6.913         357      82.50      96.93        648      41.51
12                                   71    26,245,630        9.63      6.691         357      81.21      96.17        659      42.63
24                                  642   192,481,721       70.64      6.428         357      81.17      96.09        650      42.26
36                                   76    19,564,984        7.18      6.177         357      82.19      92.12        643      42.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                            927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                            15     2,932,279        1.08      6.983         357      80.36      96.97        578      38.19
581 - 600                           176    42,382,257       15.55      6.730         357      81.94      95.67        591      42.72
601 - 620                           135    36,177,538       13.28      6.663         357      82.39      93.97        610      41.71
621 - 640                           135    39,911,710       14.65      6.419         357      82.13      94.32        630      43.46
641 - 660                           145    44,639,148       16.38      6.357         357      81.42      95.58        650      42.36
661 - 680                           113    41,479,033       15.22      6.573         357      81.03      97.48        669      41.18
681 - 700                            89    25,537,755        9.37      6.354         357      79.59      96.61        689      41.65
701 - 720                            56    20,411,967        7.49      6.279         357      80.77      98.37        709      42.33
721 - 740                            26     7,899,091        2.90      6.351         357      80.86      96.31        730      45.06
741 - 760                            18     5,632,183        2.07      6.304         357      80.68      95.85        750      37.99
761 - 780                            12     3,925,613        1.44      6.245         357      81.31     100.00        768      44.81
781 - 800                             6     1,347,145        0.49      6.567         357      82.22     100.00        793      36.00
801 >=                                1       220,000        0.08      5.850         357      80.00     100.00        813      45.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 572
Maximum: 813
Weighted Average: 650


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/ or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.


Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

[LOGO] BARCLAYS
       CAPITAL

SABR 2005-FR5

                                 100 PPC, Over Flat Libor
=========================================================================================
Period        Date       Balance         Excess ($)    Excess (%)   LIBOR_1MO   LIBOR_6MO
     0    3-Nov-05
     1   25-Nov-05   1,162,489,625.21   2,463,461.50        2.543       4.000       4.360
     2   25-Dec-05   1,137,365,001.79   1,182,229.89        1.247       4.000       4.360
     3   25-Jan-06   1,112,599,460.13   1,155,422.60        1.246       4.000       4.360
     4   25-Feb-06   1,088,180,312.21   1,136,860.56        1.254       4.000       4.360
     5   25-Mar-06   1,064,096,081.12   1,150,472.27        1.297       4.000       4.360
     6   25-Apr-06   1,040,336,502.59   1,101,515.34        1.271       4.000       4.360
     7   25-May-06   1,016,892,521.45   1,097,692.52        1.295       4.000       4.360
     8   25-Jun-06     993,756,282.66   1,068,132.76        1.290       4.000       4.360
     9   25-Jul-06     970,921,116.72   1,068,023.57        1.320       4.000       4.360
    10   25-Aug-06     948,381,519.41   1,036,245.01        1.311       4.000       4.360
    11   25-Sep-06     926,133,125.57   1,020,724.70        1.323       4.000       4.360
    12   25-Oct-06     904,173,056.30   1,026,180.64        1.362       4.000       4.360
    13   25-Nov-06     882,499,522.66     990,276.47        1.347       4.000       4.360
    14   25-Dec-06     861,342,116.29     998,950.72        1.392       4.000       4.360
    15   25-Jan-07     840,688,598.38     959,774.67        1.370       4.000       4.360
    16   25-Feb-07     820,527,019.55     944,462.11        1.381       4.000       4.360
    17   25-Mar-07     800,845,712.99   1,011,885.30        1.516       4.000       4.360
    18   25-Apr-07     781,633,287.83     913,818.29        1.403       4.000       4.360
    19   25-May-07     762,878,622.59     927,980.00        1.460       4.000       4.360
    20   25-Jun-07     744,570,858.85     883,271.64        1.424       4.000       4.360
    21   25-Jul-07     726,699,395.01     904,449.08        1.494       4.000       4.360
    22   25-Aug-07     709,254,431.80   1,987,548.04        3.363       4.000       4.360
    23   25-Sep-07     692,339,087.22   1,941,609.77        3.365       4.000       4.360
    24   25-Oct-07     675,824,587.09   1,967,625.13        3.494       4.000       4.360
    25   25-Nov-07     659,701,468.77   1,852,579.26        3.370       4.000       4.360
    26   25-Dec-07     643,960,492.48   1,877,668.44        3.499       4.000       4.360
    27   25-Jan-08     628,592,636.13   1,769,570.60        3.378       4.000       4.360
    28   25-Feb-08     613,589,267.49   2,306,418.80        4.511       4.000       4.360
    29   25-Mar-08     598,993,195.70   2,381,065.57        4.770       4.000       4.360
    30   25-Apr-08     584,742,186.33   2,201,066.57        4.517       4.000       4.360
    31   25-May-08     570,828,110.23   2,211,361.54        4.649       4.000       4.360
    32   25-Jun-08     557,243,029.41   2,100,415.09        4.523       4.000       4.360
    33   25-Jul-08     543,979,192.55   2,112,982.94        4.661       4.000       4.360
    34   25-Aug-08     531,029,367.76   2,041,092.22        4.612       4.000       4.360
    35   25-Sep-08     518,388,049.05   1,993,753.53        4.615       4.000       4.360
    36   25-Oct-08     506,045,680.90   2,002,429.82        4.748       4.000       4.360
    37   25-Nov-08     493,995,219.70   1,902,367.51        4.621       4.000       4.360
    38   25-Dec-08     482,229,787.47   1,897,114.39        4.721       4.000       4.360
    39   25-Jan-09     470,742,667.98   1,804,425.94        4.600       4.000       4.360
    40   25-Feb-09     459,527,427.01   1,776,269.53        4.639       4.000       4.360
    41   25-Mar-09     448,578,619.89   1,882,688.30        5.036       4.000       4.360
    42   25-Apr-09     437,888,856.65   1,694,322.09        4.643       4.000       4.360
    43   25-May-09     427,452,032.62   1,701,027.16        4.775       4.000       4.360
    44   25-Jun-09     417,262,186.65   1,614,617.15        4.643       4.000       4.360
    45   25-Jul-09     407,313,497.81   1,621,175.83        4.776       4.000       4.360
    46   25-Aug-09     397,600,292.97   1,539,268.64        4.646       4.000       4.360
    47   25-Sep-09     388,117,030.54   1,502,586.32        4.646       4.000       4.360
    48   25-Oct-09     378,858,269.65   1,508,719.37        4.779       4.000       4.360
    49   25-Nov-09     369,818,717.97   1,431,790.37        4.646       4.000       4.360
    50   25-Dec-09     360,993,207.67   1,437,705.70        4.779       4.000       4.360
    51   25-Jan-10     352,376,692.44   1,364,288.31        4.646       4.000       4.360
    52   25-Feb-10     343,964,244.69   1,331,725.01        4.646       4.000       4.360
    53   25-Mar-10     335,751,052.72   1,412,102.25        5.047       4.000       4.360
    54   25-Apr-10     327,732,418.03   1,268,882.67        4.646       4.000       4.360
    55   25-May-10     319,903,752.62   1,274,269.21        4.780       4.000       4.360
    56   25-Jun-10     312,260,576.45   1,208,969.18        4.646       4.000       4.360
    57   25-Jul-10     304,798,514.83   1,214,151.47        4.780       4.000       4.360
    58   25-Aug-10     297,513,080.55   1,161,733.35        4.686       4.000       4.360
    59   25-Sep-10     290,351,442.27   1,133,627.59        4.685       4.000       4.360
    60   25-Oct-10     283,360,317.61   1,139,244.17        4.825       4.000       4.360
    61   25-Nov-10     276,535,672.41   1,079,417.79        4.684       4.000       4.360
    62   25-Dec-10     269,873,567.61   1,084,758.89        4.823       4.000       4.360
    63   25-Jan-11     263,370,157.00   1,027,772.24        4.683       4.000       4.360
    64   25-Feb-11     257,021,685.06   1,005,558.38        4.695       4.000       4.360
    65   25-Mar-11     250,824,929.57   1,068,956.18        5.114       4.000       4.360
    66   25-Apr-11     244,775,845.42     957,407.74        4.694       4.000       4.360
    67   25-May-11     238,870,937.17     962,054.74        4.833       4.000       4.360
    68   25-Jun-11     233,106,791.81     911,536.51        4.692       4.000       4.360
    69   25-Jul-11     227,480,076.81     915,954.13        4.832       4.000       4.360
    70   25-Aug-11     221,987,538.21     868,032.33        4.692       4.000       4.360
    71   25-Sep-11     216,626,028.52     846,960.65        4.692       4.000       4.360
    72   25-Oct-11     211,392,414.46     851,049.96        4.831       4.000       4.360
    73   25-Nov-11     206,283,666.96     806,320.99        4.691       4.000       4.360
    74   25-Dec-11     201,296,828.41     810,207.47        4.830       4.000       4.360
    75   25-Jan-12     196,429,010.95     767,607.47        4.689       4.000       4.360
    76   25-Feb-12     191,677,394.87     748,944.53        4.689       4.000       4.360
    77   25-Mar-12     187,039,226.96     774,360.06        4.968       4.000       4.360
    78   25-Apr-12     182,511,818.96     712,951.64        4.688       4.000       4.360
    79   25-May-12     178,092,546.05     716,372.39        4.827       4.000       4.360
    80   25-Jun-12     173,778,845.33     678,666.20        4.686       4.000       4.360
    81   25-Jul-12     169,568,214.38     681,916.07        4.826       4.000       4.360
    82   25-Aug-12     165,458,209.84     646,007.85        4.685       4.000       4.360
    83   25-Sep-12     161,446,445.99     630,264.74        4.685       4.000       4.360
    84   25-Oct-12     157,530,593.44     633,273.48        4.824       4.000       4.360
    85   25-Nov-12     153,708,377.76     599,904.47        4.683       4.000       4.360
    86   25-Dec-12     149,977,578.21     602,762.07        4.823       4.000       4.360
    87   25-Jan-13     146,336,026.47     570,986.41        4.682       4.000       4.360
    88   25-Feb-13     142,781,605.40     557,046.84        4.682       4.000       4.360
    89   25-Mar-13     139,312,247.85     592,188.47        5.101       4.000       4.360
    90   25-Apr-13     135,925,935.48     530,165.69        4.680       4.000       4.360
    91   25-May-13     132,620,697.59     532,676.44        4.820       4.000       4.360
    92   25-Jun-13     129,394,610.01     504,562.79        4.679       4.000       4.360
    93   25-Jul-13     126,245,794.03     506,946.35        4.819       4.000       4.360
    94   25-Aug-13     123,172,415.28     480,177.88        4.678       4.000       4.360
    95   25-Sep-13     120,172,682.74     468,424.12        4.678       4.000       4.360
    96   25-Oct-13     117,244,847.68     470,628.31        4.817       4.000       4.360


                                  100 PPC, Over Fwd Libor
=========================================================================================
Period        Date       Balance         Excess ($)    Excess (%)   LIBOR_1MO   LIBOR_6MO
     0    3-Nov-05
     1   25-Nov-05   1,162,489,625.21   2,463,461.50        2.543       4.000       4.360
     2   25-Dec-05   1,137,365,001.79   1,185,321.36        1.251       4.139       4.465
     3   25-Jan-06   1,112,599,460.13   1,160,651.65        1.252       4.343       4.544
     4   25-Feb-06   1,088,180,312.21   1,139,474.58        1.257       4.407       4.597
     5   25-Mar-06   1,064,096,081.12   1,149,013.25        1.296       4.478       4.645
     6   25-Apr-06   1,040,336,502.59   1,093,813.86        1.262       4.548       4.677
     7   25-May-06   1,016,892,521.45   1,082,841.24        1.278       4.602       4.701
     8   25-Jun-06     993,756,282.66   1,044,228.21        1.261       4.636       4.717
     9   25-Jul-06     970,921,116.72   1,036,332.87        1.281       4.652       4.726
    10   25-Aug-06     948,381,519.41     994,021.68        1.258       4.667       4.739
    11   25-Sep-06     926,133,125.57     968,560.46        1.255       4.680       4.742
    12   25-Oct-06     904,173,056.30     965,852.49        1.282       4.690       4.741
    13   25-Nov-06     882,499,522.66     917,967.54        1.248       4.697       4.739
    14   25-Dec-06     861,342,116.29     920,475.92        1.282       4.695       4.735
    15   25-Jan-07     840,688,598.38     868,175.53        1.239       4.724       4.733
    16   25-Feb-07     820,527,019.55     849,645.76        1.243       4.684       4.725
    17   25-Mar-07     800,845,712.99     921,184.22        1.380       4.678       4.726
    18   25-Apr-07     781,633,287.83     807,893.31        1.240       4.676       4.729
    19   25-May-07     762,878,622.59     820,413.80        1.291       4.676       4.732
    20   25-Jun-07     744,570,858.85     767,090.00        1.236       4.678       4.737
    21   25-Jul-07     726,699,395.01     786,228.89        1.298       4.682       4.742
    22   25-Aug-07     709,254,431.80   1,636,148.81        2.768       4.688       4.749
    23   25-Sep-07     692,339,087.22   1,595,149.62        2.765       4.692       4.754
    24   25-Oct-07     675,824,587.09   1,637,220.41        2.907       4.696       4.760
    25   25-Nov-07     659,701,468.77   1,515,323.25        2.756       4.702       4.767
    26   25-Dec-07     643,960,492.48   1,555,422.15        2.898       4.708       4.773
    27   25-Jan-08     628,592,636.13   1,440,252.72        2.749       4.717       4.780
    28   25-Feb-08     613,589,332.11   2,015,399.12        3.942       4.724       4.787
    29   25-Mar-08     598,997,039.81   2,114,935.89        4.237       4.729       4.793
    30   25-Apr-08     584,749,649.00   1,917,179.64        3.934       4.737       4.800
    31   25-May-08     570,839,035.62   1,941,433.01        4.081       4.743       4.886
    32   25-Jun-08     557,257,266.64   1,824,322.83        3.929       4.749       4.919
    33   25-Jul-08     543,996,595.55   1,850,363.74        4.082       4.756       4.897
    34   25-Aug-08     531,049,813.98   1,942,748.17        4.390       4.761       4.930
    35   25-Sep-08     518,424,083.46   1,895,813.49        4.388       4.766       4.935
    36   25-Oct-08     506,096,630.63   1,913,950.56        4.538       4.772       4.859
    37   25-Nov-08     494,060,433.25   1,746,719.72        4.243       4.936       4.891
    38   25-Dec-08     482,308,634.13   1,806,003.85        4.493       4.781       4.869
    39   25-Jan-09     470,834,537.23   1,649,432.74        4.204       4.941       4.902
    40   25-Feb-09     459,631,741.17   1,605,886.41        4.193       4.952       4.881
    41   25-Mar-09     448,693,650.88   1,893,155.27        5.063       4.476       4.886
    42   25-Apr-09     438,014,099.71   1,529,318.06        4.190       4.957       4.973
    43   25-May-09     427,586,999.44   1,596,642.86        4.481       4.807       4.952
    44   25-Jun-09     417,406,404.95   1,451,092.36        4.172       4.974       4.986
    45   25-Jul-09     407,466,510.86   1,517,857.58        4.470       4.819       4.964
    46   25-Aug-09     397,761,700.27   1,415,315.84        4.270       4.985       4.998
    47   25-Sep-09     388,289,241.07   1,382,088.07        4.271       4.982       5.004
    48   25-Oct-09     379,040,748.27   1,440,873.57        4.562       4.836       4.927
    49   25-Nov-09     370,010,947.24   1,310,308.00        4.250       5.003       4.960
    50   25-Dec-09     361,194,687.36   1,369,295.24        4.549       4.848       4.938
    51   25-Jan-10     352,586,939.04   1,244,365.09        4.235       5.016       4.971
    52   25-Feb-10     344,182,792.06   1,201,553.45        4.189       5.021       4.949
    53   25-Mar-10     335,976,492.91   1,422,910.44        5.082       4.539       4.954
    54   25-Apr-10     327,964,355.51   1,141,739.82        4.178       5.031       5.042
    55   25-May-10     320,141,805.48   1,195,641.19        4.482       4.874       5.019
    56   25-Jun-10     312,504,375.93   1,087,049.18        4.174       5.032       5.052
    57   25-Jul-10     305,047,705.00   1,136,632.79        4.471       4.884       5.029
    58   25-Aug-10     297,767,349.94   1,051,798.79        4.239       5.052       5.061
    59   25-Sep-10     290,618,058.63   1,026,608.54        4.239       5.051       5.064
    60   25-Oct-10     283,638,630.38   1,076,912.52        4.556       4.897       4.986
    61   25-Nov-10     276,825,053.01     974,416.08        4.224       5.065       5.017
    62   25-Dec-10     270,173,408.80   1,023,561.06        4.546       4.906       4.993
    63   25-Jan-11     263,679,872.26     926,118.49        4.215       5.073       5.025
    64   25-Feb-11     257,340,707.38     897,663.07        4.186       5.064       5.000
    65   25-Mar-11     251,151,356.79   1,072,254.99        5.123       4.588       5.004
    66   25-Apr-11     245,109,207.91     850,735.34        4.165       5.084       5.090
    67   25-May-11     239,210,781.86     895,000.64        4.490       4.923       5.065
    68   25-Jun-11     233,452,681.69     809,623.79        4.162       5.086       5.096
    69   25-Jul-11     227,831,590.47     851,136.84        4.483       4.929       5.071
    70   25-Aug-11     222,344,275.87     785,609.02        4.240       5.096       5.101
    71   25-Sep-11     216,989,766.42     766,031.10        4.236       5.099       5.104
    72   25-Oct-11     211,762,681.51     805,133.44        4.562       4.937       5.051
    73   25-Nov-11     206,660,008.90     729,984.18        4.239       5.095       5.082
    74   25-Dec-11     201,678,807.26     765,759.40        4.556       4.942       5.058
    75   25-Jan-12     196,816,204.59     692,601.30        4.223       5.110       5.090
    76   25-Feb-12     192,069,398.88     672,254.67        4.200       5.104       5.067
    77   25-Mar-12     187,435,042.36     755,502.28        4.837       4.787       5.072
    78   25-Apr-12     182,911,094.41     637,461.48        4.182       5.121       5.133
    79   25-May-12     178,494,943.37     670,408.16        4.507       4.961       5.110
    80   25-Jun-12     174,184,039.13     605,427.23        4.171       5.131       5.145
    81   25-Jul-12     169,975,891.66     637,036.31        4.497       4.970       5.123
    82   25-Aug-12     165,868,073.30     585,724.89        4.238       5.137       5.157
    83   25-Sep-12     161,859,634.26     569,897.58        4.225       5.149       5.165
    84   25-Oct-12     157,946,766.51     599,131.19        4.552       4.988       5.085
    85   25-Nov-12     154,127,208.55     540,861.10        4.211       5.162       5.120
    86   25-Dec-12     150,398,752.18     568,665.71        4.537       5.002       5.099
    87   25-Jan-13     146,759,241.22     514,834.42        4.210       5.162       5.133
    88   25-Feb-13     143,206,571.31     495,362.68        4.151       5.183       5.111
    89   25-Mar-13     139,738,036.53     596,070.60        5.119       4.685       5.117
    90   25-Apr-13     136,352,306.91     470,274.22        4.139       5.194       5.208
    91   25-May-13     133,047,421.58     495,263.68        4.467       5.033       5.185
    92   25-Jun-13     129,821,465.90     446,331.64        4.126       5.206       5.220
    93   25-Jul-13     126,672,570.37     470,428.21        4.456       5.043       5.197
    94   25-Aug-13     123,598,915.21     433,625.83        4.210       5.218       5.230
    95   25-Sep-13     120,600,202.17     422,542.83        4.204       5.223       5.236
    96   25-Oct-13     117,673,136.02     444,742.69        4.535       5.060       5.155


                              100 PPC, Over Fwd Libor + 100
=========================================================================================
Period        Date    COLLAT Balance     Excess ($)    Excess (%)   LIBOR_1MO   LIBOR_6MO
     0    3-Nov-05
     1   25-Nov-05   1,162,489,625.21   2,484,418.72        2.565       5.000       5.360
     2   25-Dec-05   1,137,365,001.79   1,207,562.16        1.274       5.139       5.465
     3   25-Jan-06   1,112,599,460.13   1,175,896.72        1.268       5.343       5.544
     4   25-Feb-06   1,088,180,312.21   1,145,897.25        1.264       5.407       5.597
     5   25-Mar-06   1,064,096,081.12   1,145,960.90        1.292       5.478       5.645
     6   25-Apr-06   1,040,336,502.59   1,079,760.07        1.245       5.548       5.677
     7   25-May-06   1,016,892,521.45   1,058,171.35        1.249       5.602       5.701
     8   25-Jun-06     993,756,282.66   1,006,642.45        1.216       5.636       5.717
     9   25-Jul-06     970,921,116.72     987,727.49        1.221       5.652       5.726
    10   25-Aug-06     948,381,519.41     930,718.32        1.178       5.667       5.739
    11   25-Sep-06     926,133,125.57     926,534.02        1.201       5.680       5.742
    12   25-Oct-06     904,173,056.30     905,545.05        1.202       5.690       5.741
    13   25-Nov-06     882,499,522.66     848,908.62        1.154       5.697       5.739
    14   25-Dec-06     861,342,116.29     836,651.33        1.166       5.695       5.735
    15   25-Jan-07     840,688,598.38     805,213.31        1.149       5.724       5.733
    16   25-Feb-07     820,527,019.55     771,071.29        1.128       5.684       5.725
    17   25-Mar-07     800,845,712.99     798,419.43        1.196       5.678       5.726
    18   25-Apr-07     781,633,287.83     709,976.16        1.090       5.676       5.729
    19   25-May-07     762,878,622.59     687,942.18        1.082       5.676       5.732
    20   25-Jun-07     744,570,858.85     654,824.58        1.055       5.678       5.737
    21   25-Jul-07     726,699,395.01     639,399.86        1.056       5.682       5.742
    22   25-Aug-07     709,254,431.80   1,125,394.12        1.904       5.688       5.749
    23   25-Sep-07     692,339,087.22   1,094,484.66        1.897       5.692       5.754
    24   25-Oct-07     675,824,587.09   1,162,501.00        2.064       5.696       5.760
    25   25-Nov-07     659,701,468.77   1,034,901.58        1.882       5.702       5.767
    26   25-Dec-07     643,960,492.48   1,100,272.02        2.050       5.708       5.773
    27   25-Jan-08     628,592,636.13     980,255.33        1.871       5.717       5.780
    28   25-Feb-08     613,589,351.72   1,565,603.40        3.062       5.724       5.787
    29   25-Mar-08     598,997,089.35   1,703,492.93        3.413       5.729       5.793
    30   25-Apr-08     584,749,727.20   1,487,199.12        3.052       5.737       5.800
    31   25-May-08     570,839,141.25   1,534,763.44        3.226       5.743       5.886
    32   25-Jun-08     557,257,398.52   1,413,704.09        3.044       5.749       5.919
    33   25-Jul-08     543,996,752.54   1,463,317.44        3.228       5.756       5.897
    34   25-Aug-08     531,050,101.49   1,880,362.76        4.249       5.761       5.930
    35   25-Sep-08     518,448,718.78   1,834,886.46        4.247       5.766       5.935
    36   25-Oct-08     506,144,593.80   1,866,619.53        4.426       5.772       5.859
    37   25-Nov-08     494,130,736.14   1,688,708.51        4.101       5.936       5.891
    38   25-Dec-08     482,400,319.52   1,756,180.64        4.369       5.781       5.869
    39   25-Jan-09     470,946,677.95   1,588,910.29        4.049       5.941       5.902
    40   25-Feb-09     459,763,450.72   1,565,178.95        4.085       5.952       5.881
    41   25-Mar-09     448,844,503.64   1,885,868.23        5.042       5.476       5.886
    42   25-Apr-09     438,183,233.74   1,489,496.45        4.079       5.957       5.973
    43   25-May-09     427,773,580.33   1,567,808.64        4.398       5.807       5.952
    44   25-Jun-09     417,609,625.01   1,412,207.70        4.058       5.974       5.986
    45   25-Jul-09     407,685,588.38   1,490,137.23        4.386       5.819       5.964
    46   25-Aug-09     397,995,921.16   1,384,294.03        4.174       5.985       5.998
    47   25-Sep-09     388,537,907.41   1,351,408.25        4.174       5.982       6.004
    48   25-Oct-09     379,303,150.76   1,419,969.40        4.492       5.836       5.927
    49   25-Nov-09     370,286,399.76   1,280,338.85        4.149       6.003       5.960
    50   25-Dec-09     361,482,526.28   1,348,713.41        4.477       5.848       5.938
    51   25-Jan-10     352,886,522.61   1,215,248.20        4.132       6.016       5.971
    52   25-Feb-10     344,493,511.43   1,174,134.00        4.090       6.021       5.949
    53   25-Mar-10     336,297,949.71   1,421,145.58        5.071       5.539       5.954
    54   25-Apr-10     328,295,960.16   1,115,040.95        4.076       6.031       6.042
    55   25-May-10     320,482,988.18   1,177,377.40        4.409       5.874       6.019
    56   25-Jun-10     312,854,586.14   1,061,094.14        4.070       6.032       6.052
    57   25-Jul-10     305,406,410.85   1,118,765.26        4.396       5.884       6.029
    58   25-Aug-10     298,134,067.61   1,015,780.74        4.089       6.052       6.061
    59   25-Sep-10     290,999,092.25     991,494.13        4.089       6.051       6.064
    60   25-Oct-10     284,033,209.99   1,050,208.48        4.437       5.897       5.986
    61   25-Nov-10     277,232,434.48     941,038.83        4.073       6.065       6.017
    62   25-Dec-10     270,592,873.06     998,209.04        4.427       5.906       5.993
    63   25-Jan-11     264,110,724.62     894,396.80        4.064       6.073       6.025
    64   25-Feb-11     257,782,276.86     866,721.46        4.035       6.064       6.000
    65   25-Mar-11     251,603,186.53   1,062,176.20        5.066       5.588       6.004
    66   25-Apr-11     245,570,662.87     821,326.81        4.013       6.084       6.090
    67   25-May-11     239,681,248.97     872,726.98        4.369       5.923       6.065
    68   25-Jun-11     233,931,569.26     781,681.00        4.010       6.086       6.096
    69   25-Jul-11     228,318,327.51     829,999.38        4.362       5.929       6.071
    70   25-Aug-11     222,838,310.63     760,135.50        4.093       6.096       6.101
    71   25-Sep-11     217,490,427.38     741,203.69        4.090       6.099       6.104
    72   25-Oct-11     212,269,463.98     786,624.14        4.447       5.937       6.051
    73   25-Nov-11     207,172,426.29     706,406.19        4.092       6.095       6.082
    74   25-Dec-11     202,196,390.57     748,205.08        4.440       5.942       6.058
    75   25-Jan-12     197,338,501.87     670,204.75        4.075       6.110       6.090
    76   25-Feb-12     192,595,974.43     650,878.46        4.055       6.104       6.067
    77   25-Mar-12     187,965,614.48     744,781.82        4.755       5.787       6.072
    78   25-Apr-12     183,445,252.98     617,159.39        4.037       6.121       6.133
    79   25-May-12     179,032,293.62     655,452.56        4.393       5.961       6.110
    80   25-Jun-12     174,724,201.15     586,149.89        4.026       6.131       6.145
    81   25-Jul-12     170,518,499.98     622,859.80        4.383       5.970       6.123
    82   25-Aug-12     166,412,775.96     567,464.87        4.092       6.137       6.157
    83   25-Sep-12     162,405,910.55     552,103.37        4.079       6.149       6.165
    84   25-Oct-12     158,494,300.76     586,088.83        4.437       5.988       6.085
    85   25-Nov-12     154,675,697.52     523,968.91        4.065       6.162       6.120
    86   25-Dec-12     150,947,904.68     556,305.98        4.423       6.002       6.099
    87   25-Jan-13     147,308,777.76     498,805.94        4.063       6.162       6.133
    88   25-Feb-13     143,756,223.61     479,719.88        4.004       6.183       6.111
    89   25-Mar-13     140,287,627.82     592,278.31        5.066       5.685       6.117
    90   25-Apr-13     136,901,586.66     455,428.54        3.992       6.194       6.208
    91   25-May-13     133,596,149.72     484,446.70        4.351       6.033       6.185
    92   25-Jun-13     130,369,412.49     432,243.55        3.979       6.206       6.220
    93   25-Jul-13     127,219,515.28     460,184.04        4.341       6.043       6.197
    94   25-Aug-13     124,144,647.15     420,312.08        4.063       6.218       6.230
    95   25-Sep-13     121,144,341.41     409,575.51        4.057       6.223       6.236
    96   25-Oct-13     118,215,499.08     435,355.30        4.419       6.060       6.155


                               100 PPC, Over Fwd Libor + 150
=========================================================================================
Period        Date       Balance         Excess ($)    Excess (%)   LIBOR_1MO   LIBOR_6MO
     0    3-Nov-05
     1   25-Nov-05   1,162,489,625.21   2,494,897.32        2.575       5.500       5.860
     2   25-Dec-05   1,137,365,001.79   1,218,682.57        1.286       5.639       5.965
     3   25-Jan-06   1,112,599,460.13   1,183,519.25        1.276       5.843       6.044
     4   25-Feb-06   1,088,180,312.21   1,149,108.58        1.267       5.907       6.097
     5   25-Mar-06   1,064,096,081.12   1,144,434.73        1.291       5.978       6.145
     6   25-Apr-06   1,040,336,502.59   1,072,733.17        1.237       6.048       6.177
     7   25-May-06   1,016,892,521.45   1,045,836.40        1.234       6.102       6.201
     8   25-Jun-06     993,756,282.66     987,849.57        1.193       6.136       6.217
     9   25-Jul-06     970,921,116.72     963,424.80        1.191       6.152       6.226
    10   25-Aug-06     948,381,519.41     899,066.64        1.138       6.167       6.239
    11   25-Sep-06     926,133,125.57     905,695.97        1.174       6.180       6.242
    12   25-Oct-06     904,173,056.30     878,781.91        1.166       6.190       6.241
    13   25-Nov-06     882,499,522.66     814,379.16        1.107       6.197       6.239
    14   25-Dec-06     861,342,116.29     856,967.55        1.194       6.195       6.235
    15   25-Jan-07     840,688,598.38     820,463.58        1.171       6.224       6.233
    16   25-Feb-07     820,527,019.55     781,093.10        1.142       6.184       6.225
    17   25-Mar-07     800,845,712.99     753,829.96        1.130       6.178       6.226
    18   25-Apr-07     781,633,287.83     710,961.29        1.092       6.176       6.229
    19   25-May-07     762,878,622.59     684,675.73        1.077       6.176       6.232
    20   25-Jun-07     744,570,858.85     648,476.92        1.045       6.178       6.237
    21   25-Jul-07     726,699,395.01     628,543.96        1.038       6.182       6.242
    22   25-Aug-07     709,254,431.80     870,016.78        1.472       6.188       6.249
    23   25-Sep-07     692,339,087.22     844,152.18        1.463       6.192       6.254
    24   25-Oct-07     675,824,587.09     925,141.29        1.643       6.196       6.260
    25   25-Nov-07     659,701,468.77     794,690.75        1.446       6.202       6.267
    26   25-Dec-07     643,960,492.48     872,696.96        1.626       6.208       6.273
    27   25-Jan-08     628,592,636.13     750,153.16        1.432       6.217       6.280
    28   25-Feb-08     613,589,351.72   1,340,542.42        2.622       6.224       6.287
    29   25-Mar-08     598,997,089.35   1,497,612.19        3.000       6.229       6.293
    30   25-Apr-08     584,749,727.20   1,272,053.37        2.610       6.237       6.300
    31   25-May-08     570,839,141.25   1,331,276.84        2.799       6.243       6.386
    32   25-Jun-08     557,257,398.52   1,208,246.51        2.602       6.249       6.419
    33   25-Jul-08     543,996,752.54   1,269,636.43        2.801       6.256       6.397
    34   25-Aug-08     531,050,153.60   1,698,652.01        3.838       6.261       6.430
    35   25-Sep-08     518,450,081.15   1,657,466.60        3.836       6.266       6.435
    36   25-Oct-08     506,147,212.39   1,699,472.50        4.029       6.272       6.359
    37   25-Nov-08     494,134,558.55   1,519,624.24        3.690       6.436       6.391
    38   25-Dec-08     482,405,294.97   1,594,492.98        3.966       6.281       6.369
    39   25-Jan-09     470,952,757.26   1,425,153.38        3.631       6.441       6.402
    40   25-Feb-09     459,770,588.37   1,544,532.17        4.031       6.452       6.381
    41   25-Mar-09     448,861,262.53   1,881,890.04        5.031       5.976       6.386
    42   25-Apr-09     438,209,213.08   1,469,295.82        4.024       6.457       6.473
    43   25-May-09     427,808,391.69   1,553,089.89        4.356       6.307       6.452
    44   25-Jun-09     417,652,892.01   1,392,480.39        4.001       6.474       6.486
    45   25-Jul-09     407,736,946.33   1,475,780.86        4.343       6.319       6.464
    46   25-Aug-09     398,055,024.23   1,365,209.03        4.116       6.485       6.498
    47   25-Sep-09     388,604,243.84   1,332,574.36        4.115       6.482       6.504
    48   25-Oct-09     379,376,396.68   1,406,089.77        4.448       6.336       6.427
    49   25-Nov-09     370,366,241.52   1,262,016.43        4.089       6.503       6.460
    50   25-Dec-09     361,568,660.15   1,335,147.74        4.431       6.348       6.438
    51   25-Jan-10     352,978,654.49   1,197,715.59        4.072       6.516       6.471
    52   25-Feb-10     344,591,375.63   1,160,193.27        4.040       6.521       6.449
    53   25-Mar-10     336,401,523.25   1,420,001.15        5.065       6.039       6.454
    54   25-Apr-10     328,404,964.66   1,101,464.17        4.025       6.531       6.542
    55   25-May-10     320,597,154.26   1,168,009.28        4.372       6.374       6.519
    56   25-Jun-10     312,973,653.15   1,047,892.75        4.018       6.532       6.552
    57   25-Jul-10     305,530,126.64   1,109,599.80        4.358       6.384       6.529
    58   25-Aug-10     298,262,201.52     997,547.20        4.013       6.552       6.561
    59   25-Sep-10     291,134,425.01     973,713.01        4.013       6.551       6.564
    60   25-Oct-10     284,175,386.51   1,036,624.26        4.377       6.397       6.486
    61   25-Nov-10     277,381,111.18     924,128.50        3.998       6.565       6.517
    62   25-Dec-10     270,747,717.58     985,303.55        4.367       6.406       6.493
    63   25-Jan-11     264,271,415.47     878,316.53        3.988       6.573       6.525
    64   25-Feb-11     257,948,503.19     851,034.69        3.959       6.564       6.500
    65   25-Mar-11     251,774,735.18   1,056,899.66        5.037       6.088       6.504
    66   25-Apr-11     245,747,239.04     806,409.80        3.938       6.584       6.590
    67   25-May-11     239,862,567.75     861,371.16        4.309       6.423       6.565
    68   25-Jun-11     234,117,355.27     767,499.57        3.934       6.586       6.596
    69   25-Jul-11     228,508,314.69     819,215.13        4.302       6.429       6.571
    70   25-Aug-11     223,032,241.56     746,669.71        4.017       6.596       6.601
    71   25-Sep-11     217,687,928.15     728,075.00        4.013       6.599       6.604
    72   25-Oct-11     212,470,300.91     776,661.72        4.386       6.437       6.551
    73   25-Nov-11     207,376,373.76     693,929.13        4.015       6.595       6.582
    74   25-Dec-11     202,403,230.81     738,747.38        4.380       6.442       6.558
    75   25-Jan-12     197,548,024.70     658,345.19        3.999       6.610       6.590
    76   25-Feb-12     192,807,976.92     639,989.72        3.983       6.604       6.567
    77   25-Mar-12     188,180,017.13     739,212.55        4.714       6.287       6.572
    78   25-Apr-12     183,661,862.04     606,812.07        3.965       6.621       6.633
    79   25-May-12     179,250,922.26     647,775.34        4.337       6.461       6.610
    80   25-Jun-12     174,944,669.29     576,319.12        3.953       6.631       6.645
    81   25-Jul-12     170,740,634.07     615,576.67        4.326       6.470       6.623
    82   25-Aug-12     166,636,408.56     558,139.96        4.019       6.637       6.657
    83   25-Sep-12     162,630,795.52     543,013.94        4.007       6.649       6.665
    84   25-Oct-12     158,720,287.14     579,373.26        4.380       6.488       6.585
    85   25-Nov-12     154,902,640.01     515,335.24        3.992       6.662       6.620
    86   25-Dec-12     151,175,663.45     549,936.86        4.365       6.502       6.599
    87   25-Jan-13     147,537,218.32     490,608.42        3.990       6.662       6.633
    88   25-Feb-13     143,985,216.56     471,722.69        3.931       6.683       6.611
    89   25-Mar-13     140,517,086.57     590,198.84        5.040       6.185       6.617
    90   25-Apr-13     137,131,389.89     447,834.45        3.919       6.694       6.708
    91   25-May-13     133,826,180.88     478,865.90        4.294       6.533       6.685
    92   25-Jun-13     130,599,559.67     425,032.85        3.905       6.706       6.720
    93   25-Jul-13     127,449,671.05     454,888.65        4.283       6.543       6.697
    94   25-Aug-13     124,374,707.36     413,385.83        3.988       6.718       6.730
    95   25-Sep-13     121,374,111.19     402,827.25        3.983       6.723       6.736
    96   25-Oct-13     118,444,888.36     430,399.02        4.360       6.560       6.655


                              100 PPC, Over Fwd Libor + 200
=========================================================================================
Period        Date       Balance         Excess ($)    Excess (%)   LIBOR_1MO   LIBOR_6MO
     0    3-Nov-05
     1   25-Nov-05   1,162,489,625.21   2,505,375.93        2.586       6.000       6.360
     2   25-Dec-05   1,137,365,001.79   1,229,802.97        1.298       6.139       6.465
     3   25-Jan-06   1,112,599,460.13   1,191,141.78        1.285       6.343       6.544
     4   25-Feb-06   1,088,180,312.21   1,152,319.91        1.271       6.407       6.597
     5   25-Mar-06   1,064,096,081.12   1,142,908.56        1.289       6.478       6.645
     6   25-Apr-06   1,040,336,502.59   1,065,706.27        1.229       6.548       6.677
     7   25-May-06   1,016,892,521.45   1,033,501.45        1.220       6.602       6.701
     8   25-Jun-06     993,756,282.66     969,056.69        1.170       6.636       6.717
     9   25-Jul-06     970,921,116.72     939,122.11        1.161       6.652       6.726
    10   25-Aug-06     948,381,519.41     867,414.96        1.098       6.667       6.739
    11   25-Sep-06     926,133,125.57     884,857.93        1.147       6.680       6.742
    12   25-Oct-06     904,173,056.30     852,018.77        1.131       6.690       6.741
    13   25-Nov-06     882,499,522.66     795,550.46        1.082       6.697       6.739
    14   25-Dec-06     861,342,116.29     877,283.77        1.222       6.695       6.735
    15   25-Jan-07     840,688,598.38     835,713.85        1.193       6.724       6.733
    16   25-Feb-07     820,527,019.55     791,114.92        1.157       6.684       6.725
    17   25-Mar-07     800,845,712.99     758,595.98        1.137       6.678       6.726
    18   25-Apr-07     781,633,287.83     711,946.43        1.093       6.676       6.729
    19   25-May-07     762,878,622.59     681,887.85        1.073       6.676       6.732
    20   25-Jun-07     744,570,858.85     642,129.26        1.035       6.678       6.737
    21   25-Jul-07     726,699,395.01     618,645.18        1.022       6.682       6.742
    22   25-Aug-07     709,254,431.80     629,284.49        1.065       6.688       6.749
    23   25-Sep-07     692,339,087.22     608,604.91        1.055       6.692       6.754
    24   25-Oct-07     675,824,587.09     693,749.01        1.232       6.696       6.760
    25   25-Nov-07     659,701,468.77     569,615.49        1.036       6.702       6.767
    26   25-Dec-07     643,960,492.48     651,496.19        1.214       6.708       6.773
    27   25-Jan-08     628,592,636.13     535,712.10        1.023       6.717       6.780
    28   25-Feb-08     613,589,351.72   1,115,481.44        2.182       6.724       6.787
    29   25-Mar-08     598,997,089.35   1,291,731.45        2.588       6.729       6.793
    30   25-Apr-08     584,749,727.20   1,056,907.62        2.169       6.737       6.800
    31   25-May-08     570,839,141.25   1,127,790.23        2.371       6.743       6.886
    32   25-Jun-08     557,257,398.52   1,002,788.92        2.159       6.749       6.919
    33   25-Jul-08     543,996,752.54   1,075,311.02        2.372       6.756       6.897
    34   25-Aug-08     531,050,155.29   1,501,500.73        3.393       6.761       6.930
    35   25-Sep-08     518,450,086.04   1,464,971.89        3.391       6.766       6.935
    36   25-Oct-08     506,147,220.34   1,517,607.20        3.598       6.772       6.859
    37   25-Nov-08     494,134,569.44   1,336,171.28        3.245       6.936       6.891
    38   25-Dec-08     482,405,308.69   1,418,774.97        3.529       6.781       6.869
    39   25-Jan-09     470,952,773.68   1,248,201.47        3.180       6.941       6.902
    40   25-Feb-09     459,770,650.23   1,510,906.22        3.943       6.952       6.881
    41   25-Mar-09     448,870,223.90   1,865,231.09        4.986       6.476       6.886
    42   25-Apr-09     438,226,709.92   1,436,717.43        3.934       6.957       6.973
    43   25-May-09     427,834,071.07   1,526,281.67        4.281       6.807       6.952
    44   25-Jun-09     417,686,411.80   1,360,949.08        3.910       6.974       6.986
    45   25-Jul-09     407,777,974.91   1,449,864.76        4.267       6.819       6.964
    46   25-Aug-09     398,103,246.09   1,318,432.66        3.974       6.985       6.998
    47   25-Sep-09     388,658,550.82   1,286,702.49        3.973       6.982       7.004
    48   25-Oct-09     379,436,520.14   1,365,808.03        4.319       6.836       6.927
    49   25-Nov-09     370,431,921.18   1,217,917.27        3.945       7.003       6.960
    50   25-Dec-09     361,639,643.87   1,296,411.07        4.302       6.848       6.938
    51   25-Jan-10     353,054,698.08   1,155,516.13        3.927       7.016       6.971
    52   25-Feb-10     344,672,250.45   1,128,930.43        3.930       7.021       6.949
    53   25-Mar-10     336,487,593.35   1,401,934.37        5.000       6.539       6.954
    54   25-Apr-10     328,495,983.38   1,071,371.96        3.914       7.031       7.042
    55   25-May-10     320,692,882.79   1,142,511.92        4.275       6.874       7.019
    56   25-Jun-10     313,073,860.33   1,018,944.95        3.906       7.032       7.052
    57   25-Jul-10     305,634,588.72   1,085,024.69        4.260       6.884       7.029
    58   25-Aug-10     298,370,707.29     946,655.70        3.807       7.052       7.061
    59   25-Sep-10     291,246,719.06     924,047.42        3.807       7.051       7.064
    60   25-Oct-10     284,291,267.56     991,906.24        4.187       6.897       6.986
    61   25-Nov-10     277,500,384.53     876,826.79        3.792       7.065       7.017
    62   25-Dec-10     270,870,194.95     942,720.43        4.176       6.906       6.993
    63   25-Jan-11     264,396,914.81     833,270.52        3.782       7.073       7.025
    64   25-Feb-11     258,076,848.76     816,042.38        3.794       7.064       7.000
    65   25-Mar-11     251,906,689.17   1,032,750.93        4.920       6.588       7.004
    66   25-Apr-11     245,882,598.15     773,091.29        3.773       7.084       7.090
    67   25-May-11     240,001,135.41     832,040.58        4.160       6.923       7.065
    68   25-Jun-11     234,258,941.49     735,778.08        3.769       7.086       7.096
    69   25-Jul-11     228,652,735.88     791,275.32        4.153       6.929       7.071
    70   25-Aug-11     223,179,317.79     702,972.84        3.780       7.096       7.101
    71   25-Sep-11     217,836,043.79     685,432.81        3.776       7.099       7.104
    72   25-Oct-11     212,619,350.93     737,874.78        4.164       6.937       7.051
    73   25-Nov-11     207,526,256.93     653,322.93        3.778       7.095       7.082
    74   25-Dec-11     202,553,849.62     701,815.95        4.158       6.942       7.058
    75   25-Jan-12     197,699,285.23     619,669.51        3.761       7.110       7.090
    76   25-Feb-12     192,959,787.82     606,729.38        3.773       7.104       7.067
    77   25-Mar-12     188,332,784.32     711,774.97        4.535       6.787       7.072
    78   25-Apr-12     183,815,481.18     575,144.02        3.755       7.121       7.133
    79   25-May-12     179,405,292.82     619,268.83        4.142       6.961       7.110
    80   25-Jun-12     175,099,694.46     546,169.22        3.743       7.131       7.145
    81   25-Jul-12     170,896,220.64     588,430.06        4.132       6.970       7.123
    82   25-Aug-12     166,792,465.40     519,504.68        3.738       7.137       7.157
    83   25-Sep-12     162,786,107.02     505,311.94        3.725       7.149       7.165
    84   25-Oct-12     158,874,817.72     544,708.46        4.114       6.988       7.085
    85   25-Nov-12     155,056,355.81     479,435.01        3.710       7.162       7.120
    86   25-Dec-12     151,328,532.28     516,931.71        4.099       7.002       7.099
    87   25-Jan-13     147,689,209.61     456,423.80        3.709       7.162       7.133
    88   25-Feb-13     144,136,300.92     442,788.77        3.686       7.183       7.111
    89   25-Mar-13     140,667,758.53     567,623.20        4.842       6.685       7.117
    90   25-Apr-13     137,281,601.50     420,289.58        3.674       7.194       7.208
    91   25-May-13     133,975,886.28     453,789.35        4.065       7.033       7.185
    92   25-Jun-13     130,748,715.05     398,811.38        3.660       7.206       7.220
    93   25-Jul-13     127,598,234.56     431,009.81        4.053       7.043       7.197
    94   25-Aug-13     124,522,637.60     378,632.69        3.649       7.218       7.230
    95   25-Sep-13     121,520,175.42     368,915.91        3.643       7.223       7.236
    96   25-Oct-13     118,589,100.71     398,905.43        4.037       7.060       7.155

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Investor







1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $74,734,507
Number of Loans: 417
Average Current Balance: $179,219
Weighted Average Coupon: 7.746%
Weighted Average Net Coupon: 7.226%
Weighted Average Remaining Term: 356
Weighted Average Seasoning: 3
Second Liens: 0.40%
Weighted Average Combined OLTV: 83.88%
Weighted Average FICO: 651
Loans w/ Prepay Penalties: 77.10%
:
ARM Characteristics:
Weighted Average Coupon (Arm Only): 7.700%
Weighted Average Remaining Term (Arm Only): 357
Weighted Average Margin: 6.668%
Weighted Average Initial Per Cap: 2.012%
Weighted Average Per Cap: 1.500%
Weighted Average Lifetime Rate Cap: 6.012%
Weighted Average Months To Roll: 22
:
Loan Type:
Fixed: 11.76%
Balloons: 0.00%
2-28 Arms: 83.21%
3-27 Arms: 3.06%
Other Hybrid: 1.97%
:
Index:
6-Month Libor: 88.24%
1-Month Libor: 0.00%
Other Index: 11.76%



2. Loan Purpose

-----------------------------------------------------------------------------------------------------------------------
                                                              % of Mortgage     Weighted   Weighted
                                                              Loan Pool by      Average     Average        Weighted
                            Number of       Aggregate           Aggregate        Gross     Remaining       Average
Loan                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Purpose                       Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------
Purchase                          227         $41,146,520               55.06      7.620         355              87.09
Refinance - Cashout               188          32,903,049               44.03      7.902         356              80.08
Refinance - Rate Term               2             684,938                0.92      7.794         357              73.53
-----------------------------------------------------------------------------------------------------------------------
Total:                            417         $74,734,507              100.00      7.746         356              83.88
-----------------------------------------------------------------------------------------------------------------------


3. Occupancy

-----------------------------------------------------------------------------------------------------------------------
                                                              % of Mortgage     Weighted   Weighted
                                                              Loan Pool by      Average     Average        Weighted
                            Number of       Aggregate           Aggregate        Gross     Remaining       Average
                            Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Occupancy                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------
Investment                        417         $74,734,507              100.00      7.746         356              83.88
-----------------------------------------------------------------------------------------------------------------------
Total:                            417         $74,734,507              100.00      7.746         356              83.88
-----------------------------------------------------------------------------------------------------------------------


4. Property Type

-----------------------------------------------------------------------------------------------------------------------
                                                              % of Mortgage     Weighted   Weighted
                                                              Loan Pool by      Average     Average        Weighted
                            Number of       Aggregate           Aggregate        Gross     Remaining       Average
Property                    Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Type                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------
Single Family Residence           278         $48,795,406               65.29      7.753         356              84.44
2-4 Family                        102          19,862,714               26.58      7.809         356              82.09
Condo                              37           6,076,387                8.13      7.484         352              85.23
-----------------------------------------------------------------------------------------------------------------------
Total:                            417         $74,734,507              100.00      7.746         356              83.88
-----------------------------------------------------------------------------------------------------------------------



5. Documentation Type

-----------------------------------------------------------------------------------------------------------------------
                                                              % of Mortgage     Weighted   Weighted
                                                              Loan Pool by      Average     Average        Weighted
                            Number of       Aggregate           Aggregate        Gross     Remaining       Average
Documentation               Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Type                          Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------
Full Documentation                293         $51,606,379               69.05      7.586         355              87.24
Stated Documentation              115          20,731,165               27.74      8.112         356              76.44
EASY                                9           2,396,964                3.21      8.022         354              75.83
-----------------------------------------------------------------------------------------------------------------------
Total:                            417         $74,734,507              100.00      7.746         356              83.88
-----------------------------------------------------------------------------------------------------------------------


6. Fico Distribution

-----------------------------------------------------------------------------------------------------------------------
                                                              % of Mortgage     Weighted   Weighted
                                                              Loan Pool by      Average     Average        Weighted
                            Number of       Aggregate           Aggregate        Gross     Remaining       Average
Fico                        Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Distribution                  Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------
500 - 519                           8          $1,705,894                2.28      9.691         357              74.60
520 - 539                          12           1,760,288                2.36      8.910         357              74.57
540 - 559                          17           2,044,471                2.74      8.769         352              77.01
560 - 579                          14           1,558,801                2.09      8.678         356              77.43
580 - 599                          40           7,656,605               10.25      8.007         356              76.82
600 - 619                          38           6,497,474                8.69      7.934         356              85.87
620 - 639                          65          11,700,739               15.66      7.759         356              84.28
640 - 659                          54          11,432,954               15.30      7.548         356              86.93
660 - 679                          50           7,970,415               10.66      7.570         356              84.88
680 - 699                          34           5,351,203                7.16      7.286         356              85.56
700 - 719                          29           5,178,651                6.93      7.450         356              87.69
720 - 739                          24           4,925,085                6.59      7.393         351              85.98
740 - 759                          18           3,326,269                4.45      7.294         356              87.09
760 >=                             14           3,625,657                4.85      7.360         357              83.90
-----------------------------------------------------------------------------------------------------------------------
Total:                            417         $74,734,507              100.00      7.746         356              83.88
-----------------------------------------------------------------------------------------------------------------------
Minimum: 503
Maximum: 817
Weighted Average: 651.2


7. Combined Original Loan-to-Value Ratio (%)

-----------------------------------------------------------------------------------------------------------------------
                                                              % of Mortgage     Weighted   Weighted
Combined                                                      Loan Pool by      Average     Average        Weighted
Original                    Number of       Aggregate           Aggregate        Gross     Remaining       Average
Loan-to-Value               Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Ratio (%)                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------
<= 20.00                            1             $50,345                0.07     10.990         357              12.00
30.01 - 40.00                       1              77,850                0.10      8.250         357              33.33
40.01 - 50.00                       2             514,127                0.69      8.874         357              45.63
50.01 - 60.00                       6           1,488,253                1.99      7.829         356              56.47
60.01 - 70.00                      19           3,985,636                5.33      8.277         357              67.44
70.01 - 80.00                     124          22,651,560               30.31      7.905         356              79.22
80.01 - 90.00                     246          45,754,928               61.22      7.580         356              89.05
90.01 - 100.00                     18             211,808                0.28     12.266         136              95.00
-----------------------------------------------------------------------------------------------------------------------
Total:                            417         $74,734,507              100.00      7.746         356              83.88
-----------------------------------------------------------------------------------------------------------------------
Minimum: 12.00
Maximum: 95.00
Weighted Average by Original Balance: 83.88
Weighted Average by Current Balance: 83.88


8. Current Principal Balance ($)

-----------------------------------------------------------------------------------------------------------------------
                                                              % of Mortgage     Weighted   Weighted
                                                              Loan Pool by      Average     Average        Weighted
Current                     Number of       Aggregate           Aggregate        Gross     Remaining       Average
Principal                   Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Balance ($)                   Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------
$1 - $25,000                       21            $241,221                0.32     12.253         138              93.72
$25,001 - $50,000                   2              57,412                0.08     12.366         177              90.37
$50,001 - $75,000                  68           4,180,820                5.59      8.998         354              83.10
$75,001 - $100,000                 54           4,603,840                6.16      8.072         357              82.59
$100,001 - $150,000                74           9,233,202               12.35      8.064         357              85.39
$150,001 - $200,000                65          11,264,931               15.07      7.651         357              84.68
$200,001 - $250,000                36           8,018,425               10.73      7.622         357              82.57
$250,001 - $300,000                23           6,110,041                8.18      7.475         357              82.07
$300,001 - $350,000                26           8,465,852               11.33      7.315         355              86.13
$350,001 - $400,000                11           4,124,347                5.52      7.726         357              81.12
$400,001 - $450,000                16           6,858,335                9.18      7.415         357              85.13
$450,001 - $500,000                 4           1,878,051                2.51      7.622         357              85.04
$500,001 - $550,000                 8           4,177,648                5.59      7.493         357              84.35
$550,001 - $600,000                 5           2,834,992                3.79      7.715         357              83.90
$600,001 - $650,000                 1             618,555                0.83      7.300         357              80.00
$650,001 - $700,000                 2           1,319,128                1.77      8.210         356              90.00
$700,001 - $750,000                 1             747,708                1.00      7.400         356              55.56
-----------------------------------------------------------------------------------------------------------------------
Total:                            417         $74,734,507              100.00      7.746         356              83.88
-----------------------------------------------------------------------------------------------------------------------
Minimum: 5,115.64
Maximum: 747,707.51
Average: 179,219.44


9. Geographical Distribution

-----------------------------------------------------------------------------------------------------------------------
                                                              % of Mortgage     Weighted   Weighted
                                                              Loan Pool by      Average     Average        Weighted
                            Number of       Aggregate           Aggregate        Gross     Remaining       Average
Geographical                Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Distribution                  Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------
Arizona                             4            $522,600                0.70      8.051         357              79.84
Arkansas                            1             114,097                0.15      8.650         357              90.00
California                         55          13,390,076               17.92      7.428         354              83.10
Colorado                            1             206,536                0.28      7.500         357              90.00
Connecticut                         8           1,635,866                2.19      7.473         355              88.12
Delaware                            2             249,513                0.33      8.194         357              87.92
District of Columbia                6           1,056,609                1.41      7.604         357              84.27
Florida                            54           8,853,896               11.85      7.744         356              83.61
Georgia                            27           4,539,757                6.07      7.836         357              86.02
Hawaii                              8           1,750,357                2.34      7.103         356              85.57
Idaho                               1             170,358                0.23      6.350         356              90.00
Illinois                           34           4,457,555                5.96      7.835         356              84.97
Indiana                             2             134,784                0.18      8.143         357              82.93
Kansas                              2             562,662                0.75      7.849         357              90.00
Kentucky                            3             212,873                0.28      8.097         357              84.94
Maine                               1             159,704                0.21      8.450         357              68.38
Maryland                           19           3,202,814                4.29      7.759         357              85.32
Massachusetts                       7           1,831,419                2.45      8.372         356              76.45
Michigan                           25           1,851,140                2.48      8.796         357              82.75
Minnesota                          10           1,588,121                2.13      7.810         353              88.01
Missouri                            9             684,615                0.92      8.634         357              85.23
Nevada                              4             781,415                1.05      8.010         357              83.06
New Hampshire                       2             295,669                0.40      7.672         357              90.00
New Jersey                         26           7,075,116                9.47      7.850         356              83.41
New Mexico                          1             116,664                0.16      7.600         357              90.00
New York                           36          10,550,392               14.12      7.567         356              82.42
North Carolina                      5             275,263                0.37      9.286         316              81.81
Ohio                                7             592,125                0.79      8.075         354              83.86
Oklahoma                            1             108,688                0.15      8.200         357              90.00
Oregon                              1             190,944                0.26      6.990         357              90.00
Pennsylvania                       11           1,449,742                1.94      8.032         357              83.42
Rhode Island                        2             458,179                0.61      8.093         357              74.47
South Carolina                      5             493,063                0.66      8.426         357              88.02
Tennessee                           2             115,021                0.15      9.310         357              78.92
Texas                               5             470,305                0.63      7.669         353              89.13
Utah                                2             176,024                0.24      7.471         357              89.79
Vermont                             1             152,559                0.20      7.700         356              78.87
Virginia                           15           2,759,395                3.69      7.796         357              85.18
Washington                          6             981,234                1.31      7.558         353              83.23
West Virginia                       1              55,438                0.07      9.650         354              80.00
Wisconsin                           5             461,918                0.62      8.533         352              88.50
-----------------------------------------------------------------------------------------------------------------------
Total:                            417         $74,734,507              100.00      7.746         356              83.88
-----------------------------------------------------------------------------------------------------------------------
Number of States Represented: 41


10. Back Debt to Income Ratio

-----------------------------------------------------------------------------------------------------------------------
                                                              % of Mortgage     Weighted   Weighted
                                                              Loan Pool by      Average     Average        Weighted
                            Number of       Aggregate           Aggregate        Gross     Remaining       Average
                            Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Back Debt to Income Ratio     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------
0.0000 - 9.9999                     7          $1,542,879                2.06      8.332         357              87.83
10.0000 - 19.9999                  21           2,740,309                3.67      7.948         354              83.53
20.0000 - 24.9999                  25           3,736,736                5.00      7.741         353              82.51
25.0000 - 29.9999                  40           6,840,720                9.15      7.825         355              81.82
30.0000 - 34.9999                  33           6,066,271                8.12      7.916         356              83.21
35.0000 - 39.9999                  42           7,822,366               10.47      7.704         357              84.06
40.0000 - 44.9999                  66          10,823,425               14.48      7.782         356              82.28
45.0000 - 49.9999                  91          16,547,230               22.14      7.792         355              85.62
50.0000 - 54.9999                  92          18,614,570               24.91      7.539         356              84.16
-----------------------------------------------------------------------------------------------------------------------
Total:                            417         $74,734,507              100.00      7.746         356              83.88
-----------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 7.51
Maximum: 54.99
Non-Zero Weighted Average: 40.77


11. Zip Codes

-----------------------------------------------------------------------------------------------------------------------
                                                              % of Mortgage     Weighted   Weighted
                                                              Loan Pool by      Average     Average        Weighted
                            Number of       Aggregate           Aggregate        Gross     Remaining       Average
                            Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
Zip Codes                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------
07670                               2            $929,340                1.24      7.343         357              89.98
33019                               2             849,891                1.14      6.998         357              88.08
30315                               5             840,529                1.12      7.140         357              90.00
33904                               2             833,016                1.11      7.409         356              59.09
11967                               2             746,928                1.00      6.958         357              90.00
Other                             404          70,534,804               94.38      7.780         356              83.90
-----------------------------------------------------------------------------------------------------------------------
Total:                            417         $74,734,507              100.00      7.746         356              83.88
-----------------------------------------------------------------------------------------------------------------------


12.  5 Cities

-----------------------------------------------------------------------------------------------------------------------
                                                              % of Mortgage     Weighted   Weighted
                                                              Loan Pool by      Average     Average        Weighted
                            Number of       Aggregate           Aggregate        Gross     Remaining       Average
                            Mortgage      Cut-off Date        Cut-off Date      Interest     Term          Combined
 5 Cities                     Loans     Principal Balance   Principal Balance     Rate     (months)    Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------
ATLANTA                            14          $2,492,967                3.34      8.197         357              86.19
CHICAGO                            10           1,687,821                2.26      7.764         357              86.40
BROOKLYN                            4           1,560,397                2.09      7.334         357              73.01
STATEN ISLAND                       4           1,375,423                1.84      7.569         357              81.36
CAPE CORAL                          4           1,261,484                1.69      7.394         356              64.96
Other                             381          66,356,416               88.79      7.748         355              84.39
-----------------------------------------------------------------------------------------------------------------------
Total:                            417         $74,734,507              100.00      7.746         356              83.88
-----------------------------------------------------------------------------------------------------------------------


600k($)>13. Original Principal Balance > 600k ($)

------------------------------------------------------------------------------------------------------
                                                                                         Pct
Original                              % of     Weighted   Weighted   Weighted    Pct     Cash     Pct
Principal               Current      Current   Average    Average    Average    Owner    -out    Full
Balance > 600k ($)      Balance      Balance    Coupon      Fico       OLTV      Occ     Refi     Doc
------------------------------------------------------------------------------------------------------
$600,001 - $650,000     618,554.62     23.03      7.300        629      80.00    0.00   100.00    0.00
$650,001 - $700,000   1,319,127.61     49.12      8.210        622      90.00    0.00     0.00   49.29
$700,001 - $750,000     747,707.51     27.84      7.400        593      55.56    0.00   100.00    0.00
------------------------------------------------------------------------------------------------------
Total:                2,685,389.74    100.00      7.775        616      78.11    0.00    50.88   24.21
------------------------------------------------------------------------------------------------------



14. Product Types

-------------------------------------------------------------------------------------------------------------------------------
           Number of       Aggregate           Averagae                        Weighted                                Weighted
Product    Mortgage      Cut-off Date        Cut-off Date      % of Interest   Average    % of Owner                   Average
Types        Loans     Principal Balance   Principal Balance       Only          Fico      Occupied    % of Purchase     DTI
-------------------------------------------------------------------------------------------------------------------------------
30 Fixed          42          $8,104,450            $192,963            0.00        655         0.00           37.91      40.59
15 Fixed           8             209,754              26,219            0.00        648         0.00           60.82      30.40
Other            367          66,420,303             180,982            0.00        651         0.00           57.13      40.83
-------------------------------------------------------------------------------------------------------------------------------
Total:           417         $74,734,507            $179,219            0.00        651         0.00           55.06      40.77
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------
                                   Weighted
Product    % of Full   % of 2nd     Average
Types         Doc       Liens     Initial Cap
---------------------------------------------
30 Fixed       66.58       0.00         0.000
15 Fixed       60.82      73.50         0.000
Other          69.38       0.22         2.012
---------------------------------------------
Total:         69.05       0.40         2.012
---------------------------------------------


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

SABR 2005-FR5


              -------------------------------------------
                       Geographic distribution
              -------------------------------------------
              State                 %
              -------------------------------------------
              California                           28.12
              -------------------------------------------
              Florida                              11.00
              -------------------------------------------
              New York                             12.10
              -------------------------------------------
              New Jersey                            7.32
              -------------------------------------------
              Nevada                                1.87
              -------------------------------------------
              Texas                                 1.17
              -------------------------------------------
              Illinois                              4.30
              -------------------------------------------
              Washington                            1.26
              -------------------------------------------
              Maryland                              4.82
              -------------------------------------------
              Massachusetts                         3.64
              -------------------------------------------
              Arizona                               1.94
              -------------------------------------------
              Colorado                              1.12
              -------------------------------------------
              Oregon                                0.38
              -------------------------------------------
              Connecticut                           1.57
              -------------------------------------------
              Georgia                               2.89
              -------------------------------------------
              North Carolina                        0.82
              -------------------------------------------
              Alaska                                0.05
              -------------------------------------------
              Arkansas                              0.09
              -------------------------------------------
              Delaware                              0.27
              -------------------------------------------
              Hawaii                                1.94
              -------------------------------------------
              Idaho                                 0.20
              -------------------------------------------
              Indiana                               0.33
              -------------------------------------------
              Iowa                                  0.06
              -------------------------------------------
              Kansas                                0.13
              -------------------------------------------
              Kentucky                              0.07
              -------------------------------------------
              Maine                                 0.09
              -------------------------------------------
              Michigan                              1.37
              -------------------------------------------
              Minnesota                             1.58
              -------------------------------------------
              Missouri                              0.35
              -------------------------------------------
              Nebraska                              0.01
              -------------------------------------------
              New Hampshire                         0.54
              -------------------------------------------
              New Mexico                            0.09
              -------------------------------------------
              Ohio                                  0.62
              -------------------------------------------
              Oklahoma                              0.06
              -------------------------------------------
              Pennsylvania                          1.22
              -------------------------------------------
              Rhode Island                          0.29
              -------------------------------------------
              South Carolina                        0.44
              -------------------------------------------
              Tennessee                             0.41
              -------------------------------------------
              Utah                                  0.27
              -------------------------------------------
              Vermont                               0.04
              -------------------------------------------
              Virginia                              3.93
              -------------------------------------------
              West Virginia                         0.06
              -------------------------------------------
              Wisconsin                             0.58
              -------------------------------------------
              Wyoming                               0.01
              -------------------------------------------
              District of Columbia                  0.58
              -------------------------------------------

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Interest Only







1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 927
Aggregate Principal Balance ($): 272,495,719
Weighted Average Current Mortgage Rate (%): 6.496
Non-Zero Weighted Average Margin (%): 5.779
Non-Zero Weighted Average Maximum Rate (%): 12.518
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.41
% First Liens: 100.00
% Owner Occupied: 99.89
% Purchase: 70.81
% Full Documentation: 81.24
Non-Zero Weighted Average FICO Score: 650




2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month
 LIBOR/5 Year Interest Only         885   260,521,716       95.61      6.501         357      81.49      96.23        649      42.30
ARM - 3 Year/6 Month
 LIBOR/5 Year Interest Only          42    11,974,003        4.39      6.392         357      79.73      89.08        670      39.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                     198    67,390,125       24.73      5.756         357      79.90      94.43        663      42.25
6.000% - 6.999%                     529   154,026,447       56.52      6.493         357      81.12      96.13        649      42.19
7.000% - 7.999%                     175    46,640,265       17.12      7.411         357      83.57      97.08        635      42.14
8.000% - 8.999%                      24     4,379,383        1.61      8.220         357      91.77      99.14        632      41.78
9.000% - 9.999%                       1        59,500        0.02      9.500         356     100.00     100.00        655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 9.500%
Weighted Average: 6.496%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                     2       119,500        0.04      8.872         356     100.00     100.00        639      49.05
$75,001 - $100,000                   23     1,986,491        0.73      7.150         357      82.07      98.87        629      41.04
$100,001 - $125,000                  70     7,825,440        2.87      7.020         357      81.42      97.37        628      42.43
$125,001 - $150,000                  66     9,152,915        3.36      6.836         357      80.11      97.12        640      43.26
$150,001 - $175,000                  80    12,907,035        4.74      6.599         357      81.52      96.41        628      42.75
$175,001 - $200,000                  78    14,684,899        5.39      6.543         357      81.25      98.51        645      41.59
$200,001 - $225,000                  68    14,462,009        5.31      6.496         357      81.84      97.78        642      42.60
$225,001 - $250,000                  59    13,999,742        5.14      6.407         357      81.26      97.08        646      42.92
$250,001 - $275,000                  53    13,960,439        5.12      6.494         357      81.66      95.83        659      40.13
$275,001 - $300,000                  61    17,514,829        6.43      6.456         357      82.12      94.94        646      42.22
$300,001 - $325,000                  46    14,389,996        5.28      6.553         357      82.60      94.70        637      43.00
$325,001 - $350,000                  41    13,823,538        5.07      6.356         357      81.89      95.18        652      42.55
$350,001 - $375,000                  40    14,491,506        5.32      6.440         357      81.93      93.80        645      41.60
$375,001 - $400,000                  34    13,147,434        4.82      6.317         357      81.11      95.61        654      41.73
$400,001 - $425,000                  24     9,937,344        3.65      6.478         357      82.16      97.12        649      43.08
$425,001 - $450,000                  28    12,282,991        4.51      6.049         357      81.25      94.81        665      42.58
$450,001 - $475,000                  20     9,229,278        3.39      6.743         357      80.90      97.15        655      45.06
$475,001 - $500,000                  24    11,657,760        4.28      6.296         357      81.15      95.28        661      40.96
$500,001 - $750,000                 106    63,737,822       23.39      6.541         357      81.09      96.29        658      42.27
$750,001 - $1,000,000                 4     3,184,750        1.17      5.965         357      76.82      76.82        664      33.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $59,500
Maximum: $825,000
Average: $293,954


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
359                                   2       848,300        0.31      6.169         355      79.80      93.00        645      47.34
360                                 925   271,647,419       99.69      6.497         357      81.42      95.93        650      42.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 359
Maximum: 360
Weighted Average: 360


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                           927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 354
Maximum: 357
Weighted Average: 357


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
45.01% - 50.00%                       1       165,000        0.06      5.500         357      50.00      50.00        688      44.98
50.01% - 55.00%                       2       288,288        0.11      5.442         357      52.95      52.95        669      30.98
55.01% - 60.00%                       1       116,000        0.04      6.750         357      58.00      58.00        579      34.14
60.01% - 65.00%                       4     1,328,999        0.49      7.228         356      62.33      71.20        665      31.28
65.01% - 70.00%                       5     1,461,599        0.54      6.180         357      70.00      70.00        615      45.38
70.01% - 75.00%                      16     6,681,655        2.45      5.955         357      74.14      75.75        650      36.05
75.01% - 80.00%                     703   207,569,682       76.17      6.429         357      79.95      98.07        654      42.21
80.01% - 85.00%                      72    20,144,623        7.39      6.517         357      84.26      88.02        628      41.41
85.01% - 90.00%                      91    25,638,493        9.41      6.801         357      89.37      92.97        632      44.71
90.01% - 95.00%                      11     3,743,401        1.37      7.107         357      94.83      94.83        627      45.49
95.01% - 100.00%                     21     5,357,979        1.97      7.791         357     100.00     100.00        655      40.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.41%



8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                       1       301,500        0.11      6.950         357      90.00      90.00        648      41.25
4.001% - 4.500%                       4     1,208,560        0.44      5.175         357      77.00      91.00        691      43.78
4.501% - 5.000%                      59    19,679,495        7.22      5.498         357      79.51      94.03        668      42.91
5.001% - 5.500%                     207    69,778,106       25.61      5.951         357      80.38      95.69        659      42.05
5.501% - 6.000%                     294    85,806,843       31.49      6.417         357      80.96      95.45        646      42.44
6.001% - 6.500%                     203    55,871,070       20.50      6.902         357      81.83      96.81        646      41.76
6.501% - 7.000%                     159    39,850,145       14.62      7.581         357      84.64      97.22        637      42.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average: 5.779%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                      38    11,861,396        4.35      5.381         357      78.64      91.06        674      42.25
5.501% - 6.000%                     180    61,500,578       22.57      5.851         357      80.25      95.42        659      42.31
6.001% - 6.500%                     293    88,773,782       32.58      6.328         357      80.92      96.00        649      42.56
6.501% - 7.000%                     227    62,077,164       22.78      6.798         357      81.36      96.31        648      41.35
7.001% - 7.500%                     108    28,563,892       10.48      7.269         357      83.73      97.19        636      42.59
7.501% - 8.000%                      60    16,341,673        6.00      7.767         357      84.22      96.58        635      41.91
8.001% - 8.500%                      17     2,946,735        1.08      8.230         357      92.00      98.72        622      44.31
8.501% - 9.000%                       3       371,000        0.14      8.774         357     100.00     100.00        664      38.09
9.001% - 9.500%                       1        59,500        0.02      9.500         356     100.00     100.00        655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 9.500%
Non-Zero Weighted Average: 6.496%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%                    38    11,861,396        4.35      5.381         357      78.64      91.06        674      42.25
11.501% - 12.000%                   175    59,090,978       21.69      5.856         357      80.14      95.44        659      42.74
12.001% - 12.500%                   291    87,900,590       32.26      6.330         357      80.95      96.01        649      42.50
12.501% - 13.000%                   227    62,812,464       23.05      6.759         357      81.37      96.26        649      40.82
13.001% - 13.500%                   107    28,309,374       10.39      7.234         357      83.32      97.02        634      42.56
13.501% - 14.000%                    65    18,015,973        6.61      7.672         357      84.17      96.55        638      42.44
14.001% - 14.500%                    20     4,074,445        1.50      7.962         357      91.29      99.08        634      45.22
14.501% - 15.000%                     3       371,000        0.14      8.774         357     100.00     100.00        664      38.09
15.001% - 15.500%                     1        59,500        0.02      9.500         356     100.00     100.00        655      50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 15.500%
Non-Zero Weighted Average: 12.518%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
2.00%                               912   266,410,917       97.77      6.499         357      81.36      95.91        650      42.21
3.00%                                15     6,084,802        2.23      6.354         355      83.69      96.34        658      41.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.022%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.50%                               927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Next                                        Cut-off      Cut-off    Average     Average    Average    Average
Rate                          Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Adjustment                    Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Date                            Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Apr-07                                1       273,200        0.10      6.990         354      80.00     100.00        656      48.63
May-07                                7     2,832,102        1.04      6.301         355      88.00      94.24        633      43.10
Jun-07                              135    40,627,799       14.91      6.466         356      80.71      95.92        654      42.28
Jul-07                              742   216,788,616       79.56      6.509         357      81.55      96.32        648      42.29
May-08                                2       305,100        0.11      6.964         354      85.52      94.48        703      38.66
Jun-08                                6     1,950,345        0.72      7.004         356      74.78      88.73        702      38.94
Jul-08                               34     9,718,558        3.57      6.251         357      80.55      88.99        662      40.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted
Average: 2007-07-12


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          347   132,719,045       48.71      6.352         357      80.64      95.39        653      42.51
Florida                              91    21,563,743        7.91      6.653         357      82.37      95.33        646      40.13
New York                             37    14,309,253        5.25      6.481         357      80.88      93.43        654      43.28
Maryland                             52    13,697,352        5.03      6.492         357      83.40      97.33        639      41.71
Virginia                             32    10,543,822        3.87      6.552         357      82.03      96.95        667      42.28
New Jersey                           35     9,464,497        3.47      6.967         357      86.60      96.25        641      41.48
Massachusetts                        29     8,350,570        3.06      6.574         357      81.93      97.39        664      43.96
Colorado                             41     7,521,668        2.76      6.523         357      80.25      99.75        644      43.85
Hawaii                               18     7,127,817        2.62      6.225         357      80.77      98.78        678      40.87
Georgia                              41     6,807,932        2.50      6.861         357      82.07      98.21        637      42.09
Nevada                               23     5,902,425        2.17      6.737         357      81.50      95.87        639      39.97
Other                               181    34,487,595       12.66      6.733         357      81.73      96.17        637      42.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 37


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                             926   272,196,318       99.89      6.497         357      81.40      95.92        650      42.19
Second Home                           1       299,401        0.11      5.900         357      90.00     100.00        790      48.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             807   237,644,415       87.21      6.484         357      81.34      95.75        649      41.92
Condo                                81    20,058,030        7.36      6.529         357      82.07      97.24        648      44.18
2-4 Family                           39    14,793,274        5.43      6.642         357      81.64      96.88        666      43.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                            659   192,943,557       70.81      6.515         357      80.89      98.41        656      42.16
Refinance - Cashout                 264    78,278,851       28.73      6.438         357      82.63      89.73        634      42.16
Refinance - Rate Term                 4     1,273,311        0.47      7.260         357      86.45     100.00        608      48.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  806   221,383,446       81.24      6.400         357      81.65      95.73        643      42.30
Stated Documentation                111    47,562,205       17.45      6.900         357      79.45      97.02        681      41.99
Easy Documentation                   10     3,550,069        1.30      7.092         357      92.83      92.83        650      38.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   138    34,203,385       12.55      6.913         357      82.50      96.93        648      41.51
12                                   71    26,245,630        9.63      6.691         357      81.21      96.17        659      42.63
24                                  642   192,481,721       70.64      6.428         357      81.17      96.09        650      42.26
36                                   76    19,564,984        7.18      6.177         357      82.19      92.12        643      42.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 24


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                            927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                            15     2,932,279        1.08      6.983         357      80.36      96.97        578      38.19
581 - 600                           176    42,382,257       15.55      6.730         357      81.94      95.67        591      42.72
601 - 620                           135    36,177,538       13.28      6.663         357      82.39      93.97        610      41.71
621 - 640                           135    39,911,710       14.65      6.419         357      82.13      94.32        630      43.46
641 - 660                           145    44,639,148       16.38      6.357         357      81.42      95.58        650      42.36
661 - 680                           113    41,479,033       15.22      6.573         357      81.03      97.48        669      41.18
681 - 700                            89    25,537,755        9.37      6.354         357      79.59      96.61        689      41.65
701 - 720                            56    20,411,967        7.49      6.279         357      80.77      98.37        709      42.33
721 - 740                            26     7,899,091        2.90      6.351         357      80.86      96.31        730      45.06
741 - 760                            18     5,632,183        2.07      6.304         357      80.68      95.85        750      37.99
761 - 780                            12     3,925,613        1.44      6.245         357      81.31     100.00        768      44.81
781 - 800                             6     1,347,145        0.49      6.567         357      82.22     100.00        793      36.00
801 >=                                1       220,000        0.08      5.850         357      80.00     100.00        813      45.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                              927   272,495,719      100.00      6.496         357      81.41      95.92        650      42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 572
Maximum: 813
Weighted Average: 650


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.


[LOGO] BARCLAYS
       CAPITAL

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR5 Preliminary Collateral Analysis
All records
5,723 records
Balance: 1,162,489,625


Entire Pool

                                                                       % of
                                                                   Mortgage
                                                               Loan Pool by
                                                 Aggregate        Aggregate         Weighted         Weighted
                                   Number          Cut-off          Cut-off          Average          Average         Weighted
                                       of             Date             Date            Gross        Remaining          Average
Back Debt to Income              Mortgage        Principal        Principal         Interest             Term         Original
Ratio Entire Pool                   Loans          Balance          Balance             Rate         (months)          LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 9.99                            32   $    8,666,195             0.75            7.273              356            81.31
10.00 - 19.99                         128       24,613,471             2.12            7.264              355            82.51
20.00 - 24.99                         135       25,120,667             2.16            7.389              355            80.41
25.00 - 29.99                         351       62,897,816             5.41            7.345              356            81.36
30.00 - 34.99                         510       92,170,363             7.93            7.386              355            81.38
35.00 - 39.99                         781      147,252,296            12.67            7.406              355            82.47
40.00 - 44.99                       1,163      234,576,113            20.18            7.300              356            82.28
45.00 - 49.99                       2,016      424,705,006            36.53            7.241              356            83.13
50.00 - 54.99                         606      142,263,216            12.24            7.409              356            80.33
55.00 >=                                1          224,481             0.02            7.350              357            79.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                              5,723   $1,162,489,625           100.00            7.315              356            82.21
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 2.39
Maximum: 55.00
Weighted Average: 42.33



Interest Only Loans

                                                                       % of
                                                                   Mortgage
                                                               Loan Pool by
                                                 Aggregate        Aggregate         Weighted         Weighted
                                   Number          Cut-off          Cut-off          Average          Average         Weighted
                                       of             Date             Date            Gross        Remaining          Average
Back Debt to Income              Mortgage        Principal        Principal         Interest             Term         Original
Ratio IO Loans Only                 Loans          Balance          Balance             Rate         (months)          LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 9.99                             2   $      644,350             0.24            6.555              357            83.42
10.00 - 19.99                          16        4,881,728             1.79            6.276              357            80.31
20.00 - 24.99                          15        5,655,639             2.08            6.207              357            79.32
25.00 - 29.99                          46       14,664,038             5.38            6.427              357            80.07
30.00 - 34.99                          76       20,566,808             7.55            6.662              357            80.75
35.00 - 39.99                         122       33,911,106            12.44            6.609              357            81.81
40.00 - 44.99                         206       61,509,019            22.57            6.528              357            81.16
45.00 - 49.99                         434      127,842,446            46.92            6.459              357            81.79
50.00 - 54.99                          10        2,820,586             1.04            6.213              357            82.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                                927   $  272,495,719           100.00            6.496              357            81.41
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.56
Maximum: 52.15
Weighted Average: 42.19



3. Range of Original LTV Ratios (%) IO Only

                                                                       % of
                                                                   Mortgage
                                                               Loan Pool by
                                                 Aggregate        Aggregate         Weighted         Weighted
                                   Number          Cut-off          Cut-off          Average          Average         Weighted
                                       of             Date             Date            Gross        Remaining          Average
Range of Original LTV            Mortgage        Principal        Principal         Interest             Term         Original
Ratios (%) IO Only                  Loans          Balance          Balance             Rate         (months)         CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                           1   $      165,000             0.06            5.500              357            50.00
50.01 - 55.00                           2          288,288             0.11            5.442              357            52.95
55.01 - 60.00                           1          116,000             0.04            6.750              357            58.00
60.01 - 65.00                           4        1,328,999             0.49            7.228              356            62.33
65.01 - 70.00                           5        1,461,599             0.54            6.180              357            70.00
70.01 - 75.00                          16        6,681,655             2.45            5.955              357            74.14
75.01 - 80.00                         703      207,569,682            76.17            6.429              357            79.95
80.01 - 85.00                          72       20,144,623             7.39            6.517              357            84.26
85.01 - 90.00                          91       25,638,493             9.41            6.801              357            89.37
90.01 - 95.00                          11        3,743,401             1.37            7.107              357            94.83
95.01 - 100.00                         21        5,357,979             1.97            7.791              357           100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                927   $  272,495,719           100.00            6.496              357            81.41
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.41%



4. FICO Score IO Only

                                                                       % of
                                                                   Mortgage
                                                               Loan Pool by
                                                 Aggregate        Aggregate         Weighted         Weighted
                                   Number          Cut-off          Cut-off          Average          Average         Weighted
                                       of             Date             Date            Gross        Remaining          Average
                                 Mortgage        Principal        Principal         Interest             Term         Original
FICO Score IO Only                  Loans          Balance          Balance             Rate         (months)         CLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                              15   $    2,932,279             1.08            6.983              357            80.36
581 - 600                             176       42,382,257            15.55            6.730              357            81.94
601 - 620                             135       36,177,538            13.28            6.663              357            82.39
621 - 640                             135       39,911,710            14.65            6.419              357            82.13
641 - 660                             145       44,639,148            16.38            6.357              357            81.42
661 - 680                             113       41,479,033            15.22            6.573              357            81.03
681 - 700                              89       25,537,755             9.37            6.354              357            79.59
701 - 720                              56       20,411,967             7.49            6.279              357            80.77
721 - 740                              26        7,899,091             2.90            6.351              357            80.86
741 - 760                              18        5,632,183             2.07            6.304              357            80.68
761 - 780                              12        3,925,613             1.44            6.245              357            81.31
781 - 800                               6        1,347,145             0.49            6.567              357            82.22
801 >=                                  1          220,000             0.08            5.850              357            80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                927   $  272,495,719           100.00            6.496              357            81.41
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 572
Maximum: 813
Non-Zero Weighted Average: 650



Silent Seconds

                                                                       % of
                                                                   Mortgage
                                                               Loan Pool by
                                                 Aggregate        Aggregate         Weighted         Weighted
                                   Number          Cut-off          Cut-off          Average          Average         Weighted
                                       of             Date             Date            Gross        Remaining          Average
Back Debt to Income              Mortgage        Principal        Principal         Interest             Term         Original
Ratio Silent Seconds                Loans          Balance          Balance             Rate         (months)          LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 9.99                             8   $    2,476,302             0.48            7.395              357            85.44
10.00 - 19.99                          35        8,369,844             1.63            6.753              355            83.00
20.00 - 24.99                          38        9,596,996             1.87            6.807              357            81.70
25.00 - 29.99                         109       25,446,107             4.95            6.925              357            81.52
30.00 - 34.99                         182       40,247,831             7.83            7.046              357            81.39
35.00 - 39.99                         298       64,899,041            12.62            7.031              357            82.02
40.00 - 44.99                         455      111,934,291            21.77            6.894              357            81.47
45.00 - 49.99                         894      232,301,824            45.18            6.805              357            81.34
50.00 - 54.99                          96       18,892,378             3.67            7.226              357            84.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                              2,115   $  514,164,614           100.00            6.895              357            81.62
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.56
Maximum: 54.96
Weighted Average: 42.32

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
2nd Lien







1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 1,241
Aggregate Principal Balance ($): 63,866,485
Weighted Average Current Mortgage Rate (%): 10.050
Non-Zero Weighted Average Margin (%): 0.000
Non-Zero Weighted Average Maximum Rate (%): 0.000
Non-Zero Weighted Average Months to Roll: 0
Weighted Average Stated Original Term (months): 343
Weighted Average Stated Remaining Term (months): 340
Weighted Average Combined Original LTV (%): 99.32
% First Liens: 0.00
% Owner Occupied: 99.41
% Purchase: 79.83
% Full Documentation: 63.72
Non-Zero Weighted Average FICO Score: 651

2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                       15       116,471        0.18     12.034          57      94.13      94.13        577      43.39
Fixed - 10 Year                     151     1,488,153        2.33     11.891         117      95.32      95.32        588      40.75
Fixed - 15 Year                     100     2,146,865        3.36     11.140         177      96.80      96.80        627      40.43
Fixed - 20 Year                      89     2,365,554        3.70     10.300         237      99.59      99.59        632      41.22
Fixed - 30 Year                     886    57,749,443       90.42      9.948         357      99.52      99.52        654      42.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Gross                         Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Interest                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
7.000% - 7.999%                       4       264,888        0.41      7.990         346      99.24      99.24        668      44.76
8.000% - 8.999%                     122     6,883,643       10.78      8.823         353      99.54      99.54        687      41.37
9.000% - 9.999%                     400    27,017,028       42.30      9.541         352      99.61      99.61        673      42.96
10.000% - 10.999%                   365    19,817,960       31.03     10.506         341      99.43      99.43        629      42.62
11.000% - 11.999%                   222     8,322,465       13.03     11.270         322      98.87      98.87        608      42.32
12.000% - 12.999%                   118     1,451,891        2.27     12.284         157      94.91      94.91        601      39.23
13.000% - 13.999%                    10       108,610        0.17     13.313         139      90.70      90.70        618      43.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.990%
Maximum: 13.750%
Weighted Average: 10.050%


4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Cut-off                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Date Principal                Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Balances ($)                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                        323     4,484,717        7.02     11.211         183      96.97      96.97        613      40.49
$25,001 - $50,000                   412    14,933,318       23.38     10.012         347      99.61      99.61        647      41.99
$50,001 - $75,000                   235    14,422,163       22.58      9.955         354      99.40      99.40        652      42.40
$75,001 - $100,000                  124    10,690,706       16.74      9.999         353      99.48      99.48        650      43.56
$100,001 - $125,000                  72     8,013,493       12.55      9.925         355      99.71      99.71        664      44.14
$125,001 - $150,000                  43     5,821,207        9.11      9.917         352      99.62      99.62        657      40.88
$150,001 - $175,000                  17     2,748,539        4.30     10.013         357      99.50      99.50        645      44.10
$175,001 - $200,000                  15     2,752,344        4.31      9.758         357      98.74      98.74        681      42.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $194,710
Average: $51,464


5. Original Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
Original                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
60                                   15       116,471        0.18     12.034          57      94.13      94.13        577      43.39
120                                 151     1,488,153        2.33     11.891         117      95.32      95.32        588      40.75
180                                 100     2,146,865        3.36     11.140         177      96.80      96.80        627      40.43
240                                  89     2,365,554        3.70     10.300         237      99.59      99.59        632      41.22
360                                 886    57,749,443       90.42      9.948         357      99.52      99.52        654      42.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 343


6. Range of Remaining Terms (month)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Remaining                     Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Terms                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
(month)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1 - 60                               15       116,471        0.18     12.034          57      94.13      94.13        577      43.39
61 - 120                            151     1,488,153        2.33     11.891         117      95.32      95.32        588      40.75
121 - 180                           100     2,146,865        3.36     11.140         177      96.80      96.80        627      40.43
181 - 240                            89     2,365,554        3.70     10.300         237      99.59      99.59        632      41.22
301 - 360                           886    57,749,443       90.42      9.948         357      99.52      99.52        654      42.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 340


7. Range of Combined Original LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range of                                    Cut-off      Cut-off    Average     Average    Average    Average
Combined                      Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Original                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
LTV Ratios (%)                  Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
80.01% - 85.00%                       5        82,438        0.13     12.310         148      85.00      85.00        608      36.48
85.01% - 90.00%                      35     1,335,894        2.09     10.532         312      89.42      89.42        659      40.74
90.01% - 95.00%                     225     4,693,470        7.35     10.877         258      94.77      94.77        624      41.89
95.01% - 100.00%                    976    57,754,684       90.43      9.969         348      99.94      99.94        653      42.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 85.00%
Maximum: 100.00%
Weighted Average: 99.32%


8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Range                                       Cut-off      Cut-off    Average     Average    Average    Average
of                            Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Gross                         Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Margins (%)                     Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Minimum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
Range                                      Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
of                                          Cut-off      Cut-off    Average     Average    Average    Average
Maximum                       Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Mortgage                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Rates (%)                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


11. Initial Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Initial Cap (%)                 Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


12. Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Periodic                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Cap (%)                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%


13. Next Rate Adjustment Date

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Product                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 0


14. Geographical Distribution

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Geographical                  Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Distribution                    Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                          239    20,233,053       31.68      9.919         349      99.41      99.41        652      43.74
New York                             99     7,616,945       11.93     10.040         345      99.12      99.12        667      44.57
Florida                             149     6,374,286        9.98     10.154         337      99.25      99.25        652      40.42
Maryland                             56     2,996,978        4.69      9.911         348      99.59      99.59        649      41.98
New Jersey                           52     2,752,235        4.31     10.077         342      98.81      98.81        653      41.23
Massachusetts                        48     2,619,450        4.10      9.878         350      99.72      99.72        654      42.90
Georgia                              85     2,592,783        4.06     10.165         325      99.69      99.69        639      40.82
Illinois                             63     2,262,825        3.54      9.891         332      99.63      99.63        667      41.92
Virginia                             32     1,959,835        3.07      9.657         345      98.48      98.48        656      42.65
Hawaii                               18     1,571,370        2.46     10.343         355      98.93      98.93        648      40.86
Colorado                             37     1,542,876        2.42     10.074         346      99.79      99.79        633      42.85
Other                               363    11,343,849       17.76     10.334         320      99.32      99.32        637      41.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 40


15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
                              Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Occupancy                       Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                           1,212    63,491,964       99.41     10.037         341      99.36      99.36        650      42.56
Investment                           23       298,633        0.47     12.274         145      93.08      93.08        666      36.19
Second Home                           6        75,889        0.12     12.244         147      95.00      95.00        682      38.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Property                      Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Types                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           1,036    52,260,944       81.83     10.049         339      99.37      99.37        648      42.30
2-4 Family                          102     6,435,946       10.08     10.059         341      99.22      99.22        672      44.05
Condo                               103     5,169,595        8.09     10.051         348      99.00      99.00        654      42.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Loan                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Purpose                         Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                            965    50,983,911       79.83     10.084         341      99.60      99.60        652      42.92
Refinance - Cashout                 273    12,847,532       20.12      9.910         336      98.23      98.23        644      40.92
Refinance - Rate Term                 3        35,042        0.05     12.384         117      93.63      93.63        581      53.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Documentation                 Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Level                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  913    40,698,672       63.72     10.018         335      99.28      99.28        637      41.99
Stated Documentation                325    23,126,385       36.21     10.104         350      99.43      99.43        674      43.49
Easy Documentation                    3        41,428        0.06     12.442         155      88.58      88.58        620      30.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


19. Original Prepayment Penalty Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
Original                                    Cut-off      Cut-off    Average     Average    Average    Average
Prepayment                    Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Penalty                       Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Term (months)                   Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                   422    18,354,640       28.74     10.187         336      99.36      99.36        652      41.75
12                                  139     8,878,684       13.90      9.916         344      99.43      99.43        665      44.31
24                                  612    33,706,911       52.78     10.034         342      99.25      99.25        647      42.43
36                                   68     2,926,250        4.58      9.794         339      99.60      99.60        647      43.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22


20. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
Lien                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Position                        Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
2nd Lien                          1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------


21. FICO Score

------------------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                        Mortgage
                                                          Loan
                                                         Pool by
                                           Aggregate    Aggregate   Weighted   Weighted    Weighted   Weighted
                                            Cut-off      Cut-off    Average     Average    Average    Average
                              Number of      Date         Date       Gross     Remaining   Combined   Original   Weighted   Weighted
FICO                          Mortgage     Principal    Principal   Interest     Term      Original     LTV      Average    Average
Score                           Loans       Balance      Balance      Rate     (months)      LTV        w SS       FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
541 - 560                            47       601,317        0.94     11.168         190      96.30      96.30        554      41.13
561 - 580                            98     1,589,106        2.49     11.721         221      94.99      94.99        573      41.68
581 - 600                           162     6,625,607       10.37     10.987         329      99.48      99.48        590      42.44
601 - 620                           125     6,025,920        9.44     10.688         340      99.46      99.46        611      41.95
621 - 640                           232    12,985,622       20.33     10.454         341      99.43      99.43        630      42.81
641 - 660                           191    10,575,943       16.56      9.614         347      99.56      99.56        651      42.67
661 - 680                           179    12,191,437       19.09      9.524         352      99.74      99.74        670      42.33
681 - 700                            84     5,175,311        8.10      9.444         353      99.38      99.38        688      42.74
701 - 720                            56     3,389,479        5.31      9.396         344      98.81      98.81        711      42.11
721 - 740                            25     1,600,496        2.51      9.494         349      99.47      99.47        729      40.63
741 - 760                            26     2,203,336        3.45      9.719         354      98.90      98.90        747      45.83
761 - 780                            10       624,771        0.98      9.422         348      99.39      99.39        769      43.38
781 - 800                             5       231,269        0.36      9.444         341     100.00     100.00        791      36.74
801 >=                                1        46,872        0.07      8.500         357     100.00     100.00        810      45.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                            1,241    63,866,485      100.00     10.050         340      99.32      99.32        651      42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 549
Maximum: 810
Weighted Average: 651


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR5 Preliminary Collateral Analysis
All records
5,723 records
Balance: 1,162,489,625


1. Summary Info

Percent Silent Seconds: 44.23
Investment Homes in FL and Las Vegas: 0.83
WA DTI: 42.33
ARM Balance: 995,029,272.36
Fixed Balance: 167460353



2. CLTV FICO ARM PURCHASE

CLTV FICO
ARM PURCHASE        0 to 499    500 to 519    520 to 539    540 to 559    560 to 579    580 to 599    600 to 619    620 to 639
------------        --------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
0.01 - 65.00         0.00%         0.17%         0.20%         0.08%         0.10%         0.02%         0.13%         0.04%
65.01 - 70.00        0.00%         0.05%         0.17%         0.03%         0.05%         0.06%         0.09%         0.17%
70.01 - 75.00        0.00%         0.04%         0.10%         0.27%         0.08%         0.16%         0.18%         0.32%
75.01 - 78.00        0.00%         0.03%         0.00%         0.13%         0.28%         0.04%         0.16%         0.03%
78.01 - 80.00        0.00%         0.73%         0.57%         0.84%         0.99%         5.18%         3.95%        12.44%
80.01 - 85.00        0.00%         0.12%         0.68%         0.61%         0.28%         0.79%         0.72%         0.58%
85.01 - 90.00        0.00%         0.00%         0.00%         2.13%         3.28%         1.99%         2.61%         2.65%
90.01 - 95.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.34%         0.09%         0.00%
95.01 - 100.00       0.00%         0.00%         0.00%         0.00%         0.00%         0.01%         0.39%         0.31%
100 +                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

CLTV FICO
ARM PURCHASE        640 to 659    660 to 679    680 to 699    700 to 719   720 +
------------        ----------    ----------    ----------    ----------  ------
0.01 - 65.00           0.02%         0.00%         0.20%         0.04%    0.10%
65.01 - 70.00          0.00%         0.00%         0.00%         0.00%    0.03%
70.01 - 75.00          0.35%         0.24%         0.16%         0.00%    0.00%
75.01 - 78.00          0.00%         0.08%         0.00%         0.00%    0.14%
78.01 - 80.00         10.75%        12.40%         7.57%         5.17%    6.95%
80.01 - 85.00          0.79%         0.20%         0.09%         0.12%    0.19%
85.01 - 90.00          2.47%         0.82%         0.81%         0.76%    1.19%
90.01 - 95.00          0.07%         0.34%         0.11%         0.18%    0.18%
95.01 - 100.00         0.60%         0.32%         0.39%         0.27%    0.46%
100 +                  0.00%         0.00%         0.00%         0.00%    0.00%



3. CLTV FICO ARM Rate Term

CLTV FICO ARM
Rate Term           0 to 499    500 to 519    520 to 539    540 to 559    560 to 579    580 to 599    600 to 619    620 to 639
-------------       --------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
0.01 - 65.00         0.00%         0.00%         4.13%         0.00%         4.14%         0.00%         3.98%         3.48%
65.01 - 70.00        0.00%         0.00%         0.00%         3.85%         2.11%         6.95%         0.00%         0.00%
70.01 - 75.00        0.00%         0.00%         5.03%         0.00%         0.00%         0.00%         0.00%         0.00%
75.01 - 78.00        0.00%         2.48%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
78.01 - 80.00        0.00%         0.00%         0.00%         0.00%         0.00%        10.39%         0.00%         0.00%
80.01 - 85.00        0.00%         0.00%         2.98%         0.00%         0.00%         0.00%         0.00%         4.57%
85.01 - 90.00        0.00%         0.00%         0.00%         0.00%         3.55%         0.00%        15.39%         3.77%
90.01 - 95.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
95.01 - 100.00       0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
100 +                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

CLTV FICO ARM
Rate Term           640 to 659    660 to 679    680 to 699    700 to 719   720 +
-------------       ----------    ----------    ----------    ----------  ------
0.01 - 65.00           0.00%         0.00%         0.00%         0.00%    0.00%
65.01 - 70.00          0.00%         0.00%         0.00%         0.00%    0.00%
70.01 - 75.00          0.00%         0.00%         0.00%         0.00%    0.00%
75.01 - 78.00          0.00%         0.00%         0.00%         0.00%    0.00%
78.01 - 80.00          0.00%         9.89%         0.00%         0.00%    6.84%
80.01 - 85.00          0.00%         3.06%         0.00%         0.00%    0.00%
85.01 - 90.00          3.42%         0.00%         0.00%         0.00%    0.00%
90.01 - 95.00          0.00%         0.00%         0.00%         0.00%    0.00%
95.01 - 100.00         0.00%         0.00%         0.00%         0.00%    0.00%
100 +                  0.00%         0.00%         0.00%         0.00%    0.00%



4. CLTV FICO ARM Cash Out

CLTV FICO ARM
Cash Out            0 to 499    500 to 519    520 to 539    540 to 559    560 to 579    580 to 599    600 to 619    620 to 639
------------        --------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
0.01 - 65.00         0.00%         1.17%         1.05%         1.05%         1.18%         0.95%         0.80%         0.80%
65.01 - 70.00        0.00%         0.87%         0.83%         1.12%         0.64%         0.87%         0.80%         0.32%
70.01 - 75.00        0.00%         1.36%         1.18%         1.17%         0.66%         1.02%         1.13%         0.91%
75.01 - 78.00        0.00%         0.07%         0.19%         0.42%         0.21%         0.27%         0.73%         0.72%
78.01 - 80.00        0.00%         2.65%         2.03%         1.64%         1.27%         3.41%         3.56%         4.04%
80.01 - 85.00        0.00%         0.20%         2.03%         2.16%         2.30%         3.40%         2.94%         1.78%
85.01 - 90.00        0.00%         0.00%         0.20%         1.85%         2.82%         2.53%         4.39%         3.31%
90.01 - 95.00        0.00%         0.00%         0.00%         0.08%         0.04%         0.77%         0.45%         0.36%
95.01 - 100.00       0.00%         0.00%         0.00%         0.00%         0.00%         0.04%         0.44%         0.41%
100 +                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

CLTV FICO ARM
Cash Out            640 to 659    660 to 679    680 to 699    700 to 719   720 +
------------        ----------    ----------    ----------    ----------  ------
0.01 - 65.00           0.64%         0.32%         0.35%         0.02%    0.26%
65.01 - 70.00          0.48%         0.09%         0.14%         0.00%    0.00%
70.01 - 75.00          0.35%         0.33%         0.16%         0.49%    0.12%
75.01 - 78.00          0.09%         0.18%         0.10%         0.00%    0.00%
78.01 - 80.00          4.29%         2.94%         2.29%         1.21%    1.07%
80.01 - 85.00          1.04%         1.07%         0.76%         0.11%    0.32%
85.01 - 90.00          1.63%         1.30%         0.85%         0.44%    0.52%
90.01 - 95.00          0.64%         0.51%         0.03%         0.13%    0.19%
95.01 - 100.00         0.16%         0.38%         0.16%         0.19%    0.05%
100 +                  0.00%         0.00%         0.00%         0.00%    0.00%



5. CLTV FICO Fixed PURCHASE

CLTV FICO
Fixed PURCHASE      0 to 499    500 to 519    520 to 539    540 to 559    560 to 579    580 to 599    600 to 619    620 to 639
--------------      --------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
0.01 - 65.00         0.00%         0.00%         0.00%         0.14%         0.00%         0.00%         0.20%         0.00%
65.01 - 70.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.59%
70.01 - 75.00        0.00%         0.09%         0.00%         0.43%         0.08%         0.00%         0.00%         0.00%
75.01 - 78.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
78.01 - 80.00        0.00%         0.22%         0.17%         0.14%         0.00%         2.55%         2.56%         1.98%
80.01 - 85.00        0.00%         0.00%         0.65%         0.06%         0.29%         0.00%         0.33%         0.00%
85.01 - 90.00        0.00%         0.00%         0.00%         0.13%         1.29%         0.21%         0.50%         0.41%
90.01 - 95.00        0.00%         0.00%         0.00%         0.32%         0.68%         0.52%         0.07%         0.37%
95.01 - 100.00       0.00%         0.00%         0.00%         0.00%         0.14%         6.59%         4.96%        12.35%
100 +                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

CLTV FICO
Fixed PURCHASE      640 to 659    660 to 679    680 to 699    700 to 719   720 +
--------------      ----------    ----------    ----------    ----------  ------
0.01 - 65.00           0.12%         0.00%         0.25%         0.00%    0.00%
65.01 - 70.00          0.58%         0.00%         0.00%         0.00%    0.00%
70.01 - 75.00          0.00%         0.00%         0.00%         0.00%    0.49%
75.01 - 78.00          0.00%         0.00%         0.00%         0.00%    0.00%
78.01 - 80.00          5.01%         3.94%         2.91%         0.75%    3.70%
80.01 - 85.00          0.51%         0.56%         0.23%         0.00%    0.00%
85.01 - 90.00          2.35%         0.62%         0.08%         1.32%    1.17%
90.01 - 95.00          0.34%         0.08%         0.10%         0.35%    0.23%
95.01 - 100.00         9.65%        12.96%         4.86%         2.59%    5.25%
100 +                  0.00%         0.00%         0.00%         0.00%    0.00%



6. CLTV FICO Fixed Rate Term

CLTV FICO Fixed
Rate Term           0 to 499    500 to 519    520 to 539    540 to 559    560 to 579    580 to 599    600 to 619    620 to 639
------------        --------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
0.01 - 65.00         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
65.01 - 70.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
70.01 - 75.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
75.01 - 78.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
78.01 - 80.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
80.01 - 85.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
85.01 - 90.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.79%        45.44%         0.00%
90.01 - 95.00        0.00%         0.00%         0.00%         0.00%         2.09%         0.00%         0.00%         0.00%
95.01 - 100.00       0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
100 +                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

CLTV FICO Fixed
Rate Term           640 to 659    660 to 679    680 to 699    700 to 719   720 +
---------------     ----------    ----------    ----------    ----------  ------
0.01 - 65.00           0.00%         0.00%         0.00%         0.00%    0.00%
65.01 - 70.00          0.00%         0.00%         0.00%         0.00%    0.00%
70.01 - 75.00          0.00%         0.00%         0.00%         0.00%    0.00%
75.01 - 78.00          0.00%         0.00%         0.00%         0.00%    0.00%
78.01 - 80.00          0.00%         0.00%         0.00%         0.00%    0.00%
80.01 - 85.00         10.35%         0.00%        32.09%         0.00%    0.00%
85.01 - 90.00          0.00%         9.23%         0.00%         0.00%    0.00%
90.01 - 95.00          0.00%         0.00%         0.00%         0.00%    0.00%
95.01 - 100.00         0.00%         0.00%         0.00%         0.00%    0.00%
100 +                  0.00%         0.00%         0.00%         0.00%    0.00%



7. CLTV FICO Fixed Cash Out

CLTV FICO Fixed
Cash Out            0 to 499    500 to 519    520 to 539    540 to 559    560 to 579    580 to 599    600 to 619    620 to 639
---------------     --------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
0.01 - 65.00         0.00%         0.74%         0.11%         0.57%         1.35%         2.57%         1.62%         2.88%
65.01 - 70.00        0.00%         0.00%         0.09%         1.17%         0.58%         0.31%         0.34%         1.18%
70.01 - 75.00        0.00%         0.00%         0.36%         0.64%         0.43%         0.62%         1.12%         2.16%
75.01 - 78.00        0.00%         0.00%         0.00%         0.00%         0.35%         0.12%         0.23%         0.25%
78.01 - 80.00        0.00%         0.23%         0.98%         0.79%         0.73%         2.17%         4.29%         4.22%
80.01 - 85.00        0.00%         0.00%         0.16%         0.38%         0.89%         1.48%         1.01%         3.29%
85.01 - 90.00        0.00%         0.00%         0.00%         0.84%         0.66%         0.98%         3.87%         1.52%
90.01 - 95.00        0.00%         0.00%         0.00%         0.12%         0.29%         0.28%         0.22%         0.81%
95.01 - 100.00       0.00%         0.00%         0.00%         0.19%         0.05%         0.68%         2.59%         2.31%
100 +                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

CLTV FICO Fixed
Cash Out            640 to 659    660 to 679    680 to 699    700 to 719   720 +
---------------     ----------    ----------    ----------    ----------  ------
0.01 - 65.00           0.83%         0.95%         0.38%         0.26%    0.20%
65.01 - 70.00          0.62%         0.00%         0.00%         0.00%    0.29%
70.01 - 75.00          1.62%         0.31%         0.19%         0.00%    0.00%
75.01 - 78.00          0.67%         0.14%         0.00%         0.00%    0.00%
78.01 - 80.00          4.08%         2.50%         1.56%         0.47%    0.79%
80.01 - 85.00          2.53%         0.72%         2.13%         1.19%    1.35%
85.01 - 90.00          2.96%         3.64%         2.30%         0.93%    1.95%
90.01 - 95.00          0.17%         0.54%         0.59%         0.50%    0.04%
95.01 - 100.00         2.84%         1.78%         1.19%         0.67%    0.36%
100 +                  0.00%         0.00%         0.00%         0.00%    0.00%



8. CLTV FICO ARM Primary

CLTV FICO
ARM Primary         0 to 499    500 to 519    520 to 539    540 to 559    560 to 579    580 to 599    600 to 619    620 to 639
------------        --------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
0.01 - 65.00         0.00%         0.65%         0.60%         0.52%         0.57%         0.36%         0.40%         0.40%
65.01 - 70.00        0.00%         0.38%         0.49%         0.58%         0.35%         0.41%         0.42%         0.23%
70.01 - 75.00        0.00%         0.64%         0.64%         0.72%         0.36%         0.46%         0.63%         0.62%
75.01 - 78.00        0.00%         0.07%         0.09%         0.28%         0.27%         0.16%         0.44%         0.36%
78.01 - 80.00        0.00%         1.57%         1.18%         1.20%         1.14%         4.53%         3.92%         8.97%
80.01 - 85.00        0.00%         0.17%         1.29%         1.32%         1.21%         1.98%         1.70%         1.20%
85.01 - 90.00        0.00%         0.00%         0.10%         2.13%         3.32%         2.18%         3.38%         2.50%
90.01 - 95.00        0.00%         0.00%         0.00%         0.04%         0.02%         0.58%         0.27%         0.17%
95.01 - 100.00       0.00%         0.00%         0.00%         0.00%         0.00%         0.03%         0.44%         0.39%
100 +                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

CLTV FICO
ARM Primary         640 to 659    660 to 679    680 to 699    700 to 719   720 +
------------        ----------    ----------    ----------    ----------  ------
0.01 - 65.00           0.32%         0.11%         0.27%         0.02%    0.13%
65.01 - 70.00          0.23%         0.04%         0.04%         0.00%    0.00%
70.01 - 75.00          0.32%         0.28%         0.17%         0.24%    0.06%
75.01 - 78.00          0.03%         0.13%         0.04%         0.00%    0.08%
78.01 - 80.00          8.32%         8.71%         5.36%         3.50%    4.44%
80.01 - 85.00          0.85%         0.53%         0.38%         0.10%    0.15%
85.01 - 90.00          1.52%         0.75%         0.56%         0.24%    0.23%
90.01 - 95.00          0.35%         0.45%         0.08%         0.17%    0.20%
95.01 - 100.00         0.43%         0.38%         0.25%         0.25%    0.30%
100 +                  0.00%         0.00%         0.00%         0.00%    0.00%



9. CLTV FICO ARM Investor

CLTV FICO
ARM Investor        0 to 499    500 to 519    520 to 539    540 to 559    560 to 579    580 to 599    600 to 619    620 to 639
------------        --------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
0.01 - 65.00         0.00%         0.19%         0.68%         0.44%         0.00%         1.53%         0.00%         0.12%
65.01 - 70.00        0.00%         0.58%         0.10%         0.00%         0.00%         1.26%         0.13%         0.37%
70.01 - 75.00        0.00%         0.54%         0.26%         0.00%         0.09%         0.62%         0.28%         0.00%
75.01 - 78.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.08%
78.01 - 80.00        0.00%         1.10%         0.87%         1.28%         0.76%         3.79%         1.74%         4.32%
80.01 - 85.00        0.00%         0.00%         0.76%         0.65%         0.88%         1.51%         1.32%         0.35%
85.01 - 90.00        0.00%         0.00%         0.00%         0.26%         0.25%         2.33%         5.36%         9.38%
90.01 - 95.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
95.01 - 100.00       0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
100 +                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

CLTV FICO
ARM Investor        640 to 659    660 to 679    680 to 699    700 to 719   720 +
------------        ----------    ----------    ----------    ----------  ------
0.01 - 65.00           0.00%         0.55%         0.00%         0.00%    0.84%
65.01 - 70.00          0.00%         0.00%         0.37%         0.00%    0.21%
70.01 - 75.00          0.77%         0.25%         0.00%         0.00%    0.00%
75.01 - 78.00          0.23%         0.00%         0.09%         0.00%    0.00%
78.01 - 80.00          2.06%         2.02%         2.47%         1.84%    3.53%
80.01 - 85.00          1.80%         1.76%         0.34%         0.00%    1.58%
85.01 - 90.00         10.31%         5.16%         4.72%         5.97%    8.96%
90.01 - 95.00          0.00%         0.00%         0.00%         0.00%    0.00%
95.01 - 100.00         0.00%         0.00%         0.00%         0.00%    0.00%
100 +                  0.00%         0.00%         0.00%         0.00%    0.00%



10. CLTV FICO ARM Second Home

CLTV FICO
ARM PURCHASE        0 to 499    500 to 519    520 to 539    540 to 559    560 to 579    580 to 599    600 to 619    620 to 639
------------        --------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
0.01 - 65.00         0.00%         0.00%         0.00%         0.00%         6.13%         0.00%         6.56%         1.37%
65.01 - 70.00        0.00%         2.16%         0.00%         0.00%         0.00%         0.00%         1.10%         0.00%
70.01 - 75.00        0.00%         0.00%         0.00%         0.00%         0.00%         5.95%         0.00%         0.00%
75.01 - 78.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
78.01 - 80.00        0.00%         4.69%         5.87%         0.00%         0.00%         0.00%         1.89%         8.20%
80.01 - 85.00        0.00%         0.00%         4.13%         2.49%         0.00%         1.06%         3.83%         0.99%
85.01 - 90.00        0.00%         0.00%         0.00%         1.19%         0.00%         4.02%         0.00%         1.73%
90.01 - 95.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
95.01 - 100.00       0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
100 +                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

CLTV FICO
ARM PURCHASE        640 to 659    660 to 679    680 to 699    700 to 719   720 +
------------        ----------    ----------    ----------    ----------  ------
0.01 - 65.00           0.00%         0.00%         1.18%         1.05%    0.00%
65.01 - 70.00          0.00%         0.00%         0.00%         0.00%    0.00%
70.01 - 75.00          0.00%         0.00%         0.00%         0.00%    0.00%
75.01 - 78.00          0.00%         0.00%         0.00%         0.00%    0.00%
78.01 - 80.00          1.84%         3.49%         6.80%         2.97%    2.26%
80.01 - 85.00          0.00%         0.00%         1.31%         2.12%    0.00%
85.01 - 90.00          1.40%         0.00%         0.00%         0.00%    7.44%
90.01 - 95.00          0.00%         0.00%         4.76%         0.00%    0.00%
95.01 - 100.00         0.00%         0.00%         0.00%         0.00%    0.00%
100 +                  0.00%         0.00%         0.00%         0.00%    0.00%



11. CLTV FICO Fixed Primary

CLTV FICO
Fixed Primary       0 to 499    500 to 519    520 to 539    540 to 559    560 to 579    580 to 599    600 to 619    620 to 639
-------------       --------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
0.01 - 65.00         0.00%         0.41%         0.06%         0.39%         0.20%         1.29%         0.91%         1.57%
65.01 - 70.00        0.00%         0.00%         0.05%         0.47%         0.32%         0.17%         0.19%         0.59%
70.01 - 75.00        0.00%         0.05%         0.20%         0.58%         0.28%         0.34%         0.40%         1.08%
75.01 - 78.00        0.00%         0.00%         0.00%         0.00%         0.19%         0.06%         0.13%         0.00%
78.01 - 80.00        0.00%         0.16%         0.62%         0.47%         0.40%         2.42%         3.56%         2.69%
80.01 - 85.00        0.00%         0.00%         0.43%         0.24%         0.50%         0.79%         0.60%         1.80%
85.01 - 90.00        0.00%         0.00%         0.00%         0.53%         1.03%         0.65%         2.64%         1.00%
90.01 - 95.00        0.00%         0.00%         0.00%         0.23%         0.53%         0.41%         0.15%         0.62%
95.01 - 100.00       0.00%         0.00%         0.00%         0.11%         0.10%         3.81%         4.00%         7.70%
100 +                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

CLTV FICO
Fixed Primary       640 to 659    660 to 679    680 to 699    700 to 719   720 +
-------------       ----------    ----------    ----------    ----------  ------
0.01 - 65.00           0.52%         0.23%         0.33%         0.14%    0.11%
65.01 - 70.00          0.64%         0.00%         0.00%         0.00%    0.16%
70.01 - 75.00          0.76%         0.17%         0.11%         0.00%    0.26%
75.01 - 78.00          0.37%         0.07%         0.00%         0.00%    0.00%
78.01 - 80.00          4.73%         3.08%         2.32%         0.65%    1.92%
80.01 - 85.00          1.25%         0.60%         1.53%         0.65%    0.74%
85.01 - 90.00          2.39%         1.81%         1.18%         1.08%    0.59%
90.01 - 95.00          0.24%         0.33%         0.36%         0.43%    0.09%
95.01 - 100.00         6.58%         7.72%         3.18%         1.71%    2.93%
100 +                  0.00%         0.00%         0.00%         0.00%    0.00%



12. CLTV FICO Fixed Investor

CLTV FICO
Fixed Investor      0 to 499    500 to 519    520 to 539    540 to 559    560 to 579    580 to 599    600 to 619    620 to 639
--------------      --------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
0.01 - 65.00         0.00%         0.00%         0.00%         0.00%         2.84%         1.99%         0.00%         0.00%
65.01 - 70.00        0.00%         0.00%         0.00%         2.90%         0.00%         0.00%         0.00%         6.52%
70.01 - 75.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         3.66%         1.77%
75.01 - 78.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         2.41%
78.01 - 80.00        0.00%         1.36%         0.00%         0.63%         0.00%         1.74%         0.00%        11.49%
80.01 - 85.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.30%         2.27%         0.00%
85.01 - 90.00        0.00%         0.00%         0.00%         0.00%         0.06%         0.11%         1.64%         0.82%
90.01 - 95.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.08%         0.15%         0.29%
95.01 - 100.00       0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
100 +                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

CLTV FICO
Fixed Investor      640 to 659    660 to 679    680 to 699    700 to 719   720 +
--------------      ----------    ----------    ----------    ----------  ------
0.01 - 65.00           0.00%         0.00%         0.00%         0.00%    0.00%
65.01 - 70.00          0.00%         0.00%         0.00%         0.00%    0.00%
70.01 - 75.00          2.13%         0.00%         0.00%         0.00%    0.00%
75.01 - 78.00          0.00%         0.00%         0.00%         0.00%    0.00%
78.01 - 80.00          0.72%         5.91%         0.78%         0.00%    7.66%
80.01 - 85.00          4.74%         1.42%         0.00%         0.00%    0.00%
85.01 - 90.00          8.02%        10.14%         0.00%         0.00%   13.56%
90.01 - 95.00          0.58%         0.22%         0.25%         0.36%    0.50%
95.01 - 100.00         0.00%         0.00%         0.00%         0.00%    0.00%
100 +                  0.00%         0.00%         0.00%         0.00%    0.00%



13. CLTV FICO Fixed Second Home

CLTV FICO Fixed
Second Home         0 to 499    500 to 519    520 to 539    540 to 559    560 to 579    580 to 599    600 to 619    620 to 639
---------------     --------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
0.01 - 65.00         0.00%         0.00%         0.00%         0.00%        20.53%         0.00%         3.76%         0.00%
65.01 - 70.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
70.01 - 75.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
75.01 - 78.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
78.01 - 80.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         6.45%         0.00%
80.01 - 85.00        0.00%         0.00%         0.00%         0.00%         7.27%         0.00%         0.00%         0.00%
85.01 - 90.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
90.01 - 95.00        0.00%         0.00%         0.00%         0.26%         0.00%         0.67%         0.00%         0.00%
95.01 - 100.00       0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
100 +                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

CLTV FICO Fixed
Second Home         640 to 659    660 to 679    680 to 699    700 to 719   720 +
---------------     ----------    ----------    ----------    ----------  ------
0.01 - 65.00           0.00%        15.23%         0.00%         0.00%    0.00%
65.01 - 70.00          0.00%         0.00%         0.00%         0.00%    0.00%
70.01 - 75.00          0.00%         0.00%         0.00%         0.00%    0.00%
75.01 - 78.00          0.00%         0.00%         0.00%         0.00%    0.00%
78.01 - 80.00          3.95%         0.00%         0.00%         0.00%    0.00%
80.01 - 85.00         11.09%         0.00%         0.00%         0.00%    0.00%
85.01 - 90.00          0.00%         0.00%         6.15%         6.03%   16.93%
90.01 - 95.00          0.30%         0.00%         0.00%         0.33%    1.04%
95.01 - 100.00         0.00%         0.00%         0.00%         0.00%    0.00%
100 +                  0.00%         0.00%         0.00%         0.00%    0.00%



14. CLTV FICO ARM Full

CLTV FICO
ARM Full            0 to 499    500 to 519    520 to 539    540 to 559    560 to 579    580 to 599    600 to 619    620 to 639
-------------        --------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
0.01 - 65.00         0.00%         0.67%         0.55%         0.38%         0.44%         0.22%         0.19%         0.12%
65.01 - 70.00        0.00%         0.34%         0.45%         0.34%         0.30%         0.39%         0.51%         0.23%
70.01 - 75.00        0.00%         0.52%         0.47%         0.52%         0.40%         0.34%         0.58%         0.68%
75.01 - 78.00        0.00%         0.03%         0.14%         0.25%         0.27%         0.10%         0.55%         0.42%
78.01 - 80.00        0.00%         1.86%         1.33%         0.99%         0.93%         6.19%         5.06%         7.70%
80.01 - 85.00        0.00%         0.18%         1.74%         1.94%         1.79%         1.94%         2.02%         1.23%
85.01 - 90.00        0.00%         0.00%         0.15%         3.27%         4.96%         3.54%         3.68%         3.32%
90.01 - 95.00        0.00%         0.00%         0.00%         0.06%         0.03%         0.82%         0.38%         0.21%
95.01 - 100.00       0.00%         0.00%         0.00%         0.00%         0.00%         0.04%         0.58%         0.48%
100 +                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

CLTV FICO
ARM Full            640 to 659    660 to 679    680 to 699    700 to 719   720 +
-------------        ----------    ----------    ----------    ----------  ------
0.01 - 65.00           0.22%         0.01%         0.05%         0.01%    0.02%
65.01 - 70.00          0.15%         0.01%         0.03%         0.00%    0.00%
70.01 - 75.00          0.30%         0.22%         0.00%         0.22%    0.00%
75.01 - 78.00          0.04%         0.14%         0.02%         0.00%    0.00%
78.01 - 80.00          5.95%         5.32%         3.93%         2.58%    2.36%
80.01 - 85.00          1.01%         0.69%         0.35%         0.15%    0.36%
85.01 - 90.00          2.74%         1.28%         1.02%         0.97%    1.35%
90.01 - 95.00          0.28%         0.31%         0.05%         0.12%    0.04%
95.01 - 100.00         0.41%         0.14%         0.03%         0.07%    0.18%
100 +                  0.00%         0.00%         0.00%         0.00%    0.00%



15. CLTV FICO ARM Easy Stated

CLTV FICO ARM
Easy Stated         0 to 499    500 to 519    520 to 539    540 to 559    560 to 579    580 to 599    600 to 619    620 to 639
------------        --------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
0.01 - 65.00         0.00%         0.52%         0.67%         0.70%         0.83%         0.75%         0.83%         0.81%
65.01 - 70.00        0.00%         0.51%         0.46%         0.83%         0.37%         0.57%         0.24%         0.25%
70.01 - 75.00        0.00%         0.78%         0.81%         0.88%         0.24%         0.83%         0.62%         0.42%
75.01 - 78.00        0.00%         0.12%         0.00%         0.27%         0.21%         0.22%         0.19%         0.21%
78.01 - 80.00        0.00%         1.15%         1.03%         1.48%         1.37%         1.78%         1.79%        10.07%
80.01 - 85.00        0.00%         0.12%         0.61%         0.32%         0.24%         1.94%         1.20%         1.01%
85.01 - 90.00        0.00%         0.00%         0.00%         0.07%         0.25%         0.23%         3.16%         2.38%
90.01 - 95.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.09%         0.05%         0.08%
95.01 - 100.00       0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.14%         0.17%
100 +                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

CLTV FICO ARM
Easy Stated         640 to 659    660 to 679    680 to 699    700 to 719   720 +
------------        ----------    ----------    ----------    ----------  ------
0.01 - 65.00           0.40%         0.33%         0.58%         0.05%    0.41%
65.01 - 70.00          0.31%         0.08%         0.11%         0.00%    0.04%
70.01 - 75.00          0.42%         0.36%         0.39%         0.22%    0.13%
75.01 - 78.00          0.04%         0.11%         0.09%         0.00%    0.19%
78.01 - 80.00         10.66%        12.53%         7.08%         4.60%    7.34%
80.01 - 85.00          0.74%         0.47%         0.43%         0.06%    0.08%
85.01 - 90.00          1.15%         0.65%         0.53%         0.08%    0.19%
90.01 - 95.00          0.37%         0.58%         0.10%         0.21%    0.41%
95.01 - 100.00         0.39%         0.65%         0.67%         0.47%    0.43%
100 +                  0.00%         0.00%         0.00%         0.00%    0.00%



16. CLTV FICO ARM No Doc



17. CLTV FICO Fixed Full

CLTV FICO
Fixed Full          0 to 499    500 to 519    520 to 539    540 to 559    560 to 579    580 to 599    600 to 619    620 to 639
------------        --------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
0.01 - 65.00         0.00%         0.08%         0.08%         0.52%         0.92%         0.90%         0.73%         1.73%
65.01 - 70.00        0.00%         0.00%         0.07%         0.60%         0.00%         0.22%         0.25%         0.78%
70.01 - 75.00        0.00%         0.06%         0.26%         0.77%         0.32%         0.22%         0.67%         0.71%
75.01 - 78.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.09%         0.17%         0.18%
78.01 - 80.00        0.00%         0.22%         0.40%         0.17%         0.53%         1.95%         4.32%         3.52%
80.01 - 85.00        0.00%         0.00%         0.48%         0.32%         0.85%         0.93%         0.97%         1.60%
85.01 - 90.00        0.00%         0.00%         0.00%         0.71%         1.38%         0.87%         3.52%         1.26%
90.01 - 95.00        0.00%         0.00%         0.00%         0.31%         0.70%         0.57%         0.21%         0.72%
95.01 - 100.00       0.00%         0.00%         0.00%         0.14%         0.13%         5.08%         4.99%         6.82%
100 +                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

CLTV FICO
Fixed Full          640 to 659    660 to 679    680 to 699    700 to 719   720 +
------------        ----------    ----------    ----------    ----------  ------
0.01 - 65.00           0.60%         0.38%         0.00%         0.00%    0.00%
65.01 - 70.00          0.62%         0.00%         0.00%         0.00%    0.00%
70.01 - 75.00          0.50%         0.22%         0.14%         0.00%    0.34%
75.01 - 78.00          0.49%         0.10%         0.00%         0.00%    0.00%
78.01 - 80.00          4.21%         3.37%         2.29%         0.53%    1.50%
80.01 - 85.00          1.69%         0.91%         1.07%         0.86%    0.60%
85.01 - 90.00          3.00%         2.95%         0.95%         1.27%    1.69%
90.01 - 95.00          0.15%         0.34%         0.13%         0.04%    0.06%
95.01 - 100.00         5.52%         5.06%         2.21%         1.22%    0.99%
100 +                  0.00%         0.00%         0.00%         0.00%    0.00%



18. CLTV FICO Fixed Easy&Stated

CLTV FICO Fixed
Easy&Stated         0 to 499    500 to 519    520 to 539    540 to 559    560 to 579    580 to 599    600 to 619    620 to 639
------------        --------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
0.01 - 65.00         0.00%         1.06%         0.00%         0.00%         0.15%         2.22%         1.35%         0.85%
65.01 - 70.00        0.00%         0.00%         0.00%         0.57%         0.97%         0.00%         0.00%         1.13%
70.01 - 75.00        0.00%         0.00%         0.00%         0.00%         0.12%         0.52%         0.33%         1.98%
75.01 - 78.00        0.00%         0.00%         0.00%         0.00%         0.59%         0.00%         0.00%         0.00%
78.01 - 80.00        0.00%         0.23%         0.98%         1.15%         0.00%         3.24%         1.36%         2.15%
80.01 - 85.00        0.00%         0.00%         0.20%         0.00%         0.00%         0.35%         0.00%         1.82%
85.01 - 90.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.28%         0.30%
90.01 - 95.00        0.00%         0.00%         0.00%         0.01%         0.00%         0.00%         0.00%         0.31%
95.01 - 100.00       0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.80%         7.93%
100 +                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

CLTV FICO Fixed
Easy&Stated         640 to 659    660 to 679    680 to 699    700 to 719   720 +
------------        ----------    ----------    ----------    ----------  ------
0.01 - 65.00           0.21%         0.71%         1.02%         0.44%    0.33%
65.01 - 70.00          0.55%         0.00%         0.00%         0.00%    0.48%
70.01 - 75.00          1.56%         0.00%         0.00%         0.00%    0.00%
75.01 - 78.00          0.00%         0.00%         0.00%         0.00%    0.00%
78.01 - 80.00          5.18%         2.74%         2.00%         0.78%    3.78%
80.01 - 85.00          1.42%         0.00%         2.24%         0.03%    0.88%
85.01 - 90.00          1.84%         0.55%         1.80%         0.76%    1.24%
90.01 - 95.00          0.48%         0.26%         0.83%         1.28%    0.27%
95.01 - 100.00         7.48%        12.07%         4.67%         2.45%    6.69%
100 +                  0.00%         0.00%         0.00%         0.00%    0.00%



19. CLTV FICO Fixed No Doc



20. CLTV FICO ARM IO

CLTV FICO
ARM IO              0 to 499    500 to 519    520 to 539    540 to 559    560 to 579    580 to 599    600 to 619    620 to 639
------------        --------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
0.01 - 65.00         0.00%         0.00%         0.00%         0.00%         0.04%         0.06%         0.00%         0.05%
65.01 - 70.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.09%         0.27%         0.13%
70.01 - 75.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.35%         0.70%
75.01 - 78.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.11%         0.33%         0.29%
78.01 - 80.00        0.00%         0.00%         0.00%         0.00%         0.23%        11.00%         8.14%         9.40%
80.01 - 85.00        0.00%         0.00%         0.00%         0.00%         0.09%         1.45%         2.22%         1.29%
85.01 - 90.00        0.00%         0.00%         0.00%         0.00%         0.00%         2.40%         2.05%         1.30%
90.01 - 95.00        0.00%         0.00%         0.00%         0.00%         0.00%         0.09%         0.39%         0.49%
95.01 - 100.00       0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.25%         0.49%
100 +                0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%         0.00%

CLTV FICO
ARM IO              640 to 659    660 to 679    680 to 699    700 to 719   720 +
------------        ----------    ----------    ----------    ----------  ------
0.01 - 65.00           0.05%         0.10%         0.39%         0.00%    0.00%
65.01 - 70.00          0.04%         0.00%         0.00%         0.00%    0.00%
70.01 - 75.00          0.65%         0.26%         0.19%         0.30%    0.00%
75.01 - 78.00          0.09%         0.30%         0.00%         0.00%    0.00%
78.01 - 80.00         12.12%        13.04%         8.54%         6.11%    6.48%
80.01 - 85.00          1.21%         0.41%         0.08%         0.26%    0.37%
85.01 - 90.00          1.62%         0.87%         0.43%         0.33%    0.41%
90.01 - 95.00          0.21%         0.19%         0.00%         0.00%    0.00%
95.01 - 100.00         0.45%         0.45%         0.07%         0.17%    0.09%
100 +                  0.00%         0.00%         0.00%         0.00%    0.00%




21. Manufactured Housing



22. All Loans State

All Loans State                        Total Balance      Percent Balance
---------------                        -------------      ---------------

All Loans State
California-Southern                   196,022,687.55             16.86
New York                              140,698,955.78             12.10
California-Northern                   130,889,907.15             11.26
Florida                               127,821,505.60             11.00
New Jersey                             85,064,609.12              7.32
Maryland                               56,000,219.42              4.82
Illinois                               49,979,335.79              4.30
Virginia                               45,634,806.06              3.93
Massachusetts                          42,259,340.16              3.64
Georgia                                33,653,124.54              2.89
Arizona                                22,569,194.32              1.94
Hawaii                                 22,566,522.35              1.94
Nevada                                 21,699,995.48              1.87
Minnesota                              18,387,919.10              1.58
Connecticut                            18,224,667.08              1.57
Michigan                               15,932,146.96              1.37
Washington                             14,655,750.01              1.26
Pennsylvania                           14,238,573.23              1.22
Texas                                  13,620,648.75              1.17
Colorado                               13,003,357.55              1.12
North Carolina                          9,555,975.17              0.82
Ohio                                    7,154,485.37              0.62
District of Columbia                    6,783,736.62              0.58
Wisconsin                               6,734,383.27              0.58
New Hampshire                           6,272,452.05              0.54
South Carolina                          5,113,884.98              0.44
Tennessee                               4,765,905.96              0.41
Oregon                                  4,470,436.20              0.38
Missouri                                4,046,098.93              0.35
Indiana                                 3,863,664.58              0.33
Rhode Island                            3,329,639.03              0.29
Utah                                    3,185,038.29              0.27
Delaware                                3,145,519.89              0.27
Idaho                                   2,361,583.02              0.20
Kansas                                  1,557,365.12              0.13
Arkansas                                1,051,435.25              0.09
Maine                                   1,048,451.03              0.09
New Mexico                              1,022,102.23              0.09
Kentucky                                  784,313.34              0.07
West Virginia                             719,168.68              0.06
Iowa                                      650,872.79              0.06
Oklahoma                                  641,440.18              0.06
Alaska                                    544,024.82              0.05
Vermont                                   477,697.93              0.04
Nebraska                                  171,927.91              0.01
Wyoming                                   114,756.57              0.01
Total:                              1,162,489,625.21            100.00



23. IO Loans State


IO Loans State                         Total Balance      Percent Balance
-------------                          -------------      ---------------
California-Southern                    73,050,972.99             26.81
California-Northern                    59,668,072.50             21.90
Florida                                21,563,742.71              7.91
New York                               14,309,253.30              5.25
Maryland                               13,697,352.12              5.03
Virginia                               10,543,822.12              3.87
New Jersey                              9,464,496.82              3.47
Massachusetts                           8,350,569.63              3.06
Colorado                                7,521,668.41              2.76
Hawaii                                  7,127,817.23              2.62
Georgia                                 6,807,931.69              2.50
Nevada                                  5,902,425.30              2.17
Washington                              5,515,516.23              2.02
Arizona                                 4,465,205.91              1.64
Minnesota                               4,185,732.66              1.54
Illinois                                3,120,689.17              1.15
Connecticut                             2,672,051.72              0.98
Ohio                                    1,737,477.68              0.64
Michigan                                1,411,019.64              0.52
North Carolina                          1,368,883.88              0.50
Pennsylvania                            1,190,340.99              0.44
Utah                                    1,067,496.77              0.39
Oregon                                    945,252.97              0.35
South Carolina                            813,693.99              0.30
District of Columbia                      780,899.99              0.29
Texas                                     768,279.99              0.28
Tennessee                                 762,833.98              0.28
Wisconsin                                 650,298.11              0.24
New Hampshire                             629,300.00              0.23
Arkansas                                  442,468.89              0.16
Rhode Island                              405,899.98              0.15
Kentucky                                  363,659.99              0.13
Delaware                                  309,272.00              0.11
Idaho                                     302,119.99              0.11
Indiana                                   240,000.00              0.09
Missouri                                  144,000.00              0.05
Oklahoma                                  112,000.00              0.04
West Virginia                              83,200.00              0.03
Total:                                272,495,719.35            100.00



24. ARM State

ARM State                              Total Balance      Percent Balance
-------------                          -------------      ---------------
California-Southern                   168,115,220.75             16.90
California-Northern                   117,674,323.58             11.83
New York                              114,384,742.51             11.50
Florida                               111,200,795.04             11.18
New Jersey                             72,248,014.88              7.26
Maryland                               48,289,889.97              4.85
Illinois                               45,451,198.48              4.57
Virginia                               41,199,097.66              4.14
Massachusetts                          37,527,606.25              3.77
Georgia                                27,729,089.04              2.79
Nevada                                 18,416,447.15              1.85
Arizona                                17,928,002.85              1.80
Hawaii                                 16,676,295.44              1.68
Minnesota                              15,246,524.33              1.53
Connecticut                            14,627,954.42              1.47
Michigan                               14,118,971.96              1.42
Washington                             12,967,610.72              1.30
Pennsylvania                           11,886,945.68              1.19
Colorado                               11,024,261.54              1.11
Texas                                  10,185,168.69              1.02
North Carolina                          8,252,625.82              0.83
Wisconsin                               6,138,443.55              0.62
Ohio                                    6,088,213.23              0.61
District of Columbia                    5,991,209.09              0.60
New Hampshire                           5,330,812.91              0.54
South Carolina                          3,916,280.52              0.39
Tennessee                               3,755,331.60              0.38
Missouri                                3,703,895.96              0.37
Indiana                                 3,576,319.74              0.36
Oregon                                  3,374,963.83              0.34
Rhode Island                            3,058,835.88              0.31
Delaware                                2,909,187.66              0.29
Utah                                    2,402,625.39              0.24
Idaho                                   2,240,323.58              0.23
Kansas                                  1,463,326.72              0.15
New Mexico                                968,546.15              0.10
Arkansas                                  883,183.56              0.09
Maine                                     873,637.71              0.09
Kentucky                                  754,445.25              0.08
West Virginia                             646,528.81              0.06
Oklahoma                                  582,319.74              0.06
Iowa                                      561,273.33              0.06
Alaska                                    544,024.82              0.05
Wyoming                                   114,756.57              0.01
Total:                                995,029,272.36            100.00



25. Fixed State

Fixed State                            Total Balance      Percent Balance
-------------                          -------------      ---------------
California-Southern                    27,907,466.80             16.67
New York                               26,314,213.27             15.71
Florida                                16,620,710.56              9.93
California-Northern                    13,215,583.57              7.89
New Jersey                             12,816,594.24              7.65
Maryland                                7,710,329.45              4.60
Georgia                                 5,924,035.50              3.54
Hawaii                                  5,890,226.91              3.52
Massachusetts                           4,731,733.91              2.83
Arizona                                 4,641,191.47              2.77
Illinois                                4,528,137.31              2.70
Virginia                                4,435,708.40              2.65
Connecticut                             3,596,712.66              2.15
Texas                                   3,435,480.06              2.05
Nevada                                  3,283,548.33              1.96
Minnesota                               3,141,394.77              1.88
Pennsylvania                            2,351,627.55              1.40
Colorado                                1,979,096.01              1.18
Michigan                                1,813,175.00              1.08
Washington                              1,688,139.29              1.01
North Carolina                          1,303,349.35              0.78
South Carolina                          1,197,604.46              0.72
Oregon                                  1,095,472.37              0.65
Ohio                                    1,066,272.14              0.64
Tennessee                               1,010,574.36              0.60
New Hampshire                             941,639.14              0.56
District of Columbia                      792,527.53              0.47
Utah                                      782,412.90              0.47
Wisconsin                                 595,939.72              0.36
Vermont                                   477,697.93              0.29
Missouri                                  342,202.97              0.20
Indiana                                   287,344.84              0.17
Rhode Island                              270,803.15              0.16
Delaware                                  236,332.23              0.14
Maine                                     174,813.32              0.10
Nebraska                                  171,927.91              0.10
Arkansas                                  168,251.69              0.10
Idaho                                     121,259.44              0.07
Kansas                                     94,038.40              0.06
Iowa                                       89,599.46              0.05
West Virginia                              72,639.87              0.04
Oklahoma                                   59,120.44              0.04
New Mexico                                 53,556.08              0.03
Kentucky                                   29,868.09              0.02
Total:                                167,460,352.85            100.00



26. ARM Breakout

                          WA        WA                     Percent    Percent
                 WA    Periodic    Life                       of         of
ARM Breakout   Margin      Cap     Cap     CLTV   FICO       Pool       ARM
--------------------------------------------------------------------------------
A2/6 0          6.634    1.500    6.036    82.29    626     13.66%     15.96
A2/6 12         6.502    1.500    6.034    80.58    629     10.00%     11.68
A2/6 24         6.423    1.500    6.038    81.23    614     34.15%     39.89
A2/6 36         6.332    1.500    6.028    81.31    589      1.80%      2.10
A2/6-IO5 0      6.146    1.500    6.014    82.83    647      2.77%      3.24
A2/6-IO512      6.009    1.500    6.019    81.40    656      2.07%      2.42
A2/6-IO524      5.713    1.500    6.025    81.18    649     16.50%     19.27
A2/6-IO536      5.509    1.500    6.000    82.97    629      1.07%      1.25
A3/6 0          6.478    1.500    6.000    84.09    629      0.43%      0.51
A3/6 12         5.961    1.500    6.000    80.29    680      0.14%      0.16
A3/6 24         6.189    1.500    6.000    83.27    630      0.31%      0.36
A3/6 36         6.399    1.500    6.135    83.29    623      0.77%      0.90
A3/6-IO5 0      6.578    1.500    6.068    77.13    665      0.17%      0.20
A3/6-IO512      5.724    1.500    6.000    79.16    683      0.19%      0.22
A3/6-IO524      5.597    1.500    6.000    78.27    663      0.06%      0.07
A3/6-IO536      5.412    1.500    6.024    80.80    668      0.61%      0.71
A5/6 0          6.147    1.500    6.000    80.23    651      0.14%      0.16
A5/6 12         6.108    1.500    6.000    77.84    644      0.31%      0.36
A5/6 24         5.987    1.500    6.000    82.99    644      0.29%      0.34
A5/6 36         5.987    1.500    6.000    86.33    631      0.17%      0.20
--------------------------------------------------------------------------------
Total:          6.282    1.500    6.033    81.42    628     85.59%    100.00
--------------------------------------------------------------------------------




27. Raw Zip

                                      Percent
                                      Balance
Raw Zip                               of Deal
--------                              --------------
14210                                          0.01%
14214                                          0.01%
14225                                          0.01%
18510                                          0.01%
27804                                          0.01%
27858                                          0.01%
28205                                          0.01%
28208                                          0.01%
28213                                          0.01%
28214                                          0.01%
28216                                          0.08%
28227                                          0.01%
28269                                          0.06%
28277                                          0.02%
28602                                          0.00%
29210                                          0.01%
29229                                          0.05%
29406                                          0.01%
29412                                          0.02%
29418                                          0.01%
29579                                          0.01%
29611                                          0.01%
29615                                          0.02%
38109                                          0.00%
38117                                          0.01%
38125                                          0.01%
43204                                          0.02%
43206                                          0.01%
43221                                          0.02%
43224                                          0.01%
43227                                          0.01%
43229                                          0.01%
43235                                          0.01%
43240                                          0.02%
44118                                          0.01%
44125                                          0.01%
44129                                          0.01%
44132                                          0.01%
44142                                          0.01%
44147                                          0.01%
44306                                          0.01%
44312                                          0.01%
45011                                          0.01%
45013                                          0.01%
45217                                          0.01%
45236                                          0.01%
45244                                          0.01%
45251                                          0.01%
46202                                          0.01%
46205                                          0.01%
46208                                          0.01%
46214                                          0.00%
46218                                          0.01%
46224                                          0.00%
46227                                          0.01%
46231                                          0.01%
46254                                          0.00%
46268                                          0.01%
46404                                          0.02%
46807                                          0.01%
46818                                          0.01%
48203                                          0.02%
48205                                          0.01%
48206                                          0.01%
48208                                          0.01%
48210                                          0.01%
48212                                          0.03%
48215                                          0.01%
48221                                          0.02%
48223                                          0.01%
48224                                          0.02%
48225                                          0.01%
48226                                          0.01%
48227                                          0.02%
48228                                          0.02%
48234                                          0.02%
48235                                          0.02%
48237                                          0.04%
48238                                          0.03%
48239                                          0.01%
48240                                          0.01%
48503                                          0.01%
48504                                          0.01%
48505                                          0.00%
48506                                          0.01%
48507                                          0.01%
50702                                          0.01%
61101                                          0.00%
61103                                          0.01%
61107                                          0.02%
61111                                          0.01%
61114                                          0.03%
Total:                                         1.25%


                               Percent
                               Balance
Raw Zip                        of Deal
-------                        --------------
14210                                   0.01%
14214                                   0.01%
14225                                   0.01%
18510                                   0.01%
27804                                   0.01%
27858                                   0.01%
28205                                   0.01%
28208                                   0.01%
28213                                   0.01%
28214                                   0.01%
28216                                   0.08%
28227                                   0.01%
28269                                   0.06%
28277                                   0.02%
28602                                   0.00%
29210                                   0.01%
29229                                   0.05%
29406                                   0.01%
29412                                   0.02%
29418                                   0.01%
29579                                   0.01%
29611                                   0.01%
29615                                   0.02%
38109                                   0.00%
38117                                   0.01%
38125                                   0.01%
43204                                   0.02%
43206                                   0.01%
43221                                   0.02%
43224                                   0.01%
43227                                   0.01%
43229                                   0.01%
43235                                   0.01%
43240                                   0.02%
44118                                   0.01%
44125                                   0.01%
44129                                   0.01%
44132                                   0.01%
44142                                   0.01%
44147                                   0.01%
44306                                   0.01%
44312                                   0.01%
45011                                   0.01%
45013                                   0.01%
45217                                   0.01%
45236                                   0.01%
45244                                   0.01%
45251                                   0.01%
46202                                   0.01%
46205                                   0.01%
46208                                   0.01%
46214                                   0.00%
46218                                   0.01%
46224                                   0.00%
46227                                   0.01%
46231                                   0.01%
46254                                   0.00%
46268                                   0.01%
46404                                   0.02%
46807                                   0.01%
46818                                   0.01%
48203                                   0.02%
48205                                   0.01%
48206                                   0.01%
48208                                   0.01%
48210                                   0.01%
48212                                   0.03%
48215                                   0.01%
48221                                   0.02%
48223                                   0.01%
48224                                   0.02%
48225                                   0.01%
48226                                   0.01%
48227                                   0.02%
48228                                   0.02%
48234                                   0.02%
48235                                   0.02%
48237                                   0.04%
48238                                   0.03%
48239                                   0.01%
48240                                   0.01%
48503                                   0.01%
48504                                   0.01%
48505                                   0.00%
48506                                   0.01%
48507                                   0.01%
50702                                   0.01%
61101                                   0.00%
61103                                   0.01%
61107                                   0.02%
61111                                   0.01%
61114                                   0.03%
Total:                                  1.25%

Securitized Asset Backed Receivables LLC Trust 2005-FR5
All records





1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 5,723
Aggregate Principal Balance ($): 1,162,489,625
Weighted Average Current Mortgage Rate (%): 7.315
Non-Zero Weighted Average Margin (%): 6.282
Non-Zero Weighted Average Maximum Rate (%): 13.191
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 359
Weighted Average Stated Remaining Term (months): 356
Weighted Average Combined Original LTV (%): 82.21
Weighted Average Combined Effective Original LTV (%): 67.31
% First Liens: 94.51
% Owner Occupied: 92.34
% Purchase: 54.23
% Full Documentation: 61.40
Non-Zero Weighted Average FICO Score: 630


2. Product Types

                                                         % of Mortgage
                                                          Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                              Aggregate      Aggregage   Average    Average   Average   Average
                               Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Product                         Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                              Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                        15        116,471           0.01    12.034         57     94.13     94.13       577     43.39
Fixed - 10 Year                      151      1,488,153           0.13    11.891        117     95.32     95.32       588     40.75
Fixed - 15 Year                      109      3,165,536           0.27     9.873        177     84.60     84.60       622     40.71
Fixed - 20 Year                       98      3,832,243           0.33     9.066        237     89.92     90.20       632     40.50
Fixed - 25 Year                        2        728,910           0.06     6.627        297     87.24     87.24       676     48.76
Fixed - 30 Year                    1,317    158,129,040          13.60     8.164        357     86.84     89.46       645     42.01
ARM - 2 Year/6 Month LIBOR         2,988    692,863,778          59.60     7.424        357     81.36     87.50       619     42.56
ARM - 2 Year/6 Month LIBOR/
  5 Year Interest Only               885    260,521,716          22.41     6.501        357     81.49     96.23       649     42.30
ARM - 3 Year/6 Month LIBOR            86     19,105,929           1.64     7.181        357     83.25     86.85       631     40.89
ARM - 3 Year/6 Month LIBOR/
  5 Year Interest Only                42     11,974,003           1.03     6.392        357     79.73     89.08       670     39.86
ARM - 5 Year/6 Month LIBOR            30     10,563,846           0.91     6.813        357     81.44     86.28       643     39.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross Interest Rates (%)

                                                         % of Mortgage
                                                          Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                      Aggregate      Aggregage   Average    Average   Average   Average
Gross                          Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Interest                        Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                          Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                      312    103,955,381           8.94     5.778        357     79.42     90.50       661     41.95
6.000% - 6.999%                    1,562    446,289,857          38.39     6.575        356     80.60     91.15       647     42.71
7.000% - 7.999%                    1,575    366,281,379          31.51     7.519        356     82.23     88.89       621     42.31
8.000% - 8.999%                      938    159,699,006          13.74     8.425        357     83.68     86.17       591     41.71
9.000% - 9.999%                      563     48,210,961           4.15     9.488        354     90.25     91.03       621     42.18
10.000% - 10.999%                    407     25,947,322           2.23    10.521        345     92.47     92.72       609     42.49
11.000% - 11.999%                    234     10,179,541           0.88    11.328        328     92.83     92.89       599     41.62
12.000% - 12.999%                    122      1,817,567           0.16    12.308        197     86.62     86.62       592     36.94
13.000% - 13.999%                     10        108,610           0.01    13.313        139     90.70     90.70       618     43.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 13.750%
Weighted Average: 7.315%



4. Range of Cut-off Date Principal Balances ($)

                                                         % of Mortgage
                                                          Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                      Aggregate      Aggregage   Average    Average   Average   Average
Cut-off                        Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Date Principal                  Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
Balances ($)                       Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                         323      4,484,717           0.39    11.211        183     96.97     96.97       613     40.49
$25,001 - $50,000                    415     15,082,586           1.30     9.991        346     99.22     99.22       647     41.95
$50,001 - $75,000                    412     25,463,623           2.19     9.479        353     90.91     93.12       633     41.11
$75,001 - $100,000                   463     40,545,216           3.49     8.507        355     85.53     89.88       620     40.46
$100,001 - $125,000                  547     61,403,999           5.28     8.021        356     84.14     91.59       620     41.21
$125,001 - $150,000                  442     60,763,452           5.23     7.853        356     82.64     90.13       618     40.90
$150,001 - $175,000                  423     68,320,033           5.88     7.501        356     81.89     88.95       621     41.69
$175,001 - $200,000                  402     75,364,718           6.48     7.334        356     80.46     88.88       628     41.32
$200,001 - $225,000                  328     70,096,873           6.03     7.162        357     81.09     88.59       623     41.71
$225,001 - $250,000                  251     59,705,013           5.14     7.238        356     79.81     87.23       620     42.67
$250,001 - $275,000                  224     58,758,689           5.05     7.104        356     81.23     89.23       624     42.26
$275,001 - $300,000                  211     60,789,904           5.23     6.971        357     80.18     88.26       627     42.99
$300,001 - $325,000                  198     61,997,280           5.33     7.094        357     82.50     89.99       622     43.07
$325,001 - $350,000                  176     59,309,439           5.10     6.982        357     81.98     89.35       627     42.78
$350,001 - $375,000                  133     48,073,422           4.14     6.900        356     80.94     88.94       631     44.12
$375,001 - $400,000                  119     46,212,006           3.98     6.899        357     80.84     89.50       644     42.35
$400,001 - $425,000                   93     38,432,447           3.31     7.071        356     81.52     89.54       631     43.90
$425,001 - $450,000                  114     50,100,821           4.31     6.855        357     82.38     90.39       651     44.14
$450,001 - $475,000                   74     34,313,897           2.95     6.893        357     82.44     91.54       640     45.07
$475,001 - $500,000                   65     31,624,739           2.72     6.878        357     82.52     89.11       640     43.09
$500,001 - $750,000                  301    183,897,755          15.82     6.994        357     81.62     90.37       639     42.45
$750,001 - $1,000,000                  9      7,748,995           0.67     6.002        357     77.59     80.81       659     34.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $997,139
Average: $203,126



5. Original Terms (month)

                                                         % of Mortgage
                                                          Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                              Aggregate      Aggregage   Average    Average   Average   Average
Original                       Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                           Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                            Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
60                                    15        116,471           0.01    12.034         57     94.13     94.13       577     43.39
120                                  151      1,488,153           0.13    11.891        117     95.32     95.32       588     40.75
180                                  109      3,165,536           0.27     9.873        177     84.60     84.60       622     40.71
240                                   98      3,832,243           0.33     9.066        237     89.92     90.20       632     40.50
300                                    2        728,910           0.06     6.627        297     87.24     87.24       676     48.76
359                                    6      1,861,853           0.16     6.482        355     79.45     85.47       630     48.15
360                                5,342  1,151,296,459          99.04     7.298        357     82.16     89.75       630     42.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 359



6. Range of Remaining Terms (month)

                                                         % of Mortgage
                                                          Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                      Aggregate      Aggregage   Average    Average   Average   Average
Remaining                      Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                           Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                            Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Jan-60                                15        116,471           0.01    12.034         57     94.13     94.13       577     43.39
61 - 120                             151      1,488,153           0.13    11.891        117     95.32     95.32       588     40.75
121 - 180                            109      3,165,536           0.27     9.873        177     84.60     84.60       622     40.71
181 - 240                             98      3,832,243           0.33     9.066        237     89.92     90.20       632     40.50
241 - 300                              2        728,910           0.06     6.627        297     87.24     87.24       676     48.76
301 - 360                          5,348  1,153,158,312          99.20     7.297        357     82.16     89.74       630     42.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 356



7. Range of Combined Original LTV Ratios (%)

                                                         % of Mortgage
                                                          Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                      Aggregate      Aggregage   Average    Average   Average   Average
Combined                       Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Original                        Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
LTV Ratios (%)                     Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                        1         50,345           0.00    10.990        357     12.00     12.00       526     21.78
15.01% - 20.00%                        1        100,732           0.01     6.650        357     19.80     19.80       604     47.44
20.01% - 25.00%                        2        228,425           0.02     7.076        236     23.01     23.01       630     35.79
25.01% - 30.00%                        6        624,031           0.05     8.673        357     27.76     27.76       593     34.13
30.01% - 35.00%                        6      1,038,479           0.09     8.293        357     32.49     32.49       597     42.37
35.01% - 40.00%                       12      1,507,742           0.13     7.800        332     37.58     37.58       600     44.64
40.01% - 45.00%                       14      2,173,832           0.19     7.851        357     43.07     43.68       570     44.37
45.01% - 50.00%                       22      3,238,855           0.28     7.520        357     48.05     48.05       584     37.30
50.01% - 55.00%                       40      8,175,301           0.70     7.085        351     53.15     53.15       589     42.96
55.01% - 60.00%                       66     14,733,185           1.27     7.495        356     58.23     59.15       587     41.33
60.01% - 65.00%                      109     23,990,794           2.06     7.703        354     63.65     64.16       601     42.71
65.01% - 70.00%                      151     36,301,308           3.12     7.838        357     69.05     69.25       579     42.07
70.01% - 75.00%                      227     56,873,219           4.89     7.360        357     73.85     74.90       595     41.71
75.01% - 80.00%                    2,189    564,695,406          48.58     6.893        357     79.85     93.86       645     42.28
80.01% - 85.00%                      497    124,282,522          10.69     7.176        356     84.47     86.06       604     42.34
85.01% - 90.00%                      983    215,548,694          18.54     7.439        356     89.72     92.22       622     42.81
90.01% - 95.00%                      305     26,806,585           2.31     8.070        340     94.83     94.83       641     43.20
95.01% - 100.00%                   1,092     82,120,169           7.06     9.424        350     99.94     99.94       655     41.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 12.00%
Maximum: 100.00%
Weighted Average: 82.21%



8. Range of Gross Margins (%)

                                                         % of Mortgage
                                                          Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range                                         Aggregate      Aggregage   Average    Average   Average   Average
of                             Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Gross                           Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
Margins (%)                        Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,692    167,460,353          14.41     8.246        348     86.95     89.43       644     41.97
1.000% - 3.500%                        1        301,500           0.03     6.950        357     90.00     90.00       648     41.25
4.001% - 4.500%                        5      1,411,842           0.12     5.172        357     77.43     89.42       700     41.20
4.501% - 5.000%                       82     26,351,962           2.27     5.505        357     79.16     91.04       664     43.25
5.001% - 5.500%                      332    110,700,784           9.52     5.954        357     80.02     92.51       656     42.30
5.501% - 6.000%                      679    196,747,495          16.92     6.444        357     80.46     92.13       651     42.41
6.001% - 6.500%                      759    202,030,725          17.38     6.921        357     81.31     91.23       637     42.36
6.501% - 7.000%                    2,173    457,484,963          39.35     7.964        357     82.35     87.41       604     42.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted Average:
  6.282%



9. Range of Minimum Mortgage Rates (%)

                                                         % of Mortgage
Range                                                     Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                            Aggregate      Aggregage   Average    Average   Average   Average
Minimum                        Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                        Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                          Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,692    167,460,353          14.41     8.246        348     86.95     89.43       644     41.97
5.001% - 5.500%                       51     15,786,109           1.36     5.389        357     78.73     88.61       673     42.40
5.501% - 6.000%                      283     94,243,503           8.11     5.858        357     79.70     91.76       656     42.33
6.001% - 6.500%                      579    176,244,126          15.16     6.343        357     80.54     93.00       652     42.58
6.501% - 7.000%                      796    216,596,417          18.63     6.812        357     80.91     91.16       641     42.46
7.001% - 7.500%                      677    167,678,956          14.42     7.308        357     82.07     90.14       627     42.66
7.501% - 8.000%                      738    163,385,987          14.05     7.790        357     82.99     88.36       610     42.41
8.001% - 8.500%                      445     91,359,148           7.86     8.268        357     83.72     86.52       589     41.83
8.501% - 9.000%                      272     43,428,127           3.74     8.757        357     82.51     84.71       578     41.87
9.001% - 9.500%                       83     12,041,411           1.04     9.276        357     80.09     81.60       557     42.47
9.501% - 10.000%                      58      6,488,631           0.56     9.786        357     74.29     76.33       544     41.12
10.001% - 10.500%                     19      2,496,455           0.21    10.048        357     72.92     74.93       539     39.63
10.501% - 11.000%                     19      3,598,837           0.31    10.782        357     67.19     67.19       551     44.28
11.001% - 11.500%                      3        533,880           0.05    11.310        357     68.32     68.32       580     37.95
11.501% - 12.000%                      6        984,319           0.08    11.728        357     66.79     67.39       551     39.09
12.001% - 12.500%                      2        163,367           0.01    12.282        357     66.99     66.99       503     38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 12.300%
Non-Zero Weighted Average:
  7.159%



10. Range of Maximum Mortgage Rates (%)

                                                         % of Mortgage
Range                                                     Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                            Aggregate      Aggregage   Average    Average   Average   Average
Maximum                        Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                        Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                          Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,692    167,460,353          14.41     8.246        348     86.95     89.43       644     41.97
11.001% - 11.500%                     50     15,572,697           1.34     5.389        357     78.64     88.66       672     42.31
11.501% - 12.000%                    273     90,405,120           7.78     5.862        357     79.73     91.95       656     42.60
12.001% - 12.500%                    565    170,817,680          14.69     6.344        357     80.67     93.30       652     42.51
12.501% - 13.000%                    781    213,764,772          18.39     6.794        357     80.81     91.23       642     42.28
13.001% - 13.500%                    676    169,162,888          14.55     7.273        357     81.85     89.96       628     42.82
13.501% - 14.000%                    740    164,314,131          14.13     7.749        357     83.05     88.46       611     42.61
14.001% - 14.500%                    447     91,981,060           7.91     8.225        357     83.48     86.44       590     41.56
14.501% - 15.000%                    288     47,509,003           4.09     8.640        357     82.65     84.94       581     41.44
15.001% - 15.500%                     97     15,761,885           1.36     9.033        357     82.16     83.49       569     43.48
15.501% - 16.000%                     63      7,906,625           0.68     9.585        357     74.56     76.23       545     41.98
16.001% - 16.500%                     18      2,256,184           0.19    10.217        357     73.87     76.09       533     38.57
16.501% - 17.000%                     20      3,625,295           0.31    10.714        357     67.09     67.09       547     43.26
17.001% - 17.500%                      4        587,691           0.05    11.213        356     68.01     68.01       576     35.59
17.501% - 18.000%                      7      1,200,875           0.10    11.588        357     67.37     67.86       557     41.29
18.001% - 18.500%                      2        163,367           0.01    12.282        357     66.99     66.99       503     38.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 18.300%
Non-Zero Weighted Average: 13.191%



11. Initial Cap (%)

                                                         % of Mortgage
                                                          Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                              Aggregate      Aggregage   Average    Average   Average   Average
                               Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                                Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
Initial Cap (%)                    Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,692    167,460,353          14.41     8.246        348     86.95     89.43       644     41.97
2.00%                              3,915    962,936,638          82.83     7.159        357     81.42     89.93       628     42.40
3.00%                                116     32,092,635           2.76     7.158        355     81.20     85.30       620     42.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.032%



12. Periodic Cap (%)

                                                         % of Mortgage
                                                          Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                              Aggregate      Aggregage   Average    Average   Average   Average
                               Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Periodic                        Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
Cap (%)                            Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,692    167,460,353          14.41     8.246        348     86.95     89.43       644     41.97
1.50%                              4,031    995,029,272          85.59     7.159        357     81.42     89.78       628     42.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average:
   1.500%



13. Next Rate Adjustment Date

                                                         % of Mortgage
                                                          Loan Pool by  Weighted   Weighted  Weighted  Weighted
Next                                          Aggregate      Aggregage   Average    Average   Average   Average
Rate                           Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Adjustment                      Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
Date                               Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,692    167,460,353          14.41     8.246        348     86.95     89.43       644     41.97
Feb-07                                 1        254,517           0.02     6.250        352     90.00    100.00       689     35.14
Apr-07                                 8      2,070,181           0.18     7.373        354     88.27     91.23       651     46.58
May-07                                54     14,689,866           1.26     7.102        355     83.11     86.75       625     42.36
Jun-07                               475    122,584,963          10.55     7.143        356     80.52     88.96       622     43.19
Jul-07                             3,335    813,785,967          70.00     7.177        357     81.48     90.08       627     42.38
May-08                                 3        533,532           0.05     7.258        355     87.44     96.85       701     40.11
Jun-08                                18      5,364,858           0.46     7.064        356     80.65     86.68       645     36.15
Jul-08                               107     25,181,541           2.17     6.829        357     82.05     87.74       645     41.42
Jun-10                                 2        908,708           0.08     7.216        356     69.35     69.35       582     40.19
Jul-10                                28      9,655,139           0.83     6.775        357     82.57     87.87       648     39.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-19



14. Geographical Distribution

                                                         % of Mortgage
                                                          Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                              Aggregate      Aggregage   Average    Average   Average   Average
                               Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Geographical                    Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
Distribution                       Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                         1,115    326,912,595          28.12     6.972        356     81.45     89.83       634     43.18
New York                             490    140,698,956          12.10     7.231        356     81.48     89.35       643     44.23
Florida                              732    127,821,506          11.00     7.472        356     82.16     88.45       624     40.41
New Jersey                           359     85,064,609           7.32     7.622        356     81.86     86.87       629     42.11
Maryland                             285     56,000,219           4.82     7.382        356     83.26     89.65       618     42.40
Illinois                             326     49,979,336           4.30     7.565        356     83.33     90.43       628     42.17
Virginia                             196     45,634,806           3.93     7.331        356     81.29     88.41       622     41.37
Massachusetts                        194     42,259,340           3.64     7.384        356     81.47     89.25       632     43.44
Georgia                              282     33,653,125           2.89     7.692        354     84.47     93.56       620     40.92
Arizona                              127     22,569,194           1.94     7.422        352     82.48     88.80       623     40.67
Hawaii                                78     22,566,522           1.94     6.865        357     82.04     92.97       661     42.24
Other                              1,539    209,329,417          18.01     7.568        355     83.49     91.16       622     41.43
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 45



15. Occupancy

                                                         % of Mortgage
                                                          Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                              Aggregate      Aggregage   Average    Average   Average   Average
                               Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                                Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
Occupancy                          Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                            5,251  1,073,437,580          92.34     7.283        356     82.14     90.10       628     42.45
Investment                           417     74,734,507           6.43     7.746        356     83.88     86.06       651     40.77
Second Home                           55     14,317,538           1.23     7.503        356     79.24     81.57       632     41.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                         % of Mortgage
                                                          Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                              Aggregate      Aggregage   Average    Average   Average   Average
                               Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Property                        Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                              Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence            4,739    943,333,738          81.15     7.321        356     82.17     89.60       626     42.14
2-4 Family                           552    143,183,908          12.32     7.268        355     82.01     89.55       649     43.91
Condo                                431     75,844,644           6.52     7.332        356     83.15     91.78       641     41.81
Modular                                1        127,335           0.01    10.150        357     75.00     75.00       517     49.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                         % of Mortgage
                                                          Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                              Aggregate      Aggregage   Average    Average   Average   Average
                               Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Loan                            Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
Purpose                            Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                           3,353    630,382,878          54.23     7.314        356     83.74     95.42       646     42.19
Refinance - Cashout                2,339    524,864,452          45.15     7.318        356     80.43     83.01       610     42.48
Refinance - Rate Term                 31      7,242,294           0.62     7.259        356     78.71     82.22       612     43.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

                                                         % of Mortgage
                                                          Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                              Aggregate      Aggregage   Average    Average   Average   Average
                               Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Documentation                   Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
Level                              Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                 3,885    713,738,859          61.40     7.186        355     83.29     90.38       621     41.89
Stated Documentation               1,767    430,426,476          37.03     7.528        356     80.34     88.88       646     43.22
Easy Documentation                    71     18,324,290           1.58     7.359        355     84.05     84.60       612     38.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------



19. Original Prepayment Penalty Term (months)

                                                         % of Mortgage
                                                          Loan Pool by  Weighted   Weighted  Weighted  Weighted
Original                                      Aggregate      Aggregage   Average    Average   Average   Average
Prepayment                     Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Penalty                         Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
Term (months)                      Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                  1,364    235,512,882          20.26     7.715        355     83.30     90.04       632     41.88
12                                   715    174,538,294          15.01     7.395        356     81.59     89.61       638     43.38
24                                 3,095    639,856,528          55.04     7.200        356     82.19     90.42       627     42.39
36                                   549    112,581,922           9.68     7.013        355     81.03     85.39       629     41.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23



20. Lien Position

                                                         % of Mortgage
                                                          Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                              Aggregate      Aggregage   Average    Average   Average   Average
                               Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Lien                            Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
Position                           Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                           4,482  1,098,623,140          94.51     7.156        356     81.22     89.18       629     42.32
2nd Lien                           1,241     63,866,485           5.49    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------



21. FICO Score

                                                         % of Mortgage
                                                          Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                              Aggregate      Aggregage   Average    Average   Average   Average
                               Number of   Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
FICO                            Mortgage      Principal      Principal  Interest       Term  Original       LTV   Average   Average
Score                              Loans        Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
500 - 500                              6      1,421,432           0.12     8.400        357     67.43     67.43       500     39.06
501 - 520                            176     37,198,218           3.20     8.586        357     74.37     74.88       512     42.86
521 - 540                            208     44,994,121           3.87     8.166        357     76.31     76.93       531     43.79
541 - 560                            373     70,131,996           6.03     7.895        355     80.43     81.60       552     43.34
561 - 580                            459     79,758,628           6.86     7.761        354     82.23     85.03       570     42.65
581 - 600                            677    121,170,891          10.42     7.427        355     82.25     88.37       591     42.36
601 - 620                            642    133,539,977          11.49     7.271        355     83.44     88.46       610     41.36
621 - 640                            907    176,238,662          15.16     7.229        355     82.46     90.85       631     42.24
641 - 660                            745    156,192,760          13.44     7.013        356     83.13     93.24       650     42.22
661 - 680                            592    129,230,379          11.12     7.112        356     83.48     94.98       669     42.20
681 - 700                            380     83,759,108           7.21     6.912        357     82.51     93.61       690     42.23
701 - 720                            247     56,034,778           4.82     6.908        356     83.57     95.28       710     42.07
721 - 740                            125     30,137,921           2.59     6.983        356     83.52     95.17       731     42.69
741 - 760                             98     22,334,602           1.92     7.012        357     83.72     94.96       748     43.05
761 - 780                             55     12,572,185           1.08     6.896        354     82.44     94.51       769     43.46
781 - 800                             25      6,221,141           0.54     6.888        356     82.88     96.06       789     39.23
801 >=                                 8      1,552,828           0.13     6.729        357     82.59     90.89       809     43.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                             5,723  1,162,489,625         100.00     7.315        356     82.21     89.73       630     42.33
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 817
Weighted Average: 630


BARCLAYS CAPITAL



The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS CAPITAL

                                                                     SAMPLE DATA

Top Level Stats                All Loans         MH         2nds     1st lien Bal < 50k    FICO < 500     1st lien FRM Purchase
---------------------------------------------------------------------------------------------------------------------------------
Total Collateral             1,162,489,625       0       63,866,485       149,268              0               30,195,779
Percent of Deal                 100.00%         0.00        5.49            0.01              0.00                2.60
Statistical Cut-Off Date       10/1/2005


Top Level Stats               1st lien FRM Refi     ARM I/O Purchase    ARM I/O Refi     ARM Non I/O Puchase    ARM Non I/O Refi
--------------------------------------------------------------------------------------------------------------------------------
Total Collateral                  73,398,088          192,943,557        79,552,162          356,259,631           366,273,923
Percent of Deal                      6.31                16.60              6.84                30.65                 31.51
Statistical Cut-Off Date



Averages by Group
----------------------------------------------
WALA                               3
FICO                              630
DTI                              42.33
LTV                              77.79
CLTV                             82.21
Coupon                           7.315
Balance                        203,125.92


Pct by Group
----------------------------------------------
Prefunded                              0.00
Delinquent at closing                  4.18
Full Doc %                            61.40
Owner Occupied %                      92.34
First Lien %                          94.51
Loans w/ MI                           68.13
Loans w/ Simult 2nds                  44.23
First Time Borrowers         N/A
Stated Docs w/ W2                     37.03


Stats only for ARMs
----------------------------------------------
Max Rate                             13.191
Margin                                6.282
Initial Cap                           2.032
Periodic Cap                          1.500
Avg Reset Freq (mo)                       6


FICO
----------------------------------------------
< 500                                  0.12
500 - 549                              9.27
550 - 599                             21.11
600 - 649                             33.88
650 - 699                             24.53
700 - 749                              8.70
750 - 799                              2.25
800 +                                  0.13


DTI
----------------------------------------------
<25                                    5.03
25 - 29.99                             5.41
30 - 34.99                             7.92
35 - 39.99                            12.70
40 - 44.99                            20.14
45 - 49.99                            36.82
50 - 54.99                            11.97
55 - 59.99                       0.00
60 +                             0.00
                               100.00


LTV
----------------------------------------------
<=60                                   8.24
60.01 - 65                             2.06
65.01 - 70                             3.12
70.01 - 75                             4.89
75.01 - 80                            48.58
80.01 - 85                            10.68
85.01 - 90                            18.43
90.01 - 95                             1.90
95.01 - 100                            2.10
> 100                            0.00
                               100.00

CLTV
----------------------------------------------
<=60                                   2.74
60.01 - 65                             2.06
65.01 - 70                             3.12
70.01 - 75                             4.89
75.01 - 80                            48.58
80.01 - 85                            10.69
85.01 - 90                            18.54
90.01 - 95                             2.31
95.01 - 100                            7.06
> 100                            0.00
                               100.00

Product
----------------------------------------------
< 2 yr Fixed Term
2 yr fixed hybrid                     82.01
3 yr fixed hybrid                      2.67
5 yr or longer hybrid                  0.91
Fixed Rate                            14.41


I/O Term
----------------------------------------------
No IO Term                            76.56
2 yr                             0.00
3 yr                             0.00
5 yr                                  23.44
> 5 yr                           0.00
                               100.00

Loan Balance
----------------------------------------------
< 50,000                               1.68
50,000 - 74,999                        2.19
75,000 - 99,999                        3.47
100,000 - 199,999                     22.80
200,000 - 499,999                     53.28
500,000 - 999,999                     16.57
1,000,000 -                      0.00
                                 100.00

Amortization Term
----------------------------------------------
< 15 years                             0.14
15 yr                                  0.27
20 yr                                  0.33
30 yr                                 99.26
40 yr                            0.00
                                 100.00

Maturity Term
----------------------------------------------
< 15 years                             0.14
15 yr                                  0.27
20 yr                                  0.33
30 yr                                 99.26
40 yr                            0.00
                                 100.00

Property Type
----------------------------------------------
Single Family                         81.15
PUD                              0.00
Multi Family                          12.32
Condo, Townhouse                       6.52
Other                                  0.01
MH                               0.00
                                 100.00

Loan Purpose
----------------------------------------------
Purchase                              54.23
Cash Out Refi                         45.15
Non Cash Out Refi                      0.62
                                       100.00

Geographic Distribution
----------------------------------------------
California-Southern                   16.86
New York                              12.10
California-Northern                   11.26
Florida                               11.00
New Jersey                             7.32
Maryland                               4.82
Illinois                               4.30
Virginia                               3.93
Massachusetts                          3.64
Georgia                                2.89
Arizona                                1.94
Hawaii                                 1.94
Nevada                                 1.87
Minnesota                              1.58
Connecticut                            1.57
Michigan                               1.37
Washington                             1.26
Pennsylvania                           1.22
Texas                                  1.17
Colorado                               1.12
North Carolina                         0.82
Ohio                                   0.62
District of Columbia                   0.58
Wisconsin                              0.58
New Hampshire                          0.54
South Carolina                         0.44
Tennessee                              0.41
Oregon                                 0.38
Missouri                               0.35
Indiana                                0.33
Rhode Island                           0.29
Utah                                   0.27
Delaware                               0.27
Idaho                                  0.20
Kansas                                 0.13
Arkansas                               0.09
Maine                                  0.09
New Mexico                             0.09
Kentucky                               0.07
West Virginia                          0.06
Iowa                                   0.06
Oklahoma                               0.06
Alaska                                 0.05
Vermont                                0.04
Nebraska                               0.01
Wyoming                                0.01
Total:                               100.00

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Loans With Silent Seconds



1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 2,115
Aggregate Principal Balance ($): 514,164,614
Weighted Average Current Mortgage Rate (%): 6.895
Non-Zero Weighted Average Margin (%): 6.112
Non-Zero Weighted Average Maximum Rate (%): 12.903
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.62
% First Liens: 100.00
% Owner Occupied: 94.75
% Purchase: 81.74
% Full Documentation: 62.76
Non-Zero Weighted Average FICO Score: 651



2. Product Types

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Product                       Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                      1       107,316           0.02     6.250        237     80.00     90.00       600     19.85
Fixed - 30 Year                    120    25,711,935           5.00     7.057        357     82.10     98.23       659     42.64
ARM - 2 Year/6 Month LIBOR       1,230   274,011,850          53.29     7.191        357     82.41     97.93       648     42.27
ARM - 2 Year/6 Month LIBOR/
5 Year Interest Only               704   201,097,897          39.11     6.477        357     80.57     99.67       653     42.48
ARM - 3 Year/6 Month LIBOR          25     4,159,291           0.81     7.083        357     82.53     99.07       673     40.92
ARM - 3 Year/6 Month LIBOR/
5 Year Interest Only                24     5,975,714           1.16     6.596        357     78.58     97.31       682     40.99
ARM - 5 Year/6 Month LIBOR          11     3,100,611           0.60     6.887        357     81.76     98.26       657     38.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross Interest Rates (%)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted   Weighted
Range of                                   Aggregate      Aggregate   Average    Average   Average    Average
Gross                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined   Original  Weighted  Weighted
Interest                      Mortgage     Principal      Principal  Interest       Term  Original        LTV   Average   Average
Rates (%)                        Loans       Balance        Balance      Rate   (months)       LTV       w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                    186    60,068,799          11.68     5.771        357     80.14      99.31       670     42.40
6.000% - 6.999%                    922   255,823,470          49.76     6.554        357     80.61      99.01       661     42.90
7.000% - 7.999%                    713   157,897,739          30.71     7.469        357     82.76      98.22       642     41.67
8.000% - 8.999%                    248    36,458,867           7.09     8.359        357     86.09      97.01       600     41.11
9.000% - 9.999%                     38     3,295,831           0.64     9.397        357     83.84      95.30       568     39.95
10.000% - 10.999%                    7       440,025           0.09    10.282        357     82.10      96.88       563     44.87
11.000% - 11.999%                    1       179,883           0.03    11.700        357     65.00      68.25       559     43.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62      98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 11.700%
Weighted Average: 6.895%



4. Range of Cut-off Date Principal Balances ($)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                   Aggregate      Aggregate   Average    Average   Average   Average
Cut-off                      Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Date Principal                Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Balances ($)                     Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                   61     3,783,453           0.74     8.996        357     84.12     99.04       604     41.90
$75,001 - $100,000                 129    11,482,066           2.23     7.655        357     82.96     98.30       625     40.31
$100,001 - $125,000                273    30,574,818           5.95     7.537        356     83.66     98.62       628     41.75
$125,001 - $150,000                210    28,797,113           5.60     7.381        357     82.81     98.63       632     41.11
$150,001 - $175,000                196    31,494,535           6.13     7.062        357     82.87     98.18       636     42.47
$175,001 - $200,000                200    37,467,425           7.29     6.975        357     81.83     98.77       652     41.64
$200,001 - $225,000                150    31,909,228           6.21     6.895        357     82.11     98.59       643     42.19
$225,001 - $250,000                105    24,902,299           4.84     6.709        357     81.45     99.24       656     43.17
$250,001 - $275,000                106    27,804,858           5.41     6.884        357     81.98     98.88       651     41.23
$275,001 - $300,000                 97    27,836,780           5.41     6.763        357     81.13     98.77       650     42.37
$300,001 - $325,000                 88    27,515,069           5.35     6.837        357     81.70     98.58       649     42.78
$325,001 - $350,000                 77    25,958,687           5.05     6.755        357     81.75     98.60       649     41.32
$350,001 - $375,000                 60    21,702,767           4.22     6.792        357     81.33     99.04       658     43.36
$375,001 - $400,000                 57    22,072,774           4.29     6.573        357     80.99     99.12       665     43.43
$400,001 - $425,000                 43    17,771,793           3.46     6.758        357     81.35     98.70       664     43.07
$425,001 - $450,000                 52    22,846,248           4.44     6.505        357     80.84     98.41       677     44.87
$450,001 - $475,000                 39    18,050,733           3.51     6.837        357     81.66     98.97       659     45.28
$475,001 - $500,000                 25    12,123,141           2.36     6.502        357     81.94     99.13       670     42.15
$500,001 - $750,000                145    88,355,823          17.18     6.703        357     80.04     98.25       662     42.00
$750,001 - $1,000,000                2     1,715,004           0.33     6.177        357     80.00     94.54       657     31.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $50,299
Maximum: $937,152
Average: $243,104



5. Original Terms (month)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
Original                     Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                         Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
240                                  1       107,316           0.02     6.250        237     80.00     90.00       600     19.85
359                                  1       680,000           0.13     6.050        355     77.27     93.74       630     49.78
360                              2,113   513,377,298          99.85     6.896        357     81.63     98.64       651     42.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 360



6. Range of Remaining Terms (month)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                   Aggregate      Aggregate   Average    Average   Average   Average
Remaining                    Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                         Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
181 - 240                            1       107,316           0.02     6.250        237     80.00     90.00       600     19.85
301 - 360                        2,114   514,057,298          99.98     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 237
Maximum: 357
Weighted Average: 357



7. Range of Combined Original LTV Ratios (%)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                   Aggregate      Aggregate   Average    Average   Average   Average
Combined                     Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Original                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
LTV Ratios (%)                   Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
40.01% - 45.00%                      1       207,271           0.04     6.850        357     44.59     51.03       533     53.05
55.01% - 60.00%                      1       748,014           0.15     6.650        357     60.00     78.16       568     48.74
60.01% - 65.00%                      2       929,883           0.18     8.708        356     63.29     76.60       661     34.06
65.01% - 70.00%                      3       320,436           0.06     7.097        357     69.84     93.00       611     44.22
70.01% - 75.00%                      9     2,948,227           0.57     7.317        357     73.27     93.51       640     38.90
75.01% - 80.00%                  1,566   408,127,127          79.38     6.730        357     79.96     99.34       660     42.54
80.01% - 85.00%                    102    19,156,759           3.73     7.160        357     84.98     95.33       618     41.07
85.01% - 90.00%                    431    81,726,898          15.90     7.624        357     89.99     96.59       616     41.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 44.59%
Maximum: 90.00%
Weighted Average: 81.62%



8. Range of Gross Margins (%)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range                                      Aggregate      Aggregate   Average    Average   Average   Average
of                           Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Gross                         Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Margins (%)                      Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   121    25,819,251           5.02     7.054        356     82.09     98.20       659     42.54
4.001% - 4.500%                      3       845,960           0.16     5.186        357     80.00    100.00       716     45.95
4.501% - 5.000%                     50    15,868,498           3.09     5.507        357     79.99     99.72       670     44.40
5.001% - 5.500%                    221    72,340,294          14.07     5.966        357     80.19     99.31       666     42.17
5.501% - 6.000%                    440   123,849,956          24.09     6.442        357     80.67     99.21       662     42.97
6.001% - 6.500%                    440   113,285,179          22.03     6.909        357     80.85     98.54       656     42.27
6.501% - 7.000%                    840   162,155,476          31.54     7.765        357     83.62     97.89       630     41.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.410%
Maximum: 6.990%
Non-Zero Weighted Average: 6.112%



9. Range of Minimum Mortgage Rates (%)

                                                      % of Mortgage
Range                                                  Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                         Aggregate      Aggregate   Average    Average   Average   Average
Minimum                      Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                        Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   121    25,819,251           5.02     7.054        356     82.09     98.20       659     42.54
5.001% - 5.500%                     28     8,015,213           1.56     5.358        357     79.99     99.45       675     43.88
5.501% - 6.000%                    184    59,359,748          11.54     5.855        357     80.15     99.30       666     42.41
6.001% - 6.500%                    387   116,228,187          22.61     6.340        357     80.46     99.35       662     42.81
6.501% - 7.000%                    472   123,374,076          24.00     6.804        357     80.74     98.74       660     42.70
7.001% - 7.500%                    357    82,112,770          15.97     7.296        357     82.13     98.61       648     42.28
7.501% - 8.000%                    295    63,030,785          12.26     7.762        357     83.73     97.64       630     40.93
8.001% - 8.500%                    154    24,103,144           4.69     8.263        357     86.39     96.98       605     41.03
8.501% - 9.000%                     79     8,964,027           1.74     8.712        357     86.29     96.97       585     41.84
9.001% - 9.500%                     19     1,685,252           0.33     9.268        357     83.59     94.33       569     42.34
9.501% - 10.000%                    13       975,090           0.19     9.780        357     83.35     96.93       571     41.16
10.001% - 10.500%                    5       317,187           0.06    10.368        357     79.84     95.68       549     44.38
11.501% - 12.000%                    1       179,883           0.03    11.700        357     65.00     68.25       559     43.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 11.700%
Non-Zero Weighted Average: 6.887%



10. Range of Maximum Mortgage Rates (%)

                                                      % of Mortgage
Range                                                  Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                         Aggregate      Aggregate   Average    Average   Average   Average
Maximum                      Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                        Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   121    25,819,251           5.02     7.054        356     82.09     98.20       659     42.54
11.001% - 11.500%                   28     8,015,213           1.56     5.358        357     79.99     99.45       675     43.88
11.501% - 12.000%                  180    57,768,388          11.24     5.861        357     80.15     99.28       666     42.82
12.001% - 12.500%                  381   113,842,035          22.14     6.343        357     80.47     99.42       662     42.72
12.501% - 13.000%                  470   123,314,714          23.98     6.789        357     80.70     98.76       660     42.43
13.001% - 13.500%                  357    83,343,085          16.21     7.264        357     82.08     98.53       649     42.47
13.501% - 14.000%                  298    63,561,791          12.36     7.739        357     83.66     97.66       632     41.06
14.001% - 14.500%                  158    25,077,727           4.88     8.220        357     86.18     97.03       607     40.88
14.501% - 15.000%                   82    10,083,743           1.96     8.601        357     86.26     97.09       591     42.02
15.001% - 15.500%                   21     1,866,506           0.36     9.159        357     83.60     94.88       586     42.75
15.501% - 16.000%                   13       975,090           0.19     9.780        357     83.35     96.93       571     41.16
16.001% - 16.500%                    5       317,187           0.06    10.368        357     79.84     95.68       549     44.38
17.501% - 18.000%                    1       179,883           0.03    11.700        357     65.00     68.25       559     43.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 17.700%
Non-Zero Weighted Average: 12.903%



11. Initial Cap (%)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                              Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Initial Cap (%)                  Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   121    25,819,251           5.02     7.054        356     82.09     98.20       659     42.54
2.00%                            1,967   480,260,321          93.41     6.891        357     81.59     98.66       650     42.32
3.00%                               27     8,085,042           1.57     6.638        355     81.78     98.06       677     41.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.017%



12. Periodic Cap (%)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Periodic                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Cap (%)                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   121    25,819,251           5.02     7.054        356     82.09     98.20       659     42.54
1.50%                            1,994   488,345,363          94.98     6.887        357     81.60     98.65       651     42.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%



13. Next Rate Adjustment Date

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Next                                       Aggregate      Aggregate   Average    Average   Average   Average
Rate                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Adjustment                    Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Date                             Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   121    25,819,251           5.02     7.054        356     82.09     98.20       659     42.54
Feb-07                               1       254,517           0.05     6.250        352     90.00    100.00       689     35.14
Apr-07                               2       340,432           0.07     7.219        354     81.97    100.00       663     49.12
May-07                              14     3,517,924           0.68     6.841        355     83.05     98.26       673     43.17
Jun-07                             224    58,429,646          11.36     6.794        356     81.06     98.77       656     42.42
Jul-07                           1,693   412,567,228          80.24     6.902        357     81.69     98.65       649     42.34
May-08                               2       365,232           0.07     7.538        355     86.25    100.00       699     41.32
Jun-08                               7     1,819,876           0.35     7.185        356     73.38     91.18       683     40.14
Jul-08                              40     7,949,897           1.55     6.672        357     81.48     99.52       677     41.13
Jul-10                              11     3,100,611           0.60     6.887        357     81.76     98.26       657     38.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-11



14. Geographical Distribution

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Geographical                  Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Distribution                     Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                         407   149,056,602          28.99     6.545        357     80.53     98.90       658     43.00
New York                           181    63,391,478          12.33     6.846        357     81.16     98.61       670     44.59
Florida                            236    48,860,330           9.50     7.042        357     82.17     98.64       650     40.81
New Jersey                          99    26,635,727           5.18     7.129        357     82.39     98.39       660     41.96
Maryland                            89    21,689,081           4.22     6.806        357     82.10     98.59       643     42.22
Illinois                           118    21,530,744           4.19     7.146        357     81.80     98.28       655     41.33
Georgia                            136    20,733,530           4.03     7.276        357     83.83     98.58       629     41.44
Virginia                            69    19,837,556           3.86     6.881        357     81.63     97.99       650     42.05
Massachusetts                       71    17,870,966           3.48     6.888        357     80.86     99.26       660     43.10
Hawaii                              34    13,090,207           2.55     6.559        357     80.22     99.07       673     42.16
Colorado                            54    10,176,451           1.98     6.844        357     81.00     98.24       632     40.12
Other                              621   101,291,943          19.70     7.248        357     82.85     98.39       632     41.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 42



15. Occupancy

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                              Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Occupancy                        Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                          1,973   487,158,457          94.75     6.865        357     81.27     98.81       650     42.44
Investment                         131    23,968,383           4.66     7.530        357     88.41     95.22       676     39.92
Second Home                         11     3,037,774           0.59     6.774        357     84.80     95.75       673     41.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Property                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence          1,737   411,244,602          79.98     6.884        357     81.58     98.62       648     42.01
2-4 Family                         211    65,400,138          12.72     6.956        357     82.07     98.60       672     44.10
Condo                              167    37,519,874           7.30     6.911        357     81.27     98.72       658     42.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Loan                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Purpose                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                         1,742   420,298,241          81.74     6.914        357     81.52     99.03       655     42.42
Refinance - Cashout                366    91,841,476          17.86     6.805        357     82.02     96.79       633     41.76
Refinance - Rate Term                7     2,024,896           0.39     7.082        357     85.42     97.98       631     47.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Documentation                 Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Level                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation               1,458   322,680,906          62.76     6.800        357     82.64     98.32       637     41.79
Stated Documentation               649   190,177,161          36.99     7.052        357     79.88     99.20       675     43.27
Easy Documentation                   8     1,306,547           0.25     7.483        357     84.42     92.15       602     34.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------



19. Original Prepayment Penalty Term (months)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Original                                   Aggregate      Aggregate   Average    Average   Average   Average
Prepayment                   Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Penalty                       Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Term (months)                    Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                  458    97,710,671          19.00     7.194        357     82.16     98.40       652     41.56
12                                 279    82,141,548          15.98     6.951        357     81.61     98.65       666     43.41
24                               1,235   304,435,994          59.21     6.799        357     81.41     98.71       648     42.31
36                                 143    29,876,401           5.81     6.742        356     82.04     98.45       644     41.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 22



20. Lien Position

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Lien                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Position                         Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                         2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------



21. FICO Score

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
FICO                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Score                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
501 - 520                           10     1,279,514           0.25     8.595        357     79.25     93.92       515     40.87
521 - 540                           12     2,652,906           0.52     8.015        357     79.64     90.18       533     34.06
541 - 560                           80    12,350,525           2.40     8.210        357     88.43     95.11       555     42.28
561 - 580                          142    28,064,899           5.46     7.780        357     86.68     94.62       571     42.71
581 - 600                          234    46,903,658           9.12     7.028        357     82.79     98.60       591     42.15
601 - 620                          189    41,156,679           8.00     6.919        357     82.64     98.93       611     41.69
621 - 640                          358    81,397,892          15.83     6.903        357     80.92     99.08       630     42.52
641 - 660                          337    86,830,232          16.89     6.762        357     80.96     99.15       650     42.62
661 - 680                          266    77,956,446          15.16     6.785        357     80.36     99.44       670     42.44
681 - 700                          191    50,569,928           9.84     6.628        357     80.40     98.77       689     41.49
701 - 720                          131    37,066,086           7.21     6.624        357     81.19     98.89       709     42.17
721 - 740                           66    19,201,004           3.73     6.770        357     80.96     99.25       731     42.93
741 - 760                           47    14,285,724           2.78     6.610        357     80.67     98.24       748     43.33
761 - 780                           33     8,811,970           1.71     6.539        357     81.70     98.93       769     43.43
781 - 800                           14     4,538,502           0.88     6.726        357     81.19     99.26       791     42.76
801 >=                               5     1,098,648           0.21     6.844        357     85.52     97.24       809     47.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 502
Maximum: 817
Weighted Average: 651

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR5 Preliminary Collateral Analysis
All records
5,723 records
Balance: 1,162,489,625



1. Collateral Statistics

Av Loan Size: 203,125.92
Gross WAC: 7.315
Loan Balance > $750k: 0.67
Weighted Average FICO: 630
FICO < 650: 63.55
Percent CLTV > 80%: 38.60
Percent CLTV (w/o MI) > 80%: 38.60
Weighted Average CLTV (Inc. Silent Seconds): 89.73
Weighted Averge FICO for Silent Seconds (Inc. Silent Seconds): 651 Weighted Average CLTV for Silent Seconds: 98.63
IO Loans (%): 23.44
IO: FICO: 650
IO: CLTV: 81.41
Own Occ (%): 92.34
Second Home (%): 1.23
Investment Property (%): 6.43
Percent Single-Family Properties: 81.15
Percent PUD: 0.00
Percent Condos: 6.52
Percent 2-4 Family: 12.32
Rate Term Refi (%): 0.62
Purchase (%): 54.23
CO Refi (%): 45.15
California Concentration: 28.12
Northern California Concentration: 11.26
Southern California Concentration: 16.86
Full Doc (%): 61.40
Limited Doc (%): 0.00
Stated Doc (%): 37.03
No Doc (%): 0.00
Easy Doc (%): 1.58
No Ratio (%): 0.00
No Income Verification (%): 0.00
No Asset Verification (%): 0.00
Other Documentation (%): 0.00
Five Largest Originators (w/ %): Fremont (100%)
Five Largest Servicers (w/%):  Countrywide (100%)

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Interest Only



1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 927
Aggregate Principal Balance ($): 272,495,719
Weighted Average Current Mortgage Rate (%): 6.496
Non-Zero Weighted Average Margin (%): 5.779
Non-Zero Weighted Average Maximum Rate (%): 12.518
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.41
% First Liens: 100.00
% Owner Occupied: 99.89
% Purchase: 70.81
% Full Documentation: 81.24
Non-Zero Weighted Average FICO Score: 650



2. Product Types

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Product                       Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR/
5 Year Interest Only               885   260,521,716          95.61     6.501        357     81.49     96.23       649     42.30
ARM - 3 Year/6 Month LIBOR/
5 Year Interest Only                42    11,974,003           4.39     6.392        357     79.73     89.08       670     39.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross Interest
Rates (%)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                   Aggregate      Aggregate   Average    Average   Average   Average
Gross                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Interest                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                        Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                    198    67,390,125          24.73     5.756        357     79.90     94.43       663     42.25
6.000% - 6.999%                    529   154,026,447          56.52     6.493        357     81.12     96.13       649     42.19
7.000% - 7.999%                    175    46,640,265          17.12     7.411        357     83.57     97.08       635     42.14
8.000% - 8.999%                     24     4,379,383           1.61     8.220        357     91.77     99.14       632     41.78
9.000% - 9.999%                      1        59,500           0.02     9.500        356    100.00    100.00       655     50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 9.500%
Weighted Average: 6.496%



4. Range of Cut-off
Date Principal Balances ($)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                   Aggregate      Aggregate   Average    Average   Average   Average
Cut-off                      Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Date Principal                Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Balances ($)                     Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                    2       119,500           0.04     8.872        356    100.00    100.00       639     49.05
$75,001 - $100,000                  23     1,986,491           0.73     7.150        357     82.07     98.87       629     41.04
$100,001 - $125,000                 70     7,825,440           2.87     7.020        357     81.42     97.37       628     42.43
$125,001 - $150,000                 66     9,152,915           3.36     6.836        357     80.11     97.12       640     43.26
$150,001 - $175,000                 80    12,907,035           4.74     6.599        357     81.52     96.41       628     42.75
$175,001 - $200,000                 78    14,684,899           5.39     6.543        357     81.25     98.51       645     41.59
$200,001 - $225,000                 68    14,462,009           5.31     6.496        357     81.84     97.78       642     42.60
$225,001 - $250,000                 59    13,999,742           5.14     6.407        357     81.26     97.08       646     42.92
$250,001 - $275,000                 53    13,960,439           5.12     6.494        357     81.66     95.83       659     40.13
$275,001 - $300,000                 61    17,514,829           6.43     6.456        357     82.12     94.94       646     42.22
$300,001 - $325,000                 46    14,389,996           5.28     6.553        357     82.60     94.70       637     43.00
$325,001 - $350,000                 41    13,823,538           5.07     6.356        357     81.89     95.18       652     42.55
$350,001 - $375,000                 40    14,491,506           5.32     6.440        357     81.93     93.80       645     41.60
$375,001 - $400,000                 34    13,147,434           4.82     6.317        357     81.11     95.61       654     41.73
$400,001 - $425,000                 24     9,937,344           3.65     6.478        357     82.16     97.12       649     43.08
$425,001 - $450,000                 28    12,282,991           4.51     6.049        357     81.25     94.81       665     42.58
$450,001 - $475,000                 20     9,229,278           3.39     6.743        357     80.90     97.15       655     45.06
$475,001 - $500,000                 24    11,657,760           4.28     6.296        357     81.15     95.28       661     40.96
$500,001 - $750,000                106    63,737,822          23.39     6.541        357     81.09     96.29       658     42.27
$750,001 - $1,000,000                4     3,184,750           1.17     5.965        357     76.82     76.82       664     33.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $59,500
Maximum: $825,000
Average: $293,954



5. Original Terms (month)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
Original                     Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                         Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
359                                  2       848,300           0.31     6.169        355     79.80     93.00       645     47.34
360                                925   271,647,419          99.69     6.497        357     81.42     95.93       650     42.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 359
Maximum: 360
Weighted Average: 360



6. Range of Remaining
Terms (month)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                   Aggregate      Aggregate   Average    Average   Average   Average
Remaining                    Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                         Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                          927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 354
Maximum: 357
Weighted Average: 357



7. Range of Combined
Original LTV Ratios (%)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                   Aggregate      Aggregate   Average    Average   Average   Average
Combined                     Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Original                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
LTV Ratios (%)                   Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
45.01% - 50.00%                      1       165,000           0.06     5.500        357     50.00     50.00       688     44.98
50.01% - 55.00%                      2       288,288           0.11     5.442        357     52.95     52.95       669     30.98
55.01% - 60.00%                      1       116,000           0.04     6.750        357     58.00     58.00       579     34.14
60.01% - 65.00%                      4     1,328,999           0.49     7.228        356     62.33     71.20       665     31.28
65.01% - 70.00%                      5     1,461,599           0.54     6.180        357     70.00     70.00       615     45.38
70.01% - 75.00%                     16     6,681,655           2.45     5.955        357     74.14     75.75       650     36.05
75.01% - 80.00%                    703   207,569,682          76.17     6.429        357     79.95     98.07       654     42.21
80.01% - 85.00%                     72    20,144,623           7.39     6.517        357     84.26     88.02       628     41.41
85.01% - 90.00%                     91    25,638,493           9.41     6.801        357     89.37     92.97       632     44.71
90.01% - 95.00%                     11     3,743,401           1.37     7.107        357     94.83     94.83       627     45.49
95.01% - 100.00%                    21     5,357,979           1.97     7.791        357    100.00    100.00       655     40.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.41%



8. Range of Gross
Margins (%)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range                                      Aggregate      Aggregate   Average    Average   Average   Average
of                           Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Gross                         Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Margins (%)                      Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                      1       301,500           0.11     6.950        357     90.00     90.00       648     41.25
4.001% - 4.500%                      4     1,208,560           0.44     5.175        357     77.00     91.00       691     43.78
4.501% - 5.000%                     59    19,679,495           7.22     5.498        357     79.51     94.03       668     42.91
5.001% - 5.500%                    207    69,778,106          25.61     5.951        357     80.38     95.69       659     42.05
5.501% - 6.000%                    294    85,806,843          31.49     6.417        357     80.96     95.45       646     42.44
6.001% - 6.500%                    203    55,871,070          20.50     6.902        357     81.83     96.81       646     41.76
6.501% - 7.000%                    159    39,850,145          14.62     7.581        357     84.64     97.22       637     42.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted
Average: 5.779%



9. Range of Minimum
Mortgage Rates (%)

                                                      % of Mortgage
Range                                                  Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                         Aggregate      Aggregate   Average    Average   Average   Average
Minimum                      Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                        Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                     38    11,861,396           4.35     5.381        357     78.64     91.06       674     42.25
5.501% - 6.000%                    180    61,500,578          22.57     5.851        357     80.25     95.42       659     42.31
6.001% - 6.500%                    293    88,773,782          32.58     6.328        357     80.92     96.00       649     42.56
6.501% - 7.000%                    227    62,077,164          22.78     6.798        357     81.36     96.31       648     41.35
7.001% - 7.500%                    108    28,563,892          10.48     7.269        357     83.73     97.19       636     42.59
7.501% - 8.000%                     60    16,341,673           6.00     7.767        357     84.22     96.58       635     41.91
8.001% - 8.500%                     17     2,946,735           1.08     8.230        357     92.00     98.72       622     44.31
8.501% - 9.000%                      3       371,000           0.14     8.774        357    100.00    100.00       664     38.09
9.001% - 9.500%                      1        59,500           0.02     9.500        356    100.00    100.00       655     50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 9.500%
Non-Zero Weighted
Average: 6.496%



10. Range of Maximum
Mortgage Rates (%)

                                                      % of Mortgage
Range                                                  Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                         Aggregate      Aggregate   Average    Average   Average   Average
Maximum                      Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                        Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%                   38    11,861,396           4.35     5.381        357     78.64     91.06       674     42.25
11.501% - 12.000%                  175    59,090,978          21.69     5.856        357     80.14     95.44       659     42.74
12.001% - 12.500%                  291    87,900,590          32.26     6.330        357     80.95     96.01       649     42.50
12.501% - 13.000%                  227    62,812,464          23.05     6.759        357     81.37     96.26       649     40.82
13.001% - 13.500%                  107    28,309,374          10.39     7.234        357     83.32     97.02       634     42.56
13.501% - 14.000%                   65    18,015,973           6.61     7.672        357     84.17     96.55       638     42.44
14.001% - 14.500%                   20     4,074,445           1.50     7.962        357     91.29     99.08       634     45.22
14.501% - 15.000%                    3       371,000           0.14     8.774        357    100.00    100.00       664     38.09
15.001% - 15.500%                    1        59,500           0.02     9.500        356    100.00    100.00       655     50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 15.500%
Non-Zero Weighted
Average: 12.518%



11. Initial Cap (%)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                              Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Initial Cap (%)                  Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
2.00%                              912   266,410,917          97.77     6.499        357     81.36     95.91       650     42.21
3.00%                               15     6,084,802           2.23     6.354        355     83.69     96.34       658     41.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted
Average: 2.022%



12. Periodic Cap (%)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Periodic                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Cap (%)                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.50%                              927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted
Average: 1.500%



13. Next Rate
Adjustment Date

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Next                                       Aggregate      Aggregate   Average    Average   Average   Average
Rate                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Adjustment                    Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Date                             Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Apr-07                               1       273,200           0.10     6.990        354     80.00    100.00       656     48.63
May-07                               7     2,832,102           1.04     6.301        355     88.00     94.24       633     43.10
Jun-07                             135    40,627,799          14.91     6.466        356     80.71     95.92       654     42.28
Jul-07                             742   216,788,616          79.56     6.509        357     81.55     96.32       648     42.29
May-08                               2       305,100           0.11     6.964        354     85.52     94.48       703     38.66
Jun-08                               6     1,950,345           0.72     7.004        356     74.78     88.73       702     38.94
Jul-08                              34     9,718,558           3.57     6.251        357     80.55     88.99       662     40.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted
Average: 2007-07-12



14. Geographical
Distribution

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Geographical                  Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Distribution                     Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                         347   132,719,045          48.71     6.352        357     80.64     95.39       653     42.51
Florida                             91    21,563,743           7.91     6.653        357     82.37     95.33       646     40.13
New York                            37    14,309,253           5.25     6.481        357     80.88     93.43       654     43.28
Maryland                            52    13,697,352           5.03     6.492        357     83.40     97.33       639     41.71
Virginia                            32    10,543,822           3.87     6.552        357     82.03     96.95       667     42.28
New Jersey                          35     9,464,497           3.47     6.967        357     86.60     96.25       641     41.48
Massachusetts                       29     8,350,570           3.06     6.574        357     81.93     97.39       664     43.96
Colorado                            41     7,521,668           2.76     6.523        357     80.25     99.75       644     43.85
Hawaii                              18     7,127,817           2.62     6.225        357     80.77     98.78       678     40.87
Georgia                             41     6,807,932           2.50     6.861        357     82.07     98.21       637     42.09
Nevada                              23     5,902,425           2.17     6.737        357     81.50     95.87       639     39.97
Other                              181    34,487,595          12.66     6.733        357     81.73     96.17       637     42.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Number of States
Represented: 37



15. Occupancy

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                              Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Occupancy                        Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                            926   272,196,318          99.89     6.497        357     81.40     95.92       650     42.19
Second Home                          1       299,401           0.11     5.900        357     90.00    100.00       790     48.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Property                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence            807   237,644,415          87.21     6.484        357     81.34     95.75       649     41.92
Condo                               81    20,058,030           7.36     6.529        357     82.07     97.24       648     44.18
2-4 Family                          39    14,793,274           5.43     6.642        357     81.64     96.88       666     43.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Loan                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Purpose                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                           659   192,943,557          70.81     6.515        357     80.89     98.41       656     42.16
Refinance - Cashout                264    78,278,851          28.73     6.438        357     82.63     89.73       634     42.16
Refinance - Rate Term                4     1,273,311           0.47     7.260        357     86.45    100.00       608     48.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Documentation                 Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Level                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                 806   221,383,446          81.24     6.400        357     81.65     95.73       643     42.30
Stated Documentation               111    47,562,205          17.45     6.900        357     79.45     97.02       681     41.99
Easy Documentation                  10     3,550,069           1.30     7.092        357     92.83     92.83       650     38.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------



19. Original Prepayment
Penalty Term (months)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Original                                   Aggregate      Aggregate   Average    Average   Average   Average
Prepayment                   Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Penalty                       Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Term (months)                    Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                  138    34,203,385          12.55     6.913        357     82.50     96.93       648     41.51
12                                  71    26,245,630           9.63     6.691        357     81.21     96.17       659     42.63
24                                 642   192,481,721          70.64     6.428        357     81.17     96.09       650     42.26
36                                  76    19,564,984           7.18     6.177        357     82.19     92.12       643     42.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted
Average: 24



20. Lien Position

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Lien                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Position                         Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                           927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------



21. FICO Score

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
FICO                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Score                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                           15     2,932,279           1.08     6.983        357     80.36     96.97       578     38.19
581 - 600                          176    42,382,257          15.55     6.730        357     81.94     95.67       591     42.72
601 - 620                          135    36,177,538          13.28     6.663        357     82.39     93.97       610     41.71
621 - 640                          135    39,911,710          14.65     6.419        357     82.13     94.32       630     43.46
641 - 660                          145    44,639,148          16.38     6.357        357     81.42     95.58       650     42.36
661 - 680                          113    41,479,033          15.22     6.573        357     81.03     97.48       669     41.18
681 - 700                           89    25,537,755           9.37     6.354        357     79.59     96.61       689     41.65
701 - 720                           56    20,411,967           7.49     6.279        357     80.77     98.37       709     42.33
721 - 740                           26     7,899,091           2.90     6.351        357     80.86     96.31       730     45.06
741 - 760                           18     5,632,183           2.07     6.304        357     80.68     95.85       750     37.99
761 - 780                           12     3,925,613           1.44     6.245        357     81.31    100.00       768     44.81
781 - 800                            6     1,347,145           0.49     6.567        357     82.22    100.00       793     36.00
801 >=                               1       220,000           0.08     5.850        357     80.00    100.00       813     45.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                             927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 572
Maximum: 813
Weighted Average: 650



The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Loans With Silent Seconds







1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 2,115
Aggregate Principal Balance ($): 514,164,614
Weighted Average Current Mortgage Rate (%): 6.895
Non-Zero Weighted Average Margin (%): 6.112
Non-Zero Weighted Average Maximum Rate (%): 12.903
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.62
% First Liens: 100.00
% Owner Occupied: 94.75
% Purchase: 81.74
% Full Documentation: 62.76
Non-Zero Weighted Average FICO Score: 651


2. Product Types

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Product                       Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                      1       107,316           0.02     6.250        237     80.00     90.00       600     19.85
Fixed - 30 Year                    120    25,711,935           5.00     7.057        357     82.10     98.23       659     42.64
ARM - 2 Year/6 Month LIBOR       1,230   274,011,850          53.29     7.191        357     82.41     97.93       648     42.27
ARM - 2 Year/6 Month LIBOR/
  5 Year Interest Only             704   201,097,897          39.11     6.477        357     80.57     99.67       653     42.48
ARM - 3 Year/6 Month LIBOR          25     4,159,291           0.81     7.083        357     82.53     99.07       673     40.92
ARM - 3 Year/6 Month LIBOR/
  5 Year Interest Only              24     5,975,714           1.16     6.596        357     78.58     97.31       682     40.99
ARM - 5 Year/6 Month LIBOR          11     3,100,611           0.60     6.887        357     81.76     98.26       657     38.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross
Interest Rates (%)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                   Aggregate      Aggregate   Average    Average   Average   Average
Gross                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Interest                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                        Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                    186    60,068,799          11.68     5.771        357     80.14     99.31       670     42.40
6.000% - 6.999%                    922   255,823,470          49.76     6.554        357     80.61     99.01       661     42.90
7.000% - 7.999%                    713   157,897,739          30.71     7.469        357     82.76     98.22       642     41.67
8.000% - 8.999%                    248    36,458,867           7.09     8.359        357     86.09     97.01       600     41.11
9.000% - 9.999%                     38     3,295,831           0.64     9.397        357     83.84     95.30       568     39.95
10.000% - 10.999%                    7       440,025           0.09    10.282        357     82.10     96.88       563     44.87
11.000% - 11.999%                    1       179,883           0.03    11.700        357     65.00     68.25       559     43.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 11.700%
Weighted Average: 6.895%



4. Range of Cut-off Date
 Principal Balances ($)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                   Aggregate      Aggregate   Average    Average   Average   Average
Cut-off                      Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Date Principal                Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Balances ($)                     Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                   61     3,783,453           0.74     8.996        357     84.12     99.04       604     41.90
$75,001 - $100,000                 129    11,482,066           2.23     7.655        357     82.96     98.30       625     40.31
$100,001 - $125,000                273    30,574,818           5.95     7.537        356     83.66     98.62       628     41.75
$125,001 - $150,000                210    28,797,113           5.60     7.381        357     82.81     98.63       632     41.11
$150,001 - $175,000                196    31,494,535           6.13     7.062        357     82.87     98.18       636     42.47
$175,001 - $200,000                200    37,467,425           7.29     6.975        357     81.83     98.77       652     41.64
$200,001 - $225,000                150    31,909,228           6.21     6.895        357     82.11     98.59       643     42.19
$225,001 - $250,000                105    24,902,299           4.84     6.709        357     81.45     99.24       656     43.17
$250,001 - $275,000                106    27,804,858           5.41     6.884        357     81.98     98.88       651     41.23
$275,001 - $300,000                 97    27,836,780           5.41     6.763        357     81.13     98.77       650     42.37
$300,001 - $325,000                 88    27,515,069           5.35     6.837        357     81.70     98.58       649     42.78
$325,001 - $350,000                 77    25,958,687           5.05     6.755        357     81.75     98.60       649     41.32
$350,001 - $375,000                 60    21,702,767           4.22     6.792        357     81.33     99.04       658     43.36
$375,001 - $400,000                 57    22,072,774           4.29     6.573        357     80.99     99.12       665     43.43
$400,001 - $425,000                 43    17,771,793           3.46     6.758        357     81.35     98.70       664     43.07
$425,001 - $450,000                 52    22,846,248           4.44     6.505        357     80.84     98.41       677     44.87
$450,001 - $475,000                 39    18,050,733           3.51     6.837        357     81.66     98.97       659     45.28
$475,001 - $500,000                 25    12,123,141           2.36     6.502        357     81.94     99.13       670     42.15
$500,001 - $750,000                145    88,355,823          17.18     6.703        357     80.04     98.25       662     42.00
$750,001 - $1,000,000                2     1,715,004           0.33     6.177        357     80.00     94.54       657     31.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $50,299
Maximum: $937,152
Average: $243,104



5. Original Terms (month)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
Original                     Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                         Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
240                                  1       107,316           0.02     6.250        237     80.00     90.00       600     19.85
359                                  1       680,000           0.13     6.050        355     77.27     93.74       630     49.78
360                              2,113   513,377,298          99.85     6.896        357     81.63     98.64       651     42.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 360



6. Range of Remaining Terms
 (month)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                   Aggregate      Aggregate   Average    Average   Average   Average
Remaining                    Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                         Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
181 - 240                            1       107,316           0.02     6.250        237     80.00     90.00       600     19.85
301 - 360                        2,114   514,057,298          99.98     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 237
Maximum: 357
Weighted Average: 357



7. Range of Combined
Original LTV Ratios (%)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                   Aggregate      Aggregate   Average    Average   Average   Average
Combined                     Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Original                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
LTV Ratios (%)                   Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
40.01% - 45.00%                      1       207,271           0.04     6.850        357     44.59     51.03       533     53.05
55.01% - 60.00%                      1       748,014           0.15     6.650        357     60.00     78.16       568     48.74
60.01% - 65.00%                      2       929,883           0.18     8.708        356     63.29     76.60       661     34.06
65.01% - 70.00%                      3       320,436           0.06     7.097        357     69.84     93.00       611     44.22
70.01% - 75.00%                      9     2,948,227           0.57     7.317        357     73.27     93.51       640     38.90
75.01% - 80.00%                  1,566   408,127,127          79.38     6.730        357     79.96     99.34       660     42.54
80.01% - 85.00%                    102    19,156,759           3.73     7.160        357     84.98     95.33       618     41.07
85.01% - 90.00%                    431    81,726,898          15.90     7.624        357     89.99     96.59       616     41.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 44.59%
Maximum: 90.00%
Weighted Average: 81.62%



8. Range of Gross
Margins (%)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range                                      Aggregate      Aggregate   Average    Average   Average   Average
of                           Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Gross                         Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Margins (%)                      Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
Fixed Rate Loans                   121    25,819,251           5.02     7.054        356     82.09     98.20       659     42.54
------------------------------------------------------------------------------------------------------------------------------------
4.001% - 4.500%                      3       845,960           0.16     5.186        357     80.00    100.00       716     45.95
4.501% - 5.000%                     50    15,868,498           3.09     5.507        357     79.99     99.72       670     44.40
5.001% - 5.500%                    221    72,340,294          14.07     5.966        357     80.19     99.31       666     42.17
5.501% - 6.000%                    440   123,849,956          24.09     6.442        357     80.67     99.21       662     42.97
6.001% - 6.500%                    440   113,285,179          22.03     6.909        357     80.85     98.54       656     42.27
6.501% - 7.000%                    840   162,155,476          31.54     7.765        357     83.62     97.89       630     41.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.410%
Maximum: 6.990%
Non-Zero Weighted
Average: 6.112%



9. Range of Minimum
Mortgage Rates (%)

                                                      % of Mortgage
Range                                                  Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                         Aggregate      Aggregate   Average    Average   Average   Average
Minimum                      Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                        Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   121    25,819,251           5.02     7.054        356     82.09     98.20       659     42.54
5.001% - 5.500%                     28     8,015,213           1.56     5.358        357     79.99     99.45       675     43.88
5.501% - 6.000%                    184    59,359,748          11.54     5.855        357     80.15     99.30       666     42.41
6.001% - 6.500%                    387   116,228,187          22.61     6.340        357     80.46     99.35       662     42.81
6.501% - 7.000%                    472   123,374,076          24.00     6.804        357     80.74     98.74       660     42.70
7.001% - 7.500%                    357    82,112,770          15.97     7.296        357     82.13     98.61       648     42.28
7.501% - 8.000%                    295    63,030,785          12.26     7.762        357     83.73     97.64       630     40.93
8.001% - 8.500%                    154    24,103,144           4.69     8.263        357     86.39     96.98       605     41.03
8.501% - 9.000%                     79     8,964,027           1.74     8.712        357     86.29     96.97       585     41.84
9.001% - 9.500%                     19     1,685,252           0.33     9.268        357     83.59     94.33       569     42.34
9.501% - 10.000%                    13       975,090           0.19     9.780        357     83.35     96.93       571     41.16
10.001% - 10.500%                    5       317,187           0.06    10.368        357     79.84     95.68       549     44.38
11.501% - 12.000%                    1       179,883           0.03    11.700        357     65.00     68.25       559     43.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 11.700%
Non-Zero Weighted
Average: 6.887%



10. Range of Maximum
Mortgage Rates (%)

                                                      % of Mortgage
Range                                                  Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                         Aggregate      Aggregate   Average    Average   Average   Average
Maximum                      Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                        Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   121    25,819,251           5.02     7.054        356     82.09     98.20       659     42.54
11.001% - 11.500%                   28     8,015,213           1.56     5.358        357     79.99     99.45       675     43.88
11.501% - 12.000%                  180    57,768,388          11.24     5.861        357     80.15     99.28       666     42.82
12.001% - 12.500%                  381   113,842,035          22.14     6.343        357     80.47     99.42       662     42.72
12.501% - 13.000%                  470   123,314,714          23.98     6.789        357     80.70     98.76       660     42.43
13.001% - 13.500%                  357    83,343,085          16.21     7.264        357     82.08     98.53       649     42.47
13.501% - 14.000%                  298    63,561,791          12.36     7.739        357     83.66     97.66       632     41.06
14.001% - 14.500%                  158    25,077,727           4.88     8.220        357     86.18     97.03       607     40.88
14.501% - 15.000%                   82    10,083,743           1.96     8.601        357     86.26     97.09       591     42.02
15.001% - 15.500%                   21     1,866,506           0.36     9.159        357     83.60     94.88       586     42.75
15.501% - 16.000%                   13       975,090           0.19     9.780        357     83.35     96.93       571     41.16
16.001% - 16.500%                    5       317,187           0.06    10.368        357     79.84     95.68       549     44.38
17.501% - 18.000%                    1       179,883           0.03    11.700        357     65.00     68.25       559     43.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 17.700%
Non-Zero Weighted
Average: 12.903%



11. Initial Cap (%)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                              Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Initial Cap (%)                  Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   121    25,819,251           5.02     7.054        356     82.09     98.20       659     42.54
2.00%                            1,967   480,260,321          93.41     6.891        357     81.59     98.66       650     42.32
3.00%                               27     8,085,042           1.57     6.638        355     81.78     98.06       677     41.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted
Average: 2.017%



12. Periodic Cap (%)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Periodic                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Cap (%)                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   121    25,819,251           5.02     7.054        356     82.09     98.20       659     42.54
1.50%                            1,994   488,345,363          94.98     6.887        357     81.60     98.65       651     42.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted
Average: 1.500%



13. Next Rate Adjustment
Date

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Next                                       Aggregate      Aggregate   Average    Average   Average   Average
Rate                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Adjustment                    Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Date                             Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   121    25,819,251           5.02     7.054        356     82.09     98.20       659     42.54
Feb-07                               1       254,517           0.05     6.250        352     90.00    100.00       689     35.14
Apr-07                               2       340,432           0.07     7.219        354     81.97    100.00       663     49.12
May-07                              14     3,517,924           0.68     6.841        355     83.05     98.26       673     43.17
Jun-07                             224    58,429,646          11.36     6.794        356     81.06     98.77       656     42.42
Jul-07                           1,693   412,567,228          80.24     6.902        357     81.69     98.65       649     42.34
May-08                               2       365,232           0.07     7.538        355     86.25    100.00       699     41.32
Jun-08                               7     1,819,876           0.35     7.185        356     73.38     91.18       683     40.14
Jul-08                              40     7,949,897           1.55     6.672        357     81.48     99.52       677     41.13
Jul-10                              11     3,100,611           0.60     6.887        357     81.76     98.26       657     38.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average:
2007-07-11



14. Geographical
Distribution

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Geographical                  Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Distribution                     Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                         407   149,056,602          28.99     6.545        357     80.53     98.90       658     43.00
New York                           181    63,391,478          12.33     6.846        357     81.16     98.61       670     44.59
Florida                            236    48,860,330           9.50     7.042        357     82.17     98.64       650     40.81
New Jersey                          99    26,635,727           5.18     7.129        357     82.39     98.39       660     41.96
Maryland                            89    21,689,081           4.22     6.806        357     82.10     98.59       643     42.22
Illinois                           118    21,530,744           4.19     7.146        357     81.80     98.28       655     41.33
Georgia                            136    20,733,530           4.03     7.276        357     83.83     98.58       629     41.44
Virginia                            69    19,837,556           3.86     6.881        357     81.63     97.99       650     42.05
Massachusetts                       71    17,870,966           3.48     6.888        357     80.86     99.26       660     43.10
Hawaii                              34    13,090,207           2.55     6.559        357     80.22     99.07       673     42.16
Colorado                            54    10,176,451           1.98     6.844        357     81.00     98.24       632     40.12
Other                              621   101,291,943          19.70     7.248        357     82.85     98.39       632     41.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Number of States
Represented: 42



15. Occupancy

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                              Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Occupancy                        Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                          1,973   487,158,457          94.75     6.865        357     81.27     98.81       650     42.44
Investment                         131    23,968,383           4.66     7.530        357     88.41     95.22       676     39.92
Second Home                         11     3,037,774           0.59     6.774        357     84.80     95.75       673     41.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Property                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence          1,737   411,244,602          79.98     6.884        357     81.58     98.62       648     42.01
2-4 Family                         211    65,400,138          12.72     6.956        357     82.07     98.60       672     44.10
Condo                              167    37,519,874           7.30     6.911        357     81.27     98.72       658     42.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Loan                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Purpose                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                         1,742   420,298,241          81.74     6.914        357     81.52     99.03       655     42.42
Refinance - Cashout                366    91,841,476          17.86     6.805        357     82.02     96.79       633     41.76
Refinance - Rate Term                7     2,024,896           0.39     7.082        357     85.42     97.98       631     47.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Documentation                 Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Level                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation               1,458   322,680,906          62.76     6.800        357     82.64     98.32       637     41.79
Stated Documentation               649   190,177,161          36.99     7.052        357     79.88     99.20       675     43.27
Easy Documentation                   8     1,306,547           0.25     7.483        357     84.42     92.15       602     34.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------



19. Original Prepayment
Penalty Term (months)

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
Original                                   Aggregate      Aggregate   Average    Average   Average   Average
Prepayment                   Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Penalty                       Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Term (months)                    Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                  458    97,710,671          19.00     7.194        357     82.16     98.40       652     41.56
12                                 279    82,141,548          15.98     6.951        357     81.61     98.65       666     43.41
24                               1,235   304,435,994          59.21     6.799        357     81.41     98.71       648     42.31
36                                 143    29,876,401           5.81     6.742        356     82.04     98.45       644     41.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted
Average: 22



20. Lien Position

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Lien                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Position                         Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                         2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------



21. FICO Score

                                                      % of Mortgage
                                                       Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                           Aggregate      Aggregate   Average    Average   Average   Average
                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
FICO                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Score                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
501 - 520                           10     1,279,514           0.25     8.595        357     79.25     93.92       515     40.87
521 - 540                           12     2,652,906           0.52     8.015        357     79.64     90.18       533     34.06
541 - 560                           80    12,350,525           2.40     8.210        357     88.43     95.11       555     42.28
561 - 580                          142    28,064,899           5.46     7.780        357     86.68     94.62       571     42.71
581 - 600                          234    46,903,658           9.12     7.028        357     82.79     98.60       591     42.15
601 - 620                          189    41,156,679           8.00     6.919        357     82.64     98.93       611     41.69
621 - 640                          358    81,397,892          15.83     6.903        357     80.92     99.08       630     42.52
641 - 660                          337    86,830,232          16.89     6.762        357     80.96     99.15       650     42.62
661 - 680                          266    77,956,446          15.16     6.785        357     80.36     99.44       670     42.44
681 - 700                          191    50,569,928           9.84     6.628        357     80.40     98.77       689     41.49
701 - 720                          131    37,066,086           7.21     6.624        357     81.19     98.89       709     42.17
721 - 740                           66    19,201,004           3.73     6.770        357     80.96     99.25       731     42.93
741 - 760                           47    14,285,724           2.78     6.610        357     80.67     98.24       748     43.33
761 - 780                           33     8,811,970           1.71     6.539        357     81.70     98.93       769     43.43
781 - 800                           14     4,538,502           0.88     6.726        357     81.19     99.26       791     42.76
801 >=                               5     1,098,648           0.21     6.844        357     85.52     97.24       809     47.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,115   514,164,614         100.00     6.895        357     81.62     98.63       651     42.32
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 502
Maximum: 817
Weighted Average: 651


BARCLAYS CAPITAL


The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

Securitized Asset Backed Receivables LLC Trust 2005-FR5
2nd Lien


1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 1,241
Aggregate Principal Balance ($): 63,866,485
Weighted Average Current Mortgage Rate (%): 10.050
Non-Zero Weighted Average Margin (%): 0.000
Non-Zero Weighted Average Maximum Rate (%): 0.000
Non-Zero Weighted Average Months to Roll: 0
Weighted Average Stated Original Term (months): 343
Weighted Average Stated Remaining Term (months): 340
Weighted Average Combined Original LTV (%): 99.32
% First Liens: 0.00
% Owner Occupied: 99.41
% Purchase: 79.83
% Full Documentation: 63.72
Non-Zero Weighted Average FICO Score: 651


2. Product Types

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Product                           Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                                Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 5 Year                          15       116,471           0.18    12.034         57     94.13     94.13       577     43.39
Fixed - 10 Year                        151     1,488,153           2.33    11.891        117     95.32     95.32       588     40.75
Fixed - 15 Year                        100     2,146,865           3.36    11.140        177     96.80     96.80       627     40.43
Fixed - 20 Year                         89     2,365,554           3.70    10.300        237     99.59     99.59       632     41.22
Fixed - 30 Year                        886    57,749,443          90.42     9.948        357     99.52     99.52       654     42.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross Interest Rates (%)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                       Aggregate      Aggregate   Average    Average   Average   Average
Gross                            Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Interest                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
7.000% - 7.999%                          4       264,888           0.41     7.990        346     99.24     99.24       668     44.76
8.000% - 8.999%                        122     6,883,643          10.78     8.823        353     99.54     99.54       687     41.37
9.000% - 9.999%                        400    27,017,028          42.30     9.541        352     99.61     99.61       673     42.96
10.000% - 10.999%                      365    19,817,960          31.03    10.506        341     99.43     99.43       629     42.62
11.000% - 11.999%                      222     8,322,465          13.03    11.270        322     98.87     98.87       608     42.32
12.000% - 12.999%                      118     1,451,891           2.27    12.284        157     94.91     94.91       601     39.23
13.000% - 13.999%                       10       108,610           0.17    13.313        139     90.70     90.70       618     43.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.990%
Maximum: 13.750%
Weighted Average: 10.050%



4. Range of Cut-off Date Principal Balances ($)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                       Aggregate      Aggregate   Average    Average   Average   Average
Cut-off                          Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Date Principal                    Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Balances ($)                         Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                           323     4,484,717           7.02    11.211        183     96.97     96.97       613     40.49
$25,001 - $50,000                      412    14,933,318          23.38    10.012        347     99.61     99.61       647     41.99
$50,001 - $75,000                      235    14,422,163          22.58     9.955        354     99.40     99.40       652     42.40
$75,001 - $100,000                     124    10,690,706          16.74     9.999        353     99.48     99.48       650     43.56
$100,001 - $125,000                     72     8,013,493          12.55     9.925        355     99.71     99.71       664     44.14
$125,001 - $150,000                     43     5,821,207           9.11     9.917        352     99.62     99.62       657     40.88
$150,001 - $175,000                     17     2,748,539           4.30    10.013        357     99.50     99.50       645     44.10
$175,001 - $200,000                     15     2,752,344           4.31     9.758        357     98.74     98.74       681     42.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $4,183
Maximum: $194,710
Average: $51,464



5. Original Terms (month)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
Original                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                             Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                              Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
60                                      15       116,471           0.18    12.034         57     94.13     94.13       577     43.39
120                                    151     1,488,153           2.33    11.891        117     95.32     95.32       588     40.75
180                                    100     2,146,865           3.36    11.140        177     96.80     96.80       627     40.43
240                                     89     2,365,554           3.70    10.300        237     99.59     99.59       632     41.22
360                                    886    57,749,443          90.42     9.948        357     99.52     99.52       654     42.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 343



6. Range of Remaining Terms (month)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                       Aggregate      Aggregate   Average    Average   Average   Average
Remaining                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                             Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                              Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1 - 60                                  15       116,471           0.18    12.034         57     94.13     94.13       577     43.39
61 - 120                               151     1,488,153           2.33    11.891        117     95.32     95.32       588     40.75
121 - 180                              100     2,146,865           3.36    11.140        177     96.80     96.80       627     40.43
181 - 240                               89     2,365,554           3.70    10.300        237     99.59     99.59       632     41.22
301 - 360                              886    57,749,443          90.42     9.948        357     99.52     99.52       654     42.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 56
Maximum: 357
Weighted Average: 340



7. Range of Combined Original LTV Ratios (%)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                       Aggregate      Aggregate   Average    Average   Average   Average
Combined                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Original                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
LTV Ratios (%)                       Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
80.01% - 85.00%                          5        82,438           0.13    12.310        148     85.00     85.00       608     36.48
85.01% - 90.00%                         35     1,335,894           2.09    10.532        312     89.42     89.42       659     40.74
90.01% - 95.00%                        225     4,693,470           7.35    10.877        258     94.77     94.77       624     41.89
95.01% - 100.00%                       976    57,754,684          90.43     9.969        348     99.94     99.94       653     42.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 85.00%
Maximum: 100.00%
Weighted Average: 99.32%



8. Range of Gross Margins (%)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range                                          Aggregate      Aggregate   Average    Average   Average   Average
of                               Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Gross                             Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Margins (%)                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted
Average: 0.000%



9. Range of Minimum Mortgage Rates (%)

                                                          % of Mortgage
Range                                                      Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                             Aggregate      Aggregate   Average    Average   Average   Average
Minimum                          Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted
Average: 0.000%



10. Range of Maximum Mortgage Rates (%)

                                                          % of Mortgage
Range                                                      Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                             Aggregate      Aggregate   Average    Average   Average   Average
Maximum                          Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted
 Average: 0.000%



11. Initial Cap (%)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                                  Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Initial Cap (%)                      Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted
Average: 0.000%



12. Periodic Cap (%)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Periodic                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Cap (%)                              Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted
Average: 0.000%



13. Next Rate Adjustment Date

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Next                                           Aggregate      Aggregate   Average    Average   Average   Average
Rate                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Adjustment                        Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Date                                 Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted
Average: 0



14. Geographical Distribution

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Geographical                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Distribution                         Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                             239    20,233,053          31.68     9.919        349     99.41     99.41       652     43.74
New York                                99     7,616,945          11.93    10.040        345     99.12     99.12       667     44.57
Florida                                149     6,374,286           9.98    10.154        337     99.25     99.25       652     40.42
Maryland                                56     2,996,978           4.69     9.911        348     99.59     99.59       649     41.98
New Jersey                              52     2,752,235           4.31    10.077        342     98.81     98.81       653     41.23
Massachusetts                           48     2,619,450           4.10     9.878        350     99.72     99.72       654     42.90
Georgia                                 85     2,592,783           4.06    10.165        325     99.69     99.69       639     40.82
Illinois                                63     2,262,825           3.54     9.891        332     99.63     99.63       667     41.92
Virginia                                32     1,959,835           3.07     9.657        345     98.48     98.48       656     42.65
Hawaii                                  18     1,571,370           2.46    10.343        355     98.93     98.93       648     40.86
Colorado                                37     1,542,876           2.42    10.074        346     99.79     99.79       633     42.85
------------------------------------------------------------------------------------------------------------------------------------
Other                                  363    11,343,849          17.76    10.334        320     99.32     99.32       637     41.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
Number of States Represented: 40



15. Occupancy

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                                  Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Occupancy                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                              1,212    63,491,964          99.41    10.037        341     99.36     99.36       650     42.56
Investment                              23       298,633           0.47    12.274        145     93.08     93.08       666     36.19
Second Home                              6        75,889           0.12    12.244        147     95.00     95.00       682     38.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Property                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                                Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence              1,036    52,260,944          81.83    10.049        339     99.37     99.37       648     42.30
2-4 Family                             102     6,435,946          10.08    10.059        341     99.22     99.22       672     44.05
Condo                                  103     5,169,595           8.09    10.051        348     99.00     99.00       654     42.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Loan                              Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Purpose                              Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                               965    50,983,911          79.83    10.084        341     99.60     99.60       652     42.92
Refinance - Cashout                    273    12,847,532          20.12     9.910        336     98.23     98.23       644     40.92
Refinance - Rate Term                    3        35,042           0.05    12.384        117     93.63     93.63       581     53.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Documentation                     Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Level                                Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                     913    40,698,672          63.72    10.018        335     99.28     99.28       637     41.99
Stated Documentation                   325    23,126,385          36.21    10.104        350     99.43     99.43       674     43.49
Easy Documentation                       3        41,428           0.06    12.442        155     88.58     88.58       620     30.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------



19. Original Prepayment Penalty Term (months)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Original                                       Aggregate      Aggregate   Average    Average   Average   Average
Prepayment                       Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Penalty                           Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Term (months)                        Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                      422    18,354,640          28.74    10.187        336     99.36     99.36       652     41.75
12                                     139     8,878,684          13.90     9.916        344     99.43     99.43       665     44.31
24                                     612    33,706,911          52.78    10.034        342     99.25     99.25       647     42.43
36                                      68     2,926,250           4.58     9.794        339     99.60     99.60       647     43.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted
Average: 22



20. Lien Position

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Lien                              Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Position                             Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
2nd Lien                             1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------



21. FICO Score

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
FICO                              Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Score                                Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
541 - 560                               47       601,317           0.94    11.168        190     96.30     96.30       554     41.13
561 - 580                               98     1,589,106           2.49    11.721        221     94.99     94.99       573     41.68
581 - 600                              162     6,625,607          10.37    10.987        329     99.48     99.48       590     42.44
601 - 620                              125     6,025,920           9.44    10.688        340     99.46     99.46       611     41.95
621 - 640                              232    12,985,622          20.33    10.454        341     99.43     99.43       630     42.81
641 - 660                              191    10,575,943          16.56     9.614        347     99.56     99.56       651     42.67
661 - 680                              179    12,191,437          19.09     9.524        352     99.74     99.74       670     42.33
681 - 700                               84     5,175,311           8.10     9.444        353     99.38     99.38       688     42.74
701 - 720                               56     3,389,479           5.31     9.396        344     98.81     98.81       711     42.11
721 - 740                               25     1,600,496           2.51     9.494        349     99.47     99.47       729     40.63
741 - 760                               26     2,203,336           3.45     9.719        354     98.90     98.90       747     45.83
761 - 780                               10       624,771           0.98     9.422        348     99.39     99.39       769     43.38
781 - 800                                5       231,269           0.36     9.444        341    100.00    100.00       791     36.74
801 >=                                   1        46,872           0.07     8.500        357    100.00    100.00       810     45.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,241    63,866,485         100.00    10.050        340     99.32     99.32       651     42.52
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 549
Maximum: 810
Weighted Average: 651


BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Radian Covered







1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 3,277
Aggregate Principal Balance ($): 791,985,941
Weighted Average Current Mortgage Rate (%): 7.014
Non-Zero Weighted Average Margin (%): 6.216
Non-Zero Weighted Average Maximum Rate (%): 13.043
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.88
% First Liens: 100.00
% Owner Occupied: 93.78
% Purchase: 58.12
% Full Documentation: 59.61
Non-Zero Weighted Average FICO Score: 636




2. Product Types

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Product                           Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                                Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                          4       487,701           0.06     7.307        177     73.51     73.51       601     44.72
Fixed - 20 Year                          6     1,158,434           0.15     7.022        237     83.14     84.06       638     39.77
Fixed - 25 Year                          1       402,186           0.05     6.750        297     85.00     85.00       637     44.12
Fixed - 30 Year                        340    83,011,617          10.48     7.025        357     81.12     85.86       643     41.52
ARM - 2 Year/6 Month LIBOR           2,146   498,378,497          62.93     7.237        357     82.38     90.06       627     42.57
ARM - 2 Year/6 Month LIBOR/
  5 Year Interest Only                 654   177,030,264          22.35     6.427        357     80.79     97.43       655     42.33
ARM - 3 Year/6 Month LIBOR              71    16,071,290           2.03     7.042        357     83.30     87.38       633     40.43
ARM - 3 Year/6 Month LIBOR/
  5 Year Interest Only                  30     7,386,203           0.93     6.123        357     81.38     92.60       683     40.84
ARM - 5 Year/6 Month LIBOR              25     8,059,750           1.02     6.750        357     79.99     86.34       639     38.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross Interest Rates (%)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                       Aggregate      Aggregate   Average    Average   Average   Average
Gross                            Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Interest                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                        252    78,115,652           9.86     5.776        357     80.09     92.18       667     42.49
6.000% - 6.999%                      1,308   353,645,367          44.65     6.562        356     81.09     92.43       650     42.80
7.000% - 7.999%                      1,228   272,437,395          34.40     7.502        356     82.82     90.63       624     42.13
8.000% - 8.999%                        453    82,126,850          10.37     8.356        357     83.99     87.39       587     40.79
9.000% - 9.999%                         35     5,331,113           0.67     9.299        357     79.74     80.51       552     38.98
10.000% - 10.999%                        1       329,563           0.04    10.050        357     75.00     75.00       513     43.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 10.050%
Weighted Average: 7.014%



4. Range of Cut-off Date Principal Balances ($)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                       Aggregate      Aggregate   Average    Average   Average   Average
Cut-off                          Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Date Principal                    Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Balances ($)                         Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                        2        99,761           0.01     7.950        357     73.33     73.33       654     36.61
$50,001 - $75,000                       48     2,942,088           0.37     8.276        355     80.72     82.49       644     39.57
$75,001 - $100,000                     189    16,745,091           2.11     7.617        355     81.70     89.75       623     38.17
$100,001 - $125,000                    362    40,814,168           5.15     7.528        356     82.67     92.55       623     40.69
$125,001 - $150,000                    318    43,684,051           5.52     7.518        357     82.52     92.25       622     40.50
$150,001 - $175,000                    320    51,651,097           6.52     7.212        357     82.79     91.66       628     41.47
$175,001 - $200,000                    312    58,527,254           7.39     7.076        356     81.63     92.07       636     41.22
$200,001 - $225,000                    265    56,669,238           7.16     7.063        357     82.17     90.65       629     41.54
$225,001 - $250,000                    193    45,895,886           5.80     6.993        356     81.33     90.25       635     42.56
$250,001 - $275,000                    177    46,484,691           5.87     6.968        356     81.79     91.41       634     41.90
$275,001 - $300,000                    170    48,953,748           6.18     6.891        357     80.48     89.73       632     42.60
$300,001 - $325,000                    163    51,052,012           6.45     7.035        357     82.46     91.16       629     42.71
$325,001 - $350,000                    136    45,832,377           5.79     6.894        357     82.43     90.93       633     42.34
$350,001 - $375,000                    108    39,015,436           4.93     6.799        356     81.38     90.99       642     44.82
$375,001 - $400,000                     91    35,364,669           4.47     6.740        357     80.61     90.18       651     41.90
$400,001 - $425,000                     70    28,937,086           3.65     6.931        356     80.87     91.10       639     43.90
$425,001 - $450,000                     91    39,981,007           5.05     6.653        357     81.54     91.02       655     43.88
$450,001 - $475,000                     55    25,513,539           3.22     6.748        357     81.78     92.66       646     46.17
$475,001 - $500,000                     48    23,372,614           2.95     6.696        357     82.42     90.41       645     42.74
$500,001 - $750,000                    159    90,450,129          11.42     6.893        357     82.28     91.70       644     42.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $49,863
Maximum: $698,265
Average: $241,680



5. Original Terms (month)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
Original                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                             Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                              Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
180                                      4       487,701           0.06     7.307        177     73.51     73.51       601     44.72
240                                      6     1,158,434           0.15     7.022        237     83.14     84.06       638     39.77
300                                      1       402,186           0.05     6.750        297     85.00     85.00       637     44.12
359                                      5     1,181,853           0.15     6.731        355     80.71     80.71       630     47.21
360                                  3,261   788,755,768          99.59     7.014        357     81.88     91.22       636     42.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 360



6. Range of Remaining Terms (month)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                       Aggregate      Aggregate   Average    Average   Average   Average
Remaining                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                             Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                              Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                                4       487,701           0.06     7.307        177     73.51     73.51       601     44.72
181 - 240                                6     1,158,434           0.15     7.022        237     83.14     84.06       638     39.77
241 - 300                                1       402,186           0.05     6.750        297     85.00     85.00       637     44.12
301 - 360                            3,266   789,937,621          99.74     7.014        357     81.88     91.20       636     42.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 176
Maximum: 357
Weighted Average: 357



7. Range of Combined Original LTV Ratios (%)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                       Aggregate      Aggregate   Average    Average   Average   Average
Combined                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Original                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
LTV Ratios (%)                       Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
60.01% - 65.00%                         66    14,552,305           1.84     6.927        352     63.46     63.46       613     41.98
65.01% - 70.00%                         87    20,709,719           2.61     7.183        357     68.86     69.01       590     40.91
70.01% - 75.00%                        143    34,698,799           4.38     7.172        357     73.72     74.69       599     42.20
75.01% - 80.00%                      1,851   458,587,896          57.90     6.850        357     79.89     94.64       649     42.34
80.01% - 85.00%                        313    79,152,400           9.99     6.970        356     84.43     86.29       622     42.21
85.01% - 90.00%                        756   168,017,970          21.21     7.382        356     89.73     92.21       620     42.39
90.01% - 95.00%                         61    16,266,852           2.05     7.549        357     94.83     94.83       650     43.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60.65%
Maximum: 95.00%
Weighted Average: 81.88%



8. Range of Gross Margins (%)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range                                          Aggregate      Aggregate   Average    Average   Average   Average
of                               Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Gross                             Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Margins (%)                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       351    85,059,937          10.74     7.025        354     81.12     85.76       642     41.53
1.000% - 3.500%                          1       301,500           0.04     6.950        357     90.00     90.00       648     41.25
4.001% - 4.500%                          5     1,411,842           0.18     5.172        357     77.43     89.42       700     41.20
4.501% - 5.000%                         67    20,278,250           2.56     5.499        357     80.16     92.49       669     43.85
5.001% - 5.500%                        277    87,385,198          11.03     5.967        357     80.43     94.00       662     42.61
5.501% - 6.000%                        572   153,572,306          19.39     6.444        357     80.88     93.32       654     42.86
6.001% - 6.500%                        612   152,820,908          19.30     6.916        357     81.74     92.67       641     42.12
6.501% - 7.000%                      1,392   291,156,000          36.76     7.790        357     83.26     89.92       611     42.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted
Average: 6.216%



9. Range of Minimum Mortgage Rates (%)

                                                          % of Mortgage
Range                                                      Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                             Aggregate      Aggregate   Average    Average   Average   Average
Minimum                          Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       351    85,059,937          10.74     7.025        354     81.12     85.76       642     41.53
5.001% - 5.500%                         42    12,437,387           1.57     5.373        357     79.57     90.85       677     43.55
5.501% - 6.000%                        231    71,705,725           9.05     5.865        357     80.33     93.36       662     42.80
6.001% - 6.500%                        497   141,374,324          17.85     6.342        357     80.88     93.87       655     42.86
6.501% - 7.000%                        646   165,287,224          20.87     6.807        357     81.45     92.86       645     42.45
7.001% - 7.500%                        551   127,591,261          16.11     7.310        357     82.45     91.89       631     42.62
7.501% - 8.000%                        545   114,239,120          14.42     7.782        357     83.56     89.89       613     42.14
8.001% - 8.500%                        280    53,260,144           6.72     8.271        357     84.33     88.01       588     40.79
8.501% - 9.000%                        109    16,828,529           2.12     8.713        357     83.85     86.67       575     40.41
9.001% - 9.500%                         17     2,843,377           0.36     9.278        357     79.79     80.05       542     42.46
9.501% - 10.000%                         6       725,603           0.09     9.650        357     79.58     82.57       532     39.66
10.001% - 10.500%                        2       633,310           0.08     9.283        357     72.60     72.60       542     46.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 10.450%
Non-Zero Weighted
 Average: 7.013%



10. Range of Maximum Mortgage Rates (%)

                                                          % of Mortgage
Range                                                      Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                             Aggregate      Aggregate   Average    Average   Average   Average
Maximum                          Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       351    85,059,937          10.74     7.025        354     81.12     85.76       642     41.53
11.001% - 11.500%                       41    12,223,975           1.54     5.373        357     79.48     90.95       676     43.45
11.501% - 12.000%                      223    68,465,540           8.64     5.870        357     80.18     93.36       663     43.16
12.001% - 12.500%                      486   137,523,782          17.36     6.342        357     80.85     94.01       655     42.80
12.501% - 13.000%                      634   163,980,001          20.70     6.786        357     81.43     93.04       646     42.29
13.001% - 13.500%                      552   128,672,928          16.25     7.277        357     82.37     91.78       632     42.81
13.501% - 14.000%                      550   114,857,759          14.50     7.743        357     83.55     89.88       613     42.37
14.001% - 14.500%                      283    54,577,301           6.89     8.220        357     84.10     88.02       590     40.53
14.501% - 15.000%                      121    20,198,545           2.55     8.536        357     84.03     86.92       582     39.77
15.001% - 15.500%                       26     4,812,254           0.61     8.863        356     83.88     84.50       574     43.69
15.501% - 16.000%                        9     1,284,356           0.16     9.282        356     78.09     79.78       532     39.15
16.001% - 16.500%                        1       329,563           0.04    10.050        357     75.00     75.00       513     43.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 16.050%
Non-Zero Weighted
 Average: 13.043%



11. Initial Cap (%)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                                  Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Initial Cap (%)                      Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       351    85,059,937          10.74     7.025        354     81.12     85.76       642     41.53
2.00%                                2,848   685,718,653          86.58     7.014        357     81.91     91.92       635     42.45
3.00%                                   78    21,207,351           2.68     6.973        355     83.78     88.74       632     40.68
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted
Average: 2.030%



12. Periodic Cap (%)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Periodic                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Cap (%)                              Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       351    85,059,937          10.74     7.025        354     81.12     85.76       642     41.53
1.50%                                2,926   706,926,004          89.26     7.012        357     81.97     91.83       635     42.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted
Average: 1.500%



13. Next Rate Adjustment Date

                                                         % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Next                                           Aggregate      Aggregate   Average    Average   Average   Average
Rate                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Adjustment                        Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Date                                 Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       351    85,059,937          10.74     7.025        354     81.12     85.76       642     41.53
Feb-07                                   1       254,517           0.03     6.250        352     90.00    100.00       689     35.14
Apr-07                                   3     1,231,548           0.16     6.607        354     83.30     87.73       641     49.37
May-07                                  40    10,804,688           1.36     6.944        355     84.99     89.73       633     42.21
Jun-07                                 326    82,173,190          10.38     6.940        356     81.23     91.37       633     42.89
Jul-07                               2,430   580,944,818          73.35     7.039        357     82.01     92.13       635     42.45
May-08                                   3       533,532           0.07     7.258        355     87.44     96.85       701     40.11
Jun-08                                  14     4,233,759           0.53     6.843        356     84.43     88.80       645     36.43
Jul-08                                  84    18,690,202           2.36     6.717        357     82.17     88.85       648     41.51
Jun-10                                   2       908,708           0.11     7.216        356     69.35     69.35       582     40.19
Jul-10                                  23     7,151,043           0.90     6.691        357     81.35     88.50       646     37.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted
Average: 2007-07-21



14. Geographical Distribution

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Geographical                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Distribution                         Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                             636   216,420,279          27.33     6.670        357     81.11     91.25       640     42.92
New York                               279    92,227,493          11.65     6.923        356     81.16     91.27       649     44.77
Florida                                430    86,124,792          10.87     7.224        357     82.35     90.53       632     40.31
New Jersey                             215    58,044,154           7.33     7.272        357     81.72     88.35       635     42.27
Maryland                               173    40,584,533           5.12     7.117        357     82.47     91.00       624     41.89
Illinois                               208    38,518,501           4.86     7.316        357     82.21     90.73       633     42.76
Virginia                               115    29,845,466           3.77     7.053        356     81.76     89.69       623     41.46
Massachusetts                          105    26,380,568           3.33     6.985        357     81.18     92.10       638     43.03
Georgia                                167    25,874,446           3.27     7.319        356     83.80     94.67       627     41.99
Nevada                                  69    16,680,522           2.11     6.944        357     81.45     90.72       637     43.05
Arizona                                 75    16,488,835           2.08     7.134        352     80.92     89.18       631     40.41
Other                                  805   144,796,351          18.28     7.185        357     82.98     92.49       632     41.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 44



15. Occupancy

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                                  Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Occupancy                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                              3,016   742,758,826          93.78     6.985        356     81.70     91.44       634     42.48
Investment                             227    40,858,216           5.16     7.561        357     85.22     87.66       665     39.55
Second Home                             34     8,368,899           1.06     6.907        357     81.50     85.15       658     40.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Property                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                                Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence              2,744   654,961,058          82.70     7.016        357     81.84     90.97       632     42.13
2-4 Family                             300    87,710,753          11.07     6.991        356     81.94     91.12       657     43.78
Condo                                  233    49,314,131           6.23     7.018        357     82.29     94.05       644     42.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Loan                              Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Purpose                              Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                             1,942   460,305,128          58.12     6.966        357     82.10     95.95       648     42.26
Refinance - Cashout                  1,314   326,812,171          41.26     7.081        356     81.56     84.53       618     42.36
Refinance - Rate Term                   21     4,868,642           0.61     6.974        357     82.37     86.09       630     42.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Documentation                     Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Level                                Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                   2,135   472,126,365          59.61     6.871        356     82.80     91.68       627     41.63
Stated Documentation                 1,104   309,979,960          39.14     7.231        357     80.44     90.66       650     43.41
Easy Documentation                      38     9,879,616           1.25     6.993        357     82.60     83.32       615     40.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------



19. Original Prepayment Penalty Term (months)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Original                                       Aggregate      Aggregate   Average    Average   Average   Average
Prepayment                       Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Penalty                           Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Term (months)                        Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                      696   156,300,804          19.74     7.295        357     82.27     91.14       635     41.79
12                                     435   119,032,795          15.03     7.126        357     81.17     91.22       644     43.98
24                                   1,808   436,299,185          55.09     6.920        357     81.93     91.90       633     42.36
36                                     338    80,353,157          10.15     6.812        355     81.85     87.26       640     40.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted
Average: 23



20. Lien Position

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Lien                              Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Position                             Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                             3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------



21. FICO Score

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
FICO                              Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Score                                Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
500 - 500                                3       913,083           0.12     8.583        357     72.25     72.25       500     35.70
501 - 520                               79    16,978,464           2.14     8.245        357     77.13     77.66       512     42.36
521 - 540                               67    14,023,957           1.77     7.900        357     75.59     75.59       531     43.26
541 - 560                              205    45,420,517           5.74     7.756        356     82.92     84.02       552     43.26
561 - 580                              252    56,498,578           7.13     7.579        357     84.54     87.32       570     42.97
581 - 600                              358    79,690,142          10.06     7.161        357     82.42     89.49       591     42.13
601 - 620                              338    80,664,423          10.19     7.058        356     82.99     88.87       610     41.61
621 - 640                              536   125,110,944          15.80     6.914        356     81.34     91.52       630     42.44
641 - 660                              456   116,896,343          14.76     6.755        357     81.71     94.10       650     42.32
661 - 680                              357    94,904,429          11.98     6.807        357     81.61     95.34       669     41.94
681 - 700                              263    67,101,585           8.47     6.666        357     81.31     93.57       690     42.20
701 - 720                              159    39,318,561           4.96     6.730        357     82.08     95.46       710     41.89
721 - 740                               86    24,253,016           3.06     6.755        357     81.82     95.59       731     43.17
741 - 760                               58    15,002,970           1.89     6.524        357     81.57     94.19       748     43.11
761 - 780                               38     9,307,118           1.18     6.667        354     81.83     96.87       769     43.62
781 - 800                               17     5,001,926           0.63     6.750        357     81.70     95.10       790     37.72
801 >=                                   5       899,884           0.11     6.280        357     76.70     87.64       810     37.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                               3,277   791,985,941         100.00     7.014        357     81.88     91.18       636     42.30
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 500
Maximum: 816
Weighted Average: 636


BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR5
Interest Only







1. Summary Statistics

As-of / Cut-off Date: 2005-10-01
Number of Mortgage Loans: 927
Aggregate Principal Balance ($): 272,495,719
Weighted Average Current Mortgage Rate (%): 6.496
Non-Zero Weighted Average Margin (%): 5.779
Non-Zero Weighted Average Maximum Rate (%): 12.518
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Combined Original LTV (%): 81.41
% First Liens: 100.00
% Owner Occupied: 99.89
% Purchase: 70.81
% Full Documentation: 81.24
Non-Zero Weighted Average FICO Score: 650




2. Product Types

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Product                           Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                                Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month LIBOR/
  5 Year Interest Only                 885   260,521,716          95.61     6.501        357     81.49     96.23       649     42.30
ARM - 3 Year/6 Month LIBOR/
  5 Year Interest Only                  42    11,974,003           4.39     6.392        357     79.73     89.08       670     39.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------



3. Range of Gross Interest Rates (%)

                                                           % of Mortgage
                                                            Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                        Aggregate      Aggregate   Average    Average   Average   Average
Gross                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighte
Interest                           Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Averag
Rates (%)                             Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DT
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                        198    67,390,125          24.73     5.756        357     79.90     94.43       663     42.25
6.000% - 6.999%                        529   154,026,447          56.52     6.493        357     81.12     96.13       649     42.19
7.000% - 7.999%                        175    46,640,265          17.12     7.411        357     83.57     97.08       635     42.14
8.000% - 8.999%                         24     4,379,383           1.61     8.220        357     91.77     99.14       632     41.78
9.000% - 9.999%                          1        59,500           0.02     9.500        356    100.00    100.00       655     50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 9.500%
Weighted Average: 6.496%



4. Range of Cut-off Date Principal Balances ($)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                       Aggregate      Aggregate   Average    Average   Average   Average
Cut-off                          Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Date Principal                    Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Balances ($)                         Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000                        2       119,500           0.04     8.872        356    100.00    100.00       639     49.05
$75,001 - $100,000                      23     1,986,491           0.73     7.150        357     82.07     98.87       629     41.04
$100,001 - $125,000                     70     7,825,440           2.87     7.020        357     81.42     97.37       628     42.43
$125,001 - $150,000                     66     9,152,915           3.36     6.836        357     80.11     97.12       640     43.26
$150,001 - $175,000                     80    12,907,035           4.74     6.599        357     81.52     96.41       628     42.75
$175,001 - $200,000                     78    14,684,899           5.39     6.543        357     81.25     98.51       645     41.59
$200,001 - $225,000                     68    14,462,009           5.31     6.496        357     81.84     97.78       642     42.60
$225,001 - $250,000                     59    13,999,742           5.14     6.407        357     81.26     97.08       646     42.92
$250,001 - $275,000                     53    13,960,439           5.12     6.494        357     81.66     95.83       659     40.13
$275,001 - $300,000                     61    17,514,829           6.43     6.456        357     82.12     94.94       646     42.22
$300,001 - $325,000                     46    14,389,996           5.28     6.553        357     82.60     94.70       637     43.00
$325,001 - $350,000                     41    13,823,538           5.07     6.356        357     81.89     95.18       652     42.55
$350,001 - $375,000                     40    14,491,506           5.32     6.440        357     81.93     93.80       645     41.60
$375,001 - $400,000                     34    13,147,434           4.82     6.317        357     81.11     95.61       654     41.73
$400,001 - $425,000                     24     9,937,344           3.65     6.478        357     82.16     97.12       649     43.08
$425,001 - $450,000                     28    12,282,991           4.51     6.049        357     81.25     94.81       665     42.58
$450,001 - $475,000                     20     9,229,278           3.39     6.743        357     80.90     97.15       655     45.06
$475,001 - $500,000                     24    11,657,760           4.28     6.296        357     81.15     95.28       661     40.96
$500,001 - $750,000                    106    63,737,822          23.39     6.541        357     81.09     96.29       658     42.27
$750,001 - $1,000,000                    4     3,184,750           1.17     5.965        357     76.82     76.82       664     33.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $59,500
Maximum: $825,000
Average: $293,954



5. Original Terms (month)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
Original                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                             Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                              Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
359                                      2       848,300           0.31     6.169        355     79.80     93.00       645     47.34
360                                    925   271,647,419          99.69     6.497        357     81.42     95.93       650     42.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 359
Maximum: 360
Weighted Average: 360



6. Range of Remaining Terms (month)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                       Aggregate      Aggregate   Average    Average   Average   Average
Remaining                        Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Terms                             Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
(month)                              Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                              927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 354
Maximum: 357
Weighted Average: 357



7. Range of Combined Original LTV Ratios (%)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range of                                       Aggregate      Aggregate   Average    Average   Average   Average
Combined                         Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Original                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
LTV Ratios (%)                       Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
45.01% - 50.00%                          1       165,000           0.06     5.500        357     50.00     50.00       688     44.98
50.01% - 55.00%                          2       288,288           0.11     5.442        357     52.95     52.95       669     30.98
55.01% - 60.00%                          1       116,000           0.04     6.750        357     58.00     58.00       579     34.14
60.01% - 65.00%                          4     1,328,999           0.49     7.228        356     62.33     71.20       665     31.28
65.01% - 70.00%                          5     1,461,599           0.54     6.180        357     70.00     70.00       615     45.38
70.01% - 75.00%                         16     6,681,655           2.45     5.955        357     74.14     75.75       650     36.05
75.01% - 80.00%                        703   207,569,682          76.17     6.429        357     79.95     98.07       654     42.21
80.01% - 85.00%                         72    20,144,623           7.39     6.517        357     84.26     88.02       628     41.41
85.01% - 90.00%                         91    25,638,493           9.41     6.801        357     89.37     92.97       632     44.71
90.01% - 95.00%                         11     3,743,401           1.37     7.107        357     94.83     94.83       627     45.49
95.01% - 100.00%                        21     5,357,979           1.97     7.791        357    100.00    100.00       655     40.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 50.00%
Maximum: 100.00%
Weighted Average: 81.41%



8. Range of Gross Margins (%)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Range                                          Aggregate      Aggregate   Average    Average   Average   Average
of                               Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Gross                             Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Margins (%)                          Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.000% - 3.500%                          1       301,500           0.11     6.950        357     90.00     90.00       648     41.25
4.001% - 4.500%                          4     1,208,560           0.44     5.175        357     77.00     91.00       691     43.78
4.501% - 5.000%                         59    19,679,495           7.22     5.498        357     79.51     94.03       668     42.91
5.001% - 5.500%                        207    69,778,106          25.61     5.951        357     80.38     95.69       659     42.05
5.501% - 6.000%                        294    85,806,843          31.49     6.417        357     80.96     95.45       646     42.44
6.001% - 6.500%                        203    55,871,070          20.50     6.902        357     81.83     96.81       646     41.76
6.501% - 7.000%                        159    39,850,145          14.62     7.581        357     84.64     97.22       637     42.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 6.990%
Non-Zero Weighted
Average: 5.779%



9. Range of Minimum Mortgage Rates (%)

                                                          % of Mortgage
Range                                                      Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                             Aggregate      Aggregate   Average    Average   Average   Average
Minimum                          Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                         38    11,861,396           4.35     5.381        357     78.64     91.06       674     42.25
5.501% - 6.000%                        180    61,500,578          22.57     5.851        357     80.25     95.42       659     42.31
6.001% - 6.500%                        293    88,773,782          32.58     6.328        357     80.92     96.00       649     42.56
6.501% - 7.000%                        227    62,077,164          22.78     6.798        357     81.36     96.31       648     41.35
7.001% - 7.500%                        108    28,563,892          10.48     7.269        357     83.73     97.19       636     42.59
7.501% - 8.000%                         60    16,341,673           6.00     7.767        357     84.22     96.58       635     41.91
8.001% - 8.500%                         17     2,946,735           1.08     8.230        357     92.00     98.72       622     44.31
8.501% - 9.000%                          3       371,000           0.14     8.774        357    100.00    100.00       664     38.09
9.001% - 9.500%                          1        59,500           0.02     9.500        356    100.00    100.00       655     50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 9.500%
Non-Zero Weighted
Average: 6.496%



10. Range of Maximum Mortgage Rates (%)

                                                          % of Mortgage
Range                                                      Loan Pool by  Weighted   Weighted  Weighted  Weighted
of                                             Aggregate      Aggregate   Average    Average   Average   Average
Maximum                          Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Mortgage                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Rates (%)                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
11.001% - 11.500%                       38    11,861,396           4.35     5.381        357     78.64     91.06       674     42.25
11.501% - 12.000%                      175    59,090,978          21.69     5.856        357     80.14     95.44       659     42.74
12.001% - 12.500%                      291    87,900,590          32.26     6.330        357     80.95     96.01       649     42.50
12.501% - 13.000%                      227    62,812,464          23.05     6.759        357     81.37     96.26       649     40.82
13.001% - 13.500%                      107    28,309,374          10.39     7.234        357     83.32     97.02       634     42.56
13.501% - 14.000%                       65    18,015,973           6.61     7.672        357     84.17     96.55       638     42.44
14.001% - 14.500%                       20     4,074,445           1.50     7.962        357     91.29     99.08       634     45.22
14.501% - 15.000%                        3       371,000           0.14     8.774        357    100.00    100.00       664     38.09
15.001% - 15.500%                        1        59,500           0.02     9.500        356    100.00    100.00       655     50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 11.150%
Maximum: 15.500%
Non-Zero Weighted
Average: 12.518%



11. Initial Cap (%)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                                  Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Initial Cap (%)                      Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
2.00%                                  912   266,410,917          97.77     6.499        357     81.36     95.91       650     42.21
3.00%                                   15     6,084,802           2.23     6.354        355     83.69     96.34       658     41.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.000%
Maximum: 3.000%
Non-Zero Weighted
Average: 2.022%



12. Periodic Cap (%)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Periodic                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Cap (%)                              Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1.50%                                  927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.500%
Maximum: 1.500%
Non-Zero Weighted Average: 1.500%



13. Next Rate Adjustment Date

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Next                                           Aggregate      Aggregate   Average    Average   Average   Average
Rate                             Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Adjustment                        Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Date                                 Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Apr-07                                   1       273,200           0.10     6.990        354     80.00    100.00       656     48.63
May-07                                   7     2,832,102           1.04     6.301        355     88.00     94.24       633     43.10
Jun-07                                 135    40,627,799          14.91     6.466        356     80.71     95.92       654     42.28
Jul-07                                 742   216,788,616          79.56     6.509        357     81.55     96.32       648     42.29
May-08                                   2       305,100           0.11     6.964        354     85.52     94.48       703     38.66
Jun-08                                   6     1,950,345           0.72     7.004        356     74.78     88.73       702     38.94
Jul-08                                  34     9,718,558           3.57     6.251        357     80.55     88.99       662     40.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2007-07-12



14. Geographical Distribution

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Geographical                      Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Distribution                         Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
California                             347   132,719,045          48.71     6.352        357     80.64     95.39       653     42.51
Florida                                 91    21,563,743           7.91     6.653        357     82.37     95.33       646     40.13
New York                                37    14,309,253           5.25     6.481        357     80.88     93.43       654     43.28
Maryland                                52    13,697,352           5.03     6.492        357     83.40     97.33       639     41.71
Virginia                                32    10,543,822           3.87     6.552        357     82.03     96.95       667     42.28
New Jersey                              35     9,464,497           3.47     6.967        357     86.60     96.25       641     41.48
Massachusetts                           29     8,350,570           3.06     6.574        357     81.93     97.39       664     43.96
Colorado                                41     7,521,668           2.76     6.523        357     80.25     99.75       644     43.85
Hawaii                                  18     7,127,817           2.62     6.225        357     80.77     98.78       678     40.87
Georgia                                 41     6,807,932           2.50     6.861        357     82.07     98.21       637     42.09
Nevada                                  23     5,902,425           2.17     6.737        357     81.50     95.87       639     39.97
Other                                  181    34,487,595          12.66     6.733        357     81.73     96.17       637     42.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 37



15. Occupancy

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
                                  Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Occupancy                            Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                                926   272,196,318          99.89     6.497        357     81.40     95.92       650     42.19
Second Home                              1       299,401           0.11     5.900        357     90.00    100.00       790     48.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------



16. Property Types

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Property                          Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Types                                Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                807   237,644,415          87.21     6.484        357     81.34     95.75       649     41.92
Condo                                   81    20,058,030           7.36     6.529        357     82.07     97.24       648     44.18
2-4 Family                              39    14,793,274           5.43     6.642        357     81.64     96.88       666     43.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------



17. Loan Purpose

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Loan                              Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Purpose                              Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                               659   192,943,557          70.81     6.515        357     80.89     98.41       656     42.16
Refinance - Cashout                    264    78,278,851          28.73     6.438        357     82.63     89.73       634     42.16
Refinance - Rate Term                    4     1,273,311           0.47     7.260        357     86.45    100.00       608     48.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------



18. Documentation Level

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Documentation                     Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Level                                Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                     806   221,383,446          81.24     6.400        357     81.65     95.73       643     42.30
Stated Documentation                   111    47,562,205          17.45     6.900        357     79.45     97.02       681     41.99
Easy Documentation                      10     3,550,069           1.30     7.092        357     92.83     92.83       650     38.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------



19. Original Prepayment Penalty Term (months)

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
Original                                       Aggregate      Aggregate   Average    Average   Average   Average
Prepayment                       Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Penalty                           Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Term (months)                        Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
0                                      138    34,203,385          12.55     6.913        357     82.50     96.93       648     41.51
12                                      71    26,245,630           9.63     6.691        357     81.21     96.17       659     42.63
24                                     642   192,481,721          70.64     6.428        357     81.17     96.09       650     42.26
36                                      76    19,564,984           7.18     6.177        357     82.19     92.12       643     42.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average:      24



20. Lien Position

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
Lien                              Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Position                             Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                               927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------



21. FICO Score

                                                          % of Mortgage
                                                           Loan Pool by  Weighted   Weighted  Weighted  Weighted
                                               Aggregate      Aggregate   Average    Average   Average   Average
                                 Number of  Cut-off Date   Cut-off Date     Gross  Remaining  Combined  Original  Weighted  Weighted
FICO                              Mortgage     Principal      Principal  Interest       Term  Original       LTV   Average   Average
Score                                Loans       Balance        Balance      Rate   (months)       LTV      w SS      FICO       DTI
------------------------------------------------------------------------------------------------------------------------------------
561 - 580                               15     2,932,279           1.08     6.983        357     80.36     96.97       578     38.19
581 - 600                              176    42,382,257          15.55     6.730        357     81.94     95.67       591     42.72
601 - 620                              135    36,177,538          13.28     6.663        357     82.39     93.97       610     41.71
621 - 640                              135    39,911,710          14.65     6.419        357     82.13     94.32       630     43.46
641 - 660                              145    44,639,148          16.38     6.357        357     81.42     95.58       650     42.36
661 - 680                              113    41,479,033          15.22     6.573        357     81.03     97.48       669     41.18
681 - 700                               89    25,537,755           9.37     6.354        357     79.59     96.61       689     41.65
701 - 720                               56    20,411,967           7.49     6.279        357     80.77     98.37       709     42.33
721 - 740                               26     7,899,091           2.90     6.351        357     80.86     96.31       730     45.06
741 - 760                               18     5,632,183           2.07     6.304        357     80.68     95.85       750     37.99
761 - 780                               12     3,925,613           1.44     6.245        357     81.31    100.00       768     44.81
781 - 800                                6     1,347,145           0.49     6.567        357     82.22    100.00       793     36.00
801 >=                                   1       220,000           0.08     5.850        357     80.00    100.00       813     45.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 927   272,495,719         100.00     6.496        357     81.41     95.92       650     42.19
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 572
Maximum: 813
Weighted Average: 650


BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market- makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR5 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR5 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

[LOGO] BARCLAYS
       CAPITAL

----------------------------------
LTV :
----------------------------------
                          Below 70
----------------------------------
                       70.01 to 75
----------------------------------
                       75.01 to 80
----------------------------------
                       80.01 to 85
----------------------------------
                       85.01 to 90
----------------------------------
                       90.01 to 95
----------------------------------
                      95.01 to 100
----------------------------------
                       100.01 plus
----------------------------------

----------------------------------
FICO
----------------------------------
                         below 549
----------------------------------
                        550 to 574
----------------------------------
                        575 to 599
----------------------------------
                        600 to 624
----------------------------------
                        625 to 649
----------------------------------
                        650 to 674
----------------------------------
                        675 to 699
----------------------------------
                          700 plus
----------------------------------

----------------------------------
Property Type:
----------------------------------
            Single-Family Detached
----------------------------------
                               PUD
----------------------------------
                             Condo
----------------------------------
                    3+ Family Det.
----------------------------------
                Manufactured House
----------------------------------
                             Other
----------------------------------

----------------------------------
Purpose:
----------------------------------
                          Purchase
----------------------------------
               Refinance rate/term
----------------------------------
  Cash Out Refi (COF) Below 70 LTV
----------------------------------
        COF with  LTV  70.01 to 75
----------------------------------
        COF with  LTV  75.01 to 80
----------------------------------
        COF with  LTV  80.01 to 85
----------------------------------
        COF with  LTV  85.01 to 90
----------------------------------
        COF with  LTV  90.01 to 95
----------------------------------
         COF with LTV 95.01 to 100
----------------------------------
       COF with   LTV  100.01 plus
----------------------------------
                             Other
----------------------------------

----------------------------------
Occupancy Status:
----------------------------------
                    Owner Occupied
----------------------------------
                          2nd Home
----------------------------------
                        Investment
----------------------------------
                             Other
----------------------------------

----------------------------------
Loan Balance
----------------------------------
                      Below 50,000
----------------------------------
              50,000.01 to 100,000
----------------------------------
             100,000.01 to 150,000
----------------------------------
             150,000.01 to 200,000
----------------------------------
             200,000.01 to 400,000
----------------------------------
             400,000.01 to 500,000
----------------------------------
             500,000.01 to 600,000
----------------------------------
           600,000.01 to 1,000,000
----------------------------------
            1,000,000.01 and above
----------------------------------

----------------------------------
Loan Term
----------------------------------
                         >30 Years
----------------------------------
                          30 Years
----------------------------------
                          20 Years
----------------------------------
                          15 Years
----------------------------------
                             Other
----------------------------------

----------------------------------
Documentation Type
----------------------------------
                Full Documentation
----------------------------------
             Limited Documentation
----------------------------------
     Stated Docs with LTV below 70
----------------------------------
  Stated Docs with LTV 70.01 to 75
----------------------------------
  Stated Docs with LTV 75.01 to 80
----------------------------------
  Stated Docs with LTV 80.01 to 85
----------------------------------
  Stated Docs with LTV 85.01 to 90
----------------------------------
  Stated Docs with LTV 90.01 to 95
----------------------------------
 Stated Docs with LTV 95.01 to 100
----------------------------------
 Stated Docs with LTV above 100.01
----------------------------------
                             Other
----------------------------------

----------------------------------
Lien Status
----------------------------------
                          1st Lien
----------------------------------
   Second Liens with LTV below  85
----------------------------------
Second Liens with LTV  85.01 to 90
----------------------------------
Second Liens with LTV  90.01 to 95
----------------------------------
Second Liens with LTV 95.01 to 100
----------------------------------
Second Liens with LTV above 100.01
----------------------------------

----------------------------------
Interest Only
----------------------------------
           Dollar of Mortgage Type
----------------------------------
                         Ave. FICO
----------------------------------
                          Ave. LTV
----------------------------------
                     % Stated Docs
----------------------------------
                       % Full Docs
----------------------------------


--------------------------------------------------------------------------------
    Fixed $            2/28 $            3/27 $           5/25 $           Other
--------------------------------------------------------------------------------
   16,004,697        73,057,712        2,052,799        1,047,822            0
   7,212,212         46,890,091        2,099,964         670,952             0
   40,315,960       505,703,844        13,792,056       4,883,545            0
   15,506,792       103,284,042        5,192,459         299,228             0
   23,953,838       181,417,206        6,900,204        3,277,446            0
   5,534,166         20,535,116         352,450          384,853             0
   58,932,688        22,497,483         689,999             0                0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   4,420,600         98,341,295        1,779,439            0                0
   9,137,322         93,653,168         970,934          937,676             0
   17,041,392       117,685,195        2,832,558         664,040             0
   27,977,964       136,576,547        6,423,489        1,663,226            0
   35,100,634       175,587,365        4,860,278        3,075,846            0
   33,931,840       137,157,169        4,779,765        2,054,962            0
   19,356,379        91,763,550        4,436,899         158,354             0
   20,494,222       102,621,205        4,996,571        2,009,744            0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  134,283,272       777,212,532        24,370,965       7,466,969            0
       0                 0                 0                0                0
   10,539,850        62,971,578        1,730,158         603,058             0
   1,894,402         18,917,863         206,477          795,674             0
   20,742,828        94,283,522        4,772,331        1,698,146            0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   81,179,691       534,420,641        10,430,604       4,351,942            0
   1,215,119         6,027,176             0                0                0
   13,486,523        50,335,488         946,501         1,047,822            0
   6,329,034         36,269,933        2,099,964         670,952             0
   20,898,118       137,128,042        7,505,776        2,132,588            0
   12,853,982        74,501,364        4,912,485         299,228             0
   16,712,043        81,016,104        4,191,390        2,061,314            0
   3,025,759         13,726,902         352,450             0                0
   10,764,833        7,679,022          364,260             0                0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  155,758,469       879,928,775        28,660,737       9,089,599            0
   2,916,501         11,270,807         130,230             0                0
   8,785,384         62,185,912        2,288,965        1,474,247            0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   19,467,542          99,761              0                0                0
   30,100,206        35,161,609         747,024             0                0
   25,208,298        92,962,313        3,748,824         248,016             0
   20,971,883       118,132,469        3,726,933         853,466             0
   42,759,053       403,419,197        15,309,612       3,454,765            0
   18,438,025       129,359,409        3,120,779        3,553,691            0
   7,712,803         76,353,179        2,187,640        1,057,584            0
   2,802,543         97,897,556        2,239,119        1,396,324            0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  157,927,971       951,893,010        30,911,632       10,563,846           0
   3,832,243             0                 0                0                0
   3,165,536             0                 0                0                0
   2,534,602         1,492,485          168,300             0                0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  116,588,130       570,166,458        18,654,701       8,329,570            0
   1,923,885         14,063,822        2,169,836         166,747             0
   4,648,514         31,809,240        1,353,445            0                0
   2,048,465         22,103,386         572,686          371,754             0
   12,005,178       239,518,595        4,680,158        1,695,775            0
   3,405,170         23,336,714        2,381,651            0                0
   2,960,321         30,362,279        1,267,455            0                0
   1,510,299         6,111,104             0                0                0
   21,413,479        8,609,008             0                0                0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  103,593,868       953,385,494        31,079,932       10,563,846           0
       0                 0                 0                0                0
   1,335,894             0                 0                0                0
   4,693,470             0                 0                0                0
   57,754,684            0                 0                0                0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     260,521,716       11,974,003
             649              670
           81.49            79.73
           17.57             14.9
           81.33            79.25
--------------------------------------------------------------------------------


------------------------------------------------
MH Stratification:
------------------------------------------------
Total Balance
------------------------------------------------
% Pool Balance
------------------------------------------------
Ave. FICO
------------------------------------------------
Ave. LTV
------------------------------------------------
% Full Docs
------------------------------------------------

------------------------------------------------
Silent Seconds Stratification:
------------------------------------------------
Total Balance                       514,164,614
------------------------------------------------
% Pool Balance                           44.23%
------------------------------------------------
Ave. FICO                                   651
------------------------------------------------
Ave. LTV                                  81.62
------------------------------------------------
% Full Docs                              62.76%
------------------------------------------------

------------------------------------------------
Second Lien Stratification:
------------------------------------------------
Total Balance                        63,866,485
------------------------------------------------
% Pool Balance                            5.49%
------------------------------------------------
Ave. FICO                                   651
------------------------------------------------
Ave. LTV                                  99.32
------------------------------------------------
% Full Docs                              63.72%
------------------------------------------------

------------------------------------------------
LTV Above 90 Stratification:
------------------------------------------------
Total Balance                       108,926,755
------------------------------------------------
% Pool Balance                            9.37%
------------------------------------------------
Ave. FICO                                   652
------------------------------------------------
Ave. LTV                                  98.68
------------------------------------------------
% Full Docs                              61.16%
------------------------------------------------